Dear Shareholder:

In response to the September 11 terrorist attacks in New York and Washington, D.C., the people of our nation have proven that our spirit cannot be broken. To all those affected by the terrorist attacks, we offer our deepest sympathies and condolences. Through our grief, we've pulled together, united as a nation. That unity is the guiding force behind the strength of our economy.

The Principal Financial Group(R) is committed to providing assistance for the individuals and companies affected by the disaster. For the victims of the attacks and their families, we quickly established a customer hotline to help with their needs. And, after contacting the companies we serve who were located in the World Trade Center, we were there to provide resources to help with their loss.

The Financial Implications on Investments
It is natural for investors to remain concerned about the attacks and the financial implications on investments. When thinking about the market, it is important to look back at historical events that have threatened our nation's economy. Our nation has survived events such as World War II, the Great Depression, and a presidential assassination. Each time, our economy and markets have recovered and continued to grow even stronger.

What To Do Now?
Keeping your long-term investment goals in mind is important to successful investing. We urge you to remain calm and consider your investment goals. If your goals and time horizon have not changed, consider keeping your current routine. Of course, successful investing requires a periodic review of your investments to make sure your asset allocations are in tune with your investment objectives. When your allocations stray from your investment goals, rebalancing is appropriate based on those long-term objectives.

Principal Investors Funds were introduced in December, 2000. As we progress in our premier decade, we are dedicated to providing you quality investment strategies and guidance designed to meet your investment goals. Our funds are sub-advised by some of the most successful and experienced investment managers available. Our broad array of choices provide you with varied investment styles and many options for diversification. We understand what you're working for and believe that with the investment options we offer, we can help you achieve your investment goals.

Sincerely,

/s/Ralph c. Eucher

Ralph C. Eucher
President
Principal Investors Funds



* Past performance is not a guarantee of future results. No investment strategy can guarantee a profit or protect against loss in periods of declining markets.

                               TABLE OF CONTENTS
                                                                        PAGE
Managers' Comments......................................................  2
Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 48
 Statements of Operations .............................................. 63
 Statements of Changes in Net Assets.................................... 78
 Notes to Financial Statements......................................... 100
 Schedules of Investments
  Balanced Fund.........................................................123
  Bond & Mortgage Securities Fund.......................................129
  Capital Preservation Fund.............................................133
  European Fund.........................................................135
  Government Securities Fund............................................137
  High Quality Intermediate-Term Bond Fund..............................138
  High Quality Long-Term Bond Fund......................................141
  High Quality Short-Term Bond Fund.....................................143
  International Emerging Markets Fund...................................145
  International Fund I..................................................148
  International Fund II ................................................151
  International SmallCap Fund...........................................153
  LargeCap Blend Fund...................................................156
  LargeCap Growth Fund..................................................159
  LargeCap S&P 500 Index Fund...........................................161
  LargeCap Value Fund...................................................169
  LifeTime 2010 Fund....................................................171
  LifeTime 2020 Fund....................................................172
  LifeTime 2030 Fund....................................................173
  LifeTime 2040 Fund....................................................174
  LifeTime 2050 Fund....................................................175
  LifeTime Strategic Income Fund........................................176
  MidCap Blend Fund.....................................................177
  MidCap Growth Fund....................................................180
  MidCap S&P 400 Index Fund.............................................183
  MidCap Value Fund.....................................................190
  Money Market Fund.....................................................193
  Pacific Basin Fund....................................................195
  Partners LargeCap Blend Fund..........................................197
  Partners LargeCap Growth Fund I.......................................200
  Partners LargeCap Growth Fund II......................................202
  Partners LargeCap Value Fund..........................................204
  Partners MidCap Blend Fund............................................207
  Partners MidCap Growth Fund...........................................211
  Partners MidCap Value Fund............................................214
  Partners SmallCap Growth Fund I.......................................216
  Partners SmallCap Growth Fund II......................................218
  Partners SmallCap Value Fund..........................................221
  Real Estate Fund......................................................223
  SmallCap Blend Fund...................................................224
  SmallCap Growth Fund..................................................230
  SmallCap S&P 600 Index Fund...........................................234
  SmallCap Value Fund...................................................244
  Technology Fund.......................................................248
 Financial Highlights.................................................. 249
Report of Independent Auditors..........................................381
Federal Income Tax Information..........................................382




MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Fund from its inception through October 31, 2001. The accompanying graphs display results for the life of the Fund. Average annual total return figures provided for each Fund in the graphs reflect all expenses of the Fund and assume all distributions are reinvested. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.



BALANCED FUND
LOGO
LOGO
                               William Armstrong
LOGO
                                Dirk Laschanzky
                                 Douglas Ramsey
LOGO
LOGO

                                                                           60% S&P 500
                       S&P                Lehman Brothers                40% Lehman Bros.                Morningstar
           Total       500                Aggregate Bond                  Aggregate Bond                   Domestic
           Return                                                                                           Hybrid
   BA       @NAV      Index      Total         Index       Total Return       Index        Total Return    Category       Total
   --       ----      -----      Return        -----                          -----                        --------      Return
  10,000                10,000                     10,000                          10,000                      10,000
   9,023    -9.77%       7,842   -21.58%           11,241        12.41%             9,202        -7.98%         9,476       -5.24%


LOGO


The slowing economy and concerns about future corporate profitability and threats of terrorism led to deep declines in the domestic and international equity markets for the 12 months ended October 31, 2001. The fixed-income markets advanced as interest rates declined sharply driven by the Federal Open Market Committee's move to lower short-term interest rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The September 11 terrorist attacks have put further pressures on the economy and added to concerns over the economic recovery. A recession with two negative quarters of gross domestic product (GDP) growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the later part of 2002.


All of the broad domestic equity markets experienced sharp declines for the year ended October 31, 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. The international equity markets also declined sharply during the year with foreign companies dropping as their profits dropped with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


The Balanced Fund underperformed the hybrid composite index, which is made up of the S&P 500 Index (60%) and the Lehman Aggregate Bond Index (40%) rebalanced monthly, for the year despite a neutral position in stocks versus bonds of 60% equities and 40% fixed-income. Since inception, the Fund returned -9.77%, compared to -7.98% for the Index. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still under performed due to specific issues related to security selection. Technology, capital goods and transportation companies were all significant under performers for the year. The Fund's fixed-income performance was competitive with the fixed-income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The Fund will remain neutral in its stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would allow an opportunity for both domestic and foreign equities to advance.


FUNDNAMEFOOTER                                                  Running H/F 1 1
www.principal.com



BOND AND MORTGAGE SECURITIES FUND
LOGO
                               William Armstrong
LOGO
                                 Scott Bennett
LOGO
                                  Lisa Stange

                                            Lehman Brothers                 Morningstar
                                   Total    Aggregate Bond                Intermediate-Term
                                   Return
Year Ended October 31,     BM       @NAV         Index       Total Return   Bond Category    Total Return
----------------------     --       ----         -----                      -------------
                          10,000                     10,000                         10,000
                  2001    11,069    10.69%           11,241        12.41%           11,148          11.48%


LOGO












On January 3 2001, the Federal Reserve reduced the federal funds rate by .50%, and began an unprecedented cycle of easing monetary policy in an attempt to revive the deteriorating U.S. economy. While corporate earnings were sluggish during the first quarter of 2001, the U.S. consumer continued to spend at a brisk pace and to lend considerable support to the economy. However, just as corporate profits were poised for a recovery in early 2002, consumer confidence began to wane. This trend was exacerbated by the September 11 terrorist attacks, virtually insuring a U.S. economic recession and postponing the prospects for recovery further into 2002. The Federal Reserve reduced the federal funds rate seven times during 2001 before the attacks, and then reduced rates two more times between September 11 and October 31. By the end of October, the federal funds rate stood at 2.5%.


Corporate bond investors began the year looking past poor corporate earnings and focused on historically high-risk premiums and prospects for a late 2001 economic turnaround. Risk premiums over U.S. Treasuries remain high not only because of poor corporate performance and related price volatility, but because of the new risks introduced to the market after the terrorist attacks. Though market reactions remain severe for those companies that disappoint investors, corporate bonds outperformed all asset classes throughout the year until September 11. The terrorist attacks drove investors to seek "safe haven" assets such as U.S. Treasuries and agencies. As a result, U.S. Treasury rates have fallen (prices have risen) across all maturities.


The Fund has underperformed the Lehman Aggregate Index since its inception date, returning 10.69% through October 31, 2001, compared to 12.41% for the Index, primarily due to investments in high yield securities. High yield securities are not a component of the Index, but did constitute between 2% and 4% of the Fund during the year. In addition, the Fund had a higher weighting of investment grade corporate bonds than the Index. These underperformed U.S. Treasuries and agencies subsequent to the terrorist attacks. The Fund benefited from being overweighted in commercial mortgage-backed securities (CMBS), and being slightly underweighted in agency mortgage-backed securities (MBS) relative to the Index. Being underweighted in short maturity (1-5 year) U.S. Treasuries and agencies relative to the Index has hindered Fund performance since September 11. We expect the current historically high-risk premiums to decline in 2002. This will cause outperformance in corporate bonds, CMBS, and asset-backed securities compared to Treasuries. The portfolio is well positioned for this event.


FUNDNAMEFOOTER                                                         1
www.principal.com



CAPITAL PRESERVATION FUND

LOGO
                                  Kevin Croft
LOGO
                                 Martin Schafer
   Stock prices and interest rates fell throughout much of 2001 prior to the September 11 terrorist attacks, since the market expected lower levels of both corporate profitability and economic growth. The attacks exaggerated the market's concerns, resulting in even higher levels of volatility, lower stock prices, reduced risk tolerance and lower interest rates. The fixed-income markets generated strong "safe-haven" performance during the year as interest rates of all maturities fell. Two-year maturity bonds have seen their rates decline much faster than ten-year maturity bonds, driven mostly by the Federal
  Open Market Committee's, which sets the rate that banks charge for overnight reserve loans, nine interest rate cuts from January through October 2001.

                                            Lehman Brothers
                                            Mutual Fund U.S.                 Morningstar
                                   Total     Gov't 1-3 Year                  Short-Term
                                   Return                                       Bond
Year Ended October 31,     CP       @NAV         Index        Total Return    Category      Total Return
----------------------     --       ----         -----                        --------
                          10,000                      10,000                       10,000
                  2001    10,144     1.44%            10,432         4.32%         10,458           4.58%


LOGO


The Capital Preservation Fund underperformed the Lehman Mutual Fund 1-3 Year Government/Credit Index due to the decline in interest rates. Since inception, the Fund returned 1.44%, compared to 4.32% for the Index. The book value wrap agreements (the contracts that create the Fund's stable value characteristics) worked as expected and met the Fund's primary objective of maintaining a constant $10 share price.


The Fund generates the dividend income of a short-term bond fund and the low price volatility of a money market fund by maintaining positions in book value wrap agreements, and short-term and long-term investments. The purpose of the book value wrap agreements is to remove share price volatility and create consistent performance that is earned exclusively through dividend income. Due to the constant share price, portfolio performance will generally be above the Index when interest rates rise and below the Index when interest rates fall.


FUNDNAMEFOOTER                                                         1
www.principal.com


EUROPEAN FUND

LOGO
                                 Crispin Murray
 Over the past ten months, the European stock market has been hostage to global stock market volatility, as reflected by the approximate 25% decline (local currency) in the MSCI Europe Index.

                                               MSCI                    Morningstar
                                   Total    Europe (15)                Europe Stock
                                   Return
Year Ended October 31,     EU       @NAV     Index-ND    Total Return    Category     Total Return
----------------------     --       ----     --------                    --------
                          10,000                 10,000                      10,000
                  2001     7,527   -24.73%        7,710       -22.90%         7,868         -21.32%



LOGO


Evidence of a sharp economic slowdown in the U.S. during the period led to significant corporate earnings downgrades and downward revisions for European economic growth. Although the European Central Bank (ECB) reduced official interest rates three times by a total of 0.75% in an attempt to support the economy, the region's stock market fell considerably. Following the September terrorist attacks in the U.S., European equities lurched sharply lower.


The month of October, however, saw a key reversal in a number of trends seen in the European market this year. First, the rise came in spite of a sharp downward revision in earnings expectations for 2001, which was driven by evidence of a significant deterioration in the economic environment. Next, cyclical stocks led the market and as a result, the Fund's media, telecommunication and autos holdings performed well. The cause of the reversal in these trends was a belief that the policy responses, in the wake of the events of September 11 are likely to drive a healthy economic recovery in the second half of 2002.


The Fund underperformed its benchmark over the year, with relative performance being notably impacted by the portfolio's underweight position in defensive sectors including utilities. By contrast, the Fund benefited from its underweight exposure to the underperforming telecommunications sector and its positioning in auto holdings such as BMW and Peugeot.


From a medium term perspective, the outlook for European equities is positive. Despite the fall in earnings expectations, valuation levels remain attractive due partly to a sharp fall in bond yields through October. Further, even if we assume the expected downgrades into the latter half of 2001 European equity markets are attractive in an historical context. The concern over valuation is that the fall in bond yields signals a far more dire economic outlook, which in turn would lead to a far greater fall in earnings.


The other positive aspect for the European stock market is its level of liquidity. To date, this has been driven more by the U.S. Federal Reserve, with the ECB only moving to a more aggressive easing tack in September 2001. Narrow money supply growth is picking up in Europe and this traditionally has been a signal for an improving equity market. The key risk remains that the ECB chooses to be more cautious. Inflation has now fallen within their targeted range, however they still may decide to see further improvement in the core inflation rate before driving rates down much further.


Long term, European pension reform and the establishment of the European Union
(EU) are positives for the region's stock market. The formation of the EU economy will be larger in size than the U.S. (with around 320 million people) and is likely to generate great opportunities for well-managed companies to expand into new markets and gain further customers, thereby producing excess profitability.


In this environment the strategy remains to focus on individual company valuations and to gauge the downside in the event of a more serious economic slowdown. In addition, we intend to focus on those companies that have already undertaken significant cost measures, as this is likely to offset the impact of a weak revenue line and also generate healthy cash flows.


FUNDNAMEFOOTER                                                         1
www.principal.com



GOVERNMENT SECURITIES FUND

LOGO
                                 Martin Schafer
 On January 3, 2001, the Federal Open Market Committee ("FOMC"), which sets the rate that banks charge for overnight reserve loans, reduced the Federal Funds Rate by .50%, and began an unprecedented cycle of easing monetary policy in an attempt to revive the deteriorating U.S. economy. While corporate earnings were sluggish during the first quarter of 2001, the U.S. consumer continued to spend at a brisk pace and to lend considerable support to the economy. However, just as corporate profits were poised for a recovery in early 2002, consumer confidence began to wane. This trend was exacerbated by the September 11 terrorist attacks, virtually assuring a U.S. economic recession and postponing the prospects for recovery further into 2002. The FOMC reduced the federal funds rate seven times during 2001 prior to the attacks, and then reduced rates two more times between September 11 and October 31. The federal funds rate was 2.5%
                            as of October 31, 2001.

                                            Lehman Brothers                Morningstar
                                            Mortgage Backed                Intermediate
                                   Total      Securities                    Government
                                   Return
Year Ended October 31,     GS       @NAV         Index       Total Return    Category       Total
----------------------     --       ----         -----                       --------      Return
                          10,000                     10,000                      10,000
                  2001    10,913     9.13%           11,106        11.06%        11,116       11.16%



LOGO


The Government Securities Fund underperformed the Lehman Mortgage Backed Securities Index. Since inception, the Fund returned 9.13%, compared to 11.06% for the Index. This underperformance was largely attributable to the accelerated pace of prepayments experienced on higher interest rate mortgages held in the portfolio. As interest rates declined rapidly, homeowners acted quickly to refinance their high rate mortgages. This negatively impacted investors who owned those securities. While higher interest rate mortgages did not perform well, the Fund did benefit from a significant exposure to lower interest rate mortgages that did perform well.


The Fund continues to emphasize the exclusive use of government mortgage securities due to their higher yields, safety of principal, and favorable risk/return characteristics. While mortgage securities generally underperform Treasuries during a falling interest rate environment, their additional yield tends to result in superior long-term performance. The Fund remains positioned to perform well as we move into 2002.





FUNDNAMEFOOTER                                                         1
www.principal.com


HIGH QUALITY INTERMEDIATE-TERM BOND FUND

LOGO
                                  Kevin Croft
LOGO
                                 Martin Schafer
   Stock prices and interest rates fell throughout much of 2001 prior to the September 11 terrorist attacks, as the market expected lower levels of both corporate profitability and economic growth. The attacks exaggerated the market's concerns and resulted in higher levels of volatility, lower stock prices, lower interest rates, and reduced risk tolerance. The fixed-income markets generated strong "safe-haven" performance during the year as interest rates of all maturities fell. Two-year maturity bonds saw their rates decline much faster than ten-year maturity bonds, driven mostly by nine-interest rate cuts from the Federal Reserve during 2001.

                                                                            Morningstar
                                            Lehman Brothers              Intermediate-Term
                                                                                          --------------
                                   Total    Aggregate Bond                      Bond
                                   Return
Year Ended October 31,     HI       @NAV         Index       Total Return     Category       Total Return
----------------------     --       ----         -----                        --------
                          10,000                     10,000                         10,000
                  2001    11,084    10.84%           11,241        12.41%           11,148          11.48%


LOGO


The High Quality Intermediate-Term Bond Fund underperformed the Lehman Aggregate Index, returning 10.84% compared to 12.41% for the Index. While the Fund's holdings in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) contributed favorably to performance, an underweighted position in U.S. Treasuries in the period immediately after the terrorist attacks negatively impacted results. Being underweighted in mortgage-backed securities (MBS) enhanced relative performance as MBS lagged other sectors as interest rates fell. The portfolio was well structured for a decline in interest rates.


The portfolio is neutral to interest rate changes, has a yield advantage versus the Index, and is overweighted in bonds with a five-year maturity range. Corporate bonds, ABS, and CMBS all represent overweighted positions as market risk premiums continue to be at attractive levels. Treasuries, U.S. Agencies and MBS are all modestly underweighted in the portfolio relative to the Index. As a result of accommodative monetary policy, fiscal stimulus and a steep yield curve (rates increasing with maturity), the five-year maturity range provides an attractive opportunity to capture both yield and price performance. The main risks to our strategy include the continued slowing of corporate profit growth and the potential for equity market volatility to negatively impact the bond market. Though the portfolio is well positioned as we go into 2002, ongoing adjustments will undoubtedly occur as opportunities unfold in the marketplace.


FUNDNAMEFOOTER                                                         1
www.principal.com


HIGH QUALITY LONG-TERM BOND FUND

LOGO
                                  Kevin Croft
LOGO
                                 Martin Schafer
In the wake of a weakening U.S. economy and decelerating corporate earnings, the
  Federal Reserve started 2001 with the first of nine interest rate cuts that occurred through October 31. As stock market losses continued to mount, investors reallocated assets out of equities and into fixed-income securities.
   This impacted the performance of both markets. The September 11 terrorist attacks further reduced investor risk tolerance, and drove investors to seek the safe haven of U.S Treasury securities at the expense of other asset classes. While the terrorist attacks undoubtedly deepened our economic decline, a potent combination of monetary and fiscal stimulus is now in place to hasten our ultimate recovery

                                            Lehman Brothers                Morningstar
                                               Long Term                    Long-Term
                                                Gov't/
                                   Total      Credit Bond                     Bond
                                   Return
Year Ended October 31,     HL       @NAV         Index       Total Return   Category       Total
----------------------     --       ----         -----                      --------      Return
                          10,000                     10,000                     10,000
                  2001    11,076    10.76%           11,500        15.00%       11,906       19.06%


LOGO
 .


The High Quality Long-Term Bond Fund underperformed the Lehman Long Government/Credit Index, with a 10.76% return for the one-year period ended October 31, 2001, compared to 15% for the Index. The Fund's underperformance was largely attributable to its shorter duration, relative to the Index, during a falling interest rate environment. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. The favorable performance of our holdings in commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and corporate bonds offset this effect to some degree. The yield advantage (relative to U.S. Treasuries) of these securities is near a historical high, and warrants our significant overweighting in these sectors.


We believe that by employing a disciplined investment process and focusing on sector and security selection, we will reward our clients with favorable results over a reasonable period of time. By exploiting our research expertise in a variety of market sectors, we have ample opportunity to enhance portfolio return, while simultaneously providing the security of a well-diversified portfolio.


FUNDNAMEFOOTER                                                         1
www.principal.com


HIGH QUALITY SHORT-TERM BOND FUND

LOGO
                                 Martin Schafer
In the wake of a weakening U.S. economy and decelerating corporate earnings, the
  Federal Reserve started 2001 with the first of nine interest rate cuts that occurred through October 31. As stock market losses continued to mount, investors reallocated assets out of equities and into fixed- income securities.
   This impacted the performance of both markets. The September 11 terrorist attacks further reduced investor risk tolerance, and drove investors to seek the safe haven of U.S. Treasury securities at the expense of other asset classes. While the terrorist attacks undoubtedly deepened our economic decline, a potent combination of monetary and fiscal stimulus is now in place to hasten our ultimate recovery.

                                            Lehman Brothers                Morningstar
                                            Mutual Fund 1-5                Short-Term
                                   Total     Gov't/Credit                     Bond
                                   Return
Year Ended October 31,     HS       @NAV         Index       Total Return   Category     Total Return
----------------------     --       ----         -----                      --------
                          10,000                     10,000                     10,000
                  2001    10,961     9.61%           11,129        11.29%       10,970           9.70%


LOGO


The High Quality Short-Term Bond Fund underperformed the Lehman Mutual Fund 1-5 year Government/Credit Index, with a 9.61% return for the one-year period ended October 31, 2001, compared to 11.29% for the Index. While the Fund's holdings in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and corporate bonds contributed favorably to the Fund's performance, being underweighted in U.S. Treasuries in the period immediately following the attacks hurt our results. Currently the yield advantage (relative to Treasuries) of corporate bonds, ABS and CMBS is near a historical high. For this reason, the Fund remains significantly overweighted in these sectors.


We believe that by employing a disciplined investment process and focusing on sector and security selection, we will reward our clients with favorable results over a reasonable period of time. By exploiting our research expertise in a variety of market sectors, we have ample opportunity to enhance portfolio return, while simultaneously providing the security of a well-diversified portfolio.


FUNDNAMEFOOTER                                                         1
www.principal.com


INTERNATIONAL EMERGING MARKETS FUND

LOGO
                                Michael Marusiak
LOGO
                                 Michael Reynal
   The global economic slowdown, which began in late 2000, exerted a drag on emerging markets throughout the year, causing them to fall 23.6%. As developed economies slowed during the course of the year, the U.S. Federal Reserve Open Market Committee, which sets the rate that banks charge for overnight reserve loans, made aggressive interest rate cuts yet these failed to spark economic activity. In turn, this affected the export-oriented emerging markets.

                                                 MSCI                         Morningstar
                                               Emerging                   Diversified Emerging
                                   Total     Markets Free                       Markets
                                   Return
Year Ended October 31,     IE       @NAV       Index-ID     Total Return        Category           Total
----------------------     --       ----       --------                         --------          Return
                          10,000                    10,000                              10,000
                  2001     8,067   -19.33%           7,766       -22.34%                 8,472      -15.28%


LOGO


The Fund was negatively impacted by three themes during the year: the slide in technology, the slide in commodities and the slide in the Euro. The technology slowdown from the excesses of 1999-2000 had the greatest impact on Taiwan, Korea and Israel. Among commodities, both hard and soft commodities remained weak throughout the last year. Pulp, paper, steel, copper and platinum were notably weak, although we noticed an increase in price for a number of commodities toward the end of the period. Latin American and African markets were negatively affected by this weakness. The continuing weakness of the Euro versus the dollar hampered growth in a number of Eastern European economies, such as Poland, Hungary and the Czech Republic.


There were three positive factors that offset these negatives: strong oil prices, improving relative creditworthiness and ongoing corporate investment into emerging markets. Russia, Mexico and Venezuela benefited from strong oil prices for most of the last 12 months. Lower interest rates have enabled a number of the stronger emerging market economies to improve their credit ratings, including Mexico, Korea and Hong Kong. Although telecom and electricity investment flows slowed in 2001, foreign direct investment in these sectors remained surprisingly strong. Beneficiaries of foreign direct investment include Mexico, Brazil, Poland and China.


Since inception, the International Emerging Markets Fund has outperformed its benchmark, the MSCI Emerging Markets Free (EMF) Index, by 3.0%. From December 6, 2000 (inception date) through October 31, 2001, the Fund returned -19.33%, compared to -22.34% for the Index. The Fund benefited from strong stock selection in Hong Kong, Russia, Singapore and Taiwan. The Fund's underperformance was primarily from stock selection in Brazil, Israel, India and Egypt. The Fund benefited from investments in health care, financials and energy, but was negatively affected by consumer staples and information technology. Smaller markets broadly outperformed larger markets. Colombia, Jordan, Peru and Venezuela were the only four markets to close the year in positive territory. Together, these countries comprise less than 1.3% of the Index.


Concerted rate cuts across the world will boost global economic activity in the next year. We have positioned the Fund to benefit from higher levels of liquidity and increased economic growth. We have adopted a balanced approach by investing in leading companies throughout the emerging markets. Our core holdings include high growth companies, beneficiaries of the economic recovery, and stable cash generators. We expect emerging markets to continue to outperform developed markets over the next few quarters as the markets recognize the recovery.


FUNDNAMEFOOTER                                                         1
www.principal.com



INTERNATIONAL FUND I

LOGO
                                 Kurtis Spieler
 International equity markets posted negative returns in the last year, largely due to declining economic growth rates around the world. Global growth rates were impacted by increased interest rates in 2001 along with higher energy prices. The September 11 terrorist attacks caused further weakness in the already sluggish global economy. Market areas that led gains last year, specifically technology, media and telecommunications (TMT), were the one's most impacted by 2001's negative economic environment. Weakness in these sectors was driven by reduced earnings growth expectations. The economic slowdown also negatively impacted investments in information technology and spending on advertising. In telecommunications, lower than expected demand for new services and balance sheet concerns negatively impacted the sector

                                                 MSCI                      Morningstar
                                   Total         EAFE                     Foreign Stock
                                   Return
Year Ended October 31,     IN       @NAV       Index-ND     Total Return    Category      Total Return
----------------------     --       ----       --------                     --------
                          10,000                    10,000                       10,000
                  2001     7,288   -27.12%           7,573       -24.27%          7,634         -23.66%


LOGO
 .


In addition to the negative performance of the TMT sectors, the sluggish economy began to take its toll on other cyclical areas of the market. Consumer cyclicals in particular were hit hard, especially after the attacks. The areas of the market that performed the best in the past year were sectors where earnings proved relatively resilient: consumer staples, health care, utilities and energy.


Market performance in October, the last month of the Fund's fiscal year, was strong. Signs are appearing that the worst may be over for corporate earnings. The aggressive easing of monetary and fiscal policy in the United States and elsewhere around the world will lead to a better economic environment in the future. Recent declines in energy prices are also positive for future economic growth.


The International Fund I underperformed the MSCI EAFE (Europe, Australia and Far
East) benchmark by 2.85% for the year. For the one year period ended October 31, 2001, the Fund returned -27.12%, compared to -24.27% for the Index. Three key areas drove under performance: 1) an overweighted position in cyclical media companies, 2) exposure in market sensitive banks and diversified financials, and
3) select positions in cyclical business services companies. Currency movements had a minimal impact on returns.


We are currently finding good value in financials and basic materials companies. We are less positive on consumer staples, pharmaceuticals and utilities since they appear expensive on our valuation measures. Our investment positioning is always a result of implementing our borderless, bottom-up philosophy in international investing. This philosophy focuses on in-depth research of companies and investing at discount valuations.


FUNDNAMEFOOTER                                                         1
www.principal.com


INTERNATIONAL FUND II

LOGO
                                 Nigel Allfrey
The decline in the MSCI EAFE Index over the period of around 25% highlights the volatile behavior of global stock markets. Prior to the events of September 11, global equity markets were pressured by evidence of a weaker than expected U.S.
  economy. However, this weakness was compounded by the terrorist attacks and consequently, most stock markets around the world recorded further losses. In
October, however, stock markets reversed some of their previous loss, as it was viewed that monetary and fiscal policy stimulus in the wake of the events of September 11 were likely to drive a healthy economic recovery in the second half of 2002

                                                 MSCI                      Morningstar
                                   Total         EAFE                     Foregin Stock
                                   Return
Year Ended October 31,     PN       @NAV       Index-ND     Total Return    Category      Total Return
----------------------     --       ----       --------                     --------
                          10,000                    10,000                       10,000
                  2001     7,404   -25.96%           7,573       -24.27%          7,634         -23.66%


LOGO
 .


The Fund has underperformed against its benchmark year-to-date but outperformed compared to our peers over the period, owing to positive positioning in the relatively defensive sectors during the majority of the year. In the early part of the period, the portfolio's exposure to consumer discretionary holdings (such as autos and industrial stocks) contributed to relative performance. In recent months, stock selection in cyclical holdings such as information technology also added to performance. Offsetting some of these gains was our underweight exposure to the outperforming utilities sector.


While we anticipate that the global economy is likely to fall into recession over the next two to three quarters, a sharp and sizeable recovery is expected during the second half of 2002 as a result of the aggressive monetary and fiscal policy action.


From a medium term perspective, the outlook for European equities is positive. Despite the fall in earnings expectations, valuation levels remain attractive due partly to a sharp fall in bond yields through October. Further, even if we assume the expected downgrades into the latter half of 2001, European equity markets are attractive in an historical context. The other positive aspect for the European stock market is its level of liquidity. To date, this has been driven more by the U.S. Federal Reserve, with the European Central Bank (ECB) only moving to a more aggressive easing tack in September 2001. Narrow money supply growth is picking up in Europe and this traditionally has been a signal for an improving equity market. The key risk remains that the ECB chooses to be more cautious. Inflation has now fallen within their targeted range, however they still may decide to see further improvement in the core inflation rate before driving rates down much further. Long term, European pension reform and the establishment of the European Union (EU) are positives for the region's stock market. The formation of the EU economy will be larger in size than the U.S. (with around 320 million people) and is likely to generate great opportunities for well-managed companies to expand into new markets and gain further customers, thereby producing excess profitability.


There are several attributes for the Asian Pacific region, with underlying fundamentals supportive of stock market gains, supported by a number of encouraging macro indicators, including liquidity, weaker oil prices and positive valuations. Long-term, we are positive about the demographics in the region. Asia has a very young population base. This young population is coming into a productive phase of their lives and also a very strong consumption phase. Additionally, Asia continues to be a very cheap manufacturing base for the world. China's recent entry into the World Trade Organization also means that trade barriers for exports out of China into the U.S. and Europe will face lower barriers, and as such, we expect to see continued investment by global multinationals to relocate production bases in China. On a regional split, both China and India have positive stories. Both economies are domestic focused, where exports are not a large part of their gross domestic product. These economies will continue to do well on their road towards reform and restructuring as foreign investment comes in, as manufacturing takes over from an agrarian economy and as they move from manufacturing into the services industry creating more job opportunities and more employment.


In regard to Japan, we believe that the political reforms currently being implemented by Prime Minister Koizumi are likely to have a positive medium term impact on the Japanese economy. In the near-term, the stock market is balanced between supportive valuations and liquidity on the positive side and macro and earnings pressure and global event risk on the negative side. Therefore, the short-term outlook is quite uncertain. However, we are at levels that are likely to provide significant opportunity in the medium to longer term. In addition, there are signs that we are nearing the most negative point (in terms of rates of change) in the industrial cycle even if outright improvement is some way off. Production is already down significantly and we are seeing inventories coming down and a stabilization in orders in leading sectors such as components. Most sectors are also continuing to benefit from restructuring and lower oil prices.


2                                                         FUNDNAMEFOOTER
                                                             PHONE NUMBER


INTERNATIONAL SMALLCAP FUND

LOGO
                                Brian Pattinson
 Global equity markets performed poorly over the past year as lingering effects of the burst technology bubble gave way to a larger economic slowdown. Despite a global reduction in interest rates throughout 2001, lower corporate spending led to weaker growth throughout the economy. The September 11 terrorist attacks added further gloom to the economic outlook as prospects for a recovery in 2001 diminished

                                            Salomon Smith                  MSCI
                                             Barney DISC                   EAFE                   MSCI
                                   Total     <$2 Billion                  SmallCap                EAFE
                                   Return
Year Ended October 31,     IS       @NAV        Index       Total Return   Index   Total Return  Index-ND Total Return
----------------------     --       ----        -----                      -----                 --------
                          10,000                    10,000                 10,000                 10,000
                  2001     7,240   -27.60%           8,662       -13.38%    8,300       -17.00%    7,573       -24.27%

                         Morningstar
                        Foreign Stock
Year Ended October 31,    Category      Total Return
----------------------    --------
                               10,000
                  2001          7,634         -23.66%


LOGO
 .


The information technology and telecommunications sectors led markets down over the year, adding to losses sustained since their peak in early 2000. Economically sensitive sectors, such as industrial cyclicals and consumer discretionary, also performed poorly as economic growth deteriorated. Economically insensitive sectors like consumer staples, health care, energy and utilities outperformed over the year.


The International SmallCap Fund has underperformed the Salomon Smith Barney World Equity Excluding U.S. < $2 Billion Index by approximately 14% since the Fund's inception on December 6, 2000. For the period ended October 31, 2001, the Fund returned -27.60%, compared to -13.38% for the Index. The biggest contributor to the Fund's under performance was an overweighted position in technology at the beginning of the year. Over the past year, the Fund's technology exposure was significantly reduced but not quickly enough to avoid considerable price declines in the sector. Additionally, poor stock selection in the consumer discretionary sector added to under performance. Strong stock selection in the consumer staples and health care sectors were bright points for the year.


Regionally, Europe was the biggest contributor to under performance due to poor stock selection. Much of the Fund's European exposure was concentrated in technology companies, which fared worse than the overall market. Asia Pacific excluding Japan was the best performing region for the Fund due to an overweighted position and strong stock selection.


The Fund is currently positioned to benefit from an upturn in the economy and the equity markets. We anticipate that the economy is set to bottom in mid-2002. Accordingly, we're looking for companies with improving prospects whose stock prices more than reflect the current gloom. This meets with the Fund's long-standing philosophy of buying companies at a discount to their intrinsic value.


FUNDNAMEFOOTER                                                         1
www.principal.com


LARGECAP BLEND FUND

LOGO
                                  Scott Opsal
 From its inception on December 6, 2000 through October 31, 2001, the LargeCap Blend Fund returned -24.08%, compared with a -21.58% return posted by the S&P
500 Index. Within the Fund, solid performance in the financial and communication services sectors was more than offset by under performance within technology

                                                                   Morningstar

                                   Total    S&P 500                   Large
                                   Return                             Blend
Year Ended October 31,     LB       @NAV     Index    Total Return  Category    Total Return
----------------------     --       ----     -----                  --------
                          10,000              10,000                   10,000
                  2001     7,592   -24.08%     7,842       -21.58%      8,099         -19.01%



LOGO
 .


Early in the calendar year, the prospect that the economy would avoid recession seemed reasonable as the Federal Reserve (Fed) continued to employ its stimulative monetary policy. As the year progressed, it was apparent that the economic impact of these initial rate cuts was insignificant, and that the earnings rebound expected by many in the second half of the year would not materialize. Accordingly, expectations regarding capital spending in technology also faded, sending equities in this sector sharply lower. Among the hardest hit were companies in the networking and internet build out area, where expectations of a quick recovery were particularly high. The Fund's overweighting in this area was the source for much of the performance shortfall during the year. We continue to maintain an exposure to this area, believing that many of the industry-leading companies held by the Fund are oversold and should provide superior returns over the next 12 months.


While the economy was clearly in a decline prior to the September 11 terrorist attacks, the impact of the attacks will likely exacerbate this decline and possibly move the economy into recession. As such, the Fund's current strategic positioning is defensive, with underweighted positions relative to the Index in economically sensitive sectors such as technology and consumer cyclicals. While the Fund's current posture reflects our belief that earnings expectations are not likely to rise significantly in the near term, we are cognizant of the potential impact of several positive factors. These factors include a 4.0% cut in the fed funds rate in the last 11 months, lower energy prices and potential economic stimulus legislation. If these factors begin to contribute to improved earnings visibility, the Fund's strategic direction would be altered.


FUNDNAMEFOOTER                                                         1
www.principal.com


LARGECAP GROWTH FUND

LOGO
                                Mary Sunderland
 Since inception, the LargeCap Growth Fund declined 35.98%, lagging the Russell 1000 Growth Index, which dropped 33.37%. Performance benefited from holdings in the financial and health care sectors, which held up during a difficult economic environment. Consumers remained relatively resilient during the year and the portfolio benefited from an overweighted position in these sectors. These positives were offset by the Fund's technology holdings, key components of information technology spending in the U.S. economy. As companies experienced flagging demand, capital spending was put on hold.

                                             Russell                 S&P/Barra                  Morningstar
                                   Total      1000                   500 Growth                Large Growth
                                   Return    Growth
Year Ended October 31,     LC       @NAV      Index    Total Return    Index     Total Return    Category
----------------------     --       ----      -----                    -----                     --------
                          10,000               10,000                    10,000                       10,000
                  2001     6,402   -35.98%      6,663       -33.37%       7,309       -26.91%          6,661


LOGO


We continue to believe that we hold market share leaders in the critical parts of technology spending. Moreover, these companies have solid balance sheets and are well managed, suggesting they will weather the storm. Since technology company stock prices can anticipate a resurgence in capital spending by nine to twelve months, the portfolio is maintaining its positions in anticipation of an economic recovery in 2002.


Due to continuing concerns about the U.S. economy, growth stocks under performed value stocks for the past year. However, growth stocks have outperformed value since market lows established after the September 11 terrorist attacks. By October 31, the Federal Reserve (Fed) had aggressively lowered the fed funds rate from 6.5% to 2.5%. Moreover, inflation will likely remain tame due to slowing economic activity. Although we expect the economy to pause in the wake of the political events, we think the aggressive monetary and fiscal policy will eventually take hold. Accordingly, we think the recent rise in the stock market reflects expectations of an economic recovery later next year. If so, the rising stock market and low inflation will be a positive for growth stocks over the next 12 months.


We believe continuing declines in inflation will make growth stock investing very rewarding over the long term. In an economy where corporations are unable to raise prices, growth will be highly valued. Despite the difficult downturn in capital spending over the past year, U.S. corporations will continue their investments in innovation and productivity enhancing products once the economy improves. Technology, health care, financials, consumer cyclicals and communications will likely offer above average growth over the next three to five years.


FUNDNAMEFOOTER                                                         1
www.principal.com



LARGECAP S&P 500 INDEX FUND

LOGO
                                  Robert Baur
LOGO
                               Rhonda VanderBeek
 The Large Cap Stock Index Fund seeks investment results that correspond to the performance of the Standard & Poor's 500 Index. The percentage of total assets of the Fund allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index. The Fund was initiated on December
  6, 2000 and had a return of -21.09% from inception through October 31, 2001, compared to -21.58% for the Index.

                                                                     Morningstar
                                   Total     S&P 500                 Large Blend
                                   Return
Year Ended October 31,     LS       @NAV      Index    Total Return   Category     Total Return
----------------------     --       ----      -----                   --------
                          10,000               10,000                     10,000
                  2001     7,891   -21.09%      7,842       -21.58%        8,099         -19.01%


LOGO


The economic backdrop and returns for investors have been disappointing for the year through October 31, 2001. Real economic growth was little better than flat with the latest quarter the weakest at -0.4%. For the year, overall investment spending dropped 4% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software where spending collapsed at a 13% annual rate in the second and third quarters.


It was a year of falling short-term interest rates as the Federal Reserve (Fed) lowered the fed funds rate nine times to 2.5%. Consumers responded well to the rate cuts, and housing and auto sales have stayed near record levels. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. The Fed was able to be very aggressive because inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining.


Falling stock prices have worried investors. The biggest losses were in the technology-heavy Nasdaq Composite Index, which fell approximately 50%. Broader indexes were also down, for example the Dow Jones Industrial Average was down about 17%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 60% compared to second and third quarters in 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will likely fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.





FUNDNAMEFOOTER                                                         1
www.principal.com


LARGECAP VALUE FUND

LOGO
                                 John Pihlblad
  For the year ended October 31, 2001, the LargeCap Value Fund's results were driven by an uncertain economy and its impact on valuations. The Fund has trailed the Russell 1000 Value Index as stock selection in our value-focused strategy has failed to harness above average returns consistently throughout the year due to the transitional markets and a declining economic environment. For the year ended October 31, 2001, the Fund returned -10.52%, compared to -9.67% for the Index. The fiscal year's underperformance was further impacted by the
September 11 terrorist attacks, which were the catalyst for valuations to unwind in the market as economic concerns increased. Following these events, stocks turned in their worst performance since the fourth quarter of 1987

                                            S&P/Barra                 Russell                  Morningstar
                                   Total    500 Value                1000 Value                Large Value
                                   Return
Year Ended October 31,     LV       @NAV      Index    Total Return    Index     Total Return   Category     Total Return
----------------------     --       ----      -----                    -----                    --------
                          10,000               10,000                    10,000                     10,000
                  2001     8,948   -10.52%      8,335       -16.65%       9,033        -9.67%        9,520          -4.80%


LOGO
 .


The LargeCap Value Fund is managed with a research process that identifies stocks with superior financial statements. This strategy is consistently applied and has worked extremely well. However, year-to-date the strategy has not generated superior returns as measured against the Index. Historically, this strategy temporarily underperforms when the economy suddenly begins to decline, at the onset of a bear market, and when other shocks throw the strategy out of favor. All of these conditions have emerged in recent months, setting the stage for underperformance using our valuation methods. Once market conditions and the economy stabilize, we expect the strategy will return to favor and once again begin to provide superior returns. Over the last 20 years, the underperformance phases tended to last one to three quarters. Based on this precedent, the Fund's strategy is poised to outperform in the months ahead.


Looking forward, the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, has lowered interest rates significantly to ensure that the economy will recover. While there is much uncertainty, the risk of further declines to the equity markets is being reduced. Once investors sense that the economy is stabilizing they will likely become less defensive and the prospects for a rising market will increase. Our current strategy remains focused on identifying stocks that will exceed investor expectations through superior information management and financial statement research. We will continue to identify companies that consistently beat Wall Street consensus earnings expectations, as well as demonstrate strong long-term growth potential, sustainable financials, and an overall favorable sentiment in the market. We minimize risk differences relative to the benchmark by keeping the portfolio broadly diversified and allocation of sectors closely aligned to the Index. This approach ensures consistency of style while isolating stock selection as the primary source of performance over time.


FUNDNAMEFOOTER                                                         1
www.principal.com


LIFETIME 2010 FUND

LOGO
                                Dirk Laschanzky
LOGO
                                 Douglas Ramsey
 The slowing economy and concerns about future corporate profitability combined with the September 11 terrorist attacks and the ensuing war on terrorism helped to create deep declines in the domestic and international equity markets for the
  12 month period ended October 31, 2001. The fixed-income markets advanced as interest rates declined sharply when the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, aggressively cut short-term rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The attacks have put further pressures on the economy and added to concerns about a recovery. A recession with two negative quarters of gross domestic product (GDP) growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the latter part of 2002.

                                                                                                     40% S&P 500
                                                                         Lehman                      60% Lehman
                                                                        Brothers                        Bros.
                                   Total     S&P 500                 Aggregate Bond                Aggregate Bond
                                   Return
Year Ended October 31,     L1       @NAV      Index    Total Return      Index       Total Return       Index       Total Return
----------------------     --       ----      -----                      -----                          -----
                          10,000               10,000                        10,000                         10,000
                  2001     9,820    -1.80%      8,621       -13.79%          10,794         7.94%            9,899        -1.01%

                        Morningstar
                         Domestic
                          Hybrid
Year Ended October 31,   Category     Total Return
----------------------   --------
                             10,000
                  2001        9,447          -5.53%


LOGO


All of the broad domestic equity markets experienced sharp declines for the year ended October 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. Smaller companies also tended to outperform larger companies during the period. The international equity markets also declined sharply during the year as foreign companies saw their profits drop along with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


Since inception, the Fund returned -1.50%, underperforming the -1.01% return of the hybrid composite index, which is made up of the S&P 500 Index (40%) and the Lehman Aggregate Bond Index (60%) rebalanced monthly, despite a neutral position in stocks versus bonds. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still underperformed due to specific issues related to security selection. Our overweighted position in smaller companies versus larger companies was positive for the Fund during the year. Technology, capital goods and transportation companies were all significant under performers for the year. The Fund's fixed-income performance was competitive with the fixed-income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed- income securities. We will remain neutral in the stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would allow an opportunity for both domestic and foreign equities to advance.


FUNDNAMEFOOTER                                                         1
www.principal.com


LIFETIME 2020 FUND

LOGO
                                Dirk Laschanzky
LOGO
                                 Douglas Ramsey
 The slowing economy and concerns about future corporate profitability combined with the September 11 terrorist attacks and the ensuing war on terrorism helped to create deep declines in the domestic and international equity markets for the
 12 month period ended October 31, 2001. The fixed- income markets advanced as interest rates declined sharply when the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, aggressively cut short-term rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The attacks have put further pressures on the economy and added to concerns about a recovery. A recession with two negative quarters of gross domestic product (GDP) growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the latter part of 2002.

                                                                                                    50% S&P 500
                                                                         Lehman                      50% Lehman
                                                                        Brothers                       Bros.
                                   Total     S&P 500                 Aggregate Bond                Aggregate Bond
                                   Return
Year Ended October 31,     L2       @NAV      Index    Total Return      Index       Total Return      Index       Total Return
----------------------     --       ----      -----                      -----                         -----
                          10,000               10,000                        10,000                        10,000
                  2001     9,680    -3.20%      8,621       -13.79%          10,794         7.94%           9,680        -3.20%

                        Morningstar
                         Domestic
                          Hybrid
Year Ended October 31,   Category       Total
----------------------   --------      Return
                             10,000
                  2001        9,447       -5.53%


LOGO


All of the broad domestic equity markets experienced sharp declines for the year ended October 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. Smaller companies also tended to outperform larger companies during the period. The international equity markets also declined sharply during the year as foreign companies saw their profits drop along with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


Since inception, the Fund returned -3.20%, performing evenly with the return for the hybrid composite index, which is made up of the S&P 500 Index (50%) and the Lehman Aggregate Bond Index (50%) rebalanced monthly. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still underperformed due to specific issues related to security selection. Our overweighted position in smaller companies versus larger companies was positive for the portfolio during the year. Technology, capital goods and transportation companies were all significant underperformers for the year. The Fund's fixed-income performance was competitive with the fixed-income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain neutral in the stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would provide an opportunity for both domestic and foreign equities to advance.


FUNDNAMEFOOTER                                                         1
www.principal.com


LIFETIME 2030 FUND

LOGO
                                Dirk Laschanzky
LOGO
                                 Douglas Ramsey
 The slowing economy and concerns about future corporate profitability combined with the September 11 terrorist attacks and the ensuing war on terrorism helped to create deep declines in the domestic and international equity markets for the
 12 month period ended October 31, 2001. The fixed- income markets advanced as interest rates declined sharply when the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, aggressively cut short-term rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The attacks have put further pressures on the economy and added to concerns about a recovery. A recession with two negative quarters of gross domestic product (GDP) growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the latter part of 2002

                                                                                                     60% S&P 500
                                                                         Lehman                    40% Lehman Bros.
                                                                        Brothers
                                   Total     S&P 500                 Aggregate Bond                 Aggregate Bond
                                   Return
Year Ended October 31,     L3       @NAV      Index    Total Return      Index       Total Return       Index        Total Return
----------------------     --       ----      -----                      -----                          -----
                          10,000               10,000                        10,000                          10,000
                  2001     9,480    -5.20%      8,621       -13.79%          10,794         7.94%             9,464        -5.36%

                        Morningstar
                         Domestic
                          Hybrid
Year Ended October 31,   Category     Total Return
----------------------   --------
                             10,000
                  2001        9,447          -5.53%


LOGO
 .


All of the broad domestic equity markets experienced sharp declines for the year ended October 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. Smaller companies also tended to outperform larger companies during the period. The international equity markets also declined sharply during the year as foreign companies saw their profits drop along with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


Since inception, the Fund returned -5.20%, outperforming the -5.36% return of the hybrid composite index, which is made up of the S&P 500 Index (60%) and the Lehman Aggregate Bond Index (40%) rebalanced monthly. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still under performed due to specific issues related to security selection. Our overweighted position in smaller companies versus larger companies was a positive for the Fund during the year. Technology, capital goods and transportation companies were all significant under performers for the year. The Fund's fixed-income performance was competitive with the fixed-income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed- income securities. The Fund will remain neutral in the stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would provide an opportunity for both domestic and foreign equities to advance.


FUNDNAMEFOOTER                                                         1
www.principal.com


LIFETIME 2040 FUND

LOGO
                                Dirk Laschanzky
LOGO
                                 Douglas Ramsey
 The slowing economy and concerns about future corporate profitability combined with the September 11 terrorist attacks and the ensuing war on terrorism helped to create deep declines in the domestic and international equity markets for the
 12 month period ended October 31, 2001. The fixed- income markets advanced as interest rates declined sharply when the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, aggressively cut short-term rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The attacks have put further pressures on the economy and added to concerns about a recovery. A recession with two negative quarters of gross domestic product (GDP) growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the latter part of 2002.

                                                                                                     70% S&P 500
                                                                         Lehman                    30% Lehman Bros.
                                                                        Brothers
                                   Total     S&P 500                 Aggregate Bond                 Aggregate Bond
                                   Return
Year Ended October 31,     L4       @NAV      Index    Total Return      Index       Total Return       Index        Total Return
----------------------     --       ----      -----                      -----                          -----
                          10,000               10,000                        10,000                          10,000
                  2001     9,530    -4.70%      8,621       -13.79%          10,794         7.94%             9,250        -7.50%

                         Morningstar
                          Domestic
                           Hybrid
Year Ended October 31,    Category
----------------------    --------
                               10,000
                  2001          9,447


LOGO


All of the broad domestic equity markets experienced sharp declines for the year ended October 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. Smaller companies also tended to outperform larger companies during the period. The international equity markets also declined sharply during the year as foreign companies saw their profits drop along with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


Since inception, the Fund returned -4.70%, outperforming the -7.50% return of the hybrid composite index, which is made up of the S&P 500 Index (70%) and the Lehman Aggregate Bond Index (30%) rebalanced monthly. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still under performed due to specific issues related to security selection. Our overweighted position in smaller companies versus larger companies was positive for the Fund during the year. Technology, capital goods and transportation companies were all significant under performers for the year. The Fund's fixed-income performance was competitive with the fixed-income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed- income securities. We will remain neutral in the stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would provide an opportunity for both domestic and foreign equities to advance.


FUNDNAMEFOOTER                                                         1
www.principal.com


LIFETIME 2050 FUND

LOGO
                                Dirk Laschanzky
LOGO
                                 Douglas Ramsey
 The slowing economy and concerns about future corporate profitability combined with the September 11 terrorist attacks and the ensuing war on terrorism helped to create deep declines in the domestic and international equity markets for the
  12 month period ended October 31, 2001. The fixed-income markets advanced as interest rates declined sharply when the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, aggressively cut short-term rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The attacks have put further pressures on the economy and added to concerns about a recovery. A recession with two negative quarters of Gross Domestic Product (GDP) growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the latter part of 2002.

                                                                                                     80% S&P 500
                                                                         Lehman                    20% Lehman Bros.
                                                                        Brothers
                                   Total     S&P 500                 Aggregate Bond                 Aggregate Bond
                                   Return
Year Ended October 31,     L5       @NAV      Index    Total Return      Index       Total Return       Index        Total Return
----------------------     --       ----      -----                      -----                          -----
                          10,000               10,000                        10,000                          10,000
                  2001     9,190    -8.10%      8,621       -13.79%          10,794         7.94%             9,038        -9.62%

                        Morningstar
                        Large Blend
Year Ended October 31,   Category     Total Return
----------------------   --------
                             10,000
                  2001        8,521         -14.79%


LOGO


All of the broad domestic equity markets experienced sharp declines for the year ended in October 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. Smaller companies also tended to outperform larger companies during the period. The international equity markets also declined sharply during the year as foreign companies saw their profits drop along with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


Since inception, the Fund returned -8.10%, outperforming the -9.62% return of the hybrid composite index, which is made up of the S&P 500 Index (80%) and the Lehman Aggregate Bond Index (20%) rebalanced monthly. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still under performed due to specific issues related to security selection. The overweighted position in smaller companies versus larger companies was positive for the portfolio during the year. Technology, capital goods and transportation companies were all significant under performers for the year. The Fund's fixed-income performance was competitive with the fixed-income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed- income securities. The Fund will continue to remain neutral in the stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would allow an opportunity for both domestic and foreign equities to advance.


FUNDNAMEFOOTER                                                         1
www.principal.com


LIFETIME STRATEGIC INCOME FUND

LOGO
                                Dirk Laschanzky
LOGO
                                 Douglas Ramsey
 The slowing economy and concerns about future corporate profitability combined with the September 11 terrorist attacks and the ensuing war on terrorism helped to create deep declines in the domestic and international equity markets for the 12 months ended October 31, 2001. The fixed income markets advanced as interest rates declined sharply, driven by the Federal Reserve's move to lower short-term rates in an attempt to stimulate economic activity. Personal spending kept the economy going during the first half of the year despite the slowing economic activity and reduced corporate investments. The terrorist attacks have put further pressures on the economy and added to concerns over the economic recovery. A recession with two negative quarters of gross domestic product (GDP)
  growth now seems more likely than not. The outstanding question is when the economic recovery will begin. Economists believe the domestic economy should show signs of strength in the latter part of 2002.

                                                                                                     20% S&P 500
                                                                         Lehman                    80% Lehman Bros.
                                                                        Brothers
                                   Total     S&P 500                 Aggregate Bond                 Aggregate Bond
                                   Return
Year Ended October 31,     LI       @NAV      Index    Total Return      Index       Total Return       Index        Total Return
----------------------     --       ----      -----                      -----                          -----
                          10,000               10,000                        10,000                          10,000
                  2001     9,980    -0.20%      8,621       -13.79%          10,794         7.94%            10,343         3.43%

                        Morningstar
                         Domestic
                          Hybrid
Year Ended October 31,   Category     Total Return
----------------------   --------
                             10,000
                  2001        9,447          -5.53%


LOGO


All of the broad domestic equity markets experienced sharp declines for the year ended October 2001. Value companies generally outperformed growth companies as investors sought safety in more stable firms, but both had double-digit declines in returns for the year. Smaller companies also tended to outperform larger companies during the period. The international equity markets also declined sharply during the year with foreign companies saw their profits drop along with the global slowdown. Fixed-income markets moved up sharply as investors sought safety and interest rates declined across all maturities.


Since inception, the Fund returned -0.20%, underperforming the 3.43% return of the hybrid composite index, which is made up of the S&P 500 Index (20%) and the Lehman Aggregate Bond Index (80%) rebalanced monthly, despite a neutral position in stocks versus bonds. The exposure to international markets proved to be a drag on the performance of the Fund with returns in most foreign markets solidly in negative territory. The Fund was correctly overweighted in value companies versus growth companies, but still underperformed due to specific issues related to security selection. The overweighted position in smaller companies versus larger companies was positive for the portfolio during the year. Technology, capital goods and transportation companies were all significant under performers for the year. The Fund's fixed-income performance was competitive with the fixed-income benchmark for the year.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed- income securities. The Fund will remain neutral in the stock/bond mix until a clear economic and market environment favors one asset class over the other. An improving economic environment during 2002 would allow an opportunity for both domestic and foreign equities to advance.


FUNDNAMEFOOTER                                                         1
www.principal.com


MIDCAP BLEND FUND

LOGO
                                K. William Nolin
  We employ fundamental analysis in managing the MidCap Blend Fund. We believe that the future cash flow a business will generate ultimately will determine the value of that business today. Within this framework, we search out companies that have competitive advantages that can be sustained and improved upon. We then buy those companies at discounts to their perceived future value.

                                               S&P                    Russell                 Morningstar
                                             MidCap
                                   Total       400                    MidCap                    Mid-Cap
                                   Return                                                        Blend
Year Ended October 31,     MB       @NAV      Index    Total Return    Index    Total Return   Category     Total Return
----------------------     --       ----      -----                    -----                   --------
                          10,000               10,000                   10,000                     10,000
                  2001     9,196    -8.04%      8,983       -10.17%      8,623       -13.77%        9,709          -2.91%


LOGO


The Fund outperformed the Russell MidCap Index from December 6, 2000 (inception date) through October 31, 2001, posting a -8.04% return compared to -13.77% for the Index. During the last year, investors as a whole have started to pay more attention to valuations.


Health care stocks contributed to the Fund's outperformance with a gain of over 15%, led by biotech companies up 38%. The gain of our biotech holdings contrasted with the average biotech stock in the Index, which was down -25%. The Fund's focus on financial statement analysis and valuation, led us to own biotech companies that have products on the market. Some of the biotech companies in the Index do not have products on the market and operate at a loss.


The Fund's large position in financial stocks helped our performance as well. The financial stocks in the Fund generated positive returns in a year in which the Index was down.


We continue to focus on buying good businesses with competitive advantages that can be purchased at a reasonable price. We believe this strategy will result in superior returns over time. We also believe this strategy will work well in periods of economic slowdown, such as the one we're experiencing now. We expect these high-quality companies to use their competitive advantages and financial strength to gain market share during economic downturns. Companies without strong competitive advantages and financial strength often go out of business or have their business materially impaired during such periods.


FUNDNAMEFOOTER                                                         1
www.principal.com


MIDCAP GROWTH FUND

LOGO
                                  John McClain
Since inception, the MidCap Growth Fund has returned -39.20% compared to -33.13%
                     for the Russell Midcap Growth Index..

                                              Russell                    Morningstar
                                   Total       MidCap                      Mid-Cap
                                   Return      Growth                      Growth
Year Ended October 31,     MC       @NAV       Index      Total Return    Category      Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                       10,000
                  2001     6,080   -39.20%         6,687       -33.13%          7,415         -25.85%


LOGO


There were two significant events that influenced the Fund's underperformance. The first was the onset of an economic downturn, which emerged in late 2000. During the early stages of the downturn, the Fund was positioned more defensively but the market reacted so quickly and dramatically that significant damage was done during the transition.


The second event was the September 11 terrorist attacks. The Fund had performed relatively well during most of 2001. Following strong rallies in the May-June period, the Fund reduced its exposure to technology stocks. We rebuilt those positions in late August and early September in anticipation of a late 2001 or early 2002 economic recovery that we expected to be triggered by the Federal Reserve's aggressive interest rate cuts. Unfortunately, the attacks changed many things including investor confidence and caused our strategy to backfire. Fortunately, the market bottomed shortly thereafter and the Fund recouped some of its losses. This trend carried into the new fiscal year. With the contribution of interest rate cuts and increased fiscal actions by the government, the economy and the Fund's performance should improve.


FUNDNAMEFOOTER                                                         1
www.principal.com


MIDCAP S&P 400 INDEX FUND

LOGO
                                  Robert Baur
LOGO
                               Rhonda VanderBeek
 The MidCap S&P 400 Index Fund seeks investment results that correspond to the total return performance of the S&P MidCap 400 Index. The percentage of total assets of the Fund allocated to each of the 400 stocks closely follows the weightings of each of the stocks in the S&P MidCap 400 Index. The Fund was initiated on December 6, 2000 and had a return of -9.73% from inception through October 31, 2001, compared to -10.17% for the Index during the same period

                                                S&P                      Morningstar
                                   Total     MidCap 400                 Mid-Cap Blend
                                   Return
Year Ended October 31,     MI       @NAV       Index      Total Return    Category      Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                       10,000
                  2001     9,027    -9.73%         8,983       -10.17%          9,709          -2.91%



LOGO
 .


Both the economic environment and investment returns have been dismal over the year through October 31, 2001. Real economic growth was little better than flat with the latest quarter the weakest at -0.4%. For the year, overall investment spending dropped 4% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software where spending collapsed at a 13% annual rate in the second and third quarters. It was a year of falling short-term interest rates as the Federal Open Market Committee, which sets the rate that banks charge for overnight reserve loans, lowered the fed funds rate nine times to 2.5%. Consumers responded well to the rate cuts, and housing and auto sales have stayed near record levels. The Federal Reserve (Fed) aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. The Fed was able to be very aggressive because inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining.


Falling stock prices have worried investors. The biggest losses were in the technology-heavy Nasdaq Composite Index, which fell approximately 50%. Broader indexes were also down, for example the Dow Jones Industrial Average was down about 17%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 60% compared to second and third quarters in 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will likely fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.


FUNDNAMEFOOTER                                                         1
www.principal.com


MIDCAP VALUE FUND

LOGO
                               Catherine Zaharis
  The MidCap Value Fund outperformed the S&P MidCap 400/Barra Value Index from December 6, 2000 (inception date) through October 31, 2001, returning -1.72%, compared to -2.16% for the Index. Performance varied dramatically by sector because the downturn of the economy impacted sectors quite differently

                                             S&P/Barra                   Morningstar
                                   Total     MidCap 400                 Mid-Cap Value
                                   Return
Year Ended October 31,     MV       @NAV    Value Index   Total Return    Category      Total Return
----------------------     --       ----    -----------                   --------
                          10,000                  10,000                       10,000
                  2001     9,828    -1.72%         9,784        -2.16%         10,228           2.28%


LOGO
 .


The best sector return came from health care companies, which typically perform well in a negative economic environment. Generic drug makers and medical supply companies did not see results drop as the economy entered into recession, and their stocks were rewarded accordingly. The Fund's overweighted position in these industries relative to the Index was a plus. Technology helped the Fund relative to the Index, with technology off -1.1% for the Fund and down -34.5% for the Index. The Fund's exposure to defense electronics and less cyclical service providers was only slightly impacted when demand fell for many technology companies.


The Fund was most negatively impacted by the utility and financial sectors. Utility companies with lower yields suffered when many investors moved to utilities with greater yields, favoring them over companies in deregulated markets with better earnings prospects. Because the Fund was focused on companies with deregulated exposure, this shift hurt our performance. Much of the turmoil in these companies relates to fears of shortages and then oversupply within the industry; we still feel the deregulated utilities have strong prospects. Our financial holdings also hurt the Fund's performance relative to the Index because we did not have a large exposure to the real estate investment trust (REIT) industry. The demand for real estate has held up well and REITs have been strong.


The Fund continues to use a screening process that identifies companies that exhibit two key attributes. These attributes are high quality companies selling at a discount to intrinsic value, and that have improving business outlooks the market is beginning to identify. At some point, we expect the combination of unprecedented interest rate cuts and the federal government's fiscal stimulus will restore economic growth in the United States. Equity markets often turn ahead of the economy, so we will remain vigilant to identify the key turning points and to properly position the portfolio for future growth.


FUNDNAMEFOOTER                                                         1
www.principal.com


MONEY MARKET FUND

LOGO
                               Michael R. Johnson
LOGO
                                Alice Robertson
On January 3, 2001 the Federal Reserve (Fed) commenced an easing mode that would continue throughout the course of the year. The targeted Federal Funds rate* was lowered a total of seven times between January and August moving from 6.50% to
  3.50%. The Fed continued to conclude that "...the risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future." In response to the terrorist attacks on September 11 the Fed lowered rates by an additional 0.50% because of the associated uncertain impact on the economy and the financial markets. Another 0.50% cut to 2.50% came at the October 2 Federal Open Market Committee (FOMC) meeting. The Fed left the door open for further downward adjustments stating "the terrorist attacks have significantly heightened uncertainty in an economy that was already weak." The industry average maturity over the course of fiscal 2001 was in the 52-60 day range with upward movements coming as funds tried to lock in higher rates. The
  Money Market Fund strives to stay in line with the industry averages in both yield and maturity. The Fund continues to choose from a list of high quality investments that is actively monitored by our fixed-income analytical staff.


Investment in the money market fund is neither insured nor guaranteed by the U.S. Government. While the fund strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in it.


* The Federal Funds rate is the rate at which banks lend to each other on an overnight basis.


FUNDNAMEFOOTER                                                         1
www.principal.com


PACIFIC BASIN FUND

LOGO
                                  Dean Cashman
   In what has been a very difficult year for financial markets, typified by significant uncertainty and further weakness in the technology sector, most
              Asian stock markets have recorded considerable falls

                                                                          Morningstar
                                                MSCI                      Diversified
                                                                           Pacific/
                                   Total    Pacific Free                  Asia Stock
                                   Return
Year Ended October 31,     PB       @NAV      Index-ND    Total Return     Category       Total Return
----------------------     --       ----      --------                     --------
                          10,000                  10,000                         10,000
                  2001     6,586   -34.14%         7,258       -27.42%            7,213         -27.87%



LOGO
 .


Weighing on sentiment has been the deteriorating macroeconomic environment, reflected by declines in exports, industrial production and consumer spending. In October however, stock markets reversed some of their previous losses, as it was viewed that monetary and fiscal policy stimulus in the wake of the events of September 11 were likely to drive a healthy economic recovery in the second half of 2002.


The Fund underperformed its benchmark over the period as the portfolio held a bias towards mid-cap companies and also a small bias to growth. Our bottom-up process remains focused on those companies best positioned to capitalize on the significant changes going on in the region, as they will provide the best longer-term investment opportunities.


At a sector level the Fund's exposure to technology and telecom companies was the largest detractor from performance. There were significant price weakness in these sectors in 2000. We identified high quality domestic companies in the telecom sector that did not suffer any of the overcapacity or stretched balance sheets that plagued sector in other regions and were becoming attractive on valuations.


However, these moves were found to be premature as the global economic downturn became more pronounced, with the U.S. joining Europe and Japan in a synchronized economic slowdown. This weakness was compounded by the events in the U.S. in September.


In addition, an underweight exposure to the outperforming utilities sector in Japan also constrained performance. Our underweight position reflects our expectation that upcoming changes in the regulatory environment will create a difficult operating environment.


Partially offsetting this weakness was a strong performance from the portfolio's consumer and retail holdings. Gains in both sectors reflect continued restructuring and industry consolidation across Japan and the rest of Asia, which has been evidenced by improvements in returns on invested capital notwithstanding the tough environment. While these structural changes have also taken place in sectors such as technology and manufacturing, they have been swamped by the economic downturn.


Looking forward, we believe Asian stock markets are balanced between supportive valuations and liquidity on the positive side and macro and earnings pressure and global event risk on the negative side. Therefore, the short-term outlook is quite uncertain. However, we are at levels that are likely to provide significant opportunity in the medium to longer term and we continue to be encouraged by continuing substantial change and restructuring at the company level.


In addition, there are signs that we are nearing the most negative point (in terms of rates of change) in the industrial cycle - driven by the technology cycle - even if outright improvement is some way off. Production is already down significantly and we are seeing declines in inventories and a stabilization in orders in leading sectors such as electronic components.


FUNDNAMEFOOTER                                                         1
www.principal.com


PARTNERS LARGECAP BLEND FUND
LOGO
                                 David Gilmore
                                J. Thomas Madden
LOGO
                                 Bernard Picchi
LOGO
                                       .

                                                                         Morningstar
                                   Total      S&P 500                    Large Blend
                                   Return
Year Ended October 31,     PL       @NAV       Index      Total Return     Category      Total Return
----------------------     --       ----       -----                       --------
                          10,000                  10,000                        10,000
                  2001     8,784   -12.16%         7,842       -21.58%           8,099         -19.01%


LOGO

We are pleased with our positive relative performance, despite a tough overall environment for equities. It has been a difficult year for the markets as we are enduring one of the worst bear markets in history in terms of both duration and magnitude. Since inception on December 6, 2000, the Partners Large Cap Blend Fund has declined less than the S&P 500 Index which fell 21.58%. Few stocks were able to outrun the bear, as both value and growth stocks fell. The S&P Barra Value Index declined 16.65%, while the S&P Barra Growth Index fell 26.91%.


Our strong relative performance during this period resulted from better sector allocation and security selection. Amongst sectors, the Fund benefited most from being underweight Information Technology and overweight Healthcare and Consumer Staples. Security selection had the greatest impact on performance during the year with nine of the ten sectors contributing positively. Sectors in which selection helped the most were Consumer Discretionary, Consumer Staples and Information Technology. Interestingly, despite Information Technology being the worst performing sector (down 43.7%), three of the four top performing holdings on an absolute basis were technology related. They were Advanced Micro Devices, Apple Computer and Microsoft Corp.


There are many reasons to be optimistic about an economic recovery in 2002. The Federal Reserve's aggressive moves to add liquidity and cut interest rates will soon take hold. In addition, government action to increase spending on defense, security and rebuilding efforts, as well as potential fiscal stimuli to corporations and consumers, combined with lower oil and commodity prices should help confidence and overall profits. While we may have not yet seen the ultimate lows in this bear market, valuations are now at far more reasonable levels; we believe the opportunities outweigh the risks. As such, we have been taking advantage of opportunities to add to names that are more economically sensitive.


At the end of the period, the Fund held 54% of its assets in value stocks with the remaining 46% in growth stocks.


FUNDNAMEFOOTER                                                         1
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PARTNERS LARGECAP GROWTH FUND I

LOGO
                               William Auslander
LOGO
                                Philip Friedman
 The period from December 6, 2000 through October 31, 2001 has been challenging for all U.S. equity investors, but particularly so for growth investors. January, April and October were the only positive months for growth, led by sharp advances in technology. Over the period the U.S. economy has been gradually slowing, with the consumer doing most of the heavy lifting. Until
 August, consumer confidence and purchases of big ticket items such as cars and homes were relatively robust. Corporations, on the other hand, dramatically reduced capital spending and began layoffs which ultimately pushed the unemployment rate up and consumer confidence down. The Federal Reserve has made nine fed fund rate cuts in total through October 31, 2001, including the .50% reduction when trading resumed after a four day hiatus on September 17. Since inception, the Fund has returned -26.26%, the S&P 500 Index has returned -21.58%. The Russell 1000 Growth Index has returned -33.37% and the Morningstar
                   Large Growth category has declined -33.39%

                                                                         Morningstar
                                   Total      S&P 500                    Large Growth
                                   Return
Year Ended October 31,     PG       @NAV       Index      Total Return     Category      Total Return
----------------------     --       ----       -----                       --------
                          10,000                  10,000                        10,000
                  2001     7,374   -26.26%         7,842       -21.58%           6,661         -33.39%


LOGO
 .


The portfolio has been invested in a mix of stable and cyclical growth names. The mix was fairly evenly split between stable growers, such as healthcare and multi-line conglomerates and cyclical sectors such as technology and consumer discretionary until August, when we shifted more toward stable growth by increasing the healthcare exposure and reducing technology. We made this move as valuations for the large cap pharmaceuticals were attractive in light of actual and expected earnings growth, while estimates for the S&P 500 have been consistently moving down. This helped performance in September, when more defensive names held up better than more cyclical names. In October we again shifted towards technology and away from health care and participated in the strong rebound. While we are disappointed that the portfolio has lagged the S&P 500 in this time frame, we are pleased with our results compared to the growth index and other growth managers.


During the period the primary contributor to underperformance was an overweight in technology, which was the largest sector in the portfolio, on average, for the time period, and stock selection, which lagged the index sector return. Within the technology sector we increasingly favored high quality companies that dominate their individual markets. Given the uncertain environment, we believed that companies with name brands and businesses that were well established represented the most solid long-term technology opportunities.The Fund's overall results were especially dragged down by the performance of four stocks in the technology and telecommunications sectors--by far the two worst performing parts of the market during the period.


With an overweight in health care, one of the better performing sectors in the S&P 500 Index, we preferred large pharmaceutical companies.


Within financial services we have favored high quality growth financials, with a limited exposure to credit quality concerns or the consumer. It is interesting to note that prior to September 11 value oriented financials with those exposures outperformed their higher quality counterparts. In our view, the events and aftermath of September 11th will tip the economy into an official recession in the U.S., with ripple effects around the globe. As noted, we had shifted the balance of the portfolio towards stable growth in the July/ August timeframe, which was beneficial in light of the uncertainty that dominated the latter half of September and then back to cyclical growth in October which was a positive. We will continue to attempt to take advantage of market volatility in making purchase and sale decisions. As always, we remain focused on intense, bottoms up, fundamental company research and identifying good companies that can produce a durable earnings stream over an economic cycle.


FUNDNAMEFOOTER                                                         1
www.principal.com


PARTNERS LARGECAP GROWTH FUND II
LOGO
LOGO
                                 C. Kim Goodwin
LOGO
                                Prescott LeGard
                                Gregory Woodhams
LOGO
LOGO

                                              Russell                    Morningstar
                                   Total    1000 Growth                  Large Growth
                                   Return
Year Ended October 31,     PC       @NAV       Index      Total Return     Category      Total Return
----------------------     --       ----       -----                       --------
                          10,000                  10,000                        10,000
                  2001     7,035   -29.65%         6,663       -33.37%           6,661         -33.39%


LOGO

During one of the most challenging periods ever for equity investors, the Partners LargeCap Growth Fund II management team stuck with its proven process for identifying and investing in companies whose revenues and earnings are growing at sustainable, accelerating rates. A strength of this long-held approach is that it allows the team to invest in companies that meet our growth requirements wherever they can be found in the equity market. As a result, the Fund has taken positions in a broader range of industries.


The pressure that has weighed on technology stocks since March 2000 intensified over the last 12 months. The slowdown in business conditions forced corporate budget-cutters to slash expenses, and information technology initiatives were prime targets. This resulted in cancelled projects and contributed to the inventory glut that weighed on some of the Fund's investments in makers of data storage equipment, gear for routing information, software for managing data, and semiconductors that power IT components.


Bright spots in the Fund's technology stake included solid performances by a few personal computer (PC) related stocks. A good example is a leading PC manufacturer that gained market share and grew its earnings during a price war. The Fund also gained from its stake in a leading developer of PC-related software.


Profitability concerns continued to bear down on the telecommunications industry during the period. With their earnings under pressure, wireless providers have reduced their capital expenditures and held up the deployment of new technology that will offer users more powerful capabilities. This has dampened subscriber growth, delayed the introduction of more profitable services, and slowed the demand for new wireless phones.


The financial sector was another area that was hit hard by the economic slowdown. As business conditions deteriorated, investors grew concerned that credit card companies and commercial lenders would suffer under the weight of unpaid bills and loan defaults. At the same time, the Fund's holdings in mortgage lenders and thrifts performed well due to the boom in refinancing activity and improved profit margins that accompanied lower interest rates.


Consumers remained a source of strength in the U.S. economy until the closing weeks of the period, when the terrorist attacks and war in Afghanistan finally put a damper on spending. Even after the attacks, when the prospects for a recession grew more likely, investments in discount department stores held up as investors sought retailers who cater to bargain-conscious shoppers.


The management team's search for sustainable growth also led to companies that make products that consumers buy regardless of economic conditions. Manufacturers of everyday items such as soft drinks, snacks, soap and razor blades contributed to the Fund's absolute returns and provided valuable ballast during a period when few segments of the market were generating positive results.


Health care issues, which account for one of the Fund's largest sector weightings, also eased the pressure on the bottom line. Though these stocks declined in absolute terms, they outperformed the market as a whole and gained ground during the second half of the Fund's fiscal year.


FUNDNAMEFOOTER                                                         1
www.principal.com


PARTNERS LARGECAP VALUE FUND

LOGO
                                 Marilyn Fedak
LOGO
                              Steven Pisarkiewicz
For the period beginning December 6, 2000 and ending October 31, 2001, the U.S.
  equity markets were weak; the S&P 500 Index fell 21.58%. During this period, value outperformed growth; the Russell 1000 Value index dropped 9.67%, while the
 Russell 1000 Growth Index was down 33.37%. However, the value recovery has not been smooth. Bumps included a growth comeback in the second quarter and the terrorist attacks in September. The portfolio returned 1.82% for the ten-month period, dramatically outperforming the Russell 1000 Value Index's -9.67% return. Stock selection drove relative returns during this period. In fact, our holdings outperformed the benchmark in every sector.

                                              Russell                    Morningstar
                                   Total     1000 Value                  Large Value
                                   Return
Year Ended October 31,     PT       @NAV       Index      Total Return     Category      Total Return
----------------------     --       ----       -----                       --------
                          10,000                  10,000                        10,000
                  2001    10,182     1.82%         9,033        -9.67%           9,520          -4.80%


LOGO


Stock selection in the financial services sector contributed the most to our year-to-date premium. Specifically, our emphasis on insurance companies and consumer-oriented banks over capital-markets sensitive brokerage stocks was beneficial. For example, Bank of America, Union Planters Corporation, and Aon gained 33%, 19%, and 14%, respectively.


Our overweights in the utilities sector also outperformed, adding significantly to our premium. In particular, we benefited from overweighting electric companies and underweighting telephone companies. FirstEnergy and ConEd performed particularly well, returning 14% and 7%, respectively.


Stock selection in the other-energy sector also contributed to relative returns. Our preference for refiners, whose profitability was strong, over natural gas transmission companies, which traded down on lower energy prices, paid off. Ultramar Diamond Shamrock, Sunoco and Ashland each gained between 14% and 64%, while the sector fell 35%.


Elsewhere, in the consumer discretionary sector, an array of our overweights outperformed. TJX, Whirlpool and Leggett & Platt were top performers year-to-date, gaining 22%, 26% and 16%, respectively, while the sector declined over 10%.


During this period, there were no detractors from relative returns.


We believe that the value recovery remains incomplete. Both our valuation models and the traditional value metrics indicate that our portfolios are still priced at a substantial discount to the stock market overall and to the Russell 1000 Value Index. As such, we are optimistic about our ability to provide relative and absolute returns in the period ahead.


FUNDNAMEFOOTER                                                         1
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PARTNERS MIDCAP BLEND FUND

LOGO
                                Bradley Daniels
LOGO
                                William Gerlach
LOGO
                               Vitaly Korchevsky
LOGO
                                Gary Schlarbaum
 The Partners MidCap Blend Fund applies Morgan Stanley Investment Management's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. The
Sub-Advisor generally keeps sector weights within 5% of those of the S&P MidCap
   400 Index, with strategic over- and underweightings assigned to different sectors based on their relative investment attractiveness.

                                                S&P                      Morningstar
                                   Total     MidCap 400                 Mid-Cap Blend
                                   Return
Year Ended October 31,     PM       @NAV       Index      Total Return    Category      Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                       10,000
                  2001     8,700   -13.00%         9,126        -8.74%          8,881         -11.19%


LOGO


Morgan Stanley began sub-advising the Partners MidCap Blend Fund on March 1, 2001. The past six months were a volatile period for the equity markets. During the period, mid-cap stocks, as represented by the S&P MidCap 400 Index, declined over 8%. Although, absolute returns were disappointing for the mid-cap segment of the market, mid-cap stocks outperformed both small- and large-cap stocks during the past six months. A slowing U.S. economy, disappointing corporate earnings, and the tragic events of September 11, 2001 plagued equity markets during the period. Additionally, during the past six months, the valuation gap between growth and value stocks narrowed as value stocks outperformed growth led by strong gains within Financial Services and weak performance within Technology.


During the past six months, the Fund returned -13.00% versus -8.74% for the S&P MidCap 400 Index. Stock selection was the primary driver of underperformance, while sector allocation modestly detracted from results. Stock selection was the strongest within technology, consumer staples, and healthcare. During the period, the Fund had less-than-index exposure to energy, which enhanced relative returns since the sector was among the worst performers for the period.


Stock selection was the weakest within telephone services, utilities, and consumer services. An overweight position in independent power producers dampened Fund results as the stocks underperformed due to concerns over rebates owed to the State of California. Following the terrorist attacks in New York and Washington D.C., investors anticipated a sharp reduction in travel, as a result, leisure and commercial aerospace stocks underperformed.


At fiscal year-end, the Fund maintained an underweight position in consumer-related companies and Energy due to a slowing U.S. economy. We reduced the Fund's exposure to bio-tech and semi-conductors and we increased the Fund's exposure to software companies, which typically have more cash on their balance sheets and should benefit from a rise in corporate spending as companies seek productivity gains. It is our view that the tragic events of September 11 will push back our economic recovery, although aggressive fiscal and monetary policies should stimulate the economy in the coming months. We anticipate that investors will continue to favor quality and liquidity during this uncertain environment.


FUNDNAMEFOOTER                                                         1
www.principal.com


PARTNERS MIDCAP GROWTH FUND
LOGO
LOGO
                               Christopher McHugh
LOGO
                                 William McVail
                                 Robert Turner
LOGO
LOGO

                                              Russell                   Morningstar
                                   Total       Midcap                     Mid-Cap
                                   Return      Growth                      Growth
Year Ended October 31,     MG       @NAV       Index      Total Return    Category       Total
----------------------     --       ----       -----                      --------      Return
                          10,000                  10,000                      10,000
                  2001     5,947   -40.53%         6,687       -33.13%         7,415      -25.85%



LOGO


The 12-month period ending October 31, 2001, was one of the most brutal for mid-cap growth stocks in history. The Russell Midcap Growth Index tumbled 33.13%. The S&P 500 Index, in comparison, fell "only" 21.58%. For its part, the Partners MidCap Growth Fund lost 40.53% since its inception on December 6, 2000.


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. Further eroding the Fund's performance was the fact that our investing philosophy - that earnings expectations drive stock prices - did not play out in this unusual environment, even when higher earning predictions were in place. In addition, our sector neutral policy - that we retain sector weightings comparable to those of our benchmark, the Russell Midcap Growth Index - ended up hurting performance largely due to the Index's concentration in technology.


As for the Fund's holdings, six of ten sector positions underperformed their corresponding index sectors. Our technology holdings detracted most from results; they fell 76%, versus a 69% drop by the index sector. Again, we attribute this under performance to the fact that higher earnings expectations simply did not yield higher returns this year. Consistent with our sector neutral policy, the tech sector constituted 30% of the portfolio. It was pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and skepticism about tech companies' earnings rebounding any time soon.


Contributing the most to relative performance were our health-care holdings: they amounted to a 23% weighting and were down 15%, compared with 26% for the Russell Midcap Growth Index health-care sector.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 8%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks - mainly telecommunications stocks - lost the most, 80%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting.


FUNDNAMEFOOTER                                                         1
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PARTNERS MIDCAP VALUE FUND

LOGO
                                Robert Gendelman
From inception on December 6, 2000 through October 31, 2001, the Partners MidCap
 Value Fund underperformed the Russell MidCap Value Index, as the Fund declined 6.87% while its benchmark index fell 2.16%. The Fund's overweight allocation to
    Technology, steeper price declines in Capital Goods, Utilities and Basic Materials and negative returns in Health Care contributed to negative returns and underperformance versus the Index. On the contrary, positive contributions to portfolio total return came from Consumer Cyclicals, Financials and Consumer
                                    Staples.

                                              Russell                    Morningstar
                                   Total    Midcap Value                Mid-Cap Value
                                   Return
Year Ended October 31,     MP       @NAV       Index      Total Return    Category      Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                       10,000
                  2001     9,313    -6.87%         9,784        -2.16%         10,228           2.28%


LOGO


Technology was an area hard hit by the slowdown in the economy and capital spending. After strong returns in the late-1990's and early 2000, the tech sector was hit across the spectrum as its valuation bubble continued to deflate and the rapidly weakening economy exacerbated an already deteriorating earnings environment. The Fund's tech holdings declined less than Index components, but our overweight allocation had a negative impact on performance.


While we were beneficially underweight the Capital Goods sector, portfolio holdings declined further than index sector components. As with tech companies, the economic slowdown and weakened capital spending cycle resulted in a fall off in earnings of Capital Goods companies, causing downward stock price pressures. We eliminated some holdings, including three that made the largest detractions from sector return. However, we still feel the sector offers some compelling investment opportunities; we continue to own what we believe are quality long-term businesses.


Basic Materials, which was hurt by a fall off in demand for steel also contributed to Fund underperformance. The portfolio, as of October 31, 2001, was significantly underweight both Capital Goods and Basic Materials. It is also underweight Utilities. Steeper declines in this sector hurt relative and absolute performance. The Fund is, however, overweight Health Care. This sector produced some strong performers in part due to its defensive nature and the difficult earnings environment.


The Consumer Cyclicals sector was the top contributor to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices have helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns. The sector yielded five of the top ten performers including three holdings that benefited from acquisition activity.


Recently, we have been setting up the portfolio to be strongly positioned for an economic rebound. While this has hurt short-term performance in some instances, as the horrific September 11 terrorist attacks have delayed an economic recovery, it will hopefully prove to be fruitful over the long-term. We have pared back some of the portfolio's better performing stocks, those we feel have reached their full potential, to make room for higher quality businesses with more attractive prices and more upside potential. To this end, we trimmed a number of Health Care holdings. Additionally, we have seized the opportunities this volatile market has provided us with by using significant price declines to add strong businesses with solid fundamentals at value prices, and to ultimately upgrade the quality of the portfolio. We feel we have been successful in this endeavor thus far, for as of October 31, 2001 our portfolio trades at a discount to the market (as defined by our benchmark index, the Russell MidCap Value) and has a stronger earnings growth rate. Companies within the portfolio have also generated greater financial returns (higher return on equity) than the Index. We feel this will provide the basis for strong long-term performance. As the market will likely continue to be volatile, we will continue to strive to protect assets on the downside and participate meaningfully on the upside.


FUNDNAMEFOOTER                                                         1
www.principal.com


PARTNERS SMALLCAP GROWTH FUND I

LOGO
                                 Michael Malouf
LOGO
                               Jennifer K. Silver

                                              Russell                   Morningstar
                                   Total    2000 Growth                 Small Growth
                                   Return
Year Ended October 31,     SP       @NAV       Index      Total Return    Category     Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                      10,000
                  2001     7,623   -23.77%         7,908       -20.92%         8,626         -13.74%



LOGO
SINCE THE FUND'S INCEPTION ON DECEMBER 6, 2000, THROUGH THE FISCAL YEAR END OCTOBER 31, 2001, THE PARTNERS SMALLCAP GROWTH FUND I DECLINE 23.77% VERSUS A LOSS OF 20.92% FOR THE RUSSELL 2000 GROWTH INDEX, ITS BENCHMARK INDEX.


Although the Russell 2000 outperformed mid- and large-cap market indices in fiscal 2001 (from inception of this Fund), the small-cap stock market was extremely uneven (the Russell 2000 Value gained 8.95%, while the Russell 2000 Growth declined 24.01%). Value investing usually does better in uncertain economic and market environments like this one. Also, the small-cap value sector had lagged badly over the last decade and had catching up to do. However, we are somewhat surprised that investors treated small-cap growth stocks so harshly. Operating results were not nearly as impressive as they had been when the economy was firing on all cylinders. However, in general, small growth companies were doing relatively well on an operating basis in a difficult economic environment, and small-cap growth-stock valuations were more reasonable than valuations in other market capitalization ranges.


Portfolio holdings in the Technology and Consumer Cyclical sectors suffered the largest declines on an absolute basis, while holdings in the Financial, Transportation, and Communication Services sectors provided positive contributions. On a relative basis the Fund outperformed the benchmark's offerings in the Capital Goods, Communication Services, Financials, and Healthcare sectors, while underperforming the benchmark in the Consumer Cyclical and Technology sectors of the market.


Technology was by far the hardest hit industry group across the market-capitalization spectrum. Virtually everyone underestimated the impact that a sharply slowing economy would have on information-technology spending. Demand for personal computers fell sharply. Demand for software products followed suit. Despite the severe decline in technology stock prices, we have not abandoned the group. We believe companies in almost every industry will increase their technology spending in the years ahead in order to lower costs and improve productivity.


We remain optimistic about the long-term future of the small-cap market. We believe small-cap growth stocks will be one of the biggest beneficiaries of Federal Reserve interest rate cuts and improved investor and consumer sentiment. Although small-cap growth stocks are often punished in a downturn, they have historically outperformed in rising market. Looking at small-caps from a historical perspective, in combination with their all-time low valuations relative to large-caps, we see the potential for a strong rebound in the small-cap growth sector.


FUNDNAMEFOOTER                                                         1
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PARTNERS SMALLCAP GROWTH FUND II

LOGO
                                  Keith Sabol
LOGO
                                   Aash Shah
 The past 12 months have been among the most challenging in history for growth stock investors. The Russell 2000 Value Index gained about 8.49% for the fiscal year, while the Russell 2000 Growth Index declined 20.92%. Generally, the more growth-oriented a portfolio is, the poorer it performs. Despite having dramatically reigned in our growth rate and Technology concentrations, we failed to reposition as defensively as many small growth funds did. As a result, our performance lagged.

                                            S&P SmallCap
                                             600/Barra                  Morningstar
                                   Total       Growth                   Small Growth
                                   Return
Year Ended October 31,     SC       @NAV       Index      Total Return    Category     Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                      10,000
                  2001     5,868   -41.32%         8,920       -10.80%         8,626         -13.74%


LOGO


The most significant driver of portfolio performance was our emphasis on companies with high expected earnings growth rates. The expected growth rate of the Russell 2000 Growth Index constituents was only about 20% while the Fund's stocks, on average, were expected to grow earnings at about 25% per year. With growth stocks clearly out of favor, such stocks tended to underperform lower growth rate peers regardless of their economic sector.


The terrorist attacks of September 11 clearly pushed an economy that, in a best case scenario was teetering on recession, into recession. The markets recognized this and sold off sharply. The sell-off recalibrated investor expectations; now relatively modest bits of news are being warmly received. Given this sentiment shift, we believe it is likely that the lows set on September 21 will hold and the market will begin to look across the recession to a time uncertain, but inevitable recovery.


Due to uncertain economic conditions, we entered the fourth quarter of 2001 unwilling to concentrate large portions of the portfolio's investments in any particular sector. As a result, all sectors are currently within a few percentage points of the Fund's benchmark index weights in the Russell 2000 Growth Index. Within the wreckage of the Technology sector, we are finding some good companies with solid businesses and good balance sheets. Additionally, we are cautiously adding exposure to the Healthcare sector when we find good companies at inexpensive prices.


While the near term earnings outlook still appears bleak, there are mitigating factors that would persuade investors to be more optimistic. Among these are that analyst long-term growth rate expectations have fallen below 1998 lows, valuations in terms of price to book or enterprise value to cash flow are below 1998 lows and finally, the Federal Reserve has pumped an enormous amount of liquidity into the system. With history as our guide, we should expect that the market might anticipate a recovery in earnings well before the recovery is apparent.


FUNDNAMEFOOTER                                                         1
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PARTNERS SMALLCAP VALUE FUND

LOGO
                                 Coleman Brandt
LOGO
                               William Charcalis
Our philosophy reflects the belief that superior returns can be achieved, within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. Our intent is to provide incremental returns from individual security selection. Accordingly, to control risk, we construct a portfolio whose sector weights are relatively similar to those of the broad small cap benchmark. We use a series of quantitative investment models to determine the relative attractiveness of each stock in our universe. We then use fundamental analysis to create a portfolio from the most attractive companies. The Partners SmallCap Value Fund was initiated on March 1, 2001. The total return from inception through October 31, 2001 is -0.5% relative to a loss of -2.3% for the Russell 2000 Value Index, the portfolio's benchmark.

                                              Russell                   Morningstar
                                   Total     2000 Value                 Small Value
                                   Return
Year Ended October 31,     SU       @NAV       Index      Total Return    Category     Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                      10,000
                  2001     9,950    -0.50%         9,768        -2.32%         9,996          -0.04%


LOGO


The bulk of the portfolio's outperformance since March has been a result of superior stock selection. In fact, the Small Cap Value portfolio sector outperformed in nine of the eleven economic sectors versus the Russell 2000 Value Index. Holdings in the Health Care, Technology, and Consumer Staples sectors added the most to absolute returns.


Since the Fund's March inception, declining equity prices have reflected investors' concerns over the timing of a U.S. economic recovery. Volatility has been extremely high and significant declines have offset any rallies as investors struggled with the positive effects of the Federal Reserve's aggressive monetary policy and fiscal stimulus versus negative earnings pre-announcements, rising unemployment figures and further conflicting economic reports. The terrorist attacks of September 11 exacerbated existing fears and the geo-political uncertainty added to the difficulty of evaluating the altered economic landscape and corporate earnings prospects. Corporate profits for the third quarter are declining sharply and the already struggling U.S. economy is now widely believed to be in a recession. The uncertainty that prevails is clearly evident from the wide fluctuations in stock prices.


However, the Federal Reserve has taken aggressive steps to stem the downturn since September 11 by significantly cutting interest rates and sharply increasing the money supply. These actions, combined with fiscal stimulus (estimated to amount to nearly 1.5% of gross domestic product) in the form of tax rebates, possible capital gains tax cuts and relief aid, are classic textbook stimulus for a recessionary economy and provide a strong foundation for a potential recovery in the economy next year. The consumer remains the key to determining demand for goods and services. In response to the various fiscal stimuli, at some point, an increase in consumer demand will lead to profit growth, an economic rebound, and stock price appreciation.


Our strategy is to establish the relative attractiveness of investment candidates within our research universe using current and future measures of value. The process is not theme driven and incremental/excess return has and is expected to be generated from security selection in most market environments. We believe the Small Cap Value approach is a good fit with the current dynamics of the market and will continue to provide strong relative performance.


FUNDNAMEFOOTER                                                         1
www.principal.com


REAL ESTATE FUND

LOGO
                                   Kelly Rush
 Real estate stocks provided strong returns relative to other equities from the Real Estate Fund's inception date of December 6, 2000 through October 31, 2001.
 During this period, the Fund returned 3.85%, easily out-distancing the S&P 500
                                Index's -21.58%

                                                                        Morningstar
                                               Morgan                    Specialty-
                                              Stanley
                                   Total        REIT                    Real Estate
                                   Return
Year Ended October 31,     RS       @NAV       Index      Total Return    Category       Total
----------------------     --       ----       -----                      --------      Return
                          10,000                  10,000                      10,000
                  2001    10,385     3.85%        10,873         8.73%        10,758        7.58%



LOGO
 .


Investors sought safety in the past 12 months and real estate stocks provided it. A faltering economy and sharp earnings declines involving many non-real estate companies unnerved investors. In this environment, real estate companies offering steady positive earnings growth and high dividend yields stood out.


Performance for the Fund since its inception date has been disappointing and the Fund lagged the 8.73% return of the Morgan Stanley REIT Index by a wide margin. Our approach of emphasizing high quality real estate companies hurt the Fund's returns. In the past 11 months, the best performing real estate stocks have been those companies suffering from capital structure, management and/or asset quality concerns. In a yield-hungry market the companies facing the greatest challenges and offering the highest dividend yields provided the best returns.


The Fund was overweighted with companies that own California assets, which also adversely impacted returns. While the Fund's exposure was reduced by mid-year, the damage was already done. Slowing technology trends and the state's utility crisis weighed heavily on California-based companies early in the fiscal year.


FUNDNAMEFOOTER                                                         1
www.principal.com


SMALLCAP BLEND FUND

LOGO
                               Michael L. Johnson
LOGO
                                Thomas Morabito
    The Small Cap Blend Fund seeks to invest in stocks that are trading at a discount relative to their potential valuation and that have existing catalysts to support future increases in stock price. We utilize proprietary quantitative stock selection strategies to identify undervalued small-cap stocks that are beginning to be recognized by market participants. Then, we construct a risk-controlled portfolio with these stocks to maximize the return potential of the Fund.

                                              Russell                   Morningstar
                                   Total        2000                    Small Blend
                                   Return
Year Ended October 31,     SB       @NAV       Index      Total Return    Category     Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                      10,000
                  2001    10,050     0.50%         9,357        -6.43%        10,399           3.99%


LOGO


Since its inception on December 6, 2000, the Fund has returned 0.50% while the Russell 2000 Index has returned -6.43%. The Fund's outperformance relative to the Russell 2000 Index came in third quarter 2001 when the Russell 2000 Index returned -20.79%, its worst quarterly loss since the third quarter of 1990.


In third quarter 2001, large-cap stocks outperformed small-cap stocks and the value style outperformed the growth style, suggesting that investors were seeking protection in large, stable companies with low valuations. The Fund benefited from this market meltdown in the third quarter because it was strategically positioned toward low valuation, larger capitalization companies within the small-cap universe. The main source of outperformance was good stock selection in technology, consumer staples, and capital goods sectors. The Fund's cash holdings in this down market also positively contributed to performance.


The Fund's stock selection strategy will remain focused on identifying undervalued stocks within the small-cap universe. Currently, we are repositioning the Fund from a defensive to an aggressive strategy to match our bullish outlook for small-cap stocks. With these changes, we expect that the Fund will continue its outperformance.


FUNDNAMEFOOTER                                                         1
www.principal.com

SMALLCAP GROWTH FUND

LOGO
                                  John McClain
 The SmallCap Growth Fund had a poor year in terms of absolute return, but did well relative to the Russell 2000 Growth Index. Since its inception December 6,
       2000, the Fund returned -19.14% compared to -20.92% for the Index.

                                              Russell                   Morningstar
                                   Total    2000 Growth                 Small Growth
                                   Return
Year Ended October 31,     SG       @NAV       Index      Total Return    Category     Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                      10,000
                  2001     8,086   -19.14%         7,908       -20.92%         8,626         -13.74%


LOGO


The primary reason for the Fund's relative outperformance was attributable to superior performance by its health care holdings. These stocks returned -8.95% compared to -30.16% for the Index's holdings.


Although the Fund had outperformed dramatically, there were two significant events that caused its performance to suffer. The first was the onset of an economic downturn, which emerged in late 2000. During the early stages of the downturn, the Fund was positioned more defensively but the market reacted so quickly and dramatically that significant damage was done during the transition.


The second event was the September 11 terrorist attacks. The Fund had performed relatively well during most of 2001. Following strong rallies in the May-June period, we reduced our exposure to technology stocks. However, due to the Federal Reserve's aggressive interest rate cuts, we anticipated a late 2001 or early 2002 economic recovery and rebuilt those positions in late August and early September. Unfortunately, the attacks changed many things including investor confidence and caused our strategy to backfire. Fortunately, the market bottomed shortly thereafter and the Fund recouped some of its losses, a trend that has carried into the new fiscal year. With the contribution of interest rate cuts and increased fiscal actions by the government, the economy and performance should improve.


FUNDNAMEFOOTER                                                         1
www.principal.com


SMALLCAP S&P 600 INDEX FUND

LOGO
                                  Robert Baur
LOGO
                               Rhonda VanderBeek
The SmallCap S&P 600 Index Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index. The percentage of total assets of the Fund allocated to each of the 600 stocks closely follows the weightings of each of the stocks in the S&P SmallCap 600 Index. The Fund was initiated on December
  6, 2000, and had a return of -1.12% from inception through October 31, 2001.

                                                S&P                     Morningstar
                                   Total    SmallCap 600                Small Blend
                                   Return
Year Ended October 31,     S6       @NAV       Index      Total Return    Category     Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                      10,000
                  2001     9,888    -1.12%         9,885        -1.15%        10,399           3.99%


LOGO


The economic backdrop and investment returns have been disappointing for the year through October 31. Real economic growth was little better than flat with third quarter 2001 being the weakest at -0.4%. For the year, overall investment spending dropped 4% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software, where spending collapsed at a 13% annual rate in the second and third quarters.


It was a year of falling short-term interest rates as the Federal Reserve (Fed) lowered the federal funds rate nine times to 2.5%. Consumers responded well to the rate cuts, and housing and auto sales have stayed near record levels. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. The Fed was able to be very aggressive because inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining.


Falling stock prices have worried investors. The biggest losses were in the technology-heavy Nasdaq Composite Index, which fell about 50%. Broader indexes were also down, for example the Dow Jones Industrial Average was down about 17%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were a positive factor for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping 60% compared to the second and third quarters of 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will likely fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.


FUNDNAMEFOOTER                                                         1
www.principal.com


SMALLCAP VALUE FUND

LOGO
                                Thomas Morabito
  The Small Cap Value Fund seeks to provide long-term capital appreciation by investing primarily in U.S. based companies with a total market capitalization below $1.5 billion. Since the Fund's inception last December, the portfolio has returned 4.69%. During the same time period, the Russell 2000 Value Index returned 8.49%.

                                              Russell                   Morningstar
                                   Total     2000 Value                 Small Value
                                   Return
Year Ended October 31,     SV       @NAV       Index      Total Return    Category     Total Return
----------------------     --       ----       -----                      --------
                          10,000                  10,000                      10,000
                  2001    10,469     4.69%        10,849         8.49%        11,355          13.55%


LOGO


The past year marked the bursting of the speculative bubble in internet and telecommunications related stocks that had excited investors over the previous two years. During the Fund's fiscal year, the NASDAQ composite lost nearly 50% of its value, while the large-cap S&P 500 Index declined by 25%. As investors fled the previous year's internet darlings, many found refuge in small-cap stocks which boasted better earnings growth with relatively cheaper valuations.


In the investment process used to build the portfolio, the most significant stage is a disciplined set of quantitative tools that identifies high quality companies selling at reasonable valuations but which show signs of improving business trends. While companies that exhibit these characteristics tend to outperform over time, they did not perform up to our expectations this past year. As the Federal Reserve (Fed) began to cut interest rates in January 2000, investors drove up the prices of lower quality companies, particularly during the month of January.


As the year progressed and the economic picture clouded, investors favored "deep value" stocks. Rather than purchasing companies with improving business trends, they instead sought shelter in stocks whose valuations were so deeply depressed
the downside risk was perceived to be limited.    As the economy recovers, we
expect that investors will once again seek out improving businesses, and our style will come back into favor.


In the aftermath of the September 11 terrorist attacks, the Fund performed relatively well. After events of this nature, investors typically flock to higher quality and more liquid stocks. This ensuing "flight to quality" helped stabilize our Fund during the initial period following the reopening of the equity markets.


As we begin the new fiscal year, the Fund is positioned slightly defensively since the economy continues to reel in the wake of the attacks. While sector weightings are kept within a 3% range relative to the Russell 2000 Index, we are currently overweighted in energy, health care, and consumer staples stocks. Our largest underweighting remains consumer cyclical stocks, as we believe consumers will reduce discretionary spending in light of rising unemployment levels.


FUNDNAMEFOOTER                                                         1
www.principal.com


TECHNOLOGY FUND

LOGO
                                  David Mills
    It has been a tough year for equity markets and technology investors in particular

                                                MSCI                    Morningstar
                                            Global Tech                  Specialty
                                   Total    and Telecomm                 Technology
                                   Return
Year Ended October 31,     TE       @NAV       Index      Total Return    Category       Total
----------------------     --       ----       -----                      --------      Return
                          10,000                  10,000                      10,000
                  2001     5,408   -45.92%         6,494       -35.06%         5,141      -48.59%


LOGO
 .


The year started with disappointing company results which only deteriorated further as the year progressed. More recently we have started to see some early signs of recovery in the third quarter results with outlook comments for the balance of the year suggesting some stabilization in operating conditions.


Earlier in the year the sharp decline in demand caught many technology companies by surprise, they were left with high inventories aggravated by surplus capacity in many key technology segments. Subsequent revisions to earnings guidance caught investors by surprise, the breadth of pre-announcements and earnings misses in the first quarter drove stocks sharply lower.


Following the tragic events of September 11 there was a sharp rotation into defensive segments of the market. Through this period the Fund was defensively positioned with a significant exposure to telecom service providers resulting in the portfolio outperforming the peer group of technology funds and this outperformance has carried through to the end of the year.


By the end of the third quarter following the attacks, expectations for global growth had moved lower again, earnings expectations for technology companies were marked down sharply for the balance of 2001 and into 2002.


With expectations set at very depressed levels we found with the third quarter results the majority of technology companies were starting to meet revised earnings and were flagging stability in orders for the balance of the year. This was in sharp contrast to what we saw in the first quarter with most companies missing numbers and guiding lower.


We have repositioned the Fund into the more growth sensitive technology segments, semiconductors in particular. Coupled with the monetary and fiscal policy stimulus in the wake of the events of September 11, Technology and Telecom stocks have since rallied strongly in October.


Looking forward we are encouraged by the outlook for telecom and technology companies. Valuations have come back a long way and are now quite supportive, inventories are at more manageable levels and companies having been aggressive in cutting costs and repositioning themselves for a weaker environment. These companies are now leveraged for an economic recovery when it eventually comes.


We are encouraged by the developments we are seeing in the Telecom and Technology industries. While Information Technology spending is well down with the economic cycle, companies are still forging ahead and embracing new on-line technologies.


While previously many new technologies were over-hyped and expectations were unreasonable, we are now finding the contrary is true as new technologies are starting to come through and expectations are now set at realistic levels.


FUNDNAMEFOOTER                                                         1
www.principal.com









IMPORTANT NOTES



MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY: . Diversified emerging-markets funds invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.



MORNINGSTAR DIVERSIFIED PACIFIC/ASIA STOCK CATEGORY: . Diversified Pacific/Asia stock funds have a wider investment range than other Asia-oriented funds. While Japan funds focus exclusively on Japan and Pacific ex-Japan funds emphasize Asia's developing nations, these funds can invest throughout the Pacific Rim, including Australia and New Zealand.



MORNINGSTAR DOMESTIC HYBRID CATEGORY: . Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.



MORNINGSTAR EUROPE STOCK CATEGORY: . Europe-stock funds invest in companies based in Europe. Most of these funds emphasize the region's larger and more developed markets. Currency fluctuations frequently affect investors' returns.



MORNINGSTAR FOREIGN STOCK CATEGORY: . Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.



MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY: . Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.



MORNINGSTAR INTERMEDIATE GOVERNMENT BOND CATEGORY: . Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.



MORNINGSTAR LARGE BLEND CATEGORY: . Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.



MORNINGSTAR LARGE GROWTH CATEGORY: . Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.



MORNINGSTAR LARGE VALUE CATEGORY: . Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.



MORNINGSTAR MID-CAP BLEND CATEGORY: . The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.



MORNINGSTAR MID-CAP GROWTH CATEGORY: . Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.



MORNINGSTAR MID-CAP VALUE CATEGORY: . Mid-cap value funds buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

MORNINGSTAR SHORT-TERM BOND CATEGORY: . Short-term bond funds have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.



MORNINGSTAR SMALL BLEND CATEGORY: . Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.



MORNINGSTAR SMALL GROWTH CATEGORY: . Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.



MORNINGSTAR SMALL VALUE CATEGORY: . Small-cap value funds invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.



MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY: . Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS LONG TERM GOV'T./CREDIT INDEX is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues ) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). These bonds also must have maturities of 1 to 3 years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan,

Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE (15) INDEX is a capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) GLOBAL TECHNOLOGY AND TELECOMMUNICATIONS INDEX is an index composed of the developed markets countries in the MSCI World Index. Within these countries, only those securities which are included in the Information Technology and Telecommunication Services sectors according to the MSCI Global Industry Classification Standard are included in the index.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) PACIFIC FREE INDEX is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization-weighted index of all the stocks in the S&P 400 that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization-weighted index of the stocks in the S&P SmallCap 600 Index having the lowest book to price ratios. The index consists of approximately half of the S&P SmallCap 600 on a market capitalization basis.


SALOMON SMITH BARNEY DISC < $2 BILLION INDEX consists of companies that are generally larger than those in Salomon Smith Barney's standard small-cap indices. It contains a full complement of region, country, sector and industry indices.

FUNDNAMEFOOTER                                                  MANAGERS'

COMMENTS                                                               48
www.principal.com



                     STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                               BOND & MORTGAGE      CAPITAL
                                  BALANCED       SECURITIES      PRESERVATION
                                    FUND            FUND             FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ........................  $  9,730,651    $ 22,737,036     $ 10,764,862
                                ============    ============     ============
ASSETS
Investment in securities--at
 value........................  $  9,026,145    $ 23,577,011     $ 11,058,820
Cash..........................        12,538          12,598            2,888
Receivables:
 Capital Shares sold..........        31,600         267,875           14,722
 Dividends and interest.......        50,372         253,393          120,886
 Investment securities sold...        57,760         148,980          103,148
Prepaid expenses..............         3,766           3,116              887
                                ------------    ------------     ------------
                  Total Assets     9,182,181      24,262,973       11,301,351
LIABILITIES
Payables:
 Investment securities
  purchased...................       149,386         557,356          149,873
Wrapper agreements............            --              --          297,335
                                ------------    ------------     ------------
             Total Liabilities       149,386         557,356          447,208
                                ------------    ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...........  $  9,032,795    $ 23,705,617     $ 10,854,143
                                ============    ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..............  $  9,705,695    $ 22,709,934     $ 10,846,103
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)........................       130,702           4,299            8,040
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).........       (99,096)        151,409            3,377
Net unrealized appreciation
 (depreciation) of investments      (704,506)        839,975          293,958
Net unrealized appreciation
 (depreciation) on wrapper
 agreements...................            --              --         (297,335)
                                ------------    ------------     ------------
              Total Net Assets  $  9,032,795    $ 23,705,617     $ 10,854,143
                                ============    ============     ============
CAPITAL STOCK (PAR VALUE: $.01
 A SHARE):
Shares authorized.............   145,000,000     145,000,000      600,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets  $  1,129,977    $  2,669,017     $  1,674,165
  Shares issued and
 outstanding..................       125,002         250,005          167,417
  Net asset value per share...  $       9.04    $      10.68     $      10.00
                                ============    ============     ============

Advisors Select: Net Assets...  $  1,752,297    $  2,668,943     $  1,673,016
  Shares issued and
 outstanding..................       194,254         250,232          167,302
  Net asset value per share...  $       9.02    $      10.67     $      10.00
                                ============    ============     ============

Class J: Net Assets...........  $  3,876,067    $  7,940,273     $  2,376,053
  Shares issued and
 outstanding..................       431,797         740,316          237,605
  Net asset value per share
 /(a)/ .......................  $       8.98    $      10.73     $      10.00
                                ============    ============     ============

Institutional: Net Assets.....  $      9,414    $  5,090,134     $  1,779,436
  Shares issued and
 outstanding..................         1,043         475,454          177,944
  Net asset value per share...  $       9.03    $      10.71     $      10.00
                                ============    ============     ============

Preferred: Net Assets.........  $  1,133,614    $  2,668,982     $  1,676,114
  Shares issued and
 outstanding..................       125,000         250,000          167,611
  Net asset value per share...  $       9.07    $      10.68     $      10.00
                                ============    ============     ============

Select: Net Assets............  $  1,131,426    $  2,668,268     $  1,675,359
  Shares issued and
 outstanding..................       124,999         249,998          167,536
  Net asset value per share...  $       9.05    $      10.67     $      10.00
                                ============    ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                               HIGH QUALITY
                              EUROPEAN       GOVERNMENT      INTERMEDIATE-TERM
                                FUND       SECURITIES FUND       BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST......  $  4,821,171    $ 18,454,668       $ 11,752,413
                            ============    ============       ============
FOREIGN CURRENCY--AT COST   $    187,690    $         --       $         --
                            ============    ============       ============
ASSETS
Investment in
 securities--at value.....  $  4,410,270    $ 19,137,027       $ 12,339,989
Foreign currency--at value       187,631              --                 --
Cash......................        17,703          12,587              4,494
Receivables:
 Capital Shares sold......            --         130,806             41,720
 Dividends and interest...        10,330          90,574            132,164
 Investment securities
  sold....................        57,280              --                 --
 Foreign currency
  contracts...............        15,118              --                 --
Prepaid expenses..........         2,188           2,478              1,826
                            ------------    ------------       ------------
              Total Assets     4,700,520      19,373,472         12,520,193
LIABILITIES
Payables:
 Capital Shares reacquired         1,093              --                 --
 Investment securities
  purchased...............         9,621       1,026,641            199,259
 Foreign currency
  contracts...............         9,244              --                 --
Indebtedness..............            --              --            105,000
                            ------------    ------------       ------------
         Total Liabilities        19,958       1,026,641            304,259
                            ------------    ------------       ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.......  $  4,680,562    $ 18,346,831       $ 12,215,934
                            ============    ============       ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital..........  $  6,003,649    $ 17,660,612       $ 11,518,472
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss).........        53,939           4,637              4,201
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).....      (968,551)           (777)           105,685
Net unrealized
 appreciation
 (depreciation) of
 investments..............      (410,901)        682,359            587,576
Net unrealized
 appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies...............         2,426              --                 --
                            ------------    ------------       ------------
          Total Net Assets  $  4,680,562    $ 18,346,831       $ 12,215,934
                            ============    ============       ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized.........   145,000,000     145,000,000        145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets...................  $    960,801    $  2,629,925       $  2,662,396
  Shares issued and
 outstanding..............       125,054         250,005            250,005
  Net asset value per
 share....................  $       7.68    $      10.52       $      10.65
                            ============    ============       ============

Advisors Select: Net
 Assets...................  $  1,571,287    $  2,657,047       $  2,880,858
  Shares issued and
 outstanding..............       204,789         252,835            270,531
  Net asset value per
 share....................  $       7.67    $      10.51       $      10.65
                            ============    ============       ============

Class J: Net Assets.......  $    237,110    $  4,396,874       $  1,333,483
  Shares issued and
 outstanding..............        30,566         416,586            124,696
  Net asset value per
 share /(a)/..............  $       7.76    $      10.55       $      10.69
                            ============    ============       ============

Institutional: Net Assets.  $     11,628    $  3,389,720       $     10,379
  Shares issued and
 outstanding..............         1,490         321,154                971
  Net asset value per
 share....................  $       7.80    $      10.55       $      10.69
                            ============    ============       ============

Preferred: Net Assets.....  $    937,696    $  2,643,310       $  2,666,470
  Shares issued and
 outstanding..............       121,733         251,178            250,000
  Net asset value per
 share....................  $       7.70    $      10.52       $      10.67
                            ============    ============       ============

Select: Net Assets........  $    962,040    $  2,629,955       $  2,662,348
  Shares issued and
 outstanding..............       124,929         249,998            249,997
  Net asset value per
 share....................  $       7.70    $      10.52       $      10.65
                            ============    ============       ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                    HIGH QUALITY  HIGH QUALITY   INTERNATIONAL
                                     LONG-TERM     SHORT-TERM      EMERGING
                                     BOND FUND     BOND FUND     MARKETS FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST   $ 11,110,125  $ 12,125,112   $  4,792,812
                                    ============  ============   ============
FOREIGN CURRENCY--AT COST ........  $         --  $         --   $     42,020
                                    ============  ============   ============
ASSETS
Investment in securities--at value  $ 11,717,152  $ 12,537,382   $  4,707,627
Foreign currency--at value........            --            --         42,032
Cash..............................        12,503         9,062          3,690
Receivables:
 Capital Shares sold..............        40,920        15,086         11,151
 Dividends and interest...........       129,348       186,568          4,018
 Investment securities sold.......       212,016       368,715         69,511
Prepaid expenses..................         2,210         1,810          1,830
                                    ------------  ------------   ------------
                      Total Assets    12,114,149    13,118,623      4,839,859
LIABILITIES
Payables:
 Investment securities purchased..       227,097       381,953         13,097
                                    ------------  ------------   ------------
                 Total Liabilities       227,097       381,953         13,097
                                    ------------  ------------   ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...............  $ 11,887,052  $ 12,736,670   $  4,826,762
                                    ============  ============   ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..................  $ 11,180,622  $ 12,178,789   $  5,736,328
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)..........            --           554         31,425
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)......................        99,403       145,057       (854,411)
Net unrealized appreciation
 (depreciation) of investments....       607,027       412,270        (85,185)
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies.......................            --            --         (1,395)
                                    ------------  ------------   ------------
                  Total Net Assets  $ 11,887,052  $ 12,736,670   $  4,826,762
                                    ============  ============   ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized.................   145,000,000   145,000,000    145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets....  $  2,667,035  $  2,631,398   $  1,041,276
  Shares issued and outstanding...       250,241       250,005        125,222
  Net asset value per share.......  $      10.66  $      10.53   $       8.32
                                    ============  ============   ============

Advisors Select: Net Assets.......  $  2,666,870  $  2,631,103   $  1,040,089
  Shares issued and outstanding...       250,234       250,233        125,219
  Net asset value per share.......  $      10.66  $      10.51   $       8.31
                                    ============  ============   ============

Class J: Net Assets...............  $  1,213,551  $    996,323   $    347,206
  Shares issued and outstanding...       112,685        94,535         42,030
  Net asset value per share /(a)/   $      10.77  $      10.54   $       8.26
                                    ============  ============   ============

Institutional: Net Assets.........  $     10,393  $  1,213,721   $    313,766
  Shares issued and outstanding...           965       115,187         37,772
  Net asset value per share.......  $      10.77  $      10.54   $       8.31
                                    ============  ============   ============

Preferred: Net Assets.............  $  2,662,159  $  2,632,659   $  1,041,675
  Shares issued and outstanding...       250,000       250,000        125,000
  Net asset value per share.......  $      10.65  $      10.53   $       8.33
                                    ============  ============   ============

Select: Net Assets................  $  2,667,044  $  2,631,466   $  1,042,750
  Shares issued and outstanding...       250,234       249,998        125,109
  Net asset value per share.......  $      10.66  $      10.53   $       8.33
                                    ============  ============   ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                  INTERNATIONAL  INTERNATIONAL   INTERNATIONAL
                                     FUND I         FUND II      SMALLCAP FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $  8,375,544   $  6,457,367    $  4,894,073
                                  ============   ============    ============
FOREIGN CURRENCY--AT COST ......  $     15,476   $     73,049    $         30
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $  7,563,556   $  5,947,016    $  4,468,499
Foreign currency--at value......        15,470         73,115              60
Cash............................        20,002         32,964          16,363
Receivables:
 Capital Shares sold............        97,281         66,778          10,807
 Dividends and interest.........        11,259         10,639           5,785
 Investment securities sold.....        18,908             --          28,064
 Foreign currency contracts.....            --         17,207              --
Prepaid expenses................         3,021          2,534           2,633
                                  ------------   ------------    ------------
                    Total Assets     7,729,497      6,150,253       4,532,211
LIABILITIES
Payables:
 Investment securities purchased        30,934         12,737          38,948
 Foreign currency contracts.....            --          8,426              --
                                  ------------   ------------    ------------
               Total Liabilities        30,934         21,163          38,948
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $  7,698,563   $  6,129,090    $  4,493,263
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $  9,425,098   $  7,629,871    $  5,890,410
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................        22,415         33,566           1,667
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................      (936,833)    (1,030,883)       (972,965)
Net unrealized appreciation
 (depreciation) of investments..      (811,988)      (510,351)       (425,574)
Net unrealized appreciation
 (depreciation) on translation
 of assets and liabilities in
 foreign currencies.............          (129)         6,887            (275)
                                  ------------   ------------    ------------
                Total Net Assets  $  7,698,563   $  6,129,090    $  4,493,263
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    125,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    925,522   $    755,410    $    927,154
  Shares issued and outstanding.       125,123        100,097         125,002
  Net asset value per share.....  $       7.40   $       7.55    $       7.42
                                  ============   ============    ============

Advisors Select: Net Assets.....  $    973,871   $    754,027    $    925,979
  Shares issued and outstanding.       131,954        100,195         125,120
  Net asset value per share.....  $       7.38   $       7.53    $       7.40
                                  ============   ============    ============

Class J: Net Assets.............  $  2,165,143   $    931,270    $    634,376
  Shares issued and outstanding.       291,832        123,148          85,389
  Net asset value per share
 /(a)/ .........................  $       7.42   $       7.56    $       7.43
                                  ============   ============    ============

Institutional: Net Assets.......  $  1,781,668   $  2,176,314    $    147,230
  Shares issued and outstanding.       238,884        287,101          19,688
  Net asset value per share.....  $       7.46   $       7.58    $       7.48
                                  ============   ============    ============

Preferred: Net Assets...........  $    925,645   $    756,119    $    930,184
  Shares issued and outstanding.       125,000        100,097         125,000
  Net asset value per share.....  $       7.41   $       7.55    $       7.44
                                  ============   ============    ============

Select: Net Assets..............  $    926,714   $    755,950    $    928,340
  Shares issued and outstanding.       125,120        100,097         124,999
  Net asset value per share.....  $       7.41   $       7.55    $       7.43
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                                    LARGECAP       LARGECAP      S&P 500 INDEX
                                   BLEND FUND     GROWTH FUND        FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $  7,431,911   $  7,596,206    $ 20,881,622
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $  6,317,968   $  6,030,069    $ 18,439,330
Cash............................        12,691         12,538          12,540
Receivables:
 Capital Shares sold............        40,558         74,787          47,905
 Dividends and interest.........         5,296          2,807          13,511
 Investment securities sold.....            --         20,150              --
 Variation margin on futures
  contracts.....................            --             --           1,200
Prepaid expenses................         2,970          1,648           6,685
                                  ------------   ------------    ------------
                    Total Assets     6,379,483      6,141,999      18,521,171
LIABILITIES
Payables:
 Investment securities purchased            --         58,758          89,807
                                  ------------   ------------    ------------
               Total Liabilities            --         58,758          89,807
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $  6,379,483   $  6,083,241    $ 18,431,364
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $  7,921,984   $  8,177,152    $ 21,029,434
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................        20,112             --          44,930
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................      (448,670)      (527,774)       (200,708)
Net unrealized appreciation
 (depreciation) of investments..    (1,113,943)    (1,566,137)     (2,442,292)
                                  ------------   ------------    ------------
                Total Net Assets  $  6,379,483   $  6,083,241    $ 18,431,364
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    948,793   $    788,407    $  1,014,589
  Shares issued and outstanding.       125,002        125,144         125,122
  Net asset value per share.....  $       7.59   $       6.30    $       8.11
                                  ============   ============    ============

Advisors Select: Net Assets.....  $    947,581   $    787,409    $  1,079,857
  Shares issued and outstanding.       125,125        125,141         133,336
  Net asset value per share.....  $       7.57   $       6.29    $       8.10
                                  ============   ============    ============

Class J: Net Assets.............  $  2,572,725   $  1,405,084    $ 12,926,044
  Shares issued and outstanding.       342,493        228,928       1,607,958
  Net asset value per share
 /(a)/ .........................  $       7.51   $       6.14    $       8.04
                                  ============   ============    ============

Institutional: Net Assets.......  $      8,401   $  1,524,212    $      8,506
  Shares issued and outstanding.         1,112        246,967           1,052
  Net asset value per share.....  $       7.55   $       6.17    $       8.09
                                  ============   ============    ============

Preferred: Net Assets...........  $    951,975   $    788,709    $  2,386,484
  Shares issued and outstanding.       125,000        125,000         293,574
  Net asset value per share.....  $       7.62   $       6.31    $       8.13
                                  ============   ============    ============

Select: Net Assets..............  $    950,008   $    789,420    $  1,015,884
  Shares issued and outstanding.       124,999        125,140         124,999
  Net asset value per share.....  $       7.60   $       6.31    $       8.13
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                    LARGECAP       LIFETIME        LIFETIME
                                   VALUE FUND      2010 FUND       2020 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $  9,379,533   $  4,895,474    $  4,022,344
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $  8,910,077   $  4,822,125    $  3,970,403
Cash............................        12,539         22,109          16,441
Receivables:
 Capital Shares sold............        69,661         19,739          23,263
 Dividends and interest.........        13,046             --              --
Prepaid expenses................         2,354          1,987           2,009
                                  ------------   ------------    ------------
                    Total Assets     9,007,677      4,865,960       4,012,116
LIABILITIES
Accrued expenses................            --            106              --
                                  ------------   ------------    ------------
               Total Liabilities            --            106              --
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $  9,007,677   $  4,865,854    $  4,012,116
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $  9,757,109   $  4,902,901    $  4,047,612
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................        54,401         36,297          16,445
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................      (334,377)             5              --
Net unrealized appreciation
 (depreciation) of investments..      (469,456)       (73,349)        (51,941)
                                  ------------   ------------    ------------
                Total Net Assets  $  9,007,677   $  4,865,854    $  4,012,116
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $  1,138,119   $      9,830    $      9,690
  Shares issued and outstanding.       125,114          1,000           1,000
  Net asset value per share.....  $       9.10   $       9.83    $       9.69
                                  ============   ============    ============

Advisors Select: Net Assets.....  $  2,560,159   $      9,821    $      9,680
  Shares issued and outstanding.       281,742          1,000           1,000
  Net asset value per share.....  $       9.09   $       9.82    $       9.68
                                  ============   ============    ============

Class J: Net Assets.............  $  1,082,445   $    487,777    $  1,153,345
  Shares issued and outstanding.       119,118         49,631         119,055
  Net asset value per share
 /(a)/ .........................  $       9.09   $       9.83    $       9.69
                                  ============   ============    ============

Institutional: Net Assets.......  $  1,946,467   $  4,338,733    $  2,819,990
  Shares issued and outstanding.       212,897        439,575         290,074
  Net asset value per share.....  $       9.14   $       9.87    $       9.72
                                  ============   ============    ============

Preferred: Net Assets...........  $  1,140,938   $      9,851    $      9,710
  Shares issued and outstanding.       125,000          1,000           1,000
  Net asset value per share.....  $       9.13   $       9.85    $       9.71
                                  ============   ============    ============

Select: Net Assets..............  $  1,139,549   $      9,842    $      9,701
  Shares issued and outstanding.       124,999          1,000           1,000
  Net asset value per share.....  $       9.12   $       9.84    $       9.70
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                    LIFETIME       LIFETIME        LIFETIME
                                    2030 FUND      2040 FUND       2050 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $  4,129,233   $  3,200,001    $  2,661,844
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $  4,099,052   $  3,316,353    $  2,565,829
Cash............................       514,955         24,075           2,707
Receivables:
 Capital Shares sold............        77,521          8,726           4,044
Prepaid expenses................         2,033          1,975           1,959
                                  ------------   ------------    ------------
                    Total Assets     4,693,561      3,351,129       2,574,539
LIABILITIES
Accrued expenses
 ..........................................................................................................          --
                                                                                                           ------------  -----------
                                                                                        Total Liabilities            --
                                                                                                           ------------  -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .............................................................  $  4,693,561  $  3,35$  2
                                                                                                           ============  ===========

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital............................................................  $  4,757,749  $  3,27$  2
Accumulated undistributed (overdistributed) net investment income (operating loss).......................        15,477
Accumulated undistributed (overdistributed) net realized gain (loss).....................................       (49,484)      (4
Net unrealized appreciation (depreciation) of investments................................................       (30,181)      11
                                                                                                           ------------  -----------
                                                                                         Total Net Assets  $  4,693,561  $  3,35$  2
                                                                                                           ============  ===========
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized........................................................................................   145,000,000   145,00 145
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets...........................................................................  $      9,492  $      $
  Shares issued and outstanding..........................................................................         1,000
  Net asset value per share..............................................................................  $       9.49  $      $
                                                                                                           ============  ===========

Advisors Select: Net Assets..............................................................................  $      9,483  $      $
  Shares issued and outstanding..........................................................................         1,000
  Net asset value per share..............................................................................  $       9.48  $      $
                                                                                                           ============  ===========

Class J: Net Assets......................................................................................  $    839,142  $    34$
  Shares issued and outstanding..........................................................................        88,362        3
  Net asset value per share /(a)/ .......................................................................  $       9.50  $      $
                                                                                                           ============  ===========

Institutional: Net Assets................................................................................  $  3,816,429  $  2,96$  2
  Shares issued and outstanding..........................................................................       400,498       30
  Net asset value per share..............................................................................  $       9.53  $      $
                                                                                                           ============  ===========

Preferred: Net Assets....................................................................................  $      9,512  $      $
  Shares issued and outstanding..........................................................................         1,000
  Net asset value per share..............................................................................  $       9.51  $      $
                                                                                                           ============  ===========

Select: Net Assets.......................................................................................  $      9,503  $      $
  Shares issued and outstanding..........................................................................         1,000
  Net asset value per share..............................................................................  $       9.50  $      $
                                                                                                           ============  ===========



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                    LIFETIME
                                    STRATEGIC       MIDCAP          MIDCAP
                                   INCOME FUND    BLEND FUND      GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $  1,730,073   $  7,543,872    $  4,156,076
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $  1,731,393   $  7,246,539    $  4,481,084
Cash............................         9,170         12,556          12,516
Receivables:
 Capital Shares sold............        26,059         12,415          13,152
 Dividends and interest.........            13          3,512             349
 Investment securities sold.....            --         28,962          69,993
Prepaid expenses................         1,962          6,804           3,336
                                  ------------   ------------    ------------
                    Total Assets     1,768,597      7,310,788       4,580,430
LIABILITIES
Accrued expenses................         1,288             --              --
Payables:
 Investment securities purchased            --         67,414         170,311
                                  ------------   ------------    ------------
               Total Liabilities         1,288         67,414         170,311
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $  1,767,309   $  7,243,374    $  4,410,119
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $  1,773,998   $  7,801,649    $  6,688,723
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................        14,453         11,577              --
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................       (22,462)      (272,519)     (2,603,612)
Net unrealized appreciation
 (depreciation) of investments..         1,320       (297,333)        325,008
                                  ------------   ------------    ------------
                Total Net Assets  $  1,767,309   $  7,243,374    $  4,410,119
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   145,000,000    145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $      9,993   $  1,164,476    $    748,658
  Shares issued and outstanding.         1,000        125,002         125,262
  Net asset value per share.....  $       9.99   $       9.32    $       5.98
                                  ============   ============    ============

Advisors Select: Net Assets.....  $      9,983   $  1,167,552    $    760,593
  Shares issued and outstanding.         1,000        125,600         127,413
  Net asset value per share.....  $       9.98   $       9.30    $       5.97
                                  ============   ============    ============

Class J: Net Assets.............  $    104,010   $  2,567,950    $  1,395,292
  Shares issued and outstanding.        10,411        278,069         245,212
  Net asset value per share
 /(a)/ .........................  $       9.99   $       9.23    $       5.69
                                  ============   ============    ============

Institutional: Net Assets.......  $  1,623,305   $      9,260    $      7,136
  Shares issued and outstanding.       161,877            997           1,247
  Net asset value per share.....  $      10.03   $       9.29    $       5.72
                                  ============   ============    ============

Preferred: Net Assets...........  $     10,014   $  1,168,170    $    748,788
  Shares issued and outstanding.         1,000        125,000         125,000
  Net asset value per share.....  $      10.01   $       9.35    $       5.99
                                  ============   ============    ============

Select: Net Assets..............  $     10,004   $  1,165,966    $    749,652
  Shares issued and outstanding.         1,000        124,999         125,129
  Net asset value per share.....  $      10.00   $       9.33    $       5.99
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                      MIDCAP         MIDCAP          MONEY
                                   S&P 400 INDEX      VALUE          MARKET
                                       FUND           FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST  $  7,341,488   $  8,587,677    $ 12,845,388
                                   ============   ============    ============
ASSETS
Investment in securities--at
 value...........................  $  6,711,656   $  8,041,221    $ 12,845,388
Cash.............................        12,521         54,868           2,666
Receivables:
 Capital Shares sold.............        29,877         59,411         127,016
 Dividends and interest..........         4,471          4,196          48,615
 Variation margin on futures
  contracts......................         2,300             --              --
Prepaid expenses.................         3,586          4,068           1,557
                                   ------------   ------------    ------------
                     Total Assets     6,764,411      8,163,764      13,025,242
LIABILITIES
Payables:
 Dividends payable...............            --             --           3,589
 Investment securities purchased.            --         76,230              --
                                   ------------   ------------    ------------
                Total Liabilities            --         76,230           3,589
                                   ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..............  $  6,764,411   $  8,087,534    $ 13,021,653
                                   ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.................  $  7,388,313   $  8,361,764    $ 13,021,653
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).........        17,791         26,073              --
Accumulated undistributed
 (overdistributed) net realized
 gain (loss).....................       (11,861)       246,153              --
Net unrealized appreciation
 (depreciation) of investments...      (629,832)      (546,456)             --
                                   ------------   ------------    ------------
                 Total Net Assets  $  6,764,411   $  8,087,534    $ 13,021,653
                                   ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized................   145,000,000    145,000,000     600,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets...  $  1,155,171   $  1,246,375    $    100,000
  Shares issued and outstanding..       125,223        125,110         100,000
  Net asset value per share......  $       9.22   $       9.96    $      1.000
                                   ============   ============    ============

Advisors Select: Net Assets......  $  1,153,797   $  1,244,814    $    667,141
  Shares issued and outstanding..       125,110        125,107         667,141
  Net asset value per share......  $       9.22   $       9.95    $      1.000
                                   ============   ============    ============

Class J: Net Assets..............  $  2,124,986   $  3,089,516    $  7,268,443
  Shares issued and outstanding..       234,290        311,705       7,268,443
  Net asset value per share /(a)/  $       9.07   $       9.91    $      1.000
                                   ============   ============    ============

Institutional: Net Assets........  $      9,060   $      9,453    $    186,069
  Shares issued and outstanding..           992            949         186,069
  Net asset value per share......  $       9.13   $       9.96    $      1.000
                                   ============   ============    ============

Preferred: Net Assets............  $  1,164,693   $  1,249,466    $  4,700,000
  Shares issued and outstanding..       125,874        125,000       4,700,000
  Net asset value per share......  $       9.25   $      10.00    $      1.000
                                   ============   ============    ============

Select: Net Assets...............  $  1,156,704   $  1,247,910    $    100,000
  Shares issued and outstanding..       125,109        124,999         100,000
  Net asset value per share......  $       9.25   $       9.98    $      1.000
                                   ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                 PARTNERS         PARTNERS
                                   PACIFIC       LARGECAP      LARGECAP GROWTH
                                 BASIN FUND     BLEND FUND         FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ........................  $  4,721,733   $ 20,144,215     $ 14,764,795
                                ============   ============     ============
FOREIGN CURRENCY--AT COST ....  $     30,097   $         --     $         --
                                ============   ============     ============
ASSETS
Investment in securities--at
 value........................  $  3,470,856   $ 18,486,865     $ 14,765,985
Foreign currency--at value....        30,255             --               --
Cash..........................        30,127        822,037          377,664
Receivables:
 Capital Shares sold..........           591        159,071          279,136
 Dividends and interest.......         6,943         18,918            6,830
 Investment securities sold...        25,671        294,894          232,210
 Foreign currency contracts...        17,009             --               --
Prepaid expenses..............         2,370          1,091            1,608
                                ------------   ------------     ------------
                  Total Assets     3,583,822     19,782,876       15,663,433
LIABILITIES
Payables:
 Investment securities
  purchased...................        18,753        517,508          324,977
 Foreign currency contracts...         3,331             --               --
                                ------------   ------------     ------------
             Total Liabilities        22,084        517,508          324,977
                                ------------   ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...........  $  3,561,738   $ 19,265,368     $ 15,338,456
                                ============   ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..............  $  5,188,055   $ 21,299,491     $ 16,807,978
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)........................        60,451        100,430               --
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).........      (449,419)      (477,203)      (1,470,712)
Net unrealized appreciation
 (depreciation) of investments    (1,250,877)    (1,657,350)           1,190
Net unrealized appreciation
 (depreciation) on translation
 of assets and liabilities in
 foreign currencies...........        13,528             --               --
                                ------------   ------------     ------------
              Total Net Assets  $  3,561,738   $ 19,265,368     $ 15,338,456
                                ============   ============     ============
CAPITAL STOCK (PAR VALUE: $.01
 A SHARE):
Shares authorized.............   145,000,000    125,000,000      125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets  $    855,687   $    907,262     $    745,369
  Shares issued and
 outstanding..................       125,110        100,000          100,100
  Net asset value per share...  $       6.84   $       9.07     $       7.45
                                ============   ============     ============

Advisors Select: Net Assets...  $    854,618   $    924,146     $    811,287
  Shares issued and
 outstanding..................       125,107        102,184          109,191
  Net asset value per share...  $       6.83   $       9.04     $       7.43
                                ============   ============     ============

Class J: Net Assets...........  $    136,845   $    558,596     $  1,049,880
  Shares issued and
 outstanding..................        20,161         62,130          143,719
  Net asset value per share
 /(a)/ .......................  $       6.79   $       8.99     $       7.31
                                ============   ============     ============

Institutional: Net Assets.....  $      7,659   $ 15,058,008     $ 11,238,574
  Shares issued and
 outstanding..................         1,121      1,653,560        1,499,116
  Net asset value per share...  $       6.83   $       9.11     $       7.50
                                ============   ============     ============

Preferred: Net Assets.........  $    850,157   $    909,056     $    746,997
  Shares issued and
 outstanding..................       124,062        100,087          100,000
  Net asset value per share...  $       6.85   $       9.08     $       7.47
                                ============   ============     ============

Select: Net Assets............  $    856,772   $    908,300     $    746,349
  Shares issued and
 outstanding..................       125,107        100,087          100,100
  Net asset value per share...  $       6.85   $       9.08     $       7.46
                                ============   ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                  PARTNERS         PARTNERS        PARTNERS
                               LARGECAP GROWTH  LARGECAP VALUE   MIDCAP BLEND
                                   FUND II           FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST .......................   $  6,706,840    $ 27,743,020     $  6,092,995
                                ============    ============     ============
ASSETS
Investment in securities--at
 value.......................   $  6,632,402    $ 27,003,756     $  5,769,673
Cash.........................        151,607       1,951,773          557,892
Receivables:
 Capital Shares sold.........          2,658         100,694              688
 Dividends and interest......          3,016          31,069            2,356
 Investment securities sold..        152,895              --           45,331
 Foreign currency contracts..            124              --               --
Prepaid expenses.............          2,173              --            2,043
                                ------------    ------------     ------------
                 Total Assets      6,944,875      29,087,292        6,377,983
LIABILITIES
Accrued expenses.............             --             275               --
Payables:
 Investment securities
  purchased..................         96,623         284,809           94,712
                                ------------    ------------     ------------
            Total Liabilities         96,623         285,084           94,712
                                ------------    ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..........   $  6,848,252    $ 28,802,208     $  6,283,271
                                ============    ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.............   $  8,325,079    $ 29,305,945     $  6,939,406
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss).......................           (124)        100,067               --
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)........     (1,402,389)        135,460         (332,813)
Net unrealized appreciation
 (depreciation) of
 investments.................        (74,438)       (739,264)        (323,322)
Net unrealized appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies..................            124              --               --
                                ------------    ------------     ------------
             Total Net Assets   $  6,848,252    $ 28,802,208     $  6,283,271
                                ============    ============     ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized............    125,000,000     125,000,000      125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets......................   $    741,347    $  1,042,564     $    727,344
  Shares issued and
 outstanding.................        100,102         100,166           83,500
  Net asset value per share..   $       7.41    $      10.41     $       8.71
                                ============    ============     ============

Advisors Select: Net Assets..   $    740,423    $  1,041,267     $    726,483
  Shares issued and
 outstanding.................        100,205         100,166           83,500
  Net asset value per share..   $       7.39    $      10.40     $       8.70
                                ============    ============     ============

Class J: Net Assets..........   $    688,250    $    708,450     $  1,251,207
  Shares issued and
 outstanding.................         94,713          68,005          143,808
  Net asset value per share
 /(a)/ ......................   $       7.27    $      10.42     $       8.70
                                ============    ============     ============

Institutional: Net Assets....   $  3,192,974    $ 23,921,230     $  2,121,144
  Shares issued and
 outstanding.................        429,182       2,288,850          242,634
  Net asset value per share..   $       7.44    $      10.45     $       8.74
                                ============    ============     ============

Preferred: Net Assets........   $    742,937    $  1,044,782     $    728,834
  Shares issued and
 outstanding.................        100,102         100,083           83,500
  Net asset value per share..   $       7.42    $      10.44     $       8.73
                                ============    ============     ============

Select: Net Assets...........   $    742,321    $  1,043,915     $    728,259
  Shares issued and
 outstanding.................        100,102         100,083           83,500
  Net asset value per share..   $       7.42    $      10.43     $       8.72
                                ============    ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------


                                  PARTNERS       PARTNERS         PARTNERS
                                   MIDCAP         MIDCAP       SMALLCAP GROWTH
                                 GROWTH FUND    VALUE FUND         FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ........................  $  3,487,973   $  7,106,977     $  8,100,936
                                ============   ============     ============
ASSETS
Investment in securities--at
 value........................  $  3,852,096   $  6,920,915     $  7,939,417
Cash..........................       156,027        719,592          891,446
Receivables:
 Capital Shares sold..........         3,031         24,574           19,304
 Dividends and interest.......           836          4,891            1,064
 Investment securities sold...       124,732         44,901           16,214
Prepaid expenses..............         2,812          1,576            1,751
                                ------------   ------------     ------------
                  Total Assets     4,139,534      7,716,449        8,869,196
LIABILITIES
Payables:
 Investment securities
  purchased...................       209,930         57,540           25,575
                                ------------   ------------     ------------
             Total Liabilities       209,930         57,540           25,575
                                ------------   ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...........  $  3,929,604   $  7,658,909     $  8,843,621
                                ============   ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..............  $  5,779,576   $  8,235,240     $ 10,828,092
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)........................            --          5,841               --
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).........    (2,214,095)      (396,110)      (1,822,952)
Net unrealized appreciation
 (depreciation) of investments       364,123       (186,062)        (161,519)
                                ------------   ------------     ------------
              Total Net Assets  $  3,929,604   $  7,658,909     $  8,843,621
                                ============   ============     ============
CAPITAL STOCK (PAR VALUE: $.01
 A SHARE):
Shares authorized.............   145,000,000    125,000,000      125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets  $    814,773   $    939,531     $    733,602
  Shares issued and
 outstanding..................       125,128        100,175          100,204
  Net asset value per share...  $       6.51   $       9.38     $       7.32
                                ============   ============     ============

Advisors Select: Net Assets...  $    813,709   $    989,432     $    732,695
  Shares issued and
 outstanding..................       125,251        105,627          100,204
  Net asset value per share...  $       6.50   $       9.37     $       7.31
                                ============   ============     ============

Class J: Net Assets...........  $    662,495   $    891,484     $    316,708
  Shares issued and
 outstanding..................       105,574         95,339           44,462
  Net asset value per share
 /(a)/ .......................  $       6.28   $       9.35     $       7.12
                                ============   ============     ============

Institutional: Net Assets.....  $      7,417   $  2,956,191     $  5,590,844
  Shares issued and
 outstanding..................         1,175        313,614          760,940
  Net asset value per share...  $       6.31   $       9.43     $       7.35
                                ============   ============     ============

Preferred: Net Assets.........  $    815,400   $    941,526     $    735,189
  Shares issued and
 outstanding..................       125,000        100,087          100,102
  Net asset value per share...  $       6.52   $       9.41     $       7.34
                                ============   ============     ============

Select: Net Assets............  $    815,810   $    940,745     $    734,583
  Shares issued and
 outstanding..................       125,125        100,087          100,102
  Net asset value per share...  $       6.52   $       9.40     $       7.34
                                ============   ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                   PARTNERS        PARTNERS
                                SMALLCAP GROWTH    SMALLCAP       REAL ESTATE
                                    FUND II       VALUE FUND         FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ........................   $  4,311,434    $ 10,617,068    $  7,184,694
                                 ============    ============    ============
ASSETS
Investment in securities--at
 value........................   $  3,846,255    $ 10,043,019    $  7,317,671
Cash..........................        164,162         369,146          12,772
Receivables:
 Capital Shares sold..........          9,746          62,297          28,752
 Dividends and interest.......            753           6,408           8,959
 Investment securities sold...         15,061              --              --
Prepaid expenses..............          2,493             473           2,922
                                 ------------    ------------    ------------
                  Total Assets      4,038,470      10,481,343       7,371,076
LIABILITIES
Payables:
 Investment securities
  purchased...................         65,666              --              --
                                 ------------    ------------    ------------
             Total Liabilities         65,666              --              --
                                 ------------    ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...........   $  3,972,804    $ 10,481,343    $  7,371,076
                                 ============    ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..............   $  5,877,266    $ 10,867,578    $  7,198,741
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)........................             --              --         200,132
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).........     (1,439,283)        187,814        (160,774)
Net unrealized appreciation
 (depreciation) of investments       (465,179)       (574,049)        132,977
                                 ------------    ------------    ------------
              Total Net Assets   $  3,972,804    $ 10,481,343    $  7,371,076
                                 ============    ============    ============
CAPITAL STOCK (PAR VALUE: $.01
 A SHARE):
Shares authorized.............    125,000,000     145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets   $    626,142    $    831,403    $  1,302,359
  Shares issued and
 outstanding..................        100,212          83,500         125,119
  Net asset value per share...   $       6.25    $       9.96    $      10.41
                                 ============    ============    ============

Advisors Select: Net Assets...   $    625,371    $    830,413    $  1,339,244
  Shares issued and
 outstanding..................        100,212          83,500         128,823
  Net asset value per share...   $       6.24    $       9.95    $      10.40
                                 ============    ============    ============

Class J: Net Assets...........   $    300,606    $  1,471,818    $  2,107,744
  Shares issued and
 outstanding..................         49,782         148,011         201,619
  Net asset value per share
 /(a)/ .......................   $       6.04    $       9.94    $      10.45
                                 ============    ============    ============

Institutional: Net Assets.....   $  1,166,169    $  5,682,154    $     10,560
  Shares issued and
 outstanding..................        186,123         568,480           1,006
  Net asset value per share...   $       6.27    $      10.00    $      10.50
                                 ============    ============    ============

Preferred: Net Assets.........   $    627,512    $    833,113    $  1,307,155
  Shares issued and
 outstanding..................        100,106          83,500         125,295
  Net asset value per share...   $       6.27    $       9.98    $      10.43
                                 ============    ============    ============

Select: Net Assets............   $    627,004    $    832,442    $  1,304,014
  Shares issued and
 outstanding..................        100,106          83,500         124,999
  Net asset value per share...   $       6.26    $       9.97    $      10.43
                                 ============    ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                   SMALLCAP
                                     SMALLCAP      SMALLCAP         S&P 600
                                    BLEND FUND    GROWTH FUND     INDEX FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST  $  7,655,837  $  7,009,207    $  7,163,351
                                   ============  ============    ============
ASSETS
Investment in securities--at
 value...........................  $  7,836,918  $  5,729,612    $  7,079,202
Cash.............................        12,558        12,521          12,506
Receivables:
 Capital Shares sold.............        25,978        14,989          15,806
 Dividends and interest..........         4,406           207           2,299
 Investment securities sold......        22,765        34,898              --
Prepaid expenses.................         3,023         2,967           3,664
                                   ------------  ------------    ------------
                     Total Assets     7,905,648     5,795,194       7,113,477
LIABILITIES
Payables:
 Investment securities purchased.       113,880       106,857          54,260
                                   ------------  ------------    ------------
                Total Liabilities       113,880       106,857          54,260
                                   ------------  ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..............  $  7,791,768  $  5,688,337    $  7,059,217
                                   ============  ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.................  $  7,597,081  $  7,193,955    $  7,048,511
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).........         7,727            --           6,704
Accumulated undistributed
 (overdistributed) net realized
 gain (loss).....................         5,879      (226,023)         88,151
Net unrealized appreciation
 (depreciation) of investments...       181,081    (1,279,595)        (84,149)
                                   ------------  ------------    ------------
                 Total Net Assets  $  7,791,768  $  5,688,337    $  7,059,217
                                   ============  ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized................   145,000,000   145,000,000     145,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets...  $  1,320,322  $    946,848    $  1,295,837
  Shares issued and outstanding..       125,214       125,235         125,104
  Net asset value per share......  $      10.54  $       7.56    $      10.36
                                   ============  ============    ============

Advisors Select: Net Assets......  $  1,337,997  $    963,193    $  1,294,212
  Shares issued and outstanding..       127,043       127,431         125,202
  Net asset value per share......  $      10.53  $       7.56    $      10.34
                                   ============  ============    ============

Class J: Net Assets..............  $  2,479,489  $  1,322,089    $  1,860,338
  Shares issued and outstanding..       238,842       180,943         183,551
  Net asset value per share /(a)/  $      10.38  $       7.31    $      10.14
                                   ============  ============    ============

Institutional: Net Assets........  $      9,910  $    560,081    $      9,358
  Shares issued and outstanding..           949        76,220             918
  Net asset value per share......  $      10.44  $       7.35    $      10.19
                                   ============  ============    ============

Preferred: Net Assets............  $  1,322,025  $    948,055    $  1,301,991
  Shares issued and outstanding..       125,000       125,000         125,527
  Net asset value per share......  $      10.58  $       7.58    $      10.37
                                   ============  ============    ============

Select: Net Assets...............  $  1,322,025  $    948,071    $  1,297,481
  Shares issued and outstanding..       125,105       124,999         125,100
  Net asset value per share......  $      10.57  $       7.58    $      10.37
                                   ============  ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                   SMALLCAP       TECHNOLOGY
                                                  VALUE FUND         FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .............  $  7,291,229    $  5,450,607
                                                 ============    ============
FOREIGN CURRENCY--AT COST .....................  $         --    $    188,210
                                                 ============    ============
ASSETS
Investment in securities--at value.............  $  7,135,057    $  4,497,725
Foreign currency--at value.....................            --         187,384
Cash...........................................        12,551         138,648
Receivables:
 Capital Shares sold...........................        43,339              --
 Dividends and interest........................         5,225           3,308
 Investment securities sold....................        39,770         202,523
 Net foreign currency contracts................            --          13,965
Prepaid expenses...............................         2,256           2,728
                                                 ------------    ------------
                                   Total Assets     7,238,198       5,046,281
LIABILITIES
Payables:
 Capital Shares reacquired.....................            --          38,282
 Investment securities purchased...............        31,138          74,424
 Net foreign currency contracts................            --           7,158
                                                 ------------    ------------
                              Total Liabilities        31,138         119,864
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $  7,207,060    $  4,926,417
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $  6,982,954    $  7,560,407
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............        35,848          (1,767)
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................       344,430      (1,684,853)
Net unrealized appreciation (depreciation) of
 investments...................................      (156,172)       (952,882)
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in
 foreign currency..............................            --           5,512
                                                 ------------    ------------
                               Total Net Assets  $  7,207,060    $  4,926,417
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   145,000,000     125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets.................  $  1,328,171    $    545,155
  Shares issued and outstanding................       125,108         100,116
  Net asset value per share....................  $      10.62    $       5.45
                                                 ============    ============

Advisors Select: Net Assets....................  $  1,326,508    $    544,553
  Shares issued and outstanding................       125,104         100,232
  Net asset value per share....................  $      10.60    $       5.43
                                                 ============    ============

Class J: Net Assets............................  $    748,879    $    965,151
  Shares issued and outstanding................        71,426         179,903
  Net asset value per share /(a)/ .............  $      10.48    $       5.36
                                                 ============    ============

Institutional: Net Assets......................  $  1,143,835    $  1,779,364
  Shares issued and outstanding................       108,479         324,831
  Net asset value per share....................  $      10.54    $       5.48
                                                 ============    ============

Preferred: Net Assets..........................  $  1,329,812    $    546,321
  Shares issued and outstanding................       125,000         100,116
  Net asset value per share....................  $      10.64    $       5.46
                                                 ============    ============

Select: Net Assets.............................  $  1,329,855    $    545,873
  Shares issued and outstanding................       125,104         100,116
  Net asset value per share....................  $      10.63    $       5.45
                                                 ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                BOND & MORTGAGE     CAPITAL
                                    BALANCED      SECURITIES      PRESERVATION
                                   FUND /(A)/     FUND /(A)/       FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends......................  $  43,504      $       --        $      --
 Interest.......................    160,452         770,864          208,824
 Crediting rate interest........         --              --           (8,040)
                                  ---------      ----------        ---------
                    Total Income    203,956         770,864          200,784
Expenses:
 Management and investment
  advisory fees.................     29,877          68,707           19,907
 Distribution fees..............     12,961          22,555            7,965
 Administrative service fees....      5,127           9,960            2,784
 Registration fees - Class J....         --              --            1,038
 Service fees...................      9,775          18,972            5,314
 Shareholder reports - Class J..         --              --               28
 Transfer and administrative
  fees - Class J................     4,974/(b)/      9,088/(b)/        2,461
 Wrapper fees...................         --              --            3,840
                                  ---------      ----------        ---------
              Total Net Expenses     62,714         129,282           43,337
                                  ---------      ----------        ---------
Net Investment Income (Operating
                           Loss)    141,242         641,582          157,447

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........    (97,986)        153,152            3,377
Change in unrealized
 appreciation/depreciation of:
 Investments....................   (704,506)        839,975          293,958
 Wrapper agreements.............         --              --         (297,335)
                                  ---------      ----------        ---------
Net Realized and Unrealized Gain
       (Loss) on Investments and
              Foreign Currencies   (802,492)        993,127               --
                                  ---------      ----------        ---------
  Net Increase (Decrease) in Net
           Assets Resulting from
                      Operations  $(661,250)     $1,634,709        $ 157,447
                                  =========      ==========        =========



/(a) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from June 15, 2001 (date operations commenced) through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                HIGH QUALITY
                          EUROPEAN         GOVERNMENT         INTERMEDIATE-TERM
                         FUND /(B)/   SECURITIES FUND /(C)/    BOND FUND /(B)/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends............  $    91,222        $       --            $       --
 Withholding tax on
  foreign dividends...       (9,591)               --                    --
 Interest.............        7,039           709,297               626,472
                        -----------        ----------            ----------
          Total Income       88,670           709,297               626,472
Expenses:
 Management and
  investment advisory
  fees................       47,591            44,952                39,741
 Distribution fees....        7,548            18,052                14,142
 Administrative
  service fees........        4,972             9,883                10,061
 Service fees.........        9,480            18,826                19,148
 Transfer and
  administrative fees
  - Class J /(a)/ ....          479             5,189                 1,563
                        -----------        ----------            ----------
    Total Net Expenses       70,070            96,902                84,655
                        -----------        ----------            ----------
 Net Investment Income
      (Operating Loss)       18,600           612,395               541,817

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 AND FOREIGN
 CURRENCIES
Net realized gain
 (loss) from:
 Investment
  transactions........     (968,551)           (1,781)              106,741
 Short sales..........       12,504                --                    --
 Foreign currency
  transactions........       22,835                --                    --
Change in unrealized
 appreciation/depreciation
 of:
 Investments...........     (410,901)          682,359               587,576
 Translation of assets
  and liabilities in
  foreign currencies...        2,426                --                    --
                         -----------        ----------            ----------
       Net Realized and
 Unrealized Gain (Loss)
     on Investments and
     Foreign Currencies   (1,341,687)          680,578               694,317
                         -----------        ----------            ----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations  $(1,323,087)       $1,292,973            $1,236,134
                         ===========        ==========            ==========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                          HIGH QUALITY     HIGH QUALITY       INTERNATIONAL
                            LONG-TERM       SHORT-TERM           EMERGING
                         BOND FUND /(B)/  BOND FUND /(C)/   MARKETS FUND /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends.............    $       --       $       --          $ 115,190
 Withholding tax on
  foreign dividends....            --               --            (11,116)
 Interest..............       631,149          636,609             22,477
                           ----------       ----------          ---------
           Total Income       631,149          636,609            126,551
Expenses:
 Management and
  investment advisory
  fees.................        39,502           40,340             63,281
 Distribution fees.....        13,661           13,577              6,279
 Administrative service
  fees.................         9,986            9,958              4,705
 Service fees..........        19,019           18,967              8,961
 Transfer and
  administrative fees -
  Class J /(a)/ .......         1,421            1,298                571
                           ----------       ----------          ---------
     Total Net Expenses        83,589           84,140             83,797
                           ----------       ----------          ---------
  Net Investment Income
       (Operating Loss)       547,560          552,469             42,754

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain
 (loss) from:
 Investment
  transactions.........        97,611          129,725           (854,411)
 Foreign currency
  transactions.........            --               --             (2,429)
Change in unrealized
 appreciation/depreciation
 of:
 Investments...........       607,027          412,270            (85,185)
 Translation of assets
  and liabilities in
  foreign currencies...            --               --             (1,395)
                           ----------       ----------          ---------
       Net Realized and
 Unrealized Gain (Loss)
     on Investments and
     Foreign Currencies       704,638          541,995           (943,420)
                           ----------       ----------          ---------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    $1,252,198       $1,094,464          $(900,666)
                           ==========       ==========          =========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                            INTERNATIONAL  INTERNATIONAL      INTERNATIONAL
                            FUND I /(B)/   FUND II /(C)/   SMALLCAP FUND /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends................  $    83,557    $    85,380        $    63,272
 Withholding tax on
  foreign dividends.......      (10,743)        (8,097)            (6,424)
 Interest.................       20,785          3,941             25,078
                            -----------    -----------        -----------
              Total Income       93,599         81,224             81,926
Expenses:
 Management and investment
  advisory fees...........       46,445         49,928             52,517
 Distribution fees........        8,590          5,622              6,076
 Administrative service
  fees....................        4,324          2,614              4,331
 Service fees.............        8,233          4,989              8,246
 Transfer and
  administrative fees -
  Class J /(a)/ ..........        2,978          1,364                851
                            -----------    -----------        -----------
        Total Net Expenses       70,570         64,517             72,021
                            -----------    -----------        -----------
     Net Investment Income
          (Operating Loss)       23,029         16,707              9,905

NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions..     (934,022)    (1,030,183)          (972,965)
 Foreign currency
  transactions............       (1,375)        16,159             (3,538)
Change in unrealized
 appreciation/depreciation
 of:
 Investments..............     (811,988)      (510,351)          (425,574)
 Translation of assets and
  liabilities in foreign
  currencies..............         (129)         6,887               (275)
                            -----------    -----------        -----------
          Net Realized and
 Unrealized Gain (Loss) on
   Investments and Foreign
                Currencies   (1,747,514)    (1,517,488)        (1,402,352)
                            -----------    -----------        -----------
Net Increase (Decrease) in
 Net Assets Resulting from
                Operations  $(1,724,485)   $(1,500,781)       $(1,392,447)
                            ===========    ===========        ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                               LARGECAP          LARGECAP        S&P 500 INDEX
                           BLEND FUND /(B)/  GROWTH FUND /(C)/    FUND /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends...............    $    55,070       $    24,333       $   103,219
 Interest................         16,785            15,600            17,990
                             -----------       -----------       -----------
             Total Income         71,855            39,933           121,209
Expenses:
 Management and
  investment advisory
  fees...................         22,154            23,454            12,662
 Distribution fees.......          9,259             6,399            25,741
 Administrative service
  fees...................          4,246             3,706             4,567
 Service fees............          8,086             7,055             8,695
 Transfer and
  administrative fees -
  Class J /(a)/ .........          3,548             1,842            17,264
                             -----------       -----------       -----------
       Total Net Expenses         47,293            42,456            68,929
                             -----------       -----------       -----------
    Net Investment Income
         (Operating Loss)         24,562            (2,523)           52,280

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss)
 from:
 Investment transactions.       (448,670)         (527,774)         (122,664)
 Futures contracts.......             --                --           (78,044)
Change in unrealized
 appreciation/depreciation
 of:
 Investments.............     (1,113,943)       (1,566,137)       (2,439,502)
 Futures contracts.......             --                --            (2,790)
                             -----------       -----------       -----------
         Net Realized and
   Unrealized Gain (Loss)
       on Investments and
       Foreign Currencies     (1,562,613)       (2,093,911)       (2,643,000)
                             -----------       -----------       -----------
  Net Increase (Decrease)
  in Net Assets Resulting
          from Operations    $(1,538,051)      $(2,096,434)      $(2,590,720)
                             ===========       ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                               LARGECAP         LIFETIME          LIFETIME
                           VALUE FUND /(A)/  2010 FUND /(C)/   2020 FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends...............    $  99,741         $ 38,192          $ 18,872
 Interest................       19,330              468               343
                             ---------         --------          --------
             Total Income      119,071           38,660            19,215
Expenses:
 Management and
  investment advisory
  fees...................       28,295            1,325               796
 Distribution fees.......       11,330              527             1,023
 Administrative service
  fees...................        6,092               28                28
 Service fees............       11,626               58                58
 Transfer and
  administrative fees -
  Class J................       1,527/(b)/         425/(d)/          865/(d)/
                             ---------         --------          --------
       Total Net Expenses       58,870            2,363             2,770
                             ---------         --------          --------
    Net Investment Income
         (Operating Loss)       60,201           36,297            16,445

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions.     (334,377)               5                --
Change in unrealized
 appreciation/depreciation
 of:
 Investments.............     (469,456)         (73,349)          (51,941)
                             ---------         --------          --------
         Net Realized and
   Unrealized Gain (Loss)
       on Investments and
       Foreign Currencies     (803,833)         (73,344)          (51,941)
                             ---------         --------          --------
  Net Increase (Decrease)
  in Net Assets Resulting
          from Operations    $(743,632)        $(37,047)         $(35,496)
                             =========         ========          ========



/(a) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(d) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                               LIFETIME         LIFETIME          LIFETIME
                            2030 FUND /(B)/  2040 FUND /(B)/   2050 FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends................     $ 17,300         $  8,098         $   6,058
 Interest.................          504              181               266
                               --------         --------         ---------
              Total Income       17,804            8,279             6,324
Expenses:
 Management and investment
  advisory fees...........          899              542               634
 Distribution fees........          734              428               395
 Administrative service
  fees....................           28               28                28
 Service fees.............           56               56                55
 Transfer and
  administrative fees -
  Class J /(a)/ ..........          610              336               305
                               --------         --------         ---------
        Total Net Expenses        2,327            1,390             1,417
                               --------         --------         ---------
     Net Investment Income
          (Operating Loss)       15,477            6,889             4,907

NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions..      (49,484)         (47,756)          (27,791)
Change in unrealized
 appreciation/depreciation
 of:
 Investments..............      (30,181)         116,352           (96,015)
                               --------         --------         ---------
          Net Realized and
 Unrealized Gain (Loss) on
   Investments and Foreign
                Currencies      (79,665)          68,596          (123,806)
                               --------         --------         ---------
Net Increase (Decrease) in
 Net Assets Resulting from
                Operations     $(64,188)        $ 75,485         $(118,899)
                               ========         ========         =========



/(a) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(b) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                            LIFETIME
                            STRATEGIC           MIDCAP             MIDCAP
                        INCOME FUND /(A)/  BLEND FUND /(C)/   GROWTH FUND /(E)/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends............     $ 15,261          $  56,917         $     5,797
 Interest.............          199             25,545              10,920
                           --------          ---------         -----------
          Total Income       15,460             82,462              16,717
Expenses:
 Management and
  investment advisory
  fees................          521             35,154              26,782
 Distribution fees....          235              9,833               6,440
 Administrative
  service fees........           29              4,844               3,847
 Service fees.........           59              9,227               7,323
 Transfer and
  administrative fees
  - Class J...........         163/(b)/         3,327/(d)/          1,932/(d)/
                           --------          ---------         -----------
    Total Net Expenses        1,007             62,385              46,324
                           --------          ---------         -----------
 Net Investment Income
      (Operating Loss)       14,453             20,077             (29,607)

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 AND FOREIGN
 CURRENCIES
Net realized gain
 (loss) from:
 Investment
  transactions........      (22,462)          (273,113)         (2,603,612)
 Other investment
  companies...........           --                594                  --
Change in unrealized
 appreciation/depreciation
 of:
 Investments...........        1,320           (297,333)            325,008
                            --------          ---------         -----------
       Net Realized and
 Unrealized Gain (Loss)
     on Investments and
     Foreign Currencies      (21,142)          (569,852)         (2,278,604)
                            --------          ---------         -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     $ (6,689)         $(549,775)        $(2,308,211)
                            ========          =========         ===========



/(a) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(c) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(e) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                           MIDCAP        MIDCAP       MONEY
                                        S&P 400 INDEX    VALUE        MARKET
                                         FUND /(B)/    FUND /(C)/   FUND /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends............................   $  51,216     $  77,280     $     --
 Interest.............................       9,010        23,803      313,702
                                         ---------     ---------     --------
                          Total Income      60,226       101,083      313,702
Expenses:
 Management and investment advisory
  fees................................       8,014        37,609       27,386
 Distribution fees....................       9,409        10,727       11,072
 Administrative service fees..........       4,864         5,139        4,640
 Service fees.........................       9,265         9,790        8,780
 Transfer and administrative fees -
  Class J /(a)/ ......................       2,983         3,795        7,737
                                         ---------     ---------     --------
                    Total Net Expenses      34,535        67,060       59,615
                                         ---------     ---------     --------
Net Investment Income (Operating Loss)      25,691        34,023      254,087

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..............      (9,721)      246,153           --
 Futures contracts....................      (2,140)           --           --
Change in unrealized
 appreciation/depreciation of:
 Investments..........................    (646,132)     (546,456)          --
 Futures contracts....................      16,300            --           --
                                         ---------     ---------     --------
      Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
                            Currencies    (641,693)     (300,303)          --
                                         ---------     ---------     --------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations   $(616,002)    $(266,280)    $254,087
                                         =========     =========     ========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                PARTNERS          PARTNERS
                              PACIFIC           LARGECAP       LARGECAP GROWTH
                          BASIN FUND /(B)/  BLEND FUND /(C)/    FUND I /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends..............    $    38,847       $   172,028       $    36,395
 Withholding tax on
  foreign dividends.....         (5,217)               --                --
 Interest...............          3,040            34,784             8,695
                            -----------       -----------       -----------
            Total Income         36,670           206,812            45,090
Expenses:
 Management and
  investment advisory
  fees..................         40,054            82,087            40,863
 Distribution fees......          5,276             5,572             5,543
 Administrative service
  fees..................          4,091             3,027             2,552
 Service fees...........          7,792             5,779             4,872
 Transfer and
  administrative fees -
  Class J /(a)/ ........            372               767             1,338
                            -----------       -----------       -----------
      Total Net Expenses         57,585            97,232            55,168
                            -----------       -----------       -----------
   Net Investment Income
        (Operating Loss)        (20,915)          109,580           (10,078)

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions       (448,076)         (477,400)       (1,470,712)
 Foreign currency
  transactions..........         80,023                --                --
 Other investment
  companies.............             --               197                --
Change in unrealized
 appreciation/depreciation
 of:
 Investments............     (1,250,877)       (1,657,350)            1,190
 Translation of assets
  and liabilities in
  foreign currencies....         13,528                --                --
                            -----------       -----------       -----------
        Net Realized and
  Unrealized Gain (Loss)
      on Investments and
      Foreign Currencies     (1,605,402)       (2,134,553)       (1,469,522)
                            -----------       -----------       -----------
 Net Increase (Decrease)
 in Net Assets Resulting
         from Operations    $(1,626,317)      $(2,024,973)      $(1,479,600)
                            ===========       ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                   PARTNERS         PARTNERS        PARTNERS
                                LARGECAP GROWTH  LARGECAP VALUE   MIDCAP BLEND
                                 FUND II /(A)/     FUND /(C)/      FUND /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends....................  $    29,845       $ 169,283        $  23,505
 Interest.....................        9,826          32,282            7,819
                                -----------       ---------        ---------
                  Total Income       39,671         201,565           31,324
Expenses:
 Management and investment
  advisory fees...............       46,178          70,852           35,123
 Distribution fees............        4,908           6,419            7,190
 Administrative service fees..        2,511           3,360            2,383
 Service fees.................        4,793           6,415            4,550
 Transfer and administrative
  fees - Class J..............         885/(b)/      1,052/(b)/        2,142
                                -----------       ---------        ---------
            Total Net Expenses       59,275          88,098           51,388
                                -----------       ---------        ---------
         Net Investment Income
              (Operating Loss)      (19,604)        113,467          (20,064)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......   (1,402,389)        135,460         (332,813)
 Foreign currency transactions         (912)             --               --
Change in unrealized
 appreciation/depreciation of:
 Investments..................      (74,438)       (739,264)        (323,322)
 Translation of assets and
  liabilities in foreign
  currencies..................          124              --               --
                                -----------       ---------        ---------
   Net Realized and Unrealized
    Gain (Loss) on Investments
        and Foreign Currencies   (1,477,615)       (603,804)        (656,135)
                                -----------       ---------        ---------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations  $(1,497,219)      $(490,337)       $(676,199)
                                ===========       =========        =========



/(a) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                             PARTNERS           PARTNERS          PARTNERS
                              MIDCAP             MIDCAP        SMALLCAP GROWTH
                         GROWTH FUND /(B)/  VALUE FUND /(C)/    FUND I /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends.............    $     6,082         $  65,643        $     5,756
 Interest..............          7,944            18,320             16,675
                           -----------         ---------        -----------
           Total Income         14,026            83,963             22,431
Expenses:
 Management and
  investment advisory
  fees.................         41,421            56,583             68,831
 Distribution fees.....          5,853             6,593              4,433
 Administrative service
  fees.................          4,053             3,176              2,486
 Service fees..........          7,717             6,064              4,745
 Transfer and
  administrative fees -
  Class J /(a)/ .......            996             1,406                506
                           -----------         ---------        -----------
     Total Net Expenses         60,040            73,822             81,001
                           -----------         ---------        -----------
  Net Investment Income
       (Operating Loss)        (46,014)           10,141            (58,570)

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain
 (loss) from:
 Investment
  transactions.........     (2,214,095)         (396,527)        (1,822,952)
 Other investment
  companies............             --               417                 --
Change in unrealized
 appreciation/depreciation
 of:
 Investments...........        364,123          (186,062)          (161,519)
                           -----------         ---------        -----------
       Net Realized and
 Unrealized Gain (Loss)
     on Investments and
     Foreign Currencies     (1,849,972)         (582,172)        (1,984,471)
                           -----------         ---------        -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    $(1,895,986)        $(572,031)       $(2,043,041)
                           ===========         =========        ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                 PARTNERS          PARTNERS
                              SMALLCAP GROWTH      SMALLCAP       REAL ESTATE
                               FUND II /(A)/   VALUE FUND /(C)/    FUND /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends..................  $     3,649         $  37,224       $ 304,281
 Interest...................       17,583             7,203          13,073
                              -----------         ---------       ---------
                Total Income       21,232            44,427         317,354
Expenses:
 Management and investment
  advisory fees.............       38,186            46,266          46,386
 Distribution fees..........        4,149             7,607           9,516
 Administrative service fees        2,285             2,555           5,044
 Service fees...............        4,362             4,878           9,609
 Transfer and administrative
  fees - Class J............         523/(b)/         2,277          2,767/(b)/
                              -----------         ---------       ---------
          Total Net Expenses       49,505            63,583          73,322
                              -----------         ---------       ---------
       Net Investment Income
            (Operating Loss)      (28,273)          (19,156)        244,032

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions....   (1,439,283)          206,970        (176,355)
 Other investment companies.           --                --          15,581
Change in unrealized
 appreciation/depreciation
 of:
 Investments................     (465,179)         (574,049)        132,977
                              -----------         ---------       ---------
 Net Realized and Unrealized
  Gain (Loss) on Investments
      and Foreign Currencies   (1,904,462)         (367,079)        (27,797)
                              -----------         ---------       ---------
  Net Increase (Decrease) in
   Net Assets Resulting from
                  Operations  $(1,932,735)        $(386,235)      $ 216,235
                              ===========         =========       =========



/(a) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(d) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                  SMALLCAP
                            SMALLCAP          SMALLCAP            S&P 600
                        BLEND FUND /(B)/  GROWTH FUND /(C)/   INDEX FUND /(D)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends............      $ 59,405        $     5,849          $ 41,372
 Interest.............        24,708             10,593             8,315
                            --------        -----------          --------
          Total Income        84,113             16,442            49,687
Expenses:
 Management and
  investment advisory
  fees................        42,474             35,406             8,592
 Distribution fees....         9,695              7,372             9,716
 Administrative
  service fees........         5,244              4,384             5,332
 Service fees.........         9,990              8,349            10,157
 Transfer and
  administrative fees
  - Class J /(a)/ ....         2,783              1,694             2,686
                            --------        -----------          --------
    Total Net Expenses        70,186             57,205            36,483
                            --------        -----------          --------
 Net Investment Income
      (Operating Loss)        13,927            (40,763)           13,204

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 AND FOREIGN
 CURRENCIES
Net realized gain
 (loss) from:
 Investment
  transactions........         5,050           (185,260)           99,533
 Futures contracts....            --                 --           (15,145)
 Other investment
  companies...........           829                 --             3,763
Change in unrealized
 appreciation/depreciation
 of:
 Investments...........       181,081         (1,279,595)          (84,149)
                             --------        -----------          --------
       Net Realized and
 Unrealized Gain (Loss)
     on Investments and
     Foreign Currencies       186,960         (1,464,855)            4,002
                             --------        -----------          --------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      $200,887        $(1,505,618)         $ 17,206
                             ========        ===========          ========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(d) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                   SMALLCAP        TECHNOLOGY
                                               VALUE FUND /(B)/    FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income:
 Dividends...................................     $  92,268       $    19,214
 Withholding tax on foreign dividends........            --              (869)
 Interest....................................        22,271             6,042
                                                  ---------       -----------
                                 Total Income       114,539            24,387
Expenses:
 Management and investment advisory fees.....        41,426            40,664
 Distribution fees...........................         7,825             4,730
 Administrative service fees.................         5,329             2,017
 Service fees................................        10,151             3,851
 Transfer and administrative fees - Class J
  /(a)/ .....................................         1,060             1,340
                                                  ---------       -----------
                           Total Net Expenses        65,791            52,602
                                                  ---------       -----------
       Net Investment Income (Operating Loss)        48,748           (28,215)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.....................       343,234        (1,684,853)
 Foreign currency transactions...............            --            26,448
 Other investment companies..................         1,196                --
Change in unrealized
 appreciation/depreciation of:
 Investments.................................      (156,172)         (952,882)
 Translation of assets and liabilities in
  foreign currencies.........................            --             5,512
                                                  ---------       -----------
   Net Realized and Unrealized Gain (Loss) on
           Investments and Foreign Currencies       188,258        (2,605,775)
                                                  ---------       -----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations     $ 237,006       $(2,633,990)
                                                  =========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                               BOND & MORTGAGE
                                                  BALANCED       SECURITIES
                                                 FUND/(B)/        FUND/(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)........  $   141,242     $   641,582
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions.................................      (97,986)        153,152
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies............     (704,506)        839,975
                                                -----------     -----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations     (661,250)      1,634,709
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred...........................         (233)        (87,165)
 Advisors Select..............................         (233)        (83,999)
 Class J /(a)/ ...............................           --         (93,459)
 Institutional /(a)/ .........................           --         (50,119)
 Preferred....................................      (10,951)       (233,105)
 Select.......................................         (233)        (91,179)
                                                -----------     -----------
             Total Dividends and Distributions      (11,650)       (639,026)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred...........................    1,214,372       2,562,449
 Advisors Select..............................    1,944,940       2,562,375
 Class J /(a)/ ...............................    4,332,049       8,133,774
 Institutional /(a)/ .........................       10,053       5,554,027
 Preferred....................................    4,700,000       9,700,000
 Select.......................................    1,214,339       2,562,375
Shares issued in reinvestment of dividends and
 distributions:
 Class J /(a)/ ...............................           --          90,388
 Institutional /(a)/ .........................           --          49,801
Shares redeemed:
 Advisors Select..............................      (98,397)             --
 Class J /(a)/ ...............................     (268,611)       (496,201)
 Institutional /(a)/ .........................           --        (621,854)
 Preferred....................................   (3,343,050)     (7,387,200)
                                                -----------     -----------
    Net Increase (Decrease) in Net Assets from
                    Capital Share Transactions    9,705,695      22,709,934
                                                -----------     -----------
                     Total Increase (Decrease)    9,032,795      23,705,617
NET ASSETS
Beginning of period...........................           --              --
                                                -----------     -----------
End of period (including undistributed net
 investment income as set forth below)........  $ 9,032,795     $23,705,617
                                                ===========     ===========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss)......................  $   130,702     $     4,299
                                                ===========     ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                  CAPITAL
                                                PRESERVATION      EUROPEAN
                                                 FUND /(A)/      FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)........  $   157,447    $    18,600
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions.................................        3,377       (933,212)
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies............       (3,377)      (408,475)
                                                -----------    -----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations      157,447     (1,323,087)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred...........................      (24,853)            --
 Advisors Select..............................      (23,706)            --
 Class J......................................      (25,784)            --
 Institutional................................      (30,213)            --
 Preferred....................................      (26,828)            --
 Select.......................................      (26,063)            --
                                                -----------    -----------
             Total Dividends and Distributions     (157,447)            --
CAPITAL SHARE TRANSACTIONS
Shares Sold:
 Advisors Preferred...........................    1,650,000      1,192,522
 Advisors Select..............................    1,650,000      2,227,226
 Class J......................................    2,358,712       283,172/(c)/
 Institutional................................    1,750,000        14,200/(c)/
 Preferred....................................    1,650,000      4,700,000
 Select.......................................    1,650,000      1,192,489
Shares issued in reinvestment of dividends and
 distributions:
 Advisors Preferred...........................       24,165             --
 Advisors Select..............................       23,016             --
 Class J......................................       25,187             --
 Institutional................................       29,436             --
 Preferred....................................       26,114             --
 Select.......................................       25,359             --
Shares redeemed:
 Advisors Select..............................           --       (323,786)
 Class J......................................       (7,846)        (4,674)/(c)/
 Preferred....................................           --     (3,277,500)
                                                -----------    -----------
    Net Increase (Decrease) in Net Assets from
                    Capital Share Transactions   10,854,143      6,003,649
                                                -----------    -----------
                     Total Increase (Decrease)   10,854,143      4,680,562
NET ASSETS
Beginning of period...........................           --             --
                                                -----------    -----------
End of period (including undistributed net
 investment income as set forth below)........  $10,854,143    $ 4,680,562
                                                ===========    ===========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss)......................  $     8,040    $    53,939
                                                ===========    ===========



/(a) /Period from June 15, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                               HIGH QUALITY
                                          GOVERNMENT         INTERMEDIATE-TERM
                                     SECURITIES FUND /(B)/    BOND FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating
 loss).............................      $   612,395           $   541,817
Net realized gain (loss) from
 investment transactions and
 foreign currency transactions.....           (1,781)              106,741
Change in unrealized
 appreciation/depreciation of
 investments and translation of
 assets and liabilities in foreign
 currencies........................          682,359               587,576
                                         -----------           -----------
     Net Increase (Decrease) in Net
   Assets Resulting from Operations        1,292,973             1,236,134
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred................          (90,341)              (91,554)
 Advisors Select...................          (87,820)              (92,464)
 Class J /(a)/ ....................          (59,042)              (18,233)
 Institutional /(a)/ ..............          (37,289)                 (388)
 Preferred.........................         (238,683)             (241,166)
 Select............................          (93,579)              (94,867)
                                         -----------           -----------
  Total Dividends and Distributions         (606,754)             (538,672)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred................        2,545,649             2,552,849
 Advisors Select...................        2,586,193             2,785,160
 Class J /(a)/ ....................        4,481,445             1,311,061
 Institutional /(a)/ ..............        3,706,025                 9,959
 Preferred.........................        9,712,246             9,700,000
 Select............................        2,545,576             2,552,776
Shares issued in reinvestment of
 dividends and distributions:
 Advisors Select...................              466                 4,000
 Class J /(a)/ ....................           55,890                15,029
 Institutional /(a)/ ..............           36,939                    --
 Preferred.........................               53                    --
Shares redeemed:
 Advisors Select...................          (14,428)              (24,355)
 Class J /(a)/ ....................         (244,073)              (29,607)
 Institutional /(a)/ ..............         (414,569)                   --
 Preferred.........................       (7,336,800)           (7,358,400)
                                         -----------           -----------
     Net Increase (Decrease) in Net
          Assets from Capital Share
                       Transactions       17,660,612            11,518,472
                                         -----------           -----------
          Total Increase (Decrease)       18,346,831            12,215,934
NET ASSETS
Beginning of period................               --                    --
                                         -----------           -----------
End of period (including
 undistributed net investment
 income as set forth below)........      $18,346,831           $12,215,934
                                         ===========           ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)      $     4,637           $     4,201
                                         ===========           ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                              HIGH QUALITY      HIGH QUALITY
                                                LONG-TERM        SHORT-TERM
                                             BOND FUND /(B)/   BOND FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).....   $   547,560       $   552,469
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions..............................        97,611           129,725
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies.....................       607,027           412,270
                                              -----------       -----------
      Net Increase (Decrease) in Net Assets
                  Resulting from Operations     1,252,198         1,094,464
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred........................       (93,773)          (89,216)
 Advisors Select...........................       (90,677)          (86,278)
 Class J /(a)/ ............................       (17,489)          (15,009)
 Institutional /(a)/ ......................          (395)          (16,021)
 Preferred.................................      (246,395)         (237,630)
 Select....................................       (97,039)          (92,429)
                                              -----------       -----------
          Total Dividends and Distributions      (545,768)         (536,583)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred........................     2,543,249         2,551,979
 Advisors Select...........................     2,543,176         2,551,898
 Class J /(a)/ ............................     1,203,093         1,006,953
 Institutional /(a)/ ......................         9,914         1,304,380
 Preferred.................................     9,699,998         9,701,521
 Select....................................     2,543,176         2,551,899
Shares issued in reinvestment of dividends
 and distributions:
 Class J /(a)/ ............................        14,107            11,937
 Institutional /(a)/ ......................            --            15,641
Shares redeemed:
 Class J /(a)/ ............................       (46,491)          (41,019)
 Institutional /(a)/ ......................            --          (125,200)
 Preferred.................................    (7,329,600)       (7,351,200)
                                              -----------       -----------
 Net Increase (Decrease) in Net Assets from
                 Capital Share Transactions    11,180,622        12,178,789
                                              -----------       -----------
                  Total Increase (Decrease)    11,887,052        12,736,670
NET ASSETS
Beginning of period........................            --                --
                                              -----------       -----------
End of period (including undistributed net
 investment income as set forth below).....   $11,887,052       $12,736,670
                                              ===========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)........   $        --       $       554
                                              ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                              INTERNATIONAL
                                                 EMERGING        INTERNATIONAL
                                            MARKETS FUND /(B)/   FUND I /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)....     $    42,754       $    23,029
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions.............................        (856,840)         (935,397)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies....................         (86,580)         (812,117)
                                               -----------       -----------
     Net Increase (Decrease) in Net Assets
                 Resulting from Operations        (900,666)       (1,724,485)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred.......................            (178)              (41)
 Advisors Select..........................            (178)              (41)
 Preferred................................          (8,366)           (1,927)
 Select...................................            (178)              (41)
                                               -----------       -----------
         Total Dividends and Distributions          (8,900)           (2,050)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.......................       1,306,237         1,192,522
 Advisors Select..........................       1,306,349         1,267,381
 Class J /(a)/ ...........................         421,384         2,633,665
 Institutional /(a)/ .....................         388,383         2,195,337
 Preferred................................       4,700,000         4,700,000
 Select...................................       1,306,338         1,192,489
Shares redeemed:
 Advisors Select..........................              --           (18,175)
 Class J /(a)/ ...........................         (14,770)         (154,682)
 Institutional /(a)/ .....................         (58,543)         (305,939)
 Preferred................................      (3,619,050)       (3,277,500)
                                               -----------       -----------
Net Increase (Decrease) in Net Assets from
                Capital Share Transactions       5,736,328         9,425,098
                                               -----------       -----------
                 Total Increase (Decrease)       4,826,762         7,698,563
NET ASSETS
Beginning of period.......................              --                --
                                               -----------       -----------
End of period (including undistributed net
 investment income as set forth below)....     $ 4,826,762       $ 7,698,563
                                               ===========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).......     $    31,425       $    22,415
                                               ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                           INTERNATIONAL      INTERNATIONAL
                                           FUND II /(B)/   SMALLCAP FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...  $    16,707       $     9,905
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions............................   (1,014,024)         (976,503)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and
 liabilities in foreign currencies.......     (503,464)         (425,849)
                                           -----------       -----------
    Net Increase (Decrease) in Net Assets
                Resulting from Operations   (1,500,781)       (1,392,447)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred......................           --               (94)
 Advisors Select.........................           --               (94)
 Preferred...............................           --            (4,418)
 Select..................................           --               (94)
                                           -----------       -----------
        Total Dividends and Distributions           --            (4,700)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred......................      933,000         1,192,522
 Advisors Select.........................      932,500         1,192,506
 Class J /(a)/ ..........................    1,103,658           767,807
 Institutional...........................   10,897,666          202,692/(a)/
 Preferred...............................      932,000         4,699,990
 Select..................................      932,500         1,192,489
Shares redeemed:
 Advisors Select.........................           (1)              (13)
 Class J /(a)/ ..........................      (55,214)          (33,360)
 Institutional...........................   (8,046,238)          (46,723)/(a)/
 Preferred...............................           --        (3,277,500)
                                           -----------       -----------
    Net Increase (Decrease) in Net Assets
          from Capital Share Transactions    7,629,871         5,890,410
                                           -----------       -----------
                Total Increase (Decrease)    6,129,090         4,493,263
NET ASSETS
Beginning of period......................           --                --
                                           -----------       -----------
End of period (including undistributed
 net investment income as set forth
 below)..................................  $ 6,129,090       $ 4,493,263
                                           ===========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)......  $    33,566       $     1,667
                                           ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                              LARGECAP           LARGECAP
                                          BLEND FUND /(B)/   GROWTH FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..    $    24,562        $    (2,523)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions...........................       (448,670)          (527,774)
Change in unrealized
 appreciation/depreciation of
 investments and translation of assets
 and liabilities in foreign currencies..     (1,113,943)        (1,566,137)
                                            -----------        -----------
   Net Increase (Decrease) in Net Assets
               Resulting from Operations     (1,538,051)        (2,096,434)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred.....................            (89)                --
 Advisors Select........................            (89)                --
 Preferred..............................         (4,183)                --
 Select.................................            (89)                --
Tax return of capital distributions:
 Advisors Preferred.....................             --               (144)
 Advisors Select........................             --               (144)
 Preferred..............................             --             (6,768)
 Select.................................             --               (144)
                                            -----------        -----------
       Total Dividends and Distributions         (4,450)            (7,200)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.....................      1,152,271          1,036,119
 Advisors Select........................      1,152,239          1,036,106
 Class J /(a)/ .........................      3,038,048          1,677,494
 Institutional /(a)/ ...................         10,090          1,856,791
 Preferred..............................      4,700,000          4,700,000
 Select.................................      1,152,239          1,036,091
Shares redeemed:
 Advisors Select........................             --                (12)
 Class J /(a)/ .........................       (126,153)           (81,324)
 Institutional /(a)/ ...................             --           (266,090)
 Preferred..............................     (3,156,750)        (2,808,300)
                                            -----------        -----------
   Net Increase (Decrease) in Net Assets
         from Capital Share Transactions      7,921,984          8,186,875
                                            -----------        -----------
               Total Increase (Decrease)      6,379,483          6,083,241
NET ASSETS
Beginning of period.....................             --                 --
                                            -----------        -----------
End of period (including undistributed
 net investment income as set forth
 below).................................    $ 6,379,483        $ 6,083,241
                                            ===========        ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).....    $    20,112        $        --
                                            ===========        ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                LARGECAP
                                              S&P 500 INDEX       LARGECAP
                                               FUND /(B)/     VALUE FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)......  $    52,280       $    60,201
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions...............................     (200,708)         (334,377)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies......................   (2,442,292)         (469,456)
                                              -----------       -----------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations   (2,590,720)         (743,632)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred.........................         (147)             (116)
 Advisors Select............................         (147)             (116)
 Preferred..................................       (6,909)           (5,452)
 Select.....................................         (147)             (116)
                                              -----------       -----------
           Total Dividends and Distributions       (7,350)           (5,800)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.........................    1,209,781         1,281,074
 Advisors Select............................    1,314,071         3,030,747
 Class J /(a)/ .............................   15,365,990         1,351,800
 Institutional /(a)/ .......................       10,075         2,387,330
 Preferred..................................    6,087,337         4,699,967
 Select.....................................    1,209,739         1,281,038
Shares redeemed:
 Advisors Select............................      (29,372)         (230,947)
 Class J /(a)/ .............................     (808,931)         (149,368)
 Institutional /(a)/ .......................           --          (351,382)
 Preferred..................................   (3,329,256)       (3,543,150)
                                              -----------       -----------
  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions   21,029,434         9,757,109
                                              -----------       -----------
                   Total Increase (Decrease)   18,431,364         9,007,677
NET ASSETS
Beginning of period.........................           --                --
                                              -----------       -----------
End of period (including undistributed net
 investment income as set forth below)......  $18,431,364       $ 9,007,677
                                              ===========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).........  $    44,930       $    54,401
                                              ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                LIFETIME          LIFETIME
                                             2010 FUND /(B)/   2020 FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).....    $   36,297        $   16,445
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions..............................             5                --
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies.....................       (73,349)          (51,941)
                                               ----------        ----------
      Net Increase (Decrease) in Net Assets
                  Resulting from Operations       (37,047)          (35,496)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred........................        10,000            10,000
 Advisors Select...........................        10,003            10,003
 Class J /(a)/ ............................       500,873         1,186,427
 Institutional.............................     4,381,514         2,872,558
 Preferred.................................        10,000            10,000
 Select....................................        10,000            10,000
Shares redeemed:
 Class J /(a)/ ............................        (8,468)          (18,937)
 Institutional.............................       (11,021)          (32,439)
                                               ----------        ----------
 Net Increase (Decrease) in Net Assets from
                 Capital Share Transactions     4,902,901         4,047,612
                                               ----------        ----------
                  Total Increase (Decrease)     4,865,854         4,012,116
NET ASSETS
Beginning of period........................            --                --
                                               ----------        ----------
End of period (including undistributed net
 investment income as set forth below).....    $4,865,854        $4,012,116
                                               ==========        ==========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)........    $   36,297        $   16,445
                                               ==========        ==========



/(a) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(b) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                LIFETIME          LIFETIME
                                             2030 FUND /(B)/   2040 FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).....    $   15,477       $     6,889
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions..............................       (49,484)          (47,756)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies.....................       (30,181)          116,352
                                               ----------       -----------
      Net Increase (Decrease) in Net Assets
                  Resulting from Operations       (64,188)           75,485
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred........................        10,000            10,000
 Advisors Select...........................        10,003            10,003
 Class J /(a)/ ............................       889,283           377,371
 Institutional.............................     4,400,771         4,676,454
 Preferred.................................        10,000            10,000
 Select....................................        10,000            10,000
Shares redeemed:
 Class J /(a)/ ............................       (30,831)          (26,861)
 Institutional.............................      (541,477)       (1,791,323)
                                               ----------       -----------
 Net Increase (Decrease) in Net Assets from
                 Capital Share Transactions     4,757,749         3,275,644
                                               ----------       -----------
                  Total Increase (Decrease)     4,693,561         3,351,129
NET ASSETS
Beginning of period........................            --                --
                                               ----------       -----------
End of period (including undistributed net
 investment income as set forth below).....    $4,693,561       $ 3,351,129
                                               ==========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)........    $   15,477       $     6,889
                                               ==========       ===========



/(a) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(b) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                 LIFETIME
                                              LIFETIME           STRATEGIC
                                           2050 FUND /(B)/   INCOME FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...    $    4,907         $   14,453
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions............................       (27,791)           (22,462)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and
 liabilities in foreign currencies.......       (96,015)             1,320
                                             ----------         ----------
    Net Increase (Decrease) in Net Assets
                Resulting from Operations      (118,899)            (6,689)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred......................        10,000             10,000
 Advisors Select.........................        10,003             10,003
 Class J /(a)/ ..........................       292,056            104,752
 Institutional...........................     2,692,577          2,089,041
 Preferred...............................        10,000             10,000
 Select..................................        10,000             10,000
Shares redeemed:
 Class J /(a)/ ..........................        (3,329)                --
 Institutional...........................      (327,977)          (459,798)
                                             ----------         ----------
    Net Increase (Decrease) in Net Assets
          from Capital Share Transactions     2,693,330          1,773,998
                                             ----------         ----------
                Total Increase (Decrease)     2,574,431          1,767,309
NET ASSETS
Beginning of period......................            --                 --
                                             ----------         ----------
End of period (including undistributed
 net investment income as set forth
 below)..................................    $2,574,431         $1,767,309
                                             ==========         ==========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)......    $    4,907         $   14,453
                                             ==========         ==========



/(a) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(b) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                               MIDCAP             MIDCAP
                                          BLEND FUND /(B)/   GROWTH FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..    $    20,077        $   (29,607)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions...........................       (272,519)        (2,603,612)
Change in unrealized
 appreciation/depreciation of
 investments and translation of assets
 and liabilities in foreign currencies..       (297,333)           325,008
                                            -----------        -----------
   Net Increase (Decrease) in Net Assets
               Resulting from Operations       (549,775)        (2,308,211)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred.....................           (170)                --
 Advisors Select........................           (170)                --
 Preferred..............................         (7,990)                --
 Select Class...........................           (170)                --
Tax return of capital distributions:
 Advisors Preferred.....................             --                (12)
 Advisors Select........................             --                (12)
 Preferred..............................             --               (564)
 Select.................................             --                (12)
                                            -----------        -----------
       Total Dividends and Distributions         (8,500)              (600)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.....................      1,269,574          1,118,921
 Advisors Select........................      1,275,787          1,140,368
 Class J /(a)/ .........................      2,959,165          1,755,536
 Institutional /(a)/ ...................         10,072             10,517
 Preferred..............................      4,700,000          4,700,000
 Select.................................      1,269,538          1,118,890
Shares redeemed:
 Advisors Select........................         (1,310)            (5,689)
 Class J /(a)/ .........................       (172,527)           (62,913)
 Preferred..............................     (3,508,650)        (3,056,700)
                                            -----------        -----------
   Net Increase (Decrease) in Net Assets
         from Capital Share Transactions      7,801,649          6,718,930
                                            -----------        -----------
               Total Increase (Decrease)      7,243,374          4,410,119
NET ASSETS
Beginning of period.....................             --                 --
                                            -----------        -----------
End of period (including undistributed
 net investment income as set forth
 below).................................    $ 7,243,374        $ 4,410,119
                                            ===========        ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).....    $    11,577        $        --
                                            ===========        ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                     MIDCAP          MIDCAP
                                                  S&P 400 INDEX      VALUE
                                                   FUND /(B)/      FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    25,691     $    34,023
Net realized gain (loss) from investment
 transactions and foreign currency transactions.      (11,861)        246,153
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     (629,832)       (546,456)
                                                  -----------     -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations     (616,002)       (266,280)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred.............................         (158)           (159)
 Advisors Select................................         (158)           (159)
 Preferred......................................       (7,426)         (7,473)
 Select.........................................         (158)           (159)
                                                  -----------     -----------
               Total Dividends and Distributions       (7,900)         (7,950)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.............................    1,299,388       1,323,625
 Advisors Select................................    1,299,456       1,323,588
 Class J /(a)/ .................................    2,506,919       3,552,085
 Institutional /(a)/ ...........................       10,177          10,051
 Preferred......................................    4,707,687       4,700,000
 Select.........................................    1,299,438       1,323,588
Shares redeemed:
 Advisors Select................................          (14)             --
 Class J /(a)/ .................................     (136,388)       (200,373)
 Preferred......................................   (3,598,350)     (3,670,800)
                                                  -----------     -----------
      Net Increase (Decrease) in Net Assets from
                      Capital Share Transactions    7,388,313       8,361,764
                                                  -----------     -----------
                       Total Increase (Decrease)    6,764,411       8,087,534
NET ASSETS
Beginning of period.............................           --              --
                                                  -----------     -----------
End of period (including undistributed net
 investment income as set forth below)..........  $ 6,764,411     $ 8,087,534
                                                  ===========     ===========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss)........................  $    17,791     $    26,073
                                                  ===========     ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from December 1, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                  MONEY
                                                  MARKET          PACIFIC
                                                FUND /(B)/    BASIN FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).......  $   254,087      $   (20,915)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions................................           --         (368,053)
Change in unrealized
 appreciation/depreciation of investments and
 translation of assets and liabilities in
 foreign currencies..........................           --       (1,237,349)
                                               -----------      -----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations      254,087       (1,626,317)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred..........................       (3,667)              --
 Advisors Select.............................      (12,551)              --
 Class J /(a)/ ..............................      (46,367)              --
 Institutional /(a)/ ........................       (1,665)              --
 Preferred...................................     (185,992)              --
 Select......................................       (3,845)              --
                                               -----------      -----------
            Total Dividends and Distributions     (254,087)              --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred..........................      100,000        1,137,320
 Advisors Select.............................      867,307        1,137,297
 Class J /(a)/ ..............................    7,883,440          185,881
 Institutional /(a)/ ........................      232,980           10,053
 Preferred...................................    4,700,000        4,700,000
 Select......................................      100,000        1,137,290
Shares issued in reinvestment of dividends
 and distributions:
 Advisors Select.............................        9,106               --
 Class J /(a)/ ..............................       43,997               --
 Institutional /(a)/ ........................        1,405               --
Shares redeemed:
 Advisors Select.............................     (209,272)              (4)
 Class J /(a)/ ..............................     (658,994)          (7,882)
 Institutional /(a)/ ........................      (48,316)              --
 Preferred...................................           --       (3,111,900)
                                               -----------      -----------
   Net Increase (Decrease) in Net Assets from
                   Capital Share Transactions   13,021,653        5,188,055
                                               -----------      -----------
                    Total Increase (Decrease)   13,021,653        3,561,738
NET ASSETS
Beginning of period..........................           --               --
                                               -----------      -----------
End of period (including undistributed net
 investment income as set forth below).......  $13,021,653      $ 3,561,738
                                               ===========      ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)..........  $        --      $    60,451
                                               ===========      ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                PARTNERS          PARTNERS
                                                LARGECAP       LARGECAP GROWTH
                                            BLEND FUND /(B)/    FUND I /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)....    $   109,580       $   (10,078)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions.............................       (477,203)       (1,470,712)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies....................     (1,657,350)            1,190
                                              -----------       -----------
     Net Increase (Decrease) in Net Assets
                 Resulting from Operations     (2,024,973)       (1,479,600)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred.......................           (183)               --
 Advisors Select..........................           (183)               --
 Institutional............................         (8,418)               --
 Preferred................................           (183)               --
 Select...................................           (183)               --
Tax return of capital distributions:
 Advisors Preferred.......................             --               (44)
 Advisors Select..........................             --               (44)
 Institutional............................             --            (2,024)
 Preferred................................             --               (44)
 Select...................................             --               (44)
                                              -----------       -----------
         Total Dividends and Distributions         (9,150)           (2,200)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.......................      1,036,166           909,100
 Advisors Select..........................      1,062,712         1,027,526
 Class J /(a)/ ...........................        625,775         1,208,501
 Institutional............................     21,244,643        16,243,406
 Preferred................................      1,036,000           909,100
 Select...................................      1,036,000           909,100
Shares redeemed:
 Advisors Select..........................         (6,955)          (49,811)
 Class J /(a)/ ...........................        (20,952)          (58,685)
 Institutional............................     (4,713,898)       (4,277,981)
                                              -----------       -----------
Net Increase (Decrease) in Net Assets from
                Capital Share Transactions     21,299,491        16,820,256
                                              -----------       -----------
                 Total Increase (Decrease)     19,265,368        15,338,456
NET ASSETS
Beginning of period.......................             --                --
                                              -----------       -----------
End of period (including undistributed net
 investment income as set forth below)....    $19,265,368       $15,338,456
                                              ===========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).......    $   100,430       $        --
                                              ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                 PARTNERS          PARTNERS
                                              LARGECAP GROWTH   LARGECAP VALUE
                                               FUND II /(B)/      FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)......   $   (19,604)      $   113,467
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions...............................    (1,403,301)          135,460
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies......................       (74,314)         (739,264)
                                               -----------       -----------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations    (1,497,219)         (490,337)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred.........................            --              (268)
 Advisors Select............................            --              (268)
 Institutional..............................            --           (12,328)
 Preferred..................................            --              (268)
 Select.....................................            --              (268)
Tax return of capital distributions:
 Advisors Preferred.........................           (48)               --
 Advisors Select............................           (48)               --
 Institutional..............................        (2,208)               --
 Preferred..................................           (48)               --
 Select.....................................           (48)               --
                                               -----------       -----------
           Total Dividends and Distributions        (2,400)          (13,400)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.........................       892,000         1,078,300
 Advisors Select............................       892,000         1,078,300
 Class J /(a)/ .............................       792,880           819,925
 Institutional..............................     7,403,524        32,593,158
 Preferred..................................       892,000         1,078,300
 Select.....................................       892,000         1,078,300
Shares redeemed:
 Class J /(a)/ .............................       (38,111)          (63,631)
 Institutional..............................    (3,378,422)       (8,356,707)
                                               -----------       -----------
  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions     8,347,871        29,305,945
                                               -----------       -----------
                   Total Increase (Decrease)     6,848,252        28,802,208
NET ASSETS
Beginning of period.........................            --                --
                                               -----------       -----------
End of period (including undistributed net
 investment income as set forth below)......   $ 6,848,252       $28,802,208
                                               ===========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).........   $      (124)      $   100,067
                                               ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                PARTNERS         PARTNERS
                                              MIDCAP BLEND        MIDCAP
                                               FUND /(A)/    GROWTH FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)......  $  (20,064)     $   (46,014)
Net realized gain (loss) from investment
 transactions...............................    (332,813)      (2,214,095)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies......................    (323,322)         364,123
                                              ----------      -----------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations    (676,199)      (1,895,986)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.........................     835,000        1,151,121
 Advisors Select............................     835,003        1,151,087
 Class J....................................   1,501,497         884,225/(c)/
 Institutional..............................   2,196,153          10,371/(c)/
 Preferred..................................     835,000        4,700,000
 Select.....................................     835,000        1,151,089
Shares redeemed:
 Class J....................................     (75,993)         (69,003)/(c)/
 Institutional..............................      (2,190)              --
 Preferred..................................          --       (3,153,300)
                                              ----------      -----------
  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions   6,959,470        5,825,590
                                              ----------      -----------
                   Total Increase (Decrease)   6,283,271        3,929,604
NET ASSETS
Beginning of period.........................          --               --
                                              ----------      -----------
End of period (including undistributed net
 investment income as set forth below)......  $6,283,271      $ 3,929,604
                                              ==========      ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).........  $       --      $        --
                                              ==========      ===========



/(a) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
/(b) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                PARTNERS          PARTNERS
                                                 MIDCAP        SMALLCAP GROWTH
                                            VALUE FUND /(B)/    FUND I /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)....    $    10,141       $   (58,570)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions.............................       (396,110)       (1,822,952)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies....................       (186,062)         (161,519)
                                              -----------       -----------
     Net Increase (Decrease) in Net Assets
                 Resulting from Operations       (572,031)       (2,043,041)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred.......................            (86)               --
 Advisors Select..........................            (86)               --
 Institutional ...........................         (3,956)               --
 Preferred................................            (86)               --
 Select...................................            (86)               --
                                              -----------       -----------
         Total Dividends and Distributions         (4,300)               --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.......................      1,027,900           896,500
 Advisors Select..........................      1,108,132           896,500
 Class J /(a)/ ...........................      1,059,896           363,709
 Institutional............................      6,899,605        10,633,627
 Preferred................................      1,027,900           896,500
 Select...................................      1,027,900           896,500
Shares redeemed:
 Advisors Select..........................        (23,832)               --
 Class J /(a)/ ...........................        (68,463)           (6,771)
 Institutional............................     (3,823,798)       (3,689,903)
                                              -----------       -----------
Net Increase (Decrease) in Net Assets from
                Capital Share Transactions      8,235,240        10,886,662
                                              -----------       -----------
                 Total Increase (Decrease)      7,658,909         8,843,621
NET ASSETS
Beginning of period.......................             --                --
                                              -----------       -----------
End of period (including undistributed net
 investment income as set forth below)....    $ 7,658,909       $ 8,843,621
                                              ===========       ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).......    $     5,841       $        --
                                              ===========       ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                               PARTNERS           PARTNERS
                                            SMALLCAP GROWTH       SMALLCAP
                                             FUND II /(A)/    VALUE FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)....  $   (28,273)        $   (19,156)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions.............................   (1,439,283)            206,970
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies....................     (465,179)           (574,049)
                                            -----------         -----------
     Net Increase (Decrease) in Net Assets
                 Resulting from Operations   (1,932,735)           (386,235)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
Tax return of capital distributions:
 Advisors Preferred.......................          (48)                 --
 Advisors Select..........................          (48)                 --
 Institutional............................       (2,208)                 --
 Preferred................................          (48)                 --
 Select...................................          (48)                 --
                                            -----------         -----------
         Total Dividends and Distributions       (2,400)                 --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.......................      867,700             835,000
 Advisors Select..........................      867,700             835,003
 Class J..................................     391,808/(b)/       1,541,510
 Institutional............................    5,146,120           8,084,650
 Preferred................................      867,699             835,000
 Select...................................      867,700             835,000
Shares redeemed:
 Class J..................................      (22,216)/(b)/       (26,565)
 Institutional............................   (3,078,572)         (2,072,020)
                                            -----------         -----------
Net Increase (Decrease) in Net Assets from
                Capital Share Transactions    5,907,939          10,867,578
                                            -----------         -----------
                 Total Increase (Decrease)    3,972,804          10,481,343
NET ASSETS
Beginning of period.......................           --                  --
                                            -----------         -----------
End of period (including undistributed net
 investment income as set forth below)....  $ 3,972,804         $10,481,343
                                            ===========         ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).......  $        --         $        --
                                            ===========         ===========



/(a) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(b) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(c) /Period from March 1, 2001 (date operations commenced) through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                               REAL ESTATE        SMALLCAP
                                                FUND /(B)/    BLEND FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).......  $   244,032      $    13,927
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions................................     (160,774)           5,879
Change in unrealized
 appreciation/depreciation of investments and
 translation of assets and liabilities in
 foreign currencies..........................      132,977          181,081
                                               -----------      -----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations      216,235          200,887
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred..........................         (878)            (124)
 Advisors Select.............................         (878)            (124)
 Preferred...................................      (41,266)          (5,828)
 Select......................................         (878)            (124)
                                               -----------      -----------
            Total Dividends and Distributions      (43,900)          (6,200)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred..........................    1,231,623        1,352,319
 Advisors Select.............................    1,287,813        1,381,976
 Class J /(a)/ ..............................    2,279,661        2,706,380
 Institutional /(a)/ ........................        9,947           10,179
 Preferred...................................    4,703,139        4,699,998
 Select......................................    1,231,589        1,352,337
Shares redeemed:
 Advisors Select.............................      (17,615)          (9,693)
 Class J /(a)/ ..............................     (132,616)        (139,365)
 Preferred...................................   (3,394,800)      (3,757,050)
                                               -----------      -----------
   Net Increase (Decrease) in Net Assets from
                   Capital Share Transactions    7,198,741        7,597,081
                                               -----------      -----------
                    Total Increase (Decrease)    7,371,076        7,791,768
NET ASSETS
Beginning of period..........................           --               --
                                               -----------      -----------
End of period (including undistributed net
 investment income as set forth below).......  $ 7,371,076      $ 7,791,768
                                               ===========      ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss)..........  $   200,132      $     7,727
                                               ===========      ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 28, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                                  SMALLCAP
                                              SMALLCAP            S&P 600
                                          GROWTH FUND /(B)/   INDEX FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..    $   (40,763)        $    13,204
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions...........................       (185,260)             88,151
Change in unrealized
 appreciation/depreciation of
 investments and translation of assets
 and liabilities in foreign currencies..     (1,279,595)            (84,149)
                                            -----------         -----------
   Net Increase (Decrease) in Net Assets
               Resulting from Operations     (1,505,618)             17,206
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred.....................             --                (130)
 Advisors Select........................             --                (130)
 Preferred..............................             --              (6,110)
 Select.................................             --                (130)
                                            -----------         -----------
       Total Dividends and Distributions             --              (6,500)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.....................      1,238,523           1,406,426
 Advisors Select........................      1,277,858           1,406,387
 Class J /(a)/ .........................      1,647,376           2,170,071
 Institutional /(a)/ ...................        699,394              10,220
 Preferred..............................      4,700,000           4,705,145
 Select.................................      1,238,489           1,406,387
Shares redeemed:
 Advisors Select........................        (23,964)                 --
 Class J /(a)/ .........................        (65,420)           (136,925)
 Institutional /(a)/ ...................       (102,801)                 --
 Preferred..............................     (3,415,500)         (3,919,200)
                                            -----------         -----------
   Net Increase (Decrease) in Net Assets
         from Capital Share Transactions      7,193,955           7,048,511
                                            -----------         -----------
               Total Increase (Decrease)      5,688,337           7,059,217
NET ASSETS
Beginning of period.....................             --                  --
                                            -----------         -----------
End of period (including undistributed
 net investment income as set forth
 below).................................    $ 5,688,337         $ 7,059,217
                                            ===========         ===========
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).....    $        --         $     6,704
                                            ===========         ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 30, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                         PERIODS ENDED OCTOBER 31, 2001
 -------------------------------------------------------------------------------

                                                   SMALLCAP        TECHNOLOGY
                                               VALUE FUND /(B)/    FUND /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).......  $    48,748        $   (28,215)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions................................      344,430         (1,658,405)
Change in unrealized
 appreciation/depreciation of investments and
 translation of assets and liabilities in
 foreign currencies..........................     (156,172)          (947,370)
                                               -----------        -----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations      237,006         (2,633,990)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred..........................         (258)                --
 Advisors Select.............................         (258)                --
 Preferred...................................      (12,126)                --
 Select......................................         (258)                --
                                               -----------        -----------
            Total Dividends and Distributions      (12,900)                --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred..........................    1,356,975            800,475
 Advisors Select.............................    1,356,937            800,574
 Class J /(a)/ ..............................      902,895          1,247,740
 Institutional...............................   1,388,257/(a)/      6,649,990
 Preferred...................................    4,699,994            800,481
 Select......................................    1,356,938            800,489
Shares redeemed:
 Class J /(a)/ ..............................     (102,589)           (89,545)
 Institutional...............................     (205,602)/(a)/   (3,449,797)
 Preferred...................................   (3,770,850)                --
 Select......................................           (1)                --
                                               -----------        -----------
   Net Increase (Decrease) in Net Assets from
                   Capital Share Transactions    6,982,954          7,560,407
                                               -----------        -----------
                    Total Increase (Decrease)    7,207,060          4,926,417
NET ASSETS
Beginning of period..........................           --                 --
                                               -----------        -----------
End of period (including undistributed net
 investment income as set forth below).......  $ 7,207,060        $ 4,926,417
                                               ===========        ===========
Undistributed Net Investment Income
 (Operating Loss)............................  $    35,848        $    (1,767)
                                               ===========        ===========



/(a) /Period from February 27, 2001 (inception date of Class) through October
  31, 2001.
/(b) /Period from November 29, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 27, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Investors Fund, Inc. (the "Fund") consists of 44 funds (Balanced Fund, Bond & Mortgage Securities Fund, Capital Preservation Fund, European Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International Fund II, International SmallCap Fund, LargeCap Blend Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LifeTime 2010 Fund, LifeTime 2020 Fund, LifeTime 2030 Fund, LifeTime 2040 Fund, LifeTime 2050 Fund, LifeTime Strategic Income Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Pacific Basin Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Blend Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, and Technology Fund; known as the "Funds") with a fiscal year end of October 31, and two portfolios (International Emerging Markets Portfolio and International Securities Portfolio; known as the "Portfolios") with a fiscal year end of December 31. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. The financial statements presented herein consists of the Funds.

During the week of November 27, 2000, initial purchases of $5 million, allocated among Advisors Preferred, Advisors Select, Preferred and Select classes of shares, of each of the following funds were made by Principal Life Insurance
Company: Balanced Fund, European Fund, International Emerging Markets Fund, International Fund I, International SmallCap Fund, LargeCap Blend Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Pacific Basin Fund, Partners MidCap Growth Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, and SmallCap Value Fund; initial purchases of $10 million, allocated among Advisors Preferred, Advisors Select, Preferred and Select classes of shares, of each of the following funds were made by Principal Life Insurance Company: Bond & Mortgage Securities Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, and High Quality
Short-Term Bond Fund;   and initial purchases of $5 million, allocated among
Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares, of each of the following funds were made by Principal Life Insurance
Company: International Fund II, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, and Technology Fund. Effective December 6, 2000, these funds began offering each class of shares to eligible purchasers.

On February 27, 2001, initial purchases of $110,000, allocated among Class J and Institutional shares, of each of the following funds were made by Principal Life Insurance Company: Balanced Fund, Bond & Mortgage Securities Fund, European Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International SmallCap Fund, LargeCap Blend Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Pacific Basin Fund, Partners MidCap Growth Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, and SmallCap Value Fund and initial purchases of $100,000 of Class J shares of each of the following funds were made by Principal Life Insurance Company: International Fund II, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, and Technology Fund. Effective March 1, 2001, these funds began offering these classes of shares to eligible purchasers.

On March 1, 2001, initial purchases of $50,000, allocated among Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares, of each of the following funds were made by Principal Life Insurance
Company: LifeTime 2010 Fund, LifeTime 2020 Fund, LifeTime 2030 Fund, LifeTime 2040 Fund, LifeTime 2050 Fund, and LifeTime Strategic Income Fund (collectively the "LifeTime Funds") and initial purchases of $5 million, allocated among Advisors Preferred, Advisors Select, Class J Institutional, Preferred and Select shares, of Partners MidCap Blend Fund and Partners SmallCap Value Fund were made by Principal Life Insurance Company. Effective March 1, 2001, these funds began offering these classes of shares to eligible purchasers.

On June 15, 2001, initial purchases of $100,000 of Class J shares of each of the LifeTime Funds were made by Principal Life Insurance Company, and an initial purchase of $10 million, allocated among Advisors Preferred, Advisors Select, Class J, Institutional, Preferred and Select shares of the Capital Preservation Fund was made by Principal Life Insurance Company. Effective June 15, 2001, these funds began offering these classes of shares to eligible purchasers.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
1. ORGANIZATION (CONTINUED)

All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:



SECURITY VALUATION. . The LifeTime Funds primarily invest in a combination of other funds (the "Underlying Funds") managed by Principal Management Corporation ("the Manager"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Money Market Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Funds (with the exception of the Money Market Fund and the LifeTime Funds) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

With respect to the Capital Preservation Fund, the valuation of wrapper agreements (see Operating Policies) will generally be equal to the difference between the book value and the market value of the covered assets plus the accrued crediting rate income, and will be reflected as an asset or liability of the fund. The Board of Directors has adopted policies and procedures that set forth the steps to be followed by the Manager to establish a fair value of each wrapper agreement.



FOREIGN SECURITIES. . Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of each fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which a fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.



INCOME AND INVESTMENT TRANSACTIONS. . The Funds record investment transactions generally one day after the trade date, except for short-term investment transactions, which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized, over the lives of the respective securities. The Funds allocate all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (settled shares outstanding for Money Market Fund) of each class.

With respect to the Capital Preservation Fund, the crediting rate income represents the difference between the actual interest earned on covered assets under the wrapper agreements (see Operating Policies) and the contractual rate of interest pursuant to the terms of the wrapper agreements.



EXPENSES. . Management fees are allocated to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class. Expenses included in the statements of operations of the LifeTime Funds reflect the expenses of each LifeTime Fund and do not include any expenses associated with the Underlying Funds.



DISTRIBUTIONS TO SHAREHOLDERS . With respect to the Capital Preservation Fund, all net investment income is declared as dividends daily to shareholders of record as of that day; distributions of net realized gain from investment transactions are recorded on ex-dividend date. With respect to the Money Market Fund, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, contra crediting rate income and mortgage-backed securities. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES. . No provision for federal income taxes is considered necessary because each of the Funds is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At October 31, 2001, the Funds had approximate net capital loss carryforwards as follows:

                                           NET CAPITAL
                                        LOSS CARRYFORWARDS
                                       WHICH EXPIRE IN 2009
                                       --------------------
 Balanced Fund                              $   44,000
 European Fund                                 797,000
 Government Securities Fund                      1,000
 International Emerging Markets Fund           631,000
 International Fund I                          733,000
 International Fund II                         797,000
 International SmallCap Fund                   913,000
 LargeCap Blend Fund                           354,000
 LargeCap Growth Fund                          479,000
 LargeCap S&P 500 Index Fund                   105,000
 LargeCap Value Fund                           325,000
 MidCap Blend Fund                             273,000
 MidCap Growth Fund                            859,000
 Pacific Basin Fund                            425,000
 Partners LargeCap Blend Fund                  477,000
 Partners LargeCap Growth Fund I               727,000
 Partners LargeCap Growth Fund II              819,000
 Partners MidCap Blend Fund                    165,000
 Partners MidCap Growth Fund                 1,773,000
 Partners MidCap Value Fund                    333,000
 Partners SmallCap Growth Fund I             1,783,000
 Partners SmallCap Growth Fund II            1,059,000
 Real Estate Fund                              161,000
 Technology Fund                             1,608,000




OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes a previous version of the AICPA Audit and Accounting Guide for Investment Companies and Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As required, the Funds have adopted the provisions of the Guide.


3. OPERATING POLICIES



FOREIGN CURRENCY CONTRACTS. . At October 31, 2001, certain funds owned forward contracts to both purchase and sell foreign currencies at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each fund as an unrealized gain or loss. When the contract is closed, each fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



3. OPERATING POLICIES (CONTINUED)
                                                                                       VALUE AT     NET UNREALIZED
                                   FOREIGN CURRENCY   CONTRACTS TO                    OCTOBER 31,    APPRECIATION
                                  PURCHASE CONTRACTS     ACCEPT      IN EXCHANGE FOR     2001       (DEPRECIATION)
                                  ------------------  -------------  ---------------  -----------  ----------------
 European Fund                    British Pounds           138,000      $198,548       $200,477        $ 1,929
                                  Euro                     937,239       846,782        842,996         (3,786)
                                  Swiss Francs             302,482       186,694        185,357         (1,337)
 International Fund II            Australian Dollars       134,000        66,276         67,394          1,118
                                  British Pounds           570,204       829,087        828,356           (731)
                                  Euro                     179,177       164,331        161,154         (3,177)
                                  Hong Kong Dollars      1,201,108       154,000        154,018             18
                                  Japanese Yen         114,512,330       939,311        936,913         (2,398)
                                  Swiss Francs              14,734         9,000          9,029             29
 Pacific Basin Fund               Australian Dollars       151,000        74,685         75,944          1,259
                                  Hong Kong Dollars      2,341,828       300,081        300,293            212
                                  Indian Rupee             886,140        18,000         18,396            396
                                  Japanese Yen          29,150,760       238,572        238,366           (206)
                                  Korean Won            24,776,000        19,000         19,119            119
                                  Singapore Dollars        185,616       103,000        101,953         (1,047)
                                  Taiwan Dollars           400,143        11,741         11,588           (153)
                                  Thailand Baht             89,348         2,000          1,996             (4)
 Technology Fund                  British Pounds           122,238       176,358        177,579          1,221
                                  Euro                     224,000       203,928        201,493         (2,435)
                                  Japanese Yen          30,026,862       246,268        245,678           (590)
                                  Singapore Dollars        284,648       157,000        156,349           (651)
                                  Swiss Francs             135,489        83,000         83,025             25


3. OPERATING POLICIES (CONTINUED)

                                                                                       VALUE AT     NET UNREALIZED
                                   FOREIGN CURRENCY   CONTRACTS TO                    OCTOBER 31,    APPRECIATION
                                    SALE CONTRACTS       DELIVER     IN EXCHANGE FOR     2001       (DEPRECIATION)
                                  ------------------  -------------  ---------------  -----------  ----------------
 European Fund                    British Pounds           168,000     $  244,178     $  243,818       $   360
                                  Euro                   1,017,557        925,851        915,580        10,271
                                  Norwegian Kron           230,000         25,928         25,897            31
                                  Swedish Krona          1,208,786        114,788        113,608         1,180
                                  Swiss Francs             313,717        189,468        192,242        (2,774)
 International Fund II            Australian Dollars       140,000         74,760         70,598         4,162
                                  Euro                     206,493        185,323        185,809          (486)
                                  British Pounds           681,000        989,916        988,139         1,777
                                  Hong Kong Dollars      1,572,307        201,638        201,587            51
                                  Japanese Yen         126,828,842      1,047,875      1,039,543         8,332
                                  Swiss Francs              68,668         42,248         42,079           169
                                  Taiwan Dollars           867,500         25,000         25,083           (83)
 Pacific Basin Fund               Austalian Dollars        160,000         82,880         80,614         2,266
                                  Hong Kong Dollars      4,421,710        567,071        566,934           137
                                  Indian Rupee             844,900         17,000         17,540          (540)
                                  Japanese Yen          45,466,037        381,163        371,807         9,356
                                  Korean Won            98,129,282         74,908         75,727          (819)
                                  Singapore Dollars        184,693        104,194        101,446         2,748
                                  Taiwan Dollars         2,048,724         59,290         59,197            93
                                  Thailand Baht            586,931         12,974         13,113          (139)
 Partners LargeCap Growth Fund
 II                               Euro                      37,240         33,614         33,495           119
                                  Swiss Francs             219,444        134,463        134,458             5
 Technology Fund                  British Pounds           123,000        179,524        178,517         1,007
                                  Euro                     294,000        267,385        264,569         2,816
                                  Hong Kong Dollars      1,140,916        146,325        146,274            51
                                  Japanese Yen          45,830,148        378,415        375,181         3,234
                                  Singapore Dollars        284,273        159,836        156,142         3,694
                                  Swiss Francs             297,257        180,590        182,155        (1,565)




                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of each fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.



FUTURES CONTRACTS. . The Funds may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included in the net unrealized appreciation (depreciation) of investments on the statement of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.




JOINT TRADING ACCOUNT. . Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



LINE OF CREDIT. . Certain of the Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .5%. Additionally, a commitment fee is charged at the annual rate of
 .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each calendar quarter. At October 31, 2001 the High Quality Intermediate-Term Bond Fund had an outstanding borrowing of $105,000 at an annual rate of 3.19%. No other funds had outstanding borrowings at October 31, 2001 under the line of credit.



SHORT SALES . The Funds may engage in "short sales against the box." This technique involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a fund loses the opportunity to participate in the gain.



WRAPPER AGREEMENTS . The Capital Preservation Fund enters into wrapper agreements with wrap providers. A wrapper agreement is a derivative instrument that is designed to protect the fund from investment losses and under most circumstances maintain a constant net asset value per share. Under normal circumstances, the value of the wrapper agreement is expected to vary inversely with the market value of the fund's assets covered ("covered assets") by the wrapper agreement.

If the market value of the covered assets is less than their book value, the wrapper agreements are assets of the fund with a value equal to the difference. If the market value of the covered assets is more than their book value, the wrapper agreements are liabilities of the fund with a value equal to the excess.
 The book value of the wrapper agreement is equal to the purchase price of covered assets less the sale price of covered assets sold to cover share redemptions plus interest accrued at the crediting rate.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES. . The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Funds are as follows:

 Balanced Fund                                                                  0.50  %   MidCap Blend Fund            0.65%
 Bond & Mortgage Securities Fund                                                0.55      MidCap Growth Fund           0.65
 Capital Preservation Fund                                                      0.52      MidCap S&P 400 Index Fund    0.15
 European Fund                                                                  1.00      MidCap Value Fund            0.65
 Government Securities Fund                                                     0.40      Money Market Fund            0.40
 High Quality Intermediate-Term Bond Fund                                       0.40      Pacific Basin Fund           1.00
 High Quality Long-Term Bond Fund                                               0.40     Partners LargeCap Blend       0.75
                                                                                         Fund
 High Quality Short-Term Bond Fund                                              0.40     Partners LargeCap Growth      0.75
                                                                                         Fund I
 International Emerging Markets Fund                                            1.35     Partners LargeCap Growth      1.00
                                                                                         Fund II
 International Fund I                                                           0.90     Partners LargeCap Value       0.80
                                                                                         Fund
 International Fund II                                                          1.00      Partners MidCap Blend Fund   1.00
 International SmallCap Fund                                                    1.20                                   1.00
                                                                                         Partners MidCap Growth Fund
 LargeCap Blend Fund                                                            0.45      Partners MidCap Value Fund   1.00
 LargeCap Growth Fund                                                           0.55     Partners SmallCap Growth      1.10
                                                                                         Fund I
 LargeCap S&P 500 Index Fund                                                    0.15     Partners SmallCap Growth      1.00
                                                                                         Fund II
 LargeCap Value Fund                                                            0.45     Partners SmallCap Value       1.00
                                                                                         Fund
 LifeTime 2010 Fund                                                             0.1225    Real Estate Fund             0.85
 LifeTime 2020 Fund                                                             0.1225    SmallCap Blend Fund          0.75
 LifeTime 2030 Fund                                                             0.1225    SmallCap Growth Fund         0.75
 LifeTime 2040 Fund                                                             0.1225   SmallCap S&P 600 Index Fund   0.15
 LifeTime 2050 Fund                                                             0.1225    SmallCap Value Fund          0.75
 LifeTime Strategic Income Fund                                                 0.1225   Technology Fund               1.00

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

In addition to the management fee, Advisors Preferred, Advisors Select, Preferred and Select classes of shares of each fund pay the Manager a service fee and an administrative services fee computed at an annual percentage rate of each class's average daily net assets. The annual rate for the service fee and the administrative service fee are .17% and .09%, respectively, for the Advisors Preferred Class and Preferred Class; and .25% and .13%, respectively, for the Advisors Select Class and Select Class. Class J shares of each fund reimburses the Manager for transfer and administrative services. The Manager has agreed to provide portfolio accounting services for the Funds. Currently, there is no charge for these services.

The Manager has contractually agreed to reduce its fees and/or pay expenses for Class J shares of each fund and to reimburse up to .04% of the wrapper agreement premiums for the Capital Preservation Fund. The reductions and reimbursements are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period.



DISTRIBUTION FEES. . The Advisors Preferred, Advisors Select and Class J shares of each fund bear distribution fees of 0.31%, 0.37% and 0.50%, respectively. The fee is computed at an annual rate of the average daily net assets attributable to each class. Distribution fees are paid to Princor Financial Services Corporation, a portion of which may be paid to other selling dealers for providing certain services.



CONTINGENT DEFERRED SALES CHARGE (CDSC). . Class J shares are subject to a 1% CDSC on certain redemptions made within 18 months of purchase. The charge is based on the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC. The aggregate amount of these charges retained by Princor Financial Services Corporation for the periods ended October 31, 2001, were as follows:

 Balanced Fund                   $1,726    MidCap S&P 400 Index       $  893
                                           Fund
 Bond & Mortage Securities        3,107    MidCap Value Fund             846
 Fund
 Capital Preservation Fund           48    Money Market Fund           3,565
 Government Securities Fund       1,883    Pacific Basin Fund              9
 High Quality                       240    Partners LargeCap             134
 Intermediate-Term Bond Fund               Blend Fund
 High Quality Long-Term Bond        156    Partners LargeCap             133
 Fund                                      Growth Fund I
 High Quality Short-Term Bond       292    Partners LargeCap             223
 Fund                                      Growth Fund II
 International Emerging              20    Partners LargeCap             135
 Markets Fund                              Value Fund
 International Fund I               638    Partners MidCap Blend         650
                                           Fund
 International Fund II              259    Partners MidCap Growth        120
                                           Fund
 Inernational SmallCap Fund          76    Partners MidCap Value         189
                                           Fund
 LargeCap Blend Fund                890    Partners SmallCap              41
                                           Growth Fund I
 LargeCap Growth Fund               366    Partners SmallCap              39
                                           Growth Fund II
 LargeCap S&P 500 Index Fund      4,004    Partners SmallCap             124
                                           Value Fund
 LargeCap Value Fund                275    Real Estate Fund              481
 LifeTime 2010 Fund                  70    SmallCap Blend Fund           716
 LifeTime 2020 Fund                 125    SmallCap Growth Fund          257
 LifeTime 2030 Fund                 180    SmallCap S&P 600 Index        715
                                           Fund
 LifeTime 2040 Fund                 216    SmallCap Value Fund            62
 MidCap Blend Fund                  790    Technology Fund               171
 MidCap Growth Fund                 198

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED OWNERSHIP. . At October 31, 2001, Principal Life Insurance Company owned shares of the Funds as follows:

                         ADVISORS   ADVISORS
                         PREFERRED   SELECT   CLASS J  INSTITUTIONAL  PREFERRED   SELECT
                         ---------  --------  -------  -------------  ---------  ---------
 Balanced Fund            125,002    125,118   10,428       1,043       125,000   124,999
 Bond & Mortgage          250,005    250,232    9,671         966       250,000   249,998
 Securities Fund
 Capital Preservation     167,214    167,109  166,970     177,698       167,393   167,324
 Fund
 European Fund            125,054    125,051   10,299       1,490       121,733   124,929
 Government Securities    250,005    250,233    9,756         976       250,000   249,998
 Fund
 High Quality             250,005    249,998    9,709         971       250,000   249,997
 Intermediate-Term Bond
 Fund
 High Quality Long-Term   250,241    250,234    9,653         965       250,000   250,234
 Bond Fund
 High Quality             250,005    250,233    9,775         978       250,000   249,998
 Short-Term Bond Fund
 International Emerging   125,222    125,219    9,662         966       125,000   125,109
 Markets Fund
 International Fund I     125,123    125,241   10,449       1,045       125,000   125,120
 International Fund II    100,097    100,195   10,730     100,000       100,097   100,097
 International SmallCap   125,002    125,120   10,460       1,046       125,000   124,999
 Fund
 LargeCap Blend Fund      125,002    125,125   11,123       1,112       125,000   124,999
 LargeCap Growth Fund     125,144    125,141   12,903       1,290       125,000   125,140
 LargeCap S&P 500 Index   125,122    125,118   10,515       1,052       125,000   124,999
 Fund
 LargeCap Value Fund      125,114    125,111    9,728         972       125,000   124,999
 LifeTime 2010 Fund         1,000      1,000    9,960       1,000         1,000     1,000
 LifeTime 2020 Fund         1,000      1,000    9,980       1,000         1,000     1,000
 LifeTime 2030 Fund         1,000      1,000   10,000       1,000         1,000     1,000
 LifeTime 2040 Fund         1,000      1,000   10,020       1,000         1,000     1,000
 LifeTime 2050 Fund         1,000      1,000   10,030       1,000         1,000     1,000
 LifeTime Strategic         1,000      1,000    9,930       1,000         1,000     1,000
 Income Fund
 MidCap Blend Fund        125,002    125,112    9,970         997       125,000   124,999
 MidCap Growth Fund       125,262    125,259   12,469       1,247       125,000   125,129
 MidCap S&P 400 Index     125,223    125,110    9,921         992       125,000   125,109
 Fund
 MidCap Value Fund        125,110    125,107    9,488         949       125,000   124,999
 Money Market Fund        100,000    100,000  100,000      10,000     4,700,000   100,000
 Pacific Basin Fund       125,110    125,107   11,236       1,121       124,062   125,107
 Partners LargeCap        100,000    100,173    9,728     100,000       100,087   100,087
 Blend Fund
 Partners LargeCap        100,100    100,201   11,534     100,000       100,000   100,100
 Growth Fund I
 Partners LargeCap        100,102    100,205   11,779     100,000       100,102   100,102
 Growth Fund II
 Partners LargeCap        100,166    100,166    9,174     100,000       100,083   100,083
 Value Fund
 Partners MidCap Blend     83,500     83,500   82,500      83,500        83,500    83,500
 Fund
 Partners MidCap Growth   125,128    125,251   11,751       1,175       125,000   125,125
 Fund
 Partners MidCap Value    100,175    100,175    9,737     100,000       100,087   100,087
 Fund
 Partners SmallCap        100,204    100,204   11,933     100,000       100,102   100,102
 Growth Fund I
 Partners SmallCap        100,212    100,212   12,547     100,000       100,106   100,106
 Growth Fund II
 Partners SmallCap         83,500     83,500   82,500      83,500        83,500    83,500
 Value Fund
 Real Estate Fund         125,119    125,116   10,060       1,006       125,000   124,999
 SmallCap Blend Fund      125,214    125,210    9,497         949       125,000   125,105
 SmallCap Growth Fund     125,235    125,115   10,834       1,083       125,000   124,999
 SmallCap S&P 600 Index   125,104    125,202    9,183         918       125,000   125,100
 Fund
 SmallCap Value Fund      125,108    125,104    9,363         936       125,000   125,104
 Technology Fund          100,116    100,232   13,193     100,000       100,116   100,116

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED BROKERAGE COMMISSIONS. . No brokerage commissions were paid by the Funds to Princor Financial Services Corporation during the period. Brokerage commissions were paid to other affiliates by the following funds:


                                      PERIODS ENDED
                                     OCTOBER 31, 2001
                                     ----------------
 Partners LargeCap Value Fund            $46,467
 Partners LargeCap Growth Fund I             180
 Partners LargeCap Growth Fund II             20
 Partners MidCap Value Fund               20,240
 Partners SmallCap Growth Fund I           4,775

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

For the periods ended October 31, 2001, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                                                PURCHASES             SALES
                                         -----------------------  -------------
 Balanced Fund                                 $13,602,639         $ 4,892,136
 Bond & Mortgage Securities Fund                30,112,029          12,847,469
 Capital Preservation Fund                      10,514,249             680,058
 European Fund                                  11,835,988           6,026,674
 Government Securities Fund                     18,479,912           3,824,579
 High Quality Intermediate-Term Bond            15,401,242           6,581,214
 Fund
 High Quality Long-Term Bond Fund               15,904,228           5,619,752
 High Quality Short-Term Bond Fund              18,226,880           6,249,683
 International Emerging Markets Fund            11,575,878           6,131,833
 International Fund I                           13,037,257           4,156,247
 International Fund II                          14,204,193           6,716,002
 International SmallCap Fund                    11,037,815           5,391,020
 LargeCap Blend Fund                            10,781,104           3,273,340
 LargeCap Growth Fund                            9,050,004           1,404,794
 LargeCap S&P 500 Index Fund                    30,100,461          10,116,617
 LargeCap Value Fund                            16,134,957           6,917,206
 LifeTime 2010 Fund                              4,923,582              28,113
 LifeTime 2020 Fund                              4,054,111              31,767
 LifeTime 2030 Fund                              4,707,792             529,076
 LifeTime 2040 Fund                              5,056,758           1,809,001
 LifeTime 2050 Fund                              3,029,823             340,187
 LifeTime Strategic Income Fund                  2,229,749             477,215
 MidCap Blend Fund                               9,895,148           2,783,319
 MidCap Growth Fund                             18,175,788          11,599,551
 MidCap S&P 400 Index Fund                      10,464,292           3,374,604
 MidCap Value Fund                              14,002,824           6,533,458
 Pacific Basin Fund                              7,329,596           2,158,159
 Partners LargeCap Blend Fund                   26,311,290           5,684,556
 Partners LargeCap Growth Fund I                21,823,269           5,587,762
 Partners LargeCap Growth Fund II               14,373,167           6,263,937
 Partners LargeCap Value Fund                   29,189,672           1,582,112
 Partners MidCap Blend Fund                     12,258,118           5,832,309
 Partners MidCap Growth Fund                    19,500,463          13,798,395
 Partners MidCap Value Fund                     18,896,877          11,392,265
 Partners SmallCap Growth Fund I                19,111,928           9,188,040
 Partners SmallCap Growth Fund II               10,732,527           4,981,810
 Partners SmallCap Value Fund                   13,068,264           2,658,166
 Real Estate Fund                               10,953,053           3,830,029
 SmallCap Blend Fund                            12,940,252           6,022,139
 SmallCap Growth Fund                           15,003,253           8,044,002
 SmallCap S&P 600 Index Fund                    10,238,684           3,252,695
 SmallCap Value Fund                            10,824,194           4,519,729
 Technology Fund                                11,711,402           4,571,524



The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2001, the Government Securities Fund and the High Quality Intermediate-Term Bond Fund had TBA purchase commitments involving securities with face amounts of $1,000,000 and $100,000, cost of $1,026,641 and $99,313 and market values of $1,035,354 and $101,156, respectively.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

At October 31, 2001, net federal income tax unrealized appreciation (depreciation) of investments by the Funds was composed of the following:

                                                                                                 GROSS UNREALIZED              NET
                                                                                        ----------------------------------- UNREALIZ
                                                                          INVESTMENTS                                     (DEPRECIAT
                                                                           AT TAX COST  APPRECIATION       (DEPRECIATION)      OF
                                                                          ------------  ------------       --------------  INVESTMEN
                                                                                                                          ----------
 Balanced Fund                                                            $ 9,784,642   $         260,071  $    (              $
 Bond & Mortgage Securities Fund                                           22,737,036             861,673
 Capital Preservation Fund                                                 10,764,862             295,701
 European Fund                                                              4,992,812              49,874
 Government Securities Fund                                                18,454,668             682,359
 High Quality Intermediate-Term Bond Fund                                  11,752,413             609,263
 High Quality Long-Term Bond Fund                                          11,110,125             631,335
 High Quality Short-Term Bond Fund                                         12,125,112             472,434
 International Emerging Markets Fund                                        5,015,777             248,466
 International Fund I                                                       8,579,801              55,889       (
 International Fund II                                                      6,691,058             137,723
 International SmallCap Fund                                                4,953,815             215,464
 LargeCap Blend Fund                                                        7,526,338             150,762       (
 LargeCap Growth Fund                                                       7,644,801             144,697       (
 LargeCap S&P 500 Index Fund                                               20,980,002             360,970       (
 LargeCap Value Fund                                                        9,389,374             290,856
 LifeTime 2010 Fund                                                         4,895,474              70,506
 LifeTime 2020 Fund                                                         4,022,344              54,800
 LifeTime 2030 Fund                                                         4,179,008              66,128
 LifeTime 2040 Fund                                                         3,250,044              92,325
 LifeTime 2050 Fund                                                         2,690,609              16,685
 LifeTime Strategic Income Fund                                             1,752,436              24,200
 MidCap Blend Fund                                                          7,543,872             262,277
 MidCap Growth Fund                                                         5,901,024             176,208       (
 MidCap S&P 400 Index Fund                                                  7,391,964             500,216       (
 MidCap Value Fund                                                          8,587,677             308,198
 Pacific Basin Fund                                                         4,746,312              82,256       (
 Partners LargeCap Blend Fund                                              20,144,215             533,945       (
 Partners LargeCap Growth Fund I                                           15,508,726             507,082       (
 Partners LargeCap Growth Fund II                                           7,290,619             106,549
 Partners LargeCap Value Fund                                              27,743,020             941,274       (
 Partners MidCap Blend Fund                                                 6,261,055             344,737
 Partners MidCap Growth Fund                                                3,929,305             293,258
 Partners MidCap Value Fund                                                 7,170,045             271,404
 Partners SmallCap Growth I Fund                                            8,141,084             937,643       (
 Partners SmallCap Growth II Fund                                           4,691,363             240,961       (
 Partners SmallCap Value Fund                                              10,617,068             508,381       (
 Real Estate Fund                                                           7,184,694             328,481
 SmallCap Blend Fund                                                        7,665,489             800,056
 SmallCap Growth Fund                                                       7,529,886             342,557       (
 SmallCap S&P 600 Index Fund                                                7,175,226             858,625
 SmallCap Value Fund                                                        7,291,229             541,541
 Technology Fund                                                            5,527,562              70,613       (


The Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS

                                                                            BOND & MORTGAGE    CAPITAL
                                                                 BALANCED     SECURITIES     PRESERVATION   EUROPEAN
                                                                   FUND          FUND            FUND         FUND
                                                                ----------  ---------------  ------------   --------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    125,002       250,005         165,000      125,054
  Advisors Select.............................................    204,839       250,232         165,000      242,541
  Class J.....................................................    461,238       778,881         235,872       31,108
  Institutional...............................................      1,043       529,536         175,000        1,490
  Preferred...................................................    470,000       970,000         165,000      466,733
  Select......................................................    124,999       249,998         165,000      124,929
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --            --           2,417           --
  Advisors Select.............................................         --            --           2,302           --
  Class J.....................................................         --         8,617           2,518           --
  Institutional...............................................         --         4,747           2,944           --
  Preferred...................................................         --            --           2,611           --
  Select......................................................         --            --           2,536           --
 Shares redeemed:
  Advisors Preferred..........................................         --            --              --           --
  Advisors Select.............................................    (10,585)           --              --      (37,752)
  Class J.....................................................    (29,441)      (47,182)           (785)        (542)
  Institutional...............................................         --       (58,829)             --           --
  Preferred...................................................   (345,000)     (720,000)             --     (345,000)
  Select......................................................         --            --              --           --
                                                                ---------     ---------       ---------     --------
                                       Net Increase (Decrease)  1,002,095     2,216,005       1,085,415      608,561
                                                                =========     =========       =========     ========

Transactions in Capital Shares by fund were as follows:




6. CAPITAL SHARE TRANSACTIONS (CONTINUED)
                                                                GOVERNMENT    HIGH QUALITY     HIGH QUALITY   HIGH QUALITY
                                                                SECURITIES  INTERMEDIATE-TERM   LONG-TERM      SHORT-TERM
                                                                   FUND         BOND FUND       BOND FUND      BOND FUND
                                                                ----------  -----------------  ------------   ------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    250,005        250,005          250,241        250,005
  Advisors Select.............................................    254,200        272,509          250,234        250,233
  Class J.....................................................    434,697        126,095          115,757         97,315
  Institutional...............................................    357,194            971              965        125,595
  Preferred...................................................    971,173        970,000          970,000        970,000
  Select......................................................    249,998        249,997          250,234        249,998
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --             --               --             --
  Advisors Select.............................................         45            386               --             --
  Class J.....................................................      5,396          1,437            1,349          1,147
  Institutional...............................................      3,556             --               --          1,502
  Preferred...................................................          5             --               --             --
  Select......................................................         --             --               --             --
 Shares redeemed:
  Advisors Preferred..........................................         --             --               --             --
  Advisors Select.............................................     (1,410)        (2,364)              --             --
  Class J.....................................................    (23,507)        (2,836)          (4,421)        (3,927)
  Institutional...............................................    (39,596)            --               --        (11,910)
  Preferred...................................................   (720,000)      (720,000)        (720,000)      (720,000)
  Select......................................................         --             --               --             --
                                                                ---------      ---------        ---------      ---------
                                       Net Increase (Decrease)  1,741,756      1,146,200        1,114,359      1,209,958
                                                                =========      =========        =========      =========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  INTERNATIONAL                                 INTERNATIONAL
                                                    EMERGING     INTERNATIONAL  INTERNATIONAL     SMALLCAP
                                                  MARKETS FUND      FUND I         FUND II           FUND
                                                  -------------  -------------  -------------   -------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred............................     125,222        125,123        100,097         125,002
  Advisors Select...............................     125,219        134,077        100,195         125,121
  Class J.......................................      43,552        310,811        130,458          89,724
  Institutional.................................      44,846        279,587      1,210,320          25,885
  Preferred.....................................     470,000        470,000        100,097         470,000
  Select........................................     125,109        125,120        100,097         124,999
 Shares issued in reinvestment of dividends and
 distributions:
  Advisors Preferred............................          --             --             --              --
  Advisors Select...............................          --             --             --              --
  Class J.......................................          --             --             --              --
  Institutional.................................          --             --             --              --
  Preferred.....................................          --             --             --              --
  Select........................................          --             --             --              --
 Shares redeemed:
  Advisors Preferred............................          --             --             --              --
  Advisors Select...............................          --         (2,123)            --              (1)
  Class J.......................................      (1,522)       (18,979)        (7,310)         (4,335)
  Institutional.................................      (7,074)       (40,703)      (923,219)         (6,197)
  Preferred.....................................    (345,000)      (345,000)            --        (345,000)
  Select........................................          --             --             --              --
                                                    --------      ---------      ---------        --------
                         Net Increase (Decrease)     580,352      1,037,913        810,735         605,198
                                                    ========      =========      =========        ========


6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                          LARGECAP   LARGECAP    LARGECAP
                                            BLEND     GROWTH     S&P 500      LARGECAP
                                             FUND      FUND     INDEX FUND   VALUE FUND
                                          --------   --------   ----------   ----------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred....................   125,002    125,144     125,122     125,114
  Advisors Select.......................   125,125    125,142     136,520     305,377
  Class J...............................   358,191    241,775   1,703,351     135,247
  Institutional.........................     1,112    289,106       1,052     250,595
  Preferred.............................   470,000    470,000     638,574     470,000
  Select................................   124,999    125,140     124,999     124,999
 Shares issued in reinvestment of
 dividends and distributions:
  Advisors Preferred....................        --         --          --          --
  Advisors Select.......................        --         --          --          --
  Class J...............................        --         --          --          --
  Institutional.........................        --         --          --          --
  Preferred.............................        --         --          --          --
  Select................................        --         --          --          --
 Shares redeemed:
  Advisors Preferred....................        --         --          --          --
  Advisors Select.......................        --         (1)     (3,184)    (23,635)
  Class J...............................   (15,698)   (12,847)    (95,393)    (16,129)
  Institutional.........................        --    (42,139)         --     (37,698)
  Preferred.............................  (345,000)  (345,000)   (345,000)   (345,000)
  Select................................        --         --          --          --
                                          --------   --------   ---------    --------
                 Net Increase (Decrease)   843,731    976,320   2,286,041     988,870
                                          ========   ========   =========    ========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                          LIFETIME   LIFETIME   LIFETIME    LIFETIME
                                          2010 FUND  2020 FUND  2030 FUND   2040 FUND
                                          ---------  ---------  ---------   ---------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred....................    1,000      1,000      1,000        1,000
  Advisors Select.......................    1,000      1,000      1,000        1,000
  Class J...............................   50,479    121,039     91,596       38,889
  Institutional.........................  440,700    293,366    457,990      497,730
  Preferred.............................    1,000      1,000      1,000        1,000
  Select................................    1,000      1,000      1,000        1,000
 Shares issued in reinvestment of
 dividends and distributions:
  Advisors Preferred....................       --         --         --           --
  Advisors Select.......................       --         --         --           --
  Class J...............................       --         --         --           --
  Institutional.........................       --         --         --           --
  Preferred.............................       --         --         --           --
  Select................................       --         --         --           --
 Shares redeemed:
  Advisors Preferred....................       --         --         --           --
  Advisors Select.......................       --         --         --           --
  Class J...............................     (848)    (1,984)    (3,234)      (2,899)
  Institutional.........................   (1,125)    (3,292)   (57,492)    (187,771)
  Preferred.............................       --         --         --           --
  Select................................       --         --         --           --
                                          -------    -------    -------     --------
                 Net Increase (Decrease)  493,206    413,129    492,860      349,949
                                          =======    =======    =======     ========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                       LIFETIME     MIDCAP      MIDCAP
                                          LIFETIME    STRATEGIC      BLEND      GROWTH
                                          2050 FUND  INCOME FUND     FUND        FUND
                                          ---------  -----------    ------      ------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred....................    1,000        1,000      125,002     125,262
  Advisors Select.......................    1,000        1,000      125,727     128,143
  Class J...............................   30,009       10,411      296,165     255,087
  Institutional.........................  279,341      207,991          997       1,247
  Preferred.............................    1,000        1,000      470,000     470,000
  Select................................    1,000        1,000      124,999     125,129
 Shares issued in reinvestment of
 dividends and distributions:
  Advisors Preferred....................       --           --           --          --
  Advisors Select.......................       --           --           --          --
  Class J...............................       --           --           --          --
  Institutional.........................       --           --           --          --
  Preferred.............................       --           --           --          --
  Select................................       --           --           --          --
 Shares redeemed:
  Advisors Preferred....................       --           --           --          --
  Advisors Select.......................       --           --         (127)       (730)
  Class J...............................     (345)          --      (18,096)     (9,875)
  Institutional.........................  (33,829)     (46,114)          --          --
  Preferred.............................       --           --     (345,000)   (345,000)
  Select................................       --           --           --          --
                                          -------      -------     --------    --------
                 Net Increase (Decrease)  279,176      176,288      779,667     749,263
                                          =======      =======     ========    ========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  MIDCAP
                                                                  S&P 400      MIDCAP       MONEY       PACIFIC
                                                                INDEX FUND   VALUE FUND  MARKET FUND   BASIN FUND
                                                                ----------   ----------  -----------   ----------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    125,223     125,110       100,000     125,110
  Advisors Select.............................................    125,111     125,107       867,307     125,108
  Class J.....................................................    248,795     331,167     7,883,440      21,110
  Institutional...............................................        992         949       232,980       1,121
  Preferred...................................................    470,874     470,000     4,700,000     469,062
  Select......................................................    125,109     124,999       100,000     125,107
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --          --            --          --
  Advisors Select.............................................         --          --         9,106          --
  Class J.....................................................         --          --        43,997          --
  Institutional...............................................         --          --         1,405          --
  Preferred...................................................         --          --            --          --
  Select......................................................         --          --            --          --
 Shares redeemed:
  Advisors Preferred..........................................         --          --            --          --
  Advisors Select.............................................         (1)         --      (209,272)         (1)
  Class J.....................................................    (14,505)    (19,462)     (658,994)       (949)
  Institutional...............................................         --          --       (48,316)         --
  Preferred...................................................   (345,000)   (345,000)           --    (345,000)
  Select......................................................         --          --            --          --
                                                                 --------    --------    ----------    --------
                                       Net Increase (Decrease)    736,598     812,870    13,021,653     520,668
                                                                 ========    ========    ==========    ========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PARTNERS     PARTNERS        PARTNERS       PARTNERS
                                                                 LARGECAP     LARGECAP        LARGECAP       LARGECAP
                                                                BLEND FUND  GROWTH FUND I  GROWTH FUND II   VALUE FUND
                                                                ----------  -------------  --------------   ----------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    100,000      100,100        100,102         100,166
  Advisors Select.............................................    102,878      115,055        100,205         100,166
  Class J.....................................................     64,323      151,609         99,746          73,986
  Institutional...............................................  2,114,494    1,993,632        817,562       3,060,999
  Preferred...................................................    100,087      100,000        100,102         100,083
  Select......................................................    100,087      100,100        100,102         100,083
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --           --             --              --
  Advisors Select.............................................         --           --             --              --
  Class J.....................................................         --           --             --              --
  Institutional...............................................         --           --             --              --
  Preferred...................................................         --           --             --              --
  Select......................................................         --           --             --              --
 Shares redeemed:
  Advisors Preferred..........................................         --           --             --              --
  Advisors Select.............................................       (694)      (5,864)            --              --
  Class J.....................................................     (2,193)      (7,890)        (5,033)         (5,981)
  Institutional...............................................   (460,934)    (494,516)      (388,380)       (772,149)
  Preferred...................................................         --           --             --              --
  Select......................................................         --           --             --              --
                                                                ---------    ---------       --------       ---------
                                       Net Increase (Decrease)  2,118,048    2,052,226        924,406       2,757,353
                                                                =========    =========       ========       =========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                   PARTNERS    PARTNERS     PARTNERS      PARTNERS
                                                    MIDCAP      MIDCAP       MIDCAP       SMALLCAP
                                                  BLEND FUND  GROWTH FUND  VALUE FUND   GROWTH FUND I
                                                  ----------  -----------  ----------   -------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred............................    83,500      125,128     100,175        100,204
  Advisors Select...............................    83,500      125,251     107,913        100,204
  Class J.......................................   151,584      116,133     102,012         45,397
  Institutional.................................   242,888        1,175     684,574      1,181,621
  Preferred.....................................    83,500      470,000     100,087        100,102
  Select........................................    83,500      125,125     100,087        100,102
 Shares issued in reinvestment of dividends and
 distributions:
  Advisors Preferred............................        --           --          --             --
  Advisors Select...............................        --           --          --             --
  Class J.......................................        --           --          --             --
  Institutional.................................        --           --          --             --
  Preferred.....................................        --           --          --             --
  Select........................................        --           --          --             --
 Shares redeemed:
  Advisors Preferred............................        --           --          --             --
  Advisors Select...............................        --           --      (2,286)            --
  Class J.......................................    (7,776)     (10,559)     (6,673)          (935)
  Institutional.................................      (254)          --    (370,960)      (420,681)
  Preferred.....................................        --     (345,000)         --             --
  Select........................................        --           --          --             --
                                                   -------     --------    --------      ---------
                         Net Increase (Decrease)   720,442      607,253     814,929      1,206,014
                                                   =======     ========    ========      =========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                     PARTNERS      PARTNERS
                                                     SMALLCAP      SMALLCAP    REAL ESTATE    SMALLCAP
                                                  GROWTH FUND II  VALUE FUND      FUND       BLEND FUND
                                                  --------------  ----------   -----------   ----------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred............................     100,212         83,500      125,119      125,214
  Advisors Select...............................     100,212         83,500      130,470      127,917
  Class J.......................................      53,318        150,556      214,042      252,411
  Institutional.................................     547,223        774,414        1,006          949
  Preferred.....................................     100,106         83,500      470,295      470,000
  Select........................................     100,106         83,500      124,999      125,105
 Shares issued in reinvestment of dividends and
 distributions:
  Advisors Preferred............................          --             --           --           --
  Advisors Select...............................          --             --           --           --
  Class J.......................................          --             --           --           --
  Institutional.................................          --             --           --           --
  Preferred.....................................          --             --           --           --
  Select........................................          --             --           --           --
 Shares redeemed:
  Advisors Preferred............................          --             --           --           --
  Advisors Select...............................          --             --       (1,647)        (874)
  Class J.......................................      (3,536)        (2,545)     (12,423)     (13,569)
  Institutional.................................    (361,100)      (205,934)          --           --
  Preferred.....................................          --             --     (345,000)    (345,000)
  Select........................................          --             --           --           --
                                                    --------      ---------     --------     --------
                         Net Increase (Decrease)     636,541      1,050,491      706,861      742,153
                                                    ========      =========     ========     ========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                              SMALLCAP
                                                                 SMALLCAP     S&P 600     SMALLCAP    TECHNOLOGY
                                                                GROWTH FUND  INDEX FUND  VALUE FUND      FUND
                                                                -----------  ----------  ----------  ------------
 PEIRODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Advisors Preferred..........................................    125,235     125,104     125,108      100,116
  Advisors Select.............................................    130,042     125,202     125,104      100,232
  Class J.....................................................    189,392     196,544      81,110      195,713
  Institutional...............................................     90,205         918     127,886      799,056
  Preferred...................................................    470,000     470,527     470,000      100,116
  Select......................................................    124,999     125,100     125,104      100,116
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --          --          --           --
  Advisors Select.............................................         --          --          --           --
  Class J.....................................................         --          --          --           --
  Institutional...............................................         --          --          --           --
  Preferred...................................................         --          --          --           --
  Select......................................................         --          --          --           --
 Shares redeemed:
  Advisors Preferred..........................................         --          --          --           --
  Advisors Select.............................................     (2,611)         --          --           --
  Class J.....................................................     (8,449)    (12,993)     (9,684)     (15,810)
  Institutional...............................................    (13,985)         --     (19,407)    (474,225)
  Preferred...................................................   (345,000)   (345,000)   (345,000)          --
  Select......................................................         --          --          --           --
                                                                 --------    --------    --------     --------
                                       Net Increase (Decrease)    759,828     685,402     680,221      905,314
                                                                 ========    ========    ========     ========



                                      122



                            SCHEDULE OF INVESTMENTS
                                 BALANCED FUND

                                OCTOBER 31, 2001

                                                            Shares
                                                             Held                 Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (51.10%)
ADVERTISING AGENCIES (0.35%)
                                                                                $
 Interpublic Group                                             1,400                31,430
AEROSPACE & DEFENSE (0.30%)
 Boeing                                                          840                27,384
AEROSPACE & DEFENSE EQUIPMENT (0.26%)
 United Technologies                                             430                23,173
AIRLINES (0.13%)
 Delta Air Lines                                                 520                11,887
APPAREL MANUFACTURERS (0.15%)
 Jones Apparel Group /1/                                         500                13,800
APPLICATIONS SOFTWARE (0.44%)
 Microsoft /1/                                                   430                25,004
 Siebel Systems /1/                                              920                15,024
                                                                                    40,028
AUTO-CARS & LIGHT TRUCKS (0.19%)
 General Motors                                                  420                17,354
BROADCASTING SERVICES & PROGRAMMING (0.29%)
 Liberty Media /1/                                             2,247                26,267
CABLE TV (0.92%)
 Comcast                                                       2,320                83,149
CELLULAR TELECOMMUNICATIONS (0.47%)
 Sprint /1/                                                    1,910                42,593
CHEMICALS-DIVERSIFIED (0.52%)
 Dow Chemical                                                    510                16,958
 E.I. Du Pont de Nemours                                         760                30,392
                                                                                    47,350
CHEMICALS-SPECIALTY (0.26%)
 Ashland                                                         590                23,753
COMMERCIAL BANKS (0.13%)
 Commerce Bancshares                                             323                11,715
COMMERCIAL SERVICE-FINANCE (0.81%)
 H&R Block                                                       860                29,309
 Paychex                                                       1,370                43,922
                                                                                    73,231
COMPUTER SERVICES (0.54%)
 Computer Sciences /1/                                         1,120                40,219
 Unisys                                                          930                 8,305
                                                                                    48,524
COMPUTERS (0.69%)
 Compaq Computer                                               1,105                 9,669
 Hewlett-Packard                                               1,225                20,616
 Sun Microsystems /1/                                          3,140                31,871
                                                                                    62,156
COMPUTERS-MEMORY DEVICES (0.50%)
 EMC                                                           1,920                23,654
 Veritas Software /1/                                            770                21,853
                                                                                    45,507
COSMETICS & TOILETRIES (0.51%)
 Kimberly-Clark                                                  345                19,151
                                                            Shares
                                                             Held                 Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                                                $
 Procter & Gamble                                                360                26,561
                                                                                    45,712
CRUISE LINES (0.18%)
 Royal Caribbean Cruises                                       1,500                16,500
DATA PROCESSING & MANAGEMENT (0.51%)
 Automatic Data Processing                                       890                45,977
DIVERSIFIED FINANCIAL SERVICES (1.84%)
 Citigroup                                                     3,660               166,603
DIVERSIFIED MANUFACTURING OPERATIONS (2.25%)
 Cooper Industries                                               790                30,573
 Danaher                                                         400                22,296
 General Electric                                              2,490                90,661
 Honeywell International                                       1,100                32,505
 Tyco International                                              545                26,781
                                                                                   202,816
E-COMMERCE/SERVICES (0.24%)
 TMP Worldwide /1/                                               710                21,194
ELECTRIC PRODUCTS-MISCELLANEOUS (0.26%)
 Emerson Electric                                                470                23,039
ELECTRIC-INTEGRATED (1.55%)
 American Electric Power                                         670                28,073
 Cinergy                                                         457                13,792
 CMS Energy                                                    1,570                33,771
 NiSource                                                      1,220                28,975
 Reliant Energy                                                1,255                35,077
                                                                                   139,688
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.57%)
 Intel                                                         1,120                27,350
 Texas Instruments                                               850                23,792
                                                                                    51,142
ENTERPRISE SOFTWARE/SERVICE (0.41%)
 BEA Systems /1/                                               1,350                16,389
 Computer Associates International                               680                21,026
                                                                                    37,415
FIDUCIARY BANKS (0.30%)
 Bank of New York                                                190                 6,462
 State Street                                                    460                20,948
                                                                                    27,410
FINANCE-CREDIT CARD (0.37%)
 American Express                                                770                22,661
 Capital One Financial                                           260                10,741
                                                                                    33,402
FINANCE-INVESTMENT BANKER & BROKER (0.70%)
 Merrill Lynch                                                   470                20,544
 Morgan Stanley Dean Witter                                      870                42,560
                                                                                    63,104
FINANCE-MORTGAGE LOAN/BANKER (1.02%)
 Federal Home Loan Mortgage                                      410                27,806
 Federal National Mortgage Association                           795                64,363
                                                                                    92,169
                                                            Shares
                                                             Held                 Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL GUARANTEE INSURANCE (0.73%)
                                                                                $
 AMBAC Financial Group                                           540                25,920
 MGIC Investment                                                 780                40,357
                                                                                    66,277
FOOD-MISCELLANEOUS/DIVERSIFIED (0.59%)
 Conagra Foods                                                 1,120                25,648
 Sara Lee                                                      1,240                27,640
                                                                                    53,288
FOOD-RETAIL (0.37%)
 Safeway /1/                                                     800                33,320
FOOD-WHOLESALE/DISTRIBUTION (0.59%)
 Sysco                                                         2,220                53,524
INTERNET SECURITY (0.14%)
 Check Point Software Technologies /1/                           420                12,398
LIFE & HEALTH INSURANCE (1.01%)
 Cigna                                                           340                24,786
 Conseco                                                         950                 2,841
 Jefferson-Pilot                                                 660                27,291
 Lincoln National                                                855                36,209
                                                                                    91,127
MACHINERY-GENERAL INDUSTRY (0.31%)
 Ingersoll-Rand                                                  750                27,975
MEDICAL INSTRUMENTS (1.47%)
 Biomet                                                        1,425                43,463
 Guidant                                                         340                14,113
 Medtronic                                                     1,870                75,361
                                                                                   132,937
MEDICAL PRODUCTS (1.06%)
 Johnson & Johnson                                             1,660                96,131
MEDICAL-DRUGS (3.88%)
 Abbott Laboratories                                             399                21,139
 Bristol-Myers Squibb                                          1,310                70,019
 Merck                                                           795                50,729
 Pfizer                                                        3,900               163,410
 Schering-Plough                                               1,220                45,360
                                                                                   350,657
MEDICAL-GENERIC DRUGS (0.18%)
 Watson Pharmaceutical /1/                                       340                16,211
MEDICAL-HMO (0.47%)
 Anthem /1/                                                      260                10,889
 Wellpoint Health Networks /1/                                   280                31,245
                                                                                    42,134
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.77%)
 Cardinal Health                                               1,040                69,794
METAL-ALUMINUM (0.23%)
 Alcoa                                                           630                20,330
MONEY CENTER BANKS (1.08%)
 Bank of America                                               1,000                58,990
 JP Morgan Chase                                               1,095                38,719
                                                                                    97,709
                                                            Shares
                                                             Held                 Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (1.68%)
                                                                                $
 Allstate                                                        800                25,104
 American International Group                                  1,080                84,888
 Hartford Financial Services                                     345                18,630
 Safeco                                                          740                22,822
                                                                                   151,444
MULTIMEDIA (1.36%)
 AOL Time Warner /1/                                           3,020                94,254
 Viacom /1/                                                      430                15,700
 Walt Disney                                                     670                12,455
                                                                                   122,409
NETWORKING PRODUCTS (0.85%)
 Cisco Systems /1/                                             4,060                68,695
 Lucent Technologies                                           1,255                 8,409
                                                                                    77,104
OIL COMPANY-EXPLORATION & PRODUCTION (0.43%)
 Burlington Resources                                            600                22,350
 Devon Energy                                                    420                16,086
                                                                                    38,436
OIL COMPANY-INTEGRATED (2.62%)
 ChevronTexaco                                                   319                28,247
 Conoco                                                        1,570                40,349
 Exxon Mobil                                                   1,980                78,111
 Phillips Petroleum                                              350                19,044
 Unocal                                                        1,160                37,352
 USX-Marathon Group                                            1,200                33,108
                                                                                   236,211
PAPER & RELATED PRODUCTS (0.41%)
 International Paper                                             400                14,320
 Mead                                                            850                22,814
                                                                                    37,134
PHARMACEUTICALS (0.47%)
 Pharmacia                                                     1,050                42,546
PIPELINES (0.29%)
 Questar                                                       1,200                26,400
PUBLICLY TRADED INVESTMENT FUND (2.13%)
 iShares MSCI Japan Index Fund                                 1,680                14,095
 iShares MSCI United Kingdom Index Fund                        2,800                39,956
 iShares S&P Europe 350 Index Fund                             2,495               138,597
                                                                                   192,648
REGIONAL BANKS (1.78%)
 Bank One                                                        800                26,552
 Fifth Third Bancorp                                             940                53,035
 FleetBoston Financial                                         1,175                38,610
 PNC Financial Services Group                                    435                23,882
 Wells Fargo                                                     480                18,960
                                                                                   161,039
RETAIL-APPAREL & SHOE (0.19%)
 Limited                                                       1,570                17,506
RETAIL-BEDDING (0.76%)
 Bed Bath & Beyond /1/                                         2,720                68,163
                                                            Shares
                                                             Held                 Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-BUILDING PRODUCTS (0.25%)
                                                                                $
 Home Depot                                                      590                22,556
RETAIL-MAJOR DEPARTMENT STORE (0.29%)
 May Department Stores                                           830                26,104
RETAIL-REGIONAL DEPARTMENT STORE (0.73%)
 Federated Department Stores /1/                                 590                18,874
 Kohls /1/                                                       850                47,269
                                                                                    66,143
RETAIL-RESTAURANTS (0.45%)
 McDonald's                                                    1,570                40,930
SAVINGS & LOANS/THRIFTS (0.56%)
 Washington Mutual                                             1,670                50,417
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.20%)
 Linear Technology                                             1,140                44,232
 Maxim Integrated Products /1/                                 1,400                64,050
                                                                                   108,282
SEMICONDUCTOR EQUIPMENT (0.12%)
 Applied Materials /1/                                           320                10,915
TELECOMMUNICATION EQUIPMENT (0.38%)
 ADC Telecommunications /1/                                    1,010                 4,595
 Comverse Technology /1/                                         780                14,672
 Nortel Networks                                               2,560                14,874
                                                                                    34,141
TELEPHONE-INTEGRATED (2.66%)
 AT&T                                                          3,040                46,360
 BellSouth                                                     1,330                49,210
 McLeodUSA /1/                                                 1,070                   803
 SBC Communications                                            1,340                51,067
 Sprint                                                        1,430                28,600
 Verizon Communications                                          565                28,143
 WorldCom /1/                                                  2,660                35,777
                                                                                   239,960
TOBACCO (0.43%)
 Philip Morris                                                   830                38,844
TRANSPORT-RAIL (0.15%)
 Burlington Northern Santa Fe                                    500                13,435
WIRELESS EQUIPMENT (0.37%)
 Motorola                                                      2,035                33,313
                                                TOTAL COMMON STOCKS              4,615,364

                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
BONDS (23.14%)
AEROSPACE & DEFENSE (0.34%)
 Northrop Grumman                                         10,000,000
                                                          $                     $
  7.75%; 02/15/31                                             10,000                10,770
 Raytheon                                                 10,000,000
  6.45%; 08/15/02                                             10,000                10,172
                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
                                                          $                     $

 Raytheon (continued)
                                                          $                     $
  7.20%; 08/15/27                                             10,000                10,073
                                                                                    31,015
AIRLINES (0.22%)
 Southwest Airlines                                       10,000,000
  5.10%; 05/01/06                                             20,000                20,231
AUTO-CARS & LIGHT TRUCKS (0.31%)
 Ford Motor                                               10,000,000
  7.45%; 07/16/31                                             30,000                28,050
BROADCASTING SERVICES & PROGRAMMING (0.18%)
 Clear Channel Communications                             10,000,000
  7.88%; 06/15/05                                             15,000                16,137
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.17%)
 Masco                                                    10,000,000
  6.00%; 05/03/04                                             15,000                15,607
BUILDING PRODUCTS-AIR & HEATING (0.17%)
 York International                                       10,000,000
  6.63%; 08/15/06                                             15,000                15,691
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.18%)
 Cemex Central Sa De Cv /2/                               10,000,000
  8.63%; 07/18/03                                             15,000                15,787
BUILDING PRODUCTS-WOOD (0.22%)
 Celulosa Arauco y Constitucion                           10,000,000
  7.75%; 09/13/11                                             20,000                20,051
CABLE TV (0.23%)
 Comcast Cable Communications                             10,000,000
  6.88%; 06/15/09                                             20,000                20,924
CELLULAR TELECOMMUNICATIONS (0.24%)
 Telus                                                    10,000,000
  7.50%; 06/01/07                                             10,000                10,747
  8.00%; 06/01/11                                             10,000                10,901
                                                                                    21,648
CHEMICALS-DIVERSIFIED (0.28%)
 Chevron Phillips Chemical                                10,000,000
  7.00%; 03/15/11                                             20,000                20,430
 Equistar Chemicals                                       10,000,000
  8.50%; 02/15/04                                              5,000                 4,822
                                                                                    25,252
COMMERCIAL BANKS (0.35%)
 US Bank                                                  10,000,000
  6.38%; 08/01/11                                             30,000                31,272
CREDIT CARD ASSET BACKED SECURITIES (0.35%)
 Citibank Credit Card Master Trust I                      10,000,000
  5.50%; 02/15/06                                             30,000                31,483
CREDIT CARD CONTROL AMORTIZATION (0.60%)
 Sears Credit Account Master Trust                        10,000,000
  6.20%; 07/16/07                                             21,875                22,584
  7.25%; 11/15/07                                             30,000                32,024
                                                                                    54,608
                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (0.31%)
 Citigroup                                                10,000,000
                                                          $                     $
  7.25%; 10/01/10                                             25,000                27,724
DIVERSIFIED MANUFACTURING OPERATIONS (0.34%)
 Tyco International                                       10,000,000
  4.95%; 08/01/03                                             30,000                30,675
DIVERSIFIED OPERATIONS (0.52%)
 Hutchison Whampoa International /2/                      10,000,000
  7.00%; 02/16/11                                             20,000                20,393
 Rio Tinto Finance                                        10,000,000
  5.75%; 07/03/06                                             25,000                26,168
                                                                                    46,561
ELECTRIC-GENERATION (0.12%)
 Reliant Energy Finance /2/                               10,000,000
  7.40%; 11/15/02                                             10,000                10,364
ELECTRIC-INTEGRATED (1.61%)
 Dominion Resources                                       10,000,000
  6.00%; 01/31/03                                             25,000                25,761
 DTE Energy                                               10,000,000
  7.05%; 06/01/11                                             20,000                21,730
 Mirant Americas Generation /2/                           10,000,000
  7.20%; 10/01/08                                             25,000                25,049
 Niagara Mohawk Power                                     10,000,000
  5.38%; 10/01/04                                             15,000                15,239
 Progress Energy                                          10,000,000
  6.55%; 03/01/04                                             25,000                26,431
 TXU                                                      10,000,000
  6.38%; 06/15/06                                             30,000                31,231
                                                                                   145,441
FINANCE-AUTO LOANS (1.29%)
 Ford Motor Credit                                        10,000,000
  6.88%; 02/01/06                                             40,000                40,945
 General Motors Acceptance                                10,000,000
  6.13%; 09/15/06                                             30,000                29,855
  6.38%; 01/30/04                                             15,000                15,502
  7.25%; 03/02/11                                             10,000                10,106
  8.00%; 11/01/31                                             20,000                20,171
                                                                                   116,579
FINANCE-CONSUMER LOANS (0.37%)
 Household Finance                                        10,000,000
  8.00%; 07/15/10                                             30,000                33,759
FINANCE-INVESTMENT BANKER & BROKER (0.76%)
 Lehman Brothers Holdings                                 10,000,000
  7.00%; 02/01/08                                             10,000                10,709
 Morgan Stanley Dean Witter                               10,000,000
  6.75%; 04/15/11                                             40,000                41,852
 Salomon Smith Barney Holdings                            10,000,000
  6.50%; 02/15/08                                             15,000                16,042
                                                                                    68,603
FINANCE-MORTGAGE LOAN/BANKER (1.92%)
 Countrywide Home Loans                                   10,000,000
  5.25%; 06/15/04                                             50,000                51,597
 Federal Home Loan Mortgage                               10,000,000
  6.75%; 03/15/31                                             25,000                28,904
                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association                    10,000,000
                                                          $                     $
  5.50%; 03/15/11                                             45,000                47,131
  6.00%; 05/15/08                                             25,000                27,215
  7.13%; 01/15/30                                             15,000                18,160
                                                                                   173,007
FINANCE-OTHER SERVICES (0.12%)
 Verizon Global Funding                                   10,000,000
  7.25%; 12/01/10                                             10,000                10,975
FOOD-MISCELLANEOUS/DIVERSIFIED (0.23%)
 Kraft Foods                                              10,000,000
  6.50%; 11/01/31                                             20,000                20,457
FOOD-RETAIL (0.62%)
 Kroger                                                   10,000,000
  7.50%; 04/01/31                                             10,000                10,885
 Safeway                                                  10,000,000
  3.63%; 11/05/03                                             40,000                40,029
  7.00%; 09/15/02                                              5,000                 5,136
                                                                                    56,050
INDEPENDENT POWER PRODUCER (0.45%)
 Calpine                                                  10,000,000
  8.63%; 08/15/10                                             15,000                15,102
 NRG Energy                                               10,000,000
  6.75%; 07/15/06                                             25,000                25,727
                                                                                    40,829
MEDICAL-DRUGS (0.17%)
 American Home Products                                   10,000,000
  5.88%; 03/15/04                                             15,000                15,728
MEDICAL-HOSPITALS (0.12%)
 HCA - The Healthcare Co.                                 10,000,000
  7.13%; 06/01/06                                             10,000                10,475
MONEY CENTER BANKS (0.28%)
 Bank of America                                          10,000,000
  4.75%; 10/15/06                                             25,000                24,995
MORTGAGE BACKED SECURITIES (1.53%)
 Chase Commercial Mortgage Securities                     10,000,000
  7.03%; 10/15/08                                             45,918                49,756
 GMAC Commercial Mortgage Securities                      10,000,000
  6.96%; 09/15/35                                             30,000                32,760
 PNC Mortgage Acceptance                                  10,000,000
  7.33%; 12/10/32                                             50,000                55,566
                                                                                   138,082
MULTIMEDIA (0.46%)
 AOL Time Warner                                          10,000,000
  7.63%; 04/15/31                                             20,000                20,984
 Viacom                                                   10,000,000
  6.63%; 05/15/11                                             20,000                20,911
                                                                                    41,895
OIL COMPANY-EXPLORATION & PRODUCTION (1.10%)
 Alberta Energy                                           10,000,000
  7.38%; 11/01/31                                             10,000                10,274
 Anadarko Finance                                         10,000,000
  6.75%; 05/01/11                                             25,000                26,199
                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Kerr-McGee                                               10,000,000
                                                          $                     $
  5.88%; 09/15/06                                             25,000                25,441
 Petroleos Mexicanos /2/                                  10,000,000
  6.50%; 02/01/05                                             25,000                25,343
 Triton Energy                                            10,000,000
  8.88%; 10/01/07                                             11,000                12,045
                                                                                    99,302
OIL COMPANY-INTEGRATED (0.11%)
 Conoco Funding                                           10,000,000
  7.25%; 10/15/31                                             10,000                10,262
PAPER & RELATED PRODUCTS (0.51%)
 Abitibi-Consolidated                                     10,000,000
  8.85%; 08/01/30                                             10,000                10,068
 International Paper                                      10,000,000
  6.75%; 09/01/11                                             25,000                25,660
 Mead                                                     10,000,000
  6.60%; 03/01/02                                              5,000                 5,053
 Stora Enso Oyj                                           10,000,000
  7.38%; 05/15/11                                              5,000                 5,457
                                                                                    46,238
PIPELINES (0.75%)
 EL Paso                                                  10,000,000
  7.00%; 05/15/11                                             25,000                25,838
 Kinder Morgan Energy Partners                            10,000,000
  6.75%; 03/15/11                                             20,000                20,867
 Williams                                                 10,000,000
  7.75%; 06/15/31                                             10,000                10,247
  7.88%; 09/01/21                                             10,000                10,446
                                                                                    67,398
POULTRY (0.29%)
 Tyson Foods /2/                                          10,000,000
  6.63%; 10/01/04                                             25,000                25,844
PUBLISHING-BOOKS (0.17%)
 Reed Elsevier Capital                                    10,000,000
  6.13%; 08/01/06                                             15,000                15,607
REAL ESTATE OPERATOR & DEVELOPER (0.58%)
 EOP Operating                                            10,000,000
  7.00%; 07/15/11                                             20,000                20,868
  7.38%; 11/15/03                                             30,000                31,841
                                                                                    52,709
REGIONAL AUTHORITY (0.06%)
 Province of Quebec                                       10,000,000
  5.75%; 02/15/09                                              5,000                 5,215
REGIONAL BANKS (0.57%)
 Korea Development Bank                                   10,000,000
  7.90%; 02/01/02                                             30,000                30,362
 PNC Funding                                              10,000,000
  5.75%; 08/01/06                                             20,000                20,839
                                                                                    51,201
RETAIL-MAJOR DEPARTMENT STORE (0.06%)
 Sears Roebuck Acceptance                                 10,000,000
  6.95%; 05/15/02                                              5,000                 5,096
                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-REGIONAL DEPARTMENT STORE (0.15%)
 Dillards                                                 10,000,000
                                                          $                     $
  6.13%; 11/01/03                                             10,000                 9,333
 Federated Department Stores                              10,000,000
  7.00%; 02/15/28                                              5,000                 4,615
                                                                                    13,948
RETAIL-TOY STORE (0.17%)
 Toys R US /2/                                            10,000,000
  6.88%; 08/01/06                                             15,000                15,301
SOVEREIGN (0.11%)
 Mexico Government                                        10,000,000
  8.38%; 01/14/11                                             10,000                10,255
SPECIAL PURPOSE ENTITY (0.06%)
 Ahold Lease                                              10,000,000
  7.82%; 01/02/20                                              5,000                 5,542
TELECOMMUNICATION SERVICES (0.30%)
 Citizens Communications /2/                              10,000,000
  6.38%; 08/15/04                                             20,000                20,627
 KPNQwest                                                 10,000,000
  8.13%; 06/01/09                                             10,000                 6,300
                                                                                    26,927
TELEPHONE-INTEGRATED (1.98%)
 BellSouth                                                10,000,000
  6.88%; 10/15/31                                             10,000                10,308
 British Telecommunications                               10,000,000
  7.88%; 12/15/05                                             15,000                16,557
 France Telecom /2/                                       10,000,000
  7.20%; 03/01/06                                             40,000                42,703
 Qwest Capital Funding                                    10,000,000
  7.75%; 08/15/06                                             55,000                58,191
  7.75%; 02/15/31                                             10,000                 9,893
 Sprint Capital                                           10,000,000
  6.00%; 01/15/07                                             10,000                 9,999
 Telefonos de Mexico                                      10,000,000
  8.25%; 01/26/06                                             10,000                10,425
 Verizon                                                  10,000,000
  6.50%; 09/15/11                                             20,000                21,155
                                                                                   179,231
TRANSPORT-RAIL (1.11%)
 Burlington Northern Santa Fe                             10,000,000
  7.95%; 08/15/30                                             20,000                22,675
 Canadian National Railway                                10,000,000
  6.38%; 10/15/11                                             50,000                51,891
 Canadian Pacific Railway                                 10,000,000
  7.13%; 10/15/31                                             10,000                10,306
 CSX                                                      10,000,000
  7.05%; 05/01/02                                              5,000                 5,101
 Union Pacific                                            10,000,000
  5.75%; 10/15/07                                             10,000                10,204
                                                                                   100,177
                                                        TOTAL BONDS              2,090,208

                                                          Principal
    Type           Rate             Maturity                Amount                Value
-------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (7.85%)
                                                          $                     $
FHLMC          5.50%         12/01/18                         30,000                30,188
FHLMC          6.00%         06/01/28 - 01/01/29             113,026               115,210
FHLMC          6.50%         07/01/19 - 07/01/31             166,740               172,540
FHLMC          7.00%         12/01/30 - 06/01/31             256,321               267,251
FHLMC          7.50%         10/01/30                         70,585                73,916
FHLMC          8.00%         11/01/30 - 02/01/31              46,864                49,570
                                           TOTAL FHLMC CERTIFICATES                708,675

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (4.27%)
FNMA           6.00%         05/01/09 - 08/01/16             167,095               172,876
FNMA           6.50%         04/01/10 - 08/01/31             205,344               213,189
                                            TOTAL FNMA CERTIFICATES                386,065

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (2.73%)
GNMA I         6.00%         08/15/31                         84,824                86,309
GNMA I         6.50%         07/15/31                         49,865                51,554
GNMA I         7.00%         04/15/31                         24,412                25,496
GNMA I         7.50%         01/15/31                         79,314                83,419
                                            TOTAL GNMA CERTIFICATES                246,778

                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
TREASURY BONDS (5.60%)
 U.S. Treasury                                            10,000,000
                                                          $                     $
  4.63%; 05/15/06                                            200,000               209,250
  5.00%; 02/15/11                                             30,000                31,664
  5.00%; 08/15/11                                             25,000                26,452
  5.75%; 11/15/05                                             85,000                92,517
  6.25%; 05/15/30                                             40,000                47,678
  7.13%; 02/15/23                                             15,000                18,962
  7.25%; 05/15/16                                             15,000                18,655
  8.00%; 11/15/21                                             20,000                27,385
 U.S. Treasury Strip /1/                                  10,000,000
  0.00%; 02/15/19                                             45,000                18,094
  0.00%; 02/15/23                                             45,000                14,686
                                               TOTAL TREASURY BONDS                505,343

                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.24%)
FINANCE-CONSUMER LOANS (5.24%)
 Investment in Joint Trading Account; Student Loan
  Marketing Association                                   10,000,000
                                                          $                     $
  2.46%; 11/01/01                                            473,712               473,712
                                             TOTAL COMMERCIAL PAPER                473,712
                                                                                ----------

                               TOTAL PORTFOLIO INVESTMENTS (99.93%)              9,026,145
CASH AND RECEIVABLES, NET OF LIABILITIES (0.07%)                                     6,650
                                         TOTAL NET ASSETS (100.00%)             $9,032,795
                                                                                ------------



See accompanying notes.

1    Non-income producing security.

2 Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $201,411 or 2.23% of net assets.

                                      128




                            SCHEDULE OF INVESTMENTS
                        BOND & MORTGAGE SECURITIES FUND

                                OCTOBER 31, 2001

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (48.78%)
AEROSPACE & DEFENSE (1.30%)
 Northrop Grumman                                                    10,000,000
                                                                     $                     $
  7.75%; 02/15/31                                                        50,000                 53,849
 Raytheon                                                            10,000,000
  6.45%; 08/15/02                                                       100,000                101,716
  7.20%; 08/15/27                                                        50,000                 50,366
  7.90%; 03/01/03                                                        97,000                101,458
                                                                                               307,389
AIRLINES (0.43%)
 Southwest Airlines                                                  10,000,000
  5.10%; 05/01/06                                                       100,000                101,153
AUTO-CARS & LIGHT TRUCKS (0.65%)
 Ford Motor                                                          10,000,000
  7.45%; 07/16/31                                                       165,000                154,274
BROADCASTING SERVICES & PROGRAMMING (0.45%)
 Clear Channel Communications                                        10,000,000
  6.00%; 11/01/06                                                        25,000                 25,100
  7.88%; 06/15/05                                                        75,000                 80,684
                                                                                               105,784
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.26%)
 Masco                                                               10,000,000
  6.00%; 05/03/04                                                        60,000                 62,428
BUILDING PRODUCTS-AIR & HEATING (0.15%)
 York International                                                  10,000,000
  6.63%; 08/15/06                                                        35,000                 36,612
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.44%)
 Cemex Central Sa De Cv /1/                                          10,000,000
  8.63%; 07/18/03                                                       100,000                105,250
BUILDING PRODUCTS-WOOD (0.42%)
 Celulosa Arauco y Constitucion                                      10,000,000
  7.75%; 09/13/11                                                       100,000                100,258
CABLE TV (0.44%)
 Comcast Cable Communications                                        10,000,000
  6.88%; 06/15/09                                                       100,000                104,620
CELLULAR TELECOMMUNICATIONS (0.39%)
 Telus                                                               10,000,000
  7.50%; 06/01/07                                                        35,000                 37,616
  8.00%; 06/01/11                                                        50,000                 54,504
                                                                                                92,120
CHEMICALS-DIVERSIFIED (0.53%)
 Chevron Phillips Chemical                                           10,000,000
  7.00%; 03/15/11                                                       100,000                102,150
 Equistar Chemicals                                                  10,000,000
  8.50%; 02/15/04                                                        25,000                 24,112
                                                                                               126,262
COMMERCIAL BANKS (0.66%)
 US Bank                                                             10,000,000
  6.38%; 08/01/11                                                       150,000                156,359
CREDIT CARD ASSET BACKED SECURITIES (0.82%)
 Citibank Credit Card Master Trust I                                 10,000,000
  5.50%; 02/15/06                                                       185,000                194,148
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD CONTROL AMORTIZATION (1.60%)
 Sears Credit Account Master Trust                                   10,000,000
                                                                     $                     $
  6.20%; 07/16/07                                                       175,000                180,670
  7.25%; 11/15/07                                                       185,000                197,484
                                                                                               378,154
DIVERSIFIED FINANCIAL SERVICES (1.32%)
 Citigroup                                                           10,000,000
  7.25%; 10/01/10                                                       100,000                110,898
 John Deere Capital                                                  10,000,000
  5.13%; 10/19/06                                                       200,000                201,170
                                                                                               312,068
DIVERSIFIED MANUFACTURING OPERATIONS (0.65%)
 Tyco International                                                  10,000,000
  4.95%; 08/01/03                                                       150,000                153,376
DIVERSIFIED OPERATIONS (1.20%)
 Hutchison Whampoa International /1/                                 10,000,000
  7.00%; 02/16/11                                                       150,000                152,948
 Rio Tinto Finance                                                   10,000,000
  5.75%; 07/03/06                                                       125,000                130,838
                                                                                               283,786
ELECTRIC-GENERATION (0.20%)
 Reliant Energy Finance /1/                                          10,000,000
  7.40%; 11/15/02                                                        45,000                 46,636
ELECTRIC-INTEGRATED (3.32%)
 Dominion Resources                                                  10,000,000
  6.00%; 01/31/03                                                       200,000                206,084
 DTE Energy                                                          10,000,000
  7.05%; 06/01/11                                                       100,000                108,651
 Mirant Americas Generation /1/                                      10,000,000
  7.20%; 10/01/08                                                       125,000                125,246
 Niagara Mohawk Power                                                10,000,000
  5.38%; 10/01/04                                                        60,000                 60,957
 PPL Energy Supply /1/                                               10,000,000
  6.40%; 11/01/11                                                        50,000                 49,710
 Progress Energy                                                     10,000,000
  6.55%; 03/01/04                                                       100,000                105,723
 TXU                                                                 10,000,000
  6.38%; 06/15/06                                                       125,000                130,129
                                                                                               786,500
FINANCE-AUTO LOANS (2.72%)
 Ford Motor Credit                                                   10,000,000
  6.50%; 01/25/07                                                        80,000                 79,754
  6.88%; 02/01/06                                                       200,000                204,724
 General Motors Acceptance                                           10,000,000
  6.13%; 09/15/06                                                       100,000                 99,518
  6.38%; 01/30/04                                                       100,000                103,348
  7.25%; 03/02/11                                                        50,000                 50,529
  8.00%; 11/01/31                                                       105,000                105,895
                                                                                               643,768
FINANCE-CONSUMER LOANS (0.64%)
 Household Finance                                                   10,000,000
  8.00%; 07/15/10                                                       135,000                151,914
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (1.34%)
 Lehman Brothers Holdings                                            10,000,000
                                                                     $                     $
  7.00%; 02/01/08                                                       100,000                107,091
 Morgan Stanley Dean Witter                                          10,000,000
  6.75%; 04/15/11                                                       100,000                104,629
 Salomon Smith Barney Holdings                                       10,000,000
  6.50%; 02/15/08                                                       100,000                106,950
                                                                                               318,670
FINANCE-MORTGAGE LOAN/BANKER (4.23%)
 Countrywide Home Loans                                              10,000,000
  5.25%; 06/15/04                                                       250,000                257,987
 Federal Home Loan Mortgage                                          10,000,000
  6.75%; 03/15/31                                                       225,000                260,136
 Federal National Mortgage Association                               10,000,000
  5.50%; 03/15/11                                                       200,000                209,473
  6.00%; 05/15/08                                                       200,000                217,716
  6.63%; 11/15/30                                                        50,000                 57,033
                                                                                             1,002,345
FINANCE-OTHER SERVICES (0.23%)
 Verizon Global Funding                                              10,000,000
  7.25%; 12/01/10                                                        50,000                 54,874
FOOD-MISCELLANEOUS/DIVERSIFIED (0.43%)
 Kraft Foods                                                         10,000,000
  6.50%; 11/01/31                                                       100,000                102,284
FOOD-RETAIL (1.54%)
 Kroger                                                              10,000,000
  7.50%; 04/01/31                                                        50,000                 54,424
 Safeway                                                             10,000,000
  3.63%; 11/05/03                                                       250,000                250,183
  7.00%; 09/15/02                                                        60,000                 61,633
                                                                                               366,240
INDEPENDENT POWER PRODUCER (0.94%)
 Calpine                                                             10,000,000
  8.63%; 08/15/10                                                        93,000                 93,629
 NRG Energy                                                          10,000,000
  6.75%; 07/15/06                                                       125,000                128,636
                                                                                               222,265
MEDICAL-DRUGS (0.44%)
 American Home Products                                              10,000,000
  5.88%; 03/15/04                                                       100,000                104,856
MEDICAL-HOSPITALS (0.18%)
 HCA - The Healthcare Co.                                            10,000,000
  7.13%; 06/01/06                                                        40,000                 41,900
MONEY CENTER BANKS (0.89%)
 Bank of America                                                     10,000,000
  4.75%; 10/15/06                                                       100,000                 99,979
  7.40%; 01/15/11                                                       100,000                110,187
                                                                                               210,166
MORTGAGE BACKED SECURITIES (3.79%)
 Chase Commercial Mortgage Securities                                10,000,000
  7.03%; 10/15/08                                                       284,337                308,102
 GMAC Commercial Mortgage Securities                                 10,000,000
  6.96%; 09/15/35                                                       185,000                202,023
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 PNC Mortgage Acceptance                                             10,000,000
                                                                     $                     $
  7.33%; 12/10/32                                                       350,000                388,958
                                                                                               899,083
MULTIMEDIA (0.66%)
 AOL Time Warner                                                     10,000,000
  7.63%; 04/15/31                                                       100,000                104,920
 Viacom                                                              10,000,000
  6.63%; 05/15/11                                                        50,000                 52,277
                                                                                               157,197
OIL COMPANY-EXPLORATION & PRODUCTION (2.76%)
 Alberta Energy                                                      10,000,000
  7.38%; 11/01/31                                                        50,000                 51,369
 Anadarko Finance                                                    10,000,000
  6.75%; 05/01/11                                                       100,000                104,795
 Kerr-McGee                                                          10,000,000
  5.88%; 09/15/06                                                        75,000                 76,323
 Louis Dreyfus Natural Gas                                           10,000,000
  6.88%; 12/01/07                                                       100,000                105,692
 Petroleos Mexicanos /1/                                             10,000,000
  6.50%; 02/01/05                                                       100,000                101,375
 Triton Energy                                                       10,000,000
  8.88%; 10/01/07                                                        55,000                 60,225
 Woodside Finance /1/                                                10,000,000
  6.70%; 08/01/11                                                       150,000                154,481
                                                                                               654,260
OIL COMPANY-INTEGRATED (0.24%)
 Conoco Funding                                                      10,000,000
  7.25%; 10/15/31                                                        55,000                 56,440
PAPER & RELATED PRODUCTS (0.67%)
 Abitibi-Consolidated                                                10,000,000
  8.85%; 08/01/30                                                        50,000                 50,343
 International Paper                                                 10,000,000
  6.75%; 09/01/11                                                        75,000                 76,979
 Mead                                                                10,000,000
  6.60%; 03/01/02                                                        15,000                 15,158
 Stora Enso Oyj                                                      10,000,000
  7.38%; 05/15/11                                                        15,000                 16,370
                                                                                               158,850
PIPELINES (1.31%)
 EL Paso                                                             10,000,000
  7.00%; 05/15/11                                                       100,000                103,352
 Kinder Morgan Energy Partners                                       10,000,000
  6.75%; 03/15/11                                                       100,000                104,333
 Williams                                                            10,000,000
  7.75%; 06/15/31                                                        50,000                 51,234
  7.88%; 09/01/21                                                        50,000                 52,232
                                                                                               311,151
POULTRY (0.55%)
 Tyson Foods /1/                                                     10,000,000
  6.63%; 10/01/04                                                       125,000                129,222
PUBLISHING-BOOKS (0.33%)
 Reed Elsevier Capital                                               10,000,000
  6.13%; 08/01/06                                                        75,000                 78,036
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (1.18%)
 EOP Operating                                                       10,000,000
                                                                     $                     $
  7.00%; 07/15/11                                                        80,000                 83,470
  7.38%; 11/15/03                                                       185,000                196,355
                                                                                               279,825
REGIONAL AUTHORITY (0.09%)
 Province of Quebec                                                  10,000,000
  5.75%; 02/15/09                                                        20,000                 20,858
REGIONAL BANKS (1.45%)
 Korea Development Bank                                              10,000,000
  7.90%; 02/01/02                                                       185,000                187,232
 PNC Funding                                                         10,000,000
  5.75%; 08/01/06                                                       150,000                156,295
                                                                                               343,527
RETAIL-MAJOR DEPARTMENT STORE (0.13%)
 Sears Roebuck Acceptance                                            10,000,000
  6.95%; 05/15/02                                                        30,000                 30,578
RETAIL-REGIONAL DEPARTMENT STORE (0.42%)
 Dillards                                                            10,000,000
  6.13%; 11/01/03                                                        50,000                 46,667
 Federated Department Stores                                         10,000,000
  7.00%; 02/15/28                                                        40,000                 36,918
  8.13%; 10/15/02                                                        16,000                 16,625
                                                                                               100,210
RETAIL-TOY STORE (0.26%)
 Toys R US /1/                                                       10,000,000
  6.88%; 08/01/06                                                        60,000                 61,206
SOVEREIGN (0.17%)
 Mexico Government                                                   10,000,000
  8.38%; 01/14/11                                                        40,000                 41,020
SPECIAL PURPOSE ENTITY (0.16%)
 Ahold Lease                                                         10,000,000
  7.82%; 01/02/20                                                        35,000                 38,791
TELECOMMUNICATION SERVICES (0.46%)
 Citizens Communications /1/                                         10,000,000
  6.38%; 08/15/04                                                        75,000                 77,353
 KPNQwest                                                            10,000,000
  8.13%; 06/01/09                                                        50,000                 31,500
                                                                                               108,853
TELEPHONE-INTEGRATED (3.42%)
 BellSouth                                                           10,000,000
  6.88%; 10/15/31                                                        35,000                 36,079
 British Telecommunications                                          10,000,000
  7.88%; 12/15/05                                                        50,000                 55,189
 France Telecom /1/                                                  10,000,000
  7.20%; 03/01/06                                                       200,000                213,515
 Qwest Capital Funding                                               10,000,000
  7.75%; 08/15/06                                                       235,000                248,634
  7.75%; 02/15/31                                                        40,000                 39,570
 Sprint Capital                                                      10,000,000
  6.00%; 01/15/07                                                        60,000                 59,995
 Telefonos de Mexico                                                 10,000,000
  8.25%; 01/26/06                                                        50,000                 52,125
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Verizon                                                             10,000,000
                                                                     $                     $
  6.50%; 09/15/11                                                       100,000                105,777
                                                                                               810,884
TRANSPORT-RAIL (1.92%)
 Burlington Northern Santa Fe                                        10,000,000
  7.95%; 08/15/30                                                       120,000                136,048
 Canadian National Railway                                           10,000,000
  6.38%; 10/15/11                                                       200,000                207,564
 Canadian Pacific Railway                                            10,000,000
  7.13%; 10/15/31                                                        50,000                 51,530
 CSX                                                                 10,000,000
  7.05%; 05/01/02                                                        10,000                 10,203
 Union Pacific                                                       10,000,000
  5.75%; 10/15/07                                                        50,000                 51,020
                                                                                               456,365
                                                                   TOTAL BONDS              11,562,815

                                                          Principal

     Type           Rate               Maturity           Amount                              Value

-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (19.10%)
                                                                     $                     $
FHLMC           5.50%         12/01/18                                  600,000                603,777
FHLMC           6.00%         06/01/28 - 01/01/29                       655,249                667,907
FHLMC           6.50%         07/01/19 - 09/01/31                     1,683,962              1,739,452
FHLMC           7.00%         12/01/30 - 06/01/31                       922,091                961,505
FHLMC           7.50%         10/01/30 - 05/01/31                       319,948                335,049
FHLMC           8.00%         11/01/30 - 02/01/31                       207,371                219,344
                                                      TOTAL FHLMC CERTIFICATES               4,527,034

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (8.13%)
FNMA            6.00%         05/01/09                                  369,022                385,416
FNMA            6.50%         04/01/10 - 07/01/16                       809,425                844,522
FNMA            7.00%         09/01/31                                  667,566                696,647
                                                       TOTAL FNMA CERTIFICATES               1,926,585

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (5.52%)
GNMA I          6.00%         08/15/31                                  449,182                457,043
GNMA I          6.50%         07/15/31                                  199,461                206,218
GNMA I          7.00%         04/15/31                                  122,060                127,476
GNMA I          7.50%         01/15/31                                  493,509                519,048
                                                       TOTAL GNMA CERTIFICATES               1,309,785

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
TREASURY BONDS (12.70%)
 U.S. Treasury                                                       10,000,000
                                                                     $                     $
  4.63%; 05/15/06                                                       775,000                810,844
  5.00%; 02/15/11                                                       400,000                422,188
  5.00%; 08/15/11                                                        75,000                 79,356
  5.63%; 05/15/08                                                       900,000                986,273
  6.25%; 05/15/30                                                       190,000                226,471
  7.25%; 05/15/16                                                        60,000                 74,620
  8.00%; 11/15/21                                                       120,000                164,306
 U.S. Treasury Strip /2/                                             10,000,000
  0.00%; 02/15/19                                                       430,000                172,898
  0.00%; 02/15/23                                                       225,000                 73,429
                                                          TOTAL TREASURY BONDS               3,010,385

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.23%)
FINANCE-CONSUMER LOANS (5.23%)
 Investment in Joint Trading Account; Student Loan
  Marketing Association                                              10,000,000
  2.46%; 11/01/01                                                     1,240,407              1,240,407
                                                        TOTAL COMMERCIAL PAPER               1,240,407
                                                                                           -----------

                                          TOTAL PORTFOLIO INVESTMENTS (99.46%)              23,577,011
CASH AND RECEIVABLES, NET OF LIABILITIES (0.54%)                                               128,606
                                                    TOTAL NET ASSETS (100.00%)             $23,705,617
                                                                                           -------------



/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $1,216,942 or 5.13% of net assets.
/2 /Non-income producing security.
See accompanying notes.

                                      132



                            SCHEDULE OF INVESTMENTS
                           CAPITAL PRESERVATION FUND

                                OCTOBER 31, 2001

                                                    Principal

                                                    Amount                              Value

-------------------------------------------------------------------------------------------------------
BONDS (77.31%)
AEROSPACE & DEFENSE (0.96%)
 Raytheon                                                      10,000,000
                                                               $                     $
  7.90%; 03/01/03                                                 100,000                104,596
ASSET BACKED SECURITIES (2.83%)
 Comm Commercial Mortgage                                      10,000,000
  7.21%; 08/15/33                                                 281,782                307,356
AUTO-CARS & LIGHT TRUCKS (4.31%)
 Daimler Chrysler                                              10,000,000
  4.85%; 06/06/05                                                 250,000                258,053
  7.75%; 05/27/03                                                 200,000                209,573
                                                                                         467,626
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.94%)
 Delphi Automotive Systems                                     10,000,000
  6.13%; 05/01/04                                                 100,000                102,157
COMMERCIAL BANKS (1.32%)
 Bank of Boston                                                10,000,000
  6.88%; 07/15/03                                                 135,000                143,144
COMMERCIAL MBS (4.35%)
 LB-UBS Commercial Mortgage Trust                              10,000,000
  6.41%; 12/15/19                                                 122,833                130,938
 Merrill Lynch Mortgage Investors                              10,000,000
  7.37%; 11/15/31                                                 312,200                341,374
                                                                                         472,312
CREDIT CARD ASSET BACKED SECURITIES (8.73%)
 Discover Card Master Trust I                                  10,000,000
  5.60%; 05/16/06                                                 250,000                261,923
 MBNA Master Credit Card Trust                                 10,000,000
  5.25%; 02/15/06                                                 200,000                208,277
  5.80%; 12/15/05                                                 200,000                209,658
 Sears Credit Account Master Trust                             10,000,000
  7.00%; 07/15/08                                                 250,000                267,140
                                                                                         946,998
DIVERSIFIED FINANCIAL SERVICES (2.95%)
 Citigroup                                                     10,000,000
  6.75%; 12/01/05                                                 100,000                108,790
 Household Finance                                             10,000,000
  6.00%; 05/01/04                                                 200,000                210,876
                                                                                         319,666
DIVERSIFIED OPERATIONS (0.96%)
 Rio Tinto Finance                                             10,000,000
  5.75%; 07/03/06                                                 100,000                104,670
ELECTRIC (0.95%)
 Nisource Finance                                              10,000,000
  5.75%; 04/15/03                                                 100,000                103,195
ELECTRIC-DISTRIBUTION (0.93%)
 Detroit Edison                                                10,000,000
  5.05%; 10/01/05                                                 100,000                101,120
ELECTRIC-INTEGRATED (5.03%)
 DTE Energy                                                    10,000,000
  6.00%; 06/01/04                                                 100,000                104,686
 Niagara Mohawk Power                                          10,000,000
  7.38%; 07/01/03                                                 113,415                119,334
                                                    Principal

                                                    Amount                              Value

-------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                               $                     $
 Niagara Mohawk Power (Continued)
                                                               $                     $
  7.75%; 05/15/06                                                 100,000                110,688
 Progress Energy                                               10,000,000
  6.55%; 03/01/04                                                 200,000                211,446
                                                                                         546,154
FINANCE-AUTO LOANS (3.74%)
 Ford Motor Credit                                             10,000,000
  6.70%; 07/16/04                                                 100,000                102,927
  6.88%; 02/01/06                                                 100,000                102,362
 General Motors Acceptance                                     10,000,000
  6.75%; 01/15/06                                                 100,000                102,464
  6.88%; 09/15/11                                                 100,000                 98,377
                                                                                         406,130
FINANCE-COMMERCIAL (0.97%)
 Heller Financial                                              10,000,000
  6.00%; 03/19/04                                                 100,000                105,408
FINANCE-CREDIT CARD (2.91%)
 American Express                                              10,000,000
  6.88%; 11/01/05                                                 100,000                107,431
 Citibank Credit Card                                          10,000,000
  5.30%; 01/09/06                                                 200,000                208,805
                                                                                         316,236
FINANCE-INVESTMENT BANKER & BROKER (3.00%)
 Goldman Sachs Group                                           10,000,000
  7.63%; 08/17/05                                                 100,000                109,944
 Lehman Brothers Holdings                                      10,000,000
  6.25%; 05/15/06                                                 100,000                104,543
 Morgan Stanley Dean Witter                                    10,000,000
  7.75%; 06/15/05                                                 100,000                110,891
                                                                                         325,378
FINANCE-MORTGAGE LOAN/BANKER (9.79%)
 Countrywide Home Loan                                         10,000,000
  5.25%; 05/22/03                                                 100,000                102,617
  6.85%; 06/15/04                                                 100,000                107,605
 Federal Home Loan Mortgage                                    10,000,000
  4.50%; 06/15/03                                                 300,000                309,135
  5.75%; 03/15/09                                                 250,000                266,956
  6.88%; 01/15/05                                                 250,000                275,743
                                                                                       1,062,056
FINANCE-OTHER SERVICES (0.99%)
 Verizon Global Funding                                        10,000,000
  6.75%; 12/01/05                                                 100,000                107,660
FOOD-MISCELLANEOUS/DIVERSIFIED (0.46%)
 Kraft Foods                                                   10,000,000
  4.63%; 11/01/06                                                  50,000                 50,179
FOOD-RETAIL (0.92%)
 Safeway                                                       10,000,000
  3.63%; 11/05/03                                                 100,000                100,073
METAL-ALUMINUM (1.73%)
 Alcoa                                                         10,000,000
  7.25%; 08/01/05                                                 170,000                187,520
                                                    Principal

                                                    Amount                              Value

-------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MONEY CENTER BANKS (1.38%)
 Bank of America                                               10,000,000
  4.75%; 10/15/06                                              $  150,000            $   149,968
MORTGAGE BACKED SECURITIES (2.09%)
 Morgan Stanley Dean Witter Capital I                          10,000,000
  7.15%; 09/01/15                                                 208,196                226,815
MULTIMEDIA (0.97%)
 Viacom                                                        10,000,000
  6.40%; 01/30/06                                                 100,000                105,631
OIL COMPANY-INTEGRATED (0.93%)
 Conoco Funding                                                10,000,000
  5.45%; 10/15/06                                                 100,000                101,242
PAPER & RELATED PRODUCTS (1.96%)
 International Paper                                           10,000,000
  8.00%; 07/08/03                                                 200,000                212,528
PIPELINES (1.00%)
 Duke Energy Field Services                                    10,000,000
  7.50%; 08/16/05                                                 100,000                108,165
PUBLISHING-BOOKS (0.96%)
 Reed Elsevier Capital                                         10,000,000
  6.13%; 08/01/06                                                 100,000                104,048
REGIONAL BANKS (2.96%)
 FleetBoston Financial                                         10,000,000
  7.25%; 09/15/05                                                 100,000                109,912
 Korea Development Bank                                        10,000,000
  7.13%; 04/22/04                                                 100,000                106,825
 PNC Funding                                                   10,000,000
  5.75%; 08/01/06                                                 100,000                104,197
                                                                                         320,934
RETAIL-DISCOUNT (1.45%)
 Target                                                        10,000,000
  6.40%; 02/15/03                                                 150,000                157,035
TELECOMMUNICATION SERVICES (0.24%)
 Citizens Communications /1/                                   10,000,000
  6.38%; 08/15/04                                                  25,000                 25,784
TELEPHONE-INTEGRATED (4.60%)
 BellSouth                                                     10,000,000
  5.00%; 10/15/06                                                 125,000                126,512
 British Telecommunications                                    10,000,000
  7.88%; 12/15/05                                                 100,000                110,377
 Qwest Capital Funding /1/                                     10,000,000
  7.00%; 08/03/09                                                  50,000                 50,213
  7.90%; 08/15/10                                                 100,000                106,613
 Sprint Capital                                                10,000,000
  7.13%; 01/30/06                                                 100,000                105,663
                                                                                         499,378
                                                             TOTAL BONDS               8,391,162

                                                    Principal

    Type          Rate             Maturity         Amount                              Value

-------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (15.88%)
                                                               $                     $
FHLMC          6.00%        04/01/16                              486,635                500,869
FHLMC          6.50%        06/01/16 - 07/01/31                   633,296                657,582
FHLMC          7.00%        07/01/15 - 07/01/31                   538,181                564,934
                                                TOTAL FHLMC CERTIFICATES               1,723,385

                                                    Principal

                                                    Amount                              Value

-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (8.70%)
AUTO-CARS & LIGHT TRUCKS (1.38%)
 Daimler Chrysler                                              10,000,000
                                                               $                     $
  2.80%; 11/27/01                                                 150,000                149,697
ELECTRIC-INTEGRATED (1.38%)
 Alliant Energy                                                10,000,000
  3.43%; 11/13/01                                                 150,000                149,828
FINANCE-COMMERCIAL (0.92%)
 CIT Group Holdings                                            10,000,000
  2.37%; 12/18/01                                                 100,000                 99,691
FINANCE-CONSUMER LOANS (4.10%)
 American General Finance                                      10,000,000
  2.42%; 12/11/01                                                 150,000                149,597
 Investment in Joint Trading Account; Household
  Finance                                                      10,000,000
  2.63%; 11/01/01                                                 296,000                296,000
                                                                                         445,597
FOOD-RETAIL (0.92%)
 Albertson's                                                   10,000,000
  2.90%; 01/07/02                                                 100,000                 99,460
                                                  TOTAL COMMERCIAL PAPER                 944,273
                                                                                     -----------

                                   TOTAL PORTFOLIO INVESTMENTS (101.89%)              11,058,820
 LIABILITIES, NET OF CASH, RECEIVABLES AND WRAPPER AGREEMENTS (-1.89%)                  (204,677)
                                              TOTAL NET ASSETS (100.00%)             $10,854,143
                                                                                     -------------






See accompanying notes.

1 Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom in order to effect their sale in the ordinary course of business. At the end of the period, restircted securities totaled $75,997 or .70% of net assets.


                                      134



                            SCHEDULE OF INVESTMENTS
                                 EUROPEAN FUND

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held              Value
-----------------------------------------------------------------------------------
COMMON STOCKS (94.23%)
ADVERTISING SERVICES (1.48%)
                                                                     $
 Aegis Group                                       55,882             69,079
AEROSPACE & DEFENSE (2.59%)
 BAE Systems                                       24,949            121,005
APPLICATIONS SOFTWARE (0.08%)
 Aldata Solution Oyj /1/                            2,379              3,514
AUTO-CARS & LIGHT TRUCKS (4.95%)
 Bayerische Motoren Werke                           3,902            115,979
 PSA Peugeot Citroen                                2,841            115,534
                                                                     231,513
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (2.03%)
 CRH                                                6,141             95,026
CELLULAR TELECOMMUNICATIONS (4.18%)
 Vodafone Group                                    84,624            195,679
COMMERCIAL BANKS (2.54%)
 Nordea                                            24,750            109,614
 Nordea                                             2,133              9,491
                                                                     119,105
ELECTRONIC COMPONENTS-MISCELLANEOUS (4.21%)
 Koninklijke Philips Electronics                    8,673            197,169
FOOD-CATERING (1.18%)
 Compass Group /1/                                  7,629             55,336
FOOD-MISCELLANEOUS/DIVERSIFIED (4.06%)
 Groupe Danone                                        836             96,758
 Nestle                                               450             93,423
                                                                     190,181
FOOD-RETAIL (2.87%)
 Koninklijke Ahold                                  2,000             56,312
 Tesco                                             22,216             78,106
                                                                     134,418
GAS-TRANSPORTATION (1.05%)
 Lattice Group                                     21,841             49,154
HUMAN RESOURCES (1.67%)
 Adecco                                             1,769             78,326
MACHINERY-ELECTRICAL (1.00%)
 Schneider Electric                                 1,170             46,874
MEDICAL-BIOMEDICAL/GENE (0.09%)
 Oxford Glycosciences /1/                             626              4,097
MEDICAL-DRUGS (12.39%)
 Aventis                                            2,466            181,577
 GlaxoSmithKline /1/                                9,016            242,440
 Pharmacia                                          1,843             73,826
 Sanofi-Synthelabo                                  1,039             68,549
 Serono                                                17             13,441
                                                                     579,833
MONEY CENTER BANKS (9.65%)
 Banco Bilbao Vizcaya Argentaria                    6,996             78,325
 Barclays                                           4,643            139,503
 Bayerische Hypo-und Vereinsbank                    1,680             50,994
                                                   Shares
                                                    Held              Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
                                                                     $
 Deutsche Bank                                      1,971            109,180
 UBS /1/                                            1,585             73,722
                                                                     451,724
MORTGAGE BANKS (2.60%)
 Abbey National                                     8,167            121,505
MULTI-LINE INSURANCE (6.23%)
 Allianz                                               98             23,029
 CGNU                                               7,063             84,485
 ING Groep                                          7,374            183,977
                                                                     291,491
MULTIMEDIA (2.03%)
 Pearson                                            7,897             94,805
OIL COMPANY-INTEGRATED (10.70%)
 Royal Dutch Petroleum                              2,195            111,702
 Shell Transport & Trading                         15,437            115,730
 TotalFinaElf                                       1,946            273,431
                                                                     500,863
PAPER & RELATED PRODUCTS (1.81%)
 Norske Skogindustrier                              1,756             27,483
 Stora Enso Oyj                                     4,706             57,222
                                                                      84,705
REINSURANCE (0.26%)
 Swiss Reinsurance /1/                                118             12,140
RETAIL-APPAREL & SHOE (1.24%)
 Debenhams                                         11,116             57,996
SEMICONDUCTOR EQUIPMENT (1.29%)
 ASM Lithography Holding /1/                        4,174             60,152
SOAP & CLEANING PRODUCTS (1.54%)
 Reckitt Benckiser                                  5,167             72,213
TELECOMMUNICATION EQUIPMENT (2.61%)
 Nokia                                              5,849            122,380
TELEPHONE-INTEGRATED (5.45%)
 British Telecommunications                        20,876            105,653
 Telecom Italia                                     5,236             43,718
 Telefonica                                         8,817            105,939
                                                                     255,310




                                              Shares

                                               Held               Value

---------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

WATER (2.45%)

 Suez                                          3,645            $  114,677
                                TOTAL COMMON STOCKS              4,410,270
                                                                ----------



               TOTAL PORTFOLIO INVESTMENTS (94.23%)              4,410,270

CASH AND RECEIVABLES, NET OF LIABILITIES (5.77%)                   270,292
                         TOTAL NET ASSETS (100.00%)             $4,680,562

                                                                ------------


                                      135

See accompanying notes.

/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                           $
 Finland                      183,117              4.15%
 France                       897,401             20.35
 Germany                      299,182              6.78
 Ireland                       95,026              2.16
 Italy                         43,718              0.99
 Netherlands                  609,313             13.82
 Norway                        27,482              0.62
 Spain                        184,264              4.18
 Sweden                       119,105              2.70
 Switzerland                  271,052              6.15
 United Kingdom             1,606,785             36.43
 United States                 73,825              1.67
              TOTAL        $4,410,270            100.00%
                           ------------          ---------

See accompanying notes.

                                      136



                            SCHEDULE OF INVESTMENTS
                           GOVERNMENT SECURITIES FUND

                                OCTOBER 31, 2001

                                                       Principal

    Type         Rate            Maturity                Amount                 Value

------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (55.98%)
                                                       $                     $
FHLMC         5.50%       12/01/18 - 03/01/29             308,262                308,886

FHLMC         6.00%       06/01/28 - 10/01/31           1,585,307              1,613,304

FHLMC         6.50%       12/01/15 - 11/01/31           3,688,575              3,821,184

FHLMC         7.00%       06/01/20 - 06/01/31           2,615,214              2,727,814

FHLMC         7.50%       10/01/30 - 02/01/31           1,227,790              1,285,736

FHLMC         8.00%       08/01/30 - 11/01/30             485,141                513,153

                                        TOTAL FHLMC CERTIFICATES              10,270,077



FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (26.99%)

FNMA          5.50%       07/01/31                        439,938                437,051

FNMA          6.00%       04/01/09 - 05/01/09           1,095,066              1,143,715

FNMA          6.50%       04/01/10 - 09/01/31           2,390,313              2,472,428

FNMA          7.50%       01/01/31 - 11/01/31             857,574                898,354

                                         TOTAL FNMA CERTIFICATES               4,951,548



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (15.29%)

GNMA I        6.50%       06/15/31 - 11/01/31             399,206                412,454

GNMA I        7.00%       05/15/31 - 07/15/31             691,764                722,925

GNMA I        7.50%       01/15/31                        220,317                231,718

GNMA II       6.00%       10/20/28                        573,244                580,043

GNMA II       6.50%       10/20/28                        834,177                858,888

                                         TOTAL GNMA CERTIFICATES               2,806,028


                                                       Principal

                                                         Amount                 Value

------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (6.05%)

FINANCE-CONSUMER LOANS (6.05%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                           10,000,000
                                                       $                     $
  2.46%; 11/01/01                                       1,109,374              1,109,374


                                          TOTAL COMMERCIAL PAPER               1,109,374
                                                                             -----------



                           TOTAL PORTFOLIO INVESTMENTS (104.31%)              19,137,027

LIABILITIES, NET OF CASH AND RECEIVABLES (-4.31%)                               (790,196)
                                      TOTAL NET ASSETS (100.00%)             $18,346,831

                                                                             --------------




                                      137

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                    HIGH QUALITY INTERMEDIATE-TERM BOND FUND

                                OCTOBER 31, 2001

                                                  Principal

                                                  Amount                               Value

-------------------------------------------------------------------------------------------------------
BONDS (54.92%)
CELLULAR TELECOMMUNICATIONS (0.89%)
 Telus                                                        10,000,000
                                                             $                      $
  8.00%; 06/01/11                                                100,000                109,007
COMMERCIAL BANKS (0.85%)
 US Bank                                                      10,000,000
  6.38%; 08/01/11                                                100,000                104,240
CREDIT CARD ASSET BACKED SECURITIES (5.74%)
 American Express Credit Account Master Trust                 10,000,000
  5.60%; 11/15/06                                                150,000                157,937
 Citibank Credit Card Issuance Trust                          10,000,000
  6.90%; 10/17/07                                                200,000                219,981
 Citibank Credit Card Master Trust I                          10,000,000
  5.50%; 02/15/06                                                100,000                104,945
 Discover Card Master Trust I                                 10,000,000
  6.85%; 07/17/07                                                100,000                108,909
 MBNA Master Credit Card Trust                                10,000,000
  6.90%; 01/15/08                                                100,000                109,790
                                                                                        701,562
CREDIT CARD CONTROL AMORTIZATION (0.87%)
 Sears Credit Account Master Trust                            10,000,000
  7.25%; 11/15/07                                                100,000                106,748
DIVERSIFIED FINANCIAL SERVICES (0.89%)
 Citigroup                                                    10,000,000
  6.75%; 12/01/05                                                100,000                108,790
DIVERSIFIED OPERATIONS (0.86%)
 Rio Tinto Finance                                            10,000,000
  5.75%; 07/03/06                                                100,000                104,670
ELECTRIC-INTEGRATED (2.64%)
 Dominion Resources                                           10,000,000
  7.82%; 09/15/14                                                100,000                108,775
 Mirant Americas Generation                                   10,000,000
  7.20%; 10/01/08/ 1/                                             50,000                 50,099
  8.30%; 05/01/11                                                 50,000                 53,444
 Niagara Mohawk Power                                         10,000,000
  7.75%; 05/15/06                                                100,000                110,688
                                                                                        323,006
FINANCE-AUTO LOANS (3.33%)
 Ford Credit                                                  10,000,000
  7.38%; 02/01/11                                                 45,000                 45,681
  7.88%; 06/15/10                                                100,000                104,760
 Ford Motor Credit                                            10,000,000
  6.50%; 01/25/07                                                 55,000                 54,830
 General Motors Acceptance                                    10,000,000
  6.75%; 01/15/06                                                100,000                102,464
  6.88%; 09/15/11                                                100,000                 98,377
                                                                                        406,112
FINANCE-COMMERCIAL (0.86%)
 Heller Financial                                             10,000,000
  6.00%; 03/19/04                                                100,000                105,408
                                                  Principal

                                                  Amount                               Value

-------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-CONSUMER LOANS (0.86%)
 Household Finance                                            10,000,000
                                                             $                      $
  6.50%; 01/24/06                                                100,000                105,535
FINANCE-INVESTMENT BANKER & BROKER (1.76%)
 Lehman Brothers Holdings                                     10,000,000
  6.25%; 05/15/06                                                100,000                104,543
 Morgan Stanley Dean Witter                                   10,000,000
  7.75%; 06/15/05                                                100,000                110,891
                                                                                        215,434
FINANCE-MORTGAGE LOAN/BANKER (6.97%)
 Countrywide Home Loan                                        10,000,000
  6.85%; 06/15/04                                                100,000                107,605
 Federal Home Loan Mortgage                                   10,000,000
  5.75%; 03/15/09                                                250,000                266,956
  6.88%; 01/15/05                                                300,000                330,891
 Federal National Mortgage Association                        10,000,000
  7.13%; 01/15/30                                                120,000                145,278
                                                                                        850,730
FINANCE-OTHER SERVICES (0.92%)
 Verizon Global Funding                                       10,000,000
  7.75%; 12/01/30                                                100,000                112,817
FOOD-MISCELLANEOUS/DIVERSIFIED (0.83%)
 Kraft Foods                                                  10,000,000
  5.63%; 11/01/11                                                100,000                100,996
METAL-ALUMINUM (0.92%)
 Alcoa                                                        10,000,000
  7.38%; 08/01/10                                                100,000                112,653
MONEY CENTER BANKS (0.82%)
 Bank of America                                              10,000,000
  4.75%; 10/15/06                                                100,000                 99,979
MORTGAGE BACKED SECURITIES (5.67%)
 Bear Stearns Commercial Mortgage Securities                  10,000,000
  5.91%; 02/14/31                                                123,943                129,961
 GMAC Commercial Mortgage Securities                          10,000,000
  6.96%; 09/15/35                                                150,000                163,802
  7.27%; 08/15/36                                                100,000                110,586
 JP Morgan Commercial Mortgage Finance                        10,000,000
  7.07%; 09/15/29                                                 74,931                 80,473
 LB Commercial Conduit Mortgage Trust                         10,000,000
  7.33%; 10/15/32                                                110,000                122,097
 LB-UBS Commercial Mortgage Trust                             10,000,000
  7.95%; 05/15/25                                                 75,000                 85,606
                                                                                        692,525
MULTIMEDIA (0.87%)
 Viacom                                                       10,000,000
  6.40%; 01/30/06                                                100,000                105,631
OIL COMPANY-INTEGRATED (2.45%)
 Coastal                                                      10,000,000
  7.75%; 06/15/10                                                150,000                160,338
 Conoco Funding                                               10,000,000
  6.35%; 10/15/11                                                100,000                101,623
                                                  Principal

                                                  Amount                               Value

-------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 YPF                                                          10,000,000
                                                             $                      $
  7.00%; 10/26/02                                                 37,600                 37,459
                                                                                        299,420
PAPER & RELATED PRODUCTS (1.89%)
 Abitibi                                                      10,000,000
  8.30%; 08/01/05                                                100,000                108,017
 International Paper                                          10,000,000
  8.00%; 07/08/03                                                100,000                106,264
 Stora Enso Oyj                                               10,000,000
  7.38%; 05/15/11                                                 15,000                 16,369
                                                                                        230,650
PIPELINES (0.64%)
 Enron                                                        10,000,000
  6.75%; 08/01/09                                                100,000                 77,735
PUBLISHING-BOOKS (0.86%)
 Reed Elsevier Capital                                        10,000,000
  6.75%; 08/01/11                                                100,000                105,328
REAL ESTATE OPERATOR & DEVELOPER (0.64%)
 EOP Operating                                                10,000,000
  7.00%; 07/15/11                                                 75,000                 78,253
REGIONAL AUTHORITY (1.13%)
 Province of Quebec                                           10,000,000
  7.13%; 02/09/24                                                125,000                137,844
REGIONAL BANKS (3.45%)
 FleetBoston Financial                                        10,000,000
  7.38%; 12/01/09                                                100,000                110,548
 Korea Development Bank                                       10,000,000
  7.90%; 02/01/02                                                100,000                101,207
 PNC Funding                                                  10,000,000
  5.75%; 08/01/06                                                100,000                104,197
 Wells Fargo                                                  10,000,000
  5.90%; 05/21/06                                                100,000                105,488
                                                                                        421,440
TELECOMMUNICATION SERVICES (0.21%)
 Citizens Communications /1/                                  10,000,000
  6.38%; 08/15/04                                                 25,000                 25,784
TELEPHONE-INTEGRATED (6.10%)
 BellSouth                                                    10,000,000
  5.00%; 10/15/06                                                100,000                101,209
 British Telecommunications                                   10,000,000
  7.88%; 12/15/05                                                150,000                165,566
 COX Communications                                           10,000,000
  6.88%; 06/15/05                                                100,000                106,451
 France Telecom /1/                                           10,000,000
  7.75%; 03/01/11                                                100,000                109,010
 Qwest Capital Funding                                        10,000,000
  7.00%; 08/03/09 /1/                                             50,000                 50,213
  7.90%; 08/15/10                                                100,000                106,613
 Sprint Capital                                               10,000,000
  7.13%; 01/30/06                                                100,000                105,663
                                                                                        744,725
                                                  Principal

                                                  Amount                               Value

-------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TRANSPORT-RAIL (1.00%)
 Union Pacific                                                10,000,000
                                                             $                      $
  6.63%; 02/01/29                                                125,000                122,049
                                                            TOTAL BONDS               6,709,071

                                                  Principal

    Type         Rate            Maturity         Amount                               Value

-------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (23.02%)
                                                             $                      $
FHLMC         6.00%       09/01/16 - 06/01/28                    575,609                587,917
FHLMC         6.50%       12/01/15 - 03/01/29                    925,906                960,495
FHLMC         7.00%       11/01/30 - 07/01/31                    786,591                820,296
FHLMC         7.50%       12/01/15 - 12/01/30                    319,958                337,489
FHLMC         8.00%       11/01/30                                99,607                105,358
                                               TOTAL FHLMC CERTIFICATES               2,811,555

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (1.46%)
FNMA          6.00%       10/01/16 - 11/01/31                    175,000                178,256
                                                TOTAL FNMA CERTIFICATES                 178,256

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (7.73%)
GNMA I        7.50%       12/15/30                               436,499                459,148
GNMA II       6.50%       10/20/28                               332,150                341,989
GNMA II       8.00%       08/20/29                               135,693                143,372
                                                TOTAL GNMA CERTIFICATES                 944,509

                                                  Principal

                                                  Amount                               Value

-------------------------------------------------------------------------------------------------------
TREASURY BONDS (9.98%)
 U.S. Treasury                                                10,000,000
  4.25%; 03/31/03                                            $   250,000            $   257,139
  4.63%; 05/15/06                                                300,000                313,875
  4.75%; 11/15/08                                                125,000                130,566
 U.S. Treasury Strip /2/                                      10,000,000
  0.00%; 11/15/15                                                320,000                155,235
  0.00%; 11/15/18                                                225,000                 91,671
  0.00%; 05/15/20                                                440,000                164,450
  0.00%; 08/15/25                                                370,000                106,360
                                                   TOTAL TREASURY BONDS               1,219,296

                                                  Principal

                                                  Amount                               Value

-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.91%)
FINANCE-CONSUMER LOANS (3.91%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                                  10,000,000
                                                             $                      $
  2.46%; 11/01/01                                                477,302                477,302
                                                 TOTAL COMMERCIAL PAPER                 477,302
                                                                                    -----------

                                  TOTAL PORTFOLIO INVESTMENTS (101.02%)              12,339,989
LIABILITIES, NET OF CASH AND RECEIVABLES (-1.02%)                                      (124,055)
                                             TOTAL NET ASSETS (100.00%)             $12,215,934
                                                                                    --------------



/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $235,106 or 1.91% of net assets.
/2 /Non-income producing security.
See accompanying notes.

                                      140




                            SCHEDULE OF INVESTMENTS
                        HIGH QUALITY LONG-TERM BOND FUND

                                OCTOBER 31, 2001

                                                  Principal

                                                  Amount                               Value

------------------------------------------------------------------------------------------------------
BONDS (80.06%)
CELLULAR TELECOMMUNICATIONS (0.92%)
 Telus                                                        10,000,000
                                                             $                      $
  8.00%; 06/01/11                                                100,000                109,007
COMMERCIAL BANKS (2.63%)
 US Bank                                                      10,000,000
  6.38%; 08/01/11                                                300,000                312,719
CREDIT CARD ASSET BACKED SECURITIES (2.03%)
 Citibank Credit Card Master Trust I                          10,000,000
  5.88%; 03/10/11                                                100,000                105,271
 Discover Card Master Trust I                                 10,000,000
  6.85%; 07/17/07                                                125,000                136,136
                                                                                        241,407
DIVERSIFIED FINANCIAL SERVICES (3.63%)
 Citigroup                                                    10,000,000
  6.75%; 12/01/05                                                200,000                217,580
 Nisource Finance                                             10,000,000
  7.50%; 11/15/03                                                200,000                214,394
                                                                                        431,974
ELECTRIC-DISTRIBUTION (0.85%)
 Detroit Edison                                               10,000,000
  5.05%; 10/01/05                                                100,000                101,120
ELECTRIC-INTEGRATED (3.86%)
 Carolina Power & Light                                       10,000,000
  8.63%; 09/15/21                                                100,000                119,494
 Dominion Resources                                           10,000,000
  8.13%; 06/15/10                                                200,000                228,499
 Niagara Mohawk Power                                         10,000,000
  7.75%; 05/15/06                                                100,000                110,688
                                                                                        458,681
FINANCE-AUTO LOANS (3.44%)
 Ford Motor Credit                                            10,000,000
  6.13%; 03/20/04                                                200,000                205,487
 General Motors Acceptance                                    10,000,000
  5.80%; 03/12/03                                                200,000                203,974
                                                                                        409,461
FINANCE-CONSUMER LOANS (1.78%)
 Household Finance                                            10,000,000
  6.50%; 01/24/06                                                200,000                211,070
FINANCE-INVESTMENT BANKER & BROKER (4.54%)
 Goldman Sachs Group                                          10,000,000
  7.63%; 08/17/05                                                200,000                219,888
 Lehman Brothers Holdings                                     10,000,000
  6.25%; 05/15/06                                                200,000                209,086
 Morgan Stanley Dean Witter                                   10,000,000
  7.75%; 06/15/05                                                100,000                110,891
                                                                                        539,865
FINANCE-LEASING COMPANY (0.87%)
 Pitney Bowes Credit                                          10,000,000
  5.75%; 08/15/08                                                100,000                102,940
FINANCE-MORTGAGE LOAN/BANKER (12.91%)
 Countrywide Funding                                          10,000,000
  6.28%; 01/15/03                                                200,000                207,593
                                                  Principal

                                                  Amount                               Value

------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal Home Loan Mortgage                                   10,000,000
                                                             $                      $
  5.75%; 03/15/09                                                450,000                480,521
 Federal National Mortgage Association                        10,000,000
  5.75%; 04/15/03                                                250,000                262,004
  6.09%; 09/27/27                                                550,000                584,091
                                                                                      1,534,209
FOOD-MISCELLANEOUS/DIVERSIFIED (1.70%)
 Kraft Foods                                                  10,000,000
  5.63%; 11/01/11                                                200,000                201,992
METAL-ALUMINUM (0.95%)
 Alcoa                                                        10,000,000
  7.38%; 08/01/10                                                100,000                112,653
MONEY CENTER BANKS (1.78%)
 JP Morgan Chase                                              10,000,000
  6.75%; 02/01/11                                                200,000                211,820
MORTGAGE BACKED SECURITIES (17.30%)
 GMAC Commercial Mortgage Securities                          10,000,000
  6.96%; 09/15/35                                                300,000                327,604
  7.27%; 08/15/36                                                540,000                597,161
 JP Morgan Commercial Mortgage Finance                        10,000,000
  7.07%; 09/15/29                                                349,678                375,542
 LB Commercial Conduit Mortgage Trust                         10,000,000
  7.33%; 10/15/32                                                450,000                499,486
 LB-UBS Commercial Mortgage Trust                             10,000,000
  7.95%; 05/15/25                                                225,000                256,819
                                                                                      2,056,612
MULTIMEDIA (2.22%)
 Viacom                                                       10,000,000
  6.40%; 01/30/06                                                250,000                264,077
OIL COMPANY-INTEGRATED (0.85%)
 Conoco Funding                                               10,000,000
  6.35%; 10/15/11                                                100,000                101,622
PAPER & RELATED PRODUCTS (2.57%)
 Abitibi                                                      10,000,000
  8.30%; 08/01/05                                                100,000                108,017
 International Paper                                          10,000,000
  8.00%; 07/08/03                                                150,000                159,396
 Stora Enso Oyj                                               10,000,000
  7.38%; 05/15/11                                                 35,000                 38,196
                                                                                        305,609
PIPELINES (4.11%)
 Enron                                                        10,000,000
  6.75%; 08/01/09                                                100,000                 77,735
 Kinder Morgan                                                10,000,000
  6.45%; 03/01/03                                                100,000                103,515
 Kinder Morgan Energy Partners                                10,000,000
  6.75%; 03/15/11                                                100,000                104,333
 Williams                                                     10,000,000
  7.63%; 07/15/19                                                200,000                203,578
                                                                                        489,161
                                                  Principal

                                                  Amount                               Value

------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (3.53%)
 PNC Funding                                                  10,000,000
                                                             $                      $
  5.75%; 08/01/06                                                200,000                208,394
 Wells Fargo                                                  10,000,000
  5.90%; 05/21/06                                                200,000                210,977
                                                                                        419,371
TELEPHONE-INTEGRATED (5.68%)
 British Telecommunications                                   10,000,000
  7.88%; 12/15/05                                                200,000                220,755
 Qwest Capital Funding /1/                                    10,000,000
  7.00%; 08/03/09                                                100,000                100,427
 Sprint                                                       10,000,000
  9.25%; 04/15/22                                                300,000                353,729
                                                                                        674,911
TRANSPORT-RAIL (1.91%)
 Burlington Northern Santa Fe                                 10,000,000
  7.95%; 08/15/30                                                200,000                226,747
                                                            TOTAL BONDS               9,517,028

                                                  Principal

     Type           Rate           Maturity       Amount                               Value

------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (11.27%)
                                                             $                      $
FHLMC           6.50%         05/01/31                           497,074                512,359
FHLMC           7.00%         12/01/30                           792,469                826,518
                                               TOTAL FHLMC CERTIFICATES               1,338,877

                                                  Principal

                                                  Amount                               Value

------------------------------------------------------------------------------------------------------
TREASURY BONDS (6.96%)
 U.S. Treasury Strip /2/                                      10,000,000
  0.00%; 11/15/15                                                500,000                242,554
  0.00%; 11/15/18                                                300,000                122,229
  0.00%; 05/15/20                                                700,000                261,625
  0.00%; 08/15/25                                                700,000                201,221
                                                   TOTAL TREASURY BONDS                 827,629


                                                  Principal

                                                  Amount                               Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.28%)
FINANCE-CONSUMER LOANS (0.28%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                                  10,000,000
  2.46%; 11/01/01                                            $    33,618            $    33,618
                                                 TOTAL COMMERCIAL PAPER                  33,618
                                                                                    -----------

                                   TOTAL PORTFOLIO INVESTMENTS (98.57%)              11,717,152
CASH AND RECEIVABLES, NET OF LIABILITIES (1.43%)                                        169,900
                                             TOTAL NET ASSETS (100.00%)             $11,887,052
                                                                                    -------------

1 Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $100,427 or .84% of net assets.
2    Non-income producing security.

 See accompanying notes.

                                      142



                            SCHEDULE OF INVESTMENTS
                       HIGH QUALITY SHORT-TERM BOND FUND

                                OCTOBER 31, 2001

                                                  Principal

                                                  Amount                              Value

-----------------------------------------------------------------------------------------------------
BONDS (86.21%)
CELLULAR TELECOMMUNICATIONS (1.68%)
 AT&T Wireless Services                                      10,000,000
                                                             $                     $
  7.35%; 03/01/06                                               200,000                213,474
CREDIT CARD ASSET BACKED SECURITIES (13.58%)
 Discover Card Master Trust I                                10,000,000
  5.60%; 05/16/06                                               500,000                523,846
  6.05%; 08/18/08                                               260,000                277,522
  6.85%; 07/17/07                                               500,000                544,544
 MBNA Master Credit Card Trust                               10,000,000
  6.90%; 01/15/08                                               350,000                384,267
                                                                                     1,730,179
CREDIT CARD CONTROL AMORTIZATION (3.35%)
 Sears Credit Account Master Trust                           10,000,000
  7.25%; 11/15/07                                               400,000                426,991
DIVERSIFIED FINANCIAL SERVICES (2.14%)
 Citigroup                                                   10,000,000
  6.75%; 12/01/05                                               250,000                271,976
ELECTRIC-DISTRIBUTION (1.59%)
 Detroit Edison                                              10,000,000
  5.05%; 10/01/05                                               200,000                202,240
ELECTRIC-INTEGRATED (7.36%)
 Dominion Resources                                          10,000,000
  7.82%; 09/15/14                                               250,000                271,938
 Gulf Power                                                  10,000,000
  4.69%; 08/01/03                                               250,000                255,256
 Niagara Mohawk Power                                        10,000,000
  7.38%; 07/01/03                                               238,171                250,600
 Progress Energy                                             10,000,000
  6.75%; 03/01/06                                               150,000                159,896
                                                                                       937,690
FINANCE-AUTO LOANS (3.60%)
 Ford Credit                                                 10,000,000
  6.00%; 01/14/03                                               250,000                254,908
 General Motors Acceptance                                   10,000,000
  5.80%; 03/12/03                                               200,000                203,974
                                                                                       458,882
FINANCE-CONSUMER LOANS (2.90%)
 Household Finance                                           10,000,000
  6.50%; 01/24/06                                               350,000                369,372
FINANCE-INVESTMENT BANKER & BROKER (2.18%)
 Morgan Stanley Dean Witter                                  10,000,000
  7.75%; 06/15/05                                               250,000                277,227
FINANCE-MORTGAGE LOAN/BANKER (21.11%)
 Countrywide Home Loan                                       10,000,000
  6.85%; 06/15/04                                               300,000                322,816
 Federal Home Loan Mortgage                                  10,000,000
  5.25%; 01/15/06                                               350,000                368,544
  6.88%; 01/15/05                                               700,000                772,080
  7.38%; 05/15/03                                               800,000                858,429
 Federal National Mortgage Assocation                        10,000,000
  5.13%; 02/13/04                                               350,000                366,835
                                                                                     2,688,704
                                                  Principal

                                                  Amount                              Value

-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (11.57%)
 Chase Commercial Mortgage Securities                        10,000,000
                                                             $                     $
  7.03%; 10/15/08                                               459,178                497,556
 First Union National Bank Commercial Mortgage               10,000,000
  6.94%; 10/15/32                                               194,312                210,373
 JP Morgan Commercial Mortgage Finance                       10,000,000
  7.07%; 09/15/29                                               500,000                536,982
 Mortgage Capital Funding                                    10,000,000
  7.15%; 07/20/27                                               217,230                229,240
                                                                                     1,474,151
PIPELINES (3.32%)
 Enron                                                       10,000,000
  6.63%; 11/15/05                                               125,000                 97,743
  6.75%; 09/01/04                                                75,000                 61,620
 Kinder Morgan                                               10,000,000
  6.65%; 03/01/05                                               250,000                263,565
                                                                                       422,928
REGIONAL BANKS (1.64%)
 PNC Funding                                                 10,000,000
  5.75%; 08/01/06                                               200,000                208,394
RETAIL-MAJOR DEPARTMENT STORE (1.75%)
 May Department Stores                                       10,000,000
  9.88%; 12/01/02                                               208,000                222,711
TELECOMMUNICATION SERVICES (2.07%)
 Qwest                                                       10,000,000
  7.20%; 11/01/04                                               250,000                264,055
TELEPHONE-INTEGRATED (6.37%)
 BellSouth                                                   10,000,000
  5.00%; 10/15/06                                               225,000                227,721
 British Telecommunications                                  10,000,000
  7.88%; 12/15/05                                               200,000                220,755
 Royal KPN                                                   10,000,000
  7.50%; 10/01/05                                               175,000                151,336
 Sprint Capital                                              10,000,000
  7.13%; 01/30/06                                               200,000                211,326
                                                                                       811,138
                                                           TOTAL BONDS              10,980,112

                                                  Principal

     Type           Rate           Maturity       Amount                              Value

-----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (12.01%)
                                                             $                     $
FHLMC           6.00%         08/01/06                          523,857                537,610
FHLMC           6.50%         12/01/15                          952,689                992,025
                                              TOTAL FHLMC CERTIFICATES               1,529,635

                                                  Principal

                                                  Amount                              Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.22%)
FINANCE-CONSUMER LOANS (0.22%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                                 10,000,000
                                                             $                     $
  2.46%; 11/01/01                                                27,635                 27,635
                                                TOTAL COMMERCIAL PAPER                  27,635
                                                                                   -----------

                                  TOTAL PORTFOLIO INVESTMENTS (98.44%)              12,537,382
CASH AND RECEIVABLES, NET OF LIABILITIES (1.56%)                                       199,288
                                            TOTAL NET ASSETS (100.00%)             $12,736,670
                                                                                   -------------



See accompanying notes.

                                      144



                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (90.42%)
ADVERTISING AGENCIES (1.23%)
                                                                         $
 Cheil Communications                                     670                59,498
AEROSPACE & DEFENSE (1.12%)
 Empresa Bras de Aeronautica                            3,140                53,882
AGRICULTURAL OPERATIONS (0.91%)
 Bunge /1/                                              2,487                43,821
AIRLINES (0.52%)
 China Southern Airlines /1/                          100,000                25,000
AIRPORT DEVELOPMENT & MAINTENANCE (0.62%)
 Grupo Aeroportuario de Sureste /1/                     2,431                29,901
APPLICATIONS SOFTWARE (0.08%)
 Satyam Computer Services                               1,310                 3,830
AUDIO & VIDEO PRODUCTS (0.41%)
 Vestel Elektronik Sanayi                          11,518,000                19,909
AUTO-CARS & LIGHT TRUCKS (1.42%)
 Hyundai Motor                                          3,270                52,522
 Tofas Turk Otomobil Fabrik                         2,613,000                16,095
                                                                             68,617
BEVERAGES-NON-ALCOHOLIC (0.63%)
 Coca-Cola Femsa                                        1,510                30,336
BREWERY (3.65%)
 Companhia de Bebidas das Americas                      1,477                23,987
 Grupo Modelo                                          13,500                30,934
 Hite Brewery                                           2,130                77,305
 South African Brewery                                  7,072                44,109
                                                                            176,335
BROADCASTING SERVICES & PROGRAMMING (0.46%)
 Grupo Televisa                                           730                22,229
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.95%)
 Cemex                                                 20,470                94,009
BUILDING-HEAVY CONSTRUCTION (1.12%)
 IJM                                                   49,000                53,899
BUILDING-RESIDENTIAL & COMMERCIAL (1.23%)
 Hyundai Development                                   12,110                59,194
CASINO HOTELS (0.93%)
 Genting Berhad                                        18,400                45,031
CELLULAR TELECOMMUNICATIONS (4.34%)
 Advanced Info Service Public                          30,200                28,032
 America Movil /1/                                      5,226                78,390
 China Mobile/ 1/                                      20,900                63,370
 Vimpel Communications /1/                              2,012                39,837
                                                                            209,629
COMMERCIAL BANKS (5.59%)
 Banco Bradesco                                         9,567                36,474
 Banco Latinoamericano de Exportaciones                   760                22,177
 Banco Santander                                        2,921                47,174
 Bank Sinopac                                          55,700                22,425
 Chinatrust Commercial Bank                            52,022                26,369
 H&CB                                                   1,341                17,406
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 H&CB                                                     980                25,352
 OTP Bank                                               1,380                72,637
                                                                            270,014
COMMERCIAL SERVICES (0.54%)
 Cosco Pacific                                         50,000                26,282
DISTRIBUTION/WHOLESALE (1.23%)
 Esprit Holdings                                       56,294                59,181
DIVERSIFIED FINANCIAL SERVICES (1.18%)
 FirstRand                                             39,200                31,851
 Shinhan Financial Group /1/                            2,900                24,969
                                                                             56,820
DIVERSIFIED MINERALS (3.13%)
 Anglo American                                         3,051                39,354
 Antofagasta                                            6,838                42,761
 BHP Billiton                                          16,091                68,957
                                                                            151,072
DIVERSIFIED OPERATIONS (2.63%)
 Beijing Enterprises                                   50,000                62,180
 Grupo Carso                                           18,500                45,210
 Larsen & Toubro /2/                                    2,740                19,536
                                                                            126,926
ELECTRIC-GENERATION (2.12%)
 CEZ                                                   16,600                33,968
 Huaneng Power International                          111,100                68,369
                                                                            102,337
ELECTRIC-INTEGRATED (3.28%)
 Empresa Nacional de Electricidad                       6,742                58,655
 Korea Electric Power                                   3,110                27,088
 Unified Energy Systems                                 7,380                72,398
                                                                            158,141
ELECTRONIC COMPONENTS-MISCELLANEOUS (3.47%)
 Asustek Computer                                       6,750                23,070
 Samsung Electronics                                      861               115,354
 Yageo                                                 50,000                29,110
                                                                            167,534
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.50%)
 MediaTek                                               2,800                24,087
FINANCE-CONSUMER LOANS (0.37%)
 African Bank Investments                              19,504                18,103
FINANCE-INVESTMENT BANKER & BROKER (0.64%)
 Samsung Securities                                     1,200                31,089
FINANCE-OTHER SERVICES (1.46%)
 Grupo Financiero BBVA Bancomer                        93,504                70,643
FOOD-MEAT PRODUCTS (0.62%)
 People's Food Holdings                                63,970                30,156
FOOD-MISCELLANEOUS/DIVERSIFIED (0.28%)
 Indofood Sukses Makmur                               209,500                13,500
FOOD-RETAIL (0.45%)
 Migros Turk                                          352,000                21,903
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (2.41%)
                                                                         $
 Hong Kong & China Gas                                 56,000                70,000
 OAO Gazprom                                            5,400                46,440
                                                                            116,440
INTERNET SECURITY (0.48%)
 Check Point Software Technologies /1/                    781                23,055
MEDICAL-DRUGS (2.73%)
 Dr. Reddy's Laboratories /1/                           1,546                38,495
 Gedeon Richter                                           251                13,642
 Ranbaxy Laboratories                                   3,360                54,264
 Teva Pharmaceutical Industries                           409                25,276
                                                                            131,677
METAL-ALUMINUM (1.40%)
 Hindalco Industries /2/                                5,550                67,599
MONEY CENTER BANKS (2.19%)
 HDFC Bank /1/                                          2,704                41,155
 State Bank of India /2/                                4,313                35,151
 United Overseas Bank                                   5,280                29,521
                                                                            105,827
OIL COMPANY-EXPLORATION & PRODUCTION (0.43%)
 CNOOC /1/                                              1,070                21,004
OIL COMPANY-INTEGRATED (6.59%)
 OAO Lukoil Holding /1/                                   495                21,969
 Petroleo Brasileiro                                    1,619                32,380
 Sasol                                                  8,000                69,839
 Surgutneftegaz                                         7,512                95,290
 YUKOS /1/                                              1,761                98,464
                                                                            317,942
PAPER & RELATED PRODUCTS (2.35%)
 Aracruz Celulose                                       1,500                26,250
 Sappi                                                  8,981                83,833
 Sappi                                                    359                 3,425
                                                                            113,508
PETROCHEMICALS (0.98%)
 IOI Berhad                                            54,000                47,463
PLATINUM (1.56%)
 Anglo American Platinum                                1,790                58,519
 Northam Platinum                                      14,600                16,571
                                                                             75,090
REAL ESTATE MANAGEMENT/SERVICES (0.22%)
 SM Prime Holdings                                     97,500                10,510
REAL ESTATE OPERATOR & DEVELOPER (0.61%)
 Consorcio ARA /1/                                     21,500                29,280
RETAIL-CONSUMER ELECTRONICS (0.39%)
 Grupo Elektra                                          3,731                18,618
RETAIL-CONVENIENCE STORE (0.62%)
 President Chain Store                                 16,100                30,078
RETAIL-DISCOUNT (0.81%)
 Walmart de Mexico                                     16,460                38,962
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MAJOR DEPARTMENT STORE (0.84%)
                                                                         $
 Shinsegae Department Store                               570                40,450
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (4.72%)
 Taiwan Semiconductor Manufacturing                    75,800               133,926
 United Microelectronics /1/                          113,900                93,693
                                                                            227,619
SEMICONDUCTOR EQUIPMENT (0.36%)
 ASE Test /1/                                           2,130                17,530
SHIPBUILDING (0.57%)
 Samsung Heavy Industries                               9,740                27,528
TELECOMMUNICATION SERVICES (3.87%)
 Korea Telecom                                          2,228                46,432
 SK Telecom                                                87                16,493
 SK Telecom                                             3,550                74,834
 Videsh Sanchar Nigam                                   5,042                48,907
                                                                            186,666
TELEPHONE-INTEGRATED (3.99%)
 Matav                                                  7,706                24,091
 Telefonos de Mexico                                    4,944               168,393
                                                                            192,484
TEXTILE-PRODUCTS (0.85%)
 Texwinca Holdings                                    112,000                40,923
TOBACCO (3.34%)
 Korea Tobacco & Ginseng /1/ /2/                        2,279                16,887
 Korea Tobacco & Ginseng                                2,680                38,079
 Philip Morris                                            240                43,939
 PT Hanjaya Mandala Sampoerna                          47,000                13,461
 Souza Cruz                                            10,600                48,890
                                                                            161,256
                                         TOTAL COMMON STOCKS              4,364,417

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
PREFERRED STOCKS (2.90%)
COMMERCIAL BANKS (0.48%)
 Banco Itau                                           366,000                23,347
DIVERSIFIED MINERALS (0.91%)
 Cia Vale Do Rio Doce                                   2,092                43,816
STEEL-SPECIALTY (0.66%)
 Gerdau                                             4,550,505                31,990
TELEPHONE-INTEGRATED (0.85%)
 Tele Norte Leste Participacoes                     2,555,830                40,878
                                      TOTAL PREFERRED STOCKS                140,031

                                                   Principal
                                                     Amount                Value
------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.21%)
FINANCE-CONSUMER LOANS (4.21%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association               10,000,000
                                                   $                     $
  2.46%; 11/01/01                                     203,179               203,179
                                      TOTAL COMMERCIAL PAPER                203,179
                                                                         ----------

                        TOTAL PORTFOLIO INVESTMENTS (97.53%)              4,707,627
CASH AND RECEIVABLES, NET OF LIABILITIES (2.47%)                            119,135
                                  TOTAL NET ASSETS (100.00%)             $4,826,762
                                                                         ------------



                                      145

See accompanying notes.


/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities, which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $139,173 or 2.88% of net assets.


                   INVESTMENTS BY COUNTRY
 Country                          Value            Percentage of
                                                    Total Value
--------------------------------------------------------------------
                                $
 Brazil                            405,715              8.62%
 Chile                              58,655              1.25
 China                              93,369              1.98
 Czech Republic                     33,968              0.72
 Hong Kong                         342,939              7.29
 Hungary                           110,370              2.34
 India                             353,047              7.50
 Indonesia                          26,961              0.57
 Israel                             48,331              1.03
 Korea                             750,479             15.94
 Malaysia                          146,393              3.11
 Mexico                            626,568             13.31
 Panama                             22,177              0.47
 Philippines                        10,510              0.22
 Russia                            374,398              7.95
 Singapore                          59,678              1.27
 South Africa                      282,141              5.99
 Taiwan                            400,288              8.50
 Thailand                           28,032              0.60
 Turkey                             57,907              1.23
 United Kingdom                    151,072              3.21
 United States                     324,629              6.90
        PERCENT OF TOTAL        $4,707,627            100.00%
                HOLDINGS
                                ------------          ---------

See accompanying notes.

                                      147



                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL FUND I

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (92.63%)
ADVERTISING SERVICES (1.17%)
                                                                         $
 Havas Advertising                                      2,976                22,114
 WPP Group                                              7,583                68,263
                                                                             90,377
AEROSPACE & DEFENSE (1.19%)
 BAE Systems                                           18,841                91,381
AUDIO & VIDEO PRODUCTS (0.75%)
 Pioneer                                                3,020                57,980
AUTO-CARS & LIGHT TRUCKS (2.67%)
 Bayerische Motoren Werke                               2,593                77,072
 Honda Motor                                            1,648                59,105
 Nissan Motor                                           9,880                43,586
 PSA Peugeot Citroen                                      637                25,905
                                                                            205,668
BEVERAGES-WINE & SPIRITS (1.02%)
 Diageo                                                 7,847                78,457
BREWERY (0.98%)
 Interbrew /1/                                          2,900                75,331
BROADCASTING SERVICES & PROGRAMMING (0.42%)
 Grupo Televisa                                         1,062                32,338
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.20%)
 Cemex                                                  4,000                18,370
 Lafarge                                                1,695               150,684
                                                                            169,054
CELLULAR TELECOMMUNICATIONS (3.93%)
 America Movil /1/                                      4,128                61,920
 China Mobile                                          11,110                33,686
 NTT DoCoMo                                                 3                40,685
 Vodafone Group                                        72,026               166,548
                                                                            302,839
CHEMICALS-DIVERSIFIED (2.37%)
 Akzo Nobel                                             3,376               138,507
 DSMA                                                   1,350                43,956
                                                                            182,463
COMMERCIAL BANKS (1.75%)
 Julius Baer Holding                                      108                33,004
 Nordea                                                22,980               101,775
                                                                            134,779
DISTRIBUTION-WHOLESALE (0.31%)
 Buhrmann                                               3,796                23,968
DIVERSIFIED FINANCIAL SERVICES (2.09%)
 Fortis                                                 6,786               160,750
DIVERSIFIED MANUFACTURING OPERATIONS (0.00%)
 Siemens                                                    1                    24
DIVERSIFIED MINERALS (0.85%)
 BHP Billiton                                          15,340                65,254
DIVERSIFIED OPERATIONS (0.47%)
 Citic Pacific                                         17,800                36,513
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.81%)
                                                                         $
 Vivendi Universal                                      1,327                62,032
DRUG DELIVERY SYSTEMS (1.23%)
 Elan /1/                                               2,078                94,861
ELECTRIC PRODUCTS-MISCELLANEOUS (0.54%)
 Sharp                                                  4,000                41,371
ELECTRIC-INTEGRATED (2.59%)
 E.On AG                                                1,315                68,104
 Scottish & Southern Energy                             4,210                40,409
 Scottish Power /1/                                     9,866                56,675
 Tokyo Electric Power                                   1,361                33,802
                                                                            198,990
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.70%)
 Flextronics International /1/                          2,412                47,999
 Koninklijke Philips Electronics                        1,602                36,419
 Samsung Electronics                                      618                46,566
                                                                            130,984
ELECTRONIC CONNECTORS (0.48%)
 Hon Hai Precision Industry                            10,000                37,075
FABRICATED STRUCTURAL METAL PRODUCTS (0.29%)
 Usinor                                                 2,134                22,488
FINANCE-INVESTMENT BANKER & BROKER (1.29%)
 Nomura Securities                                      7,560                99,437
FOOD-DAIRY PRODUCTS (0.24%)
 Numico                                                   699                18,258
FOOD-MISCELLANEOUS/DIVERSIFIED (2.35%)
 Nestle                                                   657               136,397
 Unilever                                                 852                44,663
                                                                            181,060
FOOD-RETAIL (1.92%)
 Koninklijke Ahold                                      2,702                76,077
 Safeway                                               14,110                71,718
                                                                            147,795
GAS-DISTRIBUTION (0.76%)
 Centrica                                              18,398                58,596
INTERNET SECURITY (0.72%)
 Check Point Software Technologies /1/                  1,870                55,202
INVESTMENT COMPANIES (0.70%)
 Investor                                               5,540                54,177
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.85%)
 Amvescap                                               5,503                65,625
MACHINERY-ELECTRICAL (0.85%)
 Schneider Electric                                     1,630                65,303
MEDICAL-DRUGS (8.36%)
 Aventis                                                2,686               197,776
 Biovail /1/                                              681                32,184
 Biovail /1/                                              327                15,410
 GlaxoSmithKline /1/                                    4,732               127,244
 Novartis                                               2,340                87,630
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                         $
 Schering                                               2,413               123,883
 Takeda Chemical Industries                             1,227                59,443
                                                                            643,570
METAL-ALUMINUM (1.42%)
 Alcan                                                  3,586               109,552
MONEY CENTER BANKS (12.13%)
 ABN AMRO Holding                                       4,370                66,756
 Barclays                                               2,407                72,320
 BNP Paribas                                            1,456               121,175
 Canadian Imperial Bank of Commerce                       532                16,350
 Credit Suisse Group                                    3,789               138,529
 Deutsche Bank                                          1,476                81,760
 Royal Bank of Canada                                   3,694               108,962
 San Paolo-IMI                                          5,147                54,101
 Standard Chartered                                     6,690                66,840
 Sumitomo Mitsui Banking                                5,402                33,408
 UBS /1/                                                3,662               170,328
 UFJ Holdings /1/                                           1                 3,122
                                                                            933,651
MORTGAGE BANKS (0.57%)
 Abbey National                                         2,963                44,082
MULTI-LINE INSURANCE (5.25%)
 Assurances Generales de France                         1,197                55,309
 ING Groep                                              7,543               188,193
 Riunione Adriatica di Sicurta                          9,350               112,259
 Royal & Sun Alliance Insurance Group                   8,835                48,183
                                                                            403,944
MULTIMEDIA (0.38%)
 News                                                   1,069                29,419
OFFICE AUTOMATION & EQUIPMENT (0.55%)
 Canon                                                    980                28,685
 Canon                                                    480                13,960
                                                                             42,645
OIL COMPANY-INTEGRATED (7.21%)
 BP Amoco                                              14,167               114,450
 ENI SPA                                               11,106               139,244
 Shell Transport & Trading                             15,282               114,568
 TotalFinaElf                                           1,330               186,877
                                                                            555,139
OIL REFINING & MARKETING (0.65%)
 Statoil /1/                                            7,234                50,092
PAPER & RELATED PRODUCTS (0.90%)
 Stora Enso Oyj                                         2,730                33,195
 UPM-Kymmene Oyj                                        1,110                36,092
                                                                             69,287
PUBLIC THOROUGHFARES (1.26%)
 Brisa-Auto Estradas de Portugal                       10,894                97,141
REAL ESTATE MGMNT/SERVICE (0.24%)
 Mitsubishi Estate                                      1,880                18,384
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REINSURANCE (2.56%)
                                                                         $
 Muenchener Rueckversicherungs-Gesellschaft               747               197,137
RETAIL-APPAREL & SHOE (0.33%)
 Matalan /1/                                            4,881                25,696
RETAIL-BUILDING PRODUCTS (0.53%)
 Kingfisher                                             8,756                40,750
RETAIL-MAJOR DEPARTMENT STORE (1.46%)
 Metro                                                  3,375               112,475
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.20%)
 Taiwan Semiconductor Manufacturing /1/                25,400                44,878
 United Microelectronics /1/                           57,300                47,134
                                                                             92,012
TELECOMMUNICATION EQUIPMENT (0.21%)
 Spirent                                                9,320                15,858
TELECOMMUNICATION SERVICES (1.66%)
 Amdocs /1/                                             2,272                59,322
 Korea Telecom                                          1,947                40,575
 Telstra                                               11,200                28,088
                                                                            127,985
TELEPHONE-INTEGRATED (1.31%)
 British Telecommunications                             6,400                32,390
 Swisscom                                                  70                19,441
 Telecom Italia                                         5,016                41,881
 Telefonica                                               558                 6,705
                                                                            100,417
TELEVISION (0.89%)
 Granada                                               36,489                68,720
TOYS (1.44%)
 Nintendo                                                 348                53,676
 Sega /1/                                               2,947                57,421
                                                                            111,097
TRANSPORT-RAIL (0.91%)
 East Japan Railway                                        12                69,899
WATER (0.79%)
 Suez                                                   1,925                60,563
WATER TREATMENT SYSTEMS (0.67%)
 Vivendi Environnement /1/                              1,330                51,164
WIRE & CABLE PRODUCTS (0.26%)
 Futukawa Electric                                      3,400                19,610
                                         TOTAL COMMON STOCKS              7,130,719

                                                   Principal
                                                     Amount                Value
------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.62%)
FINANCE-CONSUMER LOANS (5.62%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association               10,000,000
                                                   $                     $
  2.46%; 11/01/01                                     432,837               432,837
                                      TOTAL COMMERCIAL PAPER                432,837
                                                                         ----------

                        TOTAL PORTFOLIO INVESTMENTS (98.25%)              7,563,556
CASH AND RECEIVABLES, NET OF LIABILITIES (1.75%)                            135,007
                                  TOTAL NET ASSETS (100.00%)             $7,698,563
                                                                         ------------



                                      148

See accompanying notes.


/1/Non-income producing security.


                   INVESTMENTS BY COUNTRY
 Country                          Value            Percentage of
                                                    Total Value
--------------------------------------------------------------------
                                $
 Australia                          57,507              0.76%
 Belgium                            75,331              1.00
 Canada                            250,274              3.31
 Finland                            69,287              0.92
 France                          1,021,390             13.50
 Germany                           660,455              8.73
 Hong Kong                          70,199              0.93
 Israel                            114,524              1.51
 Italy                             347,485              4.59
 Japan                             733,574              9.70
 Korea                              87,142              1.15
 Mexico                            112,628              1.49
 Netherlands                       797,546             10.55
 Norway                             50,092              0.66
 Portugal                           97,141              1.28
 Spain                               6,705              0.09
 Sweden                            155,952              2.06
 Switzerland                       585,329              7.74
 Taiwan                            129,087              1.71
 United Kingdom                  1,628,888             21.54
 United States                     513,020              6.78
        PERCENT OF TOTAL        $7,563,556            100.00%
                HOLDINGS
                                ------------          ---------

See accompanying notes.

                                      150



                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL FUND II

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (97.03%)
AEROSPACE & DEFENSE (2.26%)
                                                                      $
 BAE Systems                                        28,561               138,523
AIRLINES (0.30%)
 China Southern Airlines                            74,000                18,500
AIRPORT DEVELOPMENT & MAINTENANCE (0.48%)
 Beijing Capital International Airport             120,000                29,538
APPAREL MANUFACTURERS (0.49%)
 Onward Kashiyama                                    3,000                29,925
AUDIO & VIDEO PRODUCTS (0.93%)
 Sony                                                1,500                56,738
AUTO-CARS & LIGHT TRUCKS (3.21%)
 Bayerische Motoren Werke                            2,006                59,624
 Nissan Motor                                        5,000                22,058
 PSA Peugeot Citroen                                 2,838               115,412
                                                                         197,094
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (2.19%)
 CRH                                                 8,666               134,098
CELLULAR TELECOMMUNICATIONS (4.19%)
 NTT DoCoMo                                              5                67,807
 Vodafone Group                                     81,802               189,154
                                                                         256,961
CHEMICALS-DIVERSIFIED (0.54%)
 Asahi Kasei                                        10,000                32,923
COMMERCIAL BANKS (1.75%)
 Chinatrust Commercial Bank                         32,254                16,349
 Nordea                                             20,496                90,774
                                                                         107,123
COMPUTERS-INTEGRATED SYSTEMS (1.21%)
 Fujitsu                                             4,000                29,607
 Meitec                                              1,700                44,442
                                                                          74,049
COSMETICS & TOILETRIES (1.64%)
 Kao                                                 3,000                71,076
 Kose                                                  900                29,263
                                                                         100,339
ELECTRIC COMPONENT-MISCELLANEOUS (1.03%)
 NEC                                                 7,000                63,478
ELECTRIC-GENERATION (0.40%)
 Beijing Datang Power Generation                    68,000                24,846
ELECTRONIC COMPONENTS-MISCELLANEOUS (6.11%)
 Hosiden                                             4,000                65,357
 Koninklijke Philips Electronics                     6,656               151,315
 Murata Manufacturing                                1,500                94,114
 Omron                                               5,000                63,723
                                                                         374,509
ELECTRONIC MEASUREMENT INSTRUMENTS (0.50%)
 Keyence                                               200                30,473
FINANCE-INVESTMENT BANKER & BROKER (0.74%)
 Nikko Securities                                    6,000                32,401
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                      $
 Nomura Securities                                   1,000                13,153
                                                                          45,554
FINANCE-LEASING COMPANY (1.00%)
 Orix                                                  700                61,247
FINANCE-OTHER SERVICES (0.31%)
 Hong Kong Exchanges & Clearing                     14,000                18,756
FOOD-CATERING (0.86%)
 Compass Group /1/                                   7,270                52,732
FOOD-MISCELLANEOUS/DIVERSIFIED (3.51%)
 Groupe Danone                                         583                67,477
 Nestle                                                710               147,400
                                                                         214,877
FOOD-RETAIL (2.93%)
 Koninklijke Ahold                                   3,472                97,757
 Tesco                                              23,368                82,157
                                                                         179,914
GAS-TRANSPORTATION (0.50%)
 Lattice Group                                      13,640                30,697
GOLD MINING (0.19%)
 Newcrest Mining                                     6,663                11,465
HUMAN RESOURCES (1.54%)
 Adecco                                              2,126                94,133
INVESTMENT COMPANIES (1.59%)
 Macquarie Infrastructure Group                     50,813                97,433
MACHINERY-ELECTRICAL (1.58%)
 Schneider Electric                                  1,125                45,071
 SMC Corp                                              600                51,714
                                                                          96,785
MEDICAL-DRUGS (9.31%)
 Aventis                                             2,496               183,786
 GlaxoSmithKline /1/                                 9,532               256,316
 Pharmacia                                             897                35,931
 Sanofi-Synthelabo                                   1,170                77,192
 Serono                                                 22                17,394
                                                                         570,619
METAL-DIVERSIFIED (0.52%)
 Rio Tinto                                           1,973                31,866
MONEY CENTER BANKS (9.45%)
 Banco Bilbao Vizcaya Argentaria                     6,360                71,205
 Barclays                                            5,438               163,389
 Bayerische Hypo-und Vereinsbank                       761                23,099
 Deutsche Bank                                       2,031               112,503
 Mizuho Holdings                                        10                30,228
 Sumitomo Mitsui Banking                             6,000                37,106
 UBS /1/                                             3,050               141,863
                                                                         579,393
MORTGAGE BANKS (1.65%)
 Abbey National                                      6,782               100,899
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (4.07%)
                                                                      $
 Allianz                                               161                37,834
 CGNU                                                6,580                78,708
 ING Groep                                           5,329               132,955
                                                                         249,497
MULTIMEDIA (2.70%)
 News                                                3,896                26,894
 Pearson                                             5,980                71,791
 Tokyo Broadcasting System                           4,000                66,991
                                                                         165,676
OIL COMPANY-INTEGRATED (7.55%)
 Royal Dutch Petroleum                               2,396               121,931
 Shell Transport & Trading                          12,345                92,550
 TotalFinaElf                                        1,766               248,139
                                                                         462,620
PAPER & RELATED PRODUCTS (1.00%)
 Stora Enso Oyj                                      5,094                61,311
PROPERTY & CASUALTY INSURANCE (0.25%)
 NRMA Insurance Group /1/                            9,615                15,380
REAL ESTATE OPERATOR & DEVELOPER (1.62%)
 Cheung Kong                                         7,000                59,231
 Kerry Properties                                   18,779                14,686
 Westfield Holdings                                  2,967                25,411
                                                                          99,328
REINSURANCE (0.67%)
 Swiss Reinsurance /1/                                 400                41,154
RESPIRATORY PRODUCTS (0.72%)
 Resmed /1/                                          7,446                43,964
RETAIL-APPAREL & SHOE (1.75%)
 Debenhams                                          15,608                81,432
 Giordano International                             60,000                25,577
                                                                         107,009
RETAIL-CONSUMER ELECTRONICS (0.85%)
 Yamada Denki                                          800                52,285
RETAIL-MISC/DIVERSIFIED (1.40%)
 Jusco                                               4,000                85,781
SEMICONDUCTOR EQUIPMENT (1.53%)
 ASM Lithography Holding /1/                         6,506                93,759
SOAP & CLEANING PRODUCTS (1.46%)
 Reckitt Benckiser                                   6,390                89,305
TELECOMMUNICATION EQUIPMENT (1.27%)
 Nokia                                               3,729                78,023
TELEPHONE-INTEGRATED (4.55%)
 British Telecommunications                         17,895                90,566
 Telecom Italia                                      5,893                49,203
 Telefonica                                         11,585               139,198
                                                                         278,967
TOBACCO (0.42%)
 Korea Tobacco & Ginseng /1/ /2/                     3,490                25,861
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-RAIL (1.33%)
                                                                      $
 East Japan Railway                                     14                81,549
WATER (0.98%)
 Suez                                                1,909                60,060
                                      TOTAL COMMON STOCKS              5,947,016
                                                                      ----------

                     TOTAL PORTFOLIO INVESTMENTS (97.03%)              5,947,016
CASH AND RECEIVABLES, NET OF LIABILITIES (2.97%)                         182,074
                               TOTAL NET ASSETS (100.00%)             $6,129,090
                                                                      ------------

1    Non-income producing security.

2 Restricted Security - The fund held securities, which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $25,861 or .42% of net assets.


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                             INTERNATIONAL FUND II

                                OCTOBER 31, 2001



                   INVESTMENTS BY COUNTRY
 Country                          Value            Percentage of
                                                    Total Value
--------------------------------------------------------------------

 Australia                      $  208,449              3.51%
 China                              18,500              0.31
 Finland                           139,334              2.34
 France                            797,137             13.40
 Germany                           233,061              3.92
 Hong Kong                         143,096              2.41
 Ireland                           134,098              2.25
 Italy                              49,203              0.83
 Japan                           1,213,439              20.40
 Korea                              25,861              0.43
 Netherlands                       597,718             10.05
 Spain                             210,402              3.54
 Sweden                             90,774              1.53
 Switzerland                       471,482              7.93
 Taiwan                             16,349              0.28
 United Kingdom                  1,518,218             25.53
 United States                      79,895              1.34

        PERCENT OF TOTAL        $5,947,016            100.00%
                HOLDINGS
                                ------------          ---------

See accompanying notes.

                                      152



                            SCHEDULE OF INVESTMENTS
                          INTERNATIONAL SMALLCAP FUND

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (93.87%)
ADVERTISING SERVICES (0.99%)
                                                                         $
 Cordiant Communications Group                         20,200                24,823
 Incepta Group                                         42,020                19,861
                                                                             44,684
AGRICULTURAL CHEMICALS (0.45%)
 Agrium                                                 2,110                20,081
AGRICULTURAL OPERATIONS (1.54%)
 Hokuto                                                 1,600                69,278
AIRLINES (2.82%)
 easyJet /1/                                           11,732                64,153
 Ryanair Holdings /1/                                     435                20,332
 Westjet Airlines /1/                                   4,047                42,087
                                                                            126,572
ALTERNATIVE WASTE TECHNOLOGIES (0.63%)
 Renewable Energy /1/                                  44,100                28,484
AUTO-CARS & LIGHT TRUCKS (0.50%)
 Denway Motors                                         67,600                22,533
BEVERAGES-NON-ALCOHOLIC (1.13%)
 Cott                                                   3,604                50,837
BEVERAGES-WINE & SPIRITS (0.65%)
 Davide Campari /1/                                     1,334                29,377
BREWERY (1.82%)
 Molson                                                 5,290                81,687
BROADCASTING SERVICES & PROGRAMMING (0.76%)
 HIT Entertainment                                      7,510                34,349
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.64%)
 Amec                                                  12,230                73,812
BUILDING PRODUCTS-DOORS & WINDOWS (1.31%)
 Royal Group Technologies /1/                           3,903                58,818
BUILDING-HEAVY CONSTRUCTION (2.14%)
 Grupo Dragados                                         6,627                80,521
 Technip-Coflexip                                         136                15,400
                                                                             95,921
BUILDING-RESIDENTIAL & COMMERCIAL (1.41%)
 Persimmon                                             14,160                63,323
CASINO SERVICES (0.97%)
 Aristocrat Leisure                                    13,200                43,628
CHEMICALS-SPECIALTY (0.82%)
 Gurit-Heberlein                                           56                36,695
COMMERCIAL BANKS (7.19%)
 Anglo Irish Bank                                      30,900                93,793
 HKCB Bank Holding                                     84,000                34,192
 KorAm Bank                                             8,290                50,124
 Suncorp-Metway                                         8,670                58,606
 Union Bank of Norway                                   3,080                86,524
                                                                            323,239
COMMERCIAL SERVICE-FINANCE (1.61%)
 Baycorp Holdings                                      14,770                72,267
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES (1.64%)
                                                                         $
 Mayne Nickless                                        19,590                73,644
CONTAINERS-PAPERPLASTIC (1.55%)
 Huhtamaki Oyj                                          2,150                69,714
DECISION SUPPORT SOFTWARE (2.31%)
 Theil Logistik                                         5,540               103,939
DISTRIBUTION/WHOLESALE (1.71%)
 Esprit Holdings                                       73,140                76,891
DIVERSIFIED MANUFACTURING OPERATIONS (0.51%)
 Southcorp                                              6,270                23,061
EDUCATIONAL SOFTWARE (0.83%)
 Riverdeep Group /1/                                    2,017                37,435
ELECTRIC-GENERATION (1.06%)
 Energy Developments                                   11,432                47,591
ELECTRONIC COMPO-MISC. (0.26%)
 Dianippon Screen Manufacturing                         4,000                11,764
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.68%)
 Funkwerk                                                 510                11,943
 Venture Manufacturing                                 12,000                63,477
                                                                             75,420
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.27%)
 Nippon Foundry                                             2                12,091
ENERGY-ALTERNATE SOURCES (0.96%)
 Grupo Auxiliar Metalurgico /1/                         3,254                43,084
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (4.46%)
 Fugro                                                  1,418                72,481
 JGC                                                    4,000                28,430
 Kyowa Exeo                                             7,300                51,587
 Takuma                                                 5,700                47,917
                                                                            200,415
FINANCE-INVESTMENT BANKER & BROKER (4.29%)
 Close Brothers Group                                   7,840                82,704
 D Carnegie /1/                                         1,990                19,648
 Van Der Moolen Holding                                 3,750                90,351
                                                                            192,703
FINANCE-LEASING COMPANY (0.53%)
 Grenkeleasing /1/                                      1,360                23,887
FINANCE-OTHER SERVICES (1.29%)
 Aberdeen Asset Management                             12,634                57,877
FOOD-MISCELLANEOUS/DIVERSIFIED (0.51%)
 Nong Shim                                                510                23,039
FOOD-WHOLESALE/DISTRIBUTION (1.49%)
 Fyffes                                                60,779                66,787
HOTELS & MOTELS (1.11%)
 Hotel Shilla                                          10,180                49,839
INSTRUMENTS-SCIENTIFIC (0.82%)
 Leica Geosystems /1/                                     380                36,769
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE BROKERS (1.33%)
                                                                         $
 Jardine Lloyd Thompson Group                           6,967                59,526
INVESTMENT COMPANIES (1.62%)
 Macquarie Infrastructure Group                        37,879                72,632
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.44%)
 CI Fund Management /1/                                 3,530                19,735
LEISURE & RECREATION PRODUCTS (0.87%)
 Ferretti /1/                                           8,350                22,450
 Sammy                                                    600                16,813
                                                                             39,263
LIFE & HEALTH INSURANCE (2.28%)
 Industrial-Alliance Life Insurance /1/                 4,096               102,232
MACHINERY-CONSTRUCTION & MINING (0.48%)
 Palfinger                                              1,069                21,520
MACHINERY-GENERAL INDUSTRY (0.23%)
 Pinguely-Haulotte                                      1,260                10,271
MARINE SERVICES (1.71%)
 IHC Caland                                             1,542                77,013
MEDICAL INSTRUMENTS (1.22%)
 Colin                                                    600                54,900
MEDICAL LABORATORY & TESTING SERVICE (1.10%)
 Unilabs                                                1,740                49,550
MEDICAL LASER SYSTEMS (2.07%)
 Lumenis                                                4,664                92,814
MEDICAL-BIOMEDICAL/GENE (2.81%)
 Novozymes                                              3,600                72,715
 PerBio Science /1/                                     4,020                53,677
                                                                            126,392
MEDICAL-DRUGS (1.05%)
 Biovail /1/                                              640                30,246
 Sanochemia Pharmazeutika /1/                             980                16,833
                                                                             47,079
METAL-DIVERSIFIED (0.61%)
 Outokumpu                                              3,400                27,561
OFFICE SUPPLIES & FORMS (1.23%)
 Corporate Express Australia                           22,140                55,423
OIL COMPANY-INTEGRATED (0.29%)
 Fred. Olsen Energy /1/                                 2,500                12,948
OIL-FIELD SERVICES (1.15%)
 Farstad Shipping                                       5,580                21,676
 Smedvig                                                3,600                29,995
                                                                             51,671
PAPER & RELATED PRODUCTS (3.05%)
 Assidoman                                              3,200                81,544
 Holmen                                                 2,570                55,340
                                                                            136,884
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHYSICIAN PRACTICE MANAGEMENT (1.18%)
                                                                         $
 Nestor Healthcare Group                                7,052                53,073
POWER CONVERTER & SUPPLY EQUIPMENT (0.80%)
 NEG Micon                                              1,310                35,808
PROPERTY & CASUALTY INSURANCE (0.11%)
 QBE Insurance Group                                    1,412                 4,938
REAL ESTATE OPERATOR & DEVELOPER (1.66%)
 Green Property                                        13,630                74,641
RENTAL AUTO & EQUIPMENT (0.66%)
 Ashtead Group                                         27,930                29,652
RETAIL-APPAREL & SHOE (0.87%)
 Cortefiel                                              7,240                39,126
RETAIL-COMPUTER EQUIPMENT (1.47%)
 Electronics Boutique                                  40,050                65,817
RETAIL-CONSUMER ELECTRONICS (1.46%)
 Yamada Denki                                           1,000                65,357
RETAIL-MAJOR DEPARTMENT STORE (0.54%)
 Shinsegae Department Store                               340                24,128
SEMICONDUCTOR EQUIPMENT (1.55%)
 ASE Test /1/                                           4,600                37,858
 BE Semiconductor /1/                                   4,980                31,847
                                                                             69,705
SHIPBUILDING (0.79%)
 Samsung Heavy Industries                              12,600                35,611
TELECOMMUNICATION EQUIPMENT (0.92%)
 Tandberg                                                 682                12,248
 Tandberg Television /1/                                8,171                28,888
                                                                             41,136
TEXTILE-PRODUCTS (1.07%)
 Texwinca Holdings                                    132,000                48,231
WATER (0.89%)
 Kelda Group                                            7,610                40,063
WATER TREATMENT SYSTEMS (0.70%)
 Wedeco AG Water Technology /1/                         1,010                31,385
                                         TOTAL COMMON STOCKS              4,217,620

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.68%)
APPAREL MANUFACTURERS (0.68%)
 Hugo Boss                                              1,660                30,636
                                      TOTAL PREFERRED STOCKS                 30,636

                                                   Principal
                                                     Amount                Value
------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.90%)
FINANCE-CONSUMER LOANS (4.90%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association               10,000,000
                                                   $                     $
  2.46%; 11/01/01                                     220,243               220,243
                                      TOTAL COMMERCIAL PAPER                220,243
                                                                         ----------

                        TOTAL PORTFOLIO INVESTMENTS (99.45%)              4,468,499
CASH AND RECEIVABLES, NET OF LIABILITIES (0.55%)                             24,764
                                  TOTAL NET ASSETS (100.00%)             $4,493,263
                                                                         ------------



/1 /Non-income producing security.


                   INVESTMENTS BY COUNTRY
 Country                          Value            Percentage of
                                                    Total Value
--------------------------------------------------------------------
                                $
 Australia                         408,007              9.13%
 Austria                            38,353              0.86
 Canada                            375,477              8.40
 Denmark                           108,523              2.43
 Finland                            97,276              2.18
 France                             25,670              0.57
 Germany                           201,790              4.52
 Hong Kong                         181,847              4.07
 Ireland                           292,989              6.56
 Israel                             92,814              2.08
 Italy                              51,827              1.16
 Japan                             358,137              8.01
 Korea                             182,740              4.09
 Netherlands                       271,693              6.08
 New Zealand                        72,267              1.62
 Norway                            192,279              4.30
 Singapore                          63,476              1.42
 Spain                             162,731              3.64
 Sweden                            210,208              4.70
 Switzerland                       123,014              2.75
 Taiwan                             37,858              0.85
 United Kingdom                    669,033             14.97
 United States                     250,490              5.61
        PERCENT OF TOTAL        $4,468,499            100.00%
                HOLDINGS
                                ------------          ---------

See accompanying notes.

                                      155



                            SCHEDULE OF INVESTMENTS
                              LARGECAP BLEND FUND

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (93.19%)
AEROSPACE & DEFENSE (0.58%)
                                                                         $
 Boeing                                                 1,130                36,838
AEROSPACE & DEFENSE EQUIPMENT (0.83%)
 United Technologies                                      980                52,812
AGRICULTURAL OPERATIONS (0.35%)
 Monsanto                                                 710                22,223
APPLICATIONS SOFTWARE (2.71%)
 Microsoft /1/                                          2,970               172,705
AUTO-CARS & LIGHT TRUCKS (0.38%)
 Ford Motor                                             1,500                24,075
BEVERAGES-NON-ALCOHOLIC (1.13%)
 Coca-Cola                                                460                22,025
 Pepsico                                                1,030                50,171
                                                                             72,196
BREWERY (0.39%)
 Anheuser-Busch                                           600                24,996
CABLE TV (2.09%)
 Charter Communications /1/                             1,880                26,583
 Comcast                                                1,890                67,738
 USA Networks /1/                                       2,100                38,724
                                                                            133,045
CELLULAR TELECOMMUNICATIONS (0.91%)
 AT&T Wireless Services /1/                             1,166                16,837
 Sprint /1/                                             1,840                41,032
                                                                             57,869
CHEMICALS-DIVERSIFIED (0.97%)
 E.I. Du Pont de Nemours                                1,030                41,189
 Rohm & Haas                                              640                20,781
                                                                             61,970
COMPUTER SERVICES (0.67%)
 Electronic Data Systems                                  660                42,484
COMPUTERS (2.12%)
 International Business Machines                          770                83,214
 Sun Microsystems /1/                                   5,160                52,374
                                                                            135,588
COMPUTERS-MEMORY DEVICES (1.02%)
 EMC                                                    3,280                40,409
 Veritas Software /1/                                     870                24,691
                                                                             65,100
COSMETICS & TOILETRIES (1.13%)
 Procter & Gamble                                         980                72,304
DATA PROCESSING & MANAGEMENT (0.65%)
 First Data                                               610                41,218
DIVERSIFIED FINANCIAL SERVICES (3.09%)
 Citigroup                                              4,330               197,102
DIVERSIFIED MANUFACTURING OPERATIONS (5.69%)
 General Electric                                       6,540               238,121
 Honeywell International                                  910                26,890
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                         $
 Tyco International                                     1,990                97,789
                                                                            362,800
ELECTRIC PRODUCTS-MISCELLANEOUS (0.94%)
 Emerson Electric                                       1,220                59,804
ELECTRIC-GENERATION (0.09%)
 AES                                                      420                 5,817
ELECTRIC-INTEGRATED (2.16%)
 Duke Energy                                            1,270                48,781
 Entergy                                                  890                34,576
 PPL                                                      900                30,735
 Reliant Energy                                           850                23,758
                                                                            137,850
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.30%)
 Celestica /1/                                          1,270                43,586
 Flextronics International /1/                          1,990                39,601
                                                                             83,187
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.79%)
 Intel                                                  2,860                69,841
 Texas Instruments                                      1,590                44,504
                                                                            114,345
ENTERPRISE SOFTWARE/SERVICE (0.78%)
 BEA Systems /1/                                        1,860                22,580
 Oracle /1/                                             2,010                27,256
                                                                             49,836
FIDUCIARY BANKS (0.74%)
 Bank of New York                                       1,390                47,274
FINANCE-CONSUMER LOANS (0.28%)
 Household International                                  340                17,782
FINANCE-CREDIT CARD (0.38%)
 Capital One Financial                                    580                23,960
FINANCE-INVESTMENT BANKER & BROKER (1.79%)
 Lehman Brothers Holdings                                 880                54,965
 Merrill Lynch                                            610                26,663
 Morgan Stanley Dean Witter                               660                32,287
                                                                            113,915
FINANCE-MORTGAGE LOAN/BANKER (1.89%)
 Federal Home Loan Mortgage                             1,780               120,720
FINANCIAL GUARANTEE INSURANCE (0.60%)
 AMBAC Financial Group                                    800                38,400
FOOD-MISCELLANEOUS/DIVERSIFIED (1.96%)
 Kraft Foods /1/                                        1,375                46,406
 Sara Lee                                               3,540                78,907
                                                                            125,313
FOOD-RETAIL (0.97%)
 Safeway /1/                                            1,480                61,642
FOOD-WHOLESALE/DISTRIBUTION (0.69%)
 Sysco                                                  1,840                44,362
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INDUSTRIAL GASES (1.13%)
                                                                         $
 Air Products & Chemicals                               1,800                72,072
LIFE & HEALTH INSURANCE (0.96%)
 Lincoln National                                       1,450                61,408
MEDICAL INSTRUMENTS (1.17%)
 Guidant                                                  910                37,774
 Medtronic                                                910                36,673
                                                                             74,447
MEDICAL PRODUCTS (2.30%)
 Johnson & Johnson                                      2,440               141,300
 Zimmer Holdings /1/                                      169                 5,224
                                                                            146,524
MEDICAL-BIOMEDICAL/GENE (0.54%)
 Biogen /1/                                               630                34,650
MEDICAL-DRUGS (8.73%)
 Bristol-Myers Squibb                                   2,040               109,038
 Merck                                                  2,120               135,277
 Pfizer                                                 4,760               199,444
 Schering-Plough                                        3,050               113,399
                                                                            557,158
MEDICAL-GENERIC DRUGS (1.13%)
 Watson Pharmaceutical /1/                              1,510                71,997
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.25%)
 Cardinal Health                                        1,190                79,861
METAL-ALUMINUM (0.64%)
 Alcoa                                                  1,260                40,660
MULTI-LINE INSURANCE (3.55%)
 Allstate                                               1,430                44,873
 American International Group                           2,314               181,881
                                                                            226,754
MULTIMEDIA (1.61%)
 AOL Time Warner /1/                                    2,520                78,649
 Walt Disney                                            1,290                23,981
                                                                            102,630
NETWORKING PRODUCTS (1.58%)
 Cisco Systems /1/                                      5,940               100,505
OIL & GAS DRILLING (0.49%)
 Nabors Industries /1/                                  1,020                31,355
OIL COMPANY-EXPLORATION & PRODUCTION (0.85%)
 Burlington Resources                                     440                16,390
 Devon Energy                                             630                24,129
 EOG Resources                                            380                13,441
                                                                             53,960
OIL COMPANY-INTEGRATED (5.20%)
 Amerada Hess                                             269                15,804
 ChevronTexaco                                            462                40,910
 Exxon Mobil                                            4,720               186,204
 Royal Dutch Petroleum                                  1,170                59,097
 USX-Marathon Group                                     1,080                29,797
                                                                            331,812
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (0.39%)
                                                                         $
 Halliburton                                              390                 9,629
 Schlumberger                                             320                15,495
                                                                             25,124
PAPER & RELATED PRODUCTS (0.57%)
 Weyerhaeuser                                             730                36,434
PIPELINES (1.38%)
 El Paso                                                  834                40,916
 Enron                                                    590                 8,201
 Williams                                               1,353                39,061
                                                                             88,178
REGIONAL BANKS (2.96%)
 Fifth Third Bancorp                                      780                44,008
 FleetBoston Financial                                  2,250                73,935
 Wells Fargo                                            1,800                71,100
                                                                            189,043
RETAIL-BUILDING PRODUCTS (1.19%)
 Home Depot                                             1,990                76,078
RETAIL-DISCOUNT (3.09%)
 Target                                                 1,370                42,675
 Wal-Mart Stores                                        3,010               154,714
                                                                            197,389
RETAIL-DRUG STORE (0.51%)
 CVS                                                    1,360                32,504
RETAIL-MAJOR DEPARTMENT STORE (0.21%)
 May Department Stores                                    426                13,398
RETAIL-REGIONAL DEPARTMENT STORE (0.69%)
 Kohls /1/                                                790                43,932
RETAIL-RESTAURANTS (0.57%)
 McDonald's                                             1,390                36,237
SAVINGS & LOANS/THRIFTS (0.84%)
 Washington Mutual                                      1,780                53,738
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.74%)
 Linear Technology                                        600                23,280
 Maxim Integrated Products /1/                            518                23,699
                                                                             46,979
SEMICONDUCTOR EQUIPMENT (1.07%)
 Applied Materials /1/                                  2,000                68,220
TELECOMMUNICATION EQUIPMENT (0.77%)
 Comverse Technology /1/                                1,350                25,394
 Tellabs /1/                                            1,760                24,024
                                                                             49,418
TELEPHONE-INTEGRATED (4.93%)
 AT&T                                                   3,800                57,950
 SBC Communications                                     1,630                62,119
 Sprint                                                 3,440                68,800
 Verizon Communications                                 2,040               101,612
 WorldCom /1/                                           1,790                24,076
                                                                            314,557
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (0.78%)
                                                                         $
 Philip Morris                                          1,060                49,608
WIRELESS EQUIPMENT (0.30%)
 Motorola                                               1,160                18,989
                                         TOTAL COMMON STOCKS              5,945,151

                                                   Principal
                                                     Amount                Value
------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.85%)
FINANCE-CONSUMER LOANS (5.85%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association               10,000,000
                                                   $                     $
  2.46%; 11/01/01                                     372,817               372,817
                                      TOTAL COMMERCIAL PAPER                372,817
                                                                         ----------

                        TOTAL PORTFOLIO INVESTMENTS (99.04%)              6,317,968
CASH AND RECEIVABLES, NET OF LIABILITIES (0.96%)                             61,515
                                  TOTAL NET ASSETS (100.00%)             $6,379,483
                                                                         ------------



/1 /Non-income producing security.
See accompanying notes.

                                      158



                            SCHEDULE OF INVESTMENTS
                              LARGECAP GROWTH FUND

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (91.26%)
APPLICATIONS SOFTWARE (0.82%)
                                                                     $
 Siebel Systems /1/                                 3,040               49,643
CABLE TV (4.27%)
 Comcast                                            7,250              259,840
CELLULAR TELECOMMUNICATIONS (2.25%)
 Sprint /1/                                         6,150              137,145
COMMERCIAL SERVICE-FINANCE (3.82%)
 H&R Block                                          2,780               94,742
 Paychex                                            4,290              137,538
                                                                       232,280
COMPUTERS (1.63%)
 Sun Microsystems /1/                               9,790               99,369
COMPUTERS-MEMORY DEVICES (2.33%)
 EMC                                                5,990               73,797
 Veritas Software /1/                               2,390               67,828
                                                                       141,625
DATA PROCESSING & MANAGEMENT (2.35%)
 Automatic Data Processing                          2,770              143,098
DIVERSIFIED FINANCIAL SERVICES (3.38%)
 Citigroup                                          4,520              205,750
DIVERSIFIED MANUFACTURING OPERATIONS (4.66%)
 General Electric                                   7,780              283,270
E-COMMERCE/SERVICES (1.08%)
 TMP Worldwide /1/                                  2,210               65,969
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.07%)
 Intel                                              2,130               52,015
 Texas Instruments                                  2,640               73,893
                                                                       125,908
ENTERPRISE SOFTWARE/SERVICE (0.89%)
 BEA Systems /1/                                    4,470               54,266
FIDUCIARY BANKS (1.40%)
 Bank of New York                                     600               20,406
 State Street                                       1,420               64,667
                                                                        85,073
FINANCE-INVESTMENT BANKER & BROKER (0.91%)
 Morgan Stanley Dean Witter                         1,130               55,280
FINANCE-MORTGAGE LOAN/BANKER (2.26%)
 Federal National Mortgage Association              1,700              137,632
FOOD-WHOLESALE/DISTRIBUTION (2.78%)
 Sysco                                              7,010              169,011
INTERNET SECURITY (0.63%)
 Check Point Software Technologies /1/              1,300               38,376
MEDICAL INSTRUMENTS (6.08%)
 Biomet                                             4,410              134,505
 Medtronic                                          5,840              235,352
                                                                       369,857
                                                   Shares
                                                    Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (4.94%)
                                                                     $
 Johnson & Johnson                                  5,190              300,553
MEDICAL-DRUGS (11.98%)
 Bristol-Myers Squibb                               4,080              218,076
 Pfizer                                            12,190              510,761
                                                                       728,837
MEDICAL-WHOLESALE DRUG DISTRIBUTION (3.69%)
 Cardinal Health                                    3,345              224,483
MULTI-LINE INSURANCE (2.91%)
 American International Group                       2,250              176,850
MULTIMEDIA (2.75%)
 AOL Time Warner /1/                                5,360              167,286
NETWORKING PRODUCTS (3.52%)
 Cisco Systems /1/                                 12,660              214,207
REGIONAL BANKS (2.74%)
 Fifth Third Bancorp                                2,950              166,439
RETAIL-BEDDING (3.44%)
 Bed Bath & Beyond /1/                              8,340              209,000
RETAIL-BUILDING PRODUCTS (1.19%)
 Home Depot                                         1,890               72,255
RETAIL-REGIONAL DEPARTMENT STORE (2.50%)
 Kohls /1/                                          2,730              151,815
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (5.56%)
 Linear Technology                                  3,550              137,740
 Maxim Integrated Products /1/                      4,380              200,385
                                                                       338,125
SEMICONDUCTOR EQUIPMENT (0.57%)
 Applied Materials /1/                              1,010               34,451
TELECOMMUNICATION EQUIPMENT (0.75%)
 Comverse Technology /1/                            2,440               45,896
TELEPHONE-INTEGRATED (1.11%)
 BellSouth                                          1,830               67,710
                                     TOTAL COMMON STOCKS             5,551,299





                                           Principal
                                             Amount                Value
---------------------------------------------------------------------------------
COMMERCIAL PAPER (7.87%)
FINANCE-CONSUMER LOANS (7.87%)
 Investment in Joint Trading
  Account; Student Loan Marketing
  Association                              10,000,000
  2.46%; 11/01/01                          $478,770              $478,770
                              TOTAL COMMERCIAL PAPER             478,770


                TOTAL PORTFOLIO INVESTMENTS (99.13%)             6,030,069

CASH AND RECEIVABLES, NET OF LIABILITIES (0.87%)             53,172
                      TOTAL NET ASSETS (100.00%)             $6,083,241
                                                             ------------



/1 /Non-income producing security.
See accompanying notes.

                                      160



                            SCHEDULE OF INVESTMENTS
                          LARGECAP S&P 500 INDEX FUND

                                OCTOBER 31, 2001

                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (94.52%)
ADVERTISING AGENCIES (0.20%)
                                                                           $
 Interpublic Group                                          626                 14,054
 Omnicom Group                                              309                 23,725
                                                                                37,779
AEROSPACE & DEFENSE (0.46%)
 Boeing                                                   1,457                 47,498
 Northrop Grumman                                           142                 14,193
 Raytheon                                                   594                 19,156
 Rockwell Collins                                           305                  4,118
                                                                                84,965
AEROSPACE & DEFENSE EQUIPMENT (0.59%)
 B.F. Goodrich                                              172                  3,672
 General Dynamics                                           335                 27,336
 Lockheed Martin                                            725                 35,358
 United Technologies                                        786                 42,358
                                                                               108,724
AIRLINES (0.16%)
 AMR                                                        257                  4,678
 Delta Air Lines                                            205                  4,686
 Southwest Airlines                                       1,272                 20,225
 US Airways Group                                           112                    516
                                                                                30,105
APPAREL MANUFACTURERS (0.06%)
 Liz Claiborne                                               88                  4,004
 VF                                                         187                  6,212
                                                                                10,216
APPLIANCES (0.05%)
 Maytag                                                     126                  3,513
 Whirlpool                                                  111                  6,551
                                                                                10,064
APPLICATIONS SOFTWARE (3.09%)
 Citrix Systems /1/                                         308                  7,207
 Compuware /1/                                              614                  6,312
 Intuit /1/                                                 347                 13,956
 Mercury Interactive /1/                                    138                  3,287
 Microsoft /1/                                            8,990                522,769
 Parametric Technology /1/                                  440                  3,084
 Siebel Systems /1/                                         756                 12,346
                                                                               568,961
ATHLETIC FOOTWEAR (0.13%)
 Nike                                                       453                 22,360
 Reebok International                                        97                  2,014
                                                                                24,374
AUTO-CARS & LIGHT TRUCKS (0.47%)
 Ford Motor                                               3,055                 49,033
 General Motors                                             916                 37,849
                                                                                86,882
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.05%)
 Navistar International                                      99                  2,970
 Paccar                                                     127                  6,708
                                                                                 9,678
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.13%)
 Dana                                                       246                  2,645
 Delphi Automotive Systems                                  935                 10,855
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
                                                                           $
 TRW                                                        208                  7,028
 Visteon                                                    218                  2,594
                                                                                23,122
BEVERAGES-NON-ALCOHOLIC (1.99%)
 Coca-Cola                                                4,154                198,893
 Coca-Cola Enterprises                                      743                 13,634
 Pepsi Bottling Group                                       240                 11,155
 Pepsico                                                  2,953                143,841
                                                                               367,523
BEVERAGES-WINE & SPIRITS (0.04%)
 Brown-Forman                                               114                  6,776
BREWERY (0.36%)
 Adolph Coors                                                62                  3,084
 Anheuser-Busch                                           1,498                 62,407
                                                                                65,491
BROADCASTING SERVICES & PROGRAMMING (0.20%)
 Clear Channel Communications /1/                           981                 37,396
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.12%)
 Masco                                                      768                 15,229
 Vulcan Materials                                           168                  6,984
                                                                                22,213
BUILDING-MAINTENANCE & SERVICE (0.04%)
 Ecolab                                                     213                  7,493
BUILDING-RESIDENTIAL & COMMERCIAL (0.05%)
 Centex                                                      98                  3,750
 KB Home                                                     73                  2,157
 Pulte                                                       98                  3,185
                                                                                 9,092
CABLE TV (0.31%)
 Comcast                                                  1,578                 56,556
CASINO HOTELS (0.03%)
 Harrah's Entertainment /1/                                 195                  5,680
CASINO SERVICES (0.03%)
 International Game Technology                              123                  6,279
CELLULAR TELECOMMUNICATIONS (0.57%)
 AT&T Wireless Services /1/                               4,226                 61,024
 Nextel Communications /1/                                1,277                 10,152
 Sprint /1/                                               1,564                 34,877
                                                                               106,053
CHEMICALS-DIVERSIFIED (0.79%)
 Dow Chemical                                             1,498                 49,809
 E.I. Du Pont de Nemours                                  1,741                 69,623
 Hercules                                                   179                  1,353
 PPG Industries                                             281                 13,721
 Rohm & Haas                                                367                 11,916
                                                                               146,422
CHEMICALS-SPECIALTY (0.12%)
 Ashland                                                    116                  4,670
 Eastman Chemical                                           128                  4,392
 Engelhard                                                  218                  5,707
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                                           $
 Great Lakes Chemical                                        83                  1,760
 Sigma-Aldrich                                              126                  4,728
                                                                                21,257
CIRCUIT BOARDS (0.04%)
 Jabil Circuit /1/                                          319                  6,763
COATINGS & PAINT (0.03%)
 Sherwin-Williams                                           261                  6,358
COMMERCIAL BANKS (0.41%)
 Amsouth Bancorp                                            618                 10,685
 BB&T                                                       731                 23,465
 Regions Financial                                          380                 10,226
 SouthTrust                                                 568                 12,871
 Synovus Financial                                          484                 11,141
 Zions Bancorp                                              153                  7,332
                                                                                75,720
COMMERCIAL SERVICE-FINANCE (0.38%)
 Concord EFS /1/                                            804                 22,006
 Deluxe                                                     118                  4,130
 Equifax                                                    239                  5,344
 H&R Block                                                  305                 10,395
 Moody's                                                    263                  9,131
 Paychex                                                    623                 19,973
                                                                                70,979
COMMERCIAL SERVICES (0.06%)
 Convergys /1/                                              285                  8,008
 Quintiles Transnational /1/                                194                  3,077
                                                                                11,085
COMPUTER AIDED DESIGN (0.02%)
 Autodesk                                                    90                  2,990
COMPUTER SERVICES (0.35%)
 Computer Sciences /1/                                      281                 10,091
 Electronic Data Systems                                    782                 50,337
 Unisys                                                     528                  4,715
                                                                                65,143
COMPUTERS (3.08%)
 Apple Computer                                             582                 10,220
 Compaq Computer                                          2,820                 24,675
 Dell Computer /1/                                        4,344                104,169
 Gateway /1/                                                539                  3,045
 Hewlett-Packard                                          3,245                 54,614
 International Business Machines                          2,902                313,619
 Palm /1/                                                   946                  2,327
 Sun Microsystems /1/                                     5,439                 55,206
                                                                               567,875
COMPUTERS-INTEGRATED SYSTEMS (0.03%)
 NCR /1/                                                    161                  5,707
COMPUTERS-MEMORY DEVICES (0.35%)
 EMC                                                      3,685                 45,399
 Veritas Software /1/                                       664                 18,845
                                                                                64,244
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-PERIPHERAL EQUIPMENT (0.05%)
                                                                           $
 Lexmark International /1/                                  214                  9,576
CONSUMER PRODUCTS-MISCELLANEOUS (0.15%)
 American Greetings                                         105                  1,472
 Clorox                                                     394                 14,066
 Fortune Brands                                             255                  9,397
 Tupperware                                                  96                  1,957
                                                                                26,892
CONTAINERS-METAL & GLASS (0.02%)
 Ball                                                        46                  2,831
CONTAINERS-PAPER & PLASTIC (0.07%)
 Bemis                                                       88                  3,808
 Pactiv /1/                                                 265                  4,293
 Sealed Air /1/                                             139                  5,565
                                                                                13,666
COSMETICS & TOILETRIES (1.87%)
 Alberto-Culver                                              94                  3,972
 Avon Products                                              395                 18,498
 Colgate-Palmolive                                          937                 53,896
 Gillette                                                 1,761                 54,749
 International Flavors & Fragrances                         160                  4,562
 Kimberly-Clark                                             888                 49,293
 Procter & Gamble                                         2,163                159,586
                                                                               344,556
CRUISE LINES (0.12%)
 Carnival                                                   977                 21,279
DATA PROCESSING & MANAGEMENT (0.59%)
 Automatic Data Processing                                1,042                 53,830
 First Data                                                 654                 44,191
 Fiserv /1/                                                 311                 11,566
                                                                               109,587
DISPOSABLE MEDICAL PRODUCTS (0.03%)
 C.R. Bard                                                   85                  4,666
DISTRIBUTION/WHOLESALE (0.09%)
 Genuine Parts                                              287                  9,327
 W.W. Grainger                                              159                  6,885
                                                                                16,212
DIVERSIFIED FINANCIAL SERVICES (2.07%)
 Citigroup                                                8,399                382,322
DIVERSIFIED MANUFACTURING OPERATIONS (5.14%)
 Cooper Industries                                          155                  5,999
 Crane                                                       99                  2,028
 Danaher                                                    238                 13,266
 Eaton                                                      115                  7,526
 FMC                                                         51                  2,420
 General Electric                                        16,591                604,078
 Honeywell International                                  1,351                 39,922
 Illinois Tool Works                                        507                 29,000
 ITT Industries                                             146                  7,021
 Minnesota Mining & Manufacturing                           660                 68,891
 National Service Industries                                 68                  1,206
 Textron                                                    235                  7,438
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                           $
 Tyco International                                       3,235                158,968
                                                                               947,763
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.11%)
 Cendant /1/                                              1,616                 20,943
E-COMMERCE/SERVICES (0.03%)
 TMP Worldwide /1/                                          177                  5,283
E-SERVICES/CONSULTING (0.00%)
 Sapient /1/                                                205                    884
ELECTRIC PRODUCTS-MISCELLANEOUS (0.24%)
 Emerson Electric                                           715                 35,049
 Molex                                                      326                  9,431
                                                                                44,480
ELECTRIC-GENERATION (0.07%)
 AES                                                        888                 12,299
ELECTRIC-INTEGRATED (2.12%)
 Allegheny Energy                                           208                  7,602
 Ameren                                                     229                  9,183
 American Electric Power                                    537                 22,500
 Cinergy                                                    265                  7,998
 CMS Energy                                                 220                  4,732
 Consolidated Edison                                        354                 13,980
 Constellation Energy Group                                 273                  6,107
 Dominion Resources                                         413                 25,243
 DTE Energy                                                 274                 11,423
 Duke Energy                                              1,289                 49,511
 Edison International                                       544                  7,730
 Entergy                                                    368                 14,297
 Exelon                                                     535                 22,507
 FirstEnergy                                                374                 12,888
 FPL Group                                                  293                 15,558
 GPU                                                        199                  7,890
 Niagara Mohawk Holdings                                    267                  4,785
 NiSource                                                   344                  8,170
 PG&E                                                       646                 11,667
 Pinnacle West Capital                                      141                  5,943
 PPL                                                        243                  8,298
 Progress Energy                                            362                 15,266
 Public Service Enterprise Group                            346                 13,619
 Reliant Energy                                             497                 13,891
 Southern                                                 1,144                 27,342
 Teco Energy                                                241                  6,206
 TXU                                                        429                 19,665
 XCEL Energy                                                573                 16,204
                                                                               390,205
ELECTRICAL COMPONENTS & EQUIPMENT (0.01%)
 Power-One /1/                                              130                  1,028
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.12%)
 Sanmina /1/                                                533                  8,070
 Solectron /1/                                            1,090                 13,407
                                                                                21,477
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.53%)
 Advanced Micro Devices /1/                                 574                  5,648
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                           $
 Altera /1/                                                 646                 13,049
 Applied Micro Circuits /1/                                 502                  5,537
 Broadcom /1/                                               434                 14,934
 Conexant Systems /1/                                       412                  4,182
 Intel                                                   11,232                274,286
 LSI Logic /1/                                              603                 10,221
 Micron Technology                                          995                 22,646
 National Semiconductor /1/                                 289                  7,508
 PMC - Sierra /1/                                           274                  4,447
 QLogic /1/                                                 153                  6,021
 Texas Instruments                                        2,900                 81,171
 Xilinx /1/                                                 555                 16,883
                                                                               466,533
ELECTRONIC CONNECTORS (0.01%)
 Thomas & Betts                                              97                  1,762
ELECTRONIC FORMS (0.06%)
 Adobe Systems                                              399                 10,534
ELECTRONIC MEASUREMENT INSTRUMENTS (0.11%)
 Agilent Technologies /1/                                   763                 16,992
 Tektronix                                                  157                  3,093
                                                                                20,085
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.03%)
 Fluor                                                      131                  4,876
ENGINES-INTERNAL COMBUSTION (0.01%)
 Cummins Engine                                              68                  2,129
ENTERPRISE SOFTWARE/SERVICE (0.97%)
 BMC Software /1/                                           407                  6,133
 Computer Associates International                          962                 29,745
 Novell /1/                                                 601                  2,128
 Oracle /1/                                               9,376                127,139
 Peoplesoft /1/                                             490                 14,587
                                                                               179,732
FIDUCIARY BANKS (0.61%)
 Bank of New York                                         1,228                 41,764
 Mellon Financial                                           796                 26,746
 Northern Trust                                             371                 18,732
 State Street                                               543                 24,728
                                                                               111,970
FILTRATION & SEPARATION PRODUCTS (0.02%)
 Pall                                                       205                  4,162
FINANCE-CONSUMER LOANS (0.34%)
 Household International                                    774                 40,480
 USA Education                                              271                 22,103
                                                                                62,583
FINANCE-CREDIT CARD (0.65%)
 American Express                                         2,210                 65,040
 Capital One Financial                                      347                 14,335
 MBNA                                                     1,422                 39,261
 Providian Financial                                        477                  1,856
                                                                               120,492
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (1.02%)
                                                                           $
 Bear Stearns                                               175                  9,450
 Lehman Brothers Holdings                                   411                 25,671
 Merrill Lynch                                            1,401                 61,238
 Morgan Stanley Dean Witter                               1,858                 90,893
                                                                               187,252
FINANCE-MORTGAGE LOAN/BANKER (1.20%)
 Countrywide Credit Industries                              197                  7,866
 Federal Home Loan Mortgage                               1,156                 78,400
 Federal National Mortgage Association                    1,670                135,203
                                                                               221,469
FINANCIAL GUARANTEE INSURANCE (0.16%)
 AMBAC Financial Group                                      176                  8,448
 MBIA                                                       247                 11,377
 MGIC Investment                                            178                  9,210
                                                                                29,035
FOOD (0.08%)
 Archer-Daniels-Midland                                   1,108                 15,434
FOOD-CONFECTIONERY (0.18%)
 Hershey Foods                                              227                 14,467
 Wm. Wrigley Jr.                                            377                 18,869
                                                                                33,336
FOOD-MISCELLANEOUS/DIVERSIFIED (1.10%)
 Campbell Soup                                              681                 19,231
 Conagra Foods                                              896                 20,518
 General Mills                                              475                 21,812
 H.J. Heinz                                                 582                 24,700
 Kellogg                                                    677                 20,649
 Ralston Purina Group                                       516                 16,920
 Sara Lee                                                 1,314                 29,289
 Unilever                                                   955                 49,641
                                                                               202,760
FOOD-RETAIL (0.50%)
 Albertson's                                                676                 21,571
 Kroger                                                   1,353                 33,094
 Safeway /1/                                                844                 35,153
 Winn-Dixie Stores                                          234                  2,588
                                                                                92,406
FOOD-WHOLESALE/DISTRIBUTION (0.17%)
 Supervalu                                                  220                  4,695
 Sysco                                                    1,123                 27,075
                                                                                31,770
GAS-DISTRIBUTION (0.11%)
 KeySpan                                                    229                  7,598
 Nicor                                                       75                  2,917
 Peoples Energy                                              58                  2,221
 Sempra Energy                                              343                  8,026
                                                                                20,762
GOLD MINING (0.15%)
 Barrick Gold                                               660                 10,290
 Homestake Mining                                           439                  3,600
 Newmont Mining                                             326                  7,563
 Placer Dome                                                547                  6,241
                                                                                27,694
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE COST CONTAINMENT (0.10%)
                                                                           $
 McKesson HBOC                                              475                 17,570
HOME DECORATION PRODUCTS (0.07%)
 Newell Rubbermaid                                          444                 12,272
HOME FURNISHINGS (0.04%)
 Leggett & Platt                                            328                  7,108
HOTELS & MOTELS (0.14%)
 Hilton Hotels                                              616                  5,273
 Marriott International                                     407                 12,752
 Starwood Hotels & Resorts Worldwide                        332                  7,317
                                                                                25,342
HUMAN RESOURCES (0.03%)
 Robert Half International                                  292                  6,024
IDENTIFICATION SYSTEM/DEVELOPMENT (0.03%)
 Symbol Technologies                                        378                  4,857
INDEPENDENT POWER PRODUCER (0.15%)
 Calpine /1/                                                499                 12,350
 Mirant /1/                                                 567                 14,742
                                                                                27,092
INDUSTRIAL AUTOMATION & ROBOTS (0.02%)
 Rockwell International                                     305                  4,203
INDUSTRIAL GASES (0.15%)
 Air Products & Chemicals                                   380                 15,215
 Praxair                                                    268                 12,644
                                                                                27,859
INSTRUMENTS-CONTROLS (0.13%)
 Johnson Controls                                           145                 10,486
 Parker Hannifin                                            195                  7,001
 Thermo Electron /1/                                        303                  6,405
                                                                                23,892
INSTRUMENTS-SCIENTIFIC (0.10%)
 Applied Biosystems Group                                   353                 10,301
 Millipore                                                   78                  4,079
 PerkinElmer                                                168                  4,521
                                                                                18,901
INSURANCE BROKERS (0.33%)
 AON                                                        437                 16,623
 Marsh & McLennan                                           460                 44,505
                                                                                61,128
INTERNET BROKERS (0.16%)
 Charles Schwab                                           2,314                 29,804
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.15%)
 Franklin Resources                                         441                 14,156
 Stilwell Financial                                         366                  7,360
 T Rowe Price Group                                         205                  5,691
                                                                                27,207
LEISURE & RECREATION PRODUCTS (0.01%)
 Brunswick                                                  146                  2,612
LIFE & HEALTH INSURANCE (0.54%)
 Aflac                                                      877                 21,452
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
                                                                           $
 Cigna                                                      249                 18,152
 Conseco                                                    563                  1,683
 Jefferson-Pilot                                            254                 10,503
 John Hancock Financial Services                            514                 17,517
 Lincoln National                                           313                 13,256
 Torchmark                                                  209                  7,739
 UnumProvident                                              403                  9,039
                                                                                99,341
LINEN SUPPLY & RELATED ITEMS (0.06%)
 Cintas                                                     282                 11,398
MACHINERY-CONSTRUCTION & MINING (0.14%)
 Caterpillar                                                573                 25,625
MACHINERY-FARM (0.08%)
 Deere                                                      391                 14,463
MACHINERY-GENERAL INDUSTRY (0.12%)
 Dover                                                      339                 11,170
 Ingersoll-Rand                                             281                 10,481
 McDermott International                                    101                  1,071
                                                                                22,722
MEDICAL INFORMATION SYSTEM (0.06%)
 IMS Health                                                 491                 10,493
MEDICAL INSTRUMENTS (0.77%)
 Biomet                                                     448                 13,664
 Boston Scientific /1/                                      670                 15,236
 Guidant                                                    512                 21,253
 Medtronic                                                2,018                 81,325
 St. Jude Medical                                           143                 10,153
                                                                               141,631
MEDICAL PRODUCTS (2.09%)
 Baxter International                                       989                 47,838
 Becton Dickinson                                           430                 15,394
 Johnson & Johnson                                        5,057                292,851
 Stryker                                                    327                 18,390
 Zimmer Holdings /1/                                        324                 10,015
                                                                               384,488
MEDICAL-BIOMEDICAL/GENE (0.82%)
 Amgen /1/                                                1,741                 98,924
 Biogen /1/                                                 247                 13,585
 Chiron /1/                                                 316                 17,007
 Immunex /1/                                                892                 21,310
                                                                               150,826
MEDICAL-DRUGS (7.70%)
 Abbott Laboratories                                      2,587                137,059
 Allergan                                                   219                 15,722
 American Home Products                                   2,195                122,547
 Bristol-Myers Squibb                                     3,246                173,499
 Eli Lilly                                                1,877                143,591
 Forest Laboratories /1/                                    294                 21,868
 King Pharmaceuticals /1/                                   381                 14,855
 Medimmune /1/                                              355                 13,930
 Merck                                                    3,829                244,328
 Pfizer                                                  10,545                441,835
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                           $
 Schering-Plough                                          2,444                 90,868
                                                                             1,420,102
MEDICAL-GENERIC DRUGS (0.05%)
 Watson Pharmaceutical /1/                                  176                  8,392
MEDICAL-HMO (0.31%)
 Aetna /1/                                                  238                  6,578
 Humana                                                     284                  3,280
 UnitedHealth Group                                         529                 34,782
 Wellpoint Health Networks /1/                              105                 11,717
                                                                                56,357
MEDICAL-HOSPITALS (0.36%)
 HCA - The Healthcare Company                               897                 35,575
 Tenet Healthcare /1/                                       542                 31,176
                                                                                66,751
MEDICAL-NURSING HOMES (0.02%)
 Manor Care /1/                                             171                  3,995
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.33%)
 AmerisourceBergen                                          171                 10,869
 Cardinal Health                                            744                 49,930
                                                                                60,799
METAL PROCESSORS & FABRICATION (0.01%)
 Worthington Industries                                     142                  1,846
METAL-ALUMINUM (0.34%)
 Alcan                                                      533                 16,283
 Alcoa                                                    1,441                 46,501
                                                                                62,784
METAL-COPPER (0.02%)
 Phelps Dodge                                               130                  3,770
METAL-DIVERSIFIED (0.04%)
 Freeport-McMoran Copper & Gold                             240                  2,664
 Inco                                                       304                  4,147
                                                                                 6,811
MISCELLANEOUS INVESTING (0.11%)
 Equity Office Properties Trust                             730                 20,805
MONEY CENTER BANKS (1.86%)
 Bank of America                                          2,677                157,916
 JP Morgan Chase                                          3,317                117,271
 Wachovia                                                 2,341                 66,953
                                                                               342,140
MOTORCYCLE & MOTOR SCOOTER (0.12%)
 Harley-Davidson                                            505                 22,856
MULTI-LINE INSURANCE (2.64%)
 Allstate                                                 1,209                 37,938
 American International Group                             4,376                343,954
 Cincinnati Financial                                       268                  9,970
 Hartford Financial Services                                395                 21,330
 Loews                                                      329                 16,713
 MetLife                                                  1,252                 33,679
 Safeco                                                     213                  6,569
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
                                                                           $
 St. Paul                                                   358                 16,432
                                                                               486,585
MULTIMEDIA (2.45%)
 AOL Time Warner /1/                                      7,400                230,954
 Gannett                                                    441                 27,871
 McGraw-Hill                                                326                 17,141
 Meredith                                                    82                  2,706
 Viacom /1/                                               2,973                108,545
 Walt Disney                                              3,490                 64,879
                                                                               452,096
NETWORKING PRODUCTS (1.37%)
 Cisco Systems /1/                                       12,224                206,830
 Lucent Technologies                                      5,689                 38,117
 Network Appliance /1/                                      544                  7,235
                                                                               252,182
NON-HAZARDOUS WASTE DISPOSAL (0.16%)
 Allied Waste Industries /1/                                329                  3,264
 Waste Management                                         1,044                 25,578
                                                                                28,842
OFFICE AUTOMATION & EQUIPMENT (0.13%)
 Pitney Bowes                                               412                 15,104
 Xerox                                                    1,159                  8,113
                                                                                23,217
OFFICE SUPPLIES & FORMS (0.05%)
 Avery Dennison                                             184                  8,519
OIL & GAS DRILLING (0.18%)
 Nabors Industries /1/                                      245                  7,531
 Noble Drilling /1/                                         223                  6,813
 Rowan                                                      158                  2,668
 Transocean Sedco Forex                                     531                 16,010
                                                                                33,022
OIL COMPANY-EXPLORATION & PRODUCTION (0.39%)
 Anadarko Petroleum                                         418                 23,847
 Apache                                                     209                 10,784
 Burlington Resources                                       353                 13,149
 Devon Energy                                               216                  8,273
 EOG Resources                                              193                  6,826
 Kerr-McGee                                                 166                  9,562
                                                                                72,441
OIL COMPANY-INTEGRATED (4.91%)
 Amerada Hess                                               148                  8,695
 ChevronTexaco                                            1,778                157,442
 Conoco                                                   1,043                 26,805
 Exxon Mobil                                             11,524                454,622
 Occidental Petroleum                                       619                 15,673
 Phillips Petroleum                                         633                 34,442
 Royal Dutch Petroleum                                    3,581                180,876
 Unocal                                                     406                 13,073
 USX-Marathon Group                                         515                 14,209
                                                                               905,837
OIL REFINING & MARKETING (0.03%)
 Sunoco                                                     140                  5,240
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (0.46%)
                                                                           $
 Baker Hughes                                               560                 20,065
 Halliburton                                                716                 17,678
 Schlumberger                                               957                 46,338
                                                                                84,081
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb                                               89                  2,898
PAPER & RELATED PRODUCTS (0.45%)
 Boise Cascade                                               95                  2,713
 Georgia-Pacific                                            377                 10,465
 International Paper                                        807                 28,891
 Louisiana-Pacific                                          174                  1,253
 Mead                                                       165                  4,429
 Temple-Inland                                               81                  4,049
 Westvaco                                                   168                  4,124
 Weyerhaeuser                                               359                 17,918
 Willamette Industries                                      183                  8,574
                                                                                82,416
PHARMACEUTICALS (0.48%)
 Pharmacia                                                2,172                 88,009
PHOTO EQUIPMENT & SUPPLIES (0.07%)
 Eastman Kodak                                              484                 12,376
PHYSICAL THERAPY & REHABILITATION CENTERS (0.05%)
 Healthsouth /1/                                            650                  8,463
PIPELINES (0.61%)
 Dynegy                                                     544                 19,530
 El Paso                                                    850                 41,701
 Enron                                                    1,246                 17,320
 Kinder Morgan                                              191                  9,479
 Williams                                                   859                 24,799
                                                                               112,829
POWER CONVERTER & SUPPLY EQUIPMENT (0.02%)
 American Power Conversion /1/                              326                  4,196
PRINTING-COMMERCIAL (0.03%)
 R.R. Donnelley & Sons                                      195                  4,972
PROPERTY & CASUALTY INSURANCE (0.30%)
 Chubb                                                      292                 19,944
 Progressive                                                123                 17,061
 XL Capital                                                 210                 18,241
                                                                                55,246
PUBLICLY TRADED INVESTMENT FUND (7.33%)
 iShares S&P 500 Index Fund                               8,325                881,284
 Standard & Poor's 500 Depository Receipts                4,445                470,637
                                                                             1,351,921
PUBLISHING-NEWSPAPERS (0.21%)
 Dow Jones                                                  144                  6,480
 Knight Ridder                                              122                  6,862
 New York Times                                             265                 10,931
 Tribune                                                    498                 15,040
                                                                                39,313
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (2.57%)
                                                                           $
 Bank One                                                 1,946                 64,588
 Comerica                                                   297                 13,689
 Fifth Third Bancorp                                        961                 54,219
 FleetBoston Financial                                    1,808                 59,411
 Huntington Bancshares                                      418                  6,450
 Keycorp                                                    708                 15,052
 National City                                            1,003                 26,479
 PNC Financial Services Group                               482                 26,462
 Suntrust Banks                                             487                 29,152
 Union Planters                                             229                  9,274
 US Bancorp                                               3,182                 56,576
 Wells Fargo                                              2,866                113,207
                                                                               474,559
RETAIL-APPAREL & SHOE (0.16%)
 Gap                                                      1,435                 18,756
 Limited                                                    712                  7,939
 Nordstrom                                                  223                  3,144
                                                                                29,839
RETAIL-AUTO PARTS (0.06%)
 Autozone /1/                                               187                 10,945
RETAIL-BEDDING (0.07%)
 Bed Bath & Beyond /1/                                      482                 12,079
RETAIL-BUILDING PRODUCTS (1.05%)
 Home Depot                                               3,897                148,982
 Lowe's                                                   1,284                 43,785
                                                                               192,767
RETAIL-CONSUMER ELECTRONICS (0.17%)
 Best Buy /1/                                               350                 19,215
 Circuit City Stores                                        347                  4,761
 RadioShack                                                 309                  7,722
                                                                                31,698
RETAIL-DISCOUNT (2.70%)
 Big Lots /1/                                               189                  1,380
 Costco Wholesale                                           751                 28,410
 Dollar General                                             552                  7,888
 Family Dollar Stores                                       286                  8,254
 K Mart                                                     818                  5,014
 Target                                                   1,501                 46,756
 TJX                                                        467                 15,785
 Wal-Mart Stores                                          7,468                383,855
                                                                               497,342
RETAIL-DRUG STORE (0.38%)
 CVS                                                        656                 15,678
 Walgreen                                                 1,700                 55,046
                                                                                70,724
RETAIL-JEWELRY (0.03%)
 Tiffany                                                    243                  5,684
RETAIL-MAJOR DEPARTMENT STORE (0.25%)
 J.C. Penney                                                439                  9,535
 May Department Stores                                      499                 15,694
 Sears, Roebuck                                             548                 21,246
                                                                                46,475
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (0.10%)
                                                                           $
 Office Depot /1/                                           497                  6,759
 Staples /1/                                                762                 11,110
                                                                                17,869
RETAIL-REGIONAL DEPARTMENT STORE (0.23%)
 Dillards                                                   142                  1,839
 Federated Department Stores /1/                            330                 10,557
 Kohls /1/                                                  556                 30,919
                                                                                43,315
RETAIL-RESTAURANTS (0.49%)
 Darden Restaurants                                         197                  6,308
 McDonald's                                               2,160                 56,311
 Starbucks /1/                                              634                 10,854
 Tricon Global Restaurants /1/                              245                 12,394
 Wendy's International                                      189                  4,971
                                                                                90,838
RETAIL-TOY STORE (0.03%)
 Toys R Us /1/                                              330                  6,270
RUBBER-TIRES (0.04%)
 Cooper Tire & Rubber                                       121                  1,598
 Goodyear Tire & Rubber                                     265                  4,937
                                                                                 6,535
SAVINGS & LOANS/THRIFTS (0.36%)
 Charter One Financial                                      362                  9,865
 Golden West Financial                                      264                 12,830
 Washington Mutual                                        1,465                 44,228
                                                                                66,923
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.39%)
 Analog Devices /1/                                         601                 22,838
 Linear Technology                                          530                 20,564
 Maxim Integrated Products /1/                              548                 25,071
 Vitesse Semiconductor /1/                                  306                  2,889
                                                                                71,362
SEMICONDUCTOR EQUIPMENT (0.40%)
 Applied Materials /1/                                    1,357                 46,287
 Kla-Tencor /1/                                             309                 12,626
 Novellus Systems /1/                                       238                  7,861
 Teradyne /1/                                               291                  6,708
                                                                                73,482
STEEL-PRODUCERS (0.04%)
 Nucor                                                      129                  5,327
 USX-U.S. Steel Group                                       148                  2,130
                                                                                 7,457
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                                     134                  1,983
TELECOM EQUIPMENT FIBER OPTICS (0.21%)
 CIENA /1/                                                  546                  8,878
 Corning                                                  1,554                 12,525
 JDS Uniphase /1/                                         2,198                 17,562
                                                                                38,965
TELECOMMUNICATION EQUIPMENT (0.66%)
 ADC Telecommunications /1/                               1,305                  5,938
 Andrew /1/                                                 136                  2,471
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                           $
 Comverse Technology /1/                                    309                  5,812
 Nortel Networks                                          5,321                 30,915
 Qualcomm /1/                                             1,265                 62,048
 Scientific-Atlanta                                         271                  5,656
 Tellabs /1/                                                683                  9,323
                                                                               122,163
TELECOMMUNICATION SERVICES (0.02%)
 Avaya /1/                                                  474                  4,233
TELEPHONE-INTEGRATED (4.42%)
 Alltel                                                     523                 29,884
 AT&T                                                     5,763                 87,886
 BellSouth                                                3,130                115,810
 CenturyTel                                                 235                  7,426
 Citizens Communications                                    476                  4,231
 Qwest Communications International /1/                   2,774                 35,923
 SBC Communications                                       5,625                214,369
 Sprint                                                   1,480                 29,600
 Verizon Communications                                   4,517                224,992
 WorldCom /1/                                             4,824                 64,883
                                                                               815,004
TELEVISION (0.05%)
 Univision Communications /1/                               347                  8,675
TOBACCO (0.98%)
 Philip Morris                                            3,674                171,943
 UST                                                        272                  9,142
                                                                               181,085
TOOLS-HAND HELD (0.07%)
 Black & Decker                                             136                  4,500
 Snap-On                                                     96                  2,569
 Stanley Works                                              142                  5,442
                                                                                12,511
TOYS (0.10%)
 Hasbro                                                     288                  4,772
 Mattel                                                     719                 13,611
                                                                                18,383
TRANSPORT-RAIL (0.34%)
 Burlington Northern Santa Fe                               654                 17,573
 CSX                                                        356                 11,997
 Norfolk Southern                                           642                 10,754
 Union Pacific                                              413                 21,480
                                                                                61,804
TRANSPORT-SERVICES (0.11%)
 FedEx /1/                                                  512                 21,033
TRAVEL SERVICES (0.03%)
 Sabre Holdings /1/                                         221                  5,812
TRUCKING & LEASING (0.01%)
 Ryder System                                               100                  1,870
WEB PORTALS (0.06%)
 Yahoo /1/                                                  946                 10,292
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.33%)
                                                                           $
 Motorola                                                 3,668                 60,045
                                           TOTAL COMMON STOCKS              17,421,678

                                                     Principal
                                                       Amount                 Value
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.52%)
FINANCE-CONSUMER LOANS (5.52%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                         10,000,000
                                                     $                     $
  2.46%; 11/01/01                                     1,017,652              1,017,652
                                        TOTAL COMMERCIAL PAPER               1,017,652
                                                                           -----------

                         TOTAL PORTFOLIO INVESTMENTS (100.04%)              18,439,330
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.04%)                               (7,966)
                                    TOTAL NET ASSETS (100.00%)             $18,431,364
                                                                           --------------



                                                                     Unrealized
     Contract                        Opening           Current          Gain
       Type        Commitment     Market Value       Market Value      (Loss)
--------------------------------------------------------------------------------
Futures Contracts
16 S&P 500             Buy          $851,350           $848,560       $(2,790)
December, 2001
Futures

1    Non-income producing security.

See accompanying notes.

                                      168



                            SCHEDULE OF INVESTMENTS
                              LARGECAP VALUE FUND

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (93.41%)
AEROSPACE & DEFENSE (1.74%)
                                                                       $
 Boeing                                               3,120               101,712
 Raytheon                                             1,720                55,470
                                                                          157,182
AEROSPACE & DEFENSE EQUIPMENT (2.13%)
 Lockheed Martin                                      1,500                73,155
 United Technologies                                  2,200               118,558
                                                                          191,713
APPAREL MANUFACTURERS (0.40%)
 Jones Apparel Group /1/                              1,300                35,880
APPLICATIONS SOFTWARE (0.36%)
 Intuit /1/                                             800                32,176
BEVERAGES-WINE & SPIRITS (0.46%)
 Constellation Brands /1/                             1,000                41,040
BUILDING-RESIDENTIAL & COMMERCIAL (0.72%)
 Lennar                                               1,800                65,268
CABLE TV (0.25%)
 USA Networks /1/                                     1,200                22,128
CASINO HOTELS (0.47%)
 MGM Mirage                                           1,910                42,593
CASINO SERVICES (0.63%)
 International Game Technology                        1,110                56,666
CHEMICALS-SPECIALTY (0.58%)
 Engelhard                                            2,000                52,360
COMMERCIAL BANKS (6.68%)
 Amsouth Bancorp.                                     9,600               165,984
 Associated Banc                                      2,700                92,934
 First Tennessee National                             2,700                93,285
 Hibernia                                             5,900                89,680
 North Fork Bancorp.                                  3,200                89,280
 Popular                                              2,416                70,958
                                                                          602,121
COMPUTER AIDED DESIGN (0.30%)
 Autodesk                                               800                26,576
COMPUTER SERVICES (0.80%)
 Electronic Data Systems                              1,120                72,094
COMPUTERS (1.20%)
 International Business Machines                      1,000               108,070
COSMETICS & TOILETRIES (1.97%)
 Procter & Gamble                                     2,400               177,072
DATA PROCESSING & MANAGEMENT (1.43%)
 First Data                                           1,900               128,383
DIVERSIFIED FINANCIAL SERVICES (2.05%)
 Citigroup                                            4,060               184,811
DIVERSIFIED MANUFACTURING OPERATIONS (2.20%)
 Danaher                                              2,100               117,054
 FMC                                                  1,700                80,682
                                                                          197,736
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.40%)
                                                                       $
 Cendant /1/                                          2,800                36,288
ELECTRIC-INTEGRATED (6.11%)
 Allegheny Energy                                     1,100                40,205
 American Electric Power                              1,000                41,900
 Dominion Resources                                   4,000               244,480
 Duke Energy                                          3,340               128,289
 Entergy                                              1,410                54,779
 PPL                                                  1,200                40,980
                                                                          550,633
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.94%)
 LSI Logic /1/                                        5,000                84,750
ELECTRONICS-MILITARY (0.45%)
 L-3 Communications Holdings /1/                        470                40,829
ENTERPRISE SOFTWARE/SERVICE (1.51%)
 Computer Associates International                    3,600               111,312
 Sybase /1/                                           1,800                24,480
                                                                          135,792
FINANCE-CONSUMER LOANS (1.39%)
 Household International                              2,400               125,520
FINANCE-CREDIT CARD (0.23%)
 Capital One Financial                                  500                20,655
FINANCE-INVESTMENT BANKER & BROKER (1.92%)
 Lehman Brothers Holdings                             1,400                87,444
 Morgan Stanley Dean Witter                           1,750                85,610
                                                                          173,054
FINANCE-MORTGAGE LOAN/BANKER (3.93%)
 Federal Home Loan Mortgage                           2,000               135,640
 Federal National Mortgage Association                2,700               218,592
                                                                          354,232
FOOD-MISCELLANEOUS/DIVERSIFIED (0.51%)
 General Mills                                        1,000                45,920
FOOD-WHOLESALE/DISTRIBUTION (1.47%)
 Sysco                                                5,500               132,605
HOTELS & MOTELS (0.42%)
 Starwood Hotels & Resorts Worldwide                  1,730                38,129
INDEPENDENT POWER PRODUCER (0.52%)
 Mirant /1/                                           1,800                46,800
MACHINERY-CONSTRUCTION & MINING (0.70%)
 Caterpillar                                          1,400                62,608
MEDICAL PRODUCTS (0.90%)
 Johnson & Johnson                                    1,400                81,074
MEDICAL-DRUGS (1.09%)
 Bristol-Myers Squibb                                 1,000                53,450
 Merck                                                  700                44,667
                                                                           98,117
MEDICAL-HMO (1.05%)
 Wellpoint Health Networks /1/                          850                94,852
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (2.87%)
                                                                       $
 HCA - The Healthcare Company                         1,760                69,802
 Tenet Healthcare /1/                                 3,280               188,665
                                                                          258,467
METAL-ALUMINUM (1.54%)
 Alcoa                                                4,300               138,761
MONEY CENTER BANKS (2.69%)
 Bank of America                                      4,100               241,859
MULTI-LINE INSURANCE (1.58%)
 American International Group                         1,125                88,425
 American National Insurance                            135                11,069
 MetLife                                              1,600                43,040
                                                                          142,534
MULTIMEDIA (2.04%)
 McGraw-Hill                                          2,200               115,676
 Walt Disney                                          3,640                67,668
                                                                          183,344
OIL COMPANY-INTEGRATED (7.57%)
 Amerada Hess                                           860                50,525
 ChevronTexaco                                        2,400               212,520
 Conoco                                               2,400                61,680
 Exxon Mobil                                          6,820               269,049
 USX-Marathon Group                                   3,200                88,288
                                                                          682,062
OIL FIELD MACHINERY & EQUIPMENT (0.57%)
 Weatherford International /1/                        1,500                51,345
OIL REFINING & MARKETING (1.10%)
 Sunoco                                               1,100                41,173
 Valero Energy                                        1,550                58,280
                                                                           99,453
PIPELINES (0.45%)
 Williams                                             1,400                40,418
PROPERTY & CASUALTY INSURANCE (0.69%)
 Fidelity National Financial                          2,700                62,127
REGIONAL BANKS (1.32%)
 Union Planters                                       2,200                89,100
 US Bancorp                                           1,700                30,226
                                                                          119,326
RETAIL-APPAREL & SHOE (1.01%)
 Ross Stores                                          2,900                90,770
RETAIL-REGIONAL DEPARTMENT STORE (0.32%)
 Federated Department Stores /1/                        900                28,791
RETAIL-RESTAURANTS (0.85%)
 Brinker International /1/                            1,320                33,528
 Darden Restaurants                                   1,350                43,227
                                                                           76,755
SAVINGS & LOANS/THRIFTS (4.62%)
 Astoria Financial                                    1,800                93,762
 Golden West Financial                                1,500                72,900
 Washington Mutual                                    6,150               185,669
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS/THRIFTS (CONTINUED)
                                                                       $
 Webster Financial                                    2,100                63,735
                                                                          416,066
TELECOMMUNICATION EQUIPMENT (1.20%)
 UTStarcom /1/                                        4,600               108,008
TELEPHONE-INTEGRATED (8.66%)
 Alltel                                               1,100                62,854
 BellSouth                                            5,800               214,600
 SBC Communications                                   6,670               254,193
 Verizon Communications                               4,980               248,054
                                                                          779,701
TOBACCO (4.21%)
 Philip Morris                                        6,230               291,564
 RJ Reynolds Tobacco Holdings                           910                50,996
 UST                                                  1,100                36,971
                                                                          379,531
TRANSPORT-RAIL (2.21%)
 Burlington Northern Santa Fe                         1,000                26,870
 CSX                                                  1,400                47,180
 Union Pacific                                        2,400               124,824
                                                                          198,874
                                       TOTAL COMMON STOCKS              8,413,919

                                                 Principal
                                                   Amount                Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.51%)
FINANCE-CONSUMER LOANS (5.51%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association             10,000,000
                                                 $                     $
  2.46%; 11/01/01                                   496,158               496,158
                                    TOTAL COMMERCIAL PAPER                496,158
                                                                       ----------

                      TOTAL PORTFOLIO INVESTMENTS (98.92%)              8,910,077
CASH AND RECEIVABLES, NET OF LIABILITIES (1.08%)                           97,600
                                TOTAL NET ASSETS (100.00%)             $9,007,677
                                                                       ------------

1    Non-income producing security.

See accompanying notes.

                                      170



                            SCHEDULE OF INVESTMENTS
                               LIFETIME 2010 FUND

                                OCTOBER 31, 2001

                                               Shares
                                                Held                Value
-----------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.10%)
PRINCIPAL INVESTORS FUND, INC.
                                                                  $
 Bond & Mortgage Securities Fund               127,071             1,360,926
 Government Securities Fund                     85,759               904,762
 High Quality Short-Term Bond Fund              71,138               749,794
 International Fund I                           47,809               356,654
 LargeCap Growth Fund                           43,442               268,037
 LargeCap Value Fund                            34,620               316,427
 Partners LargeCap Growth Fund I                24,377               182,830
 Partners LargeCap Value Fund                   30,864               322,530
 Partners SmallCap Growth Fund I                12,261                90,120
 SmallCap Growth Fund                           11,725                86,182
 SmallCap Value Fund                            17,444               183,863
                                                                   4,822,125
                           TOTAL INVESTMENT COMPANIES              4,822,125
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (99.10%)              4,822,125
CASH AND RECEIVABLES, NET OF LIABILITIES (0.90%)                      43,729
                           TOTAL NET ASSETS (100.00%)             $4,865,854
                                                                  ------------

                                      171

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                               LIFETIME 2020 FUND

                                OCTOBER 31, 2001

                                               Shares
                                                Held                Value
-----------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.96%)
PRINCIPAL INVESTORS FUND, INC. (98.96%)
                                                                  $
 Bond & Mortgage Securities Fund               115,506             1,237,067
 Government Securities Fund                     77,944               822,308
 International Emerging Markets Fund             9,169                76,197
 International Fund I                           40,482               301,998
 LargeCap Growth Fund                           43,321               267,294
 LargeCap Value Fund                            37,507               342,818
 Partners LargeCap Growth Fund I                30,971               232,282
 Partners LargeCap Value Fund                   29,446               307,710
 Partners SmallCap Growth Fund I                13,129                96,500
 SmallCap Growth Fund                           12,754                93,741
 SmallCap Value Fund                            18,263               192,488
                                                                   3,970,403
                           TOTAL INVESTMENT COMPANIES              3,970,403
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (98.96%)              3,970,403
CASH AND RECEIVABLES, NET OF LIABILITIES (1.04%)                      41,713
                           TOTAL NET ASSETS (100.00%)             $4,012,116
                                                                  ------------

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                               LIFETIME 2030 FUND

                                OCTOBER 31, 2001

                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
INVESTMENT COMPANIES (87.33%)
PRINCIPAL INVESTORS FUND, INC. (87.33%)
                                                                   $
 Bond & Mortgage Securities Fund                 96,273             1,031,086
 Government Securities Fund                      64,939               685,110
 International Emerging Markets Fund              9,465                78,653
 International Fund I                            52,473               391,449
 LargeCap Growth Fund                            51,574               318,214
 LargeCap Value Fund                             43,300               395,758
 Partners LargeCap Growth Fund I                 37,684               282,631
 Partners LargeCap Value Fund                    42,123               440,184
 Partners SmallCap Growth Fund I                 16,323               119,976
 SmallCap Growth Fund                            15,797               116,107
 SmallCap Value Fund                             22,759               239,884
                                                                    4,099,052
                            TOTAL INVESTMENT COMPANIES              4,099,052
                                                                   ----------

                  TOTAL PORTFOLIO INVESTMENTS (87.33%)              4,099,052
CASH AND RECEIVABLES, NET OF LIABILITIES (12.67%)                     594,509
                            TOTAL NET ASSETS (100.00%)             $4,693,561
                                                                   ------------

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                               LIFETIME 2040 FUND

                                OCTOBER 31, 2001

                                               Shares
                                                Held               Value
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.96%)
PRINCIPAL INVESTORS FUND, INC. (98.96%)
                                                                 $
 Bond & Mortgage Securities Fund               55,941               599,131
 Government Securities Fund                    37,698               397,711
 International Emerging Markets Fund            8,001                66,491
 International Fund I                          43,771               326,529
 International SmallCap Fund                    8,890                66,497
 LargeCap Growth Fund                          48,529               299,422
 LargeCap Value Fund                           42,844               391,598
 Partners LargeCap Growth Fund I               40,536               304,021
 Partners LargeCap Value Fund                  37,574               392,645
 Partners SmallCap Growth Fund I               16,371               120,329
 SmallCap Growth Fund                          16,299               119,796
 SmallCap Value Fund                           22,029               232,183
                                                                  3,316,353
                          TOTAL INVESTMENT COMPANIES              3,316,353
                                                                 ----------

                TOTAL PORTFOLIO INVESTMENTS (98.96%)              3,316,353
CASH AND RECEIVABLES, NET OF LIABILITIES (1.04%)                     34,776
                          TOTAL NET ASSETS (100.00%)             $3,351,129
                                                                 ------------

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                               LIFETIME 2050 FUND

                                OCTOBER 31, 2001

                                               Shares
                                                Held               Value
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.67%)
PRINCIPAL INVESTORS FUND, INC. (99.67%)
                                                                 $
 Bond & Mortgage Securities Fund               31,101               333,093
 Government Securities Fund                    21,012               221,681
 International Emerging Markets Fund            8,824                73,331
 International Fund I                          33,098               246,912
 International SmallCap Fund                    9,678                72,388
 LargeCap Growth Fund                          41,065               253,374
 LargeCap Value Fund                           38,554               352,386
 Partners LargeCap Growth Fund I               34,320               257,402
 Partners LargeCap Value Fund                  33,998               355,277
 Partners SmallCap Growth Fund I               13,785               101,319
 SmallCap Growth Fund                          13,169                96,790
 SmallCap Value Fund                           19,153               201,876
                                                                  2,565,829
                          TOTAL INVESTMENT COMPANIES              2,565,829
                                                                 ----------

                TOTAL PORTFOLIO INVESTMENTS (99.67%)              2,565,829
CASH AND RECEIVABLES, NET OF LIABILITIES (0.33%)                      8,602
                          TOTAL NET ASSETS (100.00%)             $2,574,431
                                                                 ------------

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                         LIFETIME STRATEGIC INCOME FUND

                                OCTOBER 31, 2001

                                               Shares
                                                Held                Value
-----------------------------------------------------------------------------------
INVESTMENT COMPANIES (97.97%)
PRINCIPAL INVESTORS FUND, INC. (97.97%)
                                                                  $
 Bond & Mortgage Securities Fund                35,433               379,488
 Government Securities Fund                     23,917               252,326
 High Quality Short-Term Bond Fund              42,541               448,387
 International Fund I                           12,463                92,974
 LargeCap Growth Fund                           10,217                63,039
 LargeCap Value Fund                             8,732                79,808
 Money Market Fund                             175,118               175,118
 Partners LargeCap Growth Fund I                 8,623                64,675
 Partners LargeCap Value Fund                    7,791                81,420
 Partners SmallCap Growth Fund I                 3,189                23,438
 SmallCap Growth Fund                            3,029                22,265
 SmallCap Value Fund                             4,597                48,455
                                                                   1,731,393
                           TOTAL INVESTMENT COMPANIES              1,731,393
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (97.97%)              1,731,393
CASH AND RECEIVABLES, NET OF LIABILITIES (2.03%)                      35,916
                           TOTAL NET ASSETS (100.00%)             $1,767,309
                                                                  ------------

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                               MIDCAP BLEND FUND

                                OCTOBER 31, 2001

                                                Shares
                                                 Held               Value
----------------------------------------------------------------------------------
COMMON STOCKS (90.28%)
AGRICULTURAL OPERATIONS (0.92%)
                                                                  $
 Monsanto                                        2,120               66,356
BEVERAGES-NON-ALCOHOLIC (1.03%)
 Coca-Cola Enterprises                           2,900               53,215
 Pepsico                                           432               21,043
                                                                     74,258
BROADCASTING SERVICES & PROGRAMMING (0.88%)
 Liberty Media /1/                               5,440               63,594
BUILDING-MAINTENANCE & SERVICE (0.78%)
 Ecolab                                          1,600               56,288
CABLE TV (1.94%)
 Charter Communications /1/                      6,575               92,970
 USA Networks /1/                                2,570               47,391
                                                                    140,361
CASINO SERVICES (2.18%)
 International Game Technology                   3,100              158,255
COMMERCIAL BANKS (3.66%)
 Marshall & Ilsley                                 810               47,498
 North Fork Bancorp.                             1,240               34,596
 TCF Financial                                   4,350              182,700
                                                                    264,794
COMMERCIAL SERVICE-FINANCE (2.27%)
 Dun & Bradstreet /1/                            1,200               37,512
 H&R Block                                       3,720              126,778
                                                                    164,290
COMMERCIAL SERVICES (0.32%)
 Arbitron                                          870               23,490
COMPUTER SERVICES (4.72%)
 Bisys Group /1/                                 1,450               75,429
 Ceridian /1/                                    6,150              101,413
 DST Systems /1/                                   960               39,312
 Sungard Data Systems /1/                        5,000              126,000
                                                                    342,154
COMPUTERS-INTEGRATED SYSTEMS (0.65%)
 Jack Henry & Associates                         1,900               46,854
DATA PROCESSING & MANAGEMENT (0.99%)
 Fiserv /1/                                      1,260               46,859
 SEI Investments                                   800               24,600
                                                                     71,459
DENTAL SUPPLIES & EQUIPMENT (0.20%)
 Sybron Dental Specialties /1/                     703               14,412
DIVERSIFIED MANUFACTURING OPERATIONS (1.20%)
 Cooper Industries                               1,100               42,570
 Danaher                                           800               44,592
                                                                     87,162
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.38%)
 Cendant /1/                                     2,100               27,216
ELECTRIC-INTEGRATED (7.55%)
 Duke Energy                                     4,080              156,713
 Entergy                                         1,490               57,886
                                                Shares
                                                 Held               Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                  $
 Exelon                                          1,410               59,319
 GPU                                             2,620              103,883
 Niagara Mohawk Holdings                         6,780              121,498
 NiSource                                        1,990               47,262
                                                                    546,561
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.20%)
 Gentex /1/                                        600               14,280
FINANCE-CONSUMER LOANS (0.30%)
 USA Education                                     270               22,021
FINANCE-INVESTMENT BANKER & BROKER (0.60%)
 Lehman Brothers Holdings                          700               43,722
FINANCE-MORTGAGE LOAN/BANKER (0.54%)
 Countrywide Credit Industries                     979               39,091
FINANCIAL GUARANTEE INSURANCE (1.13%)
 AMBAC Financial Group                             670               32,160
 PMI Group                                         900               49,905
                                                                     82,065
FOOD-MISCELLANEOUS/DIVERSIFIED (1.52%)
 General Mills                                   2,400              110,208
FOOD-WHOLESALE/DISTRIBUTION (0.72%)
 Sysco                                           2,170               52,319
FORESTRY (1.30%)
 Plum Creek Timber                               3,414               94,329
HEALTH & BIOTECHNOLOGY (1.91%)
 Pharmaceutical HOLDRs                           1,400              138,348
HEALTH CARE COST CONTAINMENT (1.28%)
 McKesson HBOC                                   2,500               92,475
HOTELS & MOTELS (1.52%)
 Marriott International                          3,520              110,282
INTERNET SECURITY (0.49%)
 Check Point Software Technologies /1/           1,200               35,424
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.58%)
 Federated Investors                               820               21,402
 Neuberger Berman                                  600               20,928
                                                                     42,330
LIFE & HEALTH INSURANCE (1.40%)
 Aflac                                           2,560               62,618
 Nationwide Financial Services                     470               15,989
 Torchmark                                         620               22,959
                                                                    101,566
MEDICAL INFORMATION SYSTEM (2.68%)
 IMS Health                                      9,090              194,253
MEDICAL INSTRUMENTS (5.14%)
 Apogent Technologies /1/                        2,100               49,182
 Beckman Coulter                                   640               27,181
 Biomet                                          2,550               77,775
 Boston Scientific /1/                           1,200               27,288
 Guidant                                         2,890              119,964
                                                Shares
                                                 Held               Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                  $
 St. Jude Medical                                1,000               71,000
                                                                    372,390
MEDICAL PRODUCTS (0.31%)
 Stryker                                           400               22,496
MEDICAL-BIOMEDICAL/GENE (4.40%)
 Biogen /1/                                      3,250              178,750
 Genzyme /1/                                     2,200              118,690
 Immunex /1/                                       900               21,501
                                                                    318,941
MEDICAL-DRUGS (1.42%)
 IVAX                                            2,100               43,155
 Medimmune /1/                                   1,530               60,037
                                                                    103,192
MEDICAL-HMO (0.25%)
 Anthem /1/                                        430               18,008
MEDICAL-HOSPITALS (1.17%)
 Health Management Associates /1/                2,600               50,674
 Universal Health Services                         840               33,928
                                                                     84,602
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.21%)
 AmerisourceBergen                               1,380               87,713
MISCELLANEOUS INVESTING (5.72%)
 AMB Property                                    2,980               72,444
 Boston Properties                               1,690               59,741
 Equity Office Properties Trust                  3,270               93,195
 Equity Residential Properties Trust             3,520               91,344
 Kimco Realty                                      600               29,334
 Prologis Trust                                  3,430               68,360
                                                                    414,418
OIL COMPANY-EXPLORATION & PRODUCTION (1.21%)
 Burlington Resources                              600               22,350
 Devon Energy                                    1,700               65,110
                                                                     87,460
OIL COMPANY-INTEGRATED (0.50%)
 USX-Marathon Group                              1,300               35,867
OIL FIELD MACHINERY & EQUIPMENT (1.04%)
 National-Oilwell /1/                            1,050               19,446
 Weatherford International /1/                   1,640               56,137
                                                                     75,583
OIL REFINING & MARKETING (0.67%)
 Valero Energy                                   1,300               48,880
OIL-FIELD SERVICES (0.51%)
 BJ Services /1/                                   760               19,449
 Hanover Compressor /1/                            630               17,375
                                                                     36,824
PIPELINES (2.85%)
 Dynegy                                          1,530               54,927
 El Paso                                         1,315               64,514
 Questar                                         1,500               33,000
                                                Shares
                                                 Held               Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PIPELINES (CONTINUED)
                                                                  $
 Williams                                        1,860               53,698
                                                                    206,139
PRINTING-COMMERCIAL (1.16%)
 Valassis Communications                         2,700               84,240
PUBLICLY TRADED INVESTMENT FUND (6.48%)
 iShares S&P MidCap 400 Fund                     1,980              178,517
 S&P MidCap 400 Depository Receipts              3,520              290,928
                                                                    469,445
REGIONAL BANKS (0.72%)
 Fifth Third Bancorp                               920               51,906
RETAIL-JEWELRY (0.22%)
 Tiffany                                           675               15,788
RETAIL-TOY STORE (0.55%)
 Toys R Us /1/                                   2,100               39,900
SAVINGS & LOANS/THRIFTS (2.15%)
 Charter One Financial                           2,541               69,243
 Golden State Bancorp                            1,270               32,207
 Washington Mutual                               1,790               54,040
                                                                    155,490
TELEPHONE-INTEGRATED (4.00%)
 Alltel                                          1,330               75,996
 CenturyTel                                      5,400              170,640
 Telephone & Data Systems                          490               43,071
                                                                    289,707
THERAPEUTICS (0.83%)
 COR Therapeutics /1/                              800               18,024
 ImClone Systems /1/                               690               42,221
                                                                     60,245
TOBACCO (1.93%)
 RJ Reynolds Tobacco Holdings                    2,500              140,100
                                  TOTAL COMMON STOCKS             6,539,551

                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.76%)
FINANCE-CONSUMER LOANS (9.76%)
 Investment in Joint Trading Account; Student Loan
  Marketing Association                                   $                     $
  2.46%; 11/01/01                                            706,988               706,988
                                                                                ----------
                                             TOTAL COMMERCIAL PAPER                706,988
                                                                                ----------

                               TOTAL PORTFOLIO INVESTMENTS (100.04%)             9,026,145
CASH AND RECEIVABLES, NET OF LIABILITIES (-0.04%)                                   (3,165)
                                         TOTAL NET ASSETS (100.00%)             $7,243,374
                                                                                ------------



/1 /Non-income producing security.
See accompanying notes.

                                      179



                            SCHEDULE OF INVESTMENTS
                               MIDCAP GROWTH FUND

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (97.45%)
ADVERTISING AGENCIES (0.82%)
                                                                         $
 Interpublic Group                                      1,616                36,279
AIRLINES (0.83%)
 Skywest                                                  980                17,934
 Southwest Airlines                                     1,170                18,603
                                                                             36,537
APPAREL MANUFACTURERS (0.93%)
 Jones Apparel Group /1/                                1,485                40,986
APPLIANCES (1.00%)
 Maytag                                                 1,575                43,911
APPLICATIONS SOFTWARE (2.51%)
 Mercury Interactive /1/                                1,275                30,370
 Peregrine Systems /1/                                  3,045                43,970
 Quest Software /1/                                     1,240                18,352
 Rational Software /1/                                  1,385                18,171
                                                                            110,863
CABLE TV (3.98%)
 Adelphia Communications /1/                            2,930                64,841
 Charter Communications /1/                             4,910                69,428
 USA Networks /1/                                       2,235                41,213
                                                                            175,482
CELLULAR TELECOMMUNICATIONS (0.92%)
 Crown Castle International /1/                         3,475                40,658
CIRCUIT BOARDS (0.49%)
 Jabil Circuit /1/                                      1,025                21,730
COMMERCIAL BANKS (2.14%)
 Greater Bay Bancorp                                    1,580                36,008
 TCF Financial                                            850                35,700
 Zions Bancorp                                            470                22,523
                                                                             94,231
COMMERCIAL SERVICES (0.50%)
 Quanta Services /1/                                    1,460                22,192
COMPUTER SERVICES (0.57%)
 DST Systems /1/                                          610                24,980
COMPUTERS (0.76%)
 Research In Motion /1/                                 2,065                33,577
COMPUTERS-MEMORY DEVICES (0.75%)
 Veritas Software /1/                                   1,160                32,921
DATA PROCESSING & MANAGEMENT (0.96%)
 SEI Investments                                        1,380                42,435
DIVERSIFIED MANUFACTURING OPERATIONS (0.89%)
 Danaher                                                  705                39,297
DRUG DELIVERY SYSTEMS (1.93%)
 Andrx Group /1/                                          500                32,465
 Elan /1/                                               1,150                52,497
                                                                             84,962
E-COMMERCE/SERVICES (0.25%)
 Hotel Reservations Network /1/                           350                10,836
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
E-MARKETING/INFORMATION (0.19%)
                                                                         $
 DoubleClick /1/                                        1,155                 8,524
ELECTRIC-INTEGRATED (0.42%)
 Montana Power                                          3,100                18,476
ELECTRICAL COMPONENTS & EQUIPMENT (0.43%)
 Power-One /1/                                          2,405                19,024
ELECTRONIC COMPONENTS-MISCELLANEOUS (3.28%)
 Celestica /1/                                          1,135                38,953
 Flextronics International /1/                          2,340                46,566
 Solectron /1/                                          4,810                59,163
                                                                            144,682
ELECTRONIC COMPONENTS-SEMICONDUCTOR (6.21%)
 Advanced Micro Devices /1/                             2,200                21,648
 Agere Systems /1/                                      4,580                21,068
 Altera /1/                                             1,390                28,078
 Applied Micro Circuits /1/                               815                 8,990
 Broadcom /1/                                             535                18,409
 Conexant Systems /1/                                   3,400                34,510
 International Rectifier /1/                              730                25,630
 Intersil Holding /1/                                     650                21,288
 Lattice Semiconductor /1/                                970                16,975
 LSI Logic /1/                                          1,600                27,120
 Micron Technology                                        600                13,656
 Virata /1/                                             3,030                36,299
                                                                            273,671
ELECTRONIC PARTS DISTRIBUTION (0.79%)
 Arrow Electronics                                        730                17,848
 Avnet                                                    830                17,123
                                                                             34,971
ENTERPRISE SOFTWARE/SERVICE (0.82%)
 BEA Systems /1/                                        1,200                14,568
 Micromuse /1/                                          2,350                21,738
                                                                             36,306
FIDUCIARY BANKS (0.36%)
 Investors Financial Services                             300                15,870
FINANCE-AUTO LOANS (0.45%)
 AmeriCredit /1/                                        1,270                19,685
FINANCE-CREDIT CARD (1.69%)
 Capital One Financial                                  1,060                43,788
 Metris                                                 1,890                30,637
                                                                             74,425
FINANCE-INVESTMENT BANKER & BROKER (2.89%)
 LaBranche /1/                                          1,490                43,046
 Legg Mason                                               955                40,215
 Lehman Brothers Holdings                                 705                44,034
                                                                            127,295
FINANCIAL GUARANTEE INSURANCE (1.56%)
 AMBAC Financial Group                                    910                43,680
 PMI Group                                                450                24,952
                                                                             68,632
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-DAIRY PRODUCTS (0.48%)
                                                                         $
 Suiza Foods /1/                                          360                21,229
FOOD-MEAT PRODUCTS (0.31%)
 Smithfield Foods /1/                                     660                13,893
FOOTWEAR & RELATED APPAREL (1.18%)
 Timberland                                             1,600                51,968
GOLF (0.62%)
 Callaway Golf                                          1,900                27,151
HEALTH CARE COST CONTAINMENT (1.35%)
 Caremark Rx /1/                                        4,455                59,697
HUMAN RESOURCES (0.45%)
 Korn/Ferry International /1/                           2,730                19,656
INDEPENDENT POWER PRODUCER (0.86%)
 NRG Energy /1/                                         2,150                37,991
INSTRUMENTS-SCIENTIFIC (0.59%)
 Waters /1/                                               730                25,908
INTERNET APPLICATION SOFTWARE (0.86%)
 Vignette /1/                                           8,140                38,095
INTERNET BROKERS (0.44%)
 E*trade Group /1/                                      3,005                19,623
INTERNET INFRASTRUCTURE SOFTWARE (0.62%)
 Openwave Systems /1/                                   3,520                27,210
INTERNET SECURITY (1.85%)
 Check Point Software Technologies /1/                  1,075                31,734
 Network Associates /1/                                 1,000                19,200
 VeriSign /1/                                             790                30,581
                                                                             81,515
INVESTMENT MANAGEMENT & ADVISORY SERVICES (2.52%)
 Federated Investors                                    1,645                42,934
 Franklin Resources                                       895                28,730
 Waddell & Reed Financial                               1,550                39,509
                                                                            111,173
MEDICAL-BIOMEDICAL/GENE (4.12%)
 Biogen /1/                                               820                45,100
 Celera Genomics Group                                    840                19,740
 Human Genome Sciences /1/                                950                40,498
 Inhale Therapeutic Systems /1/                         3,050                53,375
 Protein Design Labs /1/                                  700                23,107
                                                                            181,820
MEDICAL-DRUGS (5.69%)
 Cephalon /1/                                             750                47,287
 IVAX                                                   2,200                45,210
 Medimmune /1/                                          1,560                61,214
 OSI Pharmaceuticals /1/                                1,170                53,446
 Sepracor /1/                                             920                43,645
                                                                            250,802
MEDICAL-HMO (1.30%)
 Anthem /1/                                               410                17,171
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HMO (CONTINUED)
                                                                         $
 Health Net /1/                                         1,830                40,168
                                                                             57,339
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (1.23%)
 Lincare Holdings /1/                                   2,110                54,227
MULTIMEDIA (1.23%)
 Gemstar-TV Guide International /1/                     2,670                54,121
NETWORKING PRODUCTS (1.58%)
 Extreme Networks /1/                                   1,070                12,508
 Network Appliance /1/                                  1,610                21,413
 Oni Systems /1/                                        7,345                35,917
                                                                             69,838
OIL & GAS DRILLING (1.06%)
 Helmerich & Payne                                        640                19,411
 Nabors Industries /1/                                    505                15,524
 Noble Drilling /1/                                       380                11,609
                                                                             46,544
OIL COMPANY-EXPLORATION & PRODUCTION (0.40%)
 EOG Resources                                            500                17,685
OIL FIELD MACHINERY & EQUIPMENT (1.55%)
 Cooper Cameron /1/                                       685                26,715
 Grant Prideco /1/                                      2,720                24,725
 National-Oilwell /1/                                     925                17,131
                                                                             68,571
OIL-FIELD SERVICES (0.26%)
 Hanover Compressor /1/                                   410                11,308
PHARMACY SERVICES (1.20%)
 Omnicare                                               2,670                53,080
PIPELINES (1.44%)
 Dynegy                                                 1,775                63,723
POWER CONVERTER & SUPPLY EQUIPMENT (0.99%)
 American Power Conversion /1/                          1,380                17,761
 Capstone Turbine /1/                                   5,100                25,857
                                                                             43,618
RADIO (0.72%)
 Emmis Communications /1/                               1,010                13,686
 Radio One /1/                                          1,560                18,018
                                                                             31,704
RETAIL-APPAREL & SHOE (4.10%)
 Abercrombie & Fitch /1/                                2,755                51,849
 American Eagle Outfitters /1/                          2,360                64,664
 Talbots                                                  750                21,375
 Venator Group                                          2,950                42,775
                                                                            180,663
RETAIL-CONSUMER ELECTRONICS (0.69%)
 RadioShack                                             1,210                30,238
RETAIL-DISCOUNT (1.55%)
 Dollar General                                         1,000                14,290
 Dollar Tree Stores /1/                                 2,400                53,928
                                                                             68,218
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (0.92%)
                                                                         $
 Staples /1/                                            2,780                40,532
RETAIL-RESTAURANTS (1.79%)
 Brinker International /1/                              2,015                51,181
 Outback Steakhouse /1/                                   970                27,984
                                                                             79,165
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.12%)
 Cirrus Logic /1/                                       2,170                24,152
 Integrated Device Technology /1/                         905                25,204
                                                                             49,356
SEMICONDUCTOR EQUIPMENT (0.99%)
 ASM Lithography Holding /1/                            1,330                19,125
 Lam Research /1/                                       1,300                24,648
                                                                             43,773
TELECOM EQUIPMENT FIBER OPTICS (1.13%)
 CIENA /1/                                              1,175                19,105
 JDS Uniphase /1/                                       1,850                14,782
 Sycamore Networks /1/                                  3,650                16,097
                                                                             49,984
TELECOMMUNICATION EQUIPMENT (1.42%)
 ADC Telecommunications /1/                             4,445                20,225
 Advanced Fibre Communication /1/                         980                18,257
 Comverse Technology /1/                                1,295                24,359
                                                                             62,841
TELECOMMUNICATION SERVICES (2.29%)
 Amdocs /1/                                             1,190                31,071
 Time Warner Telecom /1/                                6,370                69,815
                                                                            100,886
TELEPHONE-INTEGRATED (1.93%)
 Level 3 Communications /1/                            13,605                46,801
 McLeodUSA /1/                                         33,775                25,331
 XO Communications /1/                                 14,275                13,133
                                                                             85,265
TEXTILE-HOME FURNISHINGS (0.88%)
 Mohawk Industries /1/                                    900                38,880
THERAPEUTICS (2.68%)
 ImClone Systems /1/                                      580                35,490
 Praecis Pharmaceuticals /1/                            6,815                29,509
 Tularik /1/                                            2,310                53,130
                                                                            118,129
TRANSPORT-SERVICES (0.57%)
 Expeditors International Washington I                    560                25,312
WIRELESS EQUIPMENT (1.17%)
 American Tower                                         4,670                51,463
                                         TOTAL COMMON STOCKS              4,297,632

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.16%)
FINANCE-CONSUMER LOANS (4.16%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association               10,000,000
                                                   $                     $
  2.46%; 11/01/01                                     183,452               183,452
                                      TOTAL COMMERCIAL PAPER                183,452
                                                                         ----------

                       TOTAL PORTFOLIO INVESTMENTS (101.61%)              4,481,084
LIABILITIES, NET OF CASH AND RECEIVABLES (-1.61%)                           (70,965)
                                  TOTAL NET ASSETS (100.00%)             $4,410,119
                                                                         -------------

1    Non-income producing security.

See accompanying notes.

                                      182



                            SCHEDULE OF INVESTMENTS
                           MIDCAP S&P 400 INDEX FUND

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (95.11%)
AEROSPACE & DEFENSE (0.19%)
                                                                         $
 Titan /1/                                                497                12,987
AEROSPACE & DEFENSE EQUIPMENT (0.06%)
 Sequa                                                     84                 3,738
AGRICULTURAL CHEMICALS (0.15%)
 IMC Global                                               932                10,019
AIRLINES (0.08%)
 Alaska Air Group                                         215                 5,246
APPAREL MANUFACTURERS (0.55%)
 Coach /1/                                                354                 9,876
 Jones Apparel Group /1/                                  983                27,131
                                                                             37,007
APPLICATIONS SOFTWARE (0.61%)
 Keane                                                    550                 7,788
 National Instruments /1/                                 414                11,928
 Rational Software /1/                                  1,652                21,674
                                                                             41,390
AUCTION HOUSE & ART DEALER (0.10%)
 Sotheby's Holdings                                       498                 6,653
AUDIO & VIDEO PRODUCTS (0.30%)
 Polycom /1/                                              674                20,207
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.67%)
 ArvinMeritor                                             534                 8,021
 Borg Warner                                              214                 9,142
 Lear /1/                                                 519                15,933
 Modine Manufacturing                                     239                 4,959
 Superior Industries International                        211                 6,972
                                                                             45,027
BATTERIES/BATTERY SYSTEMS (0.18%)
 Energizer Holdings /1/                                   745                12,285
BEVERAGES-NON-ALCOHOLIC (0.24%)
 PepsiAmericas                                          1,271                16,574
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.06%)
 Dycom Industries /1/                                     346                 4,135
BUILDING PRODUCTS-AIR & HEATING (0.64%)
 American Standard /1/                                    579                33,524
 York International                                       312                 9,560
                                                                             43,084
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.23%)
 Martin Marietta Materials                                384                15,329
BUILDING PRODUCTS-WOOD (0.14%)
 Rayonier                                                 220                 9,412
BUILDING-HEAVY CONSTRUCTION (0.12%)
 Granite Construction                                     334                 8,317
BUILDING-MAINTENANCE & SERVICE (0.06%)
 Rollins                                                  245                 3,981
BUILDING-MOBIL HOME & MANUFACTURE HOUSING (0.23%)
 Clayton Homes                                          1,120                15,680
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (0.28%)
                                                                         $
 Lennar                                                   515                18,674
CAPACITORS (0.19%)
 Kemet /1/                                                711                12,713
CASINO HOTELS (0.40%)
 Mandalay Resort Group /1/                                613                10,114
 Park Place Entertainment /1/                           2,410                17,256
                                                                             27,370
CELLULAR TELECOMMUNICATIONS (0.12%)
 Price Communications /1/                                 448                 8,131
CHEMICALS-DIVERSIFIED (0.42%)
 Lyondell Chemical                                        955                12,711
 Olin                                                     353                 5,288
 Solutia                                                  841                10,092
                                                                             28,091
CHEMICALS-PLASTICS (0.04%)
 A. Schulman                                              237                 2,820
CHEMICALS-SPECIALTY (1.22%)
 Albemarle                                                373                 7,438
 Cabot                                                    530                17,755
 Cabot Microelectronics /1/                               195                12,924
 Crompton                                                 919                 6,663
 Cytec Industries /1/                                     328                 7,849
 Ferro Corp.                                              278                 6,116
 H.B. Fuller                                              114                 5,863
 Lubrizol                                                 416                11,706
 Minerals Technologies                                    159                 6,503
                                                                             82,817
COAL (0.14%)
 Arch Coal                                                424                 9,349
COATINGS & PAINT (0.35%)
 RPM                                                      831                10,097
 Valspar                                                  395                13,260
                                                                             23,357
COMMERCIAL BANKS (6.81%)
 Associated Banc                                          537                18,484
 Banknorth Group                                        1,119                24,540
 City National                                            388                15,908
 Colonial Bancgroup                                       899                11,327
 Compass Bancshares                                     1,040                26,031
 First Tennessee National                               1,043                36,036
 First Virginia Banks                                     375                16,942
 FirstMerit                                               695                16,041
 Greater Bay Bancorp.                                     346                 7,885
 Hibernia                                               1,286                19,547
 M&T Bank                                                 788                51,614
 Marshall & Ilsley                                        837                49,082
 Mercantile Bankshares                                    578                22,091
 National Commerce Financial                            1,668                37,947
 North Fork Bancorp.                                    1,316                36,716
 Pacific Century Financial                                649                15,122
 Provident Financial Group                                397                 8,500
 Silicon Valley Bancshares                                401                 9,399
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 TCF Financial                                            639                26,838
 Westamerica Bancorp.                                     289                10,560
                                                                            460,610
COMMERCIAL SERVICE-FINANCE (0.35%)
 Dun & Bradstreet /1/                                     653                20,413
 NCO Group /1/                                            209                 3,417
                                                                             23,830
COMMERCIAL SERVICES (0.23%)
 Plexus /1/                                               336                 8,400
 Quanta Services /1/                                      484                 7,357
                                                                             15,757
COMPUTER AIDED DESIGN (0.63%)
 Cadence Design Systems /1/                             2,022                42,745
COMPUTER SERVICES (2.65%)
 Affiliated Computer Services /1/                         409                36,013
 Bisys Group /1/                                          471                24,501
 Ceridian /1/                                           1,186                19,557
 DST Systems /1/                                          996                40,786
 Sungard Data Systems /1/                               2,183                55,012
 SYKES Enterprises /1/                                    324                 3,123
                                                                            178,992
COMPUTERS-INTEGRATED SYSTEMS (1.06%)
 Diebold                                                  581                21,090
 Jack Henry & Associates                                  719                17,731
 Mentor Graphics                                          519                 9,840
 Synopsys /1/                                             496                23,312
                                                                             71,973
COMPUTERS-MEMORY DEVICES (0.48%)
 Quantum /1/                                            1,229                10,360
 Sandisk /1/                                              552                 6,039
 Storage Technology /1/                                   844                15,842
                                                                             32,241
COMPUTERS-PERIPHERAL EQUIPMENT (0.09%)
 InFocus /1/                                              315                 6,098
CONSULTING SERVICES (0.09%)
 Gartner /1/                                              705                 6,275
CONSUMER PRODUCTS-MISCELLANEOUS (0.41%)
 Blyth                                                    382                 7,438
 Dial                                                     771                12,860
 Pennzoil-Quaker State                                    642                 7,531
                                                                             27,829
CONTAINERS-PAPER & PLASTIC (0.56%)
 Longview Fibre                                           417                 4,587
 Packaging Corp. of America /1/                           865                15,311
 Sonoco Products                                          773                18,142
                                                                             38,040
DATA PROCESSING & MANAGEMENT (1.63%)
 Acxiom /1/                                               725                 8,548
 Ascential Software                                     2,343                 8,857
 Certegy                                                  581                16,559
 Choicepoint /1/                                          504                21,561
 CSG Systems International /1/                            431                13,473
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DATA PROCESSING & MANAGEMENT (CONTINUED)
                                                                         $
 Reynolds & Reynolds                                      595                14,131
 SEI Investments                                          882                27,121
                                                                            110,250
DECISION SUPPORT SOFTWARE (0.13%)
 Wind River Systems /1/                                   636                 9,120
DENTAL SUPPLIES & EQUIPMENT (0.59%)
 Dentsply International                                   421                18,941
 Patterson Dental /1/                                     557                21,166
                                                                             40,107
DIAGNOSTIC EQUIPMENT (0.37%)
 Cytyc /1/                                                947                24,830
DIRECT MARKETING (0.36%)
 Catalina Marketing /1/                                   451                12,470
 Harte-Hanks Communications                               515                12,000
                                                                             24,470
DISTRIBUTION/WHOLESALE (0.55%)
 Fastenal                                                 308                18,188
 Tech Data /1/                                            438                18,698
                                                                             36,886
DIVERSIFIED MANUFACTURING OPERATIONS (1.59%)
 Carlisle                                                 246                 7,350
 Federal Signal                                           370                 7,496
 Harsco                                                   324                10,352
 Lancaster Colony                                         303                 9,442
 Pentair                                                  398                12,637
 Pittston Brink's Group                                   421                 8,104
 SPX                                                      323                32,171
 Teleflex                                                 313                12,520
 Trinity Industries                                       300                 7,464
                                                                            107,536
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.21%)
 Viad                                                     714                13,923
ELECTRIC PRODUCTS-MISCELLANEOUS (0.15%)
 Ametek                                                   268                 7,236
 Ucar International /1/                                   442                 3,213
                                                                             10,449
ELECTRIC-INTEGRATED (4.76%)
 ALLETE                                                   667                14,674
 Alliant Energy                                           642                18,875
 Black Hills                                              211                 5,794
 Cleco                                                    367                 7,380
 Conectiv                                                 721                17,016
 DPL                                                    1,029                23,667
 DQE                                                      454                 8,490
 Energy East                                              946                17,804
 Great Plains Energy                                      502                11,978
 Hawaiian Electric Industries                             264                 9,826
 Idacorp                                                  304                11,552
 MDU Resources Group                                      551                13,395
 Montana Power                                            843                 5,024
 Northeast Utilities                                    1,163                20,527
 NSTAR                                                    432                17,764
 OGE Energy                                               633                13,711
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                         $
 Potomac Electric Power                                   885                18,948
 Public Service Co. of New Mexico                         317                 7,766
 Puget Energy                                             700                13,349
 Scana                                                    851                21,913
 Sierra Pacific Resources                                 805                11,680
 Western Resources                                        572                 9,369
 Wisconsin Energy                                         957                21,255
                                                                            321,757
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.95%)
 DSP Group /1/                                            216                 4,536
 Gentex /1/                                               605                14,399
 SCI Systems /1/                                        1,195                24,271
 Vishay Intertechnology /1/                             1,121                21,153
                                                                             64,359
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.09%)
 International Rectifier /1/                              508                17,836
 Lattice Semiconductor /1/                                880                15,400
 Microchip Technology /1/                               1,066                33,280
 MIPS Technologies /1/                                    316                 2,759
 Nvidia /1/                                             1,136                48,689
 Semtech /1/                                              562                21,215
 Transwitch /1/                                           690                 2,284
                                                                            141,463
ELECTRONIC PARTS DISTRIBUTION (0.58%)
 Arrow Electronics                                        801                19,585
 Avnet                                                    953                19,660
                                                                             39,245
ELECTRONICS-MILITARY (0.40%)
 L-3 Communications Holdings /1/                          315                27,364
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.21%)
 Jacobs Engineering Group                                 217                14,222
ENTERPRISE SOFTWARE/SERVICE (0.41%)
 Advent Software /1/                                      271                10,452
 Legato Systems /1/                                       722                 6,058
 Sybase /1/                                               829                11,274
                                                                             27,784
ENTERTAINMENT SOFTWARE (0.82%)
 Electronic Arts /1/                                    1,081                55,628
FIDUCIARY BANKS (0.42%)
 Investors Financial Services                             258                13,648
 Wilmington Trust                                         264                14,995
                                                                             28,643
FILTRATION & SEPARATION PRODUCTS (0.17%)
 Donaldson                                                360                11,358
FINANCE-AUTO LOANS (0.15%)
 AmeriCredit /1/                                          673                10,432
FINANCE-CREDIT CARD (0.13%)
 Metris                                                   526                 8,526
FINANCE-INVESTMENT BANKER & BROKER (1.15%)
 AG Edwards                                               653                25,819
 Investment Technology Group                              258                16,618
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                         $
 LaBranche /1/                                            465                13,434
 Legg Mason                                               529                22,276
                                                                             78,147
FINANCIAL GUARANTEE INSURANCE (0.67%)
 PMI Group                                                360                19,962
 Radian Group                                             753                25,504
                                                                             45,466
FOOD-BAKING (0.14%)
 Interstate Bakeries                                      410                 9,664
FOOD-CONFECTIONERY (0.32%)
 J.M. Smucker                                             197                 6,590
 Tootsie Roll Industries                                  411                15,067
                                                                             21,657
FOOD-DAIRY PRODUCTS (0.31%)
 Dreyer's Grand Ice Cream                                 233                 7,619
 Suiza Foods /1/                                          223                13,150
                                                                             20,769
FOOD-MEAT PRODUCTS (0.40%)
 Hormel Foods                                           1,126                27,024
FOOD-MISCELLANEOUS/DIVERSIFIED (0.83%)
 Dean Foods                                               289                12,962
 Dole Food                                                454                 9,243
 Lance                                                    236                 3,151
 McCormick                                                558                24,418
 Sensient Technologies                                    389                 6,325
                                                                             56,099
FOOD-RETAIL (0.08%)
 Ruddick                                                  376                 5,734
GAS-DISTRIBUTION (0.58%)
 AGL Resources                                            442                 9,127
 Oneok                                                    493                 8,489
 Vectren                                                  550                11,622
 WGL Holdings                                             378                10,229
                                                                             39,467
GOLF (0.13%)
 Callaway Golf                                            623                 8,903
HEALTH CARE COST CONTAINMENT (0.32%)
 First Health Group /1/                                   793                21,411
HOME FURNISHINGS (0.14%)
 Furniture Brands International /1/                       409                 9,820
HOSPITAL BEDS & EQUIPMENT (0.40%)
 Hillenbrand Industries                                   507                26,881
HOTELS & MOTELS (0.15%)
 Extended Stay America /1/                                768                10,368
HUMAN RESOURCES (0.45%)
 Kelly Services                                           291                 6,192
 Korn/Ferry International /1/                             304                 2,189
 Manpower                                                 616                17,593
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (CONTINUED)
                                                                         $
 Modis Professional Services /1/                          794                 4,161
                                                                             30,135
INDEPENDENT POWER PRODUCER (0.48%)
 Covanta Energy                                           404                 5,260
 Utilicorp United                                         923                27,349
                                                                             32,609
INDUSTRIAL GASES (0.11%)
 Airgas /1/                                               550                 7,398
INSTRUMENTS-SCIENTIFIC (0.66%)
 FEI /1/                                                  258                 6,961
 Waters /1/                                             1,060                37,619
                                                                             44,580
INSURANCE (0.19%)
 HCC Insurance Holdings                                   477                13,113
INSURANCE BROKERS (0.35%)
 Arthur J. Gallagher                                      655                23,934
INTERNET BROKERS (0.25%)
 E*trade Group /1/                                      2,596                16,952
INTERNET FINANCIAL SERVICES (0.19%)
 IndyMac Bancorp                                          496                12,737
INTERNET INFRASTRUCTURE EQUIPMENT (0.10%)
 Avocent /1/                                              359                 6,699
INTERNET INFRASTRUCTURE SOFTWARE (0.12%)
 Retek /1/                                                396                 8,047
INTERNET SECURITY (1.03%)
 Checkfree /1/                                            623                 8,772
 Network Associates /1/                                 1,110                21,312
 RSA Security /1/                                         464                 5,586
 Symantec /1/                                             614                33,764
                                                                             69,434
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.78%)
 Eaton Vance                                              563                15,820
 Neuberger Berman                                         596                20,789
 Waddell & Reed Financial                                 647                16,492
                                                                             53,101
LIFE & HEALTH INSURANCE (0.57%)
 Mony Group                                               403                12,159
 Protective Life                                          556                15,318
 Stancorp Financial Group                                 251                11,144
                                                                             38,621
LOTTERY SERVICES (0.16%)
 Gtech Holdings /1/                                       279                11,132
MACHINERY TOOLS & RELATED PRODUCTS (0.13%)
 Kennametal                                               248                 8,725
MACHINERY-FARM (0.10%)
 Agco                                                     579                 6,705
MACHINERY-GENERAL INDUSTRY (0.31%)
 Albany International                                     251                 4,894
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-GENERAL INDUSTRY (CONTINUED)
                                                                         $
 Nordson                                                  265                 5,944
 Stewart & Stevenson Services                             229                 3,385
 Tecumseh Products                                        151                 6,908
                                                                             21,131
MACHINERY-PRINT TRADE (0.09%)
 Imation /1/                                              286                 5,997
MACHINERY-PUMPS (0.11%)
 Flowserve                                                308                 7,201
MEDICAL INSTRUMENTS (0.60%)
 Apogent Technologies /1/                                 858                20,094
 Beckman Coulter                                          489                20,768
                                                                             40,862
MEDICAL LABORATORY & TESTING SERVICE (0.87%)
 Covance /1/                                              471                 8,643
 Quest Diagnostics /1/                                    764                49,950
                                                                             58,593
MEDICAL LASER SYSTEMS (0.08%)
 Visx /1/                                                 459                 5,393
MEDICAL PRODUCTS (0.17%)
 Henry Schein /1/                                         351                11,846
MEDICAL STERILIZATION PRODUCT (0.18%)
 Steris /1/                                               557                12,477
MEDICAL-BIOMEDICAL/GENE (3.46%)
 Genzyme /1/                                            1,574                84,917
 Idec Pharmaceuticals /1/                               1,213                72,731
 Incyte Genomics /1/                                      534                 7,957
 Millennium Pharmaceuticals /1/                         1,769                45,039
 Protein Design Labs /1/                                  710                23,437
                                                                            234,081
MEDICAL-DRUGS (1.52%)
 ICN Pharmaceuticals                                      657                15,906
 IVAX                                                   1,623                33,353
 Perrigo /1/                                              597                 8,830
 Sepracor /1/                                             632                29,982
 Vertex Pharmaceuticals /1/                               603                14,773
                                                                            102,844
MEDICAL-GENERIC DRUGS (0.86%)
 Barr Laboratories /1/                                    287                20,894
 Mylan Laboratories                                     1,015                37,423
                                                                             58,317
MEDICAL-HMO (0.94%)
 Health Net /1/                                           999                21,928
 Oxford Health Plans /1/                                  801                18,872
 Pacificare Health Systems /1/                            273                 4,521
 Trigon Healthcare /1/                                    295                18,110
                                                                             63,431
MEDICAL-HOSPITALS (0.95%)
 Health Management Associates /1/                       1,992                38,824
 LifePoint Hospitals /1/                                  312                 9,728
 Triad Hospitals /1/                                      573                15,414
                                                                             63,966
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.48%)
                                                                         $
 Apria Healthcare Group /1/                               437                10,051
 Lincare Holdings /1/                                     872                22,410
                                                                             32,461
METAL PROCESSORS & FABRICATION (0.21%)
 Kaydon                                                   243                 4,593
 Precision Castparts                                      416                 9,460
                                                                             14,053
MISCELLANEOUS INVESTING (0.36%)
 Hospitality Properties Trust                             461                11,437
 New Plan Excel Realty Trust                              714                12,695
                                                                             24,132
MOTION PICTURES & SERVICES (0.15%)
 Macrovision /1/                                          407                10,016
MULTI-LINE INSURANCE (1.19%)
 Allmerica Financial                                      428                16,692
 American Financial Group                                 551                12,194
 Horace Mann Educators                                    329                 6,234
 Old Republic International                               964                24,457
 Unitrin                                                  548                21,153
                                                                             80,730
MULTIMEDIA (0.34%)
 Belo                                                     890                15,219
 Media General                                            186                 7,738
                                                                             22,957
NETWORKING PRODUCTS (0.35%)
 3Com /1/                                               2,749                11,381
 Enterasys Networks                                     1,535                12,218
                                                                             23,599
OFFICE FURNISHINGS-ORIGINAL (0.36%)
 Herman Miller                                            617                13,049
 HON Industries                                           481                11,578
                                                                             24,627
OFFICE SUPPLIES & FORMS (0.08%)
 Wallace Computer Services                                333                 5,162
OIL & GAS DRILLING (1.01%)
 Ensco International                                    1,129                22,354
 Global Marine                                          1,434                23,088
 Helmerich & Payne                                        412                12,496
 Pride International                                      835                10,738
                                                                             68,676
OIL COMPANY-EXPLORATION & PRODUCTION (1.42%)
 Forest Oil                                               394                10,796
 Murphy Oil                                               367                29,176
 Noble Affiliates                                         459                16,969
 Ocean Energy                                           1,384                25,258
 Pioneer Natural Resources                                798                13,574
                                                                             95,773
OIL FIELD MACHINERY & EQUIPMENT (1.31%)
 Cooper Cameron /1/                                       440                17,160
 Grant Prideco /1/                                        887                 8,063
 National-Oilwell /1/                                     657                12,168
 Smith International                                      411                19,440
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL FIELD MACHINERY & EQUIPMENT (CONTINUED)
                                                                         $
 Weatherford International /1/                            924                31,628
                                                                             88,459
OIL REFINING & MARKETING (0.71%)
 Ultramar Diamond Shamrock                                580                29,029
 Valero Energy                                            497                18,687
                                                                             47,716
OIL-FIELD SERVICES (1.11%)
 BJ Services /1/                                        1,338                34,239
 Hanover Compressor /1/                                   512                14,121
 Tidewater                                                491                14,838
 Varco International /1/                                  777                11,655
                                                                             74,853
PAPER & RELATED PRODUCTS (0.50%)
 Bowater                                                  410                18,335
 P.H. Glatfelter                                          345                 5,175
 Potlatch                                                 229                 5,737
 Wausau-Mosinee Paper                                     418                 4,326
                                                                             33,573
PHARMACY SERVICES (0.61%)
 Express Scripts /1/                                      636                26,038
 Omnicare                                                 756                15,029
                                                                             41,067
PIPELINES (0.82%)
 Equitable Resources                                      530                17,442
 National Fuel Gas                                        644                15,076
 Questar                                                  656                14,432
 Western Gas Resources                                    264                 8,506
                                                                             55,456
POULTRY (0.41%)
 Tyson Foods                                            2,819                27,598
POWER CONVERTER & SUPPLY EQUIPMENT (0.19%)
 Hubbell                                                  475                12,977
PRINTING-COMMERCIAL (0.29%)
 Banta                                                    200                 5,810
 Valassis Communications                                  434                13,541
                                                                             19,351
PROPERTY & CASUALTY INSURANCE (0.54%)
 Fidelity National Financial                              703                16,176
 Leucadia National                                        449                13,012
 Ohio Casualty                                            487                 7,427
                                                                             36,615
PUBLICLY TRADED INVESTMENT FUND (3.26%)
 S&P MidCap 400 Depository Receipts                     2,665               220,262
PUBLISHING-BOOKS (0.19%)
 Scholastic /1/                                           286                12,784
PUBLISHING-NEWSPAPERS (0.75%)
 Lee Enterprises                                          356                12,264
 Washington Post                                           76                38,798
                                                                             51,062
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-PERIODICALS (0.22%)
                                                                         $
 Readers Digest Association                               833                14,744
RACETRACKS (0.24%)
 International Speedway                                   432                16,036
RADIO (0.79%)
 Emmis Communications /1/                                 384                 5,203
 Entercom Communications /1/                              368                12,402
 Hispanic Broadcasting /1/                                885                14,832
 Westwood One                                             877                20,864
                                                                             53,301
REINSURANCE (0.37%)
 Everest Re Group                                         375                25,069
RENTAL AUTO & EQUIPMENT (0.15%)
 United Rentals /1/                                       569                10,384
RESORTS & THEME PARKS (0.13%)
 Six Flags                                                747                 8,815
RESPIRATORY PRODUCTS (0.18%)
 Edwards Lifesciences /1/                                 478                12,141
RETAIL-APPAREL & SHOE (0.97%)
 Abercrombie & Fitch /1/                                  805                15,150
 American Eagle Outfitters /1/                            566                15,508
 Claire's Stores                                          396                 4,788
 Payless Shoesource /1/                                   180                 9,513
 Ross Stores                                              654                20,470
                                                                             65,429
RETAIL-BOOKSTORE (0.44%)
 Barnes & Noble /1/                                       529                19,441
 Borders Group /1/                                        649                10,118
                                                                             29,559
RETAIL-COMPUTER EQUIPMENT (0.49%)
 CDW Computer Centers /1/                                 713                32,834
RETAIL-DISCOUNT (0.75%)
 BJ's Wholesale Club /1/                                  591                30,005
 Dollar Tree Stores /1/                                   911                20,470
                                                                             50,475
RETAIL-DRUG STORE (0.10%)
 Longs Drug Stores                                        307                 6,990
RETAIL-MAIL ORDER (0.29%)
 Lands' End                                               239                 7,658
 Williams-Sonoma /1/                                      459                11,888
                                                                             19,546
RETAIL-MAJOR DEPARTMENT STORE (0.12%)
 Saks /1/                                               1,153                 7,840
RETAIL-REGIONAL DEPARTMENT STORE (0.15%)
 Neiman-Marcus Group                                      388                10,340
RETAIL-RESTAURANTS (0.89%)
 Bob Evans Farms                                          283                 5,323
 Brinker International /1/                                811                20,600
 CBRL Group                                               449                11,274
 Outback Steakhouse /1/                                   618                17,829
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
                                                                         $
 Papa John's International /1/                            182                 5,071
                                                                             60,097
RUBBER-TIRES (0.06%)
 Bandag                                                   168                 4,402
SAVINGS & LOANS/THRIFTS (2.74%)
 Astoria Financial                                        398                20,732
 Dime Bancorp                                             933                31,610
 Dime Bancorp                                             610                   128
 Golden State Bancorp                                   1,097                27,820
 Greenpoint Financial                                     820                26,281
 Independence Community Bank                              482                11,722
 New York Community Bancorp                               860                21,560
 Roslyn Bancorp                                           748                13,576
 Sovereign Bancorp                                      2,006                19,860
 Webster Financial                                        400                12,140
                                                                            185,429
SCHOOLS (1.02%)
 Apollo Group /1/                                         947                38,495
 DeVry /1/                                                566                15,254
 Education Management /1/                                 248                 8,556
 Sylvan Learning Systems /1/                              307                 6,877
                                                                             69,182
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.76%)
 Atmel /1/                                              3,772                29,987
 Cirrus Logic /1/                                         642                 7,146
 Cypress Semiconductor /1/                              1,033                20,402
 Integrated Device Technology /1/                         868                24,174
 Micrel /1/                                               748                18,812
 Triquint Semiconductor /1/                             1,050                18,564
                                                                            119,085
SEMICONDUCTOR EQUIPMENT (0.47%)
 Credence Systems /1/                                     483                 6,569
 Lam Research /1/                                       1,005                19,054
 LTX /1/                                                  391                 6,436
                                                                             32,059
SHIPBUILDING (0.29%)
 Newport News Shipbuilding                                288                19,930
SOAP & CLEANING PRODUCTS (0.12%)
 Church & Dwight                                          315                 8,190
STEEL-PRODUCERS (0.18%)
 AK Steel Holding                                         876                 7,972
 Carpenter Technology                                     179                 3,893
                                                                             11,865
TELECOMMUNICATION EQUIPMENT (0.80%)
 Adtran /1/                                               321                 7,447
 Advanced Fibre Communication /1/                         659                12,277
 Commscope /1/                                            418                 8,172
 Harris                                                   534                18,306
 Plantronics /1/                                          394                 8,187
                                                                             54,389
TELECOMMUNICATIONS (0.07%)
 Newport                                                  295                 4,599
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (0.86%)
                                                                         $
 Broadwing                                              1,772                16,409
 Telephone & Data Systems                                 476                41,840
                                                                             58,249
TEXTILE-APPAREL (0.05%)
 Unifi                                                    437                 3,299
TEXTILE-HOME FURNISHINGS (0.27%)
 Mohawk Industries /1/                                    425                18,360
THERAPEUTICS (0.87%)
 COR Therapeutics /1/                                     451                10,161
 Gilead Sciences /1/                                      769                48,370
                                                                             58,531
TOBACCO (0.79%)
 RJ Reynolds Tobacco Holdings                             821                46,009
 Universal                                                222                 7,179
                                                                             53,188
TRANSACTIONAL SOFTWARE (0.04%)
 Transaction Systems Architects /1/                       297                 2,887
TRANSPORT-AIR FREIGHT (0.32%)
 Airborne                                                 391                 3,906
 Atlas Air Worldwide Holdings /1/                         311                 4,015
 CNF                                                      397                 8,770
 EGL /1/                                                  387                 4,679
                                                                             21,370
TRANSPORT-EQUIPMENT & LEASING (0.15%)
 Gatx                                                     394                10,421
TRANSPORT-MARINE (0.21%)
 Alexander & Baldwin                                      329                 7,327
 Overseas Shipholding Group                               278                 6,919
                                                                             14,246
TRANSPORT-SERVICES (0.55%)
 C.H. Robinson Worldwide                                  687                18,391
 Expeditors International Washington I                    423                19,120
                                                                             37,511
TRANSPORT-TRUCK (0.23%)
 JB Hunt Transport Services                               287                 3,944
 Swift Transportation /1/                                 680                11,553
                                                                             15,497
WATER (0.48%)
 American Water Works                                     806                32,724
WEB HOSTING & DESIGN (0.11%)
 Macromedia /1/                                           478                 7,151
WIRELESS EQUIPMENT (0.52%)
 Powerwave Technologies /1/                               520                 7,956
 RF Micro Devices /1/                                   1,326                27,103
                                                                             35,059
                                         TOTAL COMMON STOCKS              6,433,788

                                                   Principal
                                                     Amount                Value
------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.11%)
FINANCE-CONSUMER LOANS (4.11%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association               10,000,000
                                                   $                     $
  2.46%; 11/01/01                                     277,868               277,868
                                      TOTAL COMMERCIAL PAPER                277,868
                                                                         ----------

                        TOTAL PORTFOLIO INVESTMENTS (99.22%)              6,711,656
CASH AND RECEIVABLES, NET OF LIABILITIES (0.78%)                             52,755
                                  TOTAL NET ASSETS (100.00%)             $6,764,411
                                                                         ------------

1    Non-income producing security.

See accompanying notes.

                                      189



                            SCHEDULE OF INVESTMENTS
                               MIDCAP VALUE FUND

                                OCTOBER 31, 2001

                                                  Shares
                                                   Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (88.64%)
AEROSPACE & DEFENSE (0.64%)
                                                                    $
 Raytheon                                          1,600               51,600
AEROSPACE & DEFENSE EQUIPMENT (0.53%)
 B.F. Goodrich                                     2,000               42,700
AGRICULTURAL OPERATIONS (0.58%)
 Monsanto                                          1,500               46,950
APPAREL MANUFACTURERS (0.99%)
 Jones Apparel Group /1/                           2,900               80,040
APPLIANCES (0.66%)
 Whirlpool                                           900               53,118
APPLICATIONS SOFTWARE (0.70%)
 Intuit /1/                                        1,400               56,308
BEVERAGES-NON-ALCOHOLIC (0.98%)
 Pepsi Bottling Group                              1,700               79,016
BEVERAGES-WINE & SPIRITS (1.01%)
 Constellation Brands /1/                          2,000               82,080
BUILDING-RESIDENTIAL & COMMERCIAL (0.76%)
 Pulte                                             1,900               61,750
CABLE TV (1.06%)
 Mediacom Communications /1/                       3,770               50,593
 USA Networks /1/                                  1,900               35,036
                                                                       85,629
CASINO HOTELS (0.90%)
 Harrah's Entertainment /1/                        2,500               72,825
CHEMICALS-SPECIALTY (1.35%)
 Cabot                                             1,000               33,500
 Engelhard                                         2,900               75,922
                                                                      109,422
COMMERCIAL BANKS (3.32%)
 Commerce Bancshares                               1,000               36,270
 M&T Bank                                          1,000               65,500
 Marshall & Ilsley                                 1,700               99,688
 Zions Bancorp.                                    1,400               67,088
                                                                      268,546
COMMERCIAL SERVICE-FINANCE (2.26%)
 Deluxe                                            2,300               80,500
 H&R Block                                         3,000              102,240
                                                                      182,740
COMPUTER SERVICES (2.79%)
 DST Systems /1/                                   2,805              114,865
 Sungard Data Systems /1/                          4,400              110,880
                                                                      225,745
COMPUTERS-INTEGRATED SYSTEMS (1.39%)
 Diebold                                           3,100              112,530
CONTAINERS-PAPER & PLASTIC (1.39%)
 Bemis                                             2,600              112,502
COSMETICS & TOILETRIES (3.19%)
 Alberto-Culver                                    3,300              139,425
                                                  Shares
                                                   Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                                    $
 Estee Lauder                                      3,677              118,583
                                                                      258,008
DENTAL SUPPLIES & EQUIPMENT (1.06%)
 Dentsply International                            1,900               85,481
DISTRIBUTION/WHOLESALE (2.24%)
 Tech Data /1/                                     1,800               76,842
 W.W. Grainger                                     2,400              103,920
                                                                      180,762
DIVERSIFIED MANUFACTURING OPERATIONS (4.44%)
 Danaher                                           2,910              162,203
 ITT Industries                                    1,600               76,944
 SPX                                               1,200              119,520
                                                                      358,667
ELECTRIC-INTEGRATED (6.37%)
 Allegheny Energy                                  2,300               84,065
 DTE Energy                                        1,540               64,203
 Entergy                                           2,100               81,585
 Exelon                                            1,400               58,898
 Pinnacle West Capital                             1,900               80,085
 PPL                                               2,300               78,545
 XCEL Energy                                       2,400               67,872
                                                                      515,253
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.81%)
 Jacobs Engineering Group                          1,000               65,540
FINANCE-CREDIT CARD (0.66%)
 Capital One Financial                             1,300               53,703
FINANCE-INVESTMENT BANKER & BROKER (1.24%)
 Instinet Group /1/                                1,980               19,008
 Lehman Brothers Holdings                          1,300               81,198
                                                                      100,206
FINANCIAL GUARANTEE INSURANCE (3.05%)
 AMBAC Financial Group                             1,800               86,400
 MGIC Investment                                   1,600               82,784
 PMI Group                                         1,400               77,630
                                                                      246,814
FOOD (0.78%)
 Archer-Daniels-Midland                            4,510               62,824
FOOD-MEAT PRODUCTS (1.30%)
 Smithfield Foods /1/                              5,000              105,250
HOTELS & MOTELS (0.46%)
 Marriott International                            1,200               37,596
INDEPENDENT POWER PRODUCER (2.23%)
 Mirant /1/                                        1,100               28,600
 Utilicorp United                                  5,119              151,676
                                                                      180,276
INDUSTRIAL AUTOMATION & ROBOTS (0.68%)
 Rockwell International                            4,000               55,120
INDUSTRIAL GASES (0.50%)
 Air Products & Chemicals                          1,000               40,040
                                                  Shares
                                                   Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSTRUMENTS-CONTROLS (0.98%)
                                                                    $
 Johnson Controls                                  1,100               79,552
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.92%)
 Franklin Resources                                1,800               57,780
 Neuberger Berman                                    465               16,219
                                                                       73,999
LIFE & HEALTH INSURANCE (4.24%)
 Lincoln National                                  3,000              127,050
 Nationwide Financial Services                     2,740               93,215
 Protective Life                                   3,400               93,670
 UnumProvident                                     1,300               29,159
                                                                      343,094
MEDICAL INSTRUMENTS (1.47%)
 Beckman Coulter                                   2,800              118,916
MEDICAL-GENERIC DRUGS (0.55%)
 Mylan Laboratories                                1,200               44,244
MEDICAL-HMO (1.89%)
 Anthem /1/                                          720               30,154
 Wellpoint Health Networks /1/                     1,100              122,749
                                                                      152,903
METAL PROCESSORS & FABRICATION (1.01%)
 Precision Castparts                               3,600               81,864
MISCELLANEOUS INVESTING (0.99%)
 Host Marriott                                     7,000               47,250
 iStar Financial                                   1,400               32,620
                                                                       79,870
OIL & GAS DRILLING (0.63%)
 Ensco International                               1,200               23,760
 Noble Drilling /1/                                  900               27,495
                                                                       51,255
OIL COMPANY-EXPLORATION & PRODUCTION (1.42%)
 Devon Energy                                        770               29,491
 Kerr-McGee                                          238               13,709
 Murphy Oil                                          900               71,550
                                                                      114,750
OIL COMPANY-INTEGRATED (2.81%)
 Occidental Petroleum                              4,500              113,940
 USX-Marathon Group                                4,100              113,119
                                                                      227,059
OIL FIELD MACHINERY & EQUIPMENT (0.39%)
 National-Oilwell /1/                              1,700               31,484
PAPER & RELATED PRODUCTS (2.29%)
 Weyerhaeuser                                        800               39,928
 Willamette Industries                             3,100              145,235
                                                                      185,163
PHYSICAL THERAPY & REHABILITATION CENTERS (0.93%)
 Healthsouth /1/                                   5,800               75,516
PIPELINES (1.46%)
 Dynegy                                            3,300              118,470
                                                  Shares
                                                   Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (1.08%)
                                                                    $
 Fidelity National Financial                       3,790               87,208
REGIONAL BANKS (0.95%)
 Union Planters                                    1,900               76,950
RETAIL-APPAREL & SHOE (0.56%)
 Talbots                                           1,600               45,600
RETAIL-OFFICE SUPPLIES (0.67%)
 Office Depot /1/                                  4,000               54,400
RETAIL-REGIONAL DEPARTMENT STORE (1.62%)
 Federated Department Stores /1/                   4,100              131,159
RETAIL-RESTAURANTS (1.61%)
 Darden Restaurants                                1,600               51,232
 Wendy's International                             3,000               78,900
                                                                      130,132
SAVINGS & LOANS/THRIFTS (4.30%)
 Astoria Financial                                 1,000               52,090
 Charter One Financial                             7,305              199,061
 Golden State Bancorp                              3,800               96,368
                                                                      347,519
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.48%)
 Cirrus Logic /1/                                  3,500               38,955
TELECOMMUNICATION EQUIPMENT (0.76%)
 Harris                                            1,800               61,704
TELEPHONE-INTEGRATED (1.49%)
 Broadwing                                         4,100               37,966
 CenturyTel                                        2,600               82,160
                                                                      120,126
TEXTILE-HOME FURNISHINGS (0.59%)
 Mohawk Industries /1/                             1,100               47,520
TOOLS-HAND HELD (0.71%)
 Stanley Works                                     1,500               57,480
TOYS (1.01%)
 Mattel                                            4,300               81,399
TRANSPORT-RAIL (0.51%)
 Union Pacific                                       800               41,608
                                    TOTAL COMMON STOCKS             7,168,940

                                                          Principal
                                                            Amount                Value
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (10.79%)
FINANCE-CONSUMER LOANS (10.79%)
 Investment in Joint Trading Account; Student Loan
  Marketing Association
  2.46%; 11/01/01                                           $872,281              $872,281
                                                                                ----------
                                             TOTAL COMMERCIAL PAPER                872,281
                                                                                ----------

                               TOTAL PORTFOLIO INVESTMENTS (99.43%)              8,041,221
CASH AND RECEIVABLES, NET OF LIABILITIES (0.57%)                                    46,313
                                         TOTAL NET ASSETS (100.00%)             $8,087,534
                                                                                ------------





/1 /Non-income producing security.
See accompanying notes.

                                      192



                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND

                                OCTOBER 31, 2001

                                            Principal

                                            Amount                                     Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (84.65%)
AEROSPACE & DEFENSE EQUIPMENT (4.44%)
 United Technologies                                          10,000,000
                                                              $                     $
  2.30%; 12/13/01                                                330,000                329,115
  2.90%; 11/21/01                                                250,000                249,597
                                                                                        578,712
ASSET BACKED SECURITIES (13.59%)
 CXC                                                          10,000,000
  2.25%; 02/07/02                                                500,000                496,937
 Peacock Funding                                              10,000,000
  2.48%; 12/19/01                                                280,000                279,074
  3.06%; 12/12/01                                                250,000                249,129
 Quincy Capital                                               10,000,000
  2.47%; 11/19/01                                                375,000                374,537
 Windmill Funding                                             10,000,000
  2.45%; 11/09/01                                                370,000                369,799
                                                                                      1,769,476
COMMERCIAL BANKS (0.77%)
 John Deere Bank                                              10,000,000
  3.40%; 11/01/01                                                100,000                100,000
DIVERSIFIED FINANCIAL SERVICES (7.34%)
 General Electric Capital                                     10,000,000
  2.37%; 11/14/01                                                145,000                144,876
 Verizon Network Funding                                      10,000,000
  2.47%; 12/07/01                                                250,000                249,383
  2.47%; 01/30/02                                                250,000                248,456
 Wells Fargo Financial                                        10,000,000
  2.50%; 11/27/01                                                215,000                214,612
  3.55%; 01/28/02                                                100,000                 99,132
                                                                                        956,459
DIVERSIFIED OPERATIONS (2.30%)
 Rio Tinto Finance                                            10,000,000
  3.38%; 11/30/01                                                300,000                299,183
ELECTRIC-INTEGRATED (2.15%)
 Alliant Energy                                               10,000,000
  3.43%; 11/13/01                                                280,000                279,769
FINANCE-COMMERCIAL (1.14%)
 CIT Group Holdings                                           10,000,000
  3.37%; 01/11/02                                                150,000                149,003
FINANCE-CONSUMER LOANS (5.34%)
 Household Finance                                            10,000,000
  3.37%; 02/13/02                                                100,000                 99,026
  3.38%; 11/23/01                                                150,000                149,690
 John Deere Credit                                            10,000,000
  2.49%; 02/21/02                                                200,000                198,451
  3.24%; 12/21/01                                                250,000                248,875
                                                                                        696,042
FINANCE-CREDIT CARD (2.15%)
 American Express Credit                                      10,000,000
  2.38%; 11/29/01                                                280,000                279,482
FINANCE-INVESTMENT BANKER & BROKER (4.98%)
 Bear Stearns                                                 10,000,000
  2.32%; 01/24/02                                                250,000                248,646
                                            Principal

                                            Amount                                     Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Salomon Smith Barney                                         10,000,000
                                                              $                     $
  2.40%; 11/08/01                                                200,000                199,907
  2.49%; 11/01/01                                                200,000                200,000
                                                                                        648,553
FINANCE-MORTGAGE LOAN/BANKER (1.54%)
 Countrywide Home Loan                                        10,000,000
  2.53%; 11/02/01                                                200,000                199,986
FINANCE-OTHER SERVICES (12.39%)
 Caterpillar Financial Services                               10,000,000
  2.22%; 01/08/02                                                325,000                323,637
 Chevron U.K. Investment                                      10,000,000
  2.42%; 12/10/01                                                200,000                199,476
  3.33%; 12/06/01                                                250,000                249,191
 Commoloco                                                    10,000,000
  2.31%; 05/07/02                                                145,000                143,260
  3.56%; 11/14/01                                                100,000                 99,872
  3.58%; 02/22/02                                                100,000                 98,876
 Sheffield Receivables                                        10,000,000
  2.70%; 11/06/01                                                250,000                249,906
 Sinochem American                                            10,000,000
  2.33%; 12/03/01                                                250,000                249,482
                                                                                      1,613,700
INSURANCE BROKERS (4.83%)
 Marsh & McLennan                                             10,000,000
  2.50%; 11/05/01                                                350,000                349,903
 Marsh USA                                                    10,000,000
  2.37%; 12/04/01                                                280,000                279,391
                                                                                        629,294
LIFE & HEALTH INSURANCE (3.03%)
 American General                                             10,000,000
  2.33%; 11/20/01                                                245,000                244,699
  3.24%; 12/27/01                                                150,000                149,244
                                                                                        393,943
PIPELINES (2.38%)
 Equitable Resources                                          10,000,000
  2.40%; 11/26/01                                                310,000                309,483
REGIONAL BANKS (2.68%)
 Wells Fargo                                                  10,000,000
  3.41%; 11/16/01                                                350,000                349,503
TELECOMMUNICATION SERVICES (3.26%)
 Cingular Wireless                                            10,000,000
  2.52%; 11/15/01                                                425,000                424,584
TELEPHONE COMMUNICATION (3.83%)
 Telstra                                                      10,000,000
  3.41%; 12/20/01                                                250,000                248,840
  3.55%; 11/07/01                                                250,000                249,852
                                                                                        498,692
TELEPHONE-INTEGRATED (6.51%)
 BellSouth                                                    10,000,000
  3.44%; 11/06/01                                                250,000                249,881
 SBC Communications                                           10,000,000
  2.23%; 01/22/02                                                300,000                298,476
                                            Principal

                                            Amount                                     Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                              $                     $
  2.82%; 12/14/01                                                300,000                298,989
                                                                                        847,346
                                                 TOTAL COMMERCIAL PAPER              11,023,210

                                            Principal

                                            Amount                                     Value

------------------------------------------------------------------------------------------------------
BONDS (14.00%)
COATINGS & PAINT (1.16%)
 Sherwin-Williams                                             10,000,000
  6.50%; 02/01/02                                                150,000                150,804
COMMERCIAL BANKS (1.92%)
 Bank One                                                     10,000,000
  6.59%; 11/28/01                                                250,000                250,000
FINANCE-AUTO LOANS (1.16%)
 General Motors Acceptance                                    10,000,000
  9.63%; 12/15/01                                                150,000                150,640
FINANCE-CONSUMER LOANS (1.56%)
 American General Finance                                     10,000,000
  5.80%; 03/15/02                                                100,000                100,663
 Household Finance                                            10,000,000
  6.70%; 06/15/02                                                100,000                102,152
                                                                                        202,815
FINANCE-INVESTMENT BANKER & BROKER (5.03%)
 Lehman Brothers                                              10,000,000
  7.00%; 10/01/02                                                150,000                155,838
 Lehman Brothers Holdings                                     10,000,000
  6.20%; 01/15/02                                                150,000                150,481
 Merrill Lynch                                                10,000,000
  7.38%; 08/17/02                                                100,000                102,631
 Morgan Stanley Group                                         10,000,000
  8.10%; 06/24/02                                                140,000                144,663
 Salomon Smith Barney Holdings                                10,000,000
  7.50%; 05/01/02                                                100,000                101,698
                                                                                        655,311
FINANCE-LEASING COMPANY (0.90%)
 Pitney Bowes Credit                                          10,000,000
  6.63%; 06/01/02                                                115,000                116,891
MONEY CENTER BANKS (0.79%)
 Bank of America                                              10,000,000
  8.38%; 03/15/02                                                101,000                102,729
REGIONAL BANKS (0.78%)
 Wells Fargo                                                  10,000,000
  6.80%; 05/15/02                                                100,000                101,317
                                             Prinicpal Amount
                                                                                       Value
------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-DISCOUNT (0.70%)
 Wal-Mart Stores                                              10,000,000
  6.88%; 08/01/02                                                $90,000            $    91,671
                                                            TOTAL BONDS               1,822,178
                                                                                    -----------

                                   TOTAL PORTFOLIO INVESTMENTS (98.65%)              12,845,388
CASH AND RECEIVABLES, NET OF LIABILITIES (1.35%)                                        176,265
                                             TOTAL NET ASSETS (100.00%)             $13,021,653
                                                                                    -------------


See accompanying notes.

                                      194



                            SCHEDULE OF INVESTMENTS
                               PACIFIC BASIN FUND

                                OCTOBER 31, 2001

                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (97.45%)
AIRPORT DEVELOPMENT & MAINTENANCE (1.75%)
                                                                   $
 Beijing Capital International Airport           87,000                21,415
 Japan Airport Terminal                           5,000                40,889
                                                                       62,304
APPAREL MANUFACTURERS (2.24%)
 Onward Kashiyama                                 8,000                79,801
APPLICATIONS SOFTWARE (0.30%)
 Nihon Unisys                                     1,800                10,558
AUDIO & VIDEO PRODUCTS (3.51%)
 Sony                                             3,300               124,823
AUTO-CARS & LIGHT TRUCKS (5.87%)
 Honda Motor                                      1,000                35,864
 Nissan Motor                                    20,000                88,232
 Toyota Motor                                     3,500                84,923
                                                                      209,019
BROADCASTING SERVICES & PROGRAMMING (1.32%)
 SKY Perfect Communications /1/                      51                47,081
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.48%)
 Sumitomo Osaka Cement                           10,000                16,911
BUILDING-RESIDENTIAL & COMMERCIAL (1.58%)
 Sekisui House                                    7,000                56,387
CELLULAR TELECOMMUNICATIONS (3.06%)
 Advanced Info Service Public                    10,000                 9,282
 China Mobile                                     6,000                18,193
 NTT DoCoMo                                           6                81,369
                                                                      108,844
CHEMICALS-DIVERSIFIED (2.70%)
 Asahi Kasei                                     20,000                65,847
 Tokuyama                                        10,000                30,391
                                                                       96,238
COMMERCIAL BANKS (2.00%)
 H&CB                                             2,325                30,179
 Hang Seng Bank                                   2,000                20,064
 Suruga Bank                                      3,000                20,833
                                                                       71,076
COMPUTERS-INTEGRATED SYSTEMS (4.41%)
 Fujitsu                                         11,000                81,418
 Meitec                                           2,900                75,814
                                                                      157,232
CONTAINERS-PAPER & PLASTIC (0.64%)
 Amcor                                            6,849                22,775
COSMETICS & TOILETRIES (2.79%)
 Kao                                              2,000                47,384
 Kose                                             1,600                52,024
                                                                       99,408
DISTRIBUTION/WHOLESALE (1.20%)
 Canon Sales                                      6,000                42,841
DIVERSIFIED MINERALS (1.64%)
 BHP Billiton                                     7,977                35,945
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MINERALS (CONTINUED)
                                                                   $
 WMC                                              4,752                22,372
                                                                       58,317
DIVERSIFIED OPERATIONS (2.28%)
 First Pacific                                   79,000                 8,305
 Hutchison Whampoa                                9,000                72,981
                                                                       81,286
ELECTRIC COMPONENT-MISCELLANEOUS (2.29%)
 NEC                                              9,000                81,614
ELECTRIC-GENERATION (0.18%)
 Energy Developments                              1,519                 6,324
ELECTRIC-INTEGRATED (0.53%)
 Hongkong Electric Holdings                       5,000                18,974
ELECTRONIC COMPONENTS-MISCELLANEOUS (4.25%)
 Anritsu                                          3,000                23,970
 Hosiden                                          2,000                32,678
 Murata Manufacturing                               600                37,645
 Omron                                            2,000                25,489
 Samsung Electronics                                300                22,605
 Yaskawa Electric                                 3,000                 8,995
                                                                      151,382
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.74%)
 New Japan Radio                                  5,000                19,484
 Rohm                                               400                42,580
                                                                       62,064
ELECTRONIC CONNECTORS (0.76%)
 Hon Hai Precision Industry /1/                   3,462                27,177
FINANCE-INVESTMENT BANKER & BROKER (3.58%)
 Nikko Securities                                 9,000                48,601
 Nomura Securities                                6,000                78,918
                                                                      127,519
FINANCE-LEASING COMPANY (3.19%)
 Orix                                             1,300               113,745
FINANCE-OTHER SERVICES (0.53%)
 Hong Kong Exchanges & Clearing                  14,000                18,756
FOOD-DAIRY PRODUCTS (1.64%)
 Yakult Honsha                                    6,000                58,527
IMPORT & EXPORT (2.46%)
 Sumitomo                                        15,000                87,742
INSTRUMENTS-SCIENTIFIC (0.31%)
 Moritex                                          1,000                11,102
MACHINERY-ELECTRICAL (1.45%)
 SMC                                                600                51,714
MACHINERY-GENERAL INDUSTRY (0.26%)
 Nippon Thompson                                  2,000                 9,134
MACHINERY-PRINT TRADE (0.98%)
 Komori                                           3,000                34,778
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL LABORATORY & TESTING SERVICE (0.15%)
                                                                   $
 Gribbles/1/                                     11,250                 5,495
MEDICAL-DRUGS (2.72%)
 Takeda Chemical Industries                       2,000                96,891
MONEY CENTER BANKS (7.53%)
 Mitsubishi Tokyo Financial Group                     3                22,303
 Mizuho Holdings                                     26                78,592
 Oversea-Chinese Banking                          4,000                23,022
 Sumitomo Mitsui Banking                         17,000               105,135
 United Overseas Bank                             7,000                39,138
                                                                      268,190
MULTIMEDIA (2.35%)
 Tokyo Broadcasting System                        5,000                83,738
PRINTING-COMMERCIAL (0.77%)
 Toppan Forms                                     1,400                27,450
PROPERTY & CASUALTY INSURANCE (0.83%)
 NRMA Insurance Group /1/                        18,367                29,380
PUBLISHING-NEWSPAPERS (0.64%)
 John Fairfax Holdings                           13,235                22,707
REAL ESTATE OPERATOR & DEVELOPER (2.43%)
 Cheung Kong                                      3,000                25,385
 Kerry Properties                                25,169                19,683
 Sun Hung Kai Properties                          3,000                18,385
 Westfield Holdings                               2,715                23,253
                                                                       86,706
RESPIRATORY PRODUCTS (1.09%)
 Resmed /1/                                       6,560                38,732
RETAIL-APPAREL & SHOE (0.62%)
 Giordano International                          52,000                22,167
RETAIL-CONSUMER ELECTRONICS (2.39%)
 Yamada Denki                                     1,300                84,964
RETAIL-DISCOUNT (0.40%)
 Harvey Norman Holdings                           8,451                14,158
RETAIL-MISC/DIVERSIFIED (2.41%)
 Aeon                                             4,000                85,781
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.59%)
 Taiwan Semiconductor Manufacturing /1/          32,000                56,539
SHIP BUILDING (0.55%)
 Sembcorp Marine                                 41,000                19,665
TELECOMMUNICATION SERVICES (0.77%)
 Singapore Telecommunications                    10,136                 9,564
 Telstra                                          7,100                17,806
                                                                       27,370
TELEPHONE-INTEGRATED (3.24%)
 Nippon Telegraph & Telephone                        28               115,289
TRANSPORT-RAIL (2.78%)
 East Japan Railway                                  17                99,024
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WATER TREATMENT SYSTEMS (1.56%)
                                                                   $
 Kurita Water Industries                          5,000                55,717
WIRE & CABLE PRODUCTS (0.71%)
 Sumitomo Electric Industries                     3,000                25,440
                                   TOTAL COMMON STOCKS              3,470,856
                                                                   ----------

                  TOTAL PORTFOLIO INVESTMENTS (97.45%)              3,470,856
CASH AND RECEIVABLES, NET OF LIABILITIES (2.55%)                       90,882
                            TOTAL NET ASSETS (100.00%)             $3,561,738
                                                                   ------------

1    Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
 Australia                 $  200,213              5.77%
 China                         21,415              0.62
 Hong Kong                    242,893              7.00
 Japan                      2,730,431             78.67
 Korea                         52,784              1.52
 Singapore                     91,390              2.63
 Taiwan                        83,716              2.41
 Thailand                       9,282              0.27
 United States                 38,732              1.11
                           ------------          ---------
                     Total $3,470,856             100.00%
                           ------------          ---------
                           ------------          ---------

See accompanying notes.



                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP BLEND FUND

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (85.36%)
AEROSPACE & DEFENSE EQUIPMENT (0.97%)
                                                                         $
 General Dynamics                                       2,300                187,680
APPLICATIONS SOFTWARE (2.52%)
 Intuit /1/                                             5,700                229,254
 Microsoft /1/                                          4,400                255,860
                                                                             485,114
ATHLETIC FOOTWEAR (1.38%)
 Nike                                                   5,400                266,544
BEVERAGES-NON-ALCOHOLIC (2.85%)
 Coca-Cola                                              4,400                210,672
 Pepsico                                                6,950                338,534
                                                                             549,206
BREWERY (0.97%)
 Anheuser-Busch                                         4,500                187,470
COMMERCIAL SERVICE-FINANCE (0.96%)
 H&R Block                                              5,400                184,032
COMPUTER SERVICES (0.75%)
 Sungard Data Systems /1/                               5,700                143,640
COMPUTERS (2.50%)
 Compaq Computer                                       10,200                 89,250
 Dell Computer /1/                                      6,900                165,462
 International Business Machines                        2,100                226,947
                                                                             481,659
COMPUTERS-MEMORY DEVICES (0.20%)
 EMC                                                    3,100                 38,192
COMPUTERS-PERIPHERAL EQUIPMENT (0.98%)
 Lexmark International /1/                              4,200                187,950
COSMETICS & TOILETRIES (1.84%)
 Avon Products                                          4,100                192,003
 Procter & Gamble                                       2,200                162,316
                                                                             354,319
DATA PROCESSING & MANAGEMENT (0.87%)
 Fiserv /1/                                             4,500                167,355
DIVERSIFIED FINANCIAL SERVICES (1.77%)
 Citigroup                                              7,500                341,400
DIVERSIFIED MANUFACTURING OPERATIONS (2.18%)
 Danaher                                                2,800                156,072
 General Electric                                       4,900                178,409
 Textron                                                2,700                 85,455
                                                                             419,936
ELECTRIC-INTEGRATED (2.37%)
 FPL Group                                              3,200                169,920
 Progress Energy                                        3,800                160,246
 Scana                                                  4,900                126,175
                                                                             456,341
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.63%)
 Micron Technology                                      5,300                120,628
ENTERPRISE SOFTWARE/SERVICE (0.63%)
 Oracle /1/                                             9,000                122,040
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FIDUCIARY BANKS (0.79%)
                                                                         $
 Bank of New York                                       4,500                153,045
FINANCE-INVESTMENT BANKER & BROKER (2.05%)
 Lehman Brothers Holdings                               3,100                193,626
 Morgan Stanley Dean Witter                             4,100                200,572
                                                                             394,198
FINANCE-MORTGAGE LOAN/BANKER (1.18%)
 Federal National Mortgage Association                  2,800                226,688
FOOD-MISCELLANEOUS/DIVERSIFIED (1.28%)
 Ralston Purina Group                                   7,500                245,925
FOOD-RETAIL (1.10%)
 Kroger                                                 8,700                212,802
INDEPENDENT POWER PRODUCER (1.21%)
 Calpine /1/                                            4,100                101,475
 Reliant Resources /1/                                  8,400                131,460
                                                                             232,935
INSTRUMENTS-CONTROLS (0.98%)
 Johnson Controls                                       2,600                188,032
INSURANCE BROKERS (1.15%)
 Marsh & McLennan                                       2,300                222,525
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.21%)
 Alliance Capital Management Holding                    4,900                233,485
MACHINERY-CONSTRUCTION & MINING (0.84%)
 Caterpillar                                            3,600                160,992
MEDICAL INSTRUMENTS (1.44%)
 St. Jude Medical                                       3,900                276,900
MEDICAL PRODUCTS (2.80%)
 Baxter International                                   8,100                391,797
 Zimmer Holdings /1/                                    4,780                147,750
                                                                             539,547
MEDICAL-BIOMEDICAL/GENE (0.94%)
 Amgen /1/                                              3,200                181,824
MEDICAL-DRUGS (7.40%)
 Abbott Laboratories                                    4,200                222,516
 Allergan                                               2,600                186,654
 American Home Products                                 3,800                212,154
 Bristol-Myers Squibb                                   3,300                176,385
 Merck                                                  2,600                165,906
 Schering-Plough                                        5,100                189,618
 Teva Pharmaceutical Industries                         4,400                271,920
                                                                           1,425,153
MEDICAL-HMO (1.77%)
 Anthem /1/                                             3,900                163,332
 Wellpoint Health Networks /1/                          1,600                178,544
                                                                             341,876
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.04%)
 Cardinal Health                                        3,000                201,330
METAL-ALUMINUM (0.82%)
 Alcoa                                                  4,900                158,123
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (1.52%)
                                                                         $
 Equity Office Properties Trust                         5,100                145,350
 Simon Property Group                                   5,400                148,500
                                                                             293,850
MONEY CENTER BANKS (2.06%)
 Bank of America                                        3,600                212,364
 JP Morgan Chase                                        5,200                183,872
                                                                             396,236
MULTI-LINE INSURANCE (1.15%)
 MetLife Capital Trust I                                2,600                221,884
MULTIMEDIA (2.66%)
 AOL Time Warner /1/                                    6,000                187,260
 Gannett                                                2,600                164,320
 Viacom /1/                                             4,400                160,644
                                                                             512,224
NETWORKING PRODUCTS (0.47%)
 Cisco Systems /1/                                      5,300                 89,676
NON-HAZARDOUS WASTE DISPOSAL (1.25%)
 Waste Management                                       9,800                240,100
OIL & GAS DRILLING (0.22%)
 Diamond Offshore Drilling                                700                 19,320
 Global Marine                                          1,400                 22,540
                                                                              41,860
OIL COMPANY-EXPLORATION & PRODUCTION (0.44%)
 Anadarko Petroleum                                     1,500                 85,575
OIL COMPANY-INTEGRATED (3.73%)
 ChevronTexaco                                          3,100                274,505
 Exxon Mobil                                            8,100                319,545
 Phillips Petroleum                                     2,300                125,143
                                                                             719,193
OIL FIELD MACHINERY & EQUIPMENT (0.22%)
 Cooper Cameron /1/                                     1,100                 42,900
OIL-FIELD SERVICES (1.75%)
 Baker Hughes                                           2,700                 96,741
 Halliburton                                            3,300                 81,477
 Schlumberger                                           3,300                159,786
                                                                             338,004
PAPER & RELATED PRODUCTS (1.58%)
 International Paper                                    4,100                146,780
 Westvaco                                               6,400                157,120
                                                                             303,900
PHYSICAL THERAPY & REHABILITATION CENTERS (0.84%)
 Healthsouth /1/                                       12,400                161,448
PIPELINES (0.72%)
 Williams                                               4,800                138,576
PROPERTY & CASUALTY INSURANCE (1.49%)
 ACE                                                    3,800                286,406
REGIONAL BANKS (0.80%)
 Wells Fargo                                            3,900                154,050
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DISCOUNT (1.88%)
                                                                         $
 Target                                                 5,200                161,980
 Wal-Mart Stores                                        3,900                200,460
                                                                             362,440
RETAIL-DRUG STORE (0.74%)
 Walgreen                                               4,400                142,472
RETAIL-TOY STORE (0.84%)
 Toys R Us /1/                                          8,500                161,500
SEMICONDUCTOR EQUIPMENT (1.15%)
 Applied Materials /1/                                  3,700                126,207
 Teradyne /1/                                           4,100                 94,505
                                                                             220,712
TELECOMMUNICATION EQUIPMENT (0.68%)
 Scientific-Atlanta                                     6,300                131,481
TELECOMMUNICATION SERVICES (1.09%)
 Amdocs Automatic Common Exchange Securities
  Trust                                                 4,200                101,850
 WorldCom                                               9,100                107,835
                                                                             209,685
TELEPHONE-INTEGRATED (2.69%)
 BellSouth                                              4,600                170,200
 SBC Communications                                     4,900                186,739
 Sprint                                                 8,100                162,000
                                                                             518,939
TOBACCO (2.28%)
 Philip Morris                                          3,300                154,440
 RJ Reynolds Tobacco Holdings                           5,100                285,804
                                                                             440,244
WATER (0.74%)
 American Water Works                                   3,500                142,100
                                         TOTAL COMMON STOCKS              16,444,341

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
PREFERRED STOCKS (5.42%)
AEROSPACE & DEFENSE (1.22%)
 Raytheon                                               4,100                234,315
MEDICAL-DRUGS (1.21%)
 Pharmacia                                              5,900                233,050
SAVINGS & LOANS/THRIFTS (0.92%)
 Washington Mutual                                        500                 24,063
 Washington Mutual                                      3,200                154,000
                                                                             178,063
SPECIAL PURPOSE ENTITY (0.51%)
 Equity Securities Trust I                              2,800                 97,440
TRANSPORT-RAIL (1.05%)
 Union Pacific Capital Trust                            4,300                202,637
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.51%)
                                                                         $
 Motorola                                               2,000                 98,500
                                      TOTAL PREFERRED STOCKS               1,044,005

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
BONDS (5.18%)
ADVERTISING AGENCIES (0.85%)
 Omnicom Group                                     10,000,000
                                                   $                     $
  2.25%; 01/06/13                                     105,000                164,456
CABLE TV (0.53%)
 Charter Communications                            10,000,000
  5.75%; 10/15/05                                     110,000                102,025
DIVERSIFIED MANUFACTURING OPERATIONS (0.98%)
 Tyco International                                10,000,000
  0.00%; 11/17/20 /1/ /2/                              70,000                 53,113
  0.00%; 11/17/20 /1/                                 180,000                136,575
                                                                             189,688
RETAIL-BUILDING PRODUCTS (1.26%)
 Lowe's                                            10,000,000
  0.00%; 02/16/21 /1/ /2/                             300,000                213,375
  0.00%; 02/16/21 /1/                                  40,000                 28,450
                                                                             241,825
RETAIL-MAJOR DEPARTMENT STORE (1.07%)
 J.C. Penney /2/                                   10,000,000
  5.00%; 10/15/08                                     210,000                206,062
TELECOMMUNICATION EQUIPMENT (0.49%)
 Nortel Networks /2/                               10,000,000
  4.25%; 09/01/08                                     110,000                 94,463
                                                 TOTAL BONDS                 998,519
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (95.96%)              18,486,865
CASH AND RECEIVABLES, NET OF LIABILITIES (4.04%)                             778,503
                                  TOTAL NET ASSETS (100.00%)             $19,265,368
                                                                         -------------


/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $567,013 or 2.94% of net assets.
See accompanying notes.

                                      199




                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH  FUND I

                                OCTOBER 31, 2001

                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (96.27%)
AEROSPACE & DEFENSE (0.65%)
                                                                   $
 Raytheon                                         3,100                 99,975
AEROSPACE & DEFENSE EQUIPMENT (1.76%)
 General Dynamics                                 3,120                254,592
 United Technologies                                290                 15,628
                                                                       270,220
APPLICATIONS SOFTWARE (4.63%)
 Intuit /1/                                       2,145                 86,272
 Microsoft /1/                                   10,425                606,214
 Siebel Systems /1/                               1,085                 17,718
                                                                       710,204
BEVERAGES-NON-ALCOHOLIC (2.70%)
 Coca-Cola                                        1,410                 67,511
 Pepsico                                          7,127                347,156
                                                                       414,667
BREWERY (1.87%)
 Anheuser-Busch                                   6,880                286,621
BROADCASTING SERVICES & PROGRAMMING (1.22%)
 Liberty Media /1/                               15,965                186,631
CABLE TV (0.50%)
 Comcast                                          2,140                 76,698
CASINO SERVICES (0.39%)
 International Game Technology                    1,160                 59,218
CELLULAR TELECOMMUNICATIONS (0.84%)
 Sprint /1/                                       5,770                128,671
CIRCUIT BOARDS (0.31%)
 Jabil Circuit /1/                                2,260                 47,912
COMMERCIAL SERVICE-FINANCE (0.73%)
 Concord EFS /1/                                  4,065                111,259
COMPUTER SERVICES (0.23%)
 Affiliated Computer Services /1/                   400                 35,220
COMPUTERS (3.66%)
 Dell Computer /1/                                7,390                177,212
 International Business Machines                  3,080                332,856
 Sun Microsystems /1/                             5,130                 52,069
                                                                       562,137
COMPUTERS-INTEGRATED SYSTEMS (0.14%)
 Brocade Communications System /1/                  845                 20,745
COMPUTERS-MEMORY DEVICES (0.66%)
 EMC                                              5,065                 62,401
 Veritas Software /1/                             1,370                 38,880
                                                                       101,281
COSMETICS & TOILETRIES (1.44%)
 Colgate-Palmolive                                2,135                122,805
 Procter & Gamble                                 1,335                 98,496
                                                                       221,301
DATA PROCESSING & MANAGEMENT (0.41%)
 First Data                                         935                 63,178
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (3.00%)
                                                                   $
 Citigroup                                       10,125                460,890
DIVERSIFIED MANUFACTURING OPERATIONS (12.51%)
 General Electric                                22,040                802,476
 Tyco International                              22,710              1,115,970
                                                                     1,918,446
ELECTRONIC COMPONENTS-SEMICONDUCTOR (5.31%)
 Altera /1/                                       2,580                 52,116
 Intel                                           19,090                466,178
 Texas Instruments                                7,755                217,062
 Xilinx /1/                                       2,625                 79,853
                                                                       815,209
ENTERPRISE SOFTWARE/SERVICE (1.67%)
 Oracle /1/                                      14,220                192,823
 Peoplesoft /1/                                   2,120                 63,113
                                                                       255,936
FINANCE-CREDIT CARD (0.81%)
 Capital One Financial                            3,020                124,756
FINANCE-INVESTMENT BANKER & BROKER (0.76%)
 Goldman Sachs Group                              1,495                116,849
FINANCE-MORTGAGE LOAN/BANKER (4.16%)
 Federal Home Loan Mortgage                       9,420                638,864
FOOD-MISCELLANEOUS/DIVERSIFIED (1.64%)
 Kraft Foods /1/                                  7,445                251,269
FOOD-RETAIL (0.73%)
 Safeway /1/                                      2,680                111,622
INSTRUMENTS-SCIENTIFIC (0.12%)
 Applied Biosystems Group                           635                 18,529
INTERNET SECURITY (0.08%)
 VeriSign /1/                                       335                 12,968
MEDICAL INSTRUMENTS (0.93%)
 Medtronic                                        3,555                143,266
MEDICAL LABORATORY & TESTING SERVICE (1.51%)
 Laboratory Corp. of America Holdings /1/         2,680                231,016
MEDICAL PRODUCTS (1.63%)
 Johnson & Johnson                                4,320                250,171
MEDICAL-BIOMEDICAL/GENE (2.03%)
 Amgen /1/                                        2,840                161,369
 CuraGen /1/                                        635                 14,649
 Idec Pharmaceuticals /1/                         1,525                 91,439
 Invitrogen /1/                                     725                 44,472
                                                                       311,929
MEDICAL-DRUGS (12.37%)
 Abbott Laboratories                              1,820                 96,424
 American Home Products                           6,875                383,831
 Bristol-Myers Squibb                             5,355                286,225
 Eli Lilly                                        1,235                 94,477
 Merck                                            3,585                228,759
 Pfizer                                          18,380                770,122
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                   $
 Schering-Plough                                  1,020                 37,924
                                                                     1,897,762
MEDICAL-HMO (0.38%)
 Anthem /1/                                       1,400                 58,632
MEDICAL-HOSPITALS (0.97%)
 HCA - The Healthcare Company                     3,770                149,518
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.41%)
 Cardinal Health                                    935                 62,748
MULTI-LINE INSURANCE (2.05%)
 American International Group                     4,000                314,400
MULTIMEDIA (2.06%)
 AOL Time Warner /1/                             10,100                315,221
NETWORKING PRODUCTS (2.38%)
 Cisco Systems /1/                               21,575                365,049
OIL COMPANY-EXPLORATION & PRODUCTION (0.52%)
 Anadarko Petroleum                               1,385                 79,014
OIL-FIELD SERVICES (0.68%)
 Baker Hughes                                     2,915                104,444
PHARMACEUTICALS (0.80%)
 Pharmacia                                        3,015                122,168
PIPELINES (0.86%)
 Dynegy                                           3,675                131,932
REGIONAL BANKS (1.00%)
 Fifth Third Bancorp                              2,710                152,898
RETAIL-APPAREL & SHOE (0.18%)
 Limited                                          2,500                 27,875
RETAIL-BUILDING PRODUCTS (2.17%)
 Home Depot                                       8,695                332,410
RETAIL-DISCOUNT (3.42%)
 BJ's Wholesale Club /1/                          1,570                 79,709
 Costco Wholesale                                 2,335                 88,333
 Dollar Tree Stores /1/                           2,070                 46,513
 Wal-Mart Stores                                  6,020                309,428
                                                                       523,983
RETAIL-DRUG STORE (0.20%)
 Walgreen                                           950                 30,761
RETAIL-JEWELRY (0.25%)
 Tiffany                                          1,645                 38,477
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.38%)
 Analog Devices /1/                               1,515                 57,570
SEMICONDUCTOR EQUIPMENT (0.37%)
 Applied Materials /1/                            1,660                 56,623
TELECOMMUNICATION EQUIPMENT (0.85%)
 Qualcomm /1/                                     2,665                130,718
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (2.64%)
                                                                   $
 Qwest Communications International /1/           3,105                 40,210
 SBC Communications                               4,845                184,643
 Verizon Communications                           2,395                119,295
 WorldCom /1/                                     4,485                 60,323
                                                                       404,471
THERAPEUTICS (0.71%)
 Gilead Sciences /1/                              1,265                 79,569
 Tularik /1/                                      1,245                 28,635
                                                                       108,204
TOBACCO (0.98%)
 Philip Morris                                    3,205                149,994
WIRELESS EQUIPMENT (0.61%)
 American Tower                                   1,625                 17,907
 Motorola                                         4,615                 75,548
                                                                        93,455
                                   TOTAL COMMON STOCKS              14,765,985
                                                                   -----------

                  TOTAL PORTFOLIO INVESTMENTS (96.27%)              14,765,985
CASH AND RECEIVABLES, NET OF LIABILITIES (3.73%)                       572,471
                            TOTAL NET ASSETS (100.00%)             $15,338,456
                                                                   -------------

1    Non-income producing security.

See accompanying notes.

                                      201



                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH FUND II

                                OCTOBER 31, 2001

                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (96.85%)
APPLICATIONS SOFTWARE (3.48%)
                                                                   $
 Microsoft /1/                                    4,100               238,415
AUTO-CARS & LIGHT TRUCKS (0.24%)
 General Motors                                     400                16,528
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.31%)
 Paccar                                             400                21,128
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.10%)
 Delphi Automotive Systems                          300                 3,483
 TRW                                                100                 3,379
                                                                        6,862
BEVERAGES-NON-ALCOHOLIC (3.84%)
 Pepsico                                          5,400               263,034
BREWERY (2.21%)
 Anheuser-Busch                                   2,000                83,320
 Heineken                                         1,850                68,066
                                                                      151,386
BROADCASTING SERVICES & PROGRAMMING (0.33%)
 Clear Channel Communications /1/                   600                22,872
CIRCUIT BOARDS (0.56%)
 Jabil Circuit /1/                                1,800                38,160
COMMERCIAL BANKS (0.34%)
 Synovus Financial                                1,000                23,020
COMPUTERS (3.78%)
 Apple Computer                                     700                12,292
 Dell Computer /1/                                3,200                76,736
 Gateway /1/                                      2,500                14,125
 International Business Machines                  1,100               118,877
 Sun Microsystems /1/                             3,600                36,540
                                                                      258,570
COMPUTERS-MEMORY DEVICES (1.28%)
 EMC                                              4,800                59,136
 Veritas Software /1/                             1,000                28,380
                                                                       87,516
COSMETICS & TOILETRIES (2.22%)
 Gillette                                         3,000                93,270
 Procter & Gamble                                   800                59,024
                                                                      152,294
DIVERSIFIED FINANCIAL SERVICES (2.33%)
 Citigroup                                        3,500               159,320
DIVERSIFIED MANUFACTURING OPERATIONS (3.69%)
 Eaton                                              300                19,632
 General Electric                                 4,400               160,204
 Minnesota Mining & Manufacturing                   700                73,066
                                                                      252,902
ELECTRIC-INTEGRATED (0.84%)
 American Electric Power                            300                12,570
 Dominion Resources                                 200                12,224
 Duke Energy                                        500                19,205
 TXU                                                300                13,752
                                                                       57,751
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (5.88%)
                                                                   $
 Applied Micro Circuits /1/                         500                 5,515
 Conexant Systems /1/                             1,800                18,270
 Intel                                           10,600               258,852
 Texas Instruments                                4,300               120,357
                                                                      402,994
ENGINES-INTERNAL COMBUSTION (0.27%)
 Cummins Engine                                     600                18,786
ENTERPRISE SOFTWARE/SERVICE (1.13%)
 Oracle /1/                                       5,700                77,292
FIDUCIARY BANKS (0.66%)
 State Street                                     1,000                45,540
FINANCE-CONSUMER LOANS (0.60%)
 USA Education                                      500                40,780
FINANCE-CREDIT CARD (0.93%)
 MBNA                                             2,300                63,503
FINANCE-INVESTMENT BANKER & BROKER (1.32%)
 AG Edwards                                         600                23,724
 Bear Stearns                                       600                32,400
 Morgan Stanley Dean Witter                         700                34,244
                                                                       90,368
FINANCE-MORTGAGE LOAN/BANKER (0.99%)
 Federal Home Loan Mortgage                         400                27,128
 Federal National Mortgage Association              500                40,480
                                                                       67,608
FOOD-CONFECTIONERY (0.88%)
 Wm. Wrigley Jr.                                  1,200                60,060
FOOD-MISCELLANEOUS/DIVERSIFIED (2.87%)
 Kraft Foods /1/                                    900                30,375
 Nestle                                           3,200               166,087
                                                                      196,462
FOOD-WHOLESALE/DISTRIBUTION (0.32%)
 Sysco                                              900                21,699
INTERNET BROKERS (0.30%)
 Charles Schwab                                   1,600                20,608
MACHINERY-CONSTRUCTION & MINING (0.20%)
 Caterpillar                                        300                13,416
MEDICAL INSTRUMENTS (1.59%)
 Biomet                                             700                21,350
 Guidant                                            400                16,604
 Medtronic                                        1,400                56,420
 St. Jude Medical                                   200                14,200
                                                                      108,574
MEDICAL PRODUCTS (3.43%)
 Baxter International                             2,100               101,577
 Johnson & Johnson                                2,300               133,193
                                                                      234,770
MEDICAL-BIOMEDICAL/GENE (3.35%)
 Amgen /1/                                        1,900               107,958
 Genzyme /1/                                        700                37,765
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (CONTINUED)
                                                                   $
 Immunex /1/                                      3,500                83,615
                                                                      229,338
MEDICAL-DRUGS (12.26%)
 Abbott Laboratories                              2,300               121,854
 American Home Products                           2,000               111,660
 Bristol-Myers Squibb                               900                48,105
 Eli Lilly                                        1,100                84,150
 Novartis                                         2,900               109,127
 Pfizer                                           8,700               364,530
                                                                      839,426
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.08%)
 Cardinal Health                                  1,100                73,821
MULTI-LINE INSURANCE (2.75%)
 American International Group                     2,400               188,640
MULTIMEDIA (1.88%)
 AOL Time Warner /1/                              2,300                71,783
 Viacom /1/                                       1,555                56,773
                                                                      128,556
NETWORKING PRODUCTS (3.56%)
 Cisco Systems /1/                               11,700               197,964
 Juniper Networks /1/                             1,700                37,893
 Network Appliance /1/                              600                 7,980
                                                                      243,837
OIL COMPANY-INTEGRATED (0.99%)
 Phillips Petroleum                                 540                29,381
 USX-Marathon Group                               1,400                38,626
                                                                       68,007
PHARMACEUTICALS (1.01%)
 Pharmacia                                        1,700                68,884
PUBLICLY TRADED INVESTMENT FUND (7.61%)
 iShares S&P 500 Index Fund                       1,200               127,032
 Nasdaq 100 Shares /1/                            5,700               193,230
 Standard & Poor's 500 Depository Receipts        1,900               201,172
                                                                      521,434
REGIONAL BANKS (0.91%)
 Fifth Third Bancorp                              1,100                62,062
RETAIL-BUILDING PRODUCTS (2.95%)
 Home Depot                                       3,500               133,805
 Lowe's                                           2,000                68,200
                                                                      202,005
RETAIL-CONSUMER ELECTRONICS (0.56%)
 Best Buy /1/                                       700                38,430
RETAIL-DISCOUNT (4.41%)
 Family Dollar Stores                               700                20,202
 Target                                           1,300                40,495
 Wal-Mart Stores                                  4,700               241,580
                                                                      302,277
RUBBER-TIRES (0.03%)
 Goodyear Tire & Rubber                             100                 1,863
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.76%)
                                                                   $
 Linear Technology                                1,700                65,960
 Maxim Integrated Products /1/                    1,200                54,900
                                                                      120,860
SEMICONDUCTOR EQUIPMENT (1.16%)
 Applied Materials /1/                            1,200                40,932
 Lam Research /1/                                 1,000                18,960
 Novellus Systems /1/                               600                19,818
                                                                       79,710
TELECOM EQUIPMENT FIBER OPTICS (0.30%)
 JDS Uniphase /1/                                 2,600                20,774
TELECOMMUNICATION EQUIPMENT (1.00%)
 Qualcomm /1/                                     1,400                68,670
TELEPHONE-INTEGRATED (0.71%)
 BellSouth                                          500                18,500
 Verizon Communications                             600                29,886
                                                                       48,386
TOBACCO (0.20%)
 Philip Morris                                      300                14,040
TOOLS-HAND HELD (0.34%)
 Stanley Works                                      600                22,992
TRANSPORT-RAIL (0.23%)
 Union Pacific                                      300                15,603
WIRELESS EQUIPMENT (0.88%)
 Motorola                                         3,700                60,569
                                   TOTAL COMMON STOCKS              6,632,402
                                                                   ----------

                  TOTAL PORTFOLIO INVESTMENTS (96.85%)              6,632,402
CASH AND RECEIVABLES, NET OF LIABILITIES (3.15%)                      215,850
                            TOTAL NET ASSETS (100.00%)             $6,848,252
                                                                   ------------

1    Non-income producing security.

See accompanying notes.

                                      203



                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP VALUE FUND

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (93.76%)
AEROSPACE & DEFENSE (0.39%)
                                                                     $
 Raytheon                                           3,450                111,263
AEROSPACE & DEFENSE EQUIPMENT (0.62%)
 B.F. Goodrich                                      4,700                100,345
 Lockheed Martin                                    1,600                 78,032
                                                                         178,377
APPAREL MANUFACTURERS (1.13%)
 Jones Apparel Group /1/                            5,300                146,280
 Liz Claiborne                                      3,475                158,112
 VF                                                   600                 19,932
                                                                         324,324
APPLIANCES (0.53%)
 Whirlpool                                          2,600                153,452
AUTO-CARS & LIGHT TRUCKS (0.06%)
 Ford Motor                                         1,000                 16,050
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.55%)
 Paccar                                             3,000                158,460
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.14%)
 Autoliv                                            6,900                110,676
 Dana                                                 800                  8,600
 Delphi Automotive Systems                          6,300                 73,143
 Lear /1/                                           2,850                 87,495
 TRW                                                  800                 27,032
 Visteon                                            1,700                 20,230
                                                                         327,176
BEVERAGES-NON-ALCOHOLIC (0.63%)
 Coca-Cola Enterprises                              9,900                181,665
BROADCASTING SERVICES & PROGRAMMING (0.07%)
 Liberty Media /1/                                  1,800                 21,042
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.59%)
 Masco                                              8,600                170,538
BUILDING-RESIDENTIAL & COMMERCIAL (1.27%)
 Centex                                             4,000                153,040
 KB Home                                            3,000                 88,650
 Pulte                                              3,800                123,500
                                                                         365,190
CHEMICALS-DIVERSIFIED (2.66%)
 Dow Chemical                                       8,827                293,498
 E.I. Du Pont de Nemours                            9,000                359,910
 Hercules                                           3,900                 29,484
 PPG Industries                                     1,700                 83,011
                                                                         765,903
CHEMICALS-SPECIALTY (1.48%)
 Ashland                                            3,700                148,962
 Cabot                                              3,800                127,300
 Eastman Chemical                                   4,100                140,671
 Millennium Chemicals                                 900                  8,577
                                                                         425,510
COATINGS & PAINT (0.10%)
 Sherwin-Williams                                   1,200                 29,232
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (2.15%)
                                                                     $
 Amsouth Bancorp                                   10,400                179,816
 Regions Financial                                  6,450                173,569
 SouthTrust                                         8,000                181,280
 UnionBanCal                                        2,550                 85,145
                                                                         619,810
COMPUTER SERVICES (0.58%)
 Electronic Data Systems                            2,575                165,753
COMPUTERS (1.51%)
 Hewlett-Packard                                   16,100                270,963
 International Business Machines                    1,525                164,807
                                                                         435,770
COMPUTERS-MEMORY DEVICES (0.31%)
 Quantum /1/                                       10,700                 90,201
CONSUMER PRODUCTS-MISCELLANEOUS (0.58%)
 Fortune Brands                                     4,550                167,667
CONTAINERS-PAPER & PLASTIC (1.22%)
 Bemis                                              3,400                147,118
 Smurfit-Stone Container /1/                       11,700                173,277
 Sonoco Products                                    1,300                 30,511
                                                                         350,906
COSMETICS & TOILETRIES (0.95%)
 Procter & Gamble                                   3,700                272,986
DISTRIBUTION/WHOLESALE (1.20%)
 Genuine Parts                                      4,900                159,250
 Ingram Micro /1/                                   3,000                 38,400
 Tech Data /1/                                      3,500                149,415
                                                                         347,065
DIVERSIFIED FINANCIAL SERVICES (3.43%)
 Citigroup                                         21,700                987,784
DIVERSIFIED MANUFACTURING OPERATIONS (1.07%)
 Cooper Industries                                  2,400                 92,880
 Eaton                                              1,025                 67,076
 FMC                                                1,475                 70,003
 ITT Industries                                       500                 24,045
 Minnesota Mining & Manufacturing                      50                  5,219
 National Service Industries                        2,800                 49,672
                                                                         308,895
ELECTRIC-INTEGRATED (4.83%)
 Ameren                                             4,600                184,460
 American Electric Power                            4,925                206,357
 Cinergy                                            5,150                155,427
 CMS Energy                                         1,000                 21,510
 Consolidated Edison                                4,350                171,782
 FirstEnergy                                        2,700                 93,042
 PG&E                                               1,450                 26,187
 Potomac Electric Power                             6,600                141,306
 TXU                                                4,300                197,112
 Western Resources                                  4,600                 75,348
 XCEL Energy                                        4,200                118,776
                                                                       1,391,307
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.23%)
                                                                     $
 Solectron /1/                                      5,400                 66,420
ELECTRONIC CONNECTORS (0.05%)
 Thomas & Betts                                       800                 14,528
ELECTRONIC PARTS DISTRIBUTION (0.25%)
 Arrow Electronics                                  1,500                 36,675
 Avnet                                              1,700                 35,071
                                                                          71,746
ENGINES-INTERNAL COMBUSTION (0.03%)
 Briggs & Stratton                                    250                  9,390
FINANCE-CONSUMER LOANS (0.16%)
 Household International                              900                 47,070
FINANCE-CREDIT CARD (0.13%)
 American Express                                   1,300                 38,259
FINANCE-INVESTMENT BANKER & BROKER (2.07%)
 Lehman Brothers Holdings                           3,825                238,909
 Merrill Lynch                                      4,900                214,179
 Morgan Stanley Dean Witter                         2,900                141,868
                                                                         594,956
FINANCE-MORTGAGE LOAN/BANKER (3.16%)
 Countrywide Credit Industries                      4,075                162,715
 Federal Home Loan Mortgage                         3,100                210,242
 Federal National Mortgage Association              6,625                536,360
                                                                         909,317
FINANCIAL GUARANTEE INSURANCE (0.56%)
 MGIC Investment                                    3,100                160,394
FOOD (0.75%)
 Archer-Daniels-Midland                            15,515                216,124
FOOD-MISCELLANEOUS/DIVERSIFIED (2.27%)
 Conagra Foods                                      9,850                225,565
 H.J. Heinz                                         4,975                211,139
 Sara Lee                                           9,700                216,213
                                                                         652,917
FOOD-WHOLESALE/DISTRIBUTION (0.05%)
 Supervalu                                            700                 14,938
HOME DECORATION PRODUCTS (0.67%)
 Newell Rubbermaid                                  7,000                193,480
HOME FURNISHINGS (0.56%)
 Leggett & Platt                                    7,500                162,525
HOTELS & MOTELS (0.11%)
 Hilton Hotels                                      3,800                 32,528
INDUSTRIAL GASES (0.66%)
 Praxair                                            4,000                188,720
INSTRUMENTS-CONTROLS (1.13%)
 Johnson Controls                                   2,400                173,568
 Parker Hannifin                                    4,200                150,780
                                                                         324,348
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE BROKERS (0.17%)
                                                                     $
 AON                                                1,300                 49,452
LIFE & HEALTH INSURANCE (0.91%)
 Cigna                                              2,600                189,540
 Torchmark                                          1,975                 73,134
                                                                         262,674
MEDICAL PRODUCTS (0.37%)
 Becton Dickinson                                   1,000                 35,800
 Johnson & Johnson                                  1,200                 69,492
                                                                         105,292
MEDICAL-DRUGS (1.33%)
 Abbott Laboratories                                  600                 31,788
 Bristol-Myers Squibb                                 900                 48,105
 Merck                                              2,625                167,501
 Schering-Plough                                    3,650                135,707
                                                                         383,101
MEDICAL-HMO (1.11%)
 Aetna /1/                                          1,300                 35,932
 Health Net /1/                                     7,200                158,040
 Humana                                            11,000                127,050
                                                                         321,022
MONEY CENTER BANKS (4.82%)
 Bank of America                                   11,975                706,405
 JP Morgan Chase                                    7,300                258,128
 Wachovia                                          14,850                424,710
                                                                       1,389,243
MULTI-LINE INSURANCE (3.37%)
 Allstate                                           8,500                266,730
 American International Group                       2,115                166,239
 MetLife                                            7,200                193,680
 Old Republic International                         6,100                154,757
 St. Paul                                           4,150                190,485
                                                                         971,891
MULTIMEDIA (0.30%)
 Viacom /1/                                           300                 10,953
 Walt Disney                                        4,100                 76,219
                                                                          87,172
OIL COMPANY-INTEGRATED (7.73%)
 Amerada Hess                                       2,400                141,000
 ChevronTexaco                                      5,264                466,127
 Conoco                                             2,350                 60,395
 Exxon Mobil                                       33,300              1,313,685
 Occidental Petroleum                               3,500                 88,620
 Phillips Petroleum                                 2,855                155,341
                                                                       2,225,168
OIL REFINING & MARKETING (0.66%)
 Sunoco                                             2,650                 99,189
 Ultramar Diamond Shamrock                          1,800                 90,090
                                                                         189,279
PAPER & RELATED PRODUCTS (2.11%)
 Boise Cascade                                      2,550                 72,828
 Georgia-Pacific                                    6,050                167,948
 International Paper                                4,050                144,990
 Louisiana-Pacific                                  3,500                 25,200
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                     $
 Mead                                               1,200                 32,208
 Temple-Inland                                        300                 14,997
 Westvaco                                           2,800                 68,740
 Willamette Industries                              1,700                 79,645
                                                                         606,556
POULTRY (0.50%)
 Tyson Foods                                       14,826                145,147
POWER CONVERTER & SUPPLY EQUIPMENT (0.30%)
 Hubbell                                            3,200                 87,424
PRINTING-COMMERCIAL (0.50%)
 R.R. Donnelley & Sons                              5,650                144,075
PROPERTY & CASUALTY INSURANCE (0.76%)
 Chubb                                              2,700                184,410
 XL Capital                                           400                 34,744
                                                                         219,154
REGIONAL BANKS (8.57%)
 Bank One                                          11,600                385,004
 Comerica                                             600                 27,654
 FleetBoston Financial                              9,562                314,207
 Huntington Bancshares                              1,400                 21,602
 Keycorp                                            9,050                192,403
 National City                                      9,000                237,600
 Suntrust Banks                                     3,700                221,482
 Union Planters                                     4,400                178,200
 US Bancorp                                        20,150                358,267
 Wells Fargo                                       13,500                533,250
                                                                       2,469,669
RETAIL-DISCOUNT (0.50%)
 Big Lots /1/                                       1,500                 10,950
 TJX                                                3,900                131,820
                                                                         142,770
RETAIL-MAJOR DEPARTMENT STORE (1.38%)
 May Department Stores                              5,900                185,555
 Sears Roebuck                                      5,500                213,235
                                                                         398,790
RETAIL-REGIONAL DEPARTMENT STORE (0.46%)
 Federated Department Stores /1/                    4,100                131,159
RETAIL-RESTAURANTS (0.70%)
 McDonald's                                         2,200                 57,354
 Wendy's International                              5,500                144,650
                                                                         202,004
RUBBER-TIRES (0.20%)
 Goodyear Tire & Rubber                             3,100                 57,753
SAVINGS & LOANS/THRIFTS (1.87%)
 Charter One Financial                              2,992                 81,532
 Golden West Financial                              3,675                178,605
 Washington Mutual                                  9,187                277,356
                                                                         537,493
TELECOMMUNICATION EQUIPMENT (0.44%)
 Nortel Networks                                    6,300                 36,603
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                     $
 Tellabs /1/                                        6,500                 88,725
                                                                         125,328
TELEPHONE-INTEGRATED (8.25%)
 AT&T                                              11,900                181,475
 BellSouth                                         14,700                543,900
 SBC Communications                                10,900                415,399
 Sprint                                             3,300                 66,000
 Verizon Communications                            18,575                925,221
 WorldCom /1/                                      18,200                244,790
                                                                       2,376,785
TOBACCO (1.67%)
 Philip Morris                                     10,275                480,870
TOOLS-HAND HELD (0.86%)
 Black & Decker                                     4,375                144,769
 Snap-On                                            3,800                101,688
                                                                         246,457
TRANSPORT-RAIL (1.86%)
 Burlington Northern Santa Fe                       7,300                196,151
 Norfolk Southern                                  10,600                177,550
 Union Pacific                                      3,100                161,231
                                                                         534,932
WIRELESS EQUIPMENT (0.17%)
 Motorola                                           3,000                 49,110
                                     TOTAL COMMON STOCKS              27,003,756
                                                                     -----------

                    TOTAL PORTFOLIO INVESTMENTS (93.76%)              27,003,756
CASH AND RECEIVABLES, NET OF LIABILITIES (6.24%)                       1,798,452
                              TOTAL NET ASSETS (100.00%)             $28,802,208
                                                                     -------------

1    Non-income producing security.

See accompanying notes.

                                      206



                            SCHEDULE OF INVESTMENTS
                           PARTNERS MIDCAP BLEND FUND

                                OCTOBER 31, 2001

                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (91.58%)
ADVERTISING AGENCIES (0.61%)
                                                                  $
 Interpublic Group                               1,700                38,165
AEROSPACE & DEFENSE (2.90%)
 Northrop Grumman                                  100                 9,995
 Raytheon                                        2,100                67,725
 Titan /1/                                       4,000               104,520
                                                                     182,240
AEROSPACE & DEFENSE EQUIPMENT (0.41%)
 B.F. Goodrich                                   1,200                25,620
AIRLINES (0.15%)
 Southwest Airlines                                600                 9,540
APPAREL MANUFACTURERS (0.22%)
 Coach /1/                                         100                 2,790
 Jones Apparel Group /1/                           400                11,040
                                                                      13,830
APPLICATIONS SOFTWARE (2.44%)
 J.D. Edwards /1/                                  800                 5,672
 Peregrine Systems /1/                           7,600               109,744
 Rational Software /1/                           2,900                38,048
                                                                     153,464
AUDIO & VIDEO PRODUCTS (0.48%)
 Polycom /1/                                     1,000                29,980
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.63%)
 Lear /1/                                        1,800                55,260
 Tower Automotive /1/                            7,700                47,124
                                                                     102,384
BROADCASTING SERVICES & PROGRAMMING (0.04%)
 Fox Entertainment Group /1/                       100                 2,201
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.11%)
 Dycom Industries /1/                              600                 7,170
BUILDING PRODUCTS-AIR & HEATING (0.83%)
 American Standard /1/                             900                52,110
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.32%)
 Martin Marietta Materials                         500                19,960
CABLE TV (1.66%)
 Adelphia Communications /1/                     4,000                88,520
 Charter Communications /1/                      1,100                15,554
                                                                     104,074
CASINO HOTELS (0.50%)
 Park Place Entertainment /1/                    4,400                31,504
CELLULAR TELECOMMUNICATIONS (0.27%)
 Nextel Communications /1/                       2,100                16,695
CHEMICALS-DIVERSIFIED (0.43%)
 Olin                                              300                 4,494
 Rohm & Haas                                       700                22,729
                                                                      27,223
CHEMICALS-SPECIALTY (0.03%)
 W.R. Grace /1/                                  1,100                 1,848
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (3.95%)
                                                                  $
 Compass Bancshares                                200                 5,006
 Cullen/Frost Bankers                            1,300                35,048
 First Tennessee National                          400                13,820
 Hibernia                                        2,800                42,560
 Marshall & Ilsley                                 700                41,048
 Mercantile Bankshares                             100                 3,822
 National Commerce Financial                     1,100                25,025
 North Fork Bancorp.                             1,000                27,900
 Pacific Century Financial                         300                 6,990
 UnionBanCal                                       400                13,356
 Zions Bancorp                                     700                33,544
                                                                     248,119
COMMERCIAL SERVICES (0.19%)
 Quanta Services /1/                               800                12,160
COMPUTER SERVICES (3.19%)
 Affiliated Computer Services /1/                  400                35,220
 Bisys Group /1/                                   800                41,616
 DST Systems /1/                                 1,300                53,235
 Sungard Data Systems /1/                        2,800                70,560
                                                                     200,631
COMPUTERS (0.40%)
 Compaq Computer                                 2,900                25,375
COMPUTERS-INTEGRATED SYSTEMS (0.60%)
 Synopsys /1/                                      800                37,600
COMPUTERS-MEMORY DEVICES (0.45%)
 Sandisk /1/                                     2,600                28,444
CONSUMER PRODUCTS-MISCELLANEOUS (0.41%)
 Fortune Brands                                    700                25,795
CONTAINERS-PAPER & PLASTIC (0.30%)
 Gaylord Container /1/                           1,000                 1,040
 Pactiv /1/                                      1,100                17,820
                                                                      18,860
CRUISE LINES (0.58%)
 Royal Caribbean Cruises                         3,300                36,300
DATA PROCESSING & MANAGEMENT (0.66%)
 Acxiom /1/                                        900                10,611
 SEI Investments                                 1,000                30,750
                                                                      41,361
DENTAL SUPPLIES & EQUIPMENT (0.42%)
 Patterson Dental /1/                              700                26,600
DIVERSIFIED MANUFACTURING OPERATIONS (1.90%)
 SPX                                             1,200               119,520
ELECTRIC PRODUCTS-MISCELLANEOUS (0.16%)
 Ametek                                            100                 2,700
 Ucar International /1/                          1,000                 7,270
                                                                       9,970
ELECTRIC-GENERATION (0.51%)
 AES                                             2,300                31,855
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (2.02%)
                                                                  $
 ALLETE                                            100                 2,200
 Black Hills                                       200                 5,492
 Constellation Energy Group                        400                 8,948
 FirstEnergy                                     1,700                58,582
 NiSource                                          100                 2,375
 Pinnacle West Capital                             100                 4,215
 Potomac Electric Power                          1,300                27,833
 PPL                                               500                17,075
                                                                     126,720
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.91%)
 Sanmina /1/                                     1,600                24,224
 SCI Systems /1/                                   900                18,279
 Solectron /1/                                   1,200                14,760
                                                                      57,263
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.78%)
 Conexant Systems /1/                            4,600                46,690
 LSI Logic /1/                                   3,100                52,545
 Microchip Technology /1/                          400                12,488
                                                                     111,723
ELECTRONIC PARTS DISTRIBUTION (0.66%)
 Avnet                                           2,000                41,260
ENERGY-ALTERNATE SOURCES (0.15%)
 Aquila /1/                                        500                 9,175
ENTERPRISE SOFTWARE/SERVICE (0.70%)
 BMC Software /1/                                2,900                43,703
FIDUCIARY BANKS (1.31%)
 Mellon Financial                                1,900                63,840
 State Street                                      400                18,216
                                                                      82,056
FINANCE-CREDIT CARD (0.13%)
 Providian Financial                             2,100                 8,169
FINANCE-INVESTMENT BANKER & BROKER (0.65%)
 Bear Stearns                                      700                37,800
 Instinet Group /1/                                300                 2,880
                                                                      40,680
FINANCIAL GUARANTEE INSURANCE (0.20%)
 MBIA                                              150                 6,909
 PMI Group                                         100                 5,545
                                                                      12,454
FOOD-BAKING (0.13%)
 Flowers Foods                                     200                 8,300
FOOD-MISCELLANEOUS/DIVERSIFIED (1.17%)
 Dean Foods                                        300                13,455
 Sara Lee                                        2,700                60,183
                                                                      73,638
FOOD-WHOLESALE/DISTRIBUTION (0.21%)
 Fresh Del Monte Produce /1/                     1,000                13,150
GAS-DISTRIBUTION (0.30%)
 Sempra Energy                                     800                18,720
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE COST CONTAINMENT (1.26%)
                                                                  $
 Caremark Rx /1/                                 5,900                79,060
IDENTIFICATION SYSTEM/DEVELOPMENT (0.10%)
 Symbol Technologies                               500                 6,425
INDEPENDENT POWER PRODUCER (3.01%)
 Calpine /1/                                     3,200                79,200
 Mirant /1/                                      1,018                26,468
 NRG Energy /1/                                    200                 3,534
 Reliant Resources /1/                           5,100                79,815
                                                                     189,017
INDUSTRIAL GASES (0.64%)
 Air Products & Chemicals                        1,000                40,040
INSTRUMENTS-CONTROLS (0.63%)
 Parker Hannifin                                   800                28,720
 Thermo Electron /1/                               500                10,570
                                                                      39,290
INSTRUMENTS-SCIENTIFIC (1.21%)
 Millipore                                         100                 5,230
 Waters /1/                                      2,000                70,980
                                                                      76,210
INTERNET APPLICATION SOFTWARE (0.15%)
 Vignette /1/                                    2,000                 9,360
INTERNET BROKERS (0.06%)
 E*trade Group /1/                                 600                 3,918
INTERNET SECURITY (0.40%)
 RSA Security /1/                                2,100                25,284
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.63%)
 Franklin Resources                              1,000                32,100
 Waddell & Reed Financial                          300                 7,647
                                                                      39,747
LIFE & HEALTH INSURANCE (0.43%)
 John Hancock Financial Services                   800                27,264
MEDICAL INSTRUMENTS (1.65%)
 Apogent Technologies /1/                        1,100                25,762
 St. Jude Medical                                1,100                78,100
                                                                     103,862
MEDICAL LABORATORY & TESTING SERVICE (1.88%)
 Covance /1/                                       500                 9,175
 Laboratory Corp. of America Holdings /1/          200                17,240
 Quest Diagnostics /1/                           1,400                91,532
                                                                     117,947
MEDICAL PRODUCTS (0.21%)
 Varian Medical Systems                            200                13,420
MEDICAL-BIOMEDICAL/GENE (2.95%)
 Aviron /1/                                        500                16,650
 Genzyme /1/                                     1,000                53,950
 Idec Pharmaceuticals /1/                          900                53,964
 Protein Design Labs /1/                           800                26,408
 Transkaryotic Therapies                           900                34,254
                                                                     185,226
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (2.73%)
                                                                  $
 Cephalon /1/                                      200                12,610
 IVAX                                            2,000                41,100
 Medimmune /1/                                   1,800                70,632
 Sepracor /1/                                    1,000                47,440
                                                                     171,782
MEDICAL-GENERIC DRUGS (0.40%)
 Alpharma                                          900                24,930
MEDICAL-HMO (1.15%)
 Anthem /1/                                        200                 8,376
 Health Net /1/                                  1,800                39,510
 Trigon Healthcare /1/                             400                24,556
                                                                      72,442
MEDICAL-HOSPITALS (1.03%)
 LifePoint Hospitals /1/                           600                18,708
 Tenet Healthcare /1/                              800                46,016
                                                                      64,724
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.62%)
 Apria Healthcare Group /1/                      1,700                39,100
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.16%)
 AmerisourceBergen                                 159                10,106
MOTION PICTURES & SERVICES (0.07%)
 Alliance Atlantis Communications                  500                 4,500
MULTI-LINE INSURANCE (2.16%)
 Allmerica Financial                             1,000                39,000
 American Financial Group                          500                11,065
 Loews                                             700                35,560
 Old Republic International                      1,000                25,370
 Safeco                                            800                24,672
                                                                     135,667
NETWORKING PRODUCTS (0.78%)
 Enterasys Networks                              2,300                18,308
 Lucent Technologies                             4,600                30,820
                                                                      49,128
NON-HAZARDOUS WASTE DISPOSAL (0.51%)
 Allied Waste Industries /1/                     3,200                31,744
OIL & GAS DRILLING (1.69%)
 Ensco International                               300                 5,940
 Global Marine                                   1,500                24,150
 Nabors Industries /1/                             100                 3,074
 Noble Drilling /1/                                900                27,495
 Precision Drilling /1/                          1,800                45,684
                                                                     106,343
OIL COMPANY-EXPLORATION & PRODUCTION (1.01%)
 EOG Resources                                     500                17,685
 Ocean Energy                                      400                 7,300
 XTO Energy                                      2,150                38,700
                                                                      63,685
OIL FIELD MACHINERY & EQUIPMENT (0.29%)
 Grant Prideco /1/                                 700                 6,363
 National-Oilwell /1/                              400                 7,408
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL FIELD MACHINERY & EQUIPMENT (CONTINUED)
                                                                  $
 Smith International                               100                 4,730
                                                                      18,501
OIL REFINING & MARKETING (0.08%)
 Ultramar Diamond Shamrock                         100                 5,005
OIL-FIELD SERVICES (0.50%)
 Baker Hughes                                      300                10,749
 BJ Services /1/                                   800                20,472
                                                                      31,221
PAPER & RELATED PRODUCTS (1.56%)
 Bowater                                           600                26,832
 Louisiana-Pacific                               1,000                 7,200
 Sappi                                           4,100                39,114
 Temple-Inland                                     500                24,995
                                                                      98,141
PHARMACY SERVICES (0.59%)
 Express Scripts /1/                               900                36,846
PIPELINES (2.67%)
 El Paso                                           600                29,436
 Enron                                           2,000                27,800
 Equitable Resources                               700                23,037
 Kinder Morgan Management                        2,322                87,655
                                                                     167,928
POULTRY (0.29%)
 Tyson Foods                                     1,885                18,454
PRINTING-COMMERCIAL (1.74%)
 Valassis Communications                         3,500               109,200
PROPERTY & CASUALTY INSURANCE (1.23%)
 ACE                                             2,200                77,550
PUBLISHING-PERIODICALS (0.48%)
 Readers Digest Association                      1,700                30,090
RADIO (0.13%)
 Emmis Communications /1/                          600                 8,130
RECREATIONAL CENTERS (1.35%)
 Bally Total Fitness Holding                     4,600                84,916
REGIONAL BANKS (1.08%)
 Comerica                                          400                18,436
 Keycorp                                           400                 8,504
 PNC Financial Services Group                      600                32,940
 Wells Fargo                                       200                 7,900
                                                                      67,780
REINSURANCE (0.43%)
 Everest Re Group                                  400                26,740
RENTAL AUTO & EQUIPMENT (0.32%)
 United Rentals /1/                              1,100                20,075
RESORTS & THEME PARKS (0.32%)
 Six Flags                                       1,700                20,060
RETAIL-APPAREL & SHOE (0.40%)
 Abercrombie & Fitch /1/                         1,000                18,820
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                  $
 Gap                                               500                 6,535
                                                                      25,355
RETAIL-DISCOUNT (2.02%)
 Costco Wholesale                                1,100                41,613
 Dollar General                                  3,300                47,157
 Dollar Tree Stores /1/                          1,700                38,199
                                                                     126,969
RETAIL-RESTAURANTS (0.24%)
 Brinker International /1/                         600                15,240
SAVINGS & LOANS/THRIFTS (4.12%)
 Charter One Financial                           1,030                28,068
 Dime Bancorp                                      800                27,104
 Downey Financial                                  500                17,570
 Golden State Bancorp                            1,700                43,112
 Greenpoint Financial                              800                25,640
 Sovereign Bancorp                               3,500                34,650
 Washington Mutual                               2,750                83,022
                                                                     259,166
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.06%)
 Integrated Device Technology /1/                2,400                66,840
SEMICONDUCTOR EQUIPMENT (0.77%)
 PRI Automation /1/                                700                11,508
 Teradyne /1/                                    1,600                36,880
                                                                      48,388
STEEL-PRODUCERS (0.26%)
 AK Steel Holding                                1,800                16,380
TELECOMMUNICATION EQUIPMENT (0.37%)
 Scientific-Atlanta                              1,100                22,957
TELECOMMUNICATION SERVICES (0.92%)
 Amdocs /1/                                      2,100                54,831
 Leap Wireless International /1/                   200                 2,974
                                                                      57,805
TELEPHONE-INTEGRATED (0.10%)
 McLeodUSA /1/                                   8,100                 6,075
THERAPEUTICS (0.40%)
 Gilead Sciences /1/                               400                25,160
TOBACCO (0.98%)
 RJ Reynolds Tobacco Holdings                    1,100                61,644
TOYS (0.50%)
 Hasbro                                          1,900                31,483
TRANSPORT-AIR FREIGHT (0.18%)
 CNF                                               500                11,045
TRANSPORT-RAIL (0.53%)
 Burlington Northern Santa Fe                      800                21,496
 Canadian National Railway                         300                11,880
                                                                      33,376
WEB HOSTING & DESIGN (0.10%)
 Macromedia /1/                                    400                 5,984
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.98%)
                                                                  $
 Powerwave Technologies /1/                      3,500                53,550
 RF Micro Devices /1/                              400                 8,176
                                                                      61,726
                                  TOTAL COMMON STOCKS              5,754,060

                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
PREFERRED STOCKS (0.25%)
MULTIMEDIA (0.25%)
 News                                              656                15,613
                               TOTAL PREFERRED STOCKS                 15,613
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (91.83%)              5,769,673
CASH AND RECEIVABLES, NET OF LIABILITIES (8.17%)                     513,598
                           TOTAL NET ASSETS (100.00%)             $6,283,271
                                                                  ------------

1    Non-income producing security.

See accompanying notes.

                                      210



                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP GROWTH FUND

                                OCTOBER 31, 2001

                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (98.03%)
AEROSPACE & DEFENSE EQUIPMENT (0.36%)
                                                                    $
 Alliant Techsystems /1/                             160                13,962
APPAREL MANUFACTURERS (0.47%)
 Coach /1/                                           660                18,414
APPLICATIONS SOFTWARE (1.14%)
 Peregrine Systems /1/                             2,120                30,613
 Quest Software /1/                                  960                14,208
                                                                        44,821
AUDIO & VIDEO PRODUCTS (2.49%)
 Polycom /1/                                       3,270                98,035
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.50%)
 TRW                                                 580                19,598
BEVERAGES-NON-ALCOHOLIC (0.63%)
 Pepsi Bottling Group                                530                24,634
CABLE TV (0.99%)
 Cablevision Systems /1/                           1,140                39,045
CASINO SERVICES (1.00%)
 International Game Technology                       770                39,309
CELLULAR TELECOMMUNICATIONS (0.34%)
 Western Wireless /1/                                460                13,418
CHEMICALS-SPECIALTY (0.73%)
 Cabot Microelectronics /1/                          430                28,500
COMMERCIAL BANKS (0.59%)
 Commerce Bancorp.                                   320                23,360
COMMERCIAL SERVICES (0.90%)
 Corporate Executive Board /1/                       590                18,036
 Plexus /1/                                          700                17,500
                                                                        35,536
COMPUTER SERVICES (2.13%)
 Affiliated Computer Services /1/                    150                13,207
 Bisys Group /1/                                     480                24,970
 Sungard Data Systems /1/                          1,800                45,360
                                                                        83,537
COMPUTERS-INTEGRATED SYSTEMS (2.13%)
 Brocade Communications System /1/                 2,450                60,147
 Mercury Computer Systems /1/                        500                23,580
                                                                        83,727
CONTAINERS-PAPER & PLASTIC (0.63%)
 Sealed Air /1/                                      620                24,825
DATA PROCESSING & MANAGEMENT (1.86%)
 Fiserv /1/                                        1,155                42,954
 SEI Investments                                     980                30,135
                                                                        73,089
DECISION SUPPORT SOFTWARE (0.53%)
 NETIQ /1/                                           740                20,831
DENTAL SUPPLIES & EQUIPMENT (0.86%)
 Dentsply International                              750                33,743
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIAGNOSTIC EQUIPMENT (0.82%)
                                                                    $
 Cytyc /1/                                         1,230                32,251
DIVERSIFIED MANUFACTURING OPERATIONS (1.08%)
 ITT Industries                                      200                 9,618
 SPX                                                 330                32,868
                                                                        42,486
DRUG DELIVERY SYSTEMS (0.84%)
 Andrx Group /1/                                     510                33,114
E-COMMERCE/PRODUCTS (0.58%)
 Amazon.Com /1/                                    3,290                22,964
E-COMMERCE/SERVICES (1.19%)
 TMP Worldwide /1/                                 1,570                46,865
EDUCATIONAL SOFTWARE (0.76%)
 SmartForce /1/                                    1,820                29,957
ELECTRIC-INTEGRATED (0.46%)
 PG&E                                              1,010                18,241
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.49%)
 Celestica /1/                                       820                28,142
 Sanmina /1/                                       2,000                30,280
                                                                        58,422
ELECTRONIC COMPONENTS-SEMICONDUCTOR (7.37%)
 Altera /1/                                        2,230                45,046
 ARM Holdings /1/                                    960                14,784
 Broadcom /1/                                      2,040                70,196
 Intersil Holding /1/                              1,790                58,622
 Microsemi                                           610                21,350
 Nvidia /1/                                        1,150                49,289
 QLogic /1/                                          770                30,300
                                                                       289,587
ELECTRONICS-MILITARY (1.28%)
 L-3 Communications Holdings /1/                     580                50,385
ENTERPRISE SOFTWARE/SERVICE (1.06%)
 Micromuse /1/                                     2,100                19,425
 Peoplesoft /1/                                      740                22,030
                                                                        41,455
ENTERTAINMENT SOFTWARE (1.19%)
 Electronic Arts /1/                                 910                46,829
FIDUCIARY BANKS (0.69%)
 Investors Financial Services                        510                26,979
FINANCE-CONSUMER LOANS (1.49%)
 USA Education                                       720                58,723
FINANCE-INVESTMENT BANKER & BROKER (2.28%)
 Bear Stearns                                        810                43,740
 Instinet Group /1/                                2,460                23,616
 Legg Mason                                          530                22,318
                                                                        89,674
FOOD-DAIRY PRODUCTS (0.71%)
 Suiza Foods /1/                                     470                27,716
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (0.43%)
                                                                    $
 McCormick                                           390                17,066
FOOD-RETAIL (0.41%)
 Whole Foods Market /1/                              460                15,985
HEALTH CARE COST CONTAINMENT (0.76%)
 First Health Group /1/                            1,110                29,970
INDUSTRIAL GASES (0.76%)
 Air Products & Chemicals                            750                30,030
INSTRUMENTS-SCIENTIFIC (0.89%)
 Waters /1/                                          990                35,135
INTERNET SECURITY (4.01%)
 Internet Security Systems /1/                     1,590                42,056
 RSA Security /1/                                  2,680                32,267
 VeriSign /1/                                      2,150                83,226
                                                                       157,549
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.42%)
 Neuberger Berman                                    470                16,394
MEDICAL INSTRUMENTS (3.71%)
 Biomet                                            1,035                31,568
 Guidant                                           1,550                64,340
 St. Jude Medical                                    700                49,700
                                                                       145,608
MEDICAL LABORATORY & TESTING SERVICE (2.53%)
 Laboratory Corp. of America Holdings /1/            780                67,236
 Quest Diagnostics /1/                               490                32,036
                                                                        99,272
MEDICAL PRODUCTS (2.74%)
 Henry Schein /1/                                    760                25,650
 Varian Medical Systems                              720                48,312
 Zimmer Holdings /1/                               1,090                33,692
                                                                       107,654
MEDICAL-BIOMEDICAL/GENE (5.62%)
 Affymetrix /1/                                      980                29,449
 Chiron /1/                                          430                23,143
 Genzyme /1/                                         990                53,410
 Idec Pharmaceuticals /1/                          1,210                72,551
 Millennium Pharmaceuticals /1/                    1,660                42,264
                                                                       220,817
MEDICAL-DRUGS (3.99%)
 Cephalon /1/                                        610                38,460
 King Pharmaceuticals /1/                          1,683                65,620
 OSI Pharmaceuticals /1/                             670                30,606
 Shire Pharmaceuticals /1/                           490                21,903
                                                                       156,589
MEDICAL-HMO (0.78%)
 Anthem /1/                                          730                30,572
MEDICAL-HOSPITALS (0.76%)
 Universal Health Services                           740                29,889
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.76%)
 AmerisourceBergen                                   470                29,873
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MOTION PICTURES & SERVICES (0.44%)
                                                                    $
 Macrovision /1/                                     710                17,473
NETWORKING PRODUCTS (1.90%)
 Extreme Networks /1/                              4,000                46,760
 Juniper Networks /1/                              1,250                27,863
                                                                        74,623
OIL & GAS DRILLING (0.45%)
 Nabors Industries /1/                               570                17,522
OIL COMPANY-EXPLORATION & PRODUCTION (2.00%)
 Devon Energy                                        330                12,639
 Kerr-McGee                                          510                29,376
 Murphy Oil                                          460                36,570
                                                                        78,585
OIL FIELD MACHINERY & EQUIPMENT (0.24%)
 Weatherford International /1/                       270                 9,242
OIL-FIELD SERVICES (0.34%)
 BJ Services /1/                                     520                13,307
PHARMACY SERVICES (1.02%)
 AdvancePCS /1/                                      290                17,623
 Express Scripts /1/                                 550                22,517
                                                                        40,140
PIPELINES (0.42%)
 Northern Border Partners                            430                16,598
RADIO (0.56%)
 Westwood One                                        930                22,125
RETAIL-APPAREL & SHOE (0.60%)
 American Eagle Outfitters /1/                       860                23,564
RETAIL-BEDDING (1.16%)
 Bed Bath & Beyond /1/                             1,820                45,609
RETAIL-BOOKSTORE (1.12%)
 Barnes & Noble /1/                                1,200                44,100
RETAIL-COMPUTER EQUIPMENT (1.98%)
 CDW Computer Centers /1/                          1,120                51,576
 Electronics Boutique Holdings /1/                   840                26,082
                                                                        77,658
RETAIL-CONSUMER ELECTRONICS (1.69%)
 Best Buy /1/                                      1,210                66,429
RETAIL-DISCOUNT (1.67%)
 BJ's Wholesale Club /1/                             400                20,308
 TJX                                               1,340                45,292
                                                                        65,600
RETAIL-RESTAURANTS (0.68%)
 Starbucks /1/                                     1,550                26,536
SCHOOLS (0.95%)
 Apollo Group /1/                                    730                29,675
 University of Phoenix Online /1/                    290                 7,627
                                                                        37,302
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.42%)
 Elantec Semiconductor /1/                           680                22,229
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (CONTINUED)
                                                                    $
 Globespan /1/                                     2,820                33,727
                                                                        55,956
SEMICONDUCTOR EQUIPMENT (2.08%)
 Kla-Tencor /1/                                    1,000                40,860
 Teradyne /1/                                      1,770                40,798
                                                                        81,658
TELECOM EQUIPMENT FIBER OPTICS (1.98%)
 Finisar /1/                                       4,240                33,157
 Harmonic /1/                                      5,530                44,627
                                                                        77,784
TELECOMMUNICATION EQUIPMENT (0.71%)
 Scientific-Atlanta                                1,330                27,757
TELEVISION (0.74%)
 Univision Communications /1/                      1,170                29,250
THERAPEUTICS (1.18%)
 CV Therapeutics /1/                                 540                21,298
 Gilead Sciences /1/                                 400                25,160
                                                                        46,458
WEB PORTALS (1.15%)
 Earthlink /1/                                     1,120                16,408
 Overture Services /1/                             1,090                28,722
                                                                        45,130
WIRELESS EQUIPMENT (1.41%)
 Powerwave Technologies /1/                        1,180                18,054
 RF Micro Devices /1/                              1,820                37,201
                                                                        55,255
                                    TOTAL COMMON STOCKS              3,852,096
                                                                    ----------

                   TOTAL PORTFOLIO INVESTMENTS (98.03%)              3,852,096
CASH AND RECEIVABLES, NET OF LIABILITIES (1.97%)                        77,508
                             TOTAL NET ASSETS (100.00%)             $3,929,604
                                                                    ------------


/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PARTNERS MIDCAP VALUE FUND

                                OCTOBER 31, 2001

                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (90.36%)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.39%)
                                                                    $
 Lear /1/                                          3,200                98,240
 Visteon                                           7,100                84,490
                                                                       182,730
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.92%)
 Vulcan Materials                                  1,700                70,669
CABLE TV (1.96%)
 Cablevision Systems /1/                           2,500                85,625
 USA Networks /1/                                  3,500                64,540
                                                                       150,165
COATINGS & PAINT (1.65%)
 Sherwin-Williams                                  5,200               126,672
COMMERCIAL BANKS (0.74%)
 SouthTrust                                        2,500                56,650
COMMERCIAL SERVICE-FINANCE (0.86%)
 Dun & Bradstreet /1/                              2,100                65,646
COMPUTER AIDED DESIGN (0.97%)
 Cadence Design Systems /1/                        3,500                73,990
COMPUTERS (0.99%)
 Apple Computer                                    4,300                75,508
COMPUTERS-INTEGRATED SYSTEMS (0.74%)
 Mentor Graphics                                   3,000                56,880
CONSULTING SERVICES (0.92%)
 KPMG Consulting /1/                               5,700                70,224
DATA PROCESSING & MANAGEMENT (1.32%)
 Certegy                                           1,300                37,050
 Choicepoint /1/                                   1,500                64,170
                                                                       101,220
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (1.17%)
 Viad                                              4,600                89,700
ELECTRIC-INTEGRATED (8.45%)
 Allegheny Energy                                  1,900                69,445
 American Electric Power                           1,850                77,515
 Dominion Resources                                1,300                79,456
 Exelon                                            1,900                79,933
 FirstEnergy                                       2,100                72,366
 Pinnacle West Capital                             1,700                71,655
 Sierra Pacific Resources                          7,900               114,629
 Teco Energy                                       3,200                82,400
                                                                       647,399
ELECTRONIC PARTS DISTRIBUTION (0.83%)
 Arrow Electronics                                 2,600                63,570
FILTRATION & SEPARATION PRODUCTS (1.40%)
 Pall                                              5,300               107,590
FINANCIAL GUARANTEE INSURANCE (3.97%)
 AMBAC Financial Group                             2,300               110,400
 MBIA                                              2,150                99,029
 Radian Group                                      2,800                94,836
                                                                       304,265
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD (1.24%)
                                                                    $
 Archer-Daniels-Midland                            6,800                94,724
FOOD-DAIRY PRODUCTS (1.15%)
 Suiza Foods /1/                                   1,500                88,455
HOTELS & MOTELS (0.98%)
 Starwood Hotels & Resorts Worldwide               3,400                74,936
HUMAN RESOURCES (0.97%)
 Manpower                                          2,600                74,256
INDEPENDENT POWER PRODUCER (0.43%)
 Utilicorp United                                  1,100                32,593
INDUSTRIAL GASES (0.94%)
 Air Products & Chemicals                          1,800                72,072
INSURANCE BROKERS (1.46%)
 Willis Group Holdings /1/                         4,800               111,792
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.82%)
 Federated Investors                               2,400                62,640
LIFE & HEALTH INSURANCE (3.00%)
 Cigna                                             1,700               123,930
 John Hancock Financial Services                   1,900                64,752
 Phoenix /1/                                       3,200                41,120
                                                                       229,802
LOTTERY SERVICES (1.51%)
 Gtech Holdings /1/                                2,900               115,710
MEDICAL INSTRUMENTS (1.50%)
 Beckman Coulter                                   2,700               114,669
MEDICAL PRODUCTS (1.50%)
 Becton Dickinson                                  3,200               114,560
MEDICAL-DRUGS (1.77%)
 ICN Pharmaceuticals                               3,800                91,998
 Teva Pharmaceutical Industries                      700                43,260
                                                                       135,258
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.76%)
 AmerisourceBergen                                   917                58,285
MULTI-LINE INSURANCE (1.20%)
 St. Paul                                          2,000                91,800
MULTIMEDIA (1.07%)
 Belo                                              4,800                82,080
NON-HAZARDOUS WASTE DISPOSAL (1.47%)
 Waste Management                                  4,600               112,700
OFFICE AUTOMATION & EQUIPMENT (1.39%)
 Pitney Bowes                                      2,900               106,314
OIL COMPANY-EXPLORATION & PRODUCTION (4.95%)
 Apache                                            1,600                82,560
 EOG Resources                                     2,300                81,351
 Ocean Energy                                      3,300                60,225
 Talisman Energy                                   2,100                73,731
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                    $
 XTO Energy                                        4,500                81,000
                                                                       378,867
OIL COMPANY-INTEGRATED (3.10%)
 Conoco                                            2,900                74,530
 Imperial Oil                                      2,800                77,028
 USX-Marathon Group                                3,100                85,529
                                                                       237,087
PHARMACY SERVICES (1.56%)
 Omnicare                                          6,000               119,280
PIPELINES (0.94%)
 Equitable Resources                               2,200                72,402
PRINTING-COMMERCIAL (1.59%)
 Valassis Communications                           3,900               121,680
PROPERTY & CASUALTY INSURANCE (3.99%)
 ACE                                               3,200               112,800
 Chubb                                             1,300                88,790
 XL Capital                                        1,200               104,232
                                                                       305,822
PUBLICLY TRADED INVESTMENT FUND (4.96%)
 S&P MidCap 400 Depository Receipts                4,600               380,190
PUBLISHING-NEWSPAPERS (1.32%)
 Knight Ridder                                     1,800               101,250
RADIO (0.81%)
 Westwood One                                      2,600                61,854
REGIONAL BANKS (0.72%)
 Comerica                                          1,200                55,308
RETAIL-APPAREL & SHOE (1.80%)
 Payless Shoesource /1/                            1,900               100,415
 Ross Stores                                       1,200                37,560
                                                                       137,975
RETAIL-MAJOR DEPARTMENT STORE (1.23%)
 May Department Stores                             3,000                94,350
RETAIL-RESTAURANTS (1.12%)
 Tricon Global Restaurants /1/                     1,700                86,003
SAVINGS & LOANS/THRIFTS (2.95%)
 Astoria Financial                                 1,600                83,344
 Golden State Bancorp                              2,600                65,936
 Greenpoint Financial                              2,400                76,920
                                                                       226,200
TELECOMMUNICATION EQUIPMENT (2.02%)
 Comverse Technology /1/                           3,300                62,073
 Harris                                            2,700                92,556
                                                                       154,629
TRANSPORT-MARINE (1.48%)
 Teekay Shipping                                   4,100               113,324
TRANSPORT-RAIL (2.25%)
 Canadian National Railway                         1,800                71,280
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-RAIL (CONTINUED)
                                                                    $
 CSX                                               3,000               101,100
                                                                       172,380
TRAVEL SERVICES (1.13%)
 Sabre Holdings /1/                                3,300                86,790
                                    TOTAL COMMON STOCKS              6,920,915
                                                                    ----------

                   TOTAL PORTFOLIO INVESTMENTS (90.36%)              6,920,915
CASH AND RECEIVABLES, NET OF LIABILITIES (9.64%)                       737,994
                             TOTAL NET ASSETS (100.00%)             $7,658,909
                                                                    ------------

1    Non-income producing security.

See accompanying notes.

                                      215



                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND I

                                OCTOBER 31, 2001

                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (89.78%)
BANKS (1.97%)
                                                                   $
 Boston Private Financial Holdings                8,600               174,666
CASINO HOTELS (0.66%)
 M T R Gaming Group                               5,500                58,300
CASINO SERVICES (1.84%)
 Alliance Gaming /1/                              8,200               162,360
CELLULAR TELECOMMUNICATIONS (0.99%)
 AirGate PCS /1/                                  1,700                87,482
COMMERCIAL BANKS (0.58%)
 Commerce Bancorp                                   700                51,100
COMMERCIAL SERVICES (7.56%)
 Alliance Data Systems /1/                       12,800               204,800
 Boron Lepore & Associates /1/                    6,500                83,525
 Coinstar /1/                                     9,100               168,077
 Iron Mountain /1/                                1,900                74,195
 Memberworks /1/                                 15,300               137,700
                                                                      668,297
COMPUTERS-OTHER (0.76%)
 Concurrent Computer /1/                          5,700                66,918
COMPUTERS-VOICE RECOGNITION (1.03%)
 Talx                                             5,370                91,290
DECISION SUPPORT SOFTWARE (1.87%)
 NETIQ /1/                                        1,800                50,670
 Precise Software Solutions /1/                   6,000               114,660
                                                                      165,330
DIAGNOSTIC EQUIPMENT (0.15%)
 Therasense                                         500                12,900
DIRECT MARKETING (0.28%)
 Provell                                         13,300                24,472
E-SERVICES/CONSULTING (1.76%)
 Websense /1/                                     6,400               155,520
EDUCATIONAL SOFTWARE (0.73%)
 PLATO Learning                                   4,533                64,373
ELECTRONIC COMPONENTS & ACCESSORIES (0.58%)
 Integrated Circuit Systems                       3,000                51,030
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.70%)
 Intersil Holding /1/                             2,400                78,600
 Kopin /1/                                        3,300                41,547
 Microsemi                                        2,800                98,000
 OAK Technology /1/                              10,900               108,891
                                                                      327,038
ENTERPRISE SOFTWARE/SERVICE (0.65%)
 Micromuse /1/                                    6,200                57,350
ENTERTAINMENT SOFTWARE (0.45%)
 Activision /1/                                   1,100                39,765
FINANCE-INVESTMENT BANKER & BROKER (0.80%)
 Investment Technology Group                      1,100                70,851
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTHCARE SAFETY DEVICE (0.86%)
                                                                   $
 Med-Design                                       3,800                76,190
HEALTHCARE-PRODUCTS (1.26%)
 Oakley /1/                                      10,400               111,072
HEALTHCARE-SERVICES (1.15%)
 Dianon Systems /1/                               2,200               101,420
INSURANCE (2.21%)
 HCC Insurance Holdings                           7,100               195,179
INSURANCE BROKERS (1.07%)
 Arthur J. Gallagher                              2,600                95,004
INTERNET APPLICATION SOFTWARE (0.65%)
 Stellent                                         2,800                57,400
INTERNET CONTENT-INFORMATION/NEWS (1.30%)
 SkillSoft /1/                                    5,000               114,750
INTERNET SECURITY (2.62%)
 Secure Computing /1/                             5,800                94,830
 SonicWall /1/                                    6,600                93,720
 WatchGuard Technologies /1/                      4,800                43,440
                                                                      231,990
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.98%)
 Affiliated Managers Group /1/                    1,400                86,380
MEDIA (1.93%)
 Crown Media Holdings /1/                        16,600               170,648
MEDICAL INFORMATION SYSTEM (0.91%)
 Cerner /1/                                       1,500                80,625
MEDICAL INSTRUMENTS (0.70%)
 Endocare                                         2,800                62,160
MEDICAL PRODUCTS (3.41%)
 American Medical Systems Holding /1/            10,000               190,000
 PolyMedica /1/                                   4,200                69,300
 Wright Medical Group /1/                         2,800                42,000
                                                                      301,300
MEDICAL-BIOMEDICAL/GENE (0.96%)
 Integra LifeSciences Holdings                    2,900                85,260
MEDICAL-DRUGS (3.14%)
 Cephalon /1/                                     2,600               163,930
 OSI Pharmaceuticals /1/                          2,500               114,200
                                                                      278,130
MEDICAL-GENERIC DRUGS (0.59%)
 Impax Laboratories /1/                           5,800                52,606
MEDICAL-HOSPITALS (1.15%)
 Province Healthcare /1/                          3,700               101,935
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (2.23%)
 Cross Country /1/                                  500                10,195
 Odyssey HealthCare                                 400                 6,900
 Option Care                                      4,300                73,745
 Select Medical                                   6,100               106,689
                                                                      197,529
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (1.60%)
                                                                   $
 Lantronix                                       22,000               141,460
OIL-FIELD SERVICES (2.18%)
 CAL Dive International /1/                       5,800               121,162
 Hanover Compressor /1/                           2,600                71,708
                                                                      192,870
PHARMACEUTICALS (2.56%)
 Cubist Pharmaceuticals /1/                       3,200               128,960
 Pharmacyclics /1/                                4,500                97,785
                                                                      226,745
PHARMACY SERVICES (1.31%)
 Accredo Health /1/                               3,400               116,008
RESEARCH & DEVELOPMENT (0.39%)
 Pharmaceutical Product Development /1/           1,300                34,671
RETAIL-APPAREL & SHOE (2.84%)
 Charlotte Russe Holding /1/                      4,400                62,480
 Christopher & Banks /1/                          3,800               125,210
 dELiA*s                                         10,200                63,138
                                                                      250,828
RETAIL-DISCOUNT (1.57%)
 Tuesday Morning                                 10,400               139,152
RETAIL-MAIL ORDER (0.88%)
 J. Jill Group /1/                                5,100                77,928
RETAIL-RESTAURANTS (0.51%)
 Krispy Kreme Doughnuts /1/                       1,300                45,461
SAVINGS & LOANS/THRIFTS (0.65%)
 New York Community Bancorp                       2,300                57,661
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.96%)
 Marvell Technology Group /1/                     7,200               175,248
 Xicor /1/                                        8,800                86,152
                                                                      261,400
SEMICONDUCTORS (3.97%)
 Artisan Components /1/                          26,000               221,000
 Microtune /1/                                    6,800               130,016
                                                                      351,016
SOFTWARE (2.41%)
 Intercept Group /1/                              2,300                82,110
 Iona Technologies /1/                            3,000                36,000
 Opnet Technologies /1/                           9,000                94,950
                                                                      213,060
TELECOMMUNICATIONS (3.16%)
 Ubiquitel /1/                                   14,200               129,930
 US Unwired /1/                                  12,400               149,792
                                                                      279,722
THERAPEUTICS (2.69%)
 Cell Therapeutics /1/                            4,100               123,123
 CV Therapeutics /1/                              2,900               114,376
                                                                      237,499
TOBACCO (0.89%)
 Vector Group                                     1,950                79,190
                                                 Shares
                                                  Held               Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-MARINE (2.63%)
                                                                   $
 ACLN                                             8,700               232,551
TRANSPORT-RAIL (1.82%)
 Railamerica                                     13,800               160,770
WEB PORTALS (1.28%)
 Earthlink /1/                                    7,700               112,805
                                   TOTAL COMMON STOCKS              7,939,417
                                                                   ----------

                  TOTAL PORTFOLIO INVESTMENTS (89.78%)              7,939,417
CASH AND RECEIVABLES, NET OF LIABILITIES (10.22%)                     904,204
                            TOTAL NET ASSETS (100.00%)             $8,843,621
                                                                   ------------

1    Non-income producing security.

See accompanying notes.

                                      217



                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND II

                                OCTOBER 31, 2001

                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (96.81%)
ADVERTISING SERVICES (0.93%)
                                                                    $
 R.H. Donnelley                                    1,400                36,960
AGRICULTURAL OPERATIONS (0.82%)
 Delta & Pine Land                                 1,800                32,490
AIRLINES (0.86%)
 Frontier Airlines /1/                             1,600                17,504
 Skywest                                             900                16,470
                                                                        33,974
APPLICATIONS SOFTWARE (1.09%)
 Compuware /1/                                     4,200                43,176
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.56%)
 Trex /1/                                          1,600                22,384
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.99%)
 Dycom Industries /1/                              3,300                39,435
CELLULAR TELECOMMUNICATIONS (0.98%)
 AirGate PCS /1/                                     100                 5,146
 Alamosa Holdings /1/                              2,400                33,792
                                                                        38,938
CHEMICALS-SPECIALTY (0.52%)
 H.B. Fuller                                         400                20,572
COMMERCIAL BANKS (3.79%)
 Commerce Bancorp.                                   800                58,400
 Silicon Valley Bancshares                         2,500                58,600
 TCF Financial                                       800                33,600
                                                                       150,600
COMMERCIAL SERVICE-FINANCE (0.20%)
 National Processing                                 300                 7,845
COMMERCIAL SERVICES (0.89%)
 Corporate Executive Board /1/                       500                15,285
 Plexus /1/                                          800                20,000
                                                                        35,285
COMMUNICATIONS SOFTWARE (1.83%)
 Seachange International /1/                       2,400                59,040
 SpeechWorks International /1/                     1,800                13,500
                                                                        72,540
COMPUTER SERVICES (0.64%)
 Cognizant Technology Solutions /1/                  900                25,398
COMPUTERS-INTEGRATED SYSTEMS (1.59%)
 Mentor Graphics                                   1,600                30,336
 Mercury Computer Systems /1/                        700                33,012
                                                                        63,348
COMPUTERS-MEMORY DEVICES (0.71%)
 Advanced Digital Information /1/                  1,900                28,386
COMPUTERS-VOICE RECOGNITION (0.28%)
 Nuance Communications /1/                         1,400                11,298
CONSULTING SERVICES (1.11%)
 DiamondCluster International /1/                  4,300                44,290
CONSUMER PRODUCTS-MISCELLANEOUS (1.18%)
 Blyth                                               800                15,576
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONSUMER PRODUCTS-MISCELLANEOUS (CONTINUED)
                                                                    $
 Dial                                                900                15,012
 Tupperware                                          800                16,312
                                                                        46,900
DECISION SUPPORT SOFTWARE (1.01%)
 NETIQ /1/                                         1,424                40,086
DIALYSIS CENTERS (1.24%)
 DaVita /1/                                        2,700                49,140
DIRECT MARKETING (1.21%)
 Advo                                                800                28,856
 Catalina Marketing /1/                              700                19,355
                                                                        48,211
DISTRIBUTION/WHOLESALE (0.58%)
 Owens & Minor                                     1,300                22,893
E-COMMERCE/SERVICES (0.86%)
 Priceline.com                                     3,700                17,797
 WebMD /1/                                         3,600                16,524
                                                                        34,321
E-SERVICES/CONSULTING (1.23%)
 Braun Consulting /1/                              7,500                29,175
 Keynote Systems /1/                               2,600                19,812
                                                                        48,987
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.24%)
 ACT Manufacturing /1/                             2,500                12,150
 DSP Group /1/                                       600                12,600
 Interlink Electronics /1/                         2,300                 7,107
 Technitrol                                          700                17,416
                                                                        49,273
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.04%)
 Alpha Industries                                  1,000                23,280
 AXT /1/                                             900                 9,828
 Cree /1/                                            500                 8,975
 Kopin /1/                                         1,400                17,626
 MIPS Technologies /1/                             1,300                12,155
 Pixelworks /1/                                      500                 5,050
 Semtech /1/                                         600                22,650
 Three-Five Systems                                1,400                21,714
 Transwitch /1/                                    2,400                 7,944
 Virata /1/                                        2,600                31,148
                                                                       160,370
ELECTRONIC MEASUREMENT INSTRUMENTS (0.71%)
 Trimble Navigation /1/                            1,600                28,160
ENTERPRISE SOFTWARE/SERVICE (1.73%)
 Legato Systems /1/                                4,300                36,077
 Micromuse /1/                                     1,700                15,725
 OTG Software /1/                                  2,900                16,762
                                                                        68,564
ENVIRONMENTAL CONSULTING & ENGINEERING (1.95%)
 Tetra Tech                                        3,000                77,640
FIDUCIARY BANKS (0.80%)
 Investors Financial Services                        600                31,740
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (1.07%)
                                                                    $
 CompuCredit                                       1,900                11,685
 Metris                                            1,900                30,799
                                                                        42,484
FINANCE-INVESTMENT BANKER & BROKER (0.73%)
 LaBranche /1/                                     1,000                28,890
FOOD-MISCELLANEOUS/DIVERSIFIED (1.09%)
 Hain Celestial Group /1/                          2,200                43,384
FOOD-WHOLESALE/DISTRIBUTION (0.30%)
 Performance Food Group /1/                          400                11,756
GARDEN PRODUCTS (0.22%)
 Toro                                                200                 8,580
HUMAN RESOURCES (0.69%)
 Heidrick & Struggles /1/                          1,800                27,288
INSTRUMENTS-CONTROLS (0.81%)
 Mettler Toledo International /1/                    700                32,137
INTERNET APPLICATION SOFTWARE (0.70%)
 Liberate Technologies /1/                         2,800                27,664
INTERNET FINANCIAL SERVICES (1.35%)
 Net.B@nk /1/                                      6,500                53,495
INTERNET INFRASTRUCTURE SOFTWARE (0.07%)
 724 Solutions /1/                                 1,900                 2,945
INTERNET SECURITY (0.60%)
 Internet Security Systems /1/                       900                23,805
INTERNET TELEPHONY (0.12%)
 Clarent /1/                                       2,400                 4,800
MACHINERY-PUMPS (0.49%)
 Graco                                               600                19,500
MARINE SERVICES (0.50%)
 Trico Marine Services /1/                         3,100                19,902
MEDICAL IMAGING SYSTEMS (1.40%)
 Microvision /1/                                   4,000                55,640
MEDICAL INSTRUMENTS (0.53%)
 Techne                                              700                21,098
MEDICAL PRODUCTS (1.25%)
 Inamed /1/                                        2,600                49,530
MEDICAL-BIOMEDICAL/GENE (8.83%)
 Applied Molecular Evolution /1/                   2,900                27,753
 Aviron /1/                                          700                23,310
 Cambrex                                             600                22,200
 Charles River Laboratories International
  /1/                                              1,500                50,400
 CuraGen /1/                                       1,700                39,219
 Enzon /1/                                           700                43,295
 Gene Logic /1/                                    1,100                14,740
 Incyte Genomics /1/                               2,100                31,290
 Inhale Therapeutic Systems /1/                    1,400                24,500
 Lexicon Genetics /1/                              4,300                42,312
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (CONTINUED)
                                                                    $
 Maxygen /1/                                       2,200                31,768
                                                                       350,787
MEDICAL-DRUGS (2.57%)
 Celgene /1/                                       2,000                65,840
 Pharmacopeia /1/                                  2,300                36,340
                                                                       102,180
MEDICAL-GENERIC DRUGS (1.67%)
 Alpharma                                          2,400                66,480
MEDICAL-HOSPITALS (0.14%)
 Tenet Healthcare /1/                                100                 5,752
MEDICAL-NURSING HOMES (0.88%)
 Manor Care /1/                                    1,500                35,040
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (1.62%)
 Lincare Holdings /1/                              2,500                64,250
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.80%)
 AmerisourceBergen                                   500                31,780
MOTION PICTURES & SERVICES (1.41%)
 Macrovision /1/                                     400                 9,844
 Zomax /1/                                         9,100                46,046
                                                                        55,890
NETWORKING PRODUCTS (0.50%)
 SafeNet /1/                                       2,000                19,980
OIL & GAS DRILLING (0.59%)
 Patterson-UTI Energy /1/                          1,300                23,426
OIL FIELD MACHINERY & EQUIPMENT (0.99%)
 Lone Star Technologies /1/                          700                11,508
 National-Oilwell /1/                              1,500                27,780
                                                                        39,288
OIL-FIELD SERVICES (2.03%)
 Key Energy Services /1/                           3,400                29,580
 Tidewater                                           800                24,176
 Varco International /1/                           1,800                27,000
                                                                        80,756
PHYSICAL THERAPY & REHABILITATION CENTERS (0.82%)
 Healthsouth /1/                                   2,500                32,550
POWER CONVERTER & SUPPLY EQUIPMENT (0.71%)
 Advanced Energy Industries /1/                    1,400                28,126
PRECIOUS METALS (0.55%)
 Stillwater Mining /1/                             1,400                21,826
PROPERTY & CASUALTY INSURANCE (0.69%)
 Philadelphia Consolidated Holding /1/               700                27,433
PUBLISHING-BOOKS (0.67%)
 Scholastic /1/                                      600                26,820
RADIO (0.56%)
 Radio One /1/                                     1,600                18,640
 Sirius Satellite Radio /1/                        1,500                 3,735
                                                                        22,375
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (0.93%)
                                                                    $
 Pacific Sunwear of California /1/                 2,700                37,125
RETAIL-BEDDING (0.92%)
 Linens 'N Things /1/                              2,000                36,400
RETAIL-COMPUTER EQUIPMENT (1.31%)
 Insight Enterprises /1/                           3,200                52,000
RETAIL-DISCOUNT (0.53%)
 Factory 2-U Stores /1/                            1,500                21,210
RETAIL-MAIL ORDER (0.91%)
 Williams-Sonoma /1/                               1,400                36,260
RETAIL-RESTAURANTS (1.41%)
 P.F. Chang's China Bistro /1/                       800                31,704
 Ruby Tuesday                                      1,400                24,136
                                                                        55,840
SCHOOLS (1.91%)
 Career Education /1/                              1,700                44,319
 Learning Tree International /1/                   1,500                31,560
                                                                        75,879
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.67%)
 Anadigics /1/                                     1,900                28,234
 Exar /1/                                          1,200                27,048
 Globespan /1/                                     1,500                17,940
 Triquint Semiconductor /1/                        1,856                32,814
                                                                       106,036
SEMICONDUCTOR EQUIPMENT (3.88%)
 Asyst Technologies /1/                            1,800                16,380
 ATMI /1/                                          1,100                20,966
 Axcelis Technologies /1/                          1,600                20,976
 Credence Systems /1/                              1,900                25,840
 PRI Automation /1/                                2,200                36,168
 Varian Semiconductor Equipment Associates
  /1/                                                700                21,028
 Veeco Instruments /1/                               500                12,730
                                                                       154,088
SOFTWARE (1.62%)
 Intercept Group /1/                               1,800                64,260
STEEL PIPE & TUBE (0.09%)
 NS Group                                            500                 3,425
STEEL-PRODUCERS (0.39%)
 Steel Dynamics /1/                                1,500                15,600
TELECOM EQUIPMENT FIBER OPTICS (1.33%)
 Avanex /1/                                        1,100                 5,456
 C-COR.net /1/                                     2,900                19,865
 Harmonic /1/                                      3,400                27,438
                                                                        52,759
TELECOMMUNICATION EQUIPMENT (0.82%)
 Digital Lightwave /1/                             1,600                 9,648
 Tollgrade Communications /1/                        900                22,941
                                                                        32,589
TELECOMMUNICATION SERVICES (0.92%)
 Illuminet Holdings /1/                              900                32,184
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
                                                                    $
 Leap Wireless International /1/                     300                 4,461
                                                                        36,645
THERAPEUTICS (2.38%)
 Cell Therapeutics /1/                             1,500                45,045
 CV Therapeutics /1/                                 500                19,720
 Tularik /1/                                       1,300                29,900
                                                                        94,665
WEB HOSTING & DESIGN (0.41%)
 Macromedia /1/                                    1,100                16,456
WIRELESS EQUIPMENT (0.86%)
 Netro /1/                                         3,300                12,705
 TeleCorp                                          1,600                21,472
                                                                        34,177
                                    TOTAL COMMON STOCKS              3,846,255
                                                                    ----------

                   TOTAL PORTFOLIO INVESTMENTS (96.81%)              3,846,255
CASH AND RECEIVABLES, NET OF LIABILITIES (3.19%)                       126,549
                             TOTAL NET ASSETS (100.00%)             $3,972,804
                                                                    ------------

1    Non-income producing security.

See accompanying notes.

                                      220



                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP VALUE FUND

                                OCTOBER 31, 2001

                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (95.82%)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.70%)
                                                                   $
 Borg Warner                                      1,800                 76,896
 Tower Automotive /1/                            16,600                101,592
                                                                       178,488
BEVERAGES-WINE & SPIRITS (1.29%)
 Constellation Brands /1/                         3,300                135,432
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.06%)
 Dycom Industries /1/                             9,300                111,135
BUILDING-RESIDENTIAL & COMMERCIAL (1.55%)
 Centex                                           2,200                 84,172
 Pulte                                            2,400                 78,000
                                                                       162,172
CHEMICALS-SPECIALTY (1.16%)
 Cytec Industries /1/                             5,100                122,043
COMMERCIAL BANKS (4.21%)
 Banknorth Group                                  6,800                149,124
 City National                                    2,300                 94,300
 Hudson United Bancorp                            7,600                197,524
                                                                       440,948
COMMERCIAL SERVICE-FINANCE (2.09%)
 NCO Group /1/                                   13,400                219,090
COMMERCIAL SERVICES (0.99%)
 Quanta Services /1/                              6,800                103,360
COMPUTER AIDED DESIGN (1.55%)
 Autodesk                                         4,900                162,778
COMPUTERS-PERIPHERAL EQUIPMENT (0.43%)
 Electronics for Imaging /1/                      2,300                 45,264
DATA PROCESSING & MANAGEMENT (2.63%)
 American Management Systems /1/                  5,800                 76,444
 Reynolds & Reynolds                              8,400                199,500
                                                                       275,944
DENTAL SUPPLIES & EQUIPMENT (2.10%)
 Dentsply International                           4,900                220,451
DIALYSIS CENTERS (3.00%)
 Renal Care Group /1/                            10,000                314,000
DIVERSIFIED MANUFACTURING OPERATIONS (1.24%)
 Pentair                                          4,100                130,175
ELECTRIC-INTEGRATED (2.93%)
 ALLETE                                           9,300                204,600
 Public Service Co. of New Mexico                 4,200                102,900
                                                                       307,500
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.82%)
 Pioneer Standard Electronics                     9,700                 86,233
ELECTRONIC PARTS DISTRIBUTION (0.92%)
 Avnet                                            4,671                 96,363
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.94%)
 Jacobs Engineering Group                         1,500                 98,310
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE/SERVICE (0.80%)
                                                                   $
 Hyperion Solutions /1/                           5,600                 84,000
ENVIRONMENTAL CONSULTING & ENGINEERING (1.73%)
 Tetra Tech                                       7,000                181,160
FINANCE-LEASING COMPANY (0.24%)
 Financial Federal                                1,000                 25,000
FINANCIAL GUARANTEE INSURANCE (1.38%)
 PMI Group                                        2,600                144,170
FOOD-DAIRY PRODUCTS (1.29%)
 Suiza Foods /1/                                  2,300                135,631
FOOD-MISCELLANEOUS/DIVERSIFIED (1.41%)
 Ralcorp Holdings /1/                             7,600                148,200
FOOTWEAR & RELATED APPAREL (1.69%)
 Wolverine World Wide                            12,000                176,760
GAS-DISTRIBUTION (1.16%)
 WGL Holdings                                     4,500                121,770
GOLF (2.07%)
 Callaway Golf                                   15,200                217,208
HEALTH CARE COST CONTAINMENT (3.27%)
 Orthodontic Centers of America /1/              13,600                343,128
HOME FURNISHINGS (1.54%)
 Furniture Brands International /1/               6,700                160,867
INSTRUMENTS-CONTROLS (1.24%)
 Photon Dynamics /1/                              4,900                129,850
INSURANCE (1.99%)
 HCC Insurance Holdings                           7,600                208,924
LIGHTING PRODUCTS & SYSTEMS (0.46%)
 SLI                                             19,300                 48,250
LOTTERY SERVICES (2.32%)
 Gtech Holdings /1/                               6,100                243,390
MEDICAL PRODUCTS (2.67%)
 Henry Schein /1/                                 4,800                162,000
 Mentor                                           4,200                117,264
                                                                       279,264
MEDICAL-HMO (2.14%)
 Mid Atlantic Medical Services /1/               12,100                224,455
MULTI-LINE INSURANCE (1.82%)
 Old Republic International                       7,500                190,275
NETWORKING PRODUCTS (3.76%)
 Anixter International /1/                        7,300                181,040
 Black Box /1/                                    1,400                 63,042
 Cable Design Technologies /1/                   11,700                149,526
                                                                       393,608
OIL & GAS DRILLING (1.71%)
 Helmerich & Payne                                5,900                178,947
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL REFINING & MARKETING (1.87%)
                                                                   $
 Valero Energy                                    5,200                195,520
OIL-FIELD SERVICES (1.17%)
 Seacor Smit /1/                                  3,100                122,884
PRINTING-COMMERCIAL (1.19%)
 Valassis Communications                          4,000                124,800
PROPERTY & CASUALTY INSURANCE (2.60%)
 Fidelity National Financial                      4,830                111,138
 First American                                   9,700                161,505
                                                                       272,643
RETAIL-AUTO PARTS (0.24%)
 O'Reilly Automotive /1/                            900                 25,434
RETAIL-HOME FURNISHINGS (3.12%)
 Pier 1 Imports                                  29,700                326,997
RETAIL-JEWELRY (1.37%)
 Zale /1/                                         5,000                143,100
RETAIL-RESTAURANTS (3.55%)
 CEC Entertainment /1/                            5,800                224,692
 Rare Hospitality International /1/               8,100                147,663
                                                                       372,355
RUBBER-TIRES (1.05%)
 Cooper Tire & Rubber                             8,300                109,643
SAVINGS & LOANS/THRIFTS (4.94%)
 Astoria Financial                                3,500                182,315
 Dime Bancorp                                     3,800                    798
 Greenpoint Financial                             2,800                 89,740
 Roslyn Bancorp                                   5,900                107,085
 Washington Federal                               6,100                138,165
                                                                       518,103
SEMICONDUCTOR EQUIPMENT (1.16%)
 Photronics /1/                                   4,900                121,618
SOAP & CLEANING PRODUCTS (1.46%)
 Church & Dwight                                  5,900                153,400
STEEL PIPE & TUBE (1.08%)
 Shaw Group /1/                                   4,100                112,750
TELECOMMUNICATION EQUIPMENT (2.70%)
 Adtran /1/                                       6,700                155,440
 Andrew /1/                                       7,000                127,190
                                                                       282,630
TEXTILE-HOME FURNISHINGS (1.57%)
 Mohawk Industries /1/                            3,800                164,160
                                              Shares Held
                                                                      Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (1.45%)
 USFreightways                                    4,900            $   152,439
                                   TOTAL COMMON STOCKS              10,043,019
                                                                   -----------

                  TOTAL PORTFOLIO INVESTMENTS (95.82%)              10,043,019
CASH AND RECEIVABLES, NET OF LIABILITIES (4.18%)                       438,324
                            TOTAL NET ASSETS (100.00%)             $10,481,343
                                                                   -------------

1    Non-income producing security.

See accompanying notes.

                                      222



                            SCHEDULE OF INVESTMENTS
                                REAL ESTATE FUND

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (95.36%)
APARTMENT REITS (20.59%)
                                                                       $
 Apartment Investment & Management                    5,200               218,244
 Archstone-Smith Trust                                4,100                99,220
 AvalonBay Communities                                2,000                90,800
 BRE Properties                                       5,400               156,600
 Camden Property Trust                                4,900               170,520
 Charles E. Smith Residential                         3,600               170,820
 Equity Residential Properties Trust                 14,200               368,490
 Essex Property Trust                                 1,800                84,330
 United Dominion Realty Trust                        11,100               158,619
                                                                        1,517,643
DIVERSIFIED REITS (3.93%)
 Glenborough Realty Trust                             3,200                55,648
 Lexington Corporate Properties Trust                 2,700                37,800
 Vornado Realty Trust                                 5,000               196,000
                                                                          289,448
FACTORY OUTLET REITS (1.82%)
 Chelsea Property Group                               3,000               134,400
HOTEL REITS (1.41%)
 Hospitality Properties Trust                         4,200               104,202
MALL REITS (6.91%)
 CBL & Associates Properties                          5,100               148,512
 Macerich                                             4,800               116,160
 Simon Property Group                                 8,900               244,750
                                                                          509,422
MANUFACTURED HOUSING REITS (2.99%)
 Chateau Communities                                  2,400                75,600
 Manufactured Home Communities                        2,400                73,320
 Sun Communities                                      1,900                71,250
                                                                          220,170
MORTGAGE, MIXED USE & MISCELLANEOUS REITS (1.96%)
 Capital Automotive                                   7,460               144,351
OFFICE & INDUSTRIAL REITS (34.80%)
 Alexandria Real Estate Equities                      1,300                52,260
 AMB Property                                         7,200               175,032
 Arden Realty                                         7,400               182,262
 Boston Properties                                    2,300                81,305
 Brandywine Realty Trust                              3,400                67,116
 Cabot Industrial Trust                               2,100                50,022
 CarrAmerica Realty                                   5,900               167,029
 Centerpoint Properties                                 870                40,455
 Duke-Weeks Realty                                    2,600                59,930
 Equity Office Properties Trust                      23,038               656,583
 Highwoods Properties                                 6,200               146,320
 Liberty Property Trust                               6,700               179,560
 Mack-Cali Realty                                     7,800               241,800
 Prentiss Properties Trust                            3,400                86,360
 Prologis Trust                                       7,700               153,461
 PS Business Parks                                      800                22,456
 Reckson Associates Realty                            2,600                62,738
 SL Green Realty                                      4,700               140,154
                                                                        2,564,843
SELF STORAGE REITS (7.56%)
 Public Storage                                      12,100               397,969
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SELF STORAGE REITS (CONTINUED)
                                                                       $
 Shurgard Storage Centers                             1,700                51,102
 Storage USA                                          2,700               108,405
                                                                          557,476
SHOPPING CENTER REITS (13.39%)
 Developers Diversified Realty                        9,400               171,080
 JP Realty                                            2,500                52,500
 Kimco Realty                                         6,600               322,674
 New Plan Excel Realty Trust                          5,000                88,900
 Pan Pacific Retail Properties                        6,900               191,475
 Realty Income                                        5,600               160,160
                                                                          986,789
                                       TOTAL COMMON STOCKS              7,028,744

                                                 Principal
                                                   Amount                Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.92%)
FINANCE-CONSUMER LOANS (3.92%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association             10,000,000
                                                 $                     $
  2.46%; 11/01/01                                   288,927               288,927
                                    TOTAL COMMERCIAL PAPER                288,927
                                                                       ----------

                      TOTAL PORTFOLIO INVESTMENTS (99.28%)              7,317,671
CASH AND RECEIVABLES, NET OF LIABILITIES (0.72%)                           53,405
                                TOTAL NET ASSETS (100.00%)             $7,371,076
                                                                       ------------




                                      223

See accompanying notes.




                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND

                                OCTOBER 31, 2001

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (91.08%)
AEROSPACE & DEFENSE EQUIPMENT (0.50%)
                                                                         $
 DRS Technologies /1/                                     810                32,683
 Moog                                                     300                 6,522
                                                                             39,205
AIRLINES (0.09%)
 Airtran Holdings /1/                                   1,900                 7,182
APPLICATIONS SOFTWARE (0.81%)
 Barra /1/                                              1,081                49,996
 Caminus /1/                                              400                 7,036
 Vastera /1/                                              500                 6,100
                                                                             63,132
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.00%)
 American Axle & Manufacturing Holdings /1/               400                 6,760
 ArvinMeritor                                             600                 9,012
 Borg Warner                                            1,361                58,142
 Dura Automotive Systems /1/                              500                 3,810
                                                                             77,724
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.09%)
 Dycom Industries /1/                                     600                 7,170
BUILDING PRODUCTS-AIR & HEATING (0.89%)
 Nortek                                                 1,160                23,374
 York International                                     1,500                45,960
                                                                             69,334
BUILDING PRODUCTS-DOORS & WINDOWS (0.21%)
 Apogee Enterprises                                     1,160                16,194
BUILDING PRODUCTS-LIGHT FIXTURES (0.07%)
 Genlyte Group /1/                                        200                 5,360
BUILDING PRODUCTS-WOOD (0.67%)
 Rayonier                                               1,224                52,363
BUILDING-MAINTENANCE & SERVICE (0.13%)
 Encompass Services /1/                                 3,180                 9,731
BUILDING-MOBIL HOME & MANUFACTURE HOUSING (0.06%)
 Champion Enterprises /1/                                 500                 4,405
BUILDING-RESIDENTIAL & COMMERCIAL (1.71%)
 Lennar                                                 1,210                43,875
 M/I Schottenstein Homes                                  570                21,061
 Pulte                                                    626                20,345
 Ryland Group                                             900                48,150
                                                                            133,431
CABLE TV (0.07%)
 Lodgenet Entertainment /1/                               371                 5,606
CASINO HOTELS (0.66%)
 Aztar /1/                                              1,925                27,624
 Mandalay Resort Group /1/                              1,439                23,743
                                                                             51,367
CASINO SERVICES (0.61%)
 Alliance Gaming                                        1,110                21,978
 Anchor Gaming /1/                                        510                25,923
                                                                             47,901
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (1.04%)
                                                                         $
 Alamosa Holdings /1/                                   1,340                18,867
 Boston Communications Group /1/                        1,400                12,950
 Price Communications /1/                               1,433                26,009
 Rural Cellular /1/                                       200                 4,542
 Triton PCS Holdings /1/                                  570                18,343
                                                                             80,711
CERAMIC PRODUCTS (0.25%)
 Dal-Tile International /1/                             1,200                19,452
CIRCUIT BOARDS (0.07%)
 Merix /1/                                                300                 5,064
COAL (0.33%)
 Alliance Resource Partners                               480                11,990
 Consol Energy                                            500                13,800
                                                                             25,790
COLLECTIBLES (0.34%)
 Topps                                                  2,570                26,342
COMMERCIAL BANKS (4.23%)
 BOK Financial /1/                                        200                 6,200
 Capital Crossing Bank /1/                                300                 6,000
 Chemical Financial                                       200                 5,458
 Colonial Bancgroup                                     3,234                40,748
 Community Trust Bancorp                                  200                 4,400
 Corus Bankshares                                         100                 4,190
 F.N.B.                                                   555                13,520
 First Citizens BancShares                                100                 9,400
 Hibernia                                               5,443                82,734
 Old Second Bancorp                                       100                 3,450
 Pacific Century Financial                                240                 5,592
 Provident Bankshares                                   1,074                23,649
 Republic Bancorp.                                      1,890                27,877
 Riggs National                                         1,100                15,565
 Seacoast Banking                                         100                 4,186
 Simmons First National                                   100                 3,178
 South Financial Group                                  1,690                26,956
 Sterling Bancorp                                         520                13,936
 Susquehanna Bancshares                                   950                20,093
 UMB Financial                                            300                12,606
                                                                            329,738
COMMERCIAL SERVICE-FINANCE (0.15%)
 Century Business Services /1/                          1,600                 2,848
 Clark/Bardes                                             400                 8,800
                                                                             11,648
COMPUTER AIDED DESIGN (0.65%)
 Autodesk                                               1,300                43,186
 MSC.Software                                             600                 7,530
                                                                             50,716
COMPUTER SERVICES (0.43%)
 CACI International /1/                                   380                23,640
 Perot Systems                                            600                10,170
                                                                             33,810
COMPUTERS-INTEGRATED SYSTEMS (1.75%)
 Avant! /1/                                             1,704                17,227
 Echelon                                                  500                 6,800
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
                                                                         $
 Kronos /1/                                               250                14,347
 Mentor Graphics                                        4,162                78,912
 MTS Systems                                              700                 8,155
 Systems & Computer Technology /1/                        900                11,025
                                                                            136,466
COMPUTERS-MEMORY DEVICES (1.52%)
 Hutchison Technology /1/                               1,300                23,634
 Quantum /1/                                            4,341                36,595
 Read-Rite /1/                                          1,300                 6,474
 Storage Technology /1/                                 1,800                33,786
 Western Digital /1/                                    5,400                18,090
                                                                            118,579
CONSUMER PRODUCTS-MISCELLANEOUS (0.03%)
 Central Garden & Pet /1/                                 300                 2,235
CONTAINERS-METAL & GLASS (0.57%)
 Ball                                                     455                28,001
 Owens-Illinois /1/                                     2,650                16,165
                                                                             44,166
CONTAINERS-PAPER & PLASTIC (0.49%)
 Pactiv /1/                                             2,340                37,908
DATA PROCESSING & MANAGEMENT (1.46%)
 American Management Systems /1/                          400                 5,272
 Information Resources /1/                              2,000                14,500
 National Data                                            960                33,792
 Probusiness Services /1/                                 280                 4,894
 Reynolds & Reynolds                                    2,320                55,100
                                                                            113,558
DIAGNOSTIC KITS (0.47%)
 Inverness Medical Technology /1/                         960                36,720
DIALYSIS CENTERS (0.91%)
 DaVita /1/                                             3,910                71,162
DISTRIBUTION/WHOLESALE (0.96%)
 Building Material Holding /1/                            400                 4,800
 Handleman                                              5,702                70,135
                                                                             74,935
DIVERSIFIED MANUFACTURING OPERATIONS (1.44%)
 A.O. Smith                                               300                 4,740
 ESCO Technologies                                        560                15,546
 Griffon /1/                                            1,760                20,328
 Harsco                                                 1,139                36,391
 Pentair                                                  980                31,115
 Pittston Brink's Group                                   200                 3,850
                                                                            111,970
DIVERSIFIED OPERATIONS (0.14%)
 Triarc                                                   470                10,857
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.88%)
 Viad                                                   3,509                68,425
E-COMMERCE/SERVICES (0.49%)
 HotJobs.com /1/                                        1,100                 6,457
 Priceline.com                                          5,410                26,022
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
E-COMMERCE/SERVICES (CONTINUED)
                                                                         $
 Travelocity.com /1/                                      400                 5,836
                                                                             38,315
E-SERVICES/CONSULTING (0.46%)
 Digital Insight /1/                                    1,850                30,802
 Saba Software                                          1,900                 5,339
                                                                             36,141
ELECTRIC-INTEGRATED (2.13%)
 EL Paso Electric                                       3,346                45,506
 Public Service Co. of New Mexico                       1,150                28,175
 RGS Energy Group                                       1,381                52,961
 Western Resources                                      1,760                28,829
 WPS Resources                                            300                10,170
                                                                            165,641
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.65%)
 Fairchild Semiconductor International /1/                400                 8,500
 General Semiconductor                                  1,100                11,660
 HI/FN /1/                                                500                 7,185
 OAK Technology /1/                                     2,350                23,476
                                                                             50,821
ELECTRONIC DESIGN AUTOMA (0.64%)
 Numerical Technologies                                 2,010                49,607
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.38%)
 EMCOR Group /1/                                          750                29,340
ENTERPRISE SOFTWARE/SERVICE (0.47%)
 Sybase /1/                                             2,696                36,666
ENTERTAINMENT SOFTWARE (1.22%)
 Acclaim Entertainment /1/                              2,900                13,630
 Activision /1/                                         2,023                73,131
 Take-Two Interactive Software /1/                        600                 8,358
                                                                             95,119
FINANCE-CREDIT CARD (0.22%)
 Metris                                                 1,050                17,021
FINANCE-INVESTMENT BANKER & BROKER (0.50%)
 Raymond James Financial                                1,343                39,256
FINANCE-MORTGAGE LOAN/BANKER (0.33%)
 Doral Financial                                          200                 6,974
 Federal Agricultural Mortgage                            420                18,396
                                                                             25,370
FOOD-BAKING (0.18%)
 Interstate Bakeries                                      580                13,671
FOOD-DAIRY PRODUCTS (0.76%)
 Suiza Foods /1/                                        1,004                59,206
FOOD-MEAT PRODUCTS (1.13%)
 Smithfield Foods /1/                                   4,190                88,199
FOOD-MISCELLANEOUS/DIVERSIFIED (0.65%)
 Corn Products International                              930                27,993
 Dole Food                                              1,110                22,600
                                                                             50,593
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-RETAIL (0.75%)
                                                                         $
 Great Atlantic & Pacific Tea                           2,170                40,319
 Ruddick                                                1,190                18,147
                                                                             58,466
FOOD-WHOLESALE/DISTRIBUTION (0.22%)
 Nash Finch                                               730                16,827
FUNERAL SERVICE & RELATED ITEMS (0.42%)
 Service Corp. International                            5,090                32,423
GARDEN PRODUCTS (0.52%)
 Toro                                                     940                40,326
GAS-DISTRIBUTION (0.93%)
 AGL Resources                                          1,480                30,562
 Southwest Gas                                          1,110                22,866
 UGI                                                      650                18,785
                                                                             72,213
HEALTH CARE COST CONTAINMENT (0.25%)
 MedQuist                                                 800                19,440
HOTELS & MOTELS (0.40%)
 Crestline Capital /1/                                    704                20,346
 LaSalle Hotel Properties /1/                           1,000                 8,200
 Wyndham International                                  4,100                 2,665
                                                                             31,211
IDENTIFICATION SYSTEM/DEVELOPMENT (0.18%)
 Paxar /1/                                              1,293                14,288
INDUSTRIAL AUTOMATION & ROBOTS (0.01%)
 Gerber Scientific                                        100                 1,099
INDUSTRIAL GASES (0.63%)
 Airgas /1/                                             3,660                49,227
INSURANCE BROKERS (0.33%)
 Hilb, Rogal & Hamilton                                   450                26,069
INTERNET APPLICATION SOFTWARE (0.52%)
 Centra Software                                        2,100                11,067
 Liberate Technologies /1/                                800                 7,904
 WebEx Communications /1/                                 700                21,560
                                                                             40,531
INTERNET CONTENT-INFORMATION/NEWS (0.16%)
 ProQuest                                                 370                12,654
INTERNET FINANCIAL SERVICES (0.14%)
 Net.B@nk /1/                                           1,360                11,193
INTERNET INFRASTRUCTURE SOFTWARE (0.09%)
 Asiainfo Holdings /1/                                    500                 6,675
INTERNET SECURITY (0.86%)
 Mcafee.com                                             1,780                39,160
 Secure Computing /1/                                   1,720                28,122
                                                                             67,282
LIFE & HEALTH INSURANCE (0.31%)
 AmerUs Group                                             791                23,944
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LOTTERY SERVICES (1.21%)
                                                                         $
 Gtech Holdings /1/                                     2,370                94,563
MACHINERY TOOLS & RELATED PRODUCTS (0.91%)
 Kennametal                                             2,018                70,993
MACHINERY-DIVERSIFIED (0.31%)
 Brooks Automation /1/                                    750                24,210
MACHINERY-GENERAL INDUSTRY (0.51%)
 Albany International                                   1,280                24,960
 Tecumseh Products                                        330                15,097
                                                                             40,057
MACHINERY-MATERIAL HANDLING (0.32%)
 Nacco Industries                                         470                24,581
MACHINERY-PRINT TRADE (0.51%)
 Imation /1/                                            1,880                39,424
MEDICAL IMAGING SYSTEMS (0.11%)
 TriPath Imaging                                        1,400                 8,414
MEDICAL INSTRUMENTS (0.78%)
 Beckman Coulter                                        1,436                60,987
MEDICAL STERILIZATION PRODUCT (0.21%)
 Steris /1/                                               720                16,128
MEDICAL-BIOMEDICAL/GENE (1.05%)
 Arqule /1/                                               800                 7,360
 Bio-Technology General /1/                             1,300                 9,295
 Enzo Biochem /1/                                         400                 8,208
 Lexicon Genetics /1/                                   1,400                13,776
 Serologicals                                           1,800                31,770
 Xoma                                                   1,560                11,653
                                                                             82,062
MEDICAL-DRUGS (0.52%)
 Perrigo /1/                                            2,740                40,525
MEDICAL-HMO (1.67%)
 Health Net /1/                                         1,810                39,730
 Magellan Health Services                               2,050                19,988
 Mid Atlantic Medical Services /1/                        879                16,305
 Oxford Health Plans /1/                                1,243                29,285
 Sierra Health Services /1/                             3,300                24,420
                                                                            129,728
MEDICAL-HOSPITALS (1.01%)
 LifePoint Hospitals /1/                                  530                16,525
 Universal Health Services                              1,546                62,443
                                                                             78,968
MEDICAL-NURSING HOMES (0.79%)
 Beverly Enterprises /1/                                1,750                13,108
 Manor Care /1/                                         2,070                48,355
                                                                             61,463
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.88%)
 Apria Healthcare Group /1/                             2,995                68,885
METAL PROCESSORS & FABRICATION (0.77%)
 Circor International                                     400                 7,060
 Precision Castparts                                      347                 7,891
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL PROCESSORS & FABRICATION (CONTINUED)
                                                                         $
 Quanex                                                   611                15,855
 Worthington Industries                                 2,270                29,510
                                                                             60,316
MISCELLANEOUS INVESTING (6.79%)
 Apartment Investment & Management                        320                13,430
 Associated Estates Realty                                600                 5,244
 Boston Properties                                        520                18,382
 Capstead Mortgage                                        850                24,072
 CBL & Associates Properties                              550                16,016
 Charles E. Smith Residential                             355                16,845
 Chateau Communities                                      300                 9,450
 Chelsea Property Group                                   634                28,403
 Federal Realty Investment Trust                          270                 5,891
 FelCor Lodging Trust                                   1,126                15,640
 General Growth Properties                              1,342                49,144
 Glenborough Realty Trust                                 711                12,364
 Glimcher Realty Trust                                  1,450                23,693
 Home Properties of New York                              791                24,213
 Innkeepers USA Trust                                     700                 4,851
 La Quinta Properties                                   1,300                 6,955
 Macerich                                                 870                21,054
 Meristar Hospitality                                   1,392                13,224
 Mills                                                  1,258                27,475
 National Golf Properties                                 400                 6,028
 Nationwide Health Properties                             690                13,593
 Pennsylvania Real Estate Invest Trust                    250                 5,538
 Prentiss Properties Trust                                350                 8,890
 Prime Group Realty Trust                                 810                 7,736
 Reckson Associates Realty                                941                21,643
 Redwood Trust                                            600                14,820
 Regency Centers                                          230                 5,693
 Rouse                                                    600                15,762
 Saul Centers                                             347                 6,662
 Simon Property Group                                     730                20,075
 Tanger Factory Outlet Centers                            240                 4,896
 Taubman Centers                                        1,090                14,671
 Thornburg Mortgage                                       940                16,713
 United Dominion Realty Trust                           2,120                30,295
                                                                            529,361
MISCELLANEOUS MANUFACTURERS (0.24%)
 Aptargroup                                               630                18,963
MULTI-LINE INSURANCE (0.92%)
 Old Republic International                             2,820                71,543
NETWORKING PRODUCTS (0.51%)
 Anixter International /1/                                700                17,360
 Cable Design Technologies /1/                          1,773                22,659
                                                                             40,019
NON-FERROUS METALS (0.40%)
 Titanium Metals                                        1,600                 5,040
 USEC                                                   3,990                26,134
                                                                             31,174
NON-HAZARDOUS WASTE DISPOSAL (1.68%)
 Allied Waste Industries /1/                            4,497                44,610
 Casella Waste Systems                                    500                 5,845
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NON-HAZARDOUS WASTE DISPOSAL (CONTINUED)
                                                                         $
 Republic Services /1/                                  4,907                80,377
                                                                            130,832
NON-HOTEL GAMBLING (1.11%)
 Argosy Gaming /1/                                      2,975                86,364
OFFICE AUTOMATION & EQUIPMENT (0.76%)
 Ikon Office Solutions                                  6,080                58,915
OFFICE SUPPLIES & FORMS (0.55%)
 John H. Harland                                          832                16,116
 New England Business Services                            300                 5,241
 Wallace Computer Services                              1,410                21,855
                                                                             43,212
OIL COMPANY-EXPLORATION & PRODUCTION (1.29%)
 3TEC Energy                                              400                 5,824
 Patina Oil & Gas                                       2,140                57,673
 Range Resources /1/                                    3,430                15,366
 XTO Energy                                             1,200                21,600
                                                                            100,463
OIL REFINING & MARKETING (1.82%)
 Holly                                                    950                17,489
 Tesoro Petroleum                                       2,730                36,091
 Valero Energy                                          2,350                88,360
                                                                            141,940
PAPER & RELATED PRODUCTS (0.39%)
 Boise Cascade                                          1,055                30,131
PHARMACY SERVICES (0.38%)
 AdvancePCS /1/                                           490                29,777
PHYSICAL THERAPY & REHABILITATION CENTERS (0.31%)
 Healthsouth /1/                                        1,850                24,087
PHYSICIAN PRACTICE MANAGEMENT (0.43%)
 Pediatrix Medical Group /1/                              780                22,651
 US Oncology /1/                                        2,080                10,920
                                                                             33,571
PIPELINES (0.45%)
 Western Gas Resources                                  1,080                34,798
PRINTING-COMMERCIAL (0.32%)
 Banta                                                    575                16,704
 Consolidated Graphics /1/                                500                 8,200
                                                                             24,904
PROPERTY & CASUALTY INSURANCE (0.63%)
 Philadelphia Consolidated Holding                        300                11,757
 Stewart Information Services                             300                 5,730
 Vesta Insurance Group                                    600                 7,644
 White Mountains Insurance Group                           70                24,290
                                                                             49,421
PUBLISHING-BOOKS (0.55%)
 Scholastic /1/                                           950                42,465
PUBLISHING-NEWSPAPERS (0.09%)
 Lee Enterprises                                          200                 6,890
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REINSURANCE (0.58%)
                                                                         $
 RenaissanceRe Holdings                                   471                45,442
RENTAL AUTO & EQUIPMENT (0.74%)
 Aaron Rents                                              200                 3,490
 Dollar Thrifty Automotive Group /1/                    2,100                24,675
 Rent-A-Center /1/                                      1,090                29,702
                                                                             57,867
RESPIRATORY PRODUCTS (0.31%)
 Edwards Lifesciences /1/                                 940                23,876
RETAIL-APPAREL & SHOE (0.45%)
 Wet Seal /1/                                           1,717                34,941
RETAIL-AUTOMOBILE (0.62%)
 Group 1 Automotive /1/                                   560                15,008
 Sonic Automotive /1/                                   1,980                32,908
                                                                             47,916
RETAIL-CONVENIENCE STORE (0.12%)
 7-Eleven                                                 900                 9,090
RETAIL-DISCOUNT (0.13%)
 ShopKo Stores                                          1,200                10,380
RETAIL-FABRIC STORE (0.09%)
 Hancock Fabrics                                          600                 7,050
RETAIL-PET FOOD&SUPPLIES (0.45%)
 Petsmart                                               4,520                35,301
RETAIL-REGIONAL DEPARTMENT STORE (0.46%)
 Dillards                                               2,750                35,612
RETAIL-RESTAURANTS (0.76%)
 Landry's Seafood Restaurant                            1,407                24,693
 Lone Star Steakhouse & Saloon                          1,620                20,995
 Ryan's Family Steak Houses /1/                           740                13,320
                                                                             59,008
RETAIL-SPORTING GOODS (0.07%)
 Gart Sports                                              300                 5,400
RETAIL-VIDEO RENTAL (1.50%)
 Blockbuster                                            3,684                92,395
 Hollywood Entertainment /1/                              730                11,746
 Movie Gallery /1/                                        450                12,397
                                                                            116,538
RETAIL-VISION SERV CNTR (0.07%)
 Cole National                                            400                 5,220
SAVINGS & LOANS/THRIFTS (3.80%)
 American Financial Holdings                              900                22,842
 Bankunited Financial                                     900                13,140
 Capitol Federal Financial                                790                15,776
 Commercial Federal                                     3,035                75,754
 Dime Community Bancshares                                300                 7,275
 Flagstar Bancorp.                                        600                15,030
 Independence Community Bank                            2,070                50,342
 PFF Bancorp                                              760                19,000
 Seacoast Financial Services                              880                13,200
 Sovereign Bancorp                                      4,040                39,996
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS/THRIFTS (CONTINUED)
                                                                         $
 Staten Island Bancorp                                    820                23,731
                                                                            296,086
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.21%)
 Integrated Device Technology /1/                         591                16,459
SEMICONDUCTOR EQUIPMENT (0.96%)
 Dupont Photomasks /1/                                    150                 5,406
 Kulicke & Soffa Industries                             1,470                22,300
 Photronics /1/                                         1,890                46,910
                                                                             74,616
SEMICONDUCTORS (0.17%)
 Microtune /1/                                            700                13,384
SHIPBUILDING (0.47%)
 Newport News Shipbuilding                                530                36,676
TELECOMMUNICATION EQUIPMENT (0.32%)
 Andrew /1/                                               600                10,902
 Commscope /1/                                            720                14,076
                                                                             24,978
TELECOMMUNICATION SERVICES (0.77%)
 Commonwealth Telephone Enterprises                       300                12,849
 Metro One Telecommunications /1/                       1,560                47,034
                                                                             59,883
TELEPHONE-INTEGRATED (0.16%)
 General Communication /1/                              1,101                12,794
TEXTILE-HOME FURNISHINGS (0.06%)
 Quaker Fabric                                            700                 4,697
THEATERS (0.28%)
 AMC Entertainment                                      1,830                21,960
THERAPEUTICS (0.73%)
 Ilex Oncology /1/                                        500                13,055
 Sangstat Medical /1/                                   1,300                29,432
 Theragenics                                            1,580                14,062
                                                                             56,549
TOBACCO (0.58%)
 DIMON                                                  2,380                14,875
 Standard Commercial                                    1,040                19,344
 Universal                                                330                10,672
                                                                             44,891
TRANSPORT-AIR FREIGHT (0.05%)
 Airborne                                                 400                 3,996
TRANSPORT-MARINE (0.09%)
 OMI                                                    1,800                 7,272
TRANSPORT-RAIL (0.07%)
 Railamerica                                              500                 5,825
TRANSPORT-TRUCK (1.26%)
 Arkansas Best                                          2,008                47,228
 JB Hunt Transport Services                               400                 5,496
 Werner Enterprises                                       700                15,155
 Yellow                                                 1,381                30,382
                                                                             98,261
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRUCKING & LEASING (0.29%)
                                                                         $
 Ryder System                                           1,220                22,814
WEB PORTALS (0.55%)
 Earthlink                                                710                10,401
 Overture Services /1/                                    800                21,080
 Trizetto Group /1/                                     1,200                11,640
                                                                             43,121
WIRELESS EQUIPMENT (0.12%)
 Audiovox /1/                                             600                 4,590
 Loral Space & Communications                           3,600                 4,644
                                                                              9,234
                                         TOTAL COMMON STOCKS              7,096,462

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.50%)
FINANCE-CONSUMER LOANS (9.50%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association               10,000,000
                                                   $                     $
  2.46%; 11/01/01                                     740,456               740,456
                                      TOTAL COMMERCIAL PAPER                740,456
                                                                         ----------

                       TOTAL PORTFOLIO INVESTMENTS (100.58%)              7,836,918
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.58%)                           (45,150)
                                  TOTAL NET ASSETS (100.00%)             $7,791,768
                                                                         -------------



/1 /Non-income producing security.
See accompanying notes.

                                      229




                            SCHEDULE OF INVESTMENTS
                              SMALLCAP GROWTH FUND

                                OCTOBER 31, 2001

                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (96.59%)
ADVERTISING AGENCIES (0.62%)
                                                                       $
 Interpublic Group                                    1,564                35,112
AGRICULTURAL OPERATIONS (0.30%)
 Hines Horticulture /1/                               4,744                17,363
AIRLINES (1.88%)
 Airtran Holdings /1/                                11,430                43,205
 Frontier Airlines /1/                                2,250                24,615
 Mesa Air Group /1/                                   7,280                38,948
                                                                          106,768
APPAREL MANUFACTURERS (1.37%)
 Columbia Sportswear /1/                                630                18,011
 Quiksilver /1/                                       1,440                18,965
 Tommy Hilfiger /1/                                   3,551                40,801
                                                                           77,777
APPLICATIONS SOFTWARE (2.14%)
 Actuate /1/                                          6,596                27,373
 Barra /1/                                              730                33,763
 Embarcadero Technologies /1/                           750                 8,775
 HNC Software /1/                                     1,995                34,513
 Quest Software /1/                                   1,190                17,612
                                                                          122,036
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.75%)
 Insituform Technologies /1/                          2,239                42,899
BUSINESS TO BUSINESS/E-COMMERCE (0.64%)
 ePlus /1/                                            4,488                36,353
CABLE TV (0.54%)
 Mediacom Communications /1/                          2,270                30,463
CELLULAR TELECOMMUNICATIONS (0.44%)
 Rural Cellular /1/                                   1,110                25,208
CHEMICALS-DIVERSIFIED (0.75%)
 Olin                                                 2,840                42,543
CIRCUIT BOARDS (1.22%)
 Benchmark Electronics /1/                            2,100                35,805
 DDI /1/                                              2,445                22,078
 Pemstar /1/                                            927                11,588
                                                                           69,471
COMMERCIAL BANKS (2.69%)
 Cullen/Frost Bankers                                   700                18,872
 East-West Bancorp                                    1,110                25,075
 Greater Bay Bancorp                                  1,710                38,971
 Silicon Valley Bancshares                            1,830                42,895
 Southwest Bancorp of Texas /1/                         940                26,969
                                                                          152,782
COMMERCIAL SERVICES (2.22%)
 Forrester Research /1/                               1,180                19,057
 Plexus /1/                                             600                15,000
 Quanta Services /1/                                  1,890                28,728
 TeleTech Holdings /1/                                4,680                37,814
 Wireless Facilities /1/                              3,930                25,899
                                                                          126,498
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMUNICATIONS SOFTWARE (0.24%)
                                                                       $
 Ulticom /1/                                          1,400                13,440
COMPUTER DATA SECURITY (0.22%)
 BindView Development /1/                            10,919                12,448
COMPUTER SERVICES (0.84%)
 Carreker /1/                                         3,210                12,744
 Ciber /1/                                            5,219                34,967
                                                                           47,711
COMPUTERS-INTEGRATED SYSTEMS (1.16%)
 McData /1/                                           1,650                24,271
 NetScout Systems /1/                                 4,123                21,563
 NetSolve /1/                                         2,249                20,039
                                                                           65,873
COMPUTERS-MEMORY DEVICES (1.00%)
 Advanced Digital Information /1/                     1,920                28,685
 StorageNetworks /1/                                  5,650                28,306
                                                                           56,991
COMPUTERS-PERIPHERAL EQUIPMENT (0.73%)
 InFocus /1/                                          2,157                41,760
CONSUMER PRODUCTS-MISCELLANEOUS (0.44%)
 Fossil /1/                                           1,385                25,124
DATA PROCESSING & MANAGEMENT (0.57%)
 eFunds /1/                                           2,100                32,550
DECISION SUPPORT SOFTWARE (1.85%)
 Interactive Intelligence /1/                         4,769                20,984
 NETIQ /1/                                            1,750                49,262
 Pivotal /1/                                          3,300                 9,966
 Precise Software Solutions /1/                       1,320                25,225
                                                                          105,437
DISTRIBUTION/WHOLESALE (0.42%)
 SCP Pool /1/                                         1,025                23,821
E-COMMERCE/PRODUCTS (0.29%)
 barnesandnoble.com /1/                              15,646                16,272
E-COMMERCE/SERVICES (0.19%)
 Hotel Reservations Network /1/                         350                10,836
E-MARKETING/INFORMATION (0.30%)
 DoubleClick /1/                                      2,330                17,195
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.40%)
 APW /1/                                              9,441                25,396
 DSP Group /1/                                        1,265                26,565
 Technitrol                                           1,112                27,667
                                                                           79,628
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.39%)
 Conexant Systems /1/                                 4,270                43,341
 Cree /1/                                             1,499                26,907
 MIPS Technologies /1/                                2,386                22,309
 PLX Technology /1/                                   4,692                36,363
 Transwitch /1/                                       5,400                17,874
 Virata /1/                                           3,840                46,003
                                                                          192,797
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE/SERVICE (0.76%)
                                                                       $
 Advent Software /1/                                    400                15,428
 Micromuse /1/                                        3,010                27,842
                                                                           43,270
ENTERTAINMENT SOFTWARE (0.44%)
 3DO /1/                                              6,225                11,018
 Midway Games /1/                                       880                14,010
                                                                           25,028
FIDUCIARY BANKS (0.60%)
 Investors Financial Services                           650                34,385
FINANCE-CREDIT CARD (0.62%)
 Metris                                               2,160                35,014
FINANCE-INVESTMENT BANKER & BROKER (2.26%)
 Instinet Group /1/                                   2,980                28,608
 Investment Technology Group                            300                19,323
 Jefferies Group                                      1,110                36,819
 LaBranche /1/                                        1,510                43,624
                                                                          128,374
FINANCIAL GUARANTEE INSURANCE (0.72%)
 Radian Group                                         1,210                40,983
FOOD-DAIRY PRODUCTS (0.29%)
 Suiza Foods /1/                                        280                16,512
FOOD-WHOLESALE/DISTRIBUTION (0.43%)
 Fleming                                              1,010                24,341
FOOTWEAR & RELATED APPAREL (2.16%)
 Maxwell Shoe /1/                                       964                13,679
 Skechers U.S.A. /1/                                  2,100                22,722
 Timberland                                           1,650                53,592
 Vans /1/                                             2,310                33,172
                                                                          123,165
GOLF (0.53%)
 Callaway Golf                                        2,120                30,295
HEALTH CARE COST CONTAINMENT (1.27%)
 Caremark Rx /1/                                      5,385                72,159
HUMAN RESOURCES (0.33%)
 Korn/Ferry International /1/                         2,620                18,864
INTERNET APPLICATION SOFTWARE (0.92%)
 Netegrity /1/                                        1,450                17,023
 Netzee /1/                                           1,449                 1,594
 Vignette /1/                                         7,190                33,649
                                                                           52,266
INTERNET FINANCIAL SERVICES (0.66%)
 eSPEED /1/                                           7,040                37,664
INTERNET INFRASTRUCTURE SOFTWARE (0.06%)
 Internet Pictures /1/                                1,494                 3,436
INTERNET SECURITY (0.84%)
 Internet Security Systems /1/                          760                20,102
 SonicWall /1/                                        1,952                27,718
                                                                           47,820
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET TELEPHONY (0.25%)
                                                                       $
 Clarent /1/                                          7,147                14,294
INVESTMENT MANAGEMENT & ADVISORY SERVICES (2.17%)
 Affiliated Managers Group /1/                          830                51,211
 BlackRock /1/                                          793                34,297
 Waddell & Reed Financial                             1,480                37,725
                                                                          123,233
LASERS-SYSTEMS & COMPONENTS (0.29%)
 Cymer /1/                                              800                16,720
MACHINERY-CONSTRUCTION & MINING (0.83%)
 JLG Industries                                       4,780                47,322
MEDICAL INSTRUMENTS (2.09%)
 Intuitive Surgical /1/                               8,162                75,090
 Novoste /1/                                          3,790                43,775
                                                                          118,865
MEDICAL PRODUCTS (0.33%)
 PolyMedica /1/                                       1,140                18,810
MEDICAL-BIOMEDICAL/GENE (5.66%)
 Aviron /1/                                           1,890                62,937
 Inhale Therapeutic Systems /1/                       3,830                67,025
 InterMune /1/                                        1,470                64,195
 Regeneron Pharmaceutical /1/                         2,766                61,129
 Texas Biotech /1/                                   11,513                66,545
                                                                          321,831
MEDICAL-DRUGS (2.23%)
 OSI Pharmaceuticals /1/                              1,400                63,952
 SuperGen /1/                                         6,124                62,649
                                                                          126,601
MEDICAL-HMO (0.89%)
 Health Net /1/                                       2,297                50,419
MEDICAL-HOSPITALS (0.53%)
 Universal Health Services                              750                30,292
MOTION PICTURES & SERVICES (0.46%)
 Zomax /1/                                            5,164                26,130
NETWORKING PRODUCTS (2.04%)
 Black Box /1/                                          770                34,673
 Paradyne Networks /1/                                9,438                32,750
 Tellium /1/                                          5,780                38,437
 Turnstone Systems /1/                                3,140                10,017
                                                                          115,877
OIL & GAS DRILLING (0.22%)
 Pride International                                    970                12,474
OIL COMPANY-EXPLORATION & PRODUCTION (2.31%)
 Evergreen Resources /1/                                480                19,171
 Forest Oil                                             765                20,961
 Newfield Exploration /1/                               570                19,842
 Noble Affiliates                                       540                19,964
 Stone Energy /1/                                       450                17,798
 Swift Energy /1/                                       660                15,609
 Tom Brown /1/                                          770                17,979
                                                                          131,324
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL FIELD MACHINERY & EQUIPMENT (0.64%)
                                                                       $
 Grant Prideco /1/                                    2,270                20,634
 National-Oilwell /1/                                   861                15,946
                                                                           36,580
PHARMACY SERVICES (1.35%)
 Omnicare                                             2,420                48,110
 Syncor International /1/                               980                28,420
                                                                           76,530
POWER CONVERTER & SUPPLY EQUIPMENT (1.49%)
 Artesyn Technologies /1/                             2,850                20,548
 C&D Technologies                                     1,490                30,873
 Capstone Turbine /1/                                 6,555                33,234
                                                                           84,655
RADIO (1.30%)
 Emmis Communications /1/                             1,587                21,504
 Spanish Broadcasting System /1/                      6,620                52,232
                                                                           73,736
RECREATIONAL CENTERS (0.49%)
 Bally Total Fitness Holding /1/                      1,510                27,875
RESORTS & THEME PARKS (0.57%)
 Six Flags                                            2,745                32,391
RETAIL-APPAREL & SHOE (4.62%)
 American Eagle Outfitters /1/                        1,470                40,278
 Childrens Place /1/                                  1,057                25,114
 Christopher & Banks /1/                                910                29,985
 HOT Topic /1/                                        1,385                35,013
 Men's Wearhouse /1/                                  1,229                24,420
 Pacific Sunwear of California /1/                    2,362                32,477
 Too /1/                                              1,555                41,379
 Wet Seal /1/                                         1,680                34,188
                                                                          262,854
RETAIL-CONVENIENCE STORE (0.40%)
 Casey's General Stores                               1,830                22,783
RETAIL-DISCOUNT (0.31%)
 Factory 2-U Stores /1/                               1,260                17,816
RETAIL-HOME FURNISHINGS (0.27%)
 Cost Plus /1/                                          800                15,560
RETAIL-JEWELRY (0.59%)
 Zale /1/                                             1,166                33,371
RETAIL-MAIL ORDER (0.48%)
 Brookstone /1/                                       2,594                27,107
RETAIL-RESTAURANTS (3.39%)
 CEC Entertainment /1/                                1,187                45,984
 Jack in the Box /1/                                  1,250                30,750
 O'Charley's                                          2,390                38,216
 Papa John's International /1/                        1,275                35,522
 Rare Hospitality International /1/                   2,340                42,658
                                                                          193,130
RETAIL-SPORTING GOODS (0.43%)
 Galyans Trading /1/                                  2,200                24,640
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-TOY STORE (0.00%)
                                                                       $
 Zany Brainy /1/                                      4,802                   144
SEISMIC DATA COLLECTION (0.13%)
 Veritas DGC /1/                                        480                 7,373
SEMICONDUCTOR EQUIPMENT (3.61%)
 ASE Test /1/                                         2,970                24,443
 Entegris /1/                                         3,099                23,831
 Metron Technology /1/                               15,347               101,904
 Photronics /1/                                         280                 6,950
 PRI Automation /1/                                   2,819                46,344
 Varian Semiconductor Equipment Associates
  /1/                                                    60                 1,803
                                                                          205,275
STEEL PIPE & TUBE (0.97%)
 Maverick Tube /1/                                    4,550                55,055
TELECOM EQUIPMENT FIBER OPTICS (1.15%)
 Avanex /1/                                           3,010                14,930
 Exfo Electro Optical Engineering /1/                 2,080                21,840
 Finisar /1/                                          2,100                16,422
 New Focus /1/                                        4,230                12,267
                                                                           65,459
TELECOMMUNICATION EQUIPMENT (0.59%)
 AudioCodes /1/                                       4,360                11,641
 Digital Lightwave /1/                                2,880                17,367
 NMS Communciations /1/                               1,978                 4,569
                                                                           33,577
TELECOMMUNICATION SERVICES (1.36%)
 Inet Technologies /1/                                7,577                63,116
 ITC Deltacom /1/                                    21,937                14,259
                                                                           77,375
TELECOMMUNICATIONS (0.57%)
 Newport                                              2,070                32,271
TELEPHONE-INTEGRATED (2.46%)
 RCN /1/                                             16,699                52,602
 WorldCom /1/                                         6,492                87,317
                                                                          139,919
THERAPEUTICS (4.49%)
 Amylin Pharmaceuticals /1/                           7,590                61,555
 COR Therapeutics /1/                                 2,170                48,890
 Medarex /1/                                          1,760                36,256
 Praecis Pharmaceuticals /1/                         11,115                48,128
 Tularik /1/                                          2,647                60,881
                                                                          255,710
WEB HOSTING & DESIGN (0.06%)
 Digex /1/                                            1,895                 3,184
WIRELESS EQUIPMENT (3.08%)
 American Tower                                       2,420                26,668
 DMC Stratex Networks /1/                             4,440                24,198
 Powerwave Technologies /1/                           1,960                29,988
 SBA Communications /1/                               6,090                49,938
                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (CONTINUED)
                                                                       $
 Spectrasite Holdings /1/                            19,265                44,310
                                                                          175,102
                                       TOTAL COMMON STOCKS              5,494,396

                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.14%)
FINANCE-CONSUMER LOANS (4.14%)
 Investment in Joint Trading Account;
  Student Loan Marketing Association             10,000,000
                                                 $                     $
  2.46%; 11/01/01                                   235,216               235,216
                                    TOTAL COMMERCIAL PAPER                235,216
                                                                       ----------

                     TOTAL PORTFOLIO INVESTMENTS (100.73%)              5,729,612
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.73%)                         (41,275)
                                TOTAL NET ASSETS (100.00%)             $5,688,337
                                                                       -------------



/1 /Non-income producing security.
See accompanying notes.

                                      233



                            SCHEDULE OF INVESTMENTS
                          SMALLCAP S&P 600 INDEX FUND

                                OCTOBER 31, 2001

                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (99.18%)
ADVERTISING SERVICES (0.07%)
                                                                           $
 Penton Media                                               672                 4,670
AEROSPACE & DEFENSE (0.38%)
 Esterline Technologies                                     435                 5,881
 Gencorp                                                    899                10,698
 Teledyne Technologies                                      667                10,119
                                                                               26,698
AEROSPACE & DEFENSE EQUIPMENT (1.08%)
 AAR                                                        567                 4,309
 Alliant Techsystems /1/                                    443                38,656
 Armor Holdings /1/                                         485                11,776
 BE Aerospace /1/                                           675                 5,481
 Kaman                                                      471                 6,373
 Orbital Sciences /1/                                       739                 1,308
 Triumph Group /1/                                          333                 8,555
                                                                               76,458
AGRICULTURAL CHEMICALS (0.02%)
 Mississippi Chemical                                       508                 1,107
AGRICULTURAL OPERATIONS (0.21%)
 Delta & Pine Land                                          811                14,639
AIRLINES (0.73%)
 Atlantic Coast Airlines Holdings /1/                       907                17,033
 Frontier Airlines /1/                                      590                 6,455
 Mesa Air Group /1/                                         712                 3,809
 Midwest Express Holdings /1/                               268                 2,975
 Skywest                                                  1,181                21,612
                                                                               51,884
APPAREL MANUFACTURERS (0.80%)
 Ashworth /1/                                               255                 1,270
 Gymboree /1/                                               545                 4,714
 Hagger                                                     125                 1,344
 Kellwood                                                   478                 9,316
 Nautica Enterprises /1/                                    695                 8,424
 Oshkosh B'gosh                                             257                 8,928
 Oxford Industries                                          143                 3,210
 Phillips-Van Heusen                                        579                 4,945
 Quiksilver /1/                                             478                 6,295
 Russell                                                    672                 8,279
                                                                               56,725
APPLIANCES (0.12%)
 Applica                                                    486                 3,596
 Fedders                                                    614                 1,455
 Royal Appliance Manufacturing /1/                          269                 1,278
 Salton /1/                                                 222                 2,318
                                                                                8,647
APPLICATIONS SOFTWARE (0.88%)
 Barra /1/                                                  444                20,535
 HNC Software /1/                                           730                12,629
 Mapinfo /1/                                                282                 2,557
 MRO Software                                               465                 6,138
 Pinnacle Systems /1/                                     1,077                 4,642
 Progress Software /1/                                      744                11,004
 Roxio                                                      342                 4,388
                                                                               61,893
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ATHLETIC FOOTWEAR (0.08%)
                                                                           $
 K-Swiss                                                    209                 5,867
AUDIO & VIDEO PRODUCTS (0.32%)
 Harman International Industries                            674                22,276
AUTO REPAIR CENTERS (0.04%)
 Midas                                                      289                 2,962
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.19%)
 Oshkosh Truck                                              351                13,443
AUTO-TRUCK TRAILERS (0.05%)
 Wabash National                                            447                 3,285
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.13%)
 Tenneco Automotive                                         730                 1,314
 Titan International                                        401                 2,009
 Tower Automotive /1/                                       928                 5,679
                                                                                9,002
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.04%)
 Standard Motor Products                                    242                 2,798
BATTERIES/BATTERY SYSTEMS (0.05%)
 Valence Technology /1/                                     959                 3,500
BEVERAGES-NON-ALCOHOLIC (0.10%)
 Coca-Cola Bottling                                         184                 7,038
BEVERAGES-WINE & SPIRITS (0.51%)
 Constellation Brands /1/                                   884                36,279
BICYCLE MANUFACTURING (0.02%)
 Huffy /1/                                                  198                 1,196
BROADCASTING SERVICES & PROGRAMMING (0.08%)
 4 Kids Entertainment /1/                                   254                 5,334
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.36%)
 Butler Manufacturing                                       121                 2,819
 Elcor                                                      405                 9,497
 Simpson Manufacturing /1/                                  254                13,056
                                                                               25,372
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.15%)
 Insituform Technologies /1/                                563                10,787
BUILDING PRODUCTS-AIR & HEATING (0.15%)
 Lennox International                                     1,182                10,603
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.42%)
 Florida Rock Industries                                    588                16,581
 Texas Industries                                           438                13,184
                                                                               29,765
BUILDING PRODUCTS-DOORS & WINDOWS (0.12%)
 Apogee Enterprises                                         594                 8,292
BUILDING PRODUCTS-WOOD (0.10%)
 Universal Forest Products                                  417                 7,085
BUILDING-MAINTENANCE & SERVICE (0.19%)
 ABM Industries                                             500                13,650
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-MOBIL HOME & MANUFACTURE HOUSING (0.63%)
                                                                           $
 Champion Enterprises /1/                                 1,006                 8,863
 Coachmen Industries                                        306                 3,118
 Fleetwood Enterprises                                      689                 6,904
 Monaco Coach /1/                                           600                10,740
 Skyline                                                    177                 4,496
 Winnebago Industries                                       432                10,510
                                                                               44,631
BUILDING-RESIDENTIAL & COMMERCIAL (1.80%)
 DR Horton                                                1,592                35,581
 MDC Holdings                                               509                13,575
 NVR                                                        171                27,069
 Ryland Group                                               281                15,034
 Standard-Pacific                                           636                11,607
 Toll Brothers /1/                                          768                23,931
                                                                              126,797
BUSINESS TO BUSINESS/E-COMMERCE (0.04%)
 QRS /1/                                                    301                 2,920
CASINO HOTELS (0.16%)
 Aztar /1/                                                  793                11,380
CASINO SERVICES (0.22%)
 Anchor Gaming /1/                                          312                15,859
CELLULAR TELECOMMUNICATIONS (0.04%)
 Boston Communications Group /1/                            331                 3,062
CHEMICALS-DIVERSIFIED (0.17%)
 Georgia Gulf                                               668                11,870
CHEMICALS-FIBERS (0.12%)
 Wellman                                                    669                 8,436
CHEMICALS-PLASTICS (0.24%)
 PolyOne                                                  1,976                16,895
CHEMICALS-SPECIALTY (0.92%)
 Arch Chemicals                                             467                 9,335
 Chemfirst                                                  298                 6,085
 MacDermid                                                  662                 9,017
 OM Group                                                   504                30,517
 Omnova Solutions                                           833                 5,023
 Penford                                                    145                 1,550
 Quaker Chemical                                            191                 3,551
                                                                               65,078
CIRCUIT BOARDS (0.29%)
 Benchmark Electronics /1/                                  413                 7,041
 Park Electrochemical                                       408                 9,119
 SBS Technologies /1/                                       300                 4,605
                                                                               20,765
COAL (0.45%)
 Massey Energy                                            1,554                31,857
COLLECTIBLES (0.15%)
 Action Performance /1/                                     337                 8,833
 Department 56 /1/                                          250                 1,750
                                                                               10,583
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (5.20%)
                                                                           $
 Chittenden                                                 676                16,724
 Community First Bankshares                                 866                20,801
 Commerce Bancorp.                                          678                49,494
 Cullen/Frost Bankers                                     1,085                29,252
 East-West Bancorp                                          486                10,979
 First Bancorp.                                             560                15,383
 First Midwest Bancorp                                      855                28,574
 First Republic Bank /1/                                    286                 5,763
 GBC Bancorp                                                247                 6,871
 Hudson United Bancorp                                      989                25,704
 Provident Bankshares                                       540                11,891
 Riggs National                                             599                 8,476
 South Financial Group                                      896                14,291
 Southwest Bancorp. of Texas /1/                            691                19,825
 Sterling Bancshares                                        886                10,552
 Susquehanna Bancshares                                     826                17,470
 Trustco Bank                                             1,503                17,915
 UCBH Holdings                                              397                11,513
 United Bankshares                                          874                23,773
 Whitney Holding                                            553                21,711
                                                                              366,962
COMMERCIAL SERVICE-FINANCE (0.10%)
 Profit Recovery Group International /1/                    999                 6,893
COMMERCIAL SERVICES (0.86%)
 Arbitron                                                   614                16,578
 Central Parking                                            756                11,491
 CPI                                                        149                 2,384
 F.Y.I. /1/                                                 347                12,475
 Insurance Auto Auctions /1/                                227                 3,296
 Memberworks /1/                                            298                 2,682
 Pre-Paid Legal Services /1/                                449                 6,847
 Startek /1/                                                296                 4,991
                                                                               60,744
COMMUNICATIONS SOFTWARE (0.22%)
 Avid Technology /1/                                        543                 4,876
 Captaris                                                   629                 1,302
 Digi International /1/                                     296                 1,341
 Inter-Tel                                                  517                 7,848
                                                                               15,367
COMPUTER AIDED DESIGN (0.12%)
 Aspen Technology /1/                                       644                 8,533
COMPUTER DATA SECURITY (0.06%)
 Rainbow Technologies /1/                                   507                 2,033
 SCM Microsystems /1/                                       298                 2,414
                                                                                4,447
COMPUTER SERVICES (0.63%)
 Analysts International                                     471                 1,272
 CACI International /1/                                     238                14,806
 Carreker /1/                                               425                 1,687
 Ciber /1/                                                1,201                 8,046
 Computer Task Group                                        405                 1,114
 Factset Research Systems                                   696                17,226
                                                                               44,151
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SOFTWARE (0.07%)
                                                                           $
 Phoenix Technologies /1/                                   528                 4,831
COMPUTERS-INTEGRATED SYSTEMS (1.24%)
 Avant! /1/                                                 788                 7,967
 Brooktrout /1/                                             235                   914
 Catapult Communications /1/                                272                 6,161
 Kronos /1/                                                 263                15,093
 Mercury Computer Systems /1/                               458                21,599
 Micros Systems /1/                                         366                 7,902
 NYFIX /1/                                                  601                10,698
 Radiant Systems /1/                                        539                 3,563
 Radisys /1/                                                362                 4,985
 Systems & Computer Technology /1/                          692                 8,477
                                                                               87,359
COMPUTERS-MEMORY DEVICES (0.31%)
 Hutchison Technology /1/                                   527                 9,581
 Read-Rite /1/                                            2,506                12,480
                                                                               22,061
COMPUTERS-VOICE RECOGNITION (0.12%)
 InterVoice-Brite /1/                                       699                 8,710
CONSULTING SERVICES (0.28%)
 Franklin Covey /1/                                         386                 1,367
 Maximus /1/                                                451                18,545
                                                                               19,912
CONSUMER PRODUCTS-MISCELLANEOUS (0.66%)
 Fossil /1/                                                 631                11,446
 Russ Berrie                                                423                11,091
 Scotts /1/                                                 602                24,267
                                                                               46,804
CRYSTAL & GIFTWARE (0.02%)
 Enesco Group                                               264                 1,259
DATA PROCESSING & MANAGEMENT (1.36%)
 American Management Systems /1/                            876                11,546
 Fair, Isaac                                                466                22,158
 Filenet /1/                                                744                10,840
 Global Payments /1/                                        762                22,822
 Information Resources /1/                                  565                 4,096
 National Data                                              706                24,851
                                                                               96,313
DECISION SUPPORT SOFTWARE (0.07%)
 SPSS /1/                                                   289                 4,982
DENTAL SUPPLIES & EQUIPMENT (0.23%)
 Sybron Dental Specialties /1/                              795                16,298
DIAGNOSTIC KITS (0.61%)
 Diagnostic Products                                        588                25,931
 Idexx Laboratories /1/                                     692                17,438
                                                                               43,369
DIALYSIS CENTERS (0.44%)
 Renal Care Group /1/                                       999                31,369
DIRECT MARKETING (0.22%)
 Advo                                                       428                15,438
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DISTRIBUTION/WHOLESALE (1.14%)
                                                                           $
 Advanced Marketing Services                                392                 6,072
 Bell Microproducts /1/                                     353                 3,159
 Brightpoint /1/                                          1,175                 4,324
 Building Material Holding /1/                              249                 2,988
 Hughes Supply                                              498                11,763
 Owens & Minor                                              703                12,380
 SCP Pool /1/                                               540                12,550
 United Stationers                                          702                19,691
 Watsco                                                     561                 7,287
                                                                               80,214
DIVERSIFIED MANUFACTURING OPERATIONS (1.25%)
 A.O. Smith                                                 496                 7,837
 Barnes Group                                               389                 7,842
 Griffon /1/                                                688                 7,946
 Lydall                                                     308                 2,649
 Myers Industries                                           501                 6,473
 Roper Industries                                           646                27,390
 SPS Technologies /1/                                       275                 8,223
 Standex International                                      254                 5,530
 Tredegar                                                   802                14,235
                                                                               88,125
DIVERSIFIED OPERATIONS (0.15%)
 Triarc                                                     469                10,834
DIVERSIFIED OPERATORS/COMMERCIAL SERVICE (0.13%)
 Chemed                                                     207                 5,869
 Volt Information Sciences /1/                              295                 3,407
                                                                                9,276
DRUG DELIVERY SYSTEMS (0.19%)
 Cygnus /1/                                                 646                 3,230
 Noven Pharmaceuticals /1/                                  469                10,055
                                                                               13,285
E-COMMERCE/SERVICES (0.07%)
 Pegasus Solutions /1/                                      515                 5,279
ELECTRIC-INTEGRATED (1.56%)
 Avista                                                     996                11,942
 Central Vermont Public Service                             243                 4,209
 CH Energy Group                                            344                13,749
 EL Paso Electric                                         1,082                14,715
 Green Mountain Power                                       109                 1,790
 Northwestern                                               499                 9,606
 RGS Energy Group                                           728                27,919
 UIL Holdings                                               302                14,903
 Unisource Energy                                           701                11,048
                                                                              109,881
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.72%)
 APW /1/                                                    792                 2,130
 Bel Fuse                                                   225                 4,579
 BMC Industries                                             533                 1,066
 CTS                                                        585                 9,448
 Methode Electronics                                        753                 5,459
 Rogers                                                     328                10,873
 Technitrol                                                 708                17,615
                                                                               51,170
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.82%)
                                                                           $
 Actel /1/                                                  497                 9,219
 Alliance Semiconductor /1/                                 898                 7,409
 Alpha Industries                                           914                21,278
 AstroPower /1/                                             295                11,360
 AXT /1/                                                    467                 5,100
 ESS Technology /1/                                         898                11,521
 General Semiconductor                                      797                 8,448
 Kopin /1/                                                1,367                17,211
 Microsemi                                                  588                20,580
 Pioneer Standard Electronics                               580                 5,156
 Supertex /1/                                               261                 4,095
 Three-Five Systems                                         449                 6,964
                                                                              128,341
ELECTRONIC MEASUREMENT INSTRUMENTS (0.48%)
 Analogic                                                   273                10,101
 Itron /1/                                                  326                 9,147
 Keithley Instruments                                       332                 5,538
 Trimble Navigation /1/                                     511                 8,994
                                                                               33,780
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.17%)
 Foster Wheeler                                             792                 4,000
 URS                                                        359                 8,041
                                                                               12,041
ENGINES-INTERNAL COMBUSTION (0.24%)
 Briggs & Stratton                                          455                17,090
ENTERPRISE SOFTWARE/SERVICE (0.24%)
 Concord Communications /1/                                 350                 5,128
 ePresence /1/                                              465                 1,381
 Hyperion Solutions /1/                                     681                10,215
                                                                               16,724
ENTERTAINMENT SOFTWARE (0.64%)
 Midway Games /1/                                           794                12,641
 Take-Two Interactive Software /1/                          717                 9,988
 THQ                                                        448                22,310
                                                                               44,939
ENVIRONMENTAL CONSULTING & ENGINEERING (0.31%)
 Tetra Tech                                                 856                22,153
FILTRATION & SEPARATION PRODUCTS (0.31%)
 Clarcor                                                    515                12,669
 Cuno /1/                                                   345                 8,949
                                                                               21,618
FINANCE-INVESTMENT BANKER & BROKER (0.93%)
 Jefferies Group                                            526                17,448
 Raymond James Financial                                  1,006                29,405
 Southwest Securities Group                                 363                 6,353
 Tucker Anthony Sutro                                       515                12,339
                                                                               65,545
FINANCE-LEASING COMPANY (0.12%)
 Financial Federal                                          347                 8,675
FIREARMS & AMMUNITION (0.09%)
 Sturm Ruger                                                567                 6,634
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MEAT PRODUCTS (0.67%)
                                                                           $
 Smithfield Foods /1/                                     2,235                47,047
FOOD-MISCELLANEOUS/DIVERSIFIED (1.08%)
 American Italian Pasta /1/                                 368                14,989
 Corn Products International                                743                22,364
 Hain Celestial Group /1/                                   707                13,942
 International Multifoods                                   396                 8,621
 J & J Snack Foods /1/                                      179                 3,963
 Ralcorp Holdings /1/                                       630                12,285
                                                                               76,164
FOOD-RETAIL (0.77%)
 Great Atlantic & Pacific Tea                               807                14,994
 Whole Foods Market /1/                                   1,127                39,163
                                                                               54,157
FOOD-WHOLESALE/DISTRIBUTION (0.87%)
 Fleming                                                    923                22,244
 Nash Finch                                                 244                 5,624
 Performance Food Group /1/                                 875                25,716
 United Natural Foods /1/                                   391                 8,094
                                                                               61,678
FOOTWEAR & RELATED APPAREL (0.64%)
 Stride Rite                                                878                 5,426
 Timberland                                                 831                26,991
 Wolverine World Wide                                       872                12,845
                                                                               45,262
FORESTRY (0.09%)
 Deltic Timber                                              250                 6,625
GARDEN PRODUCTS (0.16%)
 Toro                                                       267                11,454
GAS-DISTRIBUTION (2.31%)
 Atmos Energy                                               852                18,361
 Cascade Natural Gas                                        233                 4,707
 Energen                                                    651                15,949
 Laclede Group                                              397                 9,052
 New Jersey Resources                                       374                16,830
 Northwest Natural                                          527                12,595
 NUI                                                        289                 5,881
 Piedmont Natural Gas                                       676                21,497
 Southern Union                                           1,127                21,503
 Southwest Gas                                              672                13,843
 Southwestern Energy                                        530                 6,254
 UGI                                                        571                16,502
                                                                              162,974
HEALTH CARE COST CONTAINMENT (0.50%)
 Hooper Holmes                                            1,366                 9,357
 Orthodontic Centers of America /1/                       1,035                26,113
                                                                               35,470
HOME FURNISHINGS (0.74%)
 Bassett Furniture Industries                               227                 3,258
 Ethan Allen Interiors                                      829                26,536
 La-Z-Boy                                                 1,269                22,639
                                                                               52,433
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOSPITAL BEDS & EQUIPMENT (0.31%)
                                                                           $
 Invacare                                                   644                21,574
HOTELS & MOTELS (0.23%)
 Marcus                                                     614                 7,798
 Prime Hospitality                                          948                 8,702
                                                                               16,500
HOUSEWARES (0.20%)
 Libbey                                                     322                10,111
 National Presto Industries Inc.                            145                 3,966
                                                                               14,077
HUMAN RESOURCES (0.66%)
 Administaff /1/                                            576                12,954
 CDI /1/                                                    402                 7,075
 Hall Kinion & Associates /1/                               256                 1,303
 Heidrick & Struggles /1/                                   405                 6,140
 Labor Ready /1/                                            787                 2,802
 On Assignment /1/                                          480                 7,781
 Spherion /1/                                             1,229                 8,849
                                                                               46,904
IDENTIFICATION SYSTEM/DEVELOPMENT (0.45%)
 Brady                                                      481                15,204
 Checkpoint Systems /1/                                     643                 6,726
 Paxar /1/                                                  890                 9,835
                                                                               31,765
INDUSTRIAL AUTOMATION & ROBOTS (0.32%)
 Cognex /1/                                                 916                17,386
 Gerber Scientific                                          464                 5,099
                                                                               22,485
INSTRUMENTS-CONTROLS (0.48%)
 BEI Technologies                                           303                 4,878
 Photon Dynamics /1/                                        268                 7,102
 Watts Industries                                           558                 7,728
 Woodward Governor                                          238                11,224
 X-Rite                                                     416                 2,925
                                                                               33,857
INSTRUMENTS-SCIENTIFIC (0.18%)
 Dionex /1/                                                 467                11,208
 Meade Instruments /1/                                      319                 1,544
                                                                               12,752
INSURANCE BROKERS (0.23%)
 Hilb, Rogal & Hamilton                                     286                16,568
INTERNET APPLICATION SOFTWARE (0.11%)
 Verity /1/                                                 729                 7,742
INTERNET CONNECTIVE SERVICES (0.04%)
 PC-Tel /1/                                                 371                 2,827
INTERNET SECURITY (0.04%)
 Zixit                                                      331                 2,770
LASERS-SYSTEMS & COMPONENTS (0.60%)
 Coherent /1/                                               583                15,450
 Cymer /1/                                                  643                13,439
 Electro Scientific Industries /1/                          569                13,411
                                                                               42,300
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LEISURE & RECREATION PRODUCTS (0.20%)
                                                                           $
 K2                                                         347                 1,978
 WMS Industries                                             668                11,991
                                                                               13,969
LIFE & HEALTH INSURANCE (0.18%)
 Delphi Financial Group                                     427                12,981
LIGHTING PRODUCTS & SYSTEMS (0.02%)
 SLI                                                        679                 1,698
LINEN SUPPLY & RELATED ITEMS (0.19%)
 Angelica                                                   167                 1,537
 G & K Services                                             435                12,010
                                                                               13,547
MACHINERY TOOLS & RELATED PRODUCTS (0.23%)
 Milacron                                                   701                 8,314
 Regal Beloit                                               439                 7,814
                                                                               16,128
MACHINERY-CONSTRUCTION & MINING (0.20%)
 Astec Industries /1/                                       407                 5,209
 JLG Industries                                             882                 8,732
                                                                               13,941
MACHINERY-DIVERSIFIED (0.17%)
 Brooks Automation /1/                                      366                11,814
MACHINERY-ELECTRICAL (0.19%)
 Baldor Electric                                            713                13,561
MACHINERY-FARM (0.06%)
 Lindsay Manufacturing                                      248                 4,573
MACHINERY-GENERAL INDUSTRY (0.79%)
 Applied Industrial Technologies                            413                 6,835
 Flow International /1/                                     292                 2,859
 Gardner Denver /1/                                         327                 6,753
 Idex                                                       640                18,624
 Manitowoc                                                  511                14,052
 Robbins & Myers                                            246                 6,740
                                                                               55,863
MACHINERY-PRINT TRADE (0.43%)
 Zebra Technologies /1/                                     664                30,590
MACHINERY-PUMPS (0.40%)
 Graco                                                      648                21,060
 Thomas Industries                                          319                 7,410
                                                                               28,470
MEDICAL INFORMATION SYSTEM (0.68%)
 Cerner /1/                                                 733                39,399
 Dendrite International /1/                                 833                 8,263
                                                                               47,662
MEDICAL INSTRUMENTS (0.96%)
 Arthrocare /1/                                             469                 9,263
 Conmed /1/                                                 528                 8,907
 Datascope                                                  311                10,416
 SurModics                                                  352                12,598
 Techne                                                     872                26,282
                                                                               67,466
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL LABORATORY & TESTING SERVICE (0.18%)
                                                                           $
 Impath /1/                                                 336                12,388
MEDICAL PRODUCTS (1.66%)
 Cooper                                                     307                14,736
 Haemonetics /1/                                            533                20,307
 Inamed /1/                                                 431                 8,211
 Mentor                                                     498                13,904
 Osteotech /1/                                              272                   952
 PolyMedica /1/                                             280                 4,620
 Varian Medical Systems                                     699                46,903
 Vital Signs                                                272                 7,358
                                                                              116,991
MEDICAL-BIOMEDICAL/GENE (1.21%)
 Advanced Tissue Sciences /1/                             1,352                 6,070
 Arqule /1/                                                 426                 3,919
 Bio-Technology General /1/                               1,206                 8,623
 Cambrex                                                    538                19,906
 Cryolife /1/                                               395                12,956
 Enzo Biochem /1/                                           541                11,101
 Organogenesis /1/                                          670                 2,600
 Regeneron Pharmaceutical /1/                               917                20,266
                                                                               85,441
MEDICAL-DRUGS (1.84%)
 Cephalon /1/                                             1,044                65,824
 Medicis Pharmaceutical /1/                                 635                36,633
 Priority Healthcare /1/                                    956                27,619
                                                                              130,076
MEDICAL-GENERIC DRUGS (0.33%)
 Alpharma                                                   847                23,462
MEDICAL-HMO (0.74%)
 Coventry Health Care /1/                                 1,363                29,223
 Mid Atlantic Medical Services /1/                        1,003                18,606
 Sierra Health Services /1/                                 579                 4,284
                                                                               52,113
MEDICAL-HOSPITALS (1.01%)
 Curative Health Services /1/                               137                 1,906
 Province Healthcare /1/                                    659                18,155
 Universal Health Services                                1,263                51,013
                                                                               71,074
METAL PROCESSORS & FABRICATION (0.83%)
 Amcast Industrial                                          163                   875
 Commercial Metals                                          273                 8,258
 Intermet                                                   494                 1,482
 Mueller Industries /1/                                     703                20,352
 Quanex                                                     283                 7,344
 Timken                                                   1,263                17,013
 Wolverine Tube /1/                                         233                 2,924
                                                                               58,248
METAL PRODUCTS-DISTRIBUTION (0.10%)
 A.M. Castle                                                275                 2,260
 Lawson Products                                            204                 5,029
                                                                                7,289
METAL-ALUMINUM (0.08%)
 Century Aluminum                                           431                 4,202
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL-ALUMINUM (CONTINUED)
                                                                           $
 Commonwealth Industries                                    319                 1,723
                                                                                5,925
METAL-IRON (0.05%)
 Cleveland-Cliffs                                           197                 3,211
MISCELLANEOUS INVESTING (0.64%)
 Colonial Properties Trust                                  439                13,104
 Kilroy Realty                                              566                13,250
 Shurgard Storage Centers                                   627                18,848
                                                                               45,202
MISCELLANEOUS MANUFACTURERS (0.35%)
 A.T. Cross                                                 330                 1,799
 Aptargroup                                                 753                22,665
                                                                               24,464
NETWORKING PRODUCTS (1.42%)
 Adaptec /1/                                              2,075                25,004
 Aeroflex /1/                                             1,255                18,411
 Anixter International /1/                                  756                18,749
 Auspex Systems /1/                                         877                 1,578
 Black Box /1/                                              404                18,192
 Cable Design Technologies /1/                              922                11,783
 Stratos Lightwave                                        1,349                 5,531
 Visual Networks /1/                                        611                 1,149
                                                                              100,397
NON-FERROUS METALS (0.11%)
 Brush Engineered Materials                                 321                 3,290
 RTI International Metals                                   440                 4,334
                                                                                7,624
NON-HOTEL GAMBLING (0.30%)
 Argosy Gaming /1/                                          605                17,563
 Pinnacle Entertainment                                     505                 3,485
                                                                               21,048
OFFICE FURNISHINGS-ORIGINAL (0.06%)
 Interface                                                1,072                 4,299
OFFICE SUPPLIES & FORMS (0.37%)
 John H. Harland                                            611                11,835
 New England Business Services                              263                 4,595
 Standard Register                                          581                 9,406
                                                                               25,836
OIL & GAS DRILLING (0.13%)
 Atwood Oceanics /1/                                        291                 8,878
OIL COMPANY-EXPLORATION & PRODUCTION (4.55%)
 Cabot Oil & Gas                                            662                15,954
 Evergreen Resources /1/                                    388                15,497
 KEY Production                                             294                 4,586
 Louis Dreyfus Natural Gas /1/                              925                36,630
 Newfield Exploration /1/                                   941                32,756
 Nuevo Energy /1/                                           352                 4,963
 Patina Oil & Gas                                           450                12,127
 Plains Resources /1/                                       369                10,074
 Pogo Producing                                           1,128                30,817
 Prima Energy /1/                                           268                 6,515
 Remington Oil & Gas /1/                                    458                 7,878
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                           $
 St. Mary Land & Exploration                                593                12,139
 Stone Energy /1/                                           549                21,713
 Swift Energy /1/                                           520                12,298
 Tom Brown /1/                                              822                19,194
 Unit /1/                                                   757                 8,289
 Vintage Petroleum                                        1,327                23,209
 XTO Energy                                               2,582                46,476
                                                                              321,115
OIL FIELD MACHINERY & EQUIPMENT (0.37%)
 Carbo Ceramics                                             314                11,423
 Dril-Quip /1/                                              364                 6,210
 Lone Star Technologies /1/                                 521                 8,565
                                                                               26,198
OIL REFINING & MARKETING (0.10%)
 WD-40                                                      325                 7,319
OIL-FIELD SERVICES (0.65%)
 CAL Dive International /1/                                 683                14,268
 Oceaneering International /1/                              492                 9,594
 Seacor Smit /1/                                            422                16,728
 Tetra Technologies                                         293                 4,987
                                                                               45,577
OPTICAL SUPPLIES (0.11%)
 Sola International /1/                                     499                 7,974
PAPER & RELATED PRODUCTS (0.45%)
 Buckeye Technologies /1/                                   720                 6,372
 Caraustar Industries                                       586                 4,571
 Chesapeake                                                 319                 9,034
 Pope & Talbot                                              329                 4,277
 Schweitzer-Mauduit International                           312                 7,472
                                                                               31,726
PATIENT MONITORING EQUIPMENT (0.03%)
 Spacelabs Medical /1/                                      188                 2,077
PHARMACY SERVICES (1.23%)
 Accredo Health /1/                                         544                18,561
 AdvancePCS /1/                                             876                53,235
 Syncor International /1/                                   515                14,935
                                                                               86,731
PHOTO EQUIPMENT & SUPPLIES (0.03%)
 Concord Camera /1/                                         531                 2,108
PHYSICAL THERAPY & REHABILITATION CENTERS (0.13%)
 RehabCare Group /1/                                        358                 9,093
PHYSICIAN PRACTICE MANAGEMENT (0.35%)
 Pediatrix Medical Group /1/                                492                14,288
 US Oncology /1/                                          1,988                10,437
                                                                               24,725
POWER CONVERTER & SUPPLY EQUIPMENT (0.69%)
 Advanced Energy Industries /1/                             668                13,420
 Artesyn Technologies /1/                                   804                 5,797
 C&D Technologies                                           550                11,396
 Magnetek /1/                                               477                 4,126
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
POWER CONVERTER & SUPPLY EQUIPMENT (CONTINUED)
                                                                           $
 Vicor /1/                                                  890                13,715
                                                                               48,454
PRECIOUS METALS (0.18%)
 Stillwater Mining /1/                                      815                12,706
PRINTING-COMMERCIAL (0.17%)
 Bowne                                                      696                 7,273
 Consolidated Graphics /1/                                  274                 4,494
                                                                               11,767
PROPERTY & CASUALTY INSURANCE (1.43%)
 First American                                           1,372                22,844
 Fremont General                                          1,488                 7,455
 LandAmerica Financial Group                                379                 9,926
 Mutual Risk Management                                     876                 8,015
 Philadelphia Consolidated Holding                          375                14,696
 RLI                                                        207                 8,332
 SCPIE Holdings                                             180                 2,788
 Selective Insurance Group                                  532                11,427
 Stewart Information Services                               315                 6,017
 Zenith National Insurance                                  368                 9,425
                                                                              100,925
PUBLICLY TRADED INVESTMENT FUND (0.78%)
 iShares S&P SmallCap 600 Index Fund                        545                54,914
PUBLISHING-BOOKS (0.17%)
 Information Holdings /1/                                   455                 9,969
 Thomas Nelson                                              278                 2,349
                                                                               12,318
RECREATIONAL CENTERS (0.16%)
 Bally Total Fitness Holding                                608                11,224
RECREATIONAL VEHICLES (0.55%)
 Arctic Cat                                                 503                 8,149
 Polaris Industries                                         494                22,210
 Thor Industries                                            249                 8,715
                                                                               39,074
RECYCLING (0.03%)
 Imco Recycling                                             309                 1,950
REINSURANCE (0.09%)
 Trenwick Group                                             776                 6,022
RENTAL AUTO & EQUIPMENT (0.10%)
 Aaron Rents                                                419                 7,312
RESEARCH & DEVELOPMENT (0.52%)
 Parexel International /1/                                  518                 7,734
 Pharmaceutical Product Development /1/                   1,086                28,963
                                                                               36,697
RESPIRATORY PRODUCTS (0.83%)
 Resmed /1/                                                 659                36,772
 Respironics /1/                                            639                21,522
                                                                               58,294
RETAIL-APPAREL & SHOE (2.18%)
 AnnTaylor Stores /1/                                       608                13,376
 Brown Shoe                                                 368                 4,048
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                           $
 Burlington Coat Factory Warehouse                          932                13,933
 Cato                                                       524                 8,882
 Chico's FAS /1/                                            561                14,586
 Christopher & Banks /1/                                    342                11,269
 Dress Barn /1/                                             386                 8,739
 Footstar /1/                                               419                13,995
 Genesco /1/                                                461                 8,413
 Goody's Family Clothing /1/                                630                 2,929
 HOT Topic /1/                                              427                10,795
 Men's Wearhouse /1/                                        861                17,108
 Pacific Sunwear of California /1/                          683                 9,391
 Stein Mart /1/                                             868                 6,918
 Wet Seal /1/                                               456                 9,280
                                                                              153,662
RETAIL-ARTS & CRAFTS (0.49%)
 Michaels Stores /1/                                        671                34,469
RETAIL-AUTO PARTS (0.78%)
 Discount Auto Parts /1/                                    352                 5,878
 O'Reilly Automotive /1/                                  1,088                30,747
 PEP Boys-Manny Moe & Jack                                1,125                13,219
 TBC                                                        442                 4,871
                                                                               54,715
RETAIL-AUTOMOBILE (0.64%)
 Copart /1/                                               1,163                34,134
 Group 1 Automotive /1/                                     410                10,988
                                                                               45,122
RETAIL-BEDDING (0.22%)
 Linens 'N Things /1/                                       853                15,525
RETAIL-COMPUTER EQUIPMENT (0.20%)
 Insight Enterprises /1/                                    872                14,170
RETAIL-CONSUMER ELECTRONICS (0.06%)
 Ultimate Electronics /1/                                   231                 4,190
RETAIL-CONVENIENCE STORE (0.18%)
 Casey's General Stores                                   1,042                12,973
RETAIL-DISCOUNT (0.13%)
 Factory 2-U Stores /1/                                     269                 3,804
 ShopKo Stores                                              604                 5,224
                                                                                9,028
RETAIL-FABRIC STORE (0.08%)
 Hancock Fabrics                                            364                 4,277
 Jo-Ann Stores                                              356                 1,645
                                                                                5,922
RETAIL-HAIR SALONS (0.26%)
 Regis                                                      871                18,517
RETAIL-HOME FURNISHINGS (0.44%)
 Cost Plus /1/                                              445                 8,655
 Pier 1 Imports                                           2,029                22,340
                                                                               30,995
RETAIL-JEWELRY (0.29%)
 Zale /1/                                                   723                20,692
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (0.16%)
                                                                           $
 School Specialty /1/                                       370                11,452
RETAIL-PAWN SHOPS (0.06%)
 Cash America International                                 521                 4,168
RETAIL-RESTAURANTS (3.10%)
 Applebees International                                    777                23,388
 CEC Entertainment /1/                                      583                22,585
 Cheesecake Factory /1/                                     996                28,087
 IHOP /1/                                                   424                10,837
 Jack in the Box /1/                                        820                20,172
 Landry's Seafood Restaurant                                455                 7,985
 Lone Star Steakhouse & Saloon                              506                 6,558
 Luby's                                                     436                 2,638
 O'Charley's                                                388                 6,204
 P.F. Chang's China Bistro /1/                              250                 9,908
 Panera Bread /1/                                           294                12,098
 Rare Hospitality International /1/                         449                 8,185
 Ruby Tuesday                                             1,350                23,274
 Ryan's Family Steak Houses /1/                             642                11,556
 Sonic /1/                                                  558                18,699
 Steak N Shake                                              605                 6,474
                                                                              218,648
RETAIL-VARIETY STORE (0.55%)
 99 Cents Only Stores /1/                                 1,084                38,536
SAVINGS & LOANS/THRIFTS (2.06%)
 American Financial Holdings                                487                12,360
 Anchor Bancorp Wisconsin                                   483                 7,607
 Commercial Federal                                       1,081                26,982
 Dime Community Bancshares                                  359                 8,706
 Downey Financial                                           594                20,873
 Firstfed Financial                                         363                 8,073
 MAF Bancorp                                                475                13,300
 Staten Island Bancorp                                      700                20,258
 Washington Federal                                       1,214                27,497
                                                                              145,656
SCHOOLS (0.50%)
 Corinthian Colleges /1/                                    446                16,292
 ITT Educational Services                                   499                18,987
                                                                               35,279
SECURITY SERVICES (0.11%)
 Kroll                                                      472                 7,552
SEISMIC DATA COLLECTION (0.37%)
 Input/Output /1/                                         1,076                 8,662
 Seitel                                                     527                 7,167
 Veritas DGC /1/                                            670                10,291
                                                                               26,120
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.81%)
 Elantec Semiconductor /1/                                  473                15,462
 Exar /1/                                                   818                18,438
 Pericom Semiconductor /1/                                  528                 7,102
 Power Integrations                                         581                13,369
 Standard Microsystems /1/                                  313                 3,130
                                                                               57,501
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT (1.97%)
                                                                           $
 ATMI /1/                                                   637                12,141
 Axcelis Technologies /1/                                 2,045                26,810
 Cohu                                                       429                 7,486
 Dupont Photomasks /1/                                      375                13,515
 Electroglas /1/                                            443                 5,551
 Helix Technology                                           475                 9,205
 Kulicke & Soffa Industries                               1,030                15,625
 Photronics /1/                                             628                15,587
 Therma-Wave /1/                                            505                 6,146
 Ultratech Stepper /1/                                      466                 6,268
 Varian Semiconductor Equipment Associates /1/              681                20,457
                                                                              138,791
STEEL PIPE & TUBE (0.45%)
 Shaw Group /1/                                             865                23,788
 Valmont Industries                                         517                 8,127
                                                                               31,915
STEEL-PRODUCERS (0.46%)
 Reliance Steel & Aluminum                                  647                14,978
 Ryerson Tull                                               522                 6,003
 Steel Dynamics /1/                                         960                 9,984
 Steel Technologies                                         198                 1,499
                                                                               32,464
STEEL-SPECIALTY (0.04%)
 Material Sciences /1/                                      285                 2,804
STORAGE/WAREHOUSING (0.13%)
 Mobile Mini /1/                                            296                 9,229
SUPERCONDUCTOR PRODUCTION & SYSTEMS (0.14%)
 Intermagnetics General /1/                                 331                 9,543
TELECOM EQUIPMENT FIBER OPTICS (0.21%)
 C-COR.net /1/                                              680                 4,658
 Harmonic /1/                                             1,226                 9,894
                                                                               14,552
TELECOMMUNICATION EQUIPMENT (0.11%)
 Aware /1/                                                  440                 2,033
 Davox /1/                                                  248                 2,197
 Network Equipment Technologies /1/                         425                 1,058
 Symmetricom /1/                                            461                 2,582
                                                                                7,870
TELECOMMUNICATION SERVICES (0.25%)
 Aspect Communications /1/                                1,003                 2,246
 Metro One Telecommunications                               505                15,226
                                                                               17,472
TELEPHONE-INTEGRATED (0.18%)
 General Communication /1/                                1,116                12,968
THERAPEUTICS (0.16%)
 MGI Pharmaceuticals /1/                                    439                 5,536
 Theragenics                                                623                 5,545
                                                                               11,081
TOBACCO (0.08%)
 DIMON                                                      939                 5,869
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOYS (0.10%)
                                                                           $
 Jakks Pacific /1/                                          380                 7,163
TRANSPORT-MARINE (0.18%)
 Kirby                                                      506                13,004
TRANSPORT-RAIL (0.22%)
 Kansas City Southern Industries                          1,228                15,350
TRANSPORT-SERVICES (0.13%)
 Offshore Logistics                                         451                 8,997
TRANSPORT-TRUCK (1.74%)
 Arkansas Best                                              429                10,090
 Arnold Industries                                          521                11,264
 Forward Air /1/                                            453                11,928
 Heartland Express /1/                                      668                15,698
 Landstar System /1/                                        179                12,829
 Roadway Express                                            408                11,118
 USFreightways                                              553                17,204
 Werner Enterprises                                         993                21,498
 Yellow                                                     509                11,198
                                                                              122,827
VITAMINS & NUTRITION PRODUCTS (0.22%)
 Natures Sunshine Products                                  342                 3,950
 NBTY /1/                                                 1,374                11,720
                                                                               15,670
WATER (0.56%)
 American States Water                                      212                 7,081
 Philadelphia Suburban                                    1,139                32,461
                                                                               39,542
WATER TREATMENT SYSTEMS (0.12%)
 Ionics /1/                                                 364                 8,554
WIRE & CABLE PRODUCTS (0.15%)
 Belden                                                     517                10,345
WIRELESS EQUIPMENT (0.38%)
 Allen Telecom                                              591                 4,433
 Audiovox /1/                                               439                 3,358
 DMC Stratex Networks /1/                                 1,553                 8,464
 Proxim /1/                                                 568                 3,845
 Viasat /1/                                                 463                 6,857
                                                                               26,957
X-RAY EQUIPMENT (0.04%)
 Hologic /1/                                                301                 2,679
                                           TOTAL COMMON STOCKS              7,001,246

                                                     Principal
                                                       Amount                 Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.10%)
FINANCE-CONSUMER LOANS (1.10%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                         10,000,000
                                                     $                     $
  2.46%; 11/01/01                                        77,956                77,956
                                        TOTAL COMMERCIAL PAPER                 77,956
                                                                           ----------

                         TOTAL PORTFOLIO INVESTMENTS (100.28%)              7,079,202
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.28%)                             (19,985)
                                    TOTAL NET ASSETS (100.00%)             $7,059,217
                                                                           -------------



/1 /Non-income producing security.
See accompanying notes.

                                      243



                            SCHEDULE OF INVESTMENTS
                              SMALLCAP VALUE FUND

                                OCTOBER 31, 2001

                                                       Shares
                                                        Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (89.99%)
ADVERTISING SERVICES (0.55%)
                                                                           $
 R.H. Donnelley                                           1,490                39,336
AEROSPACE & DEFENSE (0.77%)
 Esterline Technologies                                   1,750                23,660
 Gencorp                                                  2,700                32,130
                                                                               55,790
AEROSPACE & DEFENSE EQUIPMENT (1.70%)
 AAR                                                      2,870                21,812
 BE Aerospace /1/                                         7,700                62,524
 Kaman                                                    2,800                37,884
                                                                              122,220
AIRLINES (0.43%)
 Midwest Express Holdings /1/                             2,800                31,080
APPAREL MANUFACTURERS (0.37%)
 Phillips-Van Heusen                                      3,100                26,474
ATHLETIC FOOTWEAR (0.37%)
 Reebok International                                     1,270                26,365
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.40%)
 American Axle & Manufacturing Holdings /1/               3,100                52,390
 Modine Manufacturing                                       700                14,525
 Tower Automotive /1/                                     5,600                34,272
                                                                              101,187
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.63%)
 Insituform Technologies /1/                              2,370                45,409
BUILDING PRODUCTS-AIR & HEATING (0.58%)
 Lennox International                                     4,690                42,069
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.10%)
 Florida Rock Industries                                  1,200                33,840
 Texas Industries                                         1,500                45,150
                                                                               78,990
BUILDING PRODUCTS-LIGHT FIXTURES (0.43%)
 LSI Industries                                           1,400                30,800
BUILDING PRODUCTS-WOOD (0.45%)
 Universal Forest Products                                1,900                32,281
BUILDING-RESIDENTIAL & COMMERCIAL (0.45%)
 Toll Brothers /1/                                        1,030                32,095
CERAMIC PRODUCTS (0.77%)
 Dal-Tile International /1/                               3,410                55,276
CHEMICALS-SPECIALTY (1.18%)
 Cytec Industries /1/                                     1,240                29,673
 OM Group                                                   920                55,706
                                                                               85,379
CIRCUIT BOARDS (1.20%)
 Benchmark Electronics /1/                                3,080                52,514
 Merix /1/                                                2,000                33,760
                                                                               86,274
COAL (0.65%)
 Massey Energy                                            2,270                46,535
                                                       Shares
                                                        Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (5.55%)
                                                                           $
 Area Bancshares                                          2,800                47,320
 Colonial Bancgroup                                       4,860                61,236
 CVB Financial                                            1,400                31,136
 East-West Bancorp                                        1,750                39,532
 First Midwest Bancorp                                      580                19,384
 Greater Bay Bancorp                                      2,000                45,580
 R & G Financial                                          2,170                40,210
 UMB Financial                                            1,300                54,626
 United Bankshares                                        2,250                61,200
                                                                              400,224
COMMERCIAL SERVICES (1.07%)
 Central Parking                                          2,260                34,352
 Quanta Services /1/                                      2,810                42,712
                                                                               77,064
COMPUTER DATA SECURITY (0.01%)
 Rainbow Technologies /1/                                    94                   377
COMPUTERS-INTEGRATED SYSTEMS (0.86%)
 Catapult Communications /1/                              2,740                62,061
COMPUTERS-PERIPHERAL EQUIPMENT (0.63%)
 InFocus /1/                                              2,330                45,109
CONTAINERS-METAL & GLASS (0.37%)
 Ball                                                       430                26,462
CONTAINERS-PAPER & PLASTIC (1.39%)
 Packaging Corp. of America /1/                           2,070                36,639
 Pactiv /1/                                               3,910                63,342
                                                                               99,981
DATA PROCESSING & MANAGEMENT (0.64%)
 eFunds /1/                                               2,970                46,035
DECISION SUPPORT SOFTWARE (0.65%)
 NETIQ /1/                                                1,660                46,729
DIVERSIFIED MANUFACTURING OPERATIONS (2.09%)
 Carlisle                                                 1,280                38,246
 Harsco                                                   1,080                34,506
 National Service Industries                              1,850                32,819
 Pentair                                                  1,420                45,085
                                                                              150,656
ELECTRIC PRODUCTS-MISCELLANEOUS (0.30%)
 Ucar International /1/                                   2,932                21,316
ELECTRIC-INTEGRATED (2.79%)
 CH Energy Group                                          1,630                65,151
 Idacorp                                                  1,760                66,880
 Public Service Co. of New Mexico                         2,810                68,845
                                                                              200,876
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.44%)
 Methode Electronics                                      4,360                31,610
ELECTRONIC MEASUREMENT INSTRUMENTS (0.51%)
 Flir Systems /1/                                           800                37,056
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (0.98%)
 Foster Wheeler                                           4,970                25,098
                                                       Shares
                                                        Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENGINEERING/RESEARCH & DEVELOPMENT SERVICES (CONTINUED)
                                                                           $
 Jacobs Engineering Group                                   700                45,878
                                                                               70,976
ENGINES-INTERNAL COMBUSTION (0.49%)
 Cummins Engine                                           1,130                35,380
FINANCE-INVESTMENT BANKER & BROKER (1.10%)
 Jefferies Group                                          1,506                49,954
 LaBranche /1/                                            1,010                29,179
                                                                               79,133
FOOD-DAIRY PRODUCTS (0.49%)
 Suiza Foods /1/                                            600                35,382
FOOD-MEAT PRODUCTS (0.96%)
 Smithfield Foods /1/                                     3,300                69,465
FOOD-MISCELLANEOUS/DIVERSIFIED (0.48%)
 Dole Food                                                1,700                34,612
FOOD-WHOLESALE/DISTRIBUTION (1.22%)
 Fleming                                                  2,300                55,430
 Spartan Stores /1/                                       2,500                32,325
                                                                               87,755
GARDEN PRODUCTS (0.59%)
 Toro                                                     1,000                42,900
GAS-DISTRIBUTION (3.69%)
 AGL Resources                                            2,600                53,690
 Energen                                                  2,100                51,450
 New Jersey Resources                                     1,290                58,050
 Peoples Energy                                           1,240                47,480
 Piedmont Natural Gas                                     1,730                55,014
                                                                              265,684
HEALTH CARE COST CONTAINMENT (0.52%)
 Orthodontic Centers of America /1/                       1,480                37,340
INSTRUMENTS-CONTROLS (0.54%)
 Woodward Governor                                          830                39,143
INTERNET FINANCIAL SERVICES (0.42%)
 IndyMac Bancorp                                          1,170                30,046
INVESTMENT COMPANIES (0.44%)
 American Capital Strategies                              1,290                31,953
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.72%)
 Affiliated Managers Group /1/                              840                51,828
LASERS-SYSTEMS & COMPONENTS (0.38%)
 Coherent /1/                                             1,030                27,295
LIFE & HEALTH INSURANCE (1.32%)
 Protective Life                                          1,070                29,478
 Stancorp Financial Group                                 1,480                65,712
                                                                               95,190
LOTTERY SERVICES (0.68%)
 Gtech Holdings /1/                                       1,230                49,077
MACHINERY-FARM (0.21%)
 Lindsay Manufacturing                                      840                15,490
                                                       Shares
                                                        Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-MATERIAL HANDLING (0.32%)
                                                                           $
 Nacco Industries                                           440                23,012
MEDICAL INSTRUMENTS (0.44%)
 Intuitive Surgical /1/                                   3,470                31,924
MEDICAL PRODUCTS (0.67%)
 Cooper                                                   1,000                48,000
MEDICAL-BIOMEDICAL/GENE (0.55%)
 Aviron /1/                                               1,200                39,960
MEDICAL-DRUGS (0.46%)
 Medicis Pharmaceutical /1/                                 570                32,883
MEDICAL-HMO (0.44%)
 Mid Atlantic Medical Services /1/                        1,700                31,535
MEDICAL-HOSPITALS (0.46%)
 Province Healthcare /1/                                  1,210                33,335
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.17%)
 Cross Country /1/                                          602                12,275
METAL PROCESSORS & FABRICATION (1.26%)
 Precision Castparts                                      2,280                51,847
 Quanex                                                   1,490                38,666
                                                                               90,513
METAL-DIVERSIFIED (0.57%)
 Freeport-McMoran Copper & Gold                           3,700                41,070
MISCELLANEOUS INVESTING (10.48%)
 Annaly Mortgage Management                               3,040                41,800
 Arden Realty                                             1,570                38,669
 Brandywine Realty Trust                                  1,410                27,833
 Camden Property Trust                                    1,040                36,192
 Capital Automotive                                       1,960                37,926
 Charles E. Smith Residential                               860                40,807
 Chelsea Property Group                                   1,110                49,728
 Developers Diversified Realty                            2,180                39,676
 First Industrial Realty Trust                            1,440                39,600
 Gables Residential Trust                                   940                25,286
 Health Care Property Investors                             850                31,637
 Highwoods Properties                                     1,840                43,424
 Hospitality Properties Trust                             1,080                26,795
 Kilroy Realty                                            1,870                43,777
 Macerich                                                 1,360                32,912
 Prentiss Properties Trust                                1,430                36,322
 Reckson Associates Realty                                1,120                25,760
 Redwood Trust                                            1,300                32,110
 Regency Centers                                            990                24,503
 SL Green Realty                                          1,520                45,326
 Storage USA                                                880                35,332
                                                                              755,415
MISCELLANEOUS MANUFACTURERS (0.79%)
 Aptargroup                                               1,900                57,190
MULTI-LINE INSURANCE (0.45%)
 American National Insurance                                400                32,796
                                                       Shares
                                                        Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (0.60%)
                                                                           $
 Anixter International /1/                                1,130                28,024
 Tellium /1/                                              2,300                15,295
                                                                               43,319
NON-HOTEL GAMBLING (0.37%)
 Argosy Gaming /1/                                          930                26,998
OIL & GAS DRILLING (1.00%)
 Patterson-UTI Energy /1/                                 3,370                60,728
 Pride International /1/                                    870                11,188
                                                                               71,916
OIL COMPANY-EXPLORATION & PRODUCTION (3.21%)
 Denbury Resources /1/                                    7,360                63,296
 Newfield Exploration /1/                                   700                24,367
 Noble Affiliates                                           620                22,921
 Penn Virginia                                            1,160                44,660
 Swift Energy /1/                                         1,200                28,380
 Vintage Petroleum                                        2,710                47,398
                                                                              231,022
OIL FIELD MACHINERY & EQUIPMENT (0.29%)
 Grant Prideco /1/                                        2,340                21,271
OIL REFINING & MARKETING (0.64%)
 Tesoro Petroleum                                         3,500                46,270
OIL-FIELD SERVICES (0.63%)
 Key Energy Services /1/                                  5,200                45,240
PHARMACY SERVICES (0.44%)
 Syncor International /1/                                 1,100                31,900
PHYSICAL THERAPY & REHABILITATION CENTERS (0.49%)
 RehabCare Group /1/                                      1,400                35,560
PIPELINES (0.58%)
 Equitable Resources                                      1,260                41,467
POWER CONVERTER & SUPPLY EQUIPMENT (0.36%)
 Artesyn Technologies /1/                                 3,620                26,100
PRECIOUS METALS (0.43%)
 Stillwater Mining /1/                                    2,010                31,336
PRINTING-COMMERCIAL (0.85%)
 Banta                                                    2,110                61,295
PRIVATE CORRECTIONS (0.20%)
 Wackenhut Corrections /1/                                  961                14,415
PROPERTY & CASUALTY INSURANCE (1.33%)
 Fidelity National Financial                              1,697                39,048
 Harleysville Group                                       1,400                33,656
 W.R. Berkley                                               430                22,880
                                                                               95,584
PUBLISHING-BOOKS (0.95%)
 Scholastic /1/                                           1,530                68,391
RADIO (0.50%)
 Spanish Broadcasting System /1/                          4,600                36,294
                                                       Shares
                                                        Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RENTAL AUTO & EQUIPMENT (0.43%)
                                                                           $
 Rent-A-Center /1/                                        1,150                31,338
RETAIL-APPAREL & SHOE (0.24%)
 Brown Shoe                                               1,570                17,270
RETAIL-AUTOMOBILE (0.46%)
 Sonic Automotive /1/                                     1,990                33,074
RETAIL-RESTAURANTS (1.40%)
 Jack in the Box /1/                                      1,500                36,900
 Papa John's International /1/                              627                17,468
 Rare Hospitality International /1/                       2,550                46,487
                                                                              100,855
RETAIL-SPORTING GOODS (0.43%)
 Galyans Trading /1/                                      2,770                31,024
RETIREMENT & AGED CARE (0.83%)
 Sunrise Assisted Living /1/                              2,010                60,079
SAVINGS & LOANS/THRIFTS (3.33%)
 Astoria Financial                                          510                26,566
 Downey Financial                                         1,220                42,871
 Flagstar Bancorp                                         1,535                38,452
 Independence Community Bank                              1,066                25,925
 MAF Bancorp                                                718                20,104
 Staten Island Bancorp                                    1,147                33,194
 Webster Financial                                        1,750                53,112
                                                                              240,224
SCHOOLS (1.03%)
 Education Management                                       800                27,600
 Sylvan Learning Systems /1/                              2,070                46,368
                                                                               73,968
SEMICONDUCTOR EQUIPMENT (1.23%)
 Mykrolis /1/                                             2,200                23,320
 Photronics /1/                                           1,360                33,755
 Varian Semiconductor Equipment Associates /1/            1,060                31,843
                                                                               88,918
STEEL PIPE & TUBE (0.29%)
 Maverick Tube /1/                                        1,740                21,054
STEEL-PRODUCERS (0.35%)
 Carpenter Technology                                     1,160                25,230
STEEL-SPECIALTY (0.54%)
 Allegheny Technologies                                   2,650                39,220
TELECOMMUNICATION EQUIPMENT (0.66%)
 Andrew /1/                                               2,610                47,424
THERAPEUTICS (0.52%)
 Amylin Pharmaceuticals /1/                               4,600                37,306
TRANSPORT-RAIL (0.47%)
 Kansas City Southern Industries                          2,710                33,875
TRANSPORT-TRUCK (0.88%)
 Heartland Express /1/                                    1,100                25,850
                                                       Shares
                                                        Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (CONTINUED)
                                                                           $
 Yellow                                                   1,700                37,400
                                                                               63,250
VITAMINS & NUTRITION PRODUCTS (0.50%)
 NBTY /1/                                                 4,200                35,826
WIRE & CABLE PRODUCTS (0.47%)
 Belden                                                   1,680                33,617
WIRELESS EQUIPMENT (0.44%)
 DMC Stratex Networks /1/                                 5,860                31,937
                                           TOTAL COMMON STOCKS              6,485,540

                                                     Principal
                                                       Amount                Value
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.01%)
FINANCE-CONSUMER LOANS (9.01%)
 Investment in Joint Trading Account; Student
  Loan Marketing Association                         10,000,000
                                                     $                     $
  2.46%; 11/01/01                                       649,517               649,517
                                        TOTAL COMMERCIAL PAPER                649,517
                                                                           ----------

                          TOTAL PORTFOLIO INVESTMENTS (99.00%)              7,135,057
CASH AND RECEIVABLES, NET OF LIABILITIES (1.00%)                               72,003
                                    TOTAL NET ASSETS (100.00%)             $7,207,060
                                                                           ------------



/1 /Non-income producing security.
See accompanying notes.

                                      247



                            SCHEDULE OF INVESTMENTS
                                TECHNOLOGY FUND

                                OCTOBER 31, 2001

                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (91.30%)
APPLICATIONS SOFTWARE (11.97%)
                                                                    $
 Microsoft /1/                                    10,140               589,641
CELLULAR TELECOMMUNICATIONS (10.44%)
 AT&T Wireless Services /1/                        9,506               137,266
 NTT DoCoMo                                            5                67,808
 Vodafone Group                                  133,862               309,534
                                                                       514,608
COMPUTER SERVICES (1.69%)
 Electronic Data Systems                           1,291                83,102
COMPUTERS (11.59%)
 Dell Computer /1/                                 6,480               155,391
 International Business Machines                   2,905               313,943
 Sun Microsystems /1/                             10,042               101,926
                                                                       571,260
COMPUTERS-MEMORY DEVICES (1.08%)
 Veritas Software /1/                              1,870                53,071
DIVERSIFIED OPERATIONS (3.13%)
 Hutchison Whampoa                                19,000               154,070
ELECTRONIC COMPONENTS-MISCELLANEOUS (5.38%)
 Flextronics International /1/                     3,976                79,122
 Koninklijke Philips Electronics                   6,530               148,451
 Murata Manufacturing                                600                37,646
                                                                       265,219
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.95%)
 Broadcom /1/                                        155                 5,334
 Intel                                             4,774               116,581
 Micron Technology                                   816                18,572
 Rohm                                                400                42,580
 Texas Instruments                                 2,166                60,626
                                                                       243,693
ENTERPRISE SOFTWARE/SERVICE (3.00%)
 Oracle /1/                                        7,468               101,266
 SAP                                                 456                46,822
                                                                       148,088
MULTIMEDIA (2.50%)
 AOL Time Warner /1/                               3,942               123,030
NETWORKING PRODUCTS (2.74%)
 Cisco Systems /1/                                 7,976               134,954
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.75%)
 Maxim Integrated Products /1/                     2,964               135,603
SEMICONDUCTOR EQUIPMENT (4.22%)
 Applied Materials /1/                             3,131               106,798
 ASM Lithography Holding /1/                       7,010               101,023
                                                                       207,821
TELECOMMUNICATION EQUIPMENT (4.53%)
 Nokia                                            10,657               222,979
TELECOMMUNICATION SERVICES (0.85%)
 Korea Telecom                                     2,000                41,680
TELEPHONE-INTEGRATED (20.48%)
 AT&T                                              7,566               115,382
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                    $
 British Telecommunications                       15,350                77,686
 Nippon Telegraph & Telephone                          6                24,705
 Qwest Communications International /1/            2,066                26,755
 SBC Communications                                5,701               217,265
 Sprint                                            4,051                81,020
 Swisscom                                            160                44,436
 Telecom Italia                                   15,950               133,174
 Telefonica                                       10,771               129,417
 Verizon Communications                            2,497               124,376
 WorldCom /1/                                      2,492                33,517
 WorldCom                                             99                 1,173
                                                                     1,008,906
                                    TOTAL COMMON STOCKS              4,497,725
                                                                    ----------

                   TOTAL PORTFOLIO INVESTMENTS (91.30%)              4,497,725
CASH AND RECEIVABLES, NET OF LIABILITIES (8.70%)                       428,692
                             TOTAL NET ASSETS (100.00%)             $4,926,417
                                                                    ------------



/1 /Non-income producing security.


                   INVESTMENTS BY COUNTRY
 Country                          Value            Percentage of
                                                    Total Value
--------------------------------------------------------------------
                                $
 Finland                           222,979              4.96%
 Germany                            46,822              1.04
 Hong Kong                         154,071              3.42
 Italy                             133,174              2.96
 Japan                             172,738              3.84
 Korea                              41,680              0.93
 Netherlands                       249,473              5.54
 Singapore                          79,123              1.76
 Spain                             129,417              2.88
 Switzerland                        44,436              0.99
 United Kingdom                    387,220              8.61
 United States                   2,836,592             63.07
        PERCENT OF TOTAL        $4,497,725            100.00%
                HOLDINGS
                                ------------          ---------

                                      248

See accompanying notes.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:

                         2001/(B)/
                         ----
BALANCED FUND
-------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.12
Income from Investment
 Operations:
 Net Investment Income    0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)
                         -----
 Total From Investment
            Operations   (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.04
                         =====
Total Return..........   (9.57)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,130
 Ratio of Expenses to
  Average Net Assets..    1.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.34%/(d)/
 Portfolio Turnover
  Rate................    92.2%/(d)/

                         2001/(B)/
                         ----
BALANCED FUND
-------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.12
Income from Investment
 Operations:
 Net Investment Income    0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)
                         -----
 Total From Investment
            Operations   (1.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.02
                         =====
Total Return..........   (9.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,752
 Ratio of Expenses to
  Average Net Assets..    1.25%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.16%/(d)/
 Portfolio Turnover
  Rate................    92.2%/(d)/

                         2001/(E)/
                         ----
BALANCED FUND
-------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.53
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.60)
                         -----
 Total From Investment
            Operations   (0.55)
                         -----
Net Asset Value, End
 of Period............   $8.98
                         =====
Total Return /(a)/ ...   (5.97)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,876
 Ratio of Expenses to
  Average Net Assets..    1.42%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.05%/(d)/
 Portfolio Turnover
  Rate................    92.2%/(d)/

                         2001/(E)/
                         ----
BALANCED FUND
-------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $9.53
Income from Investment
 Operations:
 Net Investment Income    0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.68)
                         -----
 Total From Investment
            Operations   (0.50)
                         -----
Net Asset Value, End
 of Period............   $9.03
                         =====
Total Return..........   (5.45)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets..    0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.87%/(d)/
 Portfolio Turnover
  Rate................    92.2%/(d)/

                         2001/(B)/
                         ----
BALANCED FUND
-------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.12
Income from Investment
 Operations:
 Net Investment Income    0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.36)
                         -----
 Total From Investment
            Operations   (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.07
                         =====
Total Return..........   (9.27)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,134
 Ratio of Expenses to
  Average Net Assets..    0.76%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.50%/(d)/
 Portfolio Turnover
  Rate................    92.2%/(d)/

                         2001/(B)/
                         ----
BALANCED FUND
-------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.12
Income from Investment
 Operations:
 Net Investment Income    0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.23)
                         -----
 Total From Investment
            Operations   (1.05)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.05
                         =====
Total Return..........   (9.47)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,132
 Ratio of Expenses to
  Average Net Assets..    0.88%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.53%/(d)/
 Portfolio Turnover
  Rate................    92.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.11 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.04
Income from Investment
 Operations:
 Net Investment Income    0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.64
                          ----
 Total From Investment
            Operations    1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)
                         -----
   Total Dividends and
         Distributions   (0.49)
                         -----
Net Asset Value, End
 of Period............  $10.68
                        ======
Total Return..........   10.95%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,669
 Ratio of Expenses to
  Average Net Assets..    1.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.03%/(d)/
 Portfolio Turnover
  Rate................   124.7%/(d)/

                         2001/(B)/
                         ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.04
Income from Investment
 Operations:
 Net Investment Income    0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.63
                          ----
 Total From Investment
            Operations    1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)
                         -----
   Total Dividends and
         Distributions   (0.47)
                         -----
Net Asset Value, End
 of Period............  $10.67
                        ======
Total Return..........   10.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,669
 Ratio of Expenses to
  Average Net Assets..    1.30%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.85%/(d)/
 Portfolio Turnover
  Rate................   124.7%/(d)/

                         2001/(E)/
                         ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.37
Income from Investment
 Operations:
 Net Investment Income    0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37
                          ----
 Total From Investment
            Operations    0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.32)
                         -----
   Total Dividends and
         Distributions   (0.32)
                         -----
Net Asset Value, End
 of Period............  $10.73
                        ======
Total Return /(a)/ ...    6.46%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,941
 Ratio of Expenses to
  Average Net Assets..    1.48%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.41%/(d)/
 Portfolio Turnover
  Rate................   124.7%/(d)/

                         2001/(E)/
                         ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.37
Income from Investment
 Operations:
 Net Investment Income    0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.35
                          ----
 Total From Investment
            Operations    0.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.38)
                         -----
   Total Dividends and
         Distributions   (0.38)
                         -----
Net Asset Value, End
 of Period............  $10.71
                        ======
Total Return..........    6.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,090
 Ratio of Expenses to
  Average Net Assets..    0.55%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.28%/(d)/
 Portfolio Turnover
  Rate................   124.7%/(d)/

                         2001/(B)/
                         ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.05
Income from Investment
 Operations:
 Net Investment Income    0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.64
                          ----
 Total From Investment
            Operations    1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)
                         -----
   Total Dividends and
         Distributions   (0.51)
                         -----
Net Asset Value, End
 of Period............  $10.68
                        ======
Total Return..........   11.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,669
 Ratio of Expenses to
  Average Net Assets..    0.81%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.59%/(d)/
 Portfolio Turnover
  Rate................   124.7%/(d)/

                         2001/(B)/
                         ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.05
Income from Investment
 Operations:
 Net Investment Income    0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.62
                          ----
 Total From Investment
            Operations    1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.50)
                         -----
   Total Dividends and
         Distributions   (0.50)
                         -----
Net Asset Value, End
 of Period............  $10.67
                        ======
Total Return..........   11.03%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,668
 Ratio of Expenses to
  Average Net Assets..    0.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.22%/(d)/
 Portfolio Turnover
  Rate................   124.7%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 and $.01 per share, respectively, from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.15
                          ----
 Total From Investment
            Operations    0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.15)
                         -----
   Total Dividends and
         Distributions   (0.15)
                         -----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return..........    1.51%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,674
 Ratio of Expenses to
  Average Net Assets..    1.17%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.93%/(d)/
 Portfolio Turnover
  Rate................    31.1%/(d)/

                         2001/(B)/
                         ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.14
                          ----
 Total From Investment
            Operations    0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.14)
                         -----
   Total Dividends and
         Distributions   (0.14)
                         -----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return..........    1.44%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,673
 Ratio of Expenses to
  Average Net Assets..    1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.75%/(d)/
 Portfolio Turnover
  Rate................    31.1%/(d)/

                         2001/(B)/
                         ----
CAPITAL PRESERVATION FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.13
                          ----
 Total From Investment
            Operations    0.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)
                         -----
   Total Dividends and
         Distributions   (0.13)
                         -----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return /(a)/ ...    1.34%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,376
 Ratio of Expenses to
  Average Net Assets..    1.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.51%/(d)/
 Portfolio Turnover
  Rate................    31.1%/(d)/

                         2001/(B)/
                         ----
CAPITAL PRESERVATION FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.17
                          ----
 Total From Investment
            Operations    0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.17)
                         -----
   Total Dividends and
         Distributions   (0.17)
                         -----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return..........    1.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,780
 Ratio of Expenses to
  Average Net Assets..    0.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.50%/(d)/
 Portfolio Turnover
  Rate................    31.1%/(d)/

                         2001/(B)/
                         ----
CAPITAL PRESERVATION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.16
                          ----
 Total From Investment
            Operations    0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.16)
                         -----
   Total Dividends and
         Distributions   (0.16)
                         -----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return..........    1.63%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,676
 Ratio of Expenses to
  Average Net Assets..    0.86%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.24%/(d)/
 Portfolio Turnover
  Rate................    31.1%/(d)/

                         2001/(B)/
                         ----
CAPITAL PRESERVATION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.15
                          ----
 Total From Investment
            Operations    0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.15)
                         -----
   Total Dividends and
         Distributions   (0.15)
                         -----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return..........    1.54%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,675
 Ratio of Expenses to
  Average Net Assets..    0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.12%/(d)/
 Portfolio Turnover
  Rate................    31.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
EUROPEAN FUND
-------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.53)
                          -----
 Total From Investment
            Operations    (2.56)
                          -----
Net Asset Value, End
 of Period............    $7.68
                          =====
Total Return..........   (24.63)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $961
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.49%/(d)/
 Portfolio Turnover
  Rate................    134.1%/(d)/

                          2001/(B)/
                          ----
EUROPEAN FUND
-------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.54)
                          -----
 Total From Investment
            Operations    (2.57)
                          -----
Net Asset Value, End
 of Period............    $7.67
                          =====
Total Return..........   (24.73)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,571
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.48%/(d)/
 Portfolio Turnover
  Rate................    134.1%/(d)/

                          2001/(E)/
                          ----
EUROPEAN FUND
-------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.71
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)
                          -----
 Total From Investment
            Operations    (1.95)
                          -----
Net Asset Value, End
 of Period............    $7.76
                          =====
Total Return /(a)/ ...   (20.33)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $237
 Ratio of Expenses to
  Average Net Assets..     1.91%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.13)%/(d)/
 Portfolio Turnover
  Rate................    134.1%/(d)/

                          2001/(E)/
                          ----
EUROPEAN FUND
-------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.71
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.96)
                          -----
 Total From Investment
            Operations    (1.91)
                          -----
Net Asset Value, End
 of Period............    $7.80
                          =====
Total Return..........   (19.92)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $12
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%/(d)/
 Portfolio Turnover
  Rate................    134.1%/(d)/

                          2001/(B)/
                          ----
EUROPEAN FUND
-------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.75)
                          -----
 Total From Investment
            Operations    (2.54)
                          -----
Net Asset Value, End
 of Period............    $7.70
                          =====
Total Return..........   (24.44)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $938
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.24%/(d)/
 Portfolio Turnover
  Rate................    134.1%/(d)/

                          2001/(B)/
                          ----
EUROPEAN FUND
-------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.52)
                          -----
 Total From Investment
            Operations    (2.54)
                          -----
Net Asset Value, End
 of Period............    $7.70
                          =====
Total Return..........   (24.44)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $962
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%/(d)/
 Portfolio Turnover
  Rate................    134.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each incurred an unrealized gain of $.17 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.06
Income from Investment
 Operations:
 Net Investment Income    0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45
                          ----
 Total From Investment
            Operations    0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.50)
                         -----
   Total Dividends and
         Distributions   (0.50)
                         -----
Net Asset Value, End
 of Period............  $10.52
                        ======
Total Return..........    9.38%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,630
 Ratio of Expenses to
  Average Net Assets..    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.29%/(d)/
 Portfolio Turnover
  Rate................    36.1%/(d)/

                         2001/(B)/
                         ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.06
Income from Investment
 Operations:
 Net Investment Income    0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.45
                          ----
 Total From Investment
            Operations    0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)
                         -----
   Total Dividends and
         Distributions   (0.49)
                         -----
Net Asset Value, End
 of Period............  $10.51
                        ======
Total Return..........    9.13%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,657
 Ratio of Expenses to
  Average Net Assets..    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.12%/(d)/
 Portfolio Turnover
  Rate................    36.1%/(d)/

                         2001/(E)/
                         ----
GOVERNMENT SECURITIES FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.26
Income from Investment
 Operations:
 Net Investment Income    0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.30
                          ----
 Total From Investment
            Operations    0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.33)
                         -----
   Total Dividends and
         Distributions   (0.33)
                         -----
Net Asset Value, End
 of Period............  $10.55
                        ======
Total Return /(a)/ ...    6.07%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,397
 Ratio of Expenses to
  Average Net Assets..    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.88%/(d)/
 Portfolio Turnover
  Rate................    36.1%/(d)/

                         2001/(E)/
                         ----
GOVERNMENT SECURITIES FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.26
Income from Investment
 Operations:
 Net Investment Income    0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.30
                          ----
 Total From Investment
            Operations    0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)
                         -----
   Total Dividends and
         Distributions   (0.39)
                         -----
Net Asset Value, End
 of Period............  $10.55
                        ======
Total Return..........    6.72%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,390
 Ratio of Expenses to
  Average Net Assets..    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.86%/(d)/
 Portfolio Turnover
  Rate................    36.1%/(d)/

                         2001/(B)/
                         ----
GOVERNMENT SECURITIES FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.06
Income from Investment
 Operations:
 Net Investment Income    0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.48
                          ----
 Total From Investment
            Operations    0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.53)
                         -----
   Total Dividends and
         Distributions   (0.53)
                         -----
Net Asset Value, End
 of Period............  $10.52
                        ======
Total Return..........    9.63%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,643
 Ratio of Expenses to
  Average Net Assets..    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.74%/(d)/
 Portfolio Turnover
  Rate................    36.1%/(d)/

                         2001/(B)/
                         ----
GOVERNMENT SECURITIES FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.06
Income from Investment
 Operations:
 Net Investment Income    0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.46
                          ----
 Total From Investment
            Operations    0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)
                         -----
   Total Dividends and
         Distributions   (0.52)
                         -----
Net Asset Value, End
 of Period............  $10.52
                        ======
Total Return..........    9.53%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,630
 Ratio of Expenses to
  Average Net Assets..    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.48%/(d)/
 Portfolio Turnover
  Rate................    36.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.04
Income from Investment
 Operations:
 Net Investment Income    0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.61
                          ----
 Total From Investment
            Operations    1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)
                         -----
   Total Dividends and
         Distributions   (0.51)
                         -----
Net Asset Value, End
 of Period............  $10.65
                        ======
Total Return..........   10.99%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,662
 Ratio of Expenses to
  Average Net Assets..    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.33%/(d)/
 Portfolio Turnover
  Rate................    80.3%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.04
Income from Investment
 Operations:
 Net Investment Income    0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.61
                          ----
 Total From Investment
            Operations    1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.49)
                         -----
   Total Dividends and
         Distributions   (0.49)
                         -----
Net Asset Value, End
 of Period............  $10.65
                        ======
Total Return..........   10.84%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,881
 Ratio of Expenses to
  Average Net Assets..    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.15%/(d)/
 Portfolio Turnover
  Rate................    80.3%/(d)/

                         2001/(E)/
                         ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.33
Income from Investment
 Operations:
 Net Investment Income    0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37
                          ----
 Total From Investment
            Operations    0.70
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.34)
                         -----
   Total Dividends and
         Distributions   (0.34)
                         -----
Net Asset Value, End
 of Period............  $10.69
                        ======
Total Return /(a)/ ...    6.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,334
 Ratio of Expenses to
  Average Net Assets..    1.33%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.85%/(d)/
 Portfolio Turnover
  Rate................    80.3%/(d)/

                         2001/(E)/
                         ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.33
Income from Investment
 Operations:
 Net Investment Income    0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.35
                          ----
 Total From Investment
            Operations    0.76
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.40)
                         -----
   Total Dividends and
         Distributions   (0.40)
                         -----
Net Asset Value, End
 of Period............  $10.69
                        ======
Total Return..........    7.33%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets..    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.84%/(d)/
 Portfolio Turnover
  Rate................    80.3%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.04
Income from Investment
 Operations:
 Net Investment Income    0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.66
                          ----
 Total From Investment
            Operations    1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.53)
                         -----
   Total Dividends and
         Distributions   (0.53)
                         -----
Net Asset Value, End
 of Period............  $10.67
                        ======
Total Return..........   11.45%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,667
 Ratio of Expenses to
  Average Net Assets..    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.65%/(d)/
 Portfolio Turnover
  Rate................    80.3%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.04
Income from Investment
 Operations:
 Net Investment Income    0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.61
                          ----
 Total From Investment
            Operations    1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)
                         -----
   Total Dividends and
         Distributions   (0.52)
                         -----
Net Asset Value, End
 of Period............  $10.65
                        ======
Total Return..........   11.15%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,662
 Ratio of Expenses to
  Average Net Assets..    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.52%/(d)/
 Portfolio Turnover
  Rate................    80.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.63
                          ----
 Total From Investment
            Operations    1.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)
                         -----
   Total Dividends and
         Distributions   (0.52)
                         -----
Net Asset Value, End
 of Period............  $10.66
                        ======
Total Return..........   10.91%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,667
 Ratio of Expenses to
  Average Net Assets..    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.44%/(d)/
 Portfolio Turnover
  Rate................   101.3%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.64
                          ----
 Total From Investment
            Operations    1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)
                         -----
   Total Dividends and
         Distributions   (0.51)
                         -----
Net Asset Value, End
 of Period............  $10.66
                        ======
Total Return..........   10.76%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,667
 Ratio of Expenses to
  Average Net Assets..    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.26%/(d)/
 Portfolio Turnover
  Rate................   101.3%/(d)/

                         2001/(E)/
                         ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.40
Income from Investment
 Operations:
 Net Investment Income    0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.38
                          ----
 Total From Investment
            Operations    0.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.34)
                         -----
   Total Dividends and
         Distributions   (0.34)
                         -----
Net Asset Value, End
 of Period............  $10.77
                        ======
Total Return /(a)/ ...    6.63%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,214
 Ratio of Expenses to
  Average Net Assets..    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.97%/(d)/
 Portfolio Turnover
  Rate................   101.3%/(d)/

                         2001/(E)/
                         ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.40
Income from Investment
 Operations:
 Net Investment Income    0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37
                          ----
 Total From Investment
            Operations    0.78
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.41)
                         -----
   Total Dividends and
         Distributions   (0.41)
                         -----
Net Asset Value, End
 of Period............  $10.77
                        ======
Total Return..........    7.28%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets..    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.94%/(d)/
 Portfolio Turnover
  Rate................   101.3%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.65
                          ----
 Total From Investment
            Operations    1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.54)
                         -----
   Total Dividends and
         Distributions   (0.54)
                         -----
Net Asset Value, End
 of Period............  $10.65
                        ======
Total Return..........   10.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,662
 Ratio of Expenses to
  Average Net Assets..    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.74%/(d)/
 Portfolio Turnover
  Rate................   101.3%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.63
                          ----
 Total From Investment
            Operations    1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.53)
                         -----
   Total Dividends and
         Distributions   (0.53)
                         -----
Net Asset Value, End
 of Period............  $10.66
                        ======
Total Return..........   11.07%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,667
 Ratio of Expenses to
  Average Net Assets..    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.63%/(d)/
 Portfolio Turnover
  Rate................   101.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.49
                          ----
 Total From Investment
            Operations    1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.50)
                         -----
   Total Dividends and
         Distributions   (0.50)
                         -----
Net Asset Value, End
 of Period............  $10.53
                        ======
Total Return..........    9.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,631
 Ratio of Expenses to
  Average Net Assets..    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.28%/(d)/
 Portfolio Turnover
  Rate................    68.4%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.47
                          ----
 Total From Investment
            Operations    0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.48)
                         -----
   Total Dividends and
         Distributions   (0.48)
                         -----
Net Asset Value, End
 of Period............  $10.51
                        ======
Total Return..........    9.61%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,631
 Ratio of Expenses to
  Average Net Assets..    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.11%/(d)/
 Portfolio Turnover
  Rate................    68.4%/(d)/

                         2001/(E)/
                         ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.25
Income from Investment
 Operations:
 Net Investment Income    0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.30
                          ----
 Total From Investment
            Operations    0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.33)
                         -----
   Total Dividends and
         Distributions   (0.33)
                         -----
Net Asset Value, End
 of Period............  $10.54
                        ======
Total Return /(a)/ ...    6.02%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $996
 Ratio of Expenses to
  Average Net Assets..    1.31%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.75%/(d)/
 Portfolio Turnover
  Rate................    68.4%/(d)/

                         2001/(E)/
                         ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.25
Income from Investment
 Operations:
 Net Investment Income    0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.30
                          ----
 Total From Investment
            Operations    0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)
                         -----
   Total Dividends and
         Distributions   (0.39)
                         -----
Net Asset Value, End
 of Period............  $10.54
                        ======
Total Return..........    6.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,214
 Ratio of Expenses to
  Average Net Assets..    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.59%/(d)/
 Portfolio Turnover
  Rate................    68.4%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.50
                          ----
 Total From Investment
            Operations    1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.52)
                         -----
   Total Dividends and
         Distributions   (0.52)
                         -----
Net Asset Value, End
 of Period............  $10.53
                        ======
Total Return..........   10.21%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,633
 Ratio of Expenses to
  Average Net Assets..    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.76%/(d)/
 Portfolio Turnover
  Rate................    68.4%/(d)/

                         2001/(B)/
                         ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.03
Income from Investment
 Operations:
 Net Investment Income    0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.49
                          ----
 Total From Investment
            Operations    1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)
                         -----
   Total Dividends and
         Distributions   (0.51)
                         -----
Net Asset Value, End
 of Period............  $10.53
                        ======
Total Return..........   10.11%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,632
 Ratio of Expenses to
  Average Net Assets..    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.47%/(d)/
 Portfolio Turnover
  Rate................    68.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.97)
                          -----
 Total From Investment
            Operations    (1.90)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.32
                          =====
Total Return..........   (19.24)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,041
 Ratio of Expenses to
  Average Net Assets..     1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.90%/(d)/
 Portfolio Turnover
  Rate................    156.3%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.97)
                          -----
 Total From Investment
            Operations    (1.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.31
                          =====
Total Return..........   (19.33)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,040
 Ratio of Expenses to
  Average Net Assets..     2.10%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.73%/(d)/
 Portfolio Turnover
  Rate................    156.3%/(d)/

                          2001/(E)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.29
Income from Investment
 Operations:
 Net Investment Income     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.04)
                          -----
 Total From Investment
            Operations    (2.03)
                          -----
Net Asset Value, End
 of Period............    $8.26
                          =====
Total Return /(a)/ ...   (19.41)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $347
 Ratio of Expenses to
  Average Net Assets..     2.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.42%/(d)/
 Portfolio Turnover
  Rate................    156.3%/(d)/

                          2001/(E)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.29
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.03)
                          -----
 Total From Investment
            Operations    (1.98)
                          -----
Net Asset Value, End
 of Period............    $8.31
                          =====
Total Return..........   (18.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $314
 Ratio of Expenses to
  Average Net Assets..     1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.65%/(d)/
 Portfolio Turnover
  Rate................    156.3%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.97)
                          -----
 Total From Investment
            Operations    (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.33
                          =====
Total Return..........   (19.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,042
 Ratio of Expenses to
  Average Net Assets..     1.61%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.69%/(d)/
 Portfolio Turnover
  Rate................    156.3%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.24
Income from Investment
 Operations:
 Net Investment Income     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.97)
                          -----
 Total From Investment
            Operations    (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.33
                          =====
Total Return..........   (19.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,043
 Ratio of Expenses to
  Average Net Assets..     1.73%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.09%/(d)/
 Portfolio Turnover
  Rate................    156.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.23 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
INTERNATIONAL FUND I
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.83)
                          -----
 Total From Investment
            Operations    (2.79)
                          -----
Net Asset Value, End
 of Period............    $7.40
                          =====
Total Return..........   (26.92)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $926
 Ratio of Expenses to
  Average Net Assets..     1.47%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.79%/(d)/
 Portfolio Turnover
  Rate................     86.8%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL FUND I
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.84)
                          -----
 Total From Investment
            Operations    (2.81)
                          -----
Net Asset Value, End
 of Period............    $7.38
                          =====
Total Return..........   (27.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $974
 Ratio of Expenses to
  Average Net Assets..     1.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.60%/(d)/
 Portfolio Turnover
  Rate................     86.8%/(d)/

                          2001/(E)/
                          ----
INTERNATIONAL FUND I
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.54
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.11)
                          -----
 Total From Investment
            Operations    (2.12)
                          -----
Net Asset Value, End
 of Period............    $7.42
                          =====
Total Return /(a)/ ...   (22.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,165
 Ratio of Expenses to
  Average Net Assets..     1.81%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.36)%/(d)/
 Portfolio Turnover
  Rate................     86.8%/(d)/

                          2001/(E)/
                          ----
INTERNATIONAL FUND I
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.54
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.08)
                          -----
 Total From Investment
            Operations    (2.08)
                          -----
Net Asset Value, End
 of Period............    $7.46
                          =====
Total Return..........   (21.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,782
 Ratio of Expenses to
  Average Net Assets..     0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%/(d)/
 Portfolio Turnover
  Rate................     86.8%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL FUND I
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.81)
                          -----
 Total From Investment
            Operations    (2.78)
                          -----
Net Asset Value, End
 of Period............    $7.41
                          =====
Total Return..........   (26.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $925
 Ratio of Expenses to
  Average Net Assets..     1.16%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.21%/(d)/
 Portfolio Turnover
  Rate................     86.8%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL FUND I
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.83)
                          -----
 Total From Investment
            Operations    (2.78)
                          -----
Net Asset Value, End
 of Period............    $7.41
                          =====
Total Return..........   (26.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $927
 Ratio of Expenses to
  Average Net Assets..     1.28%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.98%/(d)/
 Portfolio Turnover
  Rate................     86.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
INTERNATIONAL FUND II
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.18
Income from Investment
 Operations:
 Net Investment Income    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.56)
                          -----
 Total From Investment
            Operations    (2.63)
                          -----
Net Asset Value, End
 of Period............    $7.55
                          =====
Total Return..........   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $756
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%/(d)/
 Portfolio Turnover
  Rate................    143.1%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL FUND II
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.18
Income from Investment
 Operations:
 Net Investment Income    (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.57)
                          -----
 Total From Investment
            Operations    (2.65)
                          -----
Net Asset Value, End
 of Period............    $7.53
                          =====
Total Return..........   (25.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $754
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%/(d)/
 Portfolio Turnover
  Rate................    143.1%/(d)/

                          2001/(E)/
                          ----
INTERNATIONAL FUND II
---------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.29
Income from Investment
 Operations:
 Net Investment Income    (0.01)

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.72)
                          -----
 Total From Investment
            Operations    (1.73)
                          -----
Net Asset Value, End
 of Period............    $7.56
                          =====
Total Return /(a)/ ...   (18.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $931
 Ratio of Expenses to
  Average Net Assets..     1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.38)%/(d)/
 Portfolio Turnover
  Rate................    143.1%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL FUND II
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.70)
                          -----
 Total From Investment
            Operations    (2.61)
                          -----
Net Asset Value, End
 of Period............    $7.58
                          =====
Total Return..........   (25.47)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,176
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.36%/(d)/
 Portfolio Turnover
  Rate................    143.1%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL FUND II
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.59)
                          -----
 Total From Investment
            Operations    (2.64)
                          -----
Net Asset Value, End
 of Period............    $7.55
                          =====
Total Return..........   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $756
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.65%/(d)/
 Portfolio Turnover
  Rate................    143.1%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL FUND II
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.58)
                          -----
 Total From Investment
            Operations    (2.64)
                          -----
Net Asset Value, End
 of Period............    $7.55
                          =====
Total Return..........   (25.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $756
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.53%/(d)/
 Portfolio Turnover
  Rate................    143.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, $.19, and $.19 per share, respectively, from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
INTERNATIONAL SMALLCAP FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.78)
                          -----
 Total From Investment
            Operations    (2.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.42
                          =====
Total Return..........   (27.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $927
 Ratio of Expenses to
  Average Net Assets..     1.77%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.35%/(d)/
 Portfolio Turnover
  Rate................    148.0%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL SMALLCAP FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.79)
                          -----
 Total From Investment
            Operations    (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.40
                          =====
Total Return..........   (27.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $926
 Ratio of Expenses to
  Average Net Assets..     1.95%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%/(d)/
 Portfolio Turnover
  Rate................    148.0%/(d)/

                          2001/(E)/
                          ----
INTERNATIONAL SMALLCAP FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.55
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.11)
                          -----
 Total From Investment
            Operations    (2.12)
                          -----
Net Asset Value, End
 of Period............    $7.43
                          =====
Total Return /(a)/ ...   (21.87)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $635
 Ratio of Expenses to
  Average Net Assets..     2.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.43)%/(d)/
 Portfolio Turnover
  Rate................    148.0%/(d)/

                          2001/(E)/
                          ----
INTERNATIONAL SMALLCAP FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.55
Income from Investment
 Operations:
 Net Investment Income     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.09)
                          -----
 Total From Investment
            Operations    (2.07)
                          -----
Net Asset Value, End
 of Period............    $7.48
                          =====
Total Return..........   (21.35)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $147
 Ratio of Expenses to
  Average Net Assets..     1.20%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.54%/(d)/
 Portfolio Turnover
  Rate................    148.0%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL SMALLCAP FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.72)
                          -----
 Total From Investment
            Operations    (2.74)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.44
                          =====
Total Return..........   (27.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $930
 Ratio of Expenses to
  Average Net Assets..     1.46%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%/(d)/
 Portfolio Turnover
  Rate................    148.0%/(d)/

                          2001/(B)/
                          ----
INTERNATIONAL SMALLCAP FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.19
Income from Investment
 Operations:
 Net Investment Income     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.78)
                          -----
 Total From Investment
            Operations    (2.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.43
                          =====
Total Return..........   (27.30)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $928
 Ratio of Expenses to
  Average Net Assets..     1.58%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.54%/(d)/
 Portfolio Turnover
  Rate................    148.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.01 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
LARGECAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.18
Income from Investment
 Operations:
 Net Investment Income     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.61)
                          -----
 Total From Investment
            Operations    (2.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.59
                          =====
Total Return..........   (23.88)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $949
 Ratio of Expenses to
  Average Net Assets..     1.02%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.42%/(d)/
 Portfolio Turnover
  Rate................     71.7%/(d)/

                          2001/(B)/
                          ----
LARGECAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.18
Income from Investment
 Operations:
 Net Investment Income     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)
                          -----
 Total From Investment
            Operations    (2.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.57
                          =====
Total Return..........   (24.08)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $948
 Ratio of Expenses to
  Average Net Assets..     1.20%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.25%/(d)/
 Portfolio Turnover
  Rate................     71.7%/(d)/

                          2001/(E)/
                          ----
LARGECAP BLEND FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.88
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.37)
                          -----
 Total From Investment
            Operations    (1.37)
                          -----
Net Asset Value, End
 of Period............    $7.51
                          =====
Total Return /(a)/ ...   (15.52)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,572
 Ratio of Expenses to
  Average Net Assets..     1.36%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.02%/(d)/
 Portfolio Turnover
  Rate................     71.7%/(d)/

                          2001/(E)/
                          ----
LARGECAP BLEND FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.88
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.38)
                          -----
 Total From Investment
            Operations    (1.33)
                          -----
Net Asset Value, End
 of Period............    $7.55
                          =====
Total Return..........   (15.07)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $8
 Ratio of Expenses to
  Average Net Assets..     0.45%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.96%/(d)/
 Portfolio Turnover
  Rate................     71.7%/(d)/

                          2001/(B)/
                          ----
LARGECAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.18
Income from Investment
 Operations:
 Net Investment Income     0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.64)
                          -----
 Total From Investment
            Operations    (2.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.62
                          =====
Total Return..........   (23.58)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $952
 Ratio of Expenses to
  Average Net Assets..     0.71%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%/(d)/
 Portfolio Turnover
  Rate................     71.7%/(d)/

                          2001/(B)/
                          ----
LARGECAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.18
Income from Investment
 Operations:
 Net Investment Income     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.61)
                          -----
 Total From Investment
            Operations    (2.57)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $7.60
                          =====
Total Return..........   (23.78)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $950
 Ratio of Expenses to
  Average Net Assets..     0.83%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.61%/(d)/
 Portfolio Turnover
  Rate................     71.7%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
LARGECAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.01
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.67)
                          -----
 Total From Investment
            Operations    (3.70)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $6.30
                          =====
Total Return..........   (35.88)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $788
 Ratio of Expenses to
  Average Net Assets..     1.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.36)%/(d)/
 Portfolio Turnover
  Rate................     37.5%/(d)/

                          2001/(B)/
                          ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.01
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.67)
                          -----
 Total From Investment
            Operations    (3.71)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $6.29
                          =====
Total Return..........   (35.98)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $787
 Ratio of Expenses to
  Average Net Assets..     1.30%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.54)%/(d)/
 Portfolio Turnover
  Rate................     37.5%/(d)/

                          2001/(E)/
                          ----
LARGECAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.63
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.49)
                          -----
Net Asset Value, End
 of Period............    $6.14
                          =====
Total Return /(a)/ ...   (20.05)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,406
 Ratio of Expenses to
  Average Net Assets..     1.47%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.63)%/(d)/
 Portfolio Turnover
  Rate................     37.5%/(d)/

                          2001/(E)/
                          ----
LARGECAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.63
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.46)
                          -----
 Total From Investment
            Operations    (1.46)
                          -----
Net Asset Value, End
 of Period............    $6.17
                          =====
Total Return..........   (19.66)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,524
 Ratio of Expenses to
  Average Net Assets..     0.55%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%/(d)/
 Portfolio Turnover
  Rate................     37.5%/(d)/

                          2001/(B)/
                          ----
LARGECAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.01
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.66)
                          -----
 Total From Investment
            Operations    (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $6.31
                          =====
Total Return..........   (35.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $789
 Ratio of Expenses to
  Average Net Assets..     0.81%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.07)%/(d)/
 Portfolio Turnover
  Rate................     37.5%/(d)/

                          2001/(B)/
                          ----
LARGECAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.01
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.67)
                          -----
 Total From Investment
            Operations    (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $6.31
                          =====
Total Return..........   (35.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $789
 Ratio of Expenses to
  Average Net Assets..     0.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.17)%/(d)/
 Portfolio Turnover
  Rate................     37.5%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.47
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.40)
                          -----
 Total From Investment
            Operations    (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $8.11
                          =====
Total Return..........   (20.99)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,015
 Ratio of Expenses to
  Average Net Assets..     0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.70%/(d)/
 Portfolio Turnover
  Rate................    117.4%/(d)/

                          2001/(B)/
                          ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.47
Income from Investment
 Operations:
 Net Investment Income     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.40)
                          -----
 Total From Investment
            Operations    (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $8.10
                          =====
Total Return..........   (21.09)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,080
 Ratio of Expenses to
  Average Net Assets..     0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.52%/(d)/
 Portfolio Turnover
  Rate................    117.4%/(d)/

                          2001/(E)/
                          ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.37
Income from Investment
 Operations:
 Net Investment Income     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.34)
                          -----
 Total From Investment
            Operations    (1.33)
                          -----
Net Asset Value, End
 of Period............    $8.04
                          =====
Total Return /(a)/ ...   (14.38)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,926
 Ratio of Expenses to
  Average Net Assets..     1.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.36%/(d)/
 Portfolio Turnover
  Rate................    117.4%/(d)/

                          2001/(E)/
                          ----
LARGECAP S&P 500 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.37
Income from Investment
 Operations:
 Net Investment Income     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.36)
                          -----
 Total From Investment
            Operations    (1.28)
                          -----
Net Asset Value, End
 of Period............    $8.09
                          =====
Total Return..........   (13.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $8
 Ratio of Expenses to
  Average Net Assets..     0.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.25%/(d)/
 Portfolio Turnover
  Rate................    117.4%/(d)/

                          2001/(B)/
                          ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.47
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.38)
                          -----
 Total From Investment
            Operations    (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $8.13
                          =====
Total Return..........   (20.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,386
 Ratio of Expenses to
  Average Net Assets..     0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(d)/
 Portfolio Turnover
  Rate................    117.4%/(d)/

                          2001/(B)/
                          ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.47
Income from Investment
 Operations:
 Net Investment Income     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.39)
                          -----
 Total From Investment
            Operations    (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $8.13
                          =====
Total Return..........   (20.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,016
 Ratio of Expenses to
  Average Net Assets..     0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.89%/(d)/
 Portfolio Turnover
  Rate................    117.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.17
Income from Investment
 Operations:
 Net Investment Income     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.12)
                          -----
 Total From Investment
            Operations    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $9.10
                          =====
Total Return..........   (10.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,138
 Ratio of Expenses to
  Average Net Assets..     1.02%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(d)/
 Portfolio Turnover
  Rate................    116.0%/(d)/

                          2001/(B)/
                          ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.17
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.12)
                          -----
 Total From Investment
            Operations    (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $9.09
                          =====
Total Return..........   (10.52)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,560
 Ratio of Expenses to
  Average Net Assets..     1.20%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.70%/(d)/
 Portfolio Turnover
  Rate................    116.0%/(d)/

                          2001/(E)/
                          ----
LARGECAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.12
Income from Investment
 Operations:
 Net Investment Income     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.05)
                          -----
 Total From Investment
            Operations    (1.03)
                          -----
Net Asset Value, End
 of Period............    $9.09
                          =====
Total Return /(a)/ ...   (10.09)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,083
 Ratio of Expenses to
  Average Net Assets..     1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.60%/(d)/
 Portfolio Turnover
  Rate................    116.0%/(d)/

                          2001/(E)/
                          ----
LARGECAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.12
Income from Investment
 Operations:
 Net Investment Income     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.00)
                          -----
 Total From Investment
            Operations    (0.98)
                          -----
Net Asset Value, End
 of Period............    $9.14
                          =====
Total Return..........    (9.68)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,946
 Ratio of Expenses to
  Average Net Assets..     0.45%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.53%/(d)/
 Portfolio Turnover
  Rate................    116.0%/(d)/

                          2001/(B)/
                          ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.17
Income from Investment
 Operations:
 Net Investment Income     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.17)
                          -----
 Total From Investment
            Operations    (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $9.13
                          =====
Total Return..........   (10.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,141
 Ratio of Expenses to
  Average Net Assets..     0.71%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.90%/(d)/
 Portfolio Turnover
  Rate................    116.0%/(d)/

                          2001/(B)/
                          ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.17
Income from Investment
 Operations:
 Net Investment Income     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.11)
                          -----
 Total From Investment
            Operations    (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.01)
                          -----
Net Asset Value, End
 of Period............    $9.12
                          =====
Total Return..........   (10.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,140
 Ratio of Expenses to
  Average Net Assets..     0.83%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%/(d)/
 Portfolio Turnover
  Rate................    116.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares recognized $.00 and $.01 of net investment income per share, respectively, and incurred an unrealized loss of $.16 and $.18 per share, respectively, from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(C)/
                         ----
LIFETIME 2010 FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.35)
                         -----
 Total From Investment
            Operations   (0.17)
                         -----
Net Asset Value, End
 of Period............   $9.83
                         =====
Total Return..........   (1.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.71%/(e)/
 Portfolio Turnover
  Rate................     2.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2010 FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.35)
                         -----
 Total From Investment
            Operations   (0.18)
                         -----
Net Asset Value, End
 of Period............   $9.82
                         =====
Total Return..........   (1.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.52%/(e)/
 Portfolio Turnover
  Rate................     2.2%/(e)/

                         2001/(F)/
                         ----
LIFETIME 2010 FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.04
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.26)
                         -----
 Total From Investment
            Operations   (0.21)
                         -----
Net Asset Value, End
 of Period............   $9.83
                         =====
Total Return /(b)/ ...   (2.09)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $488
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.22%/(e)/
 Portfolio Turnover
  Rate................     2.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2010 FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.21)
                         -----
 Total From Investment
            Operations   (0.13)
                         -----
Net Asset Value, End
 of Period............   $9.87
                         =====
Total Return..........   (1.30)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,339
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.44%/(e)/
 Portfolio Turnover
  Rate................     2.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2010 FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.35)
                         -----
 Total From Investment
            Operations   (0.15)
                         -----
Net Asset Value, End
 of Period............   $9.85
                         =====
Total Return..........   (1.50)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.02%/(e)/
 Portfolio Turnover
  Rate................     2.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2010 FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.35)
                         -----
 Total From Investment
            Operations   (0.16)
                         -----
Net Asset Value, End
 of Period............   $9.84
                         =====
Total Return..........   (1.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.88%/(e)/
 Portfolio Turnover
  Rate................     2.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(C)/
                         ----
LIFETIME 2020 FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)
                         -----
 Total From Investment
            Operations   (0.31)
                         -----
Net Asset Value, End
 of Period............   $9.69
                         =====
Total Return..........   (3.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.14%/(e)/
 Portfolio Turnover
  Rate................     4.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2020 FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)
                         -----
 Total From Investment
            Operations   (0.32)
                         -----
Net Asset Value, End
 of Period............   $9.68
                         =====
Total Return..........   (3.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.94%/(e)/
 Portfolio Turnover
  Rate................     4.0%/(e)/

                         2001/(F)/
                         ----
LIFETIME 2020 FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.02
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.36)
                         -----
 Total From Investment
            Operations   (0.33)
                         -----
Net Asset Value, End
 of Period............   $9.69
                         =====
Total Return /(b)/ ...   (3.29)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,153
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    1.05%
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.93%
 Portfolio Turnover
  Rate................     4.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2020 FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.32)
                         -----
 Total From Investment
            Operations   (0.28)
                         -----
Net Asset Value, End
 of Period............   $9.72
                         =====
Total Return..........   (2.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,820
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.81%/(e)/
 Portfolio Turnover
  Rate................     4.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2020 FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)
                         -----
 Total From Investment
            Operations   (0.29)
                         -----
Net Asset Value, End
 of Period............   $9.71
                         =====
Total Return..........   (2.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.44%/(e)/
 Portfolio Turnover
  Rate................     4.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2020 FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)
                         -----
 Total From Investment
            Operations   (0.30)
                         -----
Net Asset Value, End
 of Period............   $9.70
                         =====
Total Return..........   (3.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.31%/(e)/
 Portfolio Turnover
  Rate................     4.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(C)/
                         ----
LIFETIME 2030 FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.62)
                         -----
 Total From Investment
            Operations   (0.51)
                         -----
Net Asset Value, End
 of Period............   $9.49
                         =====
Total Return..........   (5.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.65%/(e)/
 Portfolio Turnover
  Rate................    60.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2030 FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.62)
                         -----
 Total From Investment
            Operations   (0.52)
                         -----
Net Asset Value, End
 of Period............   $9.48
                         =====
Total Return..........   (5.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.45%/(e)/
 Portfolio Turnover
  Rate................    60.2%/(e)/

                         2001/(F)/
                         ----
LIFETIME 2030 FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.52)
                         -----
 Total From Investment
            Operations   (0.50)
                         -----
Net Asset Value, End
 of Period............   $9.50
                         =====
Total Return /(b)/ ...   (5.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $839
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.39%/(e)/
 Portfolio Turnover
  Rate................    60.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2030 FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.50)
                         -----
 Total From Investment
            Operations   (0.47)
                         -----
Net Asset Value, End
 of Period............   $9.53
                         =====
Total Return..........   (4.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,816
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.29%/(e)/
 Portfolio Turnover
  Rate................    60.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2030 FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.62)
                         -----
 Total From Investment
            Operations   (0.49)
                         -----
Net Asset Value, End
 of Period............   $9.51
                         =====
Total Return..........   (4.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.95%/(e)/
 Portfolio Turnover
  Rate................    60.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2030 FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.62)
                         -----
 Total From Investment
            Operations   (0.50)
                         -----
Net Asset Value, End
 of Period............   $9.50
                         =====
Total Return..........   (5.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.82%/(e)/
 Portfolio Turnover
  Rate................    60.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(C)/
                         ----
LIFETIME 2040 FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.53)
                         -----
 Total From Investment
            Operations   (0.46)
                         -----
Net Asset Value, End
 of Period............   $9.54
                         =====
Total Return..........   (4.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.02%/(e)/
 Portfolio Turnover
  Rate................   316.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2040 FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.52)
                         -----
 Total From Investment
            Operations   (0.47)
                         -----
Net Asset Value, End
 of Period............   $9.53
                         =====
Total Return..........   (4.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.83%/(e)/
 Portfolio Turnover
  Rate................   316.2%/(e)/

                         2001/(F)/
                         ----
LIFETIME 2040 FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.98
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.45)
                         -----
 Total From Investment
            Operations   (0.43)
                         -----
Net Asset Value, End
 of Period............   $9.55
                         =====
Total Return /(b)/ ...   (4.31)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $344
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.70%/(e)/
 Portfolio Turnover
  Rate................   316.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2040 FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.44)
                         -----
 Total From Investment
            Operations   (0.42)
                         -----
Net Asset Value, End
 of Period............   $9.58
                         =====
Total Return..........   (4.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,969
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.77%/(e)/
 Portfolio Turnover
  Rate................   316.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2040 FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.53)
                         -----
 Total From Investment
            Operations   (0.44)
                         -----
Net Asset Value, End
 of Period............   $9.56
                         =====
Total Return..........   (4.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.33%/(e)/
 Portfolio Turnover
  Rate................   316.2%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2040 FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.53)
                         -----
 Total From Investment
            Operations   (0.45)
                         -----
Net Asset Value, End
 of Period............   $9.55
                         =====
Total Return..........   (4.50)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.20%/(e)/
 Portfolio Turnover
  Rate................   316.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(C)/
                         ----
LIFETIME 2050 FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.83)
                         -----
 Total From Investment
            Operations   (0.80)
                         -----
Net Asset Value, End
 of Period............   $9.20
                         =====
Total Return..........   (8.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.51%/(e)/
 Portfolio Turnover
  Rate................    59.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2050 FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.83)
                         -----
 Total From Investment
            Operations   (0.81)
                         -----
Net Asset Value, End
 of Period............   $9.19
                         =====
Total Return..........   (8.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.32%/(e)/
 Portfolio Turnover
  Rate................    59.0%/(e)/

                         2001/(F)/
                         ----
LIFETIME 2050 FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.97
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.77)
                         -----
 Total From Investment
            Operations   (0.77)
                         -----
Net Asset Value, End
 of Period............   $9.20
                         =====
Total Return /(b)/ ...   (7.72)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $273
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    1.05%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.20%/(e)/
 Portfolio Turnover
  Rate................    59.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2050 FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.80)
                         -----
 Total From Investment
            Operations   (0.78)
                         -----
Net Asset Value, End
 of Period............   $9.22
                         =====
Total Return..........   (7.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,265
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.09%/(e)/
 Portfolio Turnover
  Rate................    59.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2050 FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.83)
                         -----
 Total From Investment
            Operations   (0.78)
                         -----
Net Asset Value, End
 of Period............   $9.22
                         =====
Total Return..........   (7.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.82%/(e)/
 Portfolio Turnover
  Rate................    59.0%/(e)/

                         2001/(C)/
                         ----
LIFETIME 2050 FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.84)
                         -----
 Total From Investment
            Operations   (0.79)
                         -----
Net Asset Value, End
 of Period............   $9.21
                         =====
Total Return..........   (7.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.69%/(e)/
 Portfolio Turnover
  Rate................    59.0%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(C)/
                         ----
LIFETIME STRATEGIC INCOME FUND
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.22)
                         -----
 Total From Investment
            Operations   (0.01)
                         -----
Net Asset Value, End
 of Period............   $9.99
                         =====
Total Return..........   (0.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.11%/(e)/
 Portfolio Turnover
  Rate................   103.3%/(e)/

                         2001/(C)/
                         ----
LIFETIME STRATEGIC INCOME FUND
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.22)
                         -----
 Total From Investment
            Operations   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.98
                         =====
Total Return..........   (0.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.91%/(e)/
 Portfolio Turnover
  Rate................   103.3%/(e)/

                         2001/(F)/
                         ----
LIFETIME STRATEGIC INCOME FUND
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.07
Income from Investment
 Operations:
 Net Investment Income    0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.19)
                         -----
 Total From Investment
            Operations   (0.08)
                         -----
Net Asset Value, End
 of Period............   $9.99
                         =====
Total Return /(b)/ ...   (0.79)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $104
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    1.04%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.87%/(e)/
 Portfolio Turnover
  Rate................   103.3%/(e)/

                         2001/(C)/
                         ----
LIFETIME STRATEGIC INCOME FUND
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.05)
                         -----
 Total From Investment
            Operations    0.03
                          ----
Net Asset Value, End
 of Period............  $10.03
                        ======
Total Return..........    0.30%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,623
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.12%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.44%/(e)/
 Portfolio Turnover
  Rate................   103.3%/(e)/

                         2001/(C)/
                         ----
LIFETIME STRATEGIC INCOME FUND
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.22)
                         -----
 Total From Investment
            Operations    0.01
                          ----
Net Asset Value, End
 of Period............  $10.01
                        ======
Total Return..........    0.10%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.42%/(e)/
 Portfolio Turnover
  Rate................   103.3%/(e)/

                         2001/(C)/
                         ----
LIFETIME STRATEGIC INCOME FUND
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.22)
                         -----
 Total From Investment
            Operations      --
 ----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return..........    0.00%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............    0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.28%/(e)/
 Portfolio Turnover
  Rate................   103.3%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                                      314





                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.90)
                         -----
 Total From Investment
            Operations   (0.87)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.32
                         =====
Total Return..........   (7.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,164
 Ratio of Expenses to
  Average Net Assets..    1.22%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.26%/(d)/
 Portfolio Turnover
  Rate................    55.6%/(d)/

                         2001/(B)/
                         ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.91)
                         -----
 Total From Investment
            Operations   (0.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.30
                         =====
Total Return..........   (8.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,168
 Ratio of Expenses to
  Average Net Assets..    1.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.08%/(d)/
 Portfolio Turnover
  Rate................    55.6%/(d)/

                         2001/(E)/
                         ----
MIDCAP BLEND FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.95
Income from Investment
 Operations:
 Net Investment Income   (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.71)
                         -----
 Total From Investment
            Operations   (0.72)
                         -----
Net Asset Value, End
 of Period............   $9.23
                         =====
Total Return /(a)/ ...   (7.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,568
 Ratio of Expenses to
  Average Net Assets..    1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.19)%/(d)/
 Portfolio Turnover
  Rate................    55.6%/(d)/

                         2001/(E)/
                         ----
MIDCAP BLEND FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $9.95
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.71)
                         -----
 Total From Investment
            Operations   (0.66)
                         -----
Net Asset Value, End
 of Period............   $9.29
                         =====
Total Return..........   (6.82)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets..    0.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.82%/(d)/
 Portfolio Turnover
  Rate................    55.6%/(d)/

                         2001/(B)/
                         ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.90)
                         -----
 Total From Investment
            Operations   (0.84)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.35
                         =====
Total Return..........   (7.55)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,168
 Ratio of Expenses to
  Average Net Assets..    0.91%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.56%/(d)/
 Portfolio Turnover
  Rate................    55.6%/(d)/

                         2001/(B)/
                         ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.90)
                         -----
 Total From Investment
            Operations   (0.86)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.33
                         =====
Total Return..........   (7.75)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,166
 Ratio of Expenses to
  Average Net Assets..    1.03%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.45%/(d)/
 Portfolio Turnover
  Rate................    55.6%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      317


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
MIDCAP GROWTH FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.01
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.99)
                          -----
 Total From Investment
            Operations    (4.03)
                          -----
Net Asset Value, End
 of Period............    $5.98
                          =====
Total Return..........   (39.03)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $749
 Ratio of Expenses to
  Average Net Assets..     1.22%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%/(d)/
 Portfolio Turnover
  Rate................    299.0%/(d)/

                          2001/(B)/
                          ----
MIDCAP GROWTH FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.02
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.99)
                          -----
 Total From Investment
            Operations    (4.05)
                          -----
Net Asset Value, End
 of Period............    $5.97
                          =====
Total Return..........   (39.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $760
 Ratio of Expenses to
  Average Net Assets..     1.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.01)%/(d)/
 Portfolio Turnover
  Rate................    299.0%/(d)/

                          2001/(E)/
                          ----
MIDCAP GROWTH FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.82
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.11)
                          -----
 Total From Investment
            Operations    (2.13)
                          -----
Net Asset Value, End
 of Period............    $5.69
                          =====
Total Return /(a)/ ...   (27.52)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,395
 Ratio of Expenses to
  Average Net Assets..     1.61%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.27)%/(d)/
 Portfolio Turnover
  Rate................    299.0%/(d)/

                          2001/(E)/
                          ----
MIDCAP GROWTH FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.82
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.09)
                          -----
 Total From Investment
            Operations    (2.10)
                          -----
Net Asset Value, End
 of Period............    $5.72
                          =====
Total Return..........   (27.13)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $7
 Ratio of Expenses to
  Average Net Assets..     0.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%/(d)/
 Portfolio Turnover
  Rate................    299.0%/(d)/

                          2001/(B)/
                          ----
MIDCAP GROWTH FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.02
Income from Investment
 Operations:
 Net Investment Income    (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.95)
                          -----
 Total From Investment
            Operations    (4.03)
                          -----
Net Asset Value, End
 of Period............    $5.99
                          =====
Total Return..........   (38.99)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $749
 Ratio of Expenses to
  Average Net Assets..     0.91%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.65)%/(d)/
 Portfolio Turnover
  Rate................    299.0%/(d)/

                          2001/(B)/
                          ----
MIDCAP GROWTH FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.02
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.99)
                          -----
 Total From Investment
            Operations    (4.03)
                          -----
Net Asset Value, End
 of Period............    $5.99
                          =====
Total Return..........   (38.99)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $750
 Ratio of Expenses to
  Average Net Assets..     1.03%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.65)%/(d)/
 Portfolio Turnover
  Rate................    299.0%/(d)/

  ------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.01, $.02, $.01 and $.02 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      320


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.33
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.12)
                         -----
 Total From Investment
            Operations   (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.22
                         =====
Total Return..........   (9.73)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,155
 Ratio of Expenses to
  Average Net Assets..    0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.33%/(d)/
 Portfolio Turnover
  Rate................    63.4%/(d)/

                         2001/(B)/
                         ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.33
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.11)
                         -----
 Total From Investment
            Operations   (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.22
                         =====
Total Return..........   (9.73)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,154
 Ratio of Expenses to
  Average Net Assets..    0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.15%/(d)/
 Portfolio Turnover
  Rate................    63.4%/(d)/

                         2001/(E)/
                         ----
MIDCAP S&P 400 INDEX FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $9.98
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.91)
                         -----
 Total From Investment
            Operations   (0.91)
                         -----
Net Asset Value, End
 of Period............   $9.07
                         =====
Total Return /(a)/ ...   (8.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,125
 Ratio of Expenses to
  Average Net Assets..    1.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.00%/(d)/
 Portfolio Turnover
  Rate................    63.4%/(d)/

                         2001/(E)/
                         ----
MIDCAP S&P 400 INDEX FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $9.98
Income from Investment
 Operations:
 Net Investment Income    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.91)
                         -----
 Total From Investment
            Operations   (0.85)
                         -----
Net Asset Value, End
 of Period............   $9.13
                         =====
Total Return..........   (8.24)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets..    0.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.90%/(d)/
 Portfolio Turnover
  Rate................    63.4%/(d)/

                         2001/(B)/
                         ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.33
Income from Investment
 Operations:
 Net Investment Income    0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.14)
                         -----
 Total From Investment
            Operations   (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.25
                         =====
Total Return..........   (9.44)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,164
 Ratio of Expenses to
  Average Net Assets..    0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.64%/(d)/
 Portfolio Turnover
  Rate................    63.4%/(d)/

                         2001/(B)/
                         ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.33
Income from Investment
 Operations:
 Net Investment Income    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.10)
                         -----
 Total From Investment
            Operations   (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.25
                         =====
Total Return..........   (9.44)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,157
 Ratio of Expenses to
  Average Net Assets..    0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.52%/(d)/
 Portfolio Turnover
  Rate................    63.4%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      323



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
MIDCAP VALUE FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.18
Income from Investment
 Operations:
 Net Investment Income    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.24)
                         -----
 Total From Investment
            Operations   (0.20)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.96
                         =====
Total Return..........   (1.62)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,246
 Ratio of Expenses to
  Average Net Assets..    1.22%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.47%/(d)/
 Portfolio Turnover
  Rate................   122.3%/(d)/

                         2001/(B)/
                         ----
MIDCAP VALUE FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.18
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.24)
                         -----
 Total From Investment
            Operations   (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.95
                         =====
Total Return..........   (1.72)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,245
 Ratio of Expenses to
  Average Net Assets..    1.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.29%/(d)/
 Portfolio Turnover
  Rate................   122.3%/(d)/

                         2001/(E)/
                         ----
MIDCAP VALUE FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.49
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.58)
                         -----
 Total From Investment
            Operations   (0.58)
                         -----
Net Asset Value, End
 of Period............   $9.91
                         =====
Total Return /(a)/ ...   (5.17)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,090
 Ratio of Expenses to
  Average Net Assets..    1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.04%/(d)/
 Portfolio Turnover
  Rate................   122.3%/(d)/

                         2001/(E)/
                         ----
MIDCAP VALUE FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.49
Income from Investment
 Operations:
 Net Investment Income    0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.60)
                         -----
 Total From Investment
            Operations   (0.53)
                         -----
Net Asset Value, End
 of Period............   $9.96
                         =====
Total Return..........   (4.69)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets..    0.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.99%/(d)/
 Portfolio Turnover
  Rate................   122.3%/(d)/

                         2001/(B)/
                         ----
MIDCAP VALUE FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.18
Income from Investment
 Operations:
 Net Investment Income    0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.27)
                         -----
 Total From Investment
            Operations   (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............  $10.00
                        ======
Total Return..........   (1.23)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,250
 Ratio of Expenses to
  Average Net Assets..    0.91%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.82%/(d)/
 Portfolio Turnover
  Rate................   122.3%/(d)/

                         2001/(B)/
                         ----
MIDCAP VALUE FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.18
Income from Investment
 Operations:
 Net Investment Income    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.24)
                         -----
 Total From Investment
            Operations   (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
                         -----
   Total Dividends and
         Distributions   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.98
                         =====
Total Return..........   (1.43)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,248
 Ratio of Expenses to
  Average Net Assets..    1.03%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.66%/(d)/
 Portfolio Turnover
  Rate................   122.3%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      326



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $1.000
Income from Investment
 Operations:
 Net Investment Income   0.035
                         -----
 Total From Investment
            Operations   0.020
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.035)
                        ------
   Total Dividends and
         Distributions  (0.035)
                        ------
Net Asset Value, End
 of Period............  $1.000
                        ======
Total Return..........    3.59%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $100
 Ratio of Expenses to
  Average Net Assets..    0.97%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.92%/(d)/

                         2001/(B)/
                         ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $1.000
Income from Investment
 Operations:
 Net Investment Income   0.034
                         -----
 Total From Investment
            Operations   0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.034)
                        ------
   Total Dividends and
         Distributions  (0.034)
                        ------
Net Asset Value, End
 of Period............  $1.000
                        ======
Total Return..........    3.44%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $667
 Ratio of Expenses to
  Average Net Assets..    1.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.14%/(d)/

                         2001/(E)/
                         ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $1.000
Income from Investment
 Operations:
 Net Investment Income   0.021
                         -----
 Total From Investment
            Operations   0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.021)
                        ------
   Total Dividends and
         Distributions  (0.021)
                        ------
Net Asset Value, End
 of Period............  $1.000
                        ======
Total Return /(a)/ ...    2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,269
 Ratio of Expenses to
  Average Net Assets..    1.31%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.48%/(d)/

                         2001/(E)/
                         ----
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $1.000
Income from Investment
 Operations:
 Net Investment Income   0.027
                         -----
 Total From Investment
            Operations   0.027
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.027)
                        ------
   Total Dividends and
         Distributions  (0.027)
                        ------
Net Asset Value, End
 of Period............  $1.000
                        ======
Total Return..........    2.71%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $186
 Ratio of Expenses to
  Average Net Assets..    0.40%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.39%/(d)/

                         2001/(B)/
                         ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $1.000
Income from Investment
 Operations:
 Net Investment Income   0.038
                         -----
 Total From Investment
            Operations   0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.038)
                        ------
   Total Dividends and
         Distributions  (0.038)
                        ------
Net Asset Value, End
 of Period............  $1.000
                        ======
Total Return..........    3.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,700
 Ratio of Expenses to
  Average Net Assets..    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.23%/(d)/

                         2001/(B)/
                         ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $1.000
Income from Investment
 Operations:
 Net Investment Income   0.037
                         -----
 Total From Investment
            Operations   0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.037)
                        ------
   Total Dividends and
         Distributions  (0.037)
                        ------
Net Asset Value, End
 of Period............  $1.000
                        ======
Total Return..........    3.78%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $100
 Ratio of Expenses to
  Average Net Assets..    0.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.11%/(d)/



/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
See accompanying notes.

                                      329



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PACIFIC BASIN FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.20
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.31)
                          -----
 Total From Investment
            Operations    (3.36)
                          -----
Net Asset Value, End
 of Period............    $6.84
                          =====
Total Return..........   (34.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $856
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.52)%/(d)/
 Portfolio Turnover
  Rate................     61.5%/(d)/

                          2001/(B)/
                          ----
PACIFIC BASIN FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.20
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.31)
                          -----
 Total From Investment
            Operations    (3.37)
                          -----
Net Asset Value, End
 of Period............    $6.83
                          =====
Total Return..........   (34.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $855
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.70)%/(d)/
 Portfolio Turnover
  Rate................     61.5%/(d)/

                          2001/(E)/
                          ----
PACIFIC BASIN FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.79
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.96)
                          -----
 Total From Investment
            Operations    (2.00)
                          -----
Net Asset Value, End
 of Period............    $6.79
                          =====
Total Return /(a)/ ...   (22.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $137
 Ratio of Expenses to
  Average Net Assets..     1.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%/(d)/
 Portfolio Turnover
  Rate................     61.5%/(d)/

                          2001/(E)/
                          ----
PACIFIC BASIN FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.80
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.96)
                          -----
 Total From Investment
            Operations    (1.97)
                          -----
Net Asset Value, End
 of Period............    $6.83
                          =====
Total Return..........   (21.67)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $8
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.07%/(d)/
 Portfolio Turnover
  Rate................     61.5%/(d)/

                          2001/(B)/
                          ----
PACIFIC BASIN FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.20
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.33)
                          -----
 Total From Investment
            Operations    (3.35)
                          -----
Net Asset Value, End
 of Period............    $6.85
                          =====
Total Return..........   (33.94)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $850
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.47)%/(d)/
 Portfolio Turnover
  Rate................     61.5%/(d)/

                          2001/(B)/
                          ----
PACIFIC BASIN FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.20
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.32)
                          -----
 Total From Investment
            Operations    (3.35)
                          -----
Net Asset Value, End
 of Period............    $6.85
                          =====
Total Return..........   (33.94)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $856
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.33)%/(d)/
 Portfolio Turnover
  Rate................     61.5%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized gain of $.18 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares incurred an unrealized loss of $.11 and $.12 per share, respectively, from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      332



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.36)
                          -----
 Total From Investment
            Operations    (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $9.07
                          =====
Total Return..........   (11.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $907
 Ratio of Expenses to
  Average Net Assets..     1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.52%/(d)/
 Portfolio Turnover
  Rate................     59.4%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.38)
                          -----
 Total From Investment
            Operations    (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $9.04
                          =====
Total Return..........   (12.16)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $924
 Ratio of Expenses to
  Average Net Assets..     1.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%/(d)/
 Portfolio Turnover
  Rate................     59.4%/(d)/

                          2001/(E)/
                          ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.15
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)
                          -----
 Total From Investment
            Operations    (1.16)
  ----
Net Asset Value, End
 of Period............    $8.99
                          =====
Total Return /(a)/ ...   (11.25)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $559
 Ratio of Expenses to
  Average Net Assets..     1.67%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.10%/(d)/
 Portfolio Turnover
  Rate................     59.4%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.34)
                          -----
 Total From Investment
            Operations    (1.27)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $9.11
                          =====
Total Return..........   (11.57)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,058
 Ratio of Expenses to
  Average Net Assets..     0.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.15%/(d)/
 Portfolio Turnover
  Rate................     59.4%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.37)
                          -----
 Total From Investment
            Operations    (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $9.08
                          =====
Total Return..........   (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $909
 Ratio of Expenses to
  Average Net Assets..     1.01%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.83%/(d)/
 Portfolio Turnover
  Rate................     59.4%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.36)
                          -----
 Total From Investment
            Operations    (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $9.08
                          =====
Total Return..........   (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $908
 Ratio of Expenses to
  Average Net Assets..     1.13%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.71%/(d)/
 Portfolio Turnover
  Rate................     59.4%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.13 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      335



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.29
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.81)
                          -----
 Total From Investment
            Operations    (2.84)
                          -----
Net Asset Value, End
 of Period............    $7.45
                          =====
Total Return..........   (26.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $745
 Ratio of Expenses to
  Average Net Assets..     1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.48)%/(d)/
 Portfolio Turnover
  Rate................    104.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.29
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.82)
                          -----
 Total From Investment
            Operations    (2.86)
                          -----
Net Asset Value, End
 of Period............    $7.43
                          =====
Total Return..........   (26.26)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $811
 Ratio of Expenses to
  Average Net Assets..     1.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.66)%/(d)/
 Portfolio Turnover
  Rate................    104.8%/(d)/

                          2001/(E)/
                          ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.58
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.25)
                          -----
 Total From Investment
            Operations    (1.27)
                          -----
Net Asset Value, End
 of Period............    $7.31
                          =====
Total Return /(a)/ ...   (15.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,050
 Ratio of Expenses to
  Average Net Assets..     1.68%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.84)%/(d)/
 Portfolio Turnover
  Rate................    104.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.30
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.80)
                          -----
 Total From Investment
            Operations    (2.80)
                          -----
Net Asset Value, End
 of Period............    $7.50
                          =====
Total Return..........   (25.63)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,239
 Ratio of Expenses to
  Average Net Assets..     0.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.01)%/(d)/
 Portfolio Turnover
  Rate................    104.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.29
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.81)
                          -----
 Total From Investment
            Operations    (2.82)
                          -----
Net Asset Value, End
 of Period............    $7.47
                          =====
Total Return..........   (25.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $747
 Ratio of Expenses to
  Average Net Assets..     1.01%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.17)%/(d)/
 Portfolio Turnover
  Rate................    104.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.29
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.81)
                          -----
 Total From Investment
            Operations    (2.83)
                          -----
Net Asset Value, End
 of Period............    $7.46
                          =====
Total Return..........   (25.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $746
 Ratio of Expenses to
  Average Net Assets..     1.13%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.29)%/(d)/
 Portfolio Turnover
  Rate................    104.8%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.29, $.29, $.30, $.29 and $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      338



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.67
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.21)
                          -----
 Total From Investment
            Operations    (3.26)
                          -----
Net Asset Value, End
 of Period............    $7.41
                          =====
Total Return..........   (29.46)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $741
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.75)%/(d)/
 Portfolio Turnover
  Rate................    153.6%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.67
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.22)
                          -----
 Total From Investment
            Operations    (3.28)
                          -----
Net Asset Value, End
 of Period............    $7.39
                          =====
Total Return..........   (29.65)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $741
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.93)%/(d)/
 Portfolio Turnover
  Rate................    153.6%/(d)/

                          2001/(E)/
                          ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.37
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.08)
                          -----
 Total From Investment
            Operations    (1.10)
                          -----
Net Asset Value, End
 of Period............    $7.27
                          =====
Total Return /(a)/ ...   (13.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $688
 Ratio of Expenses to
  Average Net Assets..     1.93%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.15)%/(d)/
 Portfolio Turnover
  Rate................    153.6%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.67
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.21)
                          -----
 Total From Investment
            Operations    (3.23)
                          -----
Net Asset Value, End
 of Period............    $7.44
                          =====
Total Return..........   (29.18)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,193
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.23)%/(d)/
 Portfolio Turnover
  Rate................    153.6%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.67
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.22)
                          -----
 Total From Investment
            Operations    (3.25)
                          -----
Net Asset Value, End
 of Period............    $7.42
                          =====
Total Return..........   (29.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $743
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.44)%/(d)/
 Portfolio Turnover
  Rate................    153.6%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.67
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.21)
                          -----
 Total From Investment
            Operations    (3.25)
                          -----
Net Asset Value, End
 of Period............    $7.42
                          =====
Total Return..........   (29.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $742
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.56)%/(d)/
 Portfolio Turnover
  Rate................    153.6%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional and Preferred classes of shares each recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66, $.66 and $.67 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      341



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)
                          -----
 Total From Investment
            Operations     0.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)
                          -----
   Total Dividends and
         Distributions    (0.03)
                          -----
Net Asset Value, End
 of Period............   $10.41
                         ======
Total Return..........     1.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,043
 Ratio of Expenses to
  Average Net Assets..     1.37%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.03%/(d)/
 Portfolio Turnover
  Rate................     19.5%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)
                          -----
 Total From Investment
            Operations     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)
                          -----
   Total Dividends and
         Distributions    (0.03)
                          -----
Net Asset Value, End
 of Period............   $10.40
                         ======
Total Return..........     1.82%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,041
 Ratio of Expenses to
  Average Net Assets..     1.55%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.85%/(d)/
 Portfolio Turnover
  Rate................     19.5%/(d)/

                          2001/(E)/
                          ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.82
Income from Investment
 Operations:
 Net Investment Income     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.41)
                          -----
 Total From Investment
            Operations    (0.40)
                          -----
Net Asset Value, End
 of Period............   $10.42
                         ======
Total Return /(a)/ ...    (3.43)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $708
 Ratio of Expenses to
  Average Net Assets..     1.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.52%/(d)/
 Portfolio Turnover
  Rate................     19.5%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.41
Income from Investment
 Operations:
 Net Investment Income     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.03
                           ----
 Total From Investment
            Operations     0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)
                          -----
   Total Dividends and
         Distributions    (0.03)
                          -----
Net Asset Value, End
 of Period............   $10.45
                         ======
Total Return..........     2.21%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,921
 Ratio of Expenses to
  Average Net Assets..     0.80%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.33%/(d)/
 Portfolio Turnover
  Rate................     19.5%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)
                          -----
 Total From Investment
            Operations     0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)
                          -----
   Total Dividends and
         Distributions    (0.03)
                          -----
Net Asset Value, End
 of Period............   $10.44
                         ======
Total Return..........     2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,045
 Ratio of Expenses to
  Average Net Assets..     1.06%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.34%/(d)/
 Portfolio Turnover
  Rate................     19.5%/(d)/

                          2001/(B)/
                          ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.40
Income from Investment
 Operations:
 Net Investment Income     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)
                          -----
 Total From Investment
            Operations     0.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)
                          -----
   Total Dividends and
         Distributions    (0.03)
                          -----
Net Asset Value, End
 of Period............   $10.43
                         ======
Total Return..........     2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,044
 Ratio of Expenses to
  Average Net Assets..     1.18%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%/(d)/
 Portfolio Turnover
  Rate................     19.5%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39, $.39, $.40, $.39 and $.39 per share, respectively, from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      344



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS MIDCAP BLEND FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.25)
                          -----
 Total From Investment
            Operations    (1.29)
                          -----
Net Asset Value, End
 of Period............    $8.71
                          =====
Total Return..........   (12.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $727
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.66)%/(d)/
 Portfolio Turnover
  Rate................    176.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP BLEND FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.24)
                          -----
 Total From Investment
            Operations    (1.30)
                          -----
Net Asset Value, End
 of Period............    $8.70
                          =====
Total Return..........   (13.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $726
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.84)%/(d)/
 Portfolio Turnover
  Rate................    176.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP BLEND FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.25)
                          -----
 Total From Investment
            Operations    (1.30)
                          -----
Net Asset Value, End
 of Period............    $8.70
                          =====
Total Return /(a)/ ...   (13.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,251
 Ratio of Expenses to
  Average Net Assets..     1.80%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.93)%/(d)/
 Portfolio Turnover
  Rate................    176.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP BLEND FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.25)
                          -----
 Total From Investment
            Operations    (1.26)
                          -----
Net Asset Value, End
 of Period............    $8.74
                          =====
Total Return..........   (12.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,121
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.14)%/(d)/
 Portfolio Turnover
  Rate................    176.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP BLEND FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.25)
                          -----
 Total From Investment
            Operations    (1.27)
                          -----
Net Asset Value, End
 of Period............    $8.73
                          =====
Total Return..........   (12.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $729
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.35)%/(d)/
 Portfolio Turnover
  Rate................    176.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP BLEND FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.25)
                          -----
 Total From Investment
            Operations    (1.28)
                          -----
Net Asset Value, End
 of Period............    $8.72
                          =====
Total Return..........   (12.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $729
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.47)%/(d)/
 Portfolio Turnover
  Rate................    176.3%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      347



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.09
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.58)
                          -----
 Total From Investment
            Operations    (4.58)
                          -----
Net Asset Value, End
 of Period............    $6.51
                          =====
Total Return..........   (40.49)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $815
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.33)%/(d)/
 Portfolio Turnover
  Rate................    347.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.09
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.58)
                          -----
 Total From Investment
            Operations    (4.59)
                          -----
Net Asset Value, End
 of Period............    $6.50
                          =====
Total Return..........   (40.53)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $814
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.51)%/(d)/
 Portfolio Turnover
  Rate................    347.3%/(d)/

                          2001/(E)/
                          ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.27
Income from Investment
 Operations:
 Net Investment Income     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.03)
                          -----
 Total From Investment
            Operations    (1.99)
                          -----
Net Asset Value, End
 of Period............    $6.28
                          =====
Total Return /(a)/ ...   (24.43)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $663
 Ratio of Expenses to
  Average Net Assets..     1.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.66)%/(d)/
 Portfolio Turnover
  Rate................    347.3%/(d)/

                          2001/(E)/
                          ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.27
Income from Investment
 Operations:
 Net Investment Income     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.00)
                          -----
 Total From Investment
            Operations    (1.96)
                          -----
Net Asset Value, End
 of Period............    $6.31
                          =====
Total Return..........   (24.07)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $7
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%/(d)/
 Portfolio Turnover
  Rate................    347.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.09
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.52)
                          -----
 Total From Investment
            Operations    (4.57)
                          -----
Net Asset Value, End
 of Period............    $6.52
                          =====
Total Return..........   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $815
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.00)%/(d)/
 Portfolio Turnover
  Rate................    347.3%/(d)/

                          2001/(B)/
                          ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.09
Income from Investment
 Operations:
 Net Investment Income     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.58)
                          -----
 Total From Investment
            Operations    (4.57)
                          -----
Net Asset Value, End
 of Period............    $6.52
                          =====
Total Return..........   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $816
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.14)%/(d)/
 Portfolio Turnover
  Rate................    347.3%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 29, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $1.09, $1.09, $1.08 and $1.09 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      350



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.14
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.75)
                         -----
 Total From Investment
            Operations   (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............   $9.38
                         =====
Total Return..........   (6.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $940
 Ratio of Expenses to
  Average Net Assets..    1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.12)%/(d)/
 Portfolio Turnover
  Rate................   224.9%/(d)/

                         2001/(B)/
                         ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.14
Income from Investment
 Operations:
 Net Investment Income   (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.75)
                         -----
 Total From Investment
            Operations   (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............   $9.37
                         =====
Total Return..........   (6.87)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $989
 Ratio of Expenses to
  Average Net Assets..    1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.30)%/(d)/
 Portfolio Turnover
  Rate................   224.9%/(d)/

                         2001/(E)/
                         ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.20
Income from Investment
 Operations:
 Net Investment Income   (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.83)
                         -----
 Total From Investment
            Operations   (0.85)
                         -----
Net Asset Value, End
 of Period............   $9.35
                         =====
Total Return /(a)/ ...   (8.15)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $891
 Ratio of Expenses to
  Average Net Assets..    1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.48)%/(d)/
 Portfolio Turnover
  Rate................   224.9%/(d)/

                         2001/(B)/
                         ----
PARTNERS MIDCAP VALUE FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.14
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.73)
                         -----
 Total From Investment
            Operations   (0.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............   $9.43
                         =====
Total Return..........   (6.28)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,956
 Ratio of Expenses to
  Average Net Assets..    1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.44%/(d)/
 Portfolio Turnover
  Rate................   224.9%/(d)/

                         2001/(B)/
                         ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.14
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.74)
                         -----
 Total From Investment
            Operations   (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............   $9.41
                         =====
Total Return..........   (6.48)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $942
 Ratio of Expenses to
  Average Net Assets..    1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.19%/(d)/
 Portfolio Turnover
  Rate................   224.9%/(d)/

                         2001/(B)/
                         ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.14
Income from Investment
 Operations:
 Net Investment Income    0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.74)
                         -----
 Total From Investment
            Operations   (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............   $9.40
                         =====
Total Return..........   (6.58)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $941
 Ratio of Expenses to
  Average Net Assets..    1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.07%/(d)/
 Portfolio Turnover
  Rate................   224.9%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share from November 28, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.14, $.14, $.13, $.14 and $.14 per share, respectively, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      353



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.82
Income from Investment
 Operations:
 Net Investment Income    (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.42)
                          -----
 Total From Investment
            Operations    (2.50)
                          -----
Net Asset Value, End
 of Period............    $7.32
                          =====
Total Return..........   (23.67)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $734
 Ratio of Expenses to
  Average Net Assets..     1.67%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.32)%/(d)/
 Portfolio Turnover
  Rate................    161.1%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.82
Income from Investment
 Operations:
 Net Investment Income    (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.42)
                          -----
 Total From Investment
            Operations    (2.51)
                          -----
Net Asset Value, End
 of Period............    $7.31
                          =====
Total Return..........   (23.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $733
 Ratio of Expenses to
  Average Net Assets..     1.85%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.50)%/(d)/
 Portfolio Turnover
  Rate................    161.1%/(d)/

                          2001/(E)/
                          ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.28
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.11)
                          -----
 Total From Investment
            Operations    (1.16)
                          -----
Net Asset Value, End
 of Period............    $7.12
                          =====
Total Return /(a)/ ...   (13.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $316
 Ratio of Expenses to
  Average Net Assets..     2.02%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.72)%/(d)/
 Portfolio Turnover
  Rate................    161.1%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.82
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.43)
                          -----
 Total From Investment
            Operations    (2.47)
                          -----
Net Asset Value, End
 of Period............    $7.35
                          =====
Total Return..........   (23.36)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,591
 Ratio of Expenses to
  Average Net Assets..     1.10%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.78)%/(d)/
 Portfolio Turnover
  Rate................    161.1%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.82
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.42)
                          -----
 Total From Investment
            Operations    (2.48)
                          -----
Net Asset Value, End
 of Period............    $7.34
                          =====
Total Return..........   (23.46)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $735
 Ratio of Expenses to
  Average Net Assets..     1.36%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.01)%/(d)/
 Portfolio Turnover
  Rate................    161.1%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.82
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.42)
                          -----
 Total From Investment
            Operations    (2.48)
                          -----
Net Asset Value, End
 of Period............    $7.34
                          =====
Total Return..........   (23.46)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $735
 Ratio of Expenses to
  Average Net Assets..     1.48%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.13)%/(d)/
 Portfolio Turnover
  Rate................    161.1%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      356



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.85
Income from Investment
 Operations:
 Net Investment Income    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.53)
                          -----
 Total From Investment
            Operations    (4.60)
                          -----
Net Asset Value, End
 of Period............    $6.25
                          =====
Total Return..........   (41.23)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $626
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.19)%/(d)/
 Portfolio Turnover
  Rate................    159.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.85
Income from Investment
 Operations:
 Net Investment Income    (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.53)
                          -----
 Total From Investment
            Operations    (4.61)
                          -----
Net Asset Value, End
 of Period............    $6.24
                          =====
Total Return..........   (41.32)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $625
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.37)%/(d)/
 Portfolio Turnover
  Rate................    159.8%/(d)/

                          2001/(E)/
                          ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.75
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.67)
                          -----
 Total From Investment
            Operations    (1.71)
                          -----
Net Asset Value, End
 of Period............    $6.04
                          =====
Total Return /(a)/ ...   (22.56)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $301
 Ratio of Expenses to
  Average Net Assets..     1.92%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.60)%/(d)/
 Portfolio Turnover
  Rate................    159.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.85
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.54)
                          -----
 Total From Investment
            Operations    (4.58)
                          -----
Net Asset Value, End
 of Period............    $6.27
                          =====
Total Return..........   (41.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,166
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.48)%/(d)/
 Portfolio Turnover
  Rate................    159.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.85
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.52)
                          -----
 Total From Investment
            Operations    (4.58)
                          -----
Net Asset Value, End
 of Period............    $6.27
                          =====
Total Return..........   (41.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $628
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.88)%/(d)/
 Portfolio Turnover
  Rate................    159.8%/(d)/

                          2001/(B)/
                          ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.85
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.53)
                          -----
 Total From Investment
            Operations    (4.59)
                          -----
Net Asset Value, End
 of Period............    $6.26
                          =====
Total Return..........   (41.13)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $627
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.00)%/(d)/
 Portfolio Turnover
  Rate................    159.8%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.22 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      359



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/ (B)/
                         ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.04 )
                         -----
 Total From Investment
            Operations   (0.04 )
                         -----
Net Asset Value, End
 of Period............   $9.96
                         =====
Total Return..........   (0.40 )%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $831
 Ratio of Expenses to
  Average Net Assets..    1.57 %/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.59 )%/(d)/
 Portfolio Turnover
  Rate................    58.0 %/(d)/

                         2001/ (B)/
                         ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.05 )
                         -----
 Total From Investment
            Operations   (0.05 )
                         -----
Net Asset Value, End
 of Period............   $9.95
                         =====
Total Return..........   (0.50 )%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $830
 Ratio of Expenses to
  Average Net Assets..    1.75 %/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.77 )%/(d)/
 Portfolio Turnover
  Rate................    58.0 %/(d)/

                         2001/ (B)/
                         ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.04 )
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02 )
                         -----
 Total From Investment
            Operations   (0.06 )
                         -----
Net Asset Value, End
 of Period............   $9.94
                         =====
Total Return /(a)/ ...   (0.60 )%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,472
 Ratio of Expenses to
  Average Net Assets..    1.81 %/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.84 )%/(d)/
 Portfolio Turnover
  Rate................    58.0 %/(d)/

                         2001/ (B)/
                         ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
 Net Investment Income      --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      --
                            --
 Total From Investment
            Operations      --
                            --
Net Asset Value, End
 of Period............  $10.00
                        ======

Total Return /(a)/ ...    0.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,682
 Ratio of Expenses to
  Average Net Assets..    1.00 %/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.07 )%/(d)/
 Portfolio Turnover
  Rate................    58.0 %/(d)/

                         2001/ (B)/
                         ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.02 )
                         -----
 Total From Investment
            Operations   (0.02 )
                         -----
Net Asset Value, End
 of Period............   $9.98
                         =====
Total Return..........   (0.20 )%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $833
 Ratio of Expenses to
  Average Net Assets..    1.26 %/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28 )%/(d)/
 Portfolio Turnover
  Rate................    58.0 %/(d)/

                         2001/ (B)/
                         ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.03 )
                         -----
 Total From Investment
            Operations   (0.03 )
                         -----
Net Asset Value, End
 of Period............   $9.97
                         =====
Total Return..........   (0.30 )%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $833
 Ratio of Expenses to
  Average Net Assets..    1.38 %/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.40 )%/(d)/
 Portfolio Turnover
  Rate................    58.0 %/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                                      362



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
REAL ESTATE FUND
----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.16
Income from Investment
 Operations:
 Net Investment Income    0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.05)
                         -----
 Total From Investment
            Operations    0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.41
                        ======
Total Return..........    3.95%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,302
 Ratio of Expenses to
  Average Net Assets..    1.42%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.33%/(d)/
 Portfolio Turnover
  Rate................    77.5%/(d)/

                         2001/(B)/
                         ----
REAL ESTATE FUND
----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.16
Income from Investment
 Operations:
 Net Investment Income    0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)
                         -----
 Total From Investment
            Operations    0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.40
                        ======
Total Return..........    3.85%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,339
 Ratio of Expenses to
  Average Net Assets..    1.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.16%/(d)/
 Portfolio Turnover
  Rate................    77.5%/(d)/

                         2001/(E)/
                         ----
REAL ESTATE FUND
----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.32
                          ----
 Total From Investment
            Operations    0.45
                          ----
Net Asset Value, End
 of Period............  $10.45
                        ======
Total Return /(a)/ ...    3.67%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,108
 Ratio of Expenses to
  Average Net Assets..    1.76%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.01%/(d)/
 Portfolio Turnover
  Rate................    77.5%/(d)/

                         2001/(E)/
                         ----
REAL ESTATE FUND
----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.15
                          ----
 Total From Investment
            Operations    0.50
                          ----
Net Asset Value, End
 of Period............  $10.50
                        ======
Total Return..........    4.17%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets..    0.85%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.91%/(d)/
 Portfolio Turnover
  Rate................    77.5%/(d)/

                         2001/(B)/
                         ----
REAL ESTATE FUND
----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.16
Income from Investment
 Operations:
 Net Investment Income    0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.17)
                         -----
 Total From Investment
            Operations    0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.43
                        ======
Total Return..........    4.15%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,307
 Ratio of Expenses to
  Average Net Assets..    1.11%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.79%/(d)/
 Portfolio Turnover
  Rate................    77.5%/(d)/

                         2001/(B)/
                         ----
REAL ESTATE FUND
----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.16
Income from Investment
 Operations:
 Net Investment Income    0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)
                         -----
 Total From Investment
            Operations    0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.43
                        ======
Total Return..........    4.15%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,304
 Ratio of Expenses to
  Average Net Assets..    1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.52%/(d)/
 Portfolio Turnover
  Rate................    77.5%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      365



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
SMALLCAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.55
Income from Investment
 Operations:
 Net Investment Income    0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.01)
                         -----
 Total From Investment
            Operations    0.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.54
                        ======
Total Return..........    0.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,320
 Ratio of Expenses to
  Average Net Assets..    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.14%/(d)/
 Portfolio Turnover
  Rate................   123.5%/(d)/

                         2001/(B)/
                         ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.56
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02)
                         -----
 Total From Investment
            Operations   (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.53
                        ======
Total Return..........    0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,338
 Ratio of Expenses to
  Average Net Assets..    1.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.04)%/(d)/
 Portfolio Turnover
  Rate................   123.5%/(d)/

                         2001/(E)/
                         ----
SMALLCAP BLEND FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.46
Income from Investment
 Operations:
 Net Investment Income   (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.07)
                         -----
 Total From Investment
            Operations   (0.08)
                         -----
Net Asset Value, End
 of Period............  $10.38
                        ======
Total Return /(a)/ ...   (0.67)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,480
 Ratio of Expenses to
  Average Net Assets..    1.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.35)%/(d)/
 Portfolio Turnover
  Rate................   123.5%/(d)/

                         2001/(E)/
                         ----
SMALLCAP BLEND FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.46
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.07)
                         -----
 Total From Investment
            Operations   (0.02)
                         -----
Net Asset Value, End
 of Period............  $10.44
                        ======
Total Return..........   (0.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets..    0.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.71%/(d)/
 Portfolio Turnover
  Rate................   123.5%/(d)/

                         2001/(B)/
                         ----
SMALLCAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.56
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.02)
                         -----
 Total From Investment
            Operations    0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.58
                        ======
Total Return..........    0.98%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,322
 Ratio of Expenses to
  Average Net Assets..    1.01%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.31%/(d)/
 Portfolio Turnover
  Rate................   123.5%/(d)/

                         2001/(B)/
                         ----
SMALLCAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.56
Income from Investment
 Operations:
 Net Investment Income    0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.01)
                         -----
 Total From Investment
            Operations    0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.57
                        ======
Total Return..........    0.88%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,322
 Ratio of Expenses to
  Average Net Assets..    1.13%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.33%/(d)/
 Portfolio Turnover
  Rate................   123.5%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.54, $.55, $.55 and $.55 per share, respectively, from November 28, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      368



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.44
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.82)
                          -----
 Total From Investment
            Operations    (1.88)
                          -----
Net Asset Value, End
 of Period............    $7.56
                          =====
Total Return..........   (19.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $947
 Ratio of Expenses to
  Average Net Assets..     1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.02)%/(d)/
 Portfolio Turnover
  Rate................    178.3%/(d)/

                          2001/(B)/
                          ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.45
Income from Investment
 Operations:
 Net Investment Income    (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.81)
                          -----
 Total From Investment
            Operations    (1.89)
                          -----
Net Asset Value, End
 of Period............    $7.56
                          =====
Total Return..........   (19.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $963
 Ratio of Expenses to
  Average Net Assets..     1.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.19)%/(d)/
 Portfolio Turnover
  Rate................    178.3%/(d)/

                          2001/(E)/
                          ----
SMALLCAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.06
Income from Investment
 Operations:
 Net Investment Income    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.72)
                          -----
 Total From Investment
            Operations    (1.75)
                          -----
Net Asset Value, End
 of Period............    $7.31
                          =====
Total Return /(a)/ ...   (18.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,322
 Ratio of Expenses to
  Average Net Assets..     1.64%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.32)%/(d)/
 Portfolio Turnover
  Rate................    178.3%/(d)/

                          2001/(E)/
                          ----
SMALLCAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.06
Income from Investment
 Operations:
 Net Investment Income    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.70)
                          -----
 Total From Investment
            Operations    (1.71)
                          -----
Net Asset Value, End
 of Period............    $7.35
                          =====
Total Return..........   (17.97)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $560
 Ratio of Expenses to
  Average Net Assets..     0.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.45)%/(d)/
 Portfolio Turnover
  Rate................    178.3%/(d)/

                          2001/(B)/
                          ----
SMALLCAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.45
Income from Investment
 Operations:
 Net Investment Income    (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.77)
                          -----
 Total From Investment
            Operations    (1.87)
                          -----
Net Asset Value, End
 of Period............    $7.58
                          =====
Total Return..........   (19.02)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $948
 Ratio of Expenses to
  Average Net Assets..     1.01%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%/(d)/
 Portfolio Turnover
  Rate................    178.3%/(d)/

                          2001/(B)/
                          ----
SMALLCAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.45
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.82)
                          -----
 Total From Investment
            Operations    (1.87)
                          -----
Net Asset Value, End
 of Period............    $7.58
                          =====
Total Return..........   (19.02)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $948
 Ratio of Expenses to
  Average Net Assets..     1.13%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.83)%/(d)/
 Portfolio Turnover
  Rate................    178.3%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred recognized $.01 of net operating loss per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $ .55 per share, during the initial interim period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      371



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.47
Income from Investment
 Operations:
 Net Investment Income    0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.11)
                         -----
 Total From Investment
            Operations   (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.36
                        ======
Total Return..........   (0.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,296
 Ratio of Expenses to
  Average Net Assets..    0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.09%/(d)/
 Portfolio Turnover
  Rate................    62.0%/(d)/

                         2001/(B)/
                         ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.47
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.12)
                         -----
 Total From Investment
            Operations   (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.34
                        ======
Total Return..........   (1.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,294
 Ratio of Expenses to
  Average Net Assets..    0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.09)%/(d)/
 Portfolio Turnover
  Rate................    62.0%/(d)/

                         2001/(E)/
                         ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.74
Income from Investment
 Operations:
 Net Investment Income   (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.59)
                         -----
 Total From Investment
            Operations   (0.60)
                         -----
Net Asset Value, End
 of Period............  $10.14
                        ======
Total Return /(a)/ ...   (5.59)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,860
 Ratio of Expenses to
  Average Net Assets..    1.06%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.26)%/(d)/
 Portfolio Turnover
  Rate................    62.0%/(d)/

                         2001/(E)/
                         ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.74
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.60)
                         -----
 Total From Investment
            Operations   (0.55)
                         -----
Net Asset Value, End
 of Period............  $10.19
                        ======
Total Return..........   (5.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets..    0.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.65%/(d)/
 Portfolio Turnover
  Rate................    62.0%/(d)/

                         2001/(B)/
                         ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.47
Income from Investment
 Operations:
 Net Investment Income    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.14)
                         -----
 Total From Investment
            Operations   (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.37
                        ======
Total Return..........   (0.83)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,302
 Ratio of Expenses to
  Average Net Assets..    0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.35%/(d)/
 Portfolio Turnover
  Rate................    62.0%/(d)/

                         2001/(B)/
                         ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.47
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.11)
                         -----
 Total From Investment
            Operations   (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.01)
                         -----
   Total Dividends and
         Distributions   (0.01)
                         -----
Net Asset Value, End
 of Period............  $10.37
                        ======
Total Return..........   (0.83)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,298
 Ratio of Expenses to
  Average Net Assets..    0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.28%/(d)/
 Portfolio Turnover
  Rate................    62.0%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.15' per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      374



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                         2001/(B)/
                         ----
SMALLCAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37
                          ----
 Total From Investment
            Operations    0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)
                         -----
   Total Dividends and
         Distributions   (0.03)
                         -----
Net Asset Value, End
 of Period............  $10.62
                        ======
Total Return..........    4.89%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,328
 Ratio of Expenses to
  Average Net Assets..    1.32%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.64%/(d)/
 Portfolio Turnover
  Rate................    89.1%/(d)/

                         2001/(B)/
                         ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.36
                          ----
 Total From Investment
            Operations    0.42
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)
                         -----
   Total Dividends and
         Distributions   (0.03)
                         -----
Net Asset Value, End
 of Period............  $10.60
                        ======
Total Return..........    4.69%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,326
 Ratio of Expenses to
  Average Net Assets..    1.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.47%/(d)/
 Portfolio Turnover
  Rate................    89.1%/(d)/

                         2001/(E)/
                         ----
SMALLCAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.64
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.16)
                         -----
 Total From Investment
            Operations   (0.16)
                         -----
Net Asset Value, End
 of Period............  $10.48
                        ======
Total Return /(a)/ ...   (1.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $749
 Ratio of Expenses to
  Average Net Assets..    1.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%/(d)/
 Portfolio Turnover
  Rate................    89.1%/(d)/

                         2001/(E)/
                         ----
SMALLCAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.64
Income from Investment
 Operations:
 Net Investment Income    0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.11)
                         -----
 Total From Investment
            Operations   (0.10)
                         -----
Net Asset Value, End
 of Period............  $10.54
                        ======
Total Return..........   (0.47)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,144
 Ratio of Expenses to
  Average Net Assets..    0.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.79%/(d)/
 Portfolio Turnover
  Rate................    89.1%/(d)/

                         2001/(B)/
                         ----
SMALLCAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.31
                          ----
 Total From Investment
            Operations    0.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)
                         -----
   Total Dividends and
         Distributions   (0.03)
                         -----
Net Asset Value, End
 of Period............  $10.64
                        ======
Total Return..........    5.09%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,330
 Ratio of Expenses to
  Average Net Assets..    1.01%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.18%/(d)/
 Portfolio Turnover
  Rate................    89.1%/(d)/

                         2001/(B)/
                         ----
SMALLCAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.21
Income from Investment
 Operations:
 Net Investment Income    0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.37
                          ----
 Total From Investment
            Operations    0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)
                         -----
   Total Dividends and
         Distributions   (0.03)
                         -----
Net Asset Value, End
 of Period............  $10.63
                        ======
Total Return..........    4.99%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,330
 Ratio of Expenses to
  Average Net Assets..    1.13%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.83%/(d)/
 Portfolio Turnover
  Rate................    89.1%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.20 per share from November 29, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      377



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31:



                          2001/(B)/
                          ----
TECHNOLOGY FUND
---------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.07
Income from Investment
 Operations:
 Net Investment Income    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.56)
                          -----
 Total From Investment
            Operations    (4.62)
                          -----
Net Asset Value, End
 of Period............    $5.45
                          =====
Total Return..........   (45.72)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $545
 Ratio of Expenses to
  Average Net Assets..     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.95)%/(d)/
 Portfolio Turnover
  Rate................    123.1%/(d)/

                          2001/(B)/
                          ----
TECHNOLOGY FUND
---------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.07
Income from Investment
 Operations:
 Net Investment Income    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.57)
                          -----
 Total From Investment
            Operations    (4.64)
                          -----
Net Asset Value, End
 of Period............    $5.43
                          =====
Total Return..........   (45.92)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $545
 Ratio of Expenses to
  Average Net Assets..     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.13)%/(d)/
 Portfolio Turnover
  Rate................    123.1%/(d)/

                          2001/(E)/
                          ----
TECHNOLOGY FUND
---------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.40
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.02)
                          -----
 Total From Investment
            Operations    (2.04)
                          -----
Net Asset Value, End
 of Period............    $5.36
                          =====
Total Return /(a)/ ...   (27.76)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $965
 Ratio of Expenses to
  Average Net Assets..     1.91%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.29)%/(d)/
 Portfolio Turnover
  Rate................    123.1%/(d)/

                          2001/(B)/
                          ----
TECHNOLOGY FUND
---------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.07
Income from Investment
 Operations:
 Net Investment Income    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.57)
                          -----
 Total From Investment
            Operations    (4.59)
                          -----
Net Asset Value, End
 of Period............    $5.48
                          =====
Total Return..........   (45.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,779
 Ratio of Expenses to
  Average Net Assets..     1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%/(d)/
 Portfolio Turnover
  Rate................    123.1%/(d)/

                          2001/(B)/
                          ----
TECHNOLOGY FUND
---------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.07
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.56)
                          -----
 Total From Investment
            Operations    (4.61)
                          -----
Net Asset Value, End
 of Period............    $5.46
                          =====
Total Return..........   (45.62)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $546
 Ratio of Expenses to
  Average Net Assets..     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.64)%/(d)/
 Portfolio Turnover
  Rate................    123.1%/(d)/

                          2001/(B)/
                          ----
TECHNOLOGY FUND
---------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.07
Income from Investment
 Operations:
 Net Investment Income    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.57)
                          -----
 Total From Investment
            Operations    (4.62)
                          -----
Net Asset Value, End
 of Period............    $5.45
                          =====
Total Return..........   (45.72)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $546
 Ratio of Expenses to
  Average Net Assets..     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.76)%/(d)/
 Portfolio Turnover
  Rate................    123.1%/(d)/


 -------------------------------------------------------------------------------

/(a) /Total return is calculated without the contingent deferred sales charge. /(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized gain of $.07 per share from November 27, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.28 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                                      380




                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and
Shareholders
Principal Investors Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Balanced Fund, Bond & Mortgage Securities Fund, Capital Preservation Fund, European Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International Fund II, International SmallCap Fund, LargeCap Blend Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LifeTime 2010 Fund, LifeTime 2020 Fund, LifeTime 2030 Fund, LifeTime 2040 Fund, LifeTime 2050 Fund, LifeTime Strategic Income Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Pacific Basin Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Blend Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, and Technology Fund (certain of the funds constituting Principal Investors Fund, Inc.) as of October 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds set forth above constituting Principal Investors Fund, Inc. at October 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                             ERNST & YOUNG LLP



Des Moines, Iowa
December 5, 2001


                                      381


                         FEDERAL INCOME TAX INFORMATION
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the year ended October 31, 2001 that qualifies for the dividends received deduction is as follows:

                                          DEDUCTIBLE
                                          PERCENTAGE
                                         ------------
 Balanced Fund                                28%
 LargeCap Blend Fund                         100%
 LargeCap S&P 500 Index Fund                 100%
 LargeCap Value Fund                         100%
 MidCap Blend Fund                           100%
 MidCap S&P 400 Index Fund                    69%
 MidCap Value Fund                            25%
 Partners LargeCap Blend Fund                100%
 Partners LargeCap Value Fund                 63%
 Partners MidCap Value Fund                  100%
 Partners SmallCap Value Fund                 19%
 SmallCap Blend Fund                         100%
 SmallCap Growth Fund                          2%
 SmallCap S&P 600 Index Fund                  35%
 SmallCap Value Fund                          15%





For federal income tax purposes, the Fund did not make any long term capital gain distributions during the year ended October 31, 2001.





FOREIGN TAXES PAID . Certain of the Funds are making an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders. The amount of foreign taxes per share for the year ended October 31, 2001 are as follows:

 European Fund                               $.0158
 International Emerging Markets Fund          .0192
 International Fund I                         .0105
 International Fund II                        .0101
 International SmallCap Fund                  .0106
 Pacific Basin Fund                           .0100


This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the Fund's transfer agent.



                                      382